Filed with the Securities and Exchange Commission on April 3, 2020
REGISTRATION NO. 333-162673
INVESTMENT COMPANY ACT NO. 811-07325
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 31
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 180
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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(480) 429-4874
(Name, address and telephone number of agent for service)
COPIES TO:
DOUGLAS E. SCULLY
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-6960
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2020 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated April 27, 2020
to Prospectuses dated April 27, 2020

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

On March 27, 2020 (Date of Enactment), Congress passed and President Trump signed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans.
Waiver of Required Minimum Distributions (RMDs) for 2020
The requirement to take minimum distributions from defined contribution plans and IRAs is waived for 2020.  The waiver would apply to any RMD due from such an arrangement in 2020, even RMDs with respect to the 2019 tax year that are due in 2020.  For example, if an IRA owner turned age 70½ in 2019, they owe an RMD for the 2019 tax year but can wait until 4/1/20 to take it.  If they did not take that first RMD in 2019, the bill waives it, along with the requirement to take their second RMD (for the 2020 tax year) by the end of 2020.  The relief applies both to lifetime and post-death RMDs.  In that regard, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year.  It is unclear whether this treatment applies for the 10-year period imposed by the SECURE Act. Although also unclear, the 1-year election rule for life expectancy payments by an eligible beneficiary may be extended based on the position the IRS took in Notice 2009-82.
Withdrawals from Employer Plans and IRAs, including Roth IRAs
Relief is provided for “coronavirus-related distributions” from qualified plans and IRAs. The relief applies to such distributions made at any time during the 2020 calendar year, as follows:

•	Permits such distributions to be treated as in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457, as applicable;

•	Provides an exception to the 10% early distribution penalty under Code section 72(t) (but not for the similar penalty tax under Code section 72(q) that applies to non-qualified annuities);

•	Exempts such distributions from the 402(f) notice requirements and mandatory 20% withholding applicable to eligible rollover distributions, as applicable;

•
Permits the individual to include income attributable to such distributions ratably over the three-year period beginning with the year the distribution would otherwise be taxable (this spreading would apply unless the taxpayer elects out); and

•
Permits recontribution of such distribution to a plan or IRA within three years, in which case the recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.

The distribution must come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e. , an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan.  The relief would be limited to aggregate distributions of $100,000.  See below for a description of who is eligible for the relief.
Plan Loans
The following relief is provided with respect to plan loans (if available under a contract) taken by any “qualified individual” who is affected by the coronavirus:

•
For loans made during the 180-day period beginning on the date of enactment, the maximum loan amount would be increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.  Note that Department of Labor regulations require that plan loans be secured by no more than half of the account balance.  It is not clear whether this is an impediment to increasing the loan limit to 100% of the account balance.  We understand that DOL is aware of this issue.

•
The due date for any repayment on a loan that otherwise is due between the date of enactment and December 31, 2020, would be delayed for one year.  This also would extend the maximum loan period (normally five years).

Based on prior IRS guidance involving similar relief for natural disasters, all of the changes would be optional for plans See below for a description of who is eligible for the plan loan relief.

PPRT2PROS

Eligible Individuals for Withdrawal and Loan Relief
The administrator of an eligible retirement plan may rely on an employee’s certification that the employee satisfies the conditions for eligibility.  The eligibility criteria for the relief remain the same, meaning the individual must fall within one of the following categories:

•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•	The individual’s spouse or dependent is diagnosed with such virus or disease; or

•
The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by the Secretary of the Treasury.

IRS Guidance
Extension of IRA Contribution Deadline
The deadline for making an IRA or Roth IRA contribution has been extended until July 15, 2020, the extended deadline for filing an individual’s 2019 tax return.

PPRT2PROS

PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY X SERIESSM (“X SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY C SERIESSM (“C SERIES”)
(For Annuities purchased prior to February 25, 2013)
Flexible Premium Deferred Annuities
PROSPECTUS: APRIL 27, 2020
This prospectus describes four different flexible premium deferred annuity classes offered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional. For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an “Annuity”, and to the annuity contracts collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered for new sales. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Each Annuity or certain of its investment options and/or features may not be available in all states. Financial professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Please speak to your financial professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Purchase Credits with respect to certain Purchase Payments you make, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Limitations With Optional Benefits” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuities that you should know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

PPRT2PROS

AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIALANNUITIES.COM

Prospectus dated: April 27, 2020	Statement of Additional Information dated: April 27, 2020

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio[1]
AST Advanced Strategies Portfolio[1]
AST AllianzGI World Trends Portfolio[1]
AST AQR Emerging Markets Equity Portfolio[4]
AST AQR Large-Cap Portfolio[4]
AST Balanced Asset Allocation Portfolio[1]
AST BlackRock Global Strategies Portfolio[1]
AST BlackRock Low Duration Bond Portfolio[3]
AST BlackRock/Loomis Sayles Bond Portfolio[3]
AST Bond Portfolio 2020[2]
AST Bond Portfolio 2021[2]
AST Bond Portfolio 2022[2]
AST Bond Portfolio 2023[2]
AST Bond Portfolio 2024[2]
AST Bond Portfolio 2025[2]
AST Bond Portfolio 2026[2]
AST Bond Portfolio 2027[2]
AST Bond Portfolio 2028[2]
AST Bond Portfolio 2029[2]
AST Bond Portfolio 2030[2]
AST Bond Portfolio 2031[2]
AST Capital Growth Asset Allocation Portfolio[1]
AST ClearBridge Dividend Growth Portfolio[3]
AST Cohen & Steers Global Realty Portfolio[3]
AST Cohen & Steers Realty Portfolio[3]
AST Emerging Markets Equity Portfolio[3]
AST Fidelity Institutional AM® Quantitative Portfolio[1,5]
AST Goldman Sachs Multi-Asset Portfolio[1]
AST Goldman Sachs Small-Cap Value Portfolio[3]
AST Government Money Market Portfolio[3]
AST High Yield Portfolio[3]
AST Hotchkis & Wiley Large-Cap Value Portfolio[3]
AST International Growth Portfolio[3]
AST International Value Portfolio[3]
AST Investment Grade Bond Portfolio[2]
AST J.P. Morgan Global Thematic Portfolio[1]
AST J.P. Morgan International Equity Portfolio[3]
AST J.P. Morgan Strategic Opportunities Portfolio[1]
AST Jennison Large-Cap Growth Portfolio[3]
AST Large-Cap Core Portfolio[4]
AST Legg Mason Diversified Growth Portfolio[4,6]

AST Loomis Sayles Large-Cap Growth Portfolio[3]
AST MFS Global Equity Portfolio[3]
AST MFS Growth Allocation Portfolio[1]
AST MFS Growth Portfolio[3]
AST MFS Large-Cap Value Portfolio[3]
AST Mid-Cap Growth Portfolio[3]
AST Neuberger Berman/LSV Mid-Cap Value Portfolio[3]
AST Preservation Asset Allocation Portfolio[1]
AST Prudential Core Bond Portfolio[3]
AST Prudential Growth Allocation Portfolio[1]
AST QMA US Equity Alpha Portfolio[3]
AST Quantitative Modeling Portfolio[4]
AST Small-Cap Growth Opportunities Portfolio[3]
AST Small-Cap Growth Portfolio[3]
AST Small-Cap Value Portfolio[3]
AST T. Rowe Price Asset Allocation Portfolio[1]
AST T. Rowe Price Growth Opportunities Portfolio[4,6]
AST T. Rowe Price Large-Cap Growth Portfolio[3]
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio[3]
AST Templeton Global Bond Portfolio[3]
AST WEDGE Capital Mid-Cap Value Portfolio[3]
AST Wellington Management Hedged Equity Portfolio[1]
AST Western Asset Core Plus Bond Portfolio[3]
AST Western Asset Emerging Markets Debt Portfolio[4]
Prudential Series Funds
PSF Small Capitalization Stock Portfolio – Class I4
PSF Stock Index Portfolio – Class I4

(1) Available with all living and death benefits.
(2) The variable investment option is not available for allocation of Purchase Payments or contract owner transfers.
(3) Not available with HDI v2.1 and 2.0 Suite of benefits.
(4) Not available if you purchased any optional benefit.
(5) Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
(6) Not available with the X Series product.

(i)

HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)	86
DEATH BENEFITS	91
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT	91
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT	91
SPOUSAL CONTINUATION OF ANNUITY	92
PAYMENT OF DEATH BENEFITS	93
BENEFICIARY CONTINUATION OPTION	93
VALUING YOUR INVESTMENT	95
VALUING THE SUB-ACCOUNTS	95
PROCESSING AND VALUING TRANSACTIONS	95
TAX CONSIDERATIONS	97
NONQUALIFIED ANNUITIES	97
QUALIFIED ANNUITIES	100
OTHER INFORMATION	107
PRUCO LIFE AND THE SEPARATE ACCOUNT	107
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS	109
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE	110
FINANCIAL STATEMENTS	112
INDEMNIFICATION	112
LEGAL PROCEEDINGS	112
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	112
HOW TO CONTACT US	112

APPENDIX A – ACCUMULATION UNIT VALUES	A-1
APPENDIX B – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES	B-1
APPENDIX C – HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS
C-1
APPENDIX D – HIGHEST DAILY LIFETIME INCOME, HIGHEST DAILY LIFETIME INCOME WITH LIA AND SPOUSAL HIGHEST DAILY LIFETIME INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS	D-1
APPENDIX E – HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH LIFETIME INCOME ACCELERATOR, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS
E-1
APPENDIX F: OPTIONAL DEATH BENEFITS	F-1
APPENDIX G: FORMULA FOR GRO PLUS II	G-1
APPENDIX H – MVA FORMULAS	H-1
APPENDIX I – FORMULA FOR HIGHEST DAILY GRO II	I-1
APPENDIX J – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS
J-1

(ii)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts and/or the MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account and for each MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Option will be calculated using an MVA factor, if applicable.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.
Annuitant : The natural person upon whose life annuity payments are based.
Annuitization : Annuitization is the process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Dollar Cost Averaging (“DCA”) MVA Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

Guarantee Period: The period of time during which we credit a fixed rate of interest to an MVA Option.
Investment Option: A Sub-account or MVA Option available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Market Value Adjustment (“MVA”): A positive or negative adjustment used to determine the Account Value in an MVA Option.
Market Value Adjustment Options (“MVA Options”): Investment Options to which a fixed rate of interest is credited for a specified Guarantee Period and to which an MVA may apply. The MVA Options consist of (a) the DCA MVA Option used with our 6 or 12 Month DCA Program and (b) the “Long-Term MVA Options”, under which Guarantee Periods of different yearly lengths are offered.
Maturity Date: With respect to an MVA Option, the last day in a Guarantee Period.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.
Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.
Purchase Credit: Under the X Series only, an amount that we add to your Annuity when you make a Purchase Payment during the first four Annuity Years. We are entitled to recapture Purchase Credits under certain circumstances. See “Purchasing Your Annuity – Purchase Credits under the X Series,” for more details.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets that are held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.
Unit: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company.
you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering one of the Annuities. The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options. State premium taxes also may be deducted.

ANNUITY OWNER TRANSACTION EXPENSES
CONTINGENT DEFERRED SALES CHARGE (“CDSC”) 1
X SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	9.0%
1 year old or older, but not yet 2 years old	9.0%
2 years old or older, but not yet 3 years old	9.0%
3 years old or older, but not yet 4 years old	9.0%
4 years old or older, but not yet 5 years old	8.0%
5 years old or older, but not yet 6 years old	8.0%
6 years old or older, but not yet 7 years old	8.0%
7 years old or older, but not yet 8 years old	5.0%
8 years old or older, but not yet 9 years old	2.5%
9 or more years old	0.0%
For X Series Annuities issued in Connecticut, the CDSC amounts are different. See Appendix B.
B SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	6.0%
4 years old or older, but not yet 5 years old	5.0%
5 years old or older, but not yet 6 years old	5.0%
6 years old or older, but not yet 7 years old	5.0%
7 years old, or older	0.0%
L SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	5.0%
4 or more years old	0.0%

C SERIES
There is no CDSC or other sales load applicable to the C Series.

FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Transfer Fee	$10	$10	$10	$10
Tax Charge (current)	0% to 3.5%	0% to 3.5%	0% to 3.5%	0% to 3.5%

1
The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the age of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the X Series on November 1, 2019 you withdrew a Purchase Payment made on August 1, 2014, that Purchase Payment would be between 5 and 6 years old, and thus subject to an 8% CDSC. Purchase Payments are withdrawn on a “first-in, first-out” basis.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

PERIODIC FEES AND CHARGES (assessed annually as a percentage of Unadjusted Account Value)
FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Annual Maintenance Fee [2]	Lesser of $50 or 2%	Lesser of $50 or 2%	Lesser of $50 or 2%	Lesser of $50 or 2%

ANNUALIZED INSURANCE FEES/CHARGES (assessed daily as a percentage of the net assets of the Sub-accounts)
FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Mortality & Expense Risk Charge: During First 9 Annuity Years	1.70%	1.15%	1.55%	1.60%
After 9th Annuity Year	1.15%	1.15%	1.15%	1.15%
Administration Charge	0.15%	0.15%	0.15%	0.15%
Total Annualized Insurance Fees/Charges: During First 9 Annuity Years [3,4]	1.85%	1.30%	1.70%	1.75%
After 9th Annuity Year [3,4]	1.30%	1.30%	1.30%	1.30%

2
Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only applicable if Unadjusted Account Value is less than $25,000 at the time the fee is assessed.

3	The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.

4
For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense Risk and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next four columns show the total expenses you would pay for each class of Annuity if you purchased the relevant optional benefit. More specifically, these columns show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges (during the first 9 Annuity Years) applicable to the Annuity class (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/CHARGE [7]	TOTAL ANNUALIZED CHARGE [8] for X SERIES	TOTAL ANNUALIZED CHARGE [8] for B SERIES	TOTAL ANNUALIZED CHARGE [8] for L SERIES	TOTAL ANNUALIZED CHARGE [8] for C SERIES
HIGHEST DAILY LIFETIME INCOME v2.1 [9] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%
Current Charge	1.00%	1.85% + 1.00%	1.30% + 1.00%	1.70% + 1.00%	1.75% + 1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 [9] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/CHARGE [7]	TOTAL ANNUALIZED CHARGE [8] for X SERIES	TOTAL ANNUALIZED CHARGE [8] for B SERIES	TOTAL ANNUALIZED CHARGE [8] for L SERIES	TOTAL ANNUALIZED CHARGE [8] for C SERIES
Current Charge	1.10%	1.85% + 1.10%	1.30% + 1.10%	1.70% + 1.10%	1.75% + 1.10%
HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT [9] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%
Current Charge	1.50%	1.85% + 1.50%	1.30% + 1.50%	1.70% + 1.50%	1.75% + 1.50%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT [9] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%
Current Charge	1.60%	1.85% + 1.60%	1.30% + 1.60%	1.70% + 1.60%	1.75% + 1.60%
HIGHEST DAILY LIFETIME INCOME 2.0 [10] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%
Current Charge	1.00%	1.85% + 1.00%	1.30% + 1.00%	1.70% + 1.00%	1.75% + 1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 [10] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%
Current Charge	1.10%	1.85% + 1.10%	1.30% + 1.10%	1.70% + 1.10%	1.75% + 1.10%
HIGHEST DAILY LIFETIME INCOME 2.0 WITH LIFETIME INCOME ACCELERATOR [10] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%
Current Charge	1.50%	1.85% + 1.50%	1.30% + 1.50%	1.70% + 1.50%	1.75% + 1.50%
HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT [10] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%
Current Charge	1.50%	1.85% + 1.50%	1.30% + 1.50%	1.70% + 1.50%	1.75% + 1.50%
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT [10] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%
Current Charge	1.60%	1.85% + 1.60%	1.30% + 1.60%	1.70% + 1.60%	1.75% + 1.60%
HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME [11] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	1.50%	1.85% + 1.50%	1.30% + 1.50%	1.70% + 1.50%	1.75% + 1.50%
Current Charge	0.95%	1.85% + 0.95%	1.30% + 0.95%	1.70% + 0.95%	1.75% + 0.95%
HIGHEST DAILY LIFETIME INCOME WITH LIFETIME INCOME ACCELERATOR [11] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%
Current Charge	1.30%	1.85% + 1.30%	1.30% + 1.30%	1.70% + 1.30%	1.75% + 1.30%

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/CHARGE [7]	TOTAL ANNUALIZED CHARGE [8] for X SERIES	TOTAL ANNUALIZED CHARGE [8] for B SERIES	TOTAL ANNUALIZED CHARGE [8] for L SERIES	TOTAL ANNUALIZED CHARGE [8] for C SERIES
HIGHEST DAILY LIFETIME 6 PLUS INCOME [12] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	1.50%	1.85% + 1.50%	1.30% + 1.50%	1.70% + 1.50%	1.75% + 1.50%
Current Charge	0.85%	1.85% + 0.85%	1.30% + 0.85%	1.70% + 0.85%	1.75% + 0.85%
HIGHEST DAILY LIFETIME 6 PLUS INCOME WITH LIFETIME INCOME ACCELERATOR [12] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% + 2.00%	1.30% + 2.00%	1.70% + 2.00%	1.75% + 2.00%
Current Charge	1.20%	1.85% + 1.20%	1.30% + 1.20%	1.70% + 1.20%	1.75% + 1.20%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME [12] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [7]	1.50%	1.85% + 1.50%	1.30% + 1.50%	1.70% + 1.50%	1.75% + 1.50%
Current Charge	0.95%	1.85% + 0.95%	1.30% + 0.95%	1.70% + 0.95%	1.75% + 0.95%
GUARANTEED RETURN OPTION PLUS II (GRO PLUS II) Charge [8] (assessed as a percentage of the daily net assets of the Sub-accounts)	0.60%	2.45%	1.90%	2.30%	2.35%
HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II) Charge [8] (assessed as a percentage of the daily net assets of the Sub-accounts)	0.60%	2.45%	1.90%	2.30%	2.35%
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (“HAV”) Charge [8,13] (assessed as a percentage of the daily net assets of the Sub-accounts)	0.40%	2.25%	1.70%	2.10%	2.15%
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT Charge [8,13] (assessed as a percentage of the daily net assets of the Sub-accounts)	0.80%	2.65%	2.10%	2.50%	2.55%

5
The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Unadjusted Account Value and the Protected Withdrawal Value (PWV). We deduct this charge on quarterly anniversaries of the benefit effective date. More information regarding the quarterly deductions and a description of the PWV appear in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, Highest Anniversary Value Death Benefit, and Combination 5% Roll-Up and HAV Death Benefit is assessed as a percentage of the daily net assets of the Sub-accounts.

6	HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED
For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. For B Series, in all Annuity Years, the current optional benefit charge is in addition to the 1.30% annualized charge of amounts invested in the Sub-accounts. For each of the L Series, X Series, and C Series the annualized charge for the base Annuity drops after Annuity Year 9 as described below:
Highest Daily Lifetime Income v2.1 and 2.0: 1.00% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Spousal Highest Daily Lifetime Income v2.1 and 2.0: 1.10% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime Income 2.0 with LIA: 1.50% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime Income v2.1 and 2.0 with Highest Daily Death Benefit: 1.50% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Spousal Highest Daily Lifetime Income v2.1 and 2.0 with Highest Daily Death Benefit: 1.60% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime Income with LIA: 1.30% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime 6 Plus: 0.85% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime 6 Plus with LIA: 1.20% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Spousal Highest Daily Lifetime 6 Plus: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

For GRO Plus II and Highest Daily GRO II: For B Series, the optional benefit charge plus base Annuity charge is 1.90% in all Annuity Years. In the case of L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.90% after the 9th Annuity Year.
Highest Anniversary Value Death Benefit: For B Series, the optional benefit charge plus base Annuity charge is 1.70% in all Annuity Years. In the case of the L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.70% after the 9th Annuity Year.
Combination 5% Roll-Up and HAV Death Benefit: For B Series, the optional benefit charge plus base Annuity charge is 2.10% in all Annuity Years. In the case of the L Series, X Series, and C Series, total charge drops to 2.10% after the 9th Annuity Year.

7
We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for new benefit election up to the maximum indicated.

8
Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.

9	This benefit is currently available to you subject to our eligibility requirements.

10	This benefit was offered from August 20, 2012 to February 24, 2013.

11	This benefit was offered from January 24, 2011 to August 19, 2012.

12	This benefit was offered from March 15, 2010 to January 23, 2011.

13	This benefit was offered from March 15, 2010 to August 19, 2012.
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios for the year ended December 31, 2019 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	0.31%	1.54%
The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2019 , except as noted and except if the underlying Portfolio’s inception date is subsequent to December 31, 2019. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses, but do not necessarily reflect the fees you may incur. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.63%	0.04%	0.11%	0.04%	0.00%	0.57%	1.39%	0.01%	1.38%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.04%	0.95%	0.02%	0.93%
AST AllianzGI World Trends Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.03%	0.99%
AST AQR Emerging Markets Equity Portfolio*	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.01%	1.33%
AST AQR Large-Cap Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.02%	0.81%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST BlackRock Global Strategies Portfolio*	0.81%	0.07%	0.25%	0.00%	0.00%	0.00%	1.13%	0.02%	1.11%
AST BlackRock Low Duration Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.06%	0.72%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.03%	0.00%	0.00%	0.77%	0.04%	0.73%
AST Bond Portfolio 2020	0.47%	0.18%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST Bond Portfolio 2021*	0.47%	0.22%	0.25%	0.00%	0.00%	0.01%	0.95%	0.01%	0.94%
AST Bond Portfolio 2022*	0.47%	0.29%	0.25%	0.00%	0.00%	0.00%	1.01%	0.08%	0.93%
AST Bond Portfolio 2023*	0.47%	0.49%	0.25%	0.00%	0.00%	0.00%	1.21%	0.28%	0.93%
AST Bond Portfolio 2024*	0.47%	0.37%	0.25%	0.00%	0.00%	0.00%	1.09%	0.16%	0.93%
AST Bond Portfolio 2025*	0.47%	0.30%	0.25%	0.00%	0.00%	0.00%	1.02%	0.09%	0.93%
AST Bond Portfolio 2026	0.47%	0.13%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2027	0.47%	0.15%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST Bond Portfolio 2028*	0.47%	0.53%	0.25%	0.00%	0.00%	0.00%	1.25%	0.32%	0.93%
AST Bond Portfolio 2029*	0.47%	0.46%	0.25%	0.00%	0.00%	0.00%	1.18%	0.25%	0.93%
AST Bond Portfolio 2030*	0.47%	0.72%	0.25%	0.00%	0.00%	0.00%	1.44%	0.51%	0.93%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 2031*	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.01%	0.25%	0.00%	0.00%	0.01%	0.93%	0.01%	0.92%
AST Cohen & Steers Global Realty Portfolio*	0.83%	0.08%	0.25%	0.00%	0.00%	0.00%	1.16%	0.05%	1.11%
AST Cohen & Steers Realty Portfolio	0.83%	0.02%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Emerging Markets Equity Portfolio*	0.93%	0.20%	0.25%	0.00%	0.00%	0.00%	1.38%	0.08%	1.30%
AST Fidelity Institutional AM® Quantitative Portfolio*	0.65%	0.04%	0.25%	0.00%	0.00%	0.01%	0.95%	0.02%	0.93%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.15%	0.93%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.02%	0.25%	0.00%	0.00%	0.00%	1.04%	0.01%	1.03%
AST Government Money Market Portfolio	0.30%	0.03%	0.25%	0.00%	0.00%	0.00%	0.58%	0.00%	0.58%
AST High Yield Portfolio	0.57%	0.06%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST Hotchkis & Wiley Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST International Growth Portfolio*	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.02%	1.08%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.47%	0.05%	0.25%	0.00%	0.00%	0.00%	0.77%	0.04%	0.73%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.07%	0.25%	0.00%	0.00%	0.00%	1.13%	0.01%	1.12%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Large-Cap Core Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.02%	0.81%
AST Legg Mason Diversified Growth Portfolio*	0.73%	0.08%	0.25%	0.00%	0.00%	0.14%	1.20%	0.11%	1.09%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST MFS Global Equity Portfolio*	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.01%	1.10%
AST MFS Growth Allocation Portfolio	0.67%	0.06%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.02%	0.96%
AST MFS Large-Cap Value Portfolio	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Mid-Cap Growth Portfolio	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.00%	1.08%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%	0.00%	0.94%
AST Prudential Core Bond Portfolio	0.47%	0.01%	0.25%	0.00%	0.00%	0.00%	0.73%	0.00%	0.73%
AST Prudential Growth Allocation Portfolio	0.61%	0.01%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST QMA US Equity Alpha Portfolio	0.83%	0.03%	0.25%	0.18%	0.25%	0.00%	1.54%	0.00%	1.54%
AST Quantitative Modeling Portfolio	0.25%	0.01%	0.00%	0.00%	0.00%	0.89%	1.15%	0.00%	1.15%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.01%	1.06%	0.00%	1.06%
AST Small-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.07%	1.07%	0.00%	1.07%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.01%	0.88%
AST T. Rowe Price Growth Opportunities Portfolio*	0.71%	0.04%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.01%	0.25%	0.00%	0.00%	0.00%	0.94%	0.04%	0.90%
AST T. Rowe Price Large-Cap Value Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST T. Rowe Price Natural Resources Portfolio*	0.73%	0.06%	0.25%	0.00%	0.00%	0.00%	1.04%	0.02%	1.02%
AST Templeton Global Bond Portfolio	0.63%	0.06%	0.25%	0.00%	0.00%	0.00%	0.94%	0.00%	0.94%
AST WEDGE Capital Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Hedged Equity Portfolio*	0.81%	0.03%	0.25%	0.00%	0.00%	0.03%	1.12%	0.06%	1.06%
AST Western Asset Core Plus Bond Portfolio	0.50%	0.02%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Western Asset Emerging Markets Debt Portfolio	0.68%	0.17%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
PSF Small Capitalization Stock Portfolio – Class I	0.35%	0.04%	0.00%	0.00%	0.00%	0.00%	0.39%	0.00%	0.39%
PSF Stock Index Portfolio – Class I	0.30%	0.01%	0.00%	0.00%	0.00%	0.00%	0.31%	0.00%	0.31%

*See notes immediately below for important information about this fund.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fees through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0222% of its investment management fees through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0020% of its investment management fees through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.029% of its investment management fees through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST AQR Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.330% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.022% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2021
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2022
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2024
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2025
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2028
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2029
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2030
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2031
The Portfolio commenced operations on January 2, 2020. Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimate based in part on assumed average daily net assets of $200 million for the Portfolio for the fiscal period ending December 31, 2020.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.300% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio
The Manager has contractually agreed to waive 0.132% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees. The Manager has also contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio
The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Large-Cap Core Portfolio
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Legg Mason Diversified Growth Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0140% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0045% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Growth Opportunities Portfolio
The Manager has contractually agreed to waive 0.0104% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0011% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0117% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges.”

▪	Insurance Charge

▪	Contingent Deferred Sales Charge (when and if applicable)

▪	Annual Maintenance Fee

▪	Optional benefit fees, as described below
The examples also assume the following for the period shown:

▪	You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses, and those expenses remain the same each year*

▪	For each charge, we deduct the maximum charge rather than the current charge

▪	You make no withdrawals of your Account Value

▪	You make no transfers, or other transactions for which we charge a fee

▪	No tax charge applies

▪	You elected the Spousal Highest Daily Lifetime Income 2.0 and Combination 5% Roll-Up and HAV Death Benefit (which has the maximum combination of optional benefit charges)

▪
For the X Series example, no purchase credit is granted under the Annuity. If purchase credits were reflected in the calculations, expenses would be higher, because the charges would have been applied to a larger Account Value.

Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	X SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,579	$2,943	$4,214	$6,836
If you annuitize your annuity at the end of the applicable time period: [1]	$679	$2,043	$3,414	$6,836
If you do not surrender your annuity:	$679	$2,043	$3,414	$6,836

	B SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,324	$2,487	$3,671	$6,476
If you annuitize your annuity at the end of the applicable time period: [1]	$624	$1,887	$3,171	$6,476
If you do not surrender your annuity:	$624	$1,887	$3,171	$6,476

	L SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,364	$2,600	$3,348	$6,740
If you annuitize your annuity at the end of the applicable time period: [1]	$664	$2,000	$3,348	$6,740
If you do not surrender your annuity:	$664	$2,000	$3,348	$6,740

	C SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$669	$2,014	$3,370	$6,772
If you annuitize your annuity at the end of the applicable time period: [1]	$669	$2,014	$3,370	$6,772
If you do not surrender your annuity:	$669	$2,014	$3,370	$6,772
1 Your ability to annuitize in the first 3 Annuity Years may be limited.
Please see Appendix A for a table of Accumulation Unit Values.
SUMMARY
This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your financial professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various investment portfolios. With the help of your financial professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in “underlying” mutual funds.
This prospectus describes four different Annuities. The Annuities differ primarily in the fees and charges deducted and whether the Annuity provides Purchase Credits in certain circumstances. With the help of your financial professional, you choose the Annuity that is suitable for you based on your time horizon, liquidity needs, and desire for Purchase Credits.
GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your financial professional to complete an application.

Annuity	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
X SERIES	80	$10,000
B SERIES	85	$1,000
L SERIES	85	$10,000
C SERIES	85	$10,000
The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

Please see “Requirements for Purchasing the Annuity” for additional information.
Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional benefits limit your ability to invest in certain variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before investing. You can obtain the summary prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.
You may also allocate money to an MVA Option that earns interest for a specific time period. In general, if you withdraw your money from this option more than 30 days prior to the end of the “Guarantee Period”, you will be subject to a “Market Value Adjustment”, which can either increase or decrease your Account Value. We also offer a 6 or 12 Month DCA Program under which your money is transferred monthly from a DCA MVA Option to the other Investment Options you have designated. Premature withdrawals from the DCA MVA Option may also be subject to a Market Value Adjustment.
Please see “Investment Options,” and “Managing Your Account Value” for information.
Access To Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge. You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.
You may elect to receive income through annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.
Please see “Access to Account Value” and “Annuity Options” for more information.
Optional Living Benefits
Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. Your Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.
We currently offer the following optional benefits:

▪	Highest Daily Lifetime Income v2.1

▪	Spousal Highest Daily Lifetime Income v2.1

▪	Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit

▪	Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit
We previously offered the following optional living benefits during the periods indicated.
Offered from August 20, 2012 to February 24, 2013:

▪	Highest Daily Lifetime Income 2.0

▪	Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator

▪	Spousal Highest Daily Lifetime Income 2.0

▪	Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit

▪	Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit
Please see Appendix E for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits.
Offered from January 24, 2011 to August 19, 2012:

▪	Highest Daily Lifetime Income

▪	Highest Daily Lifetime Income with Lifetime Income Accelerator

▪	Spousal Highest Daily Lifetime Income
Please see Appendix D for information pertaining to the Highest Daily Lifetime Income Suite of benefits.
Offered from March 15, 2010 to January 23, 2011:

▪	Highest Daily Lifetime 6 Plus Income

▪	Highest Daily Lifetime 6 Plus Income with Lifetime Income Accelerator

▪	Spousal Highest Daily Lifetime 6 Plus Income
Please see Appendix C for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.
As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain “Permitted Sub-accounts” on the one hand and the AST Investment Grade Bond

Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
In the “Living Benefits” section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., Excess Income), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.
Guaranteed Minimum Accumulation Benefits. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm, we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options.
These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each predetermined mathematical formula, your Account Value may be transferred between certain “Permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
These benefits are:

▪	Highest Daily Guaranteed Return Option II*

▪	Guaranteed Return Option Plus II*

*	Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.
Please see “Living Benefits” for more information.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit.
Please see “Death Benefits” for more information.
Purchase Credits: We apply a “Purchase Credit” to your Annuity’s Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. The amount of the Purchase Credit depends on your age at the time the Purchase Payment is made and the number of years that the Annuity has been in force. Because the X Series Annuity grants Purchase Credits with respect to your Purchase Payments, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.
Fees and Charges: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.
What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings or interest from your Annuity until distributions are made from your Annuity. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% additional federal tax.
You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.
Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus entitled “Restrictions on Transfers Between Investment Options.”
Other Information: Please see the section entitled “Other Information” for more information about our Annuities, including legal information about Pruco Life, the Separate Account, and underlying Portfolios.

INVESTMENT OPTIONS
The Investment Options under each Annuity consist of the Sub-accounts and the MVA Options. In this section, we describe the portfolios in which the Sub-Accounts invest. We then discuss the investment restrictions that apply if you elect certain optional benefits. Finally, we discuss the MVA Options. Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
In contrast to the Sub-accounts, Account Value allocated to an MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in an MVA Option, so long as you remain invested in the MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”, which can be positive or negative. A “Guarantee Period” is the period of time during which we credit a fixed rate of interest to an MVA Option.
As a condition of electing an optional living benefit (e.g., Highest Daily Lifetime Income v2.1), you will be restricted from investing in certain Sub-accounts or MVA Options. We describe those restrictions below. In addition, all of the optional living benefits employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).
Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a)
a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c)
a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the Portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
VARIABLE INVESTMENT OPTIONS
Each variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “Pruco Life and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio’s investment objective to assist you in determining which portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.
Not all Portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans or other limited classes of investors permitted by the Code. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the portfolios. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.
In the table that follows, all Portfolio names include the prefix “AST,” which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.
This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Portfolios”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity.  Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Portfolios benefit us financially.  Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Once you have selected your Investment Options, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts unless you participate in an automatic rebalancing program, including the Custom Portfolios Program. These programs would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations you stipulated. Please see “Automatic Rebalancing Programs” and “Limitations with Optional Death Benefits” below for details about how these programs operate. You cannot participate in both the Automatic Rebalancing Program and the Custom Portfolios Program. If you are participating in an optional living benefit that uses a predetermined mathematical formula under which your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-Account, and you have elected automatic rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-Account used as part of the predetermined mathematical formula and the Secure Value Account will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally.
The following table contains limited information about the Portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.
AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
QMA LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited

AST Advanced Strategies Portfolio
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Fixed Income
PGIM Investments LLC
QMA LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC

AST AllianzGI World Trends Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock Singapore Limited
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2029	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2030	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2031	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Global Realty Portfolio	Seeks capital appreciation and income.	Cohen & Steers Asia Limited Cohen & Steers Capital Management, Inc. Cohen & Steers UK Limited
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Emerging Markets Equity Portfolio (formerly AST Parametric Emerging Markets Equity Portfolio)	Seeks long-term capital appreciation.	AQR Capital Management, LLC, J.P. Morgan Investment Management, Inc. Martin Currie Inc.
AST Fidelity Institutional AM® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)	Seeks long-term capital appreciation.	QMA LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company
AST Legg Mason Diversified Growth Portfolio	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC QS Investors, LLC Western Asset Management Company, LLC. Western Asset Management Company Limited
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Allocation Portfolio	Seeks total return.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Massachusetts Financial Services Company Victory Capital Management Inc.
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM Fixed Income QMA LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	QMA LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC QMA LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc. T. Rowe Price Hong Kong Limited
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.
Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company, LLC Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company, LLC Western Asset Management Company Limited
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
QMA LLC formerly known as Quantitative Management Associates LLC.
LIMITATIONS WITH OPTIONAL BENEFITS
As a condition to your electing any optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly rebalancing. We call the second group (Group II) our “Custom Portfolios Program.” The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:

▪
you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, and/or the AST Prudential Core Bond Portfolio); and

▪	you may allocate up to 80% in the portfolios listed in the table below; and

▪
on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

▪
between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and

▪
if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and 2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer account value out of any portfolio in which you participated immediately prior to the modification or termination. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.
In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively. Please note that the DCA Market Value Adjustment Options described later in this section are also available if you elect an optional benefit.
Group I: Allowable Benefit Allocations

Highest Daily Lifetime Income v2.1	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income v2.1	AST Advanced Strategies Portfolio
Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime Income 2.0	AST BlackRock Global Strategies Portfolio
Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator	AST Capital Growth Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income 2.0	AST Fidelity Institutional AM® Quantitative Portfolio
Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit	AST Goldman Sachs Multi-Asset Portfolio
Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit	AST MFS Growth Allocation Portfolio
Highest Daily Lifetime Income	AST J.P. Morgan Global Thematic Portfolio
Highest Daily Lifetime Income with Lifetime Income Accelerator	AST J.P. Morgan Strategic Opportunities Portfolio
Spousal Highest Daily Lifetime Income	AST Preservation Asset Allocation Portfolio
Highest Daily Lifetime 6 Plus	AST Prudential Growth Allocation Portfolio
Highest Daily Lifetime 6 Plus with LIA	AST T. Rowe Price Asset Allocation Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST Wellington Management Hedged Equity Portfolio
GRO Plus II
Highest Daily GRO II
Highest Anniversary Value Death Benefit
Combination 5% Roll-Up and HAV Death Benefit

Group II: Custom Portfolios Program
Highest Daily Lifetime Income	AST Academic Strategies Asset Allocation Portfolio
Highest Daily Lifetime Income with Lifetime Income Accelerator	AST Advanced Strategies Portfolio
Spousal Highest Daily Lifetime Income	AST AllianzGI World Trends Portfolio
Highest Daily Lifetime 6 Plus	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime 6 Plus with LIA	AST BlackRock Global Strategies Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST BlackRock Low Duration Bond Portfolio
GRO Plus II	AST BlackRock/Loomis Sayles Bond Portfolio
Highest Daily GRO II	AST Capital Growth Asset Allocation Portfolio
Highest Anniversary Value Death Benefit	AST ClearBridge Dividend Growth Portfolio
Combination 5% Roll-Up and HAV Death Benefit	AST Cohen & Steers Global Realty Portfolio
AST Cohen & Steers Realty Portfolio
AST Emerging Markets Equity Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio

AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
MARKET VALUE ADJUSTMENT OPTIONS
When you allocate your Account Value to an MVA Option, you earn a fixed rate of interest as long as you remain invested for a set period of time called a Guarantee Period. Amounts in MVA Options are supported by our general account and subject to our claims paying ability. Please see “Other Information” later in this prospectus for additional information about our general account. There are two types of MVA Options available under each Annuity – the Long-Term MVA Options and the DCA MVA Options. If you elect an optional living benefit, only the DCA MVA Option will be available to you. We discuss each MVA Option below. In brief, under the Long-Term MVA Options, you earn interest over a multi-year time period that you have selected. Currently, the Guarantee Periods we offer are 3 years, 5 years, 7 years, and 10 years. We reserve the right to eliminate any or all of these Guarantee Periods or offer Guarantee Periods of different durations. Under the DCA MVA Options, you earn interest over a 6 month or 12 month period while your Account Value in that option is systematically transferred monthly to the Sub-accounts you have designated.
For the Long-Term MVA Option, a Guarantee Period for an MVA Option begins:

▪	when all or part of a Purchase Payment is allocated to that MVA Option;

▪	upon transfer of any of your Account Value to a Long-Term MVA Option for that particular Guarantee Period; or

▪	when you “renew” an MVA Option into a new Guarantee Period.
RATES FOR MVA OPTIONS
We do not have a single method for determining the fixed interest rates for the MVA Options. In general, the interest rates we offer for MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the MVA Option, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
The interest rate credited to an MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the various Guarantee Periods. At the time that we confirm your MVA Option, we will advise you of the interest rate in effect and the date your MVA Option matures. We may change the rates we credit to new MVA Options at any time. To inquire as to the current rates for the MVA Options, please call 1-888-PRU-2888. MVA Options may not be available in all States and are subject to a minimum rate which may vary by state. Currently, the MVA Options are not available in the States of Illinois, Iowa, and Oregon.
To the extent permitted by law, we may establish different interest rates for MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use DCA MVA Options.
For any MVA Option, you will not be permitted to allocate or renew to the MVA Option if the Guarantee Period associated with that MVA Option would end after your Annuity Date. Thus, for example, we would not allow you to start a new Guarantee Period of 5 years if the Owner/Annuitant were aged 94, because the 5 year period would end after the Latest Annuity Date.
MARKET VALUE ADJUSTMENT
With certain exceptions, if you transfer or withdraw Account Value from an MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”. We assess an MVA (whether positive or negative) upon:

▪
any surrender, partial withdrawal (including a systematic withdrawal, Medically-Related Surrender, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of an MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and

▪	your exercise of the Free Look right under your Annuity, unless prohibited by state law.
We will NOT assess an MVA (whether positive or negative) in connection with any of the following:

▪
partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;

▪	transfers or partial withdrawals from an MVA Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the MVA Option;

▪	transfers made in accordance with our 6 or 12 Month DCA Program;

▪	when a Death Benefit is determined;

▪	deduction of a Annual Maintenance Fee for the Annuity;

▪	Annuitization under the Annuity; and

▪	transfers made pursuant to a mathematical formula used with an optional benefit.
The amount of the MVA is determined according to the formulas set forth in Appendix H. We use one formula for the Long-Term MVA Option and another formula for the DCA MVA Option. In general, the amount of the MVA is dependent on the difference between interest rates at the time your MVA Option was established and current interest rates for the remaining Guarantee Period of your MVA Option. For the Long-Term MVA Option, as detailed in the formula, we essentially (i) divide the current interest rate you are receiving under the Guarantee Period by the interest rate we are crediting for a Guarantee Period equal in duration to the time remaining under the Guarantee Period (plus a “Liquidity Factor” as defined below) and (ii) raise that quotient by a mathematical power that represents the time remaining until the maturity of the Guarantee Period. That result produces the MVA factor. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 or .25%. It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the MVA Option. If we have no interest rate for a Guarantee Period equal in duration to the time remaining under the Guarantee Period, we may use certain US Treasury interest rates to calculate a proxy for that interest rate. All else being equal, the longer the time remaining until the maturity of the MVA Option from which you are making the withdrawal, the larger the mathematical power that is applied to the quotient in (i) above, and thus the larger the MVA itself. The formula for the DCA MVA Option works in a similar fashion, including the Liquidity Factor described above, except that both interest rates used in the MVA formula are derived directly from the Federal Reserve’s “Constant Maturity (CMT) rate.” Under either formula, the MVA may be positive or negative, and a negative MVA could result in a loss of interest previously earned as well as some portion of your Purchase Payments.
LONG-TERM MVA OPTIONS
We offer Long-Term MVA Options, offering a range of durations. When you select this option, your payment will earn interest at the established rate for the applicable Guarantee Period. A new Long-Term MVA Option is established every time you allocate or transfer money into a Long-Term MVA Option. You may have money allocated in more than one Guarantee Period at the same time. This could result in your money earning interest at different rates and each Guarantee Period maturing at a different time. While the interest rates we credit to the Long-Term MVA Options may change from time to time, the minimum interest rate is what is set forth in your Annuity.

We retain the right to limit the amount of Account Value that may be transferred into a new or out of an existing Long-Term MVA Option and/or to require advance notice for transfers exceeding a specified amount. In addition, we reserve the right to limit or restrict the availability of certain Guarantee Periods from time to time.
DCA MVA OPTIONS
In addition to the Long-Term MVA Options, we offer DCA MVA Options that are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA MVA Options for the 6 month or 12 month period. A dollar cost averaging program does not assure a profit, or protect against a loss. For a complete description of our 6 or 12 month DCA Program, see the applicable section of this prospectus within “Managing Your Account Value.”
GUARANTEE PERIOD TERMINATION
An MVA Option ends on the earliest of (a) the “Maturity Date” of the Guarantee Period; (b) the date the entire amount in the MVA Option is withdrawn or transferred; (c) the Annuity Date; (d) the date the Annuity is surrendered, and (e) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. “Annuity Date” means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
We will notify you before the end of the Guarantee Period. You may elect to have the value of the Long-Term MVA Option on its Maturity Date transferred to any Investment Option, including any Long-Term MVA Option, we then make available. If we do not receive instructions from you in Good Order at our Service Office before the Maturity Date of the Long-Term MVA Option, regarding how the Account Value in your maturing Long-Term MVA Option is to be allocated, we will allocate the Account Value in the maturing Long-Term MVA Option to the AST Government Money Market Sub-account, unless the Maturity Date is the Annuity Date. We will not assess an MVA if you choose to renew an MVA Option on its Maturity Date or transfer the Account Value to another Investment Option on the Maturity Date (or at any time during the 30 days immediately preceding the Maturity Date).

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, other promotional expenses and, in the case of the X Series, the cost of providing a Purchase Credit. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment (not including any Purchase Credit applied on the X Series) being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the X Series, the B Series, and the L Series are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see “Free Withdrawal Amounts” later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains or purchase credits), as described in the examples below.
EXAMPLES
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Free Withdrawal Amount,” is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this prospectus.
Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.
Example 1
Assume the following:

▪	two years after the purchase, your Unadjusted Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);

▪	the free withdrawal amount is $7,500 ($75,000 x .10);

▪	the applicable CDSC is 6%.
If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal may be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount.

▪
If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 – the free withdrawal amount of $7,500 = $42,500) x .06 = $2,550). You would receive $47,450 ($50,000 – $2,550). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 – $50,000).

▪
If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,712.77 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $32,287.23.

Example 2
Assume the following:

▪	you took the withdrawal described above as a gross withdrawal;

▪	two years after the withdrawal described above, the Unadjusted Account Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);

▪	the free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and

▪	the applicable CDSC in Annuity Year 4 is now 5%.
If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.
No matter how you specify the withdrawal, any market value adjustment resulting from withdrawals of amounts in the MVA options will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. See “Free Withdrawal Amounts” later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus suites of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Unadjusted Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).
Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-account performance, the Purchase Payments used in this calculation may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Renewals or transfers of Account Value from an MVA Option within the 30 days immediately preceding the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis, and then from the MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is due. Pursuant to state law, the amount of the Annual Maintenance Fee may differ in certain states.
Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Unadjusted Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the MVA Options equal to any taxes which may be imposed upon the Separate Accounts. “Surrender Value” refers to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit (as described in the “Minimum Death Benefit” subsection in Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series, X Series, and C Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.30% annually (the B Series Insurance Charge is a constant 1.30%). Please refer to the section entitled “Valuing Your Investment” for more information about how the units are impacted when the Insurance Charge decreases to 1.30%.
Charges for Optional Benefits: If you elect to purchase optional benefits, we will deduct an additional charge. This charge compensates us for the guarantees provided by the optional benefit (as described in “Optional Living Benefits” later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumptions. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income v2.1, the charge is assessed against the greater of the Unadjusted Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1%.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees and short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.
MVA OPTION CHARGES
No specific fees or expenses are deducted when determining the rates we credit to an MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to an MVA Option. For information about how the amount of an MVA is calculated if you transfer or withdraw Account Value prior to the end of the applicable Guarantee Period, see “Market Value Adjustment” in “Investment Options.”
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series, L Series, and C Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your financial professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the Annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns age 81 for the X Series and age 86 for the B Series, L Series, and C Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Additional Purchase Payments: If allowed by applicable state law, currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86th birthday or (ii) for entity-owned Annuities, the Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.
Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.
If you have elected a living benefit where we currently limit additional Purchase Payments received after the first anniversary of the benefit effective date to $50,000 in each benefit year, we will permit contributions into your SEP Annuity contract up to the annual IRS limits. For additional information regarding the IRS limits applicable to SEP Annuity contracts see “Qualified Annuities” section in “Tax Considerations” for additional information.
For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

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if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities. Please see the “Living Benefits” section later in this prospectus for further information on additional Purchase Payments.
Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in more detail in “Initial Purchase Payment,” above.
PURCHASE CREDITS UNDER THE X SERIES
As detailed below, we apply a “Purchase Credit” to your Annuity’s Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. To determine the amount of the Purchase Credit, we multiply the amount of the Purchase Payment by the applicable Purchase Credit percentage.
With respect to Purchase Payments (of any amount) received during Annuity Years 1 through 4, the credit percentage will equal 6%, so long as the oldest Owner (or Annuitant, if entity-owned) of the Annuity is younger than 82 at the time the Purchase Payment is made. If the oldest Owner (or Annuitant, if entity owned) is aged 82-85 at the time the Purchase Payment (of any amount) is made, the credit percentage will equal 3% during Annuity Years 1-4. With respect to Purchase Payments received on the fourth anniversary of the Issue Date and thereafter, regardless of the Owner or Annuitant's age, the credit percentage will be 0%.
Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the Investment Options in the same ratio as the applicable Purchase Payment is applied.
We do not consider the Purchase Credit as an “investment in the contract” for income tax purposes.

Example of Applying the Purchase Credit
Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.
Recapture of Purchase Credits
The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life under certain circumstances:

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any Purchase Credit applied to your Account Value on Purchase Payments made within the period beginning 12 months prior to the Owner’s date of death and ending on the date of Due Proof of Death will be recaptured. We do not currently recapture any Purchase Credits at the time of spousal assumption of the Annuity.

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the amount available under the Medically-Related Surrender portion of the Annuity will not include the amount of any Purchase Credit associated with any Purchase Payments made within 12 months of the date the Medically-Related Surrender is received in Good Order at our Service Office; and

▪	if you Free Look your Annuity, the amount returned to you will not include the amount of any Purchase Credit.
The amount we recapture will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be recaptured. But if there was a loss on the Purchase Credit, the amount we recapture will still equal the amount of the Purchase Credit.
DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

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Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

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Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you elect an alternative Beneficiary designation.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590-B. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 ½ (72 for those who would have reached age 70 ½ after 2019). However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.
You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:

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No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

▪	You may not elect any optional living or death benefits.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Auto Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or systematic withdrawals.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

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If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant.   If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments. If you had Account Value allocated to any MVA Option upon your exercise of the Free Look, we will, to the extent allowed by applicable state law, calculate any applicable MVA with a zero “Liquidity Factor”. See the section of this prospectus entitled “Market Value Adjustment Options.”
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase

Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the MVA Options.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪	a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

▪	a new Annuitant prior to the Annuity Date if the Owner is an entity;

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a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪	any permissible designation change if the change request is received at our Service Office after the Annuity Date;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of non-qualified Annuities only.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits. Please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Note that any division due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.
DOLLAR COST AVERAGING PROGRAMS
We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)
The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program is not available in all states or with certain benefits or programs. Currently, the DCA MVA Options are not available in the States of Illinois, Iowa and Oregon.
Criteria for Participating in the Program

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If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

▪	You may only allocate Purchase Payments to the DCA MVA Options. You may not transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.

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As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program (currently $100), we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.

▪	We impose no fee for your participation in the 6 or 12 Month DCA Program.

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You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account, unless restricted due to benefit election.

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We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.

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The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

Details Regarding Program Transfers

▪	Transfers made under this program are not subject to any MVA.

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Any partial withdrawals, transfers, or fees deducted from the DCA MVA Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.

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6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred. We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

▪	The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.

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If you are not participating in an optional benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any optional benefit, we will allocate amounts transferred out of the DCA MVA Options in the following manner: (a) if you are participating in the Custom Portfolios Program, we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional benefit and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Portfolio Sub-account used with the optional benefit (although the DCA MVA Option is treated as a “Permitted Sub-account” for purposes of transfers made by any predetermined mathematical formula associated with the optional benefit).

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If you are participating in an optional benefit and also are participating in the 6 or 12 Month DCA Program, and the predetermined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the applicable AST bond portfolio Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis, without the imposition of a market value adjustment.

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If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.

AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
Unless you direct us otherwise, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your financial professional has this authority, we deem that all such transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Restrictions on Transfers Between Investment Options.” We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com) Limitations that we may impose on your financial professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.
For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional have this authority, please contact us immediately.

RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves the Sub-account corresponding to the AST Government Money Market Sub-account or an MVA Option, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the AST Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto rebalancing or under a predetermined mathematical formula used with an optional living benefit; (ii) do not count any transfer that solely involves the AST Government Money Market Sub-account or an MVA Option; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to effect transfers on a delayed basis for all Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits and may impose an MVA. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
If you have an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate. See “Living Benefits” later in this prospectus for more information.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
FREE WITHDRAWAL AMOUNTS
You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, MVA, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the X Series, B Series, and L Series, but each Annuity offers a “Free Withdrawal” amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments (excluding Purchase Credits) that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of “Free Withdrawal” is not applicable.

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The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.

▪	You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.
Example. This example assumes that no withdrawals have previously been taken.
On January 3, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.
On January 3 of the following calendar year, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.

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Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Free Withdrawal amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.

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Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Free Withdrawal amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:

1.	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2.
Next determine what, if any, remaining amounts are in excess of the Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3.	Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.
Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Unadjusted Account Value. Therefore, a larger amount may be deducted from your Unadjusted Account Value than the amount you specify. No matter how you specify the withdrawal, any MVA will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal.
We will deduct the partial withdrawal from your Unadjusted Account Value in accordance with your instructions, although if you have an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. For purposes of calculating the applicable portion to deduct from the MVA Options, the Unadjusted Account Value in all your MVA Options is deemed to be in one Investment Option. If you provide no instructions, then (a) we will take the withdrawal from your Sub-accounts and MVA Options in the same proportion that each such Investment Option represents to your total Unadjusted Account Value; (b) with respect to MVA Options with different amounts of time remaining until maturity, we take the withdrawal from the MVA Option with the shortest remaining duration, followed by the MVA Option with the next-shortest remaining duration (if needed to satisfy the withdrawal request) and so forth; (c) with respect to multiple MVA Options that have the same duration remaining until maturity, we take the withdrawal first from the MVA Option with the shortest overall Guarantee Period and (d) with respect to multiple MVA Options that have both the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the withdrawal pro rata from each such MVA Option.
Please be aware that although a given partial withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus benefits (or the LIA Amount, under Highest Daily Lifetime Income 2.0 with LIA, Highest Daily Lifetime Income with LIA or Highest Daily Lifetime 6 Plus with LIA). In that scenario, the partial withdrawal would be deemed “Excess Income” – thereby reducing your Annual Income Amount (or LIA Amount) for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v2.1 were $2,000 and a $2,500 withdrawal that qualified as a free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪	Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

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If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount or LIA Amount (only applicable to a Lifetime Income Accelerator benefit) and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

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If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further negatively impact on your future Annual Income Amount.

▪	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.

▪	If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series) and/or an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59  1/2 that are not subject to the 10% penalty.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an MVA on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an MVA may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Living Benefits” for further information relating to Required Minimum Distributions if you own a living benefit.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see “Living Benefits – Highest Daily Lifetime Income v2.1 Benefit – Required Minimum Distributions.”

SURRENDERS
SURRENDER VALUE
During the Accumulation Period you can surrender your Annuity at any time, and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any applicable optional benefit charge, and any Annual Maintenance Fee.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your X Series, B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event“ as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state. The CDSC and this waiver are not applicable to the C Series.
If you request a full surrender, the amount payable will be your Account Value minus the amount of any Purchase Credits applied within 12 months prior to your request in Good Order to surrender your Annuity. With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits. Any applicable MVA will apply to a Medically-Related Surrender. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59  1 / 2 may be subject to a 10% additional tax and other tax consequences - see “Tax Considerations” later in this prospectus.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

▪
If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪	If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪	If the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪	We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

▪	no additional Purchase Payments can be made to the Annuity; and

▪	Proceeds will only be sent by check or electronic fund transfer directly to the Owner.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

▪
first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

▪
first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

ANNUITY OPTIONS
Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law).
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”) up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

▪
Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

▪
Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of a second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

▪
Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of a second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.
We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

LIVING BENEFITS
Pruco Life offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

▪	protecting a principal amount from decreases in value due to investment performance;

▪	guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or

▪	providing spousal continuation of certain benefits.

We currently offer the following “living benefits”:
-   Highest Daily Lifetime Income v2.1
-   Spousal Highest Daily Lifetime Income v2.1
-   Highest Daily Lifetime Income v2.1 With Highest Daily
Death Benefit
-   Spousal Highest Daily Lifetime Income v2.1 with Highest
Daily Death Benefit

The following “living benefits” are available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm:
-   Highest Daily Guaranteed Return Option II (HD GRO II)
-   Guaranteed Return Option Plus II (GRO PLUS II)

We previously offered the following optional living benefits during the periods indicated.

Offered from August 20, 2012 to February 24, 2013:
-   Highest Daily Lifetime Income 2.0
-   Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator
-    Spousal Highest Daily Lifetime Income 2.0
-   Highest Daily Lifetime Income 2.0 With Highest Daily
Death Benefit
-   Spousal Highest Daily Lifetime Income 2.0 with Highest
Daily Death Benefit

Offered from January 24, 2011 to August 19, 2012:
-   Highest Daily Lifetime Income
-   Highest Daily Lifetime Income with Lifetime Income Accelerator
-   Spousal Highest Daily Lifetime Income

Offered from March 15, 2010 to January 23, 2011:
-   Highest Daily Lifetime 6 Plus Income
-   Highest Daily Lifetime 6 Plus Income with Lifetime Income Accelerator
-   Spousal Highest Daily Lifetime 6 Plus Income

Please see Appendix E for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits; Appendix D for information pertaining to the Highest Daily Lifetime Income Suite of benefits; and Appendix C for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.
Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the “Permitted Sub-accounts” – see “Investment Options” for lists of Permitted Sub-accounts available by optional benefit) and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income v2.1 Suite of benefits, Highest Daily Lifetime Income 2.0 Suite of benefits, Highest Daily Lifetime Income Suite of benefits, and Highest Daily Lifetime 6 Plus Suite of benefits use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Suite of benefits, your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-account. Under each predetermined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain “Permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the applicable AST bond portfolio Sub-account, and there is no guarantee that the applicable AST bond portfolio Sub-account will not lose value. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
Here is a general description of each kind of living benefit that exists under this Annuity:
Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income v2.1 is one example of this type of benefit. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.
Under any of the Guaranteed Lifetime Withdrawal Benefits (i.e., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts.
Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.
Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.
Termination of Existing Benefits and Election of New Benefits
If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes effective. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.
No Long-Term MVA Option is permitted if you elect any Optional Living Benefit. The DCA MVA Options are not available with GRO Plus II and HD GRO II. For Annuities purchased in Illinois, if you are currently invested in any Market Value Adjustment Options and/or are enrolled in the 6 or 12 Month DCA Program but wish to elect one of the Highest Daily Lifetime Income v2.1 Suite of benefits, at the time you elect such Highest Daily Lifetime Income v2.1 benefit, you will have to cancel your enrollment in the 6 or 12 Month DCA Program and reallocate your Account Value to the Investment Options permitted for such Highest Daily Lifetime Income v2.1 benefit (see “Investment Options — Group I Allowable Benefit Allocations”).
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Spousal Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit”.
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v2.1, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules)

by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or order. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit. Assume the following for all three examples:

▪	The Issue Date is November 1,

▪	Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1

On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1 / 2 (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2019 to 12/31/2019	06/01/2019 to 05/31/2020	01/01/2020 to 12/31/2020
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2019 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2020 and 05/31/2020 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2020.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime Income v2.1

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Highest Daily Lifetime Income v2.1
The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi)
you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1, other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v2.1” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of The Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix J (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

▪	The amount of time the benefit has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if (and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)	First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2)
Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“VV + VF”), where “VV” is the current Account Value of the elected Sub-accounts of the Annuity, and “VF” is the current Account Value of the elected Fixed Rate Options of the Annuity. We refer to this resulting value as the “Target Ratio” or “R”.

(3)	Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)	If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:

R	=	(L – B)/(VV + VF)
More specifically, the formula operates as follows:

(1)
We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix J) for that day by 5% and by the applicable Annuity Factor found in Appendix J. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

Target Value (L)	=	$200,000 x 5% x 14.95 = $149,500

(2)
Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (VV + VF).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

Target Ratio (R)	=	($149,500 – 0)/$179,500 = 83.3%

(3)
If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)
In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Unadjusted Account Value.
Other Important Information

▪
The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.

▪
While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.

▪	If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

▪
Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

▪
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

▪	If you are participating in a Highest Daily Lifetime Income v2.1 benefit and you are also participating in the 6 or 12 Month DCA Program, the following rules apply:

▪	DCA MVA Options are considered “Permitted Sub-accounts” for purpose of the Target Ratio calculation (“L”) described above.

▪	The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.

▪
The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account . Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.

▪	A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
Spousal Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Unadjusted Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.

Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit”.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Amount.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity

Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments, is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (4.5% of the Highest Daily Value)
October 28	$119,000.00	$119,000.00	$5,355.00
October 29	$113,000.00	$113,986.98	$5,129.41
October 30	$113,000.00	$113,986.98	$5,129.41
October 31	$119,000.00	$119,000.00	$5,355.00
November 1	$118,473.00	$119,000.00	$5,355.00

*
In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

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The Unadjusted Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.

▪
This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

▪
The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.

▪
The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year’s Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,355.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3

▪	Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

▪	The Unadjusted Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1
On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income v2.1

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.

Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted

▪
Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Spousal Highest Daily Lifetime Income v2.1
The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the

Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii)
you allocate or transfer any portion of your Account Value to any Sub–account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(viii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.
HIGHEST DAILY LIFETIME® INCOME v2.1 WITH HIGHEST DAILY® DEATH BENEFIT
Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit (“HD DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income v2.1 with HD DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income v2.1 is offered with or without the HD DB component; however, you may only elect HD DB with Highest Daily Lifetime Income v2.1, and you must elect the HD DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HD DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HD DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income v2.1 with HD DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1 with HD DB (including no payment of the Highest Daily Death Benefit Amount). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit” (including no payment of the Highest Daily Death Benefit).
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v2.1 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1 with HD DB.
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59  1/2; 4% for ages 59  1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.
While Highest Daily Lifetime Income v2.1 with HD DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new-issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HD DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HD DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1 with HD DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 with HD DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Highest Daily Lifetime Income v2.1 with HD DB is elected on August 1 of the following calendar year

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HD DB

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00	Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HD DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for future Annuity Years	$5,921.40	Highest Daily Death Benefit Amount	$107,986.60
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HD DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income v2.1 with HD DB is elected on September 4 of the following calendar year

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HD DB

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1 with HD DB

On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HD DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
Highest Daily Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Daily Death Benefit Amount described below.
Highest Daily Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income v2.1 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)	The Unadjusted Account Value on the current Valuation Day; and

(2)	The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

▪	increased by any Purchase Payments made on the current Valuation Day and,

▪	reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the decedent and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that the Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v2.1 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income v2.1 with HD DB

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To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v2.1 with HD DB terminates, we will make no further payments of the Annual Income Amount (including no payment of the Highest Daily Death Benefit).

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Please note note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

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Withdrawals under Highest Daily Lifetime Income v2.1 with HD DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

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Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your

Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Highest Daily Lifetime Income v2.1 with HD DB
The current charge for Highest Daily Lifetime Income v2.1 with HD DB is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1 with HD DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HD DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HD DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income v2.1 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1 with HD DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 with HD DB will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1 with HD DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HD DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 with HD DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HD DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner (or Annuitant for entity-owned annuities);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi)
you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 with HD DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HD DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v2.1” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 WITH HIGHEST DAILY® DEATH BENEFIT
Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit (“HD DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HD DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
An integral component of Spousal Highest Daily Lifetime Income v2.1 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 with HD DB is the spousal version of Highest Daily Lifetime Income v2.1 with HD DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HD DB component; however, you may only elect HD DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HD DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HD DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HD DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 with HD DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 with HD DB is not available if you elect any other optional living or death benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB. As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit” (including no payment of the Highest Daily Death Benefit).
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1 with HD DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.
While Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HD DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HD DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 with HD DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Spousal Highest Daily Lifetime Income v2.1 with HD DB is elected on August 1 of the following calendar year

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1 with HD DB

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in

this case 4.5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00	Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00	Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HD DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	Highest Daily Death Benefit Amount	$108,017.64
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments, is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (4.5% of the Highest Daily Value)
October 28	$119,000.00	$119,000.00	$5,355.00
October 29	$113,000.00	$113,986.98	$5,129.41
October 30	$113,000.00	$113,986.98	$5,129.41
October 31	$119,000.00	$119,000.00	$5,355.00
November 1	$118,473.00	$119,000.00	$5,355.00

*
In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Unadjusted Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.

▪
This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

▪
The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.

▪
The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year’s Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,355.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HD DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3

▪	Spousal Highest Daily Lifetime Income v2.1 with HD DB is elected on September 4 of the following calendar year

▪	The Unadjusted Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1 with HD DB

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1 with HD DB
On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HD DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HD DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Highest Daily Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Daily Death Benefit Amount described below.

Highest Daily Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)	The Unadjusted Account Value on the current Valuation Day; and

(2)	The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

▪	increased by any Purchase Payments made on the current Valuation Day and,

▪	reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income v2.1 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Spousal Highest Daily Lifetime Income v2.1 with HD DB

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 with HD DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.

▪
Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the

Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HD DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

▪
Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HD DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB
The current charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB is 1.60% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.40% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 with HD DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HD DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50-79 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HD DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HD DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 with HD DB will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1 with HD DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)	upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii)
upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Unadjusted Account Value on the date of death;

(iii)	upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv)	your termination of the benefit;

(v)	your surrender of the Annuity;

(vi)	when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii)	both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(viii)
you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(ix)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HD DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income v2.1 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v2.1 above.
GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Guaranteed Return Option Plus II (GRO Plus II) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Unadjusted Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.
Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Unadjusted Account Value will be not less than the Unadjusted Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may “manually” lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Unadjusted Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Unadjusted Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Unadjusted Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Unadjusted Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you “manually” locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below “Key Feature – Allocation of Unadjusted Account Value”). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see “Annuity Options” for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.
In this section, we refer to a date on which the Unadjusted Account Value is guaranteed to be present as the “Maturity Date”. If the Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program.
Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.
The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated Purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.
If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Unadjusted Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Unadjusted Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000

▪	An enhanced guarantee amount of $350,000 is locked in on December 1, 2011

▪	The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000

▪
for purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Unadjusted Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Unadjusted Account Value before withdrawal	$380,000
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%).
Base guarantee amount	$173,680
Enhanced guarantee amount	$303,940
Key Feature – Allocation of Unadjusted Account Value For GRO Plus II (and Highest Daily GRO II, if elected prior to July 16, 2010)
We limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect GRO Plus II or Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the “Permitted Sub-accounts.”
GRO Plus II and HD GRO II use a predetermined mathematical formula to help us manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Unadjusted Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Unadjusted Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Unadjusted Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the GRO Plus II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new Guarantee Periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Unadjusted Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Unadjusted Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Unadjusted Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the “current liability” may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Unadjusted Account Value into an AST bond portfolio Sub-account, despite the fact that your Unadjusted Account Value had increased.
In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Unadjusted Account Value held within the AST bond portfolio Sub-account and to your Unadjusted Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Unadjusted Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

■
March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■
March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

■
On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

■
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Unadjusted Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Unadjusted Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Unadjusted Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■	The difference between your Unadjusted Account Value and your guarantee amount(s);

■	The amount of time until the maturity of your guarantee(s);

■	The amount invested in, and the performance of, the Permitted Sub-accounts;

■	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

■	The discount rate used to determine the present value of your guarantee(s);

■	Additional Purchase Payments, if any, that you make to the Annuity; and

■	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Unadjusted Account Value may be higher at the beginning of the market recovery, e.g. more of the Unadjusted Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on any Valuation Day as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and

Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.
GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Unadjusted Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Unadjusted Account Value upon termination of the benefit.
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Unadjusted Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Unadjusted Account Value” above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Unadjusted Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.
Special Considerations Under GRO Plus II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

■
Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No MVA Options may be in effect as of the date that you elect to participate in the benefit, nor may you add such allocations after you have acquired the benefit.

■	Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

■	Any amounts applied to your Unadjusted Account Value by us on a Maturity Date will not be treated as “investment in the contract” for income tax purposes.

■
Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

■	As the time remaining until the applicable Maturity Date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a Maturity Date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
HIGHEST DAILY® GUARANTEED RETURN OPTION II (HD GRO II)
HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily Guaranteed Return Option II (HD GRO II) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Unadjusted Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Unadjusted Account Value is guaranteed as the “Maturity Date” for that guarantee. HD GRO II will not create a guarantee if the Maturity Date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Unadjusted Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Unadjusted Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Unadjusted Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Unadjusted Account Value ten years after that benefit anniversary will be no less than the highest daily Unadjusted Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Unadjusted Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Unadjusted Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments (and any associated Purchase Credits) and withdrawals.
If the Unadjusted Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Unadjusted Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.
We increase the amount of each guarantee that has not yet reached its Maturity Date, as well as the highest daily Unadjusted Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment (including any associated Purchase Credits) made prior to the applicable Maturity Date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Unadjusted Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Unadjusted Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

▪	An additional guarantee amount of $350,000 is locked in on December 1, 2011

▪	The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000

▪
for purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Unadjusted Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Unadjusted Account Value before withdrawal	$380,000
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Initial guarantee amount	$173,680
Additional guarantee amount	$303,940
Key Feature – Allocation of Unadjusted Account Value
We limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect the benefit and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Unadjusted Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Unadjusted Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Unadjusted Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix J of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Unadjusted Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Unadjusted Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Unadjusted Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Unadjusted Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Unadjusted Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Unadjusted Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the predetermined mathematical formula. On each Valuation Day, including the effective date of the benefit, the predetermined mathematical formula is used to compare your Unadjusted Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Unadjusted Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Unadjusted Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Unadjusted Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Unadjusted Account Value held within the AST bond portfolio Sub-account and to your Unadjusted Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Unadjusted Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

▪
March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

▪
On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Unadjusted Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Unadjusted Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Unadjusted Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Unadjusted Account Value may be higher at the beginning of the market recovery, e.g. more of the Unadjusted Account

Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Unadjusted Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on any Valuation Day as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Unadjusted Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned Annuity), unless the Annuity is continued by the surviving spouse; (b) as of the date Unadjusted Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Unadjusted Account Value upon termination of the benefit.
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Unadjusted Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Unadjusted Account Value” section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Unadjusted Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
Special Considerations Under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪	Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section.

▪	Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Unadjusted Account Value by us on a Maturity Date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable Maturity Date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the Maturity Date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the Death Benefit may be impacted by the Insurance Charge and may be subject to Sub-account fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Death Benefit in connection with an optional living benefit).
Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit, Highest Daily Lifetime Income v2.1 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB and Spousal Highest Daily Lifetime Income 2.0 with HD DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Unadjusted Account Value, less any Purchase Credits granted during the period beginning 12 months prior to decedent’s date of death and ending on the date we receive Due Proof of Death with respect to the X Series. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income v2.1 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB or Spousal Highest Daily Lifetime Income 2.0 with HD DB, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit, Highest Daily Lifetime Income v2.1 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB or Spousal Highest Daily Lifetime Income 2.0 with HD DB even though during the suspension period your Death Benefit would be limited to the Unadjusted Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
MINIMUM DEATH BENEFIT
Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:

▪
The sum of all Purchase Payments you have made since the Issue Date of the Annuity (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND

▪
Your Unadjusted Account Value (less the amount of any Purchase Credits applied during the period beginning 12-months prior to the decedent's date of death, and ending on the date we receive Due Proof of Death with respect to the X Series).

SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Subsequent to spousal continuation, the basic Death Benefit will be equal to the greater of:

▪
The Unadjusted Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and

▪
The Unadjusted Account Value on Due Proof of Death of the surviving spouse (less the amount of any Purchase Credits applied during the period beginning 12-months prior to the decedent's date of death, and ending on the date we receive Due Proof of Death with respect to the X Series).

With respect to Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB and Spousal Highest Daily Lifetime Income 2.0 with HD DB:

▪
If the Highest Daily Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.

▪
If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse’s 80th birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80th birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse’s Death Benefit will equal the basic Death Benefit.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.

PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities Owned By Individuals (Not Associated With Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5 Year Deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

▪	as a lump sum payment; or

▪
as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option”, unless you have made an election prior to Death Benefit proceeds becoming due.

Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

▪
If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.

•
If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 70 1/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date), whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

•
If you die before a designated Beneficiary is named, the Death Benefit must be paid out by the Qualified Five-Year Deadline For Annuities. Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

For deaths occurring before 2020 and for more information on the impact of the SECURE Act, see the “Tax Considerations” section.
BENEFICIARY CONTINUATION OPTION
Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans”. This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the “Beneficiary Annuity”, because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.
Under the Beneficiary Continuation Option:

▪	The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).

▪	The Annuity will be continued in the Owner's name, for the benefit of the Beneficiary.

▪
Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.

▪
Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪
The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

▪	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.

▪	The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪	No MVA Options will be offered for Beneficiary Continuation Options.

▪	No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.

▪	The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.

▪
The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.

▪	Withdrawals are not subject to CDSC.

▪
Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

▪
If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price” or Unit Value. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any additional purchase payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time, on a non-discriminatory basis. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus. With respect to your Additional Purchase Payments that are pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions”.
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.
Change in Daily Asset-Based Charges: After the 9th Annuity year, your Annuity will become subject to a lower daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the same Sub-accounts that reflect the decreased Insurance Charge (and the charge for any optional benefits you have elected). The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of units and unit price will not affect your Account Value at the time that the transaction is processed. However, beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the decreased Insurance Charge and any other optional benefits that you have elected.
Termination of Optional Benefits: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner.  Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable.  Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to Pruco Life Insurance Company by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to an additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments , surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:

▪	the amount is paid on or after you reach age 59½;

▪	the amount is paid on or after the death of you (or the death of the Annuitant when the owner is not an individual);

▪	the amount received is attributable to your becoming disabled (as defined in the Code);

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or

▪
the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2020 the contribution limit is $6,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. Beginning in 2020, there is no longer an age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

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The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

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The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal additional tax described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

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If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $57,000 in 2020, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2020, this limit is $285,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

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SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $19,500 in 2020 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020 . These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

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“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

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If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,500 in 2020. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date ) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after

2019, by t he Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)). The post-death distribution requirements under prior law continue to apply in certain circumstances.

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Prior law. Under prior law, if an employee under an employer sponsored plan or IRA owner dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

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The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed by December 31 st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.  A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
The new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

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Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

▪	For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

OTHER INFORMATION
PRUCO LIFE AND THE SEPARATE ACCOUNT
Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime v2.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudentialannuities.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2019, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
With the MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the MVA Options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates(not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2019, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $25,000.00 to $836,969.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0% for the X Series, 7.0% for the B Series, 5.50% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2019) received compensation with respect to our annuity business generally during 2019 (or as to which a payment amount was accrued during 2019). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2019 retrospective depiction. During 2019, non-cash compensation received by Firms and Entities ranged from $1.00 to $433,912.73. During 2019, cash compensation received by Firms ranged from $1.10 to $18,272,777.70.
All of the Firms and Entities listed below received non-cash compensation during 2019. In addition, Firms in bold also received cash compensation during 2019.

1st Global Capital Corp.	FSC Securities Corp.	People's Securities
Acorn Financial Corporation	Garden State Securities, Inc.	Pinnancle Investments, LLC
Advisor Group	Geneos Wealth Management, Inc.	PlanMember Securities Corp.
Aegon Transamerica	Goldman Sachs & Co.	PNC Investments, LLC
ALHA	Gradient Securities, LLC	Presidential Brokerage
Allianz	Guardian	Principal Financial Services, Inc.
Allen & Company of Florida, Inc.	GWN Securities, Inc.	ProEquities
Allstate Financial Srvcs, LLC	H. Beck, Inc.	Prospera Financial Services, Inc.
AMERICAN PORTFOLIO FIN SV CS INC	H.D. Vest Investment	Prudential Annuities
Ameritas Investment Corp.	Hantz Financial Services,Inc.	Purshe Kaplan Sterling Investments
AON	Harbour Investment, Inc.	Raymond James Financial Svcs
AQR Capital Management	Hornor, Townsend & Kent, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	HSBC	RNR Securities, L.L.C.
AXA Advisors, LLC	Independent Financial Grp, LLC	Robert W. Baird & Co., Inc.
BBVA Securities, Inc.	Infinex Financial Group	Royal Alliance Associates
Ballew Investments	Investacorp	SAGEPOINT FINANCIAL, INC.
BB&T Investment Services, Inc.	J.J.B. Hilliard Lyons, Inc.	Scott & Stringfellow
BCG Securities, Inc.	J.P. Morgan	Securian Financial Svcs, Inc.
Berthel Fisher & Company	J.W. Cole Financial, Inc.	Securities America, Inc.
BFT Financial Group, LLC	Janney Montgomery Scott, LLC.	Securities Service Network
BlackRock Financial Management Inc.	Jennison Associates, LLC	Sigma Financial Corporation
Cadaret, Grant & Co., Inc.	Kestra Financial, Inc.	SA Stone Wealth Management
Calton & Associates, Inc	KEY INVESTMENT SERVICES LLC	Stifel Nicolaus & Co.
Cambridge Investment Research, Inc.	KMS Financial Services, Inc.	STRATEGIC FIN ALLIANCE INC
CAPE SECURITIES, INC.	Kovack Securities, Inc.	Sunbelt Securities, Inc.
Capital Analysts	Legg Mason	SunTrust Investment Services, Inc.
Capital Financial Services	Lincoln Financial Advisors	SWBC Investment Services
Capital Investment Group, Inc.	Lincoln Financial Securities Corporation	T. Rowe Price Group, Inc.
Cary Street Partners	Lincoln Investment Planning	TFS Securities, Inc.
Centaurus Financial, Inc.	Lion Street	The Ayco Company, LP.
Cetera Advisor Network LLC	LPL Financial Corporation	The Investment Center
CFD Investments, Inc.	M&T Securities	The O.N. Equity Sales Co.
Chesapeake Brokerage, LLC.	M Holdings Securities, Inc	The Prudential Insurance Company of America
Citigroup Global Markets Inc.	Merrill Lynch, P,F,S	TransAmerica Financial Advisors, Inc.
Citizens Securities, Inc.	Mercer Allied Company L.P.	Triad Advisors, Inc.
COMERICA SECURITIES, INC.	MML Investors Services, Inc.	UBS Financial Services, Inc.
Commonwealth Financial Network	Money Concepts Capital Corp.	Umpqua Investments
Comprehensive Asset Management	Morgan Stanley Smith Barney	United Planners Fin. Serv.
Crown Capital Securities, L.P.	Mutual of Omaha Bank	US Bank
Crump	National Securities Corp.	VOYA Financial Advisors
CUNA Brokerage Svcs, Inc.	New York Life Insurance Company	WADDELL & REED INC.
CUSO Financial Services, L.P.	Newbridge Securities Corp.	Wellington Asset Mgt.
David Lerner and Associates	Next Financial Group, Inc.	Wells Fargo Advisors LLC
Edward Jones & Co.	North Ridge Securities Corp.	WELLS FARGO ADVISORS LLC - WEALTH
Equity Services, Inc.	OneAmerica Securities, Inc.	Wells Fargo Investments LLC
Fidelity Investments	OPPENHEIMER & CO, INC.	Woodbury Financial Services
FTB Advisors, Inc.	Packerland Brokerage Svcs,Inc	World Equity Group, Inc.
Fortune Financial Services, Inc.	Park Avenue Securities, LLC
Founders Financial Securities, LLC	Parkland Securities
The Firms listed below received cash compensation during 2019 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Wells Fargo Investments LLC
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Financial Statements
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet

Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES
As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit Value corresponding to each combination of such contract features.

Here, we set forth the historical Unit Values corresponding to the lowest charge level for each Series and the highest charge level for each Series. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown.
In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit Values corresponding to the remaining charge levels. This information reflects Sub-Account names as of December 31, 2019. Please refer to the Variable Investment Options section of the prospectus for information on name changes.

A-1

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only - Cliff M&E (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.05323	$14.90762	62,281,306
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$18.07667	$19.84522	112,975,650
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$15.03902	$16.31578	74,317,915
AST AQR Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$10.65928	$11.18967	73,235
AST AQR Large-Cap Portfolio
03/18/2019 to 12/31/2019	$17.48842	$18.90315	44,068
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.19783	$18.64139	100,626,270
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$13.09110	$14.01539	28,041,844
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$10.10356	$10.31886	4,331,762
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$11.67440	$12.33819	43,810,452
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$18.73403	$20.47010	111,647,690
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$17.53234	$20.11318	2,544,958
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$17.98484	$19.68420	1,371,966
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$22.47949	$25.51258	2,939,786
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$15.77556	$17.23877	60,109,759
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$14.10799	$15.12091	36,653,143
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$23.35725	$24.87644	4,450,328
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$9.07313	$9.09555	5,843,979
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$15.72669	$16.78977	3,243,762
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.68939	$24.76188	2,931,329
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$16.00892	$18.25409	2,728,247
AST International Value Portfolio
03/18/2019 to 12/31/2019	$12.78414	$13.75529	2,779,012
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$13.72008	$14.69167	31,065,348
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$16.83229	$18.28375	42,903,481
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$13.55122	$15.22443	5,645,454
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$14.55314	$15.53975	29,426,847

A-2

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$28.62482	$32.24720	2,455,141
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$29.65941	$33.61743	3,902,398
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$21.00950	$23.59101	5,561,323
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$14.35297	$15.95489	7,936,846
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$28.86602	$33.78329	1,786,330
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.75366	$21.21263	2,815,198
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$23.92636	$26.47705	6,877,429
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.91521	$23.88416	4,473,913
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$10.46660	$10.79757	8,271,307
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.79269	$15.82362	74,471,209
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$11.32072	$12.04077	6,727,844
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$18.09195	$19.47290	234,185,950
AST QMA Large-Cap Portfolio
03/18/2019 to 12/31/2019	$18.04400	$19.81036	30,072
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$27.97268	$30.70289	2,570,194
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$15.49353	$16.89730	6,038,757
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$25.64348	$28.40537	2,195,571
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.71934	$29.32496	2,822,413
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.98862	$22.10853	1,671,513
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.74112	$19.43835	195,448,379
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$33.50310	$37.10678	8,456,828
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$17.49900	$19.44191	10,442,079
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$10.08232	$10.33681	7,489,596
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$10.60312	$10.28660	3,688,047
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.48303	$22.45333	1,485,689
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$14.19098	$15.50494	23,989,924
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.93357	$13.94101	27,775,052
AST Western Asset Emerging Markets Debt Portfolio
03/18/2019 to 12/31/2019	$10.34926	$11.09660	37,241
PSF Small Capitalization Stock Portfolio
03/18/2019 to 12/31/2019	$9.97428	$10.66757	79,495

A-3

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
PSF Stock Index Portfolio
03/18/2019 to 12/31/2019	$10.65376	$12.18573	194,411
*Denotes the start date of these sub-accounts

A-4

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II (3.25%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96658	$10.67920	65,586
01/01/2011 to 12/31/2011	$10.67920	$10.05801	32,305
01/01/2012 to 12/31/2012	$10.05801	$10.95346	20,805
01/01/2013 to 12/31/2013	$10.95346	$11.65457	4,753
01/01/2014 to 12/31/2014	$11.65457	$11.70642	5,546
01/01/2015 to 12/31/2015	$11.70642	$10.96134	4,267
01/01/2016 to 12/31/2016	$10.96134	$11.27802	4,074
01/01/2017 to 12/31/2017	$11.27802	$12.28584	4,870
01/01/2018 to 12/31/2018	$12.28584	$10.91740	2,344
01/01/2019 to 12/31/2019	$10.91740	$12.25839	104
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97726	$10.78391	63,320
01/01/2011 to 12/31/2011	$10.78391	$10.44570	36,268
01/01/2012 to 12/31/2012	$10.44570	$11.48497	22,845
01/01/2013 to 12/31/2013	$11.48497	$12.95158	8,983
01/01/2014 to 12/31/2014	$12.95158	$13.29601	12,245
01/01/2015 to 12/31/2015	$13.29601	$12.96722	6,482
01/01/2016 to 12/31/2016	$12.96722	$13.43852	4,829
01/01/2017 to 12/31/2017	$13.43852	$15.20398	5,229
01/01/2018 to 12/31/2018	$15.20398	$13.84135	3,643
01/01/2019 to 12/31/2019	$13.84135	$16.31894	296
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98634	$10.67150	21,946
01/01/2011 to 12/31/2011	$10.67150	$10.13769	17,203
01/01/2012 to 12/31/2012	$10.13769	$10.81609	14,868
01/01/2013 to 12/31/2013	$10.81609	$11.76641	5,621
01/01/2014 to 12/31/2014	$11.76641	$11.96919	6,599
01/01/2015 to 12/31/2015	$11.96919	$11.56100	6,015
01/01/2016 to 12/31/2016	$11.56100	$11.72478	4,672
01/01/2017 to 12/31/2017	$11.72478	$13.18638	5,503
01/01/2018 to 12/31/2018	$13.18638	$11.74732	3,292
01/01/2019 to 12/31/2019	$11.74732	$13.41686	1,087
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98754	$10.63801	52,778
01/01/2011 to 12/31/2011	$10.63801	$10.16773	41,360
01/01/2012 to 12/31/2012	$10.16773	$11.06393	42,294
01/01/2013 to 12/31/2013	$11.06393	$12.59350	37,907
01/01/2014 to 12/31/2014	$12.59350	$12.97888	15,867
01/01/2015 to 12/31/2015	$12.97888	$12.61674	8,242
01/01/2016 to 12/31/2016	$12.61674	$12.97655	5,596
01/01/2017 to 12/31/2017	$12.97655	$14.42761	5,281
01/01/2018 to 12/31/2018	$14.42761	$13.26748	2,946
01/01/2019 to 12/31/2019	$13.26748	$15.32884	313

A-5

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99728	$9.06646	5,266
01/01/2012 to 12/31/2012	$9.06646	$9.81460	207
01/01/2013 to 12/31/2013	$9.81460	$10.52625	78
01/01/2014 to 12/31/2014	$10.52625	$10.68270	154
01/01/2015 to 12/31/2015	$10.68270	$10.02536	89
01/01/2016 to 12/31/2016	$10.02536	$10.37548	591
01/01/2017 to 12/31/2017	$10.37548	$11.30547	9,621
01/01/2018 to 12/31/2018	$11.30547	$10.35871	3,009
01/01/2019 to 12/31/2019	$10.35871	$11.78807	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00671	$9.97411	1,448
01/01/2011 to 12/31/2011	$9.97411	$9.86766	544
01/01/2012 to 12/31/2012	$9.86766	$9.99469	626
01/01/2013 to 12/31/2013	$9.99469	$9.45965	290
01/01/2014 to 12/31/2014	$9.45965	$9.14331	10,231
01/01/2015 to 12/31/2015	$9.14331	$8.88893	7,050
01/01/2016 to 12/31/2016	$8.88893	$8.74158	12,718
01/01/2017 to 12/31/2017	$8.74158	$8.60242	10,831
01/01/2018 to 12/31/2018	$8.60242	$8.38334	4,170
01/01/2019 to 12/31/2019	$8.38334	$8.48569	237
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00563	$10.24378	190,185
01/01/2011 to 12/31/2011	$10.24378	$10.22662	107,961
01/01/2012 to 12/31/2012	$10.22662	$10.81598	56,902
01/01/2013 to 12/31/2013	$10.81598	$10.27218	28,264
01/01/2014 to 12/31/2014	$10.27218	$10.35886	17,744
01/01/2015 to 12/31/2015	$10.35886	$9.81087	16,613
01/01/2016 to 12/31/2016	$9.81087	$9.89408	14,824
01/01/2017 to 12/31/2017	$9.89408	$9.99097	17,104
01/01/2018 to 12/31/2018	$9.99097	$9.60069	14,980
01/01/2019 to 12/31/2019	$9.60069	$10.14563	774
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99728	$10.51855	0
01/01/2011 to 12/31/2011	$10.51855	$11.80304	0
01/01/2012 to 12/31/2012	$11.80304	$12.08781	6,064
01/01/2013 to 12/31/2013	$12.08781	$11.12982	8,046
01/01/2014 to 12/31/2014	$11.12982	$11.22726	2,549
01/01/2015 to 12/31/2015	$11.22726	$10.97872	2,301
01/01/2016 to 12/31/2016	$10.97872	$10.77642	2,050
01/01/2017 to 12/31/2017	$10.77642	$10.50634	1,788
01/01/2018 to 12/31/2018	$10.50634	$10.22045	237,661
01/01/2019 to 12/31/2019	$10.22045	$10.02681	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00811	$10.54905	0
01/01/2011 to 12/31/2011	$10.54905	$12.11329	0
01/01/2012 to 12/31/2012	$12.11329	$12.45960	0
01/01/2013 to 12/31/2013	$12.45960	$11.26923	915
01/01/2014 to 12/31/2014	$11.26923	$11.57452	17,693
01/01/2015 to 12/31/2015	$11.57452	$11.36931	11,238
01/01/2016 to 12/31/2016	$11.36931	$11.21589	11,030
01/01/2017 to 12/31/2017	$11.21589	$10.94859	10,817
01/01/2018 to 12/31/2018	$10.94859	$10.62177	10,596
01/01/2019 to 12/31/2019	$10.62177	$10.63619	41,371

A-6

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00704	$10.64953	0
01/01/2011 to 12/31/2011	$10.64953	$12.39610	1,039,227
01/01/2012 to 12/31/2012	$12.39610	$12.80734	995,857
01/01/2013 to 12/31/2013	$12.80734	$11.52353	533,020
01/01/2014 to 12/31/2014	$11.52353	$12.00532	522,871
01/01/2015 to 12/31/2015	$12.00532	$11.82229	540,572
01/01/2016 to 12/31/2016	$11.82229	$11.67161	528,615
01/01/2017 to 12/31/2017	$11.67161	$11.47172	478,143
01/01/2018 to 12/31/2018	$11.47172	$11.10441	468,286
01/01/2019 to 12/31/2019	$11.10441	$11.28806	10,668
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99728	$11.84372	63,992
01/01/2012 to 12/31/2012	$11.84372	$12.12814	187,797
01/01/2013 to 12/31/2013	$12.12814	$10.59034	257,224
01/01/2014 to 12/31/2014	$10.59034	$11.30860	172,689
01/01/2015 to 12/31/2015	$11.30860	$11.17048	135,254
01/01/2016 to 12/31/2016	$11.17048	$11.00568	130,582
01/01/2017 to 12/31/2017	$11.00568	$10.81598	125,802
01/01/2018 to 12/31/2018	$10.81598	$10.44720	117,220
01/01/2019 to 12/31/2019	$10.44720	$10.70320	83,637
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99639	$10.24517	5,990
01/01/2013 to 12/31/2013	$10.24517	$8.90118	988,580
01/01/2014 to 12/31/2014	$8.90118	$9.69880	647,667
01/01/2015 to 12/31/2015	$9.69880	$9.63768	9,853
01/01/2016 to 12/31/2016	$9.63768	$9.50345	10,862
01/01/2017 to 12/31/2017	$9.50345	$9.35131	10,572
01/01/2018 to 12/31/2018	$9.35131	$9.02189	15,657
01/01/2019 to 12/31/2019	$9.02189	$9.29682	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99819	$8.62024	121,689
01/01/2014 to 12/31/2014	$8.62024	$9.55706	49,979
01/01/2015 to 12/31/2015	$9.55706	$9.50916	0
01/01/2016 to 12/31/2016	$9.50916	$9.37619	0
01/01/2017 to 12/31/2017	$9.37619	$9.22494	1,765
01/01/2018 to 12/31/2018	$9.22494	$8.86600	5,158
01/01/2019 to 12/31/2019	$8.86600	$9.26044	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99819	$11.13605	24,883
01/01/2015 to 12/31/2015	$11.13605	$10.98948	817,522
01/01/2016 to 12/31/2016	$10.98948	$10.89604	12,029
01/01/2017 to 12/31/2017	$10.89604	$10.73577	7,648
01/01/2018 to 12/31/2018	$10.73577	$10.30870	11,338
01/01/2019 to 12/31/2019	$10.30870	$10.84322	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99819	$9.79107	16,078
01/01/2016 to 12/31/2016	$9.79107	$9.67030	202,792
01/01/2017 to 12/31/2017	$9.67030	$9.58337	175,441
01/01/2018 to 12/31/2018	$9.58337	$9.17385	190,254
01/01/2019 to 12/31/2019	$9.17385	$9.76590	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99639	$9.73404	803,694
01/01/2017 to 12/31/2017	$9.73404	$9.67130	667,078
01/01/2018 to 12/31/2018	$9.67130	$9.23753	753,731
01/01/2019 to 12/31/2019	$9.23753	$9.89249	811

A-7

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99638	$9.88886	19,097
01/01/2018 to 12/31/2018	$9.88886	$9.36910	50,845
01/01/2019 to 12/31/2019	$9.36910	$10.11520	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99638	$9.51848	49,735
01/01/2019 to 12/31/2019	$9.51848	$10.34169	9,767
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99819	$11.06829	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97645	$10.71790	391,948
01/01/2011 to 12/31/2011	$10.71790	$10.11846	164,486
01/01/2012 to 12/31/2012	$10.11846	$11.13244	168,218
01/01/2013 to 12/31/2013	$11.13244	$13.21358	59,953
01/01/2014 to 12/31/2014	$13.21358	$13.67849	119,117
01/01/2015 to 12/31/2015	$13.67849	$13.30444	72,215
01/01/2016 to 12/31/2016	$13.30444	$13.75315	50,549
01/01/2017 to 12/31/2017	$13.75315	$15.68813	81,005
01/01/2018 to 12/31/2018	$15.68813	$14.23181	34,614
01/01/2019 to 12/31/2019	$14.23181	$16.83273	1,720
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99728	$11.50077	0
01/01/2014 to 12/31/2014	$11.50077	$12.64132	0
01/01/2015 to 12/31/2015	$12.64132	$11.79365	0
01/01/2016 to 12/31/2016	$11.79365	$13.11102	0
01/01/2017 to 12/31/2017	$13.11102	$15.02092	0
01/01/2018 to 12/31/2018	$15.02092	$13.83750	0
01/01/2019 to 12/31/2019	$13.83750	$17.54225	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96896	$11.42258	7,260
01/01/2011 to 12/31/2011	$11.42258	$10.49505	2,154
01/01/2012 to 12/31/2012	$10.49505	$12.87504	1,531
01/01/2013 to 12/31/2013	$12.87504	$12.99817	599
01/01/2014 to 12/31/2014	$12.99817	$14.32682	563
01/01/2015 to 12/31/2015	$14.32682	$13.84867	496
01/01/2016 to 12/31/2016	$13.84867	$13.51967	426
01/01/2017 to 12/31/2017	$13.51967	$14.50560	1,122
01/01/2018 to 12/31/2018	$14.50560	$13.37072	376
01/01/2019 to 12/31/2019	$13.37072	$16.18672	14
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95867	$11.66051	2,513
01/01/2011 to 12/31/2011	$11.66051	$12.02580	1,025
01/01/2012 to 12/31/2012	$12.02580	$13.41994	487
01/01/2013 to 12/31/2013	$13.41994	$13.39059	248
01/01/2014 to 12/31/2014	$13.39059	$16.96076	211
01/01/2015 to 12/31/2015	$16.96076	$17.20455	775
01/01/2016 to 12/31/2016	$17.20455	$17.44859	617
01/01/2017 to 12/31/2017	$17.44859	$17.93752	508
01/01/2018 to 12/31/2018	$17.93752	$16.52616	470
01/01/2019 to 12/31/2019	$16.52616	$20.98055	221

A-8

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97476	$10.89777	41,613
01/01/2011 to 12/31/2011	$10.89777	$10.38550	35,895
01/01/2012 to 12/31/2012	$10.38550	$11.11593	31,402
01/01/2013 to 12/31/2013	$11.11593	$12.34220	25,534
01/01/2014 to 12/31/2014	$12.34220	$12.31735	11,357
01/01/2015 to 12/31/2015	$12.31735	$12.03508	4,926
01/01/2016 to 12/31/2016	$12.03508	$12.14020	3,573
01/01/2017 to 12/31/2017	$12.14020	$13.68169	2,930
01/01/2018 to 12/31/2018	$13.68169	$12.20956	1,766
01/01/2019 to 12/31/2019	$12.20956	$14.17536	281
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98703	$10.58812	39,331
01/01/2011 to 12/31/2011	$10.58812	$10.19269	24,837
01/01/2012 to 12/31/2012	$10.19269	$10.85975	14,119
01/01/2013 to 12/31/2013	$10.85975	$11.53872	4,602
01/01/2014 to 12/31/2014	$11.53872	$11.61500	4,482
01/01/2015 to 12/31/2015	$11.61500	$11.13529	3,764
01/01/2016 to 12/31/2016	$11.13529	$11.34067	2,871
01/01/2017 to 12/31/2017	$11.34067	$12.32104	14,516
01/01/2018 to 12/31/2018	$12.32104	$11.07719	5,805
01/01/2019 to 12/31/2019	$11.07719	$12.43437	1,769
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96391	$11.36904	37,088
01/01/2011 to 12/31/2011	$11.36904	$11.14341	10,062
01/01/2012 to 12/31/2012	$11.14341	$12.47211	4,023
01/01/2013 to 12/31/2013	$12.47211	$16.75047	3,267
01/01/2014 to 12/31/2014	$16.75047	$17.37267	3,072
01/01/2015 to 12/31/2015	$17.37267	$15.88439	3,078
01/01/2016 to 12/31/2016	$15.88439	$19.10604	3,142
01/01/2017 to 12/31/2017	$19.10604	$20.74006	3,188
01/01/2018 to 12/31/2018	$20.74006	$17.24035	3,060
01/01/2019 to 12/31/2019	$17.24035	$20.45587	14
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99729	$9.73891	7,345
01/01/2011 to 12/31/2011	$9.73891	$9.42516	42,315
01/01/2012 to 12/31/2012	$9.42516	$9.11896	21,533
01/01/2013 to 12/31/2013	$9.11896	$8.82265	42,124
01/01/2014 to 12/31/2014	$8.82265	$8.53589	42,473
01/01/2015 to 12/31/2015	$8.53589	$8.25848	5,296
01/01/2016 to 12/31/2016	$8.25848	$7.99087	3,199
01/01/2017 to 12/31/2017	$7.99087	$7.75820	629
01/01/2018 to 12/31/2018	$7.75820	$7.60237	630
01/01/2019 to 12/31/2019	$7.60237	$7.47973	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98326	$10.64904	1,088
01/01/2011 to 12/31/2011	$10.64904	$10.63061	391
01/01/2012 to 12/31/2012	$10.63061	$11.71147	284
01/01/2013 to 12/31/2013	$11.71147	$12.14450	81
01/01/2014 to 12/31/2014	$12.14450	$12.05031	70
01/01/2015 to 12/31/2015	$12.05031	$11.24315	67
01/01/2016 to 12/31/2016	$11.24315	$12.55363	60
01/01/2017 to 12/31/2017	$12.55363	$13.05424	59
01/01/2018 to 12/31/2018	$13.05424	$12.37681	48
01/01/2019 to 12/31/2019	$12.37681	$13.80674	17

A-9

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98927	$10.50667	1,704
01/01/2011 to 12/31/2011	$10.50667	$9.74042	962
01/01/2012 to 12/31/2012	$9.74042	$11.01456	955
01/01/2013 to 12/31/2013	$11.01456	$14.90479	319
01/01/2014 to 12/31/2014	$14.90479	$16.40277	280
01/01/2015 to 12/31/2015	$16.40277	$14.62600	284
01/01/2016 to 12/31/2016	$14.62600	$16.96618	264
01/01/2017 to 12/31/2017	$16.96618	$19.56719	672
01/01/2018 to 12/31/2018	$19.56719	$16.24882	250
01/01/2019 to 12/31/2019	$16.24882	$20.36233	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92811	$11.13809	5,276
01/01/2011 to 12/31/2011	$11.13809	$9.38377	2,037
01/01/2012 to 12/31/2012	$9.38377	$10.92722	1,430
01/01/2013 to 12/31/2013	$10.92722	$12.58687	524
01/01/2014 to 12/31/2014	$12.58687	$11.50496	543
01/01/2015 to 12/31/2015	$11.50496	$11.48137	465
01/01/2016 to 12/31/2016	$11.48137	$10.68941	378
01/01/2017 to 12/31/2017	$10.68941	$14.00734	1,055
01/01/2018 to 12/31/2018	$14.00734	$11.74316	306
01/01/2019 to 12/31/2019	$11.74316	$15.00998	30
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92798	$10.68170	1,162
01/01/2011 to 12/31/2011	$10.68170	$9.03790	1,326
01/01/2012 to 12/31/2012	$9.03790	$10.20192	626
01/01/2013 to 12/31/2013	$10.20192	$11.79196	207
01/01/2014 to 12/31/2014	$11.79196	$10.64373	349
01/01/2015 to 12/31/2015	$10.64373	$10.38202	272
01/01/2016 to 12/31/2016	$10.38202	$10.10375	171
01/01/2017 to 12/31/2017	$10.10375	$12.00676	182
01/01/2018 to 12/31/2018	$12.00676	$9.74005	171
01/01/2019 to 12/31/2019	$9.74005	$11.31031	142
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97552	$10.75721	50,255
01/01/2011 to 12/31/2011	$10.75721	$10.34891	24,771
01/01/2012 to 12/31/2012	$10.34891	$11.37195	9,296
01/01/2013 to 12/31/2013	$11.37195	$12.79389	3,354
01/01/2014 to 12/31/2014	$12.79389	$13.16595	4,493
01/01/2015 to 12/31/2015	$13.16595	$12.60460	3,322
01/01/2016 to 12/31/2016	$12.60460	$12.83230	3,231
01/01/2017 to 12/31/2017	$12.83230	$14.52183	4,372
01/01/2018 to 12/31/2018	$14.52183	$13.01159	1,885
01/01/2019 to 12/31/2019	$13.01159	$15.03487	303
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92064	$10.44626	237
01/01/2011 to 12/31/2011	$10.44626	$9.18224	371
01/01/2012 to 12/31/2012	$9.18224	$10.82961	233
01/01/2013 to 12/31/2013	$10.82961	$12.08721	124
01/01/2014 to 12/31/2014	$12.08721	$10.94988	108
01/01/2015 to 12/31/2015	$10.94988	$10.29783	75
01/01/2016 to 12/31/2016	$10.29783	$10.15653	51
01/01/2017 to 12/31/2017	$10.15653	$12.73953	45
01/01/2018 to 12/31/2018	$12.73953	$10.17028	49
01/01/2019 to 12/31/2019	$10.17028	$12.51855	36

A-10

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99728	$10.47594	23,043
01/01/2011 to 12/31/2011	$10.47594	$10.15974	12,836
01/01/2012 to 12/31/2012	$10.15974	$10.88258	9,694
01/01/2013 to 12/31/2013	$10.88258	$11.69050	6,433
01/01/2014 to 12/31/2014	$11.69050	$11.92682	5,564
01/01/2015 to 12/31/2015	$11.92682	$11.51815	1,405
01/01/2016 to 12/31/2016	$11.51815	$11.57248	1,094
01/01/2017 to 12/31/2017	$11.57248	$12.55702	10,017
01/01/2018 to 12/31/2018	$12.55702	$11.52394	3,440
01/01/2019 to 12/31/2019	$11.52394	$12.77820	116
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97014	$10.66273	9,443
01/01/2011 to 12/31/2011	$10.66273	$10.38511	2,812
01/01/2012 to 12/31/2012	$10.38511	$11.57292	2,308
01/01/2013 to 12/31/2013	$11.57292	$15.28316	780
01/01/2014 to 12/31/2014	$15.28316	$16.19191	529
01/01/2015 to 12/31/2015	$16.19191	$17.33172	459
01/01/2016 to 12/31/2016	$17.33172	$16.52426	528
01/01/2017 to 12/31/2017	$16.52426	$21.71790	1,361
01/01/2018 to 12/31/2018	$21.71790	$20.66956	344
01/01/2019 to 12/31/2019	$20.66956	$26.51790	48
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99139	$11.18639	3,660
01/01/2011 to 12/31/2011	$11.18639	$10.72467	1,261
01/01/2012 to 12/31/2012	$10.72467	$11.64820	1,007
01/01/2013 to 12/31/2013	$11.64820	$15.39591	362
01/01/2014 to 12/31/2014	$15.39591	$16.47307	751
01/01/2015 to 12/31/2015	$16.47307	$17.54300	658
01/01/2016 to 12/31/2016	$17.54300	$17.92082	638
01/01/2017 to 12/31/2017	$17.92082	$23.06088	1,197
01/01/2018 to 12/31/2018	$23.06088	$21.70754	6,445
01/01/2019 to 12/31/2019	$21.70754	$27.64524	10
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98642	$10.78001	10,730
01/01/2011 to 12/31/2011	$10.78001	$10.10344	5,029
01/01/2012 to 12/31/2012	$10.10344	$12.03038	2,208
01/01/2013 to 12/31/2013	$12.03038	$14.85617	945
01/01/2014 to 12/31/2014	$14.85617	$14.89515	15,233
01/01/2015 to 12/31/2015	$14.89515	$14.19991	11,139
01/01/2016 to 12/31/2016	$14.19991	$14.71671	20,301
01/01/2017 to 12/31/2017	$14.71671	$17.63461	14,397
01/01/2018 to 12/31/2018	$17.63461	$15.42860	9,201
01/01/2019 to 12/31/2019	$15.42860	$19.39905	245
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99729	$10.20965	0
01/01/2013 to 12/31/2013	$10.20965	$11.74625	0
01/01/2014 to 12/31/2014	$11.74625	$11.94851	3,569
01/01/2015 to 12/31/2015	$11.94851	$11.41659	2,080
01/01/2016 to 12/31/2016	$11.41659	$11.52384	1,656
01/01/2017 to 12/31/2017	$11.52384	$12.98944	2,410
01/01/2018 to 12/31/2018	$12.98944	$11.52511	221
01/01/2019 to 12/31/2019	$11.52511	$13.68876	148

A-11

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99728	$10.75587	6,141
01/01/2011 to 12/31/2011	$10.75587	$10.34505	2,234
01/01/2012 to 12/31/2012	$10.34505	$11.71821	2,007
01/01/2013 to 12/31/2013	$11.71821	$15.49919	629
01/01/2014 to 12/31/2014	$15.49919	$16.30161	649
01/01/2015 to 12/31/2015	$16.30161	$16.91189	512
01/01/2016 to 12/31/2016	$16.91189	$16.67638	398
01/01/2017 to 12/31/2017	$16.67638	$21.09119	1,624
01/01/2018 to 12/31/2018	$21.09119	$20.84053	619
01/01/2019 to 12/31/2019	$20.84053	$27.78100	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99729	$10.13488	0
01/01/2013 to 12/31/2013	$10.13488	$13.18913	0
01/01/2014 to 12/31/2014	$13.18913	$14.06429	0
01/01/2015 to 12/31/2015	$14.06429	$13.50882	0
01/01/2016 to 12/31/2016	$13.50882	$14.82836	0
01/01/2017 to 12/31/2017	$14.82836	$16.83577	0
01/01/2018 to 12/31/2018	$16.83577	$14.63233	0
01/01/2019 to 12/31/2019	$14.63233	$18.31150	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01861	$11.29475	9,481
01/01/2011 to 12/31/2011	$11.29475	$10.60285	5,877
01/01/2012 to 12/31/2012	$10.60285	$12.26970	3,111
01/01/2013 to 12/31/2013	$12.26970	$15.69263	1,337
01/01/2014 to 12/31/2014	$15.69263	$16.93279	1,324
01/01/2015 to 12/31/2015	$16.93279	$15.45093	9,129
01/01/2016 to 12/31/2016	$15.45093	$15.19584	15,694
01/01/2017 to 12/31/2017	$15.19584	$18.68687	11,072
01/01/2018 to 12/31/2018	$18.68687	$17.28997	9,770
01/01/2019 to 12/31/2019	$17.28997	$21.77253	329
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98984	$11.11549	36,520
01/01/2011 to 12/31/2011	$11.11549	$10.48759	12,178
01/01/2012 to 12/31/2012	$10.48759	$11.88402	5,259
01/01/2013 to 12/31/2013	$11.88402	$16.32801	3,317
01/01/2014 to 12/31/2014	$16.32801	$18.04860	3,157
01/01/2015 to 12/31/2015	$18.04860	$16.47763	3,445
01/01/2016 to 12/31/2016	$16.47763	$18.85004	3,060
01/01/2017 to 12/31/2017	$18.85004	$20.75428	3,215
01/01/2018 to 12/31/2018	$20.75428	$16.77466	3,024
01/01/2019 to 12/31/2019	$16.77466	$19.64022	197
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93776	$11.55161	13,074
01/01/2011 to 12/31/2011	$11.55161	$8.91087	2,840
01/01/2012 to 12/31/2012	$8.91087	$10.16648	2,443
01/01/2013 to 12/31/2013	$10.16648	$9.85793	1,478
01/01/2014 to 12/31/2014	$9.85793	$9.09080	1,378
01/01/2015 to 12/31/2015	$9.09080	$7.32393	1,289
01/01/2016 to 12/31/2016	$7.32393	$7.96246	1,133
01/01/2017 to 12/31/2017	$7.96246	$9.73680	2,641
01/01/2018 to 12/31/2018	$9.73680	$8.09542	1,013
01/01/2019 to 12/31/2019	$8.09542	$8.87783	18

A-12

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98825	$10.48476	258,537
01/01/2011 to 12/31/2011	$10.48476	$10.24577	148,696
01/01/2012 to 12/31/2012	$10.24577	$10.94056	110,573
01/01/2013 to 12/31/2013	$10.94056	$11.56013	31,948
01/01/2014 to 12/31/2014	$11.56013	$11.83043	54,400
01/01/2015 to 12/31/2015	$11.83043	$11.46245	36,732
01/01/2016 to 12/31/2016	$11.46245	$11.70362	17,784
01/01/2017 to 12/31/2017	$11.70362	$12.47139	16,744
01/01/2018 to 12/31/2018	$12.47139	$11.72123	11,949
01/01/2019 to 12/31/2019	$11.72123	$13.01182	533
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01721	$10.04222	0
01/01/2012 to 12/31/2012	$10.04222	$10.40601	0
01/01/2013 to 12/31/2013	$10.40601	$9.83495	0
01/01/2014 to 12/31/2014	$9.83495	$10.09214	8,031
01/01/2015 to 12/31/2015	$10.09214	$9.73794	0
01/01/2016 to 12/31/2016	$9.73794	$9.81877	263
01/01/2017 to 12/31/2017	$9.81877	$10.03925	267
01/01/2018 to 12/31/2018	$10.03925	$9.63218	250
01/01/2019 to 12/31/2019	$9.63218	$10.22817	1,317
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96228	$11.38660	63,452
01/01/2011 to 12/31/2011	$11.38660	$10.33249	33,759
01/01/2012 to 12/31/2012	$10.33249	$11.28775	23,645
01/01/2013 to 12/31/2013	$11.28775	$12.78042	8,148
01/01/2014 to 12/31/2014	$12.78042	$13.50235	14,118
01/01/2015 to 12/31/2015	$13.50235	$12.98346	70,360
01/01/2016 to 12/31/2016	$12.98346	$13.83069	48,283
01/01/2017 to 12/31/2017	$13.83069	$15.53659	161,726
01/01/2018 to 12/31/2018	$15.53659	$13.88731	70,290
01/01/2019 to 12/31/2019	$13.88731	$16.01290	10,054
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99728	$10.77565	0
01/01/2011 to 12/31/2011	$10.77565	$10.78653	0
01/01/2012 to 12/31/2012	$10.78653	$12.39780	0
01/01/2013 to 12/31/2013	$12.39780	$15.88482	0
01/01/2014 to 12/31/2014	$15.88482	$18.01413	0
01/01/2015 to 12/31/2015	$18.01413	$17.96535	0
01/01/2016 to 12/31/2016	$17.96535	$19.96377	64
01/01/2017 to 12/31/2017	$19.96377	$23.61507	58
01/01/2018 to 12/31/2018	$23.61507	$20.96622	2,969
01/01/2019 to 12/31/2019	$20.96622	$25.24775	50
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99728	$8.80236	0
01/01/2012 to 12/31/2012	$8.80236	$9.63634	0
01/01/2013 to 12/31/2013	$9.63634	$11.41147	0
01/01/2014 to 12/31/2014	$11.41147	$11.75826	0
01/01/2015 to 12/31/2015	$11.75826	$11.39323	0
01/01/2016 to 12/31/2016	$11.39323	$11.72091	0
01/01/2017 to 12/31/2017	$11.72091	$13.40418	0
01/01/2018 to 12/31/2018	$13.40418	$12.11957	0
01/01/2019 to 12/31/2019	$12.11957	$14.21222	0

A-13

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97062	$12.02896	63,773
01/01/2011 to 12/31/2011	$12.02896	$10.11241	19,152
01/01/2012 to 12/31/2012	$10.11241	$11.74716	6,168
01/01/2013 to 12/31/2013	$11.74716	$16.00405	5,687
01/01/2014 to 12/31/2014	$16.00405	$16.24891	5,568
01/01/2015 to 12/31/2015	$16.24891	$15.93062	5,334
01/01/2016 to 12/31/2016	$15.93062	$16.60094	5,526
01/01/2017 to 12/31/2017	$16.60094	$20.51107	5,625
01/01/2018 to 12/31/2018	$20.51107	$17.68902	5,373
01/01/2019 to 12/31/2019	$17.68902	$23.35794	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95967	$12.48393	57,911
01/01/2011 to 12/31/2011	$12.48393	$11.96054	13,558
01/01/2012 to 12/31/2012	$11.96054	$12.98010	5,339
01/01/2013 to 12/31/2013	$12.98010	$16.97575	5,095
01/01/2014 to 12/31/2014	$16.97575	$17.05122	5,254
01/01/2015 to 12/31/2015	$17.05122	$16.62656	5,046
01/01/2016 to 12/31/2016	$16.62656	$18.03043	5,024
01/01/2017 to 12/31/2017	$18.03043	$21.61856	4,848
01/01/2018 to 12/31/2018	$21.61856	$19.15431	4,652
01/01/2019 to 12/31/2019	$19.15431	$24.11372	7
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96310	$11.34575	33,429
01/01/2011 to 12/31/2011	$11.34575	$10.32143	8,067
01/01/2012 to 12/31/2012	$10.32143	$11.79891	3,144
01/01/2013 to 12/31/2013	$11.79891	$15.68537	2,767
01/01/2014 to 12/31/2014	$15.68537	$15.97506	2,902
01/01/2015 to 12/31/2015	$15.97506	$14.78965	2,894
01/01/2016 to 12/31/2016	$14.78965	$18.48939	2,585
01/01/2017 to 12/31/2017	$18.48939	$19.20455	2,705
01/01/2018 to 12/31/2018	$19.20455	$15.40457	2,828
01/01/2019 to 12/31/2019	$15.40457	$18.17980	9
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99098	$10.57983	150,188
01/01/2011 to 12/31/2011	$10.57983	$10.43968	82,958
01/01/2012 to 12/31/2012	$10.43968	$11.46301	63,617
01/01/2013 to 12/31/2013	$11.46301	$12.95747	23,450
01/01/2014 to 12/31/2014	$12.95747	$13.27357	48,759
01/01/2015 to 12/31/2015	$13.27357	$12.84757	43,303
01/01/2016 to 12/31/2016	$12.84757	$13.36885	23,712
01/01/2017 to 12/31/2017	$13.36885	$14.92874	30,947
01/01/2018 to 12/31/2018	$14.92874	$13.67163	11,695
01/01/2019 to 12/31/2019	$13.67163	$15.98455	659
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96986	$11.01931	8,318
01/01/2011 to 12/31/2011	$11.01931	$10.48112	2,700
01/01/2012 to 12/31/2012	$10.48112	$11.92283	1,172
01/01/2013 to 12/31/2013	$11.92283	$16.61426	791
01/01/2014 to 12/31/2014	$16.61426	$17.41566	13,552
01/01/2015 to 12/31/2015	$17.41566	$18.46448	8,688
01/01/2016 to 12/31/2016	$18.46448	$18.34792	15,542
01/01/2017 to 12/31/2017	$18.34792	$24.47971	10,286
01/01/2018 to 12/31/2018	$24.47971	$24.59531	1,023
01/01/2019 to 12/31/2019	$24.59531	$30.51374	171

A-14

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98489	$10.55547	6,008
01/01/2011 to 12/31/2011	$10.55547	$10.16268	2,215
01/01/2012 to 12/31/2012	$10.16268	$11.14947	1,028
01/01/2013 to 12/31/2013	$11.14947	$14.52284	456
01/01/2014 to 12/31/2014	$14.52284	$14.26965	933
01/01/2015 to 12/31/2015	$14.26965	$12.96865	666
01/01/2016 to 12/31/2016	$12.96865	$13.31720	871
01/01/2017 to 12/31/2017	$13.31720	$15.01858	883
01/01/2018 to 12/31/2018	$15.01858	$13.11691	645
01/01/2019 to 12/31/2019	$13.11691	$15.98648	507
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85854	$11.35536	14,109
01/01/2011 to 12/31/2011	$11.35536	$9.34768	6,503
01/01/2012 to 12/31/2012	$9.34768	$9.37032	3,972
01/01/2013 to 12/31/2013	$9.37032	$10.46023	1,733
01/01/2014 to 12/31/2014	$10.46023	$9.27387	2,005
01/01/2015 to 12/31/2015	$9.27387	$7.24476	2,851
01/01/2016 to 12/31/2016	$7.24476	$8.73543	2,067
01/01/2017 to 12/31/2017	$8.73543	$9.32347	2,642
01/01/2018 to 12/31/2018	$9.32347	$7.51672	1,966
01/01/2019 to 12/31/2019	$7.51672	$8.49907	887
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97897	$10.20242	946
01/01/2011 to 12/31/2011	$10.20242	$10.27861	8,726
01/01/2012 to 12/31/2012	$10.27861	$10.46351	901
01/01/2013 to 12/31/2013	$10.46351	$9.74348	262
01/01/2014 to 12/31/2014	$9.74348	$9.47925	193
01/01/2015 to 12/31/2015	$9.47925	$8.74760	120
01/01/2016 to 12/31/2016	$8.74760	$8.83280	84
01/01/2017 to 12/31/2017	$8.83280	$8.72089	88
01/01/2018 to 12/31/2018	$8.72089	$8.60457	77
01/01/2019 to 12/31/2019	$8.60457	$8.45848	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98755	$11.37997	33,871
01/01/2011 to 12/31/2011	$11.37997	$10.63064	11,219
01/01/2012 to 12/31/2012	$10.63064	$12.17806	4,540
01/01/2013 to 12/31/2013	$12.17806	$15.60173	3,319
01/01/2014 to 12/31/2014	$15.60173	$17.35430	3,257
01/01/2015 to 12/31/2015	$17.35430	$15.68053	3,555
01/01/2016 to 12/31/2016	$15.68053	$17.29563	3,353
01/01/2017 to 12/31/2017	$17.29563	$19.83624	3,218
01/01/2018 to 12/31/2018	$19.83624	$16.01672	3,324
01/01/2019 to 12/31/2019	$16.01672	$18.46297	380
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99728	$8.74046	939
01/01/2012 to 12/31/2012	$8.74046	$9.38672	10,512
01/01/2013 to 12/31/2013	$9.38672	$10.94380	1,185
01/01/2014 to 12/31/2014	$10.94380	$11.17089	429
01/01/2015 to 12/31/2015	$11.17089	$10.73944	2,430
01/01/2016 to 12/31/2016	$10.73944	$11.06928	458
01/01/2017 to 12/31/2017	$11.06928	$12.16648	5,829
01/01/2018 to 12/31/2018	$12.16648	$11.18070	1,701
01/01/2019 to 12/31/2019	$11.18070	$13.04077	1,400

A-15

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99728	$10.29052	18,664
01/01/2011 to 12/31/2011	$10.29052	$10.55671	18,479
01/01/2012 to 12/31/2012	$10.55671	$11.01502	9,985
01/01/2013 to 12/31/2013	$11.01502	$10.49795	2,935
01/01/2014 to 12/31/2014	$10.49795	$10.88780	20,708
01/01/2015 to 12/31/2015	$10.88780	$10.66430	14,403
01/01/2016 to 12/31/2016	$10.66430	$10.85003	23,269
01/01/2017 to 12/31/2017	$10.85003	$11.16065	21,211
01/01/2018 to 12/31/2018	$11.16065	$10.55146	16,157
01/01/2019 to 12/31/2019	$10.55146	$11.46436	839
*Denotes the start date of these sub-accounts

A-16

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96822	$10.85224	26,061,580
01/01/2011 to 12/31/2011	$10.85224	$10.42656	42,594,262
01/01/2012 to 12/31/2012	$10.42656	$11.58413	71,538,173
01/01/2013 to 12/31/2013	$11.58413	$12.57392	77,473,527
01/01/2014 to 12/31/2014	$12.57392	$12.88443	72,004,214
01/01/2015 to 12/31/2015	$12.88443	$12.30764	62,207,727
01/01/2016 to 12/31/2016	$12.30764	$12.91762	57,725,182
01/01/2017 to 12/31/2017	$12.91762	$14.35469	56,610,359
01/01/2018 to 12/31/2018	$14.35469	$13.01451	43,954,204
01/01/2019 to 12/31/2019	$13.01451	$14.90762	62,281,306
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97890	$10.95858	23,763,450
01/01/2011 to 12/31/2011	$10.95858	$10.82832	47,458,243
01/01/2012 to 12/31/2012	$10.82832	$12.14616	109,306,110
01/01/2013 to 12/31/2013	$12.14616	$13.97323	135,002,684
01/01/2014 to 12/31/2014	$13.97323	$14.63392	131,151,777
01/01/2015 to 12/31/2015	$14.63392	$14.55973	125,485,848
01/01/2016 to 12/31/2016	$14.55973	$15.39207	119,561,720
01/01/2017 to 12/31/2017	$15.39207	$17.76399	113,864,875
01/01/2018 to 12/31/2018	$17.76399	$16.49985	103,233,199
01/01/2019 to 12/31/2019	$16.49985	$19.84522	112,975,650
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98798	$10.84421	18,706,448
01/01/2011 to 12/31/2011	$10.84421	$10.50892	34,942,290
01/01/2012 to 12/31/2012	$10.50892	$11.43867	76,433,200
01/01/2013 to 12/31/2013	$11.43867	$12.69438	89,549,949
01/01/2014 to 12/31/2014	$12.69438	$13.17323	86,073,847
01/01/2015 to 12/31/2015	$13.17323	$12.98042	85,011,193
01/01/2016 to 12/31/2016	$12.98042	$13.42887	79,570,288
01/01/2017 to 12/31/2017	$13.42887	$15.40633	75,442,567
01/01/2018 to 12/31/2018	$15.40633	$14.00336	66,634,068
01/01/2019 to 12/31/2019	$14.00336	$16.31578	74,317,915
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99892	$10.12611	10,675
01/01/2014 to 12/31/2014	$10.12611	$9.68209	20,029
01/01/2015 to 12/31/2015	$9.68209	$8.07247	43,623
01/01/2016 to 12/31/2016	$8.07247	$9.03281	35,879
01/01/2017 to 12/31/2017	$9.03281	$12.03168	83,249
01/01/2018 to 12/31/2018	$12.03168	$9.62353	64,416
01/01/2019 to 12/31/2019	$9.62353	$11.18967	73,235
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99892	$11.66544	2,574
01/01/2014 to 12/31/2014	$11.66544	$13.03016	31,419
01/01/2015 to 12/31/2015	$13.03016	$13.08281	55,583
01/01/2016 to 12/31/2016	$13.08281	$14.29513	53,947
01/01/2017 to 12/31/2017	$14.29513	$17.23296	55,149
01/01/2018 to 12/31/2018	$17.23296	$15.62430	43,718
01/01/2019 to 12/31/2019	$15.62430	$18.90315	44,068

A-17

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98918	$10.81032	31,826,087
01/01/2011 to 12/31/2011	$10.81032	$10.54027	51,822,696
01/01/2012 to 12/31/2012	$10.54027	$11.70096	95,086,413
01/01/2013 to 12/31/2013	$11.70096	$13.58699	108,004,337
01/01/2014 to 12/31/2014	$13.58699	$14.28492	104,688,818
01/01/2015 to 12/31/2015	$14.28492	$14.16631	100,855,684
01/01/2016 to 12/31/2016	$14.16631	$14.86310	96,376,654
01/01/2017 to 12/31/2017	$14.86310	$16.85707	90,563,635
01/01/2018 to 12/31/2018	$16.85707	$15.81588	82,121,626
01/01/2019 to 12/31/2019	$15.81588	$18.64139	100,626,270
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99892	$9.18873	9,845,067
01/01/2012 to 12/31/2012	$9.18873	$10.14802	32,239,015
01/01/2013 to 12/31/2013	$10.14802	$11.10316	39,947,696
01/01/2014 to 12/31/2014	$11.10316	$11.49527	38,477,637
01/01/2015 to 12/31/2015	$11.49527	$11.00542	36,923,489
01/01/2016 to 12/31/2016	$11.00542	$11.61872	34,789,227
01/01/2017 to 12/31/2017	$11.61872	$12.91431	32,948,296
01/01/2018 to 12/31/2018	$12.91431	$12.07270	29,787,512
01/01/2019 to 12/31/2019	$12.07270	$14.01539	28,041,844
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00835	$10.13563	954,564
01/01/2011 to 12/31/2011	$10.13563	$10.22893	2,292,661
01/01/2012 to 12/31/2012	$10.22893	$10.56974	3,905,299
01/01/2013 to 12/31/2013	$10.56974	$10.20540	3,835,593
01/01/2014 to 12/31/2014	$10.20540	$10.06284	3,284,424
01/01/2015 to 12/31/2015	$10.06284	$9.98020	3,046,628
01/01/2016 to 12/31/2016	$9.98020	$10.01180	3,391,361
01/01/2017 to 12/31/2017	$10.01180	$10.05055	3,390,196
01/01/2018 to 12/31/2018	$10.05055	$9.99295	2,778,142
01/01/2019 to 12/31/2019	$9.99295	$10.31886	4,331,762
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00727	$10.40977	13,733,937
01/01/2011 to 12/31/2011	$10.40977	$10.60112	23,130,649
01/01/2012 to 12/31/2012	$10.60112	$11.43860	41,511,081
01/01/2013 to 12/31/2013	$11.43860	$11.08248	43,635,171
01/01/2014 to 12/31/2014	$11.08248	$11.40123	39,817,544
01/01/2015 to 12/31/2015	$11.40123	$11.01583	35,702,691
01/01/2016 to 12/31/2016	$11.01583	$11.33255	34,218,588
01/01/2017 to 12/31/2017	$11.33255	$11.67344	35,692,962
01/01/2018 to 12/31/2018	$11.67344	$11.44483	30,206,555
01/01/2019 to 12/31/2019	$11.44483	$12.33819	43,810,452
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97809	$10.89145	27,069,366
01/01/2011 to 12/31/2011	$10.89145	$10.48915	37,814,832
01/01/2012 to 12/31/2012	$10.48915	$11.77340	71,673,405
01/01/2013 to 12/31/2013	$11.77340	$14.25584	91,056,416
01/01/2014 to 12/31/2014	$14.25584	$15.05481	93,754,523
01/01/2015 to 12/31/2015	$15.05481	$14.93839	93,090,208
01/01/2016 to 12/31/2016	$14.93839	$15.75247	91,616,029
01/01/2017 to 12/31/2017	$15.75247	$18.32966	89,916,064
01/01/2018 to 12/31/2018	$18.32966	$16.96532	83,653,007
01/01/2019 to 12/31/2019	$16.96532	$20.47010	111,647,690

A-18

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99892	$11.69855	337,855
01/01/2014 to 12/31/2014	$11.69855	$13.11792	882,045
01/01/2015 to 12/31/2015	$13.11792	$12.48497	1,062,825
01/01/2016 to 12/31/2016	$12.48497	$14.15832	1,813,490
01/01/2017 to 12/31/2017	$14.15832	$16.54656	1,898,072
01/01/2018 to 12/31/2018	$16.54656	$15.55216	1,589,177
01/01/2019 to 12/31/2019	$15.55216	$20.11318	2,544,958
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97060	$11.60747	367,927
01/01/2011 to 12/31/2011	$11.60747	$10.87942	646,128
01/01/2012 to 12/31/2012	$10.87942	$13.61620	1,364,624
01/01/2013 to 12/31/2013	$13.61620	$14.02348	1,607,441
01/01/2014 to 12/31/2014	$14.02348	$15.76833	1,502,841
01/01/2015 to 12/31/2015	$15.76833	$15.54934	1,354,710
01/01/2016 to 12/31/2016	$15.54934	$15.48493	1,341,604
01/01/2017 to 12/31/2017	$15.48493	$16.94800	1,334,780
01/01/2018 to 12/31/2018	$16.94800	$15.93869	1,028,416
01/01/2019 to 12/31/2019	$15.93869	$19.68420	1,371,966
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96031	$11.84909	846,857
01/01/2011 to 12/31/2011	$11.84909	$12.46608	1,407,302
01/01/2012 to 12/31/2012	$12.46608	$14.19219	2,945,554
01/01/2013 to 12/31/2013	$14.19219	$14.44656	3,316,891
01/01/2014 to 12/31/2014	$14.44656	$18.66669	3,127,567
01/01/2015 to 12/31/2015	$18.66669	$19.31653	2,993,773
01/01/2016 to 12/31/2016	$19.31653	$19.98386	2,956,092
01/01/2017 to 12/31/2017	$19.98386	$20.95658	2,865,375
01/01/2018 to 12/31/2018	$20.95658	$19.69922	2,258,871
01/01/2019 to 12/31/2019	$19.69922	$25.51258	2,939,786
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97640	$11.07430	15,657,160
01/01/2011 to 12/31/2011	$11.07430	$10.76605	30,056,901
01/01/2012 to 12/31/2012	$10.76605	$11.75601	61,925,756
01/01/2013 to 12/31/2013	$11.75601	$13.31592	71,844,421
01/01/2014 to 12/31/2014	$13.31592	$13.55705	69,080,118
01/01/2015 to 12/31/2015	$13.55705	$13.51341	66,295,023
01/01/2016 to 12/31/2016	$13.51341	$13.90530	63,403,497
01/01/2017 to 12/31/2017	$13.90530	$15.98573	59,903,195
01/01/2018 to 12/31/2018	$15.98573	$14.55487	53,425,378
01/01/2019 to 12/31/2019	$14.55487	$17.23877	60,109,759
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98867	$10.75964	12,766,919
01/01/2011 to 12/31/2011	$10.75964	$10.56611	22,958,371
01/01/2012 to 12/31/2012	$10.56611	$11.48504	41,175,974
01/01/2013 to 12/31/2013	$11.48504	$12.44907	44,585,269
01/01/2014 to 12/31/2014	$12.44907	$12.78375	41,995,467
01/01/2015 to 12/31/2015	$12.78375	$12.50271	37,849,400
01/01/2016 to 12/31/2016	$12.50271	$12.98903	34,961,532
01/01/2017 to 12/31/2017	$12.98903	$14.39532	35,240,065
01/01/2018 to 12/31/2018	$14.39532	$13.20449	28,575,968
01/01/2019 to 12/31/2019	$13.20449	$15.12091	36,653,143

A-19

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96555	$11.55299	1,356,838
01/01/2011 to 12/31/2011	$11.55299	$11.55148	2,116,961
01/01/2012 to 12/31/2012	$11.55148	$13.18999	3,931,041
01/01/2013 to 12/31/2013	$13.18999	$18.07134	4,197,555
01/01/2014 to 12/31/2014	$18.07134	$19.12024	4,256,557
01/01/2015 to 12/31/2015	$19.12024	$17.83491	3,929,367
01/01/2016 to 12/31/2016	$17.83491	$21.88329	3,658,580
01/01/2017 to 12/31/2017	$21.88329	$24.23206	3,628,683
01/01/2018 to 12/31/2018	$24.23206	$20.55190	3,061,801
01/01/2019 to 12/31/2019	$20.55190	$24.87644	4,450,328
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99893	$9.89691	1,375,388
01/01/2011 to 12/31/2011	$9.89691	$9.77005	4,326,809
01/01/2012 to 12/31/2012	$9.77005	$9.64353	4,676,589
01/01/2013 to 12/31/2013	$9.64353	$9.51854	4,207,604
01/01/2014 to 12/31/2014	$9.51854	$9.39464	3,624,760
01/01/2015 to 12/31/2015	$9.39464	$9.27261	4,718,023
01/01/2016 to 12/31/2016	$9.27261	$9.15228	4,638,929
01/01/2017 to 12/31/2017	$9.15228	$9.06428	4,652,636
01/01/2018 to 12/31/2018	$9.06428	$9.06211	4,532,734
01/01/2019 to 12/31/2019	$9.06211	$9.09555	5,843,979
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98490	$10.82146	792,445
01/01/2011 to 12/31/2011	$10.82146	$11.01977	1,710,687
01/01/2012 to 12/31/2012	$11.01977	$12.38543	3,907,154
01/01/2013 to 12/31/2013	$12.38543	$13.10213	3,814,984
01/01/2014 to 12/31/2014	$13.10213	$13.26266	3,598,293
01/01/2015 to 12/31/2015	$13.26266	$12.62368	3,169,706
01/01/2016 to 12/31/2016	$12.62368	$14.37813	3,116,162
01/01/2017 to 12/31/2017	$14.37813	$15.25193	2,915,558
01/01/2018 to 12/31/2018	$15.25193	$14.75366	2,405,538
01/01/2019 to 12/31/2019	$14.75366	$16.78977	3,243,762
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99091	$10.67679	376,410
01/01/2011 to 12/31/2011	$10.67679	$10.09724	542,453
01/01/2012 to 12/31/2012	$10.09724	$11.64872	913,594
01/01/2013 to 12/31/2013	$11.64872	$16.08032	1,399,306
01/01/2014 to 12/31/2014	$16.08032	$18.05291	1,852,753
01/01/2015 to 12/31/2015	$18.05291	$16.42198	1,835,667
01/01/2016 to 12/31/2016	$16.42198	$19.43222	1,875,204
01/01/2017 to 12/31/2017	$19.43222	$22.86130	2,088,577
01/01/2018 to 12/31/2018	$22.86130	$19.36949	2,012,145
01/01/2019 to 12/31/2019	$19.36949	$24.76188	2,931,329
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92975	$11.31839	490,015
01/01/2011 to 12/31/2011	$11.31839	$9.72769	771,375
01/01/2012 to 12/31/2012	$9.72769	$11.55656	1,325,316
01/01/2013 to 12/31/2013	$11.55656	$13.57997	1,536,699
01/01/2014 to 12/31/2014	$13.57997	$12.66291	1,532,376
01/01/2015 to 12/31/2015	$12.66291	$12.89176	1,643,743
01/01/2016 to 12/31/2016	$12.89176	$12.24381	1,590,312
01/01/2017 to 12/31/2017	$12.24381	$16.36626	1,952,066
01/01/2018 to 12/31/2018	$16.36626	$13.99914	1,920,210
01/01/2019 to 12/31/2019	$13.99914	$18.25409	2,728,247

A-20

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92962	$10.85463	553,463
01/01/2011 to 12/31/2011	$10.85463	$9.36922	921,394
01/01/2012 to 12/31/2012	$9.36922	$10.78951	1,612,819
01/01/2013 to 12/31/2013	$10.78951	$12.72239	1,787,522
01/01/2014 to 12/31/2014	$12.72239	$11.71529	1,964,990
01/01/2015 to 12/31/2015	$11.71529	$11.65752	1,944,692
01/01/2016 to 12/31/2016	$11.65752	$11.57308	2,056,859
01/01/2017 to 12/31/2017	$11.57308	$14.02897	2,167,866
01/01/2018 to 12/31/2018	$14.02897	$11.61149	1,920,246
01/01/2019 to 12/31/2019	$11.61149	$13.75529	2,779,012
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00716	$10.65798	10,192
01/01/2011 to 12/31/2011	$10.65798	$11.82865	157,599,837
01/01/2012 to 12/31/2012	$11.82865	$12.77233	52,336,429
01/01/2013 to 12/31/2013	$12.77233	$12.20515	5,003,778
01/01/2014 to 12/31/2014	$12.20515	$12.85709	5,538,543
01/01/2015 to 12/31/2015	$12.85709	$12.83878	29,285,670
01/01/2016 to 12/31/2016	$12.83878	$13.20503	27,863,833
01/01/2017 to 12/31/2017	$13.20503	$13.59580	8,382,678
01/01/2018 to 12/31/2018	$13.59580	$13.38227	52,269,083
01/01/2019 to 12/31/2019	$13.38227	$14.69167	31,065,348
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97716	$10.93142	10,881,087
01/01/2011 to 12/31/2011	$10.93142	$10.72799	19,401,400
01/01/2012 to 12/31/2012	$10.72799	$12.02671	41,033,414
01/01/2013 to 12/31/2013	$12.02671	$13.80307	49,271,077
01/01/2014 to 12/31/2014	$13.80307	$14.49073	47,403,224
01/01/2015 to 12/31/2015	$14.49073	$14.15256	45,190,211
01/01/2016 to 12/31/2016	$14.15256	$14.69775	42,635,427
01/01/2017 to 12/31/2017	$14.69775	$16.96691	41,060,375
01/01/2018 to 12/31/2018	$16.96691	$15.51079	37,101,040
01/01/2019 to 12/31/2019	$15.51079	$18.28375	42,903,481
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92228	$10.61546	1,262,302
01/01/2011 to 12/31/2011	$10.61546	$9.51892	1,916,869
01/01/2012 to 12/31/2012	$9.51892	$11.45344	3,407,661
01/01/2013 to 12/31/2013	$11.45344	$13.04109	3,911,087
01/01/2014 to 12/31/2014	$13.04109	$12.05224	4,282,724
01/01/2015 to 12/31/2015	$12.05224	$11.56310	4,315,389
01/01/2016 to 12/31/2016	$11.56310	$11.63353	4,112,031
01/01/2017 to 12/31/2017	$11.63353	$14.88519	4,492,002
01/01/2018 to 12/31/2018	$14.88519	$12.12438	4,111,393
01/01/2019 to 12/31/2019	$12.12438	$15.22443	5,645,454
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.64561	8,413,230
01/01/2011 to 12/31/2011	$10.64561	$10.53196	15,572,403
01/01/2012 to 12/31/2012	$10.53196	$11.50931	31,860,933
01/01/2013 to 12/31/2013	$11.50931	$12.61294	36,354,440
01/01/2014 to 12/31/2014	$12.61294	$13.12731	34,342,863
01/01/2015 to 12/31/2015	$13.12731	$12.93297	31,865,101
01/01/2016 to 12/31/2016	$12.93297	$13.25501	30,176,659
01/01/2017 to 12/31/2017	$13.25501	$14.67172	28,233,514
01/01/2018 to 12/31/2018	$14.67172	$13.73759	24,560,623
01/01/2019 to 12/31/2019	$13.73759	$15.53975	29,426,847

A-21

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97178	$10.83550	346,402
01/01/2011 to 12/31/2011	$10.83550	$10.76565	797,535
01/01/2012 to 12/31/2012	$10.76565	$12.23930	1,808,115
01/01/2013 to 12/31/2013	$12.23930	$16.48876	1,829,077
01/01/2014 to 12/31/2014	$16.48876	$17.82120	1,956,031
01/01/2015 to 12/31/2015	$17.82120	$19.46008	2,224,526
01/01/2016 to 12/31/2016	$19.46008	$18.92630	2,094,769
01/01/2017 to 12/31/2017	$18.92630	$25.37413	1,998,463
01/01/2018 to 12/31/2018	$25.37413	$24.63897	1,823,287
01/01/2019 to 12/31/2019	$24.63897	$32.24720	2,455,141
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99892	$9.94571	0
01/01/2015 to 12/31/2015	$9.94571	$9.72775	2,665
01/01/2016 to 12/31/2016	$9.72775	$10.45780	4,734
01/01/2017 to 12/31/2017	$10.45780	$11.82978	27,022
01/01/2018 to 12/31/2018	$11.82978	$10.95483	24,384
01/01/2019 to 12/31/2019	$10.95483	$12.78592	24,440
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99303	$11.36749	1,061,189
01/01/2011 to 12/31/2011	$11.36749	$11.11743	1,812,224
01/01/2012 to 12/31/2012	$11.11743	$12.31871	3,120,192
01/01/2013 to 12/31/2013	$12.31871	$16.61002	3,127,655
01/01/2014 to 12/31/2014	$16.61002	$18.13007	4,698,405
01/01/2015 to 12/31/2015	$18.13007	$19.69664	4,217,655
01/01/2016 to 12/31/2016	$19.69664	$20.52521	4,339,258
01/01/2017 to 12/31/2017	$20.52521	$26.94244	3,894,413
01/01/2018 to 12/31/2018	$26.94244	$25.87563	3,059,055
01/01/2019 to 12/31/2019	$25.87563	$33.61743	3,902,398
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98806	$10.95462	1,285,703
01/01/2011 to 12/31/2011	$10.95462	$10.47366	2,094,896
01/01/2012 to 12/31/2012	$10.47366	$12.72311	3,834,508
01/01/2013 to 12/31/2013	$12.72311	$16.02802	4,423,523
01/01/2014 to 12/31/2014	$16.02802	$16.39392	4,727,245
01/01/2015 to 12/31/2015	$16.39392	$15.94369	4,738,020
01/01/2016 to 12/31/2016	$15.94369	$16.85607	4,763,295
01/01/2017 to 12/31/2017	$16.85607	$20.60381	4,748,493
01/01/2018 to 12/31/2018	$20.60381	$18.39193	4,110,258
01/01/2019 to 12/31/2019	$18.39193	$23.59101	5,561,323
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99893	$10.34858	5,633,961
01/01/2013 to 12/31/2013	$10.34858	$12.14602	8,580,223
01/01/2014 to 12/31/2014	$12.14602	$12.60409	8,561,196
01/01/2015 to 12/31/2015	$12.60409	$12.28577	8,320,159
01/01/2016 to 12/31/2016	$12.28577	$12.65041	7,778,604
01/01/2017 to 12/31/2017	$12.65041	$14.54570	7,618,424
01/01/2018 to 12/31/2018	$14.54570	$13.16770	6,977,733
01/01/2019 to 12/31/2019	$13.16770	$15.95489	7,936,846

A-22

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.93006	301,992
01/01/2011 to 12/31/2011	$10.93006	$10.72407	498,962
01/01/2012 to 12/31/2012	$10.72407	$12.39282	919,859
01/01/2013 to 12/31/2013	$12.39282	$16.72156	1,111,962
01/01/2014 to 12/31/2014	$16.72156	$17.94181	1,136,003
01/01/2015 to 12/31/2015	$17.94181	$18.98862	1,126,642
01/01/2016 to 12/31/2016	$18.98862	$19.10047	1,187,232
01/01/2017 to 12/31/2017	$19.10047	$24.64204	1,220,558
01/01/2018 to 12/31/2018	$24.64204	$24.84283	1,215,334
01/01/2019 to 12/31/2019	$24.84283	$33.78329	1,786,330
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99893	$10.21028	31,266
01/01/2013 to 12/31/2013	$10.21028	$13.55475	273,167
01/01/2014 to 12/31/2014	$13.55475	$14.74552	465,480
01/01/2015 to 12/31/2015	$14.74552	$14.44861	684,392
01/01/2016 to 12/31/2016	$14.44861	$16.17865	1,576,534
01/01/2017 to 12/31/2017	$16.17865	$18.73770	1,934,539
01/01/2018 to 12/31/2018	$18.73770	$16.61574	1,776,797
01/01/2019 to 12/31/2019	$16.61574	$21.21263	2,815,198
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02025	$11.47753	1,040,702
01/01/2011 to 12/31/2011	$11.47753	$10.99121	1,561,424
01/01/2012 to 12/31/2012	$10.99121	$12.97601	3,150,800
01/01/2013 to 12/31/2013	$12.97601	$16.93019	3,445,624
01/01/2014 to 12/31/2014	$16.93019	$18.63631	3,345,412
01/01/2015 to 12/31/2015	$18.63631	$17.34822	6,665,215
01/01/2016 to 12/31/2016	$17.34822	$17.40477	6,275,353
01/01/2017 to 12/31/2017	$17.40477	$21.83303	6,022,901
01/01/2018 to 12/31/2018	$21.83303	$20.61058	5,275,594
01/01/2019 to 12/31/2019	$20.61058	$26.47705	6,877,429
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99148	$11.29548	892,994
01/01/2011 to 12/31/2011	$11.29548	$10.87188	1,477,755
01/01/2012 to 12/31/2012	$10.87188	$12.56833	2,700,776
01/01/2013 to 12/31/2013	$12.56833	$17.61601	3,282,523
01/01/2014 to 12/31/2014	$17.61601	$19.86467	3,370,772
01/01/2015 to 12/31/2015	$19.86467	$18.50123	3,407,101
01/01/2016 to 12/31/2016	$18.50123	$21.59009	3,542,064
01/01/2017 to 12/31/2017	$21.59009	$24.24853	3,519,996
01/01/2018 to 12/31/2018	$24.24853	$19.99644	2,955,116
01/01/2019 to 12/31/2019	$19.99644	$23.88416	4,473,913
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93940	$11.73867	1,846,677
01/01/2011 to 12/31/2011	$11.73867	$9.23763	3,023,669
01/01/2012 to 12/31/2012	$9.23763	$10.75214	5,293,609
01/01/2013 to 12/31/2013	$10.75214	$10.63612	6,002,369
01/01/2014 to 12/31/2014	$10.63612	$10.00622	5,942,158
01/01/2015 to 12/31/2015	$10.00622	$8.22421	5,760,840
01/01/2016 to 12/31/2016	$8.22421	$9.12099	5,529,751
01/01/2017 to 12/31/2017	$9.12099	$11.37732	6,108,913
01/01/2018 to 12/31/2018	$11.37732	$9.65141	5,317,470
01/01/2019 to 12/31/2019	$9.65141	$10.79757	8,271,307

A-23

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98989	$10.65463	19,632,210
01/01/2011 to 12/31/2011	$10.65463	$10.62112	38,352,053
01/01/2012 to 12/31/2012	$10.62112	$11.57039	76,760,100
01/01/2013 to 12/31/2013	$11.57039	$12.47194	84,138,208
01/01/2014 to 12/31/2014	$12.47194	$13.02073	78,752,875
01/01/2015 to 12/31/2015	$13.02073	$12.86986	74,275,430
01/01/2016 to 12/31/2016	$12.86986	$13.40474	70,837,040
01/01/2017 to 12/31/2017	$13.40474	$14.57126	68,584,253
01/01/2018 to 12/31/2018	$14.57126	$13.97244	61,020,539
01/01/2019 to 12/31/2019	$13.97244	$15.82362	74,471,209
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01884	$10.07683	225,014
01/01/2012 to 12/31/2012	$10.07683	$10.65287	1,971,643
01/01/2013 to 12/31/2013	$10.65287	$10.27127	2,034,980
01/01/2014 to 12/31/2014	$10.27127	$10.75219	2,546,543
01/01/2015 to 12/31/2015	$10.75219	$10.58400	3,045,721
01/01/2016 to 12/31/2016	$10.58400	$10.88655	3,633,263
01/01/2017 to 12/31/2017	$10.88655	$11.35471	4,332,139
01/01/2018 to 12/31/2018	$11.35471	$11.11519	4,524,762
01/01/2019 to 12/31/2019	$11.11519	$12.04077	6,727,844
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96392	$11.57100	16,326,236
01/01/2011 to 12/31/2011	$11.57100	$10.71112	27,779,420
01/01/2012 to 12/31/2012	$10.71112	$11.93776	61,916,682
01/01/2013 to 12/31/2013	$11.93776	$13.78859	75,826,374
01/01/2014 to 12/31/2014	$13.78859	$14.86104	75,102,702
01/01/2015 to 12/31/2015	$14.86104	$14.57797	131,503,415
01/01/2016 to 12/31/2016	$14.57797	$15.84120	126,150,523
01/01/2017 to 12/31/2017	$15.84120	$18.15252	212,927,149
01/01/2018 to 12/31/2018	$18.15252	$16.55449	185,011,532
01/01/2019 to 12/31/2019	$16.55449	$19.47290	234,185,950
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99892	$11.70512	4,515
01/01/2014 to 12/31/2014	$11.70512	$13.31379	38,581
01/01/2015 to 12/31/2015	$13.31379	$13.34352	70,520
01/01/2016 to 12/31/2016	$13.34352	$14.60020	61,357
01/01/2017 to 12/31/2017	$14.60020	$17.49643	47,082
01/01/2018 to 12/31/2018	$17.49643	$16.03284	49,946
01/01/2019 to 12/31/2019	$16.03284	$19.81036	30,072
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.95026	270,360
01/01/2011 to 12/31/2011	$10.95026	$11.18180	522,206
01/01/2012 to 12/31/2012	$11.18180	$13.11164	1,275,386
01/01/2013 to 12/31/2013	$13.11164	$17.13775	1,420,819
01/01/2014 to 12/31/2014	$17.13775	$19.82656	2,225,663
01/01/2015 to 12/31/2015	$19.82656	$20.17140	2,211,945
01/01/2016 to 12/31/2016	$20.17140	$22.86543	2,253,436
01/01/2017 to 12/31/2017	$22.86543	$27.59065	2,267,956
01/01/2018 to 12/31/2018	$27.59065	$24.99267	1,943,986
01/01/2019 to 12/31/2019	$24.99267	$30.70289	2,570,194

A-24

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99892	$8.92125	1,754,314
01/01/2012 to 12/31/2012	$8.92125	$9.96370	4,023,163
01/01/2013 to 12/31/2013	$9.96370	$12.03673	5,764,125
01/01/2014 to 12/31/2014	$12.03673	$12.65262	6,283,362
01/01/2015 to 12/31/2015	$12.65262	$12.50693	6,732,968
01/01/2016 to 12/31/2016	$12.50693	$13.12509	6,862,491
01/01/2017 to 12/31/2017	$13.12509	$15.31131	6,893,160
01/01/2018 to 12/31/2018	$15.31131	$14.12473	5,844,607
01/01/2019 to 12/31/2019	$14.12473	$16.89730	6,038,757
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97226	$12.22363	439,021
01/01/2011 to 12/31/2011	$12.22363	$10.48304	1,124,729
01/01/2012 to 12/31/2012	$10.48304	$12.42355	2,127,538
01/01/2013 to 12/31/2013	$12.42355	$17.26646	2,102,106
01/01/2014 to 12/31/2014	$17.26646	$17.88395	2,197,817
01/01/2015 to 12/31/2015	$17.88395	$17.88711	1,993,846
01/01/2016 to 12/31/2016	$17.88711	$19.01429	1,806,533
01/01/2017 to 12/31/2017	$19.01429	$23.96456	1,807,415
01/01/2018 to 12/31/2018	$23.96456	$21.08659	1,603,062
01/01/2019 to 12/31/2019	$21.08659	$28.40537	2,195,571
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96131	$12.68615	507,467
01/01/2011 to 12/31/2011	$12.68615	$12.39878	1,173,374
01/01/2012 to 12/31/2012	$12.39878	$13.72749	2,036,602
01/01/2013 to 12/31/2013	$13.72749	$18.31474	2,375,484
01/01/2014 to 12/31/2014	$18.31474	$18.76702	2,285,222
01/01/2015 to 12/31/2015	$18.76702	$18.66860	2,308,210
01/01/2016 to 12/31/2016	$18.66860	$20.65158	2,036,940
01/01/2017 to 12/31/2017	$20.65158	$25.25871	2,096,246
01/01/2018 to 12/31/2018	$25.25871	$22.83360	1,984,798
01/01/2019 to 12/31/2019	$22.83360	$29.32496	2,822,413
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96474	$11.52948	303,510
01/01/2011 to 12/31/2011	$11.52948	$10.69970	674,683
01/01/2012 to 12/31/2012	$10.69970	$12.47826	1,137,605
01/01/2013 to 12/31/2013	$12.47826	$16.92247	1,401,395
01/01/2014 to 12/31/2014	$16.92247	$17.58238	1,309,433
01/01/2015 to 12/31/2015	$17.58238	$16.60583	1,172,046
01/01/2016 to 12/31/2016	$16.60583	$21.17695	1,416,829
01/01/2017 to 12/31/2017	$21.17695	$22.43803	1,430,104
01/01/2018 to 12/31/2018	$22.43803	$18.36352	1,196,711
01/01/2019 to 12/31/2019	$18.36352	$22.10853	1,671,513
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99262	$10.75123	31,800,974
01/01/2011 to 12/31/2011	$10.75123	$10.82213	63,513,321
01/01/2012 to 12/31/2012	$10.82213	$12.12288	145,939,065
01/01/2013 to 12/31/2013	$12.12288	$13.97954	178,940,013
01/01/2014 to 12/31/2014	$13.97954	$14.60907	174,069,787
01/01/2015 to 12/31/2015	$14.60907	$14.42529	213,526,209
01/01/2016 to 12/31/2016	$14.42529	$15.31223	204,906,629
01/01/2017 to 12/31/2017	$15.31223	$17.44229	194,859,272
01/01/2018 to 12/31/2018	$17.44229	$16.29732	177,493,199
01/01/2019 to 12/31/2019	$16.29732	$19.43835	195,448,379

A-25

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99892	$10.54562	30,745
01/01/2015 to 12/31/2015	$10.54562	$10.56463	64,218
01/01/2016 to 12/31/2016	$10.56463	$10.99577	50,329
01/01/2017 to 12/31/2017	$10.99577	$13.06767	110,103
01/01/2018 to 12/31/2018	$13.06767	$11.91193	88,704
01/01/2019 to 12/31/2019	$11.91193	$14.66408	87,339
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97150	$11.19772	1,785,458
01/01/2011 to 12/31/2011	$11.19772	$10.86500	2,911,305
01/01/2012 to 12/31/2012	$10.86500	$12.60921	6,187,873
01/01/2013 to 12/31/2013	$12.60921	$17.92452	6,764,866
01/01/2014 to 12/31/2014	$17.92452	$19.16797	6,933,113
01/01/2015 to 12/31/2015	$19.16797	$20.73190	6,968,679
01/01/2016 to 12/31/2016	$20.73190	$21.01510	6,825,446
01/01/2017 to 12/31/2017	$21.01510	$28.60108	6,886,422
01/01/2018 to 12/31/2018	$28.60108	$29.31875	6,194,844
01/01/2019 to 12/31/2019	$29.31875	$37.10678	8,456,828
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98653	$10.72651	198,561
01/01/2011 to 12/31/2011	$10.72651	$10.53507	1,075,827
01/01/2012 to 12/31/2012	$10.53507	$11.79151	2,609,217
01/01/2013 to 12/31/2013	$11.79151	$15.66850	2,689,434
01/01/2014 to 12/31/2014	$15.66850	$15.70586	2,558,144
01/01/2015 to 12/31/2015	$15.70586	$14.56174	2,336,205
01/01/2016 to 12/31/2016	$14.56174	$15.25369	2,259,507
01/01/2017 to 12/31/2017	$15.25369	$17.54800	2,188,665
01/01/2018 to 12/31/2018	$17.54800	$15.63700	2,111,420
01/01/2019 to 12/31/2019	$15.63700	$19.44191	10,442,079
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.86018	$11.53931	1,994,769
01/01/2011 to 12/31/2011	$11.53931	$9.69046	3,623,775
01/01/2012 to 12/31/2012	$9.69046	$9.91022	6,609,370
01/01/2013 to 12/31/2013	$9.91022	$11.28586	6,644,160
01/01/2014 to 12/31/2014	$11.28586	$10.20778	6,586,862
01/01/2015 to 12/31/2015	$10.20778	$8.13532	6,511,734
01/01/2016 to 12/31/2016	$8.13532	$10.00630	6,532,771
01/01/2017 to 12/31/2017	$10.00630	$10.89442	6,402,442
01/01/2018 to 12/31/2018	$10.89442	$8.96148	4,853,847
01/01/2019 to 12/31/2019	$8.96148	$10.33681	7,489,596
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98061	$10.36769	967,701
01/01/2011 to 12/31/2011	$10.36769	$10.65495	1,829,798
01/01/2012 to 12/31/2012	$10.65495	$11.06588	3,282,045
01/01/2013 to 12/31/2013	$11.06588	$10.51202	3,351,764
01/01/2014 to 12/31/2014	$10.51202	$10.43316	3,259,560
01/01/2015 to 12/31/2015	$10.43316	$9.82209	3,047,757
01/01/2016 to 12/31/2016	$9.82209	$10.11715	2,860,515
01/01/2017 to 12/31/2017	$10.11715	$10.18971	2,911,227
01/01/2018 to 12/31/2018	$10.18971	$10.25758	2,403,434
01/01/2019 to 12/31/2019	$10.25758	$10.28660	3,688,047

A-26

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98919	$11.56425	396,950
01/01/2011 to 12/31/2011	$11.56425	$11.02019	757,319
01/01/2012 to 12/31/2012	$11.02019	$12.87930	1,350,942
01/01/2013 to 12/31/2013	$12.87930	$16.83252	1,500,566
01/01/2014 to 12/31/2014	$16.83252	$19.10071	1,498,281
01/01/2015 to 12/31/2015	$19.10071	$17.60657	1,404,131
01/01/2016 to 12/31/2016	$17.60657	$19.81025	1,247,382
01/01/2017 to 12/31/2017	$19.81025	$23.17660	1,213,510
01/01/2018 to 12/31/2018	$23.17660	$19.09354	1,046,438
01/01/2019 to 12/31/2019	$19.09354	$22.45333	1,485,689
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99892	$8.85848	4,979,895
01/01/2012 to 12/31/2012	$8.85848	$9.70561	18,698,706
01/01/2013 to 12/31/2013	$9.70561	$11.54352	28,572,256
01/01/2014 to 12/31/2014	$11.54352	$12.02061	29,632,288
01/01/2015 to 12/31/2015	$12.02061	$11.78924	28,202,886
01/01/2016 to 12/31/2016	$11.78924	$12.39552	26,763,357
01/01/2017 to 12/31/2017	$12.39552	$13.89783	25,576,513
01/01/2018 to 12/31/2018	$13.89783	$13.03078	23,100,033
01/01/2019 to 12/31/2019	$13.03078	$15.50494	23,989,924
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.45725	2,449,201
01/01/2011 to 12/31/2011	$10.45725	$10.94324	4,779,811
01/01/2012 to 12/31/2012	$10.94324	$11.64904	8,298,215
01/01/2013 to 12/31/2013	$11.64904	$11.32595	8,829,497
01/01/2014 to 12/31/2014	$11.32595	$11.98316	10,550,657
01/01/2015 to 12/31/2015	$11.98316	$11.97368	10,990,475
01/01/2016 to 12/31/2016	$11.97368	$12.42690	12,067,436
01/01/2017 to 12/31/2017	$12.42690	$13.03934	14,020,937
01/01/2018 to 12/31/2018	$13.03934	$12.57749	19,894,686
01/01/2019 to 12/31/2019	$12.57749	$13.94101	27,775,052
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99893	$10.39933	23,551
01/01/2013 to 12/31/2013	$10.39933	$9.42915	58,232
01/01/2014 to 12/31/2014	$9.42915	$9.43260	51,091
01/01/2015 to 12/31/2015	$9.43260	$9.02303	55,247
01/01/2016 to 12/31/2016	$9.02303	$9.85061	51,701
01/01/2017 to 12/31/2017	$9.85061	$10.62723	74,448
01/01/2018 to 12/31/2018	$10.62723	$9.78901	26,795
01/01/2019 to 12/31/2019	$9.78901	$11.09660	37,241
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	$9.90769	$8.82880	60,469
01/01/2019 to 12/31/2019	$8.82880	$10.66757	79,495
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	$9.91839	$9.41927	107,322
01/01/2019 to 12/31/2019	$9.41927	$12.18573	194,411
*Denotes the start date of these sub-accounts

A-27

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II (2.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96704	$10.72802	170,769
01/01/2011 to 12/31/2011	$10.72802	$10.16130	80,163
01/01/2012 to 12/31/2012	$10.16130	$11.12891	71,250
01/01/2013 to 12/31/2013	$11.12891	$11.90837	48,443
01/01/2014 to 12/31/2014	$11.90837	$12.02921	36,354
01/01/2015 to 12/31/2015	$12.02921	$11.32759	15,050
01/01/2016 to 12/31/2016	$11.32759	$11.72082	12,197
01/01/2017 to 12/31/2017	$11.72082	$12.84061	14,269
01/01/2018 to 12/31/2018	$12.84061	$11.47569	6,083
01/01/2019 to 12/31/2019	$11.47569	$12.95856	10,980
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97773	$10.83318	196,565
01/01/2011 to 12/31/2011	$10.83318	$10.55300	97,519
01/01/2012 to 12/31/2012	$10.55300	$11.66908	83,040
01/01/2013 to 12/31/2013	$11.66908	$13.23395	76,665
01/01/2014 to 12/31/2014	$13.23395	$13.66311	79,086
01/01/2015 to 12/31/2015	$13.66311	$13.40099	53,358
01/01/2016 to 12/31/2016	$13.40099	$13.96682	39,533
01/01/2017 to 12/31/2017	$13.96682	$15.89119	47,164
01/01/2018 to 12/31/2018	$15.89119	$14.54977	24,790
01/01/2019 to 12/31/2019	$14.54977	$17.25161	45,593
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98681	$10.72024	140,238
01/01/2011 to 12/31/2011	$10.72024	$10.24187	51,420
01/01/2012 to 12/31/2012	$10.24187	$10.98948	39,344
01/01/2013 to 12/31/2013	$10.98948	$12.02286	23,665
01/01/2014 to 12/31/2014	$12.02286	$12.29951	28,813
01/01/2015 to 12/31/2015	$12.29951	$11.94756	21,667
01/01/2016 to 12/31/2016	$11.94756	$12.18547	14,403
01/01/2017 to 12/31/2017	$12.18547	$13.78216	17,940
01/01/2018 to 12/31/2018	$13.78216	$12.34837	7,697
01/01/2019 to 12/31/2019	$12.34837	$14.18349	15,619
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98800	$10.68666	209,022
01/01/2011 to 12/31/2011	$10.68666	$10.27226	133,796
01/01/2012 to 12/31/2012	$10.27226	$11.24135	109,294
01/01/2013 to 12/31/2013	$11.24135	$12.86823	82,660
01/01/2014 to 12/31/2014	$12.86823	$13.33735	79,827
01/01/2015 to 12/31/2015	$13.33735	$13.03902	48,953
01/01/2016 to 12/31/2016	$13.03902	$13.48695	38,533
01/01/2017 to 12/31/2017	$13.48695	$15.08000	41,955
01/01/2018 to 12/31/2018	$15.08000	$13.94672	20,234
01/01/2019 to 12/31/2019	$13.94672	$16.20528	29,665

A-28

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99775	$9.10110	939
01/01/2012 to 12/31/2012	$9.10110	$9.90840	732
01/01/2013 to 12/31/2013	$9.90840	$10.68726	14,176
01/01/2014 to 12/31/2014	$10.68726	$10.90769	7,846
01/01/2015 to 12/31/2015	$10.90769	$10.29469	3,465
01/01/2016 to 12/31/2016	$10.29469	$10.71466	3,772
01/01/2017 to 12/31/2017	$10.71466	$11.74110	2,649
01/01/2018 to 12/31/2018	$11.74110	$10.81937	828
01/01/2019 to 12/31/2019	$10.81937	$12.38231	5,055
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00718	$10.01971	1,873
01/01/2011 to 12/31/2011	$10.01971	$9.96892	1,154
01/01/2012 to 12/31/2012	$9.96892	$10.15469	744
01/01/2013 to 12/31/2013	$10.15469	$9.66568	189
01/01/2014 to 12/31/2014	$9.66568	$9.39565	216
01/01/2015 to 12/31/2015	$9.39565	$9.18614	417
01/01/2016 to 12/31/2016	$9.18614	$9.08486	75
01/01/2017 to 12/31/2017	$9.08486	$8.99102	226
01/01/2018 to 12/31/2018	$8.99102	$8.81224	78
01/01/2019 to 12/31/2019	$8.81224	$8.97058	4,260
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00610	$10.29072	186,153
01/01/2011 to 12/31/2011	$10.29072	$10.33172	105,236
01/01/2012 to 12/31/2012	$10.33172	$10.98946	85,338
01/01/2013 to 12/31/2013	$10.98946	$10.49630	36,550
01/01/2014 to 12/31/2014	$10.49630	$10.64502	43,802
01/01/2015 to 12/31/2015	$10.64502	$10.13924	41,608
01/01/2016 to 12/31/2016	$10.13924	$10.28333	30,236
01/01/2017 to 12/31/2017	$10.28333	$10.44282	40,159
01/01/2018 to 12/31/2018	$10.44282	$10.09228	24,573
01/01/2019 to 12/31/2019	$10.09228	$10.72575	26,978
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99775	$10.56667	0
01/01/2011 to 12/31/2011	$10.56667	$11.92426	0
01/01/2012 to 12/31/2012	$11.92426	$12.28151	80,360
01/01/2013 to 12/31/2013	$12.28151	$11.37247	118,755
01/01/2014 to 12/31/2014	$11.37247	$11.53734	117,812
01/01/2015 to 12/31/2015	$11.53734	$11.34608	116,963
01/01/2016 to 12/31/2016	$11.34608	$11.20016	117,431
01/01/2017 to 12/31/2017	$11.20016	$10.98125	107,091
01/01/2018 to 12/31/2018	$10.98125	$10.74337	478,870
01/01/2019 to 12/31/2019	$10.74337	$10.59931	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00857	$10.59733	0
01/01/2011 to 12/31/2011	$10.59733	$12.23769	59
01/01/2012 to 12/31/2012	$12.23769	$12.65914	0
01/01/2013 to 12/31/2013	$12.65914	$11.51481	77,987
01/01/2014 to 12/31/2014	$11.51481	$11.89403	66,596
01/01/2015 to 12/31/2015	$11.89403	$11.74954	76,394
01/01/2016 to 12/31/2016	$11.74954	$11.65672	66,047
01/01/2017 to 12/31/2017	$11.65672	$11.44323	37,123
01/01/2018 to 12/31/2018	$11.44323	$11.16521	54,085
01/01/2019 to 12/31/2019	$11.16521	$11.24391	481,606

A-29

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00751	$10.69820	0
01/01/2011 to 12/31/2011	$10.69820	$12.52320	368,195
01/01/2012 to 12/31/2012	$12.52320	$13.01240	393,962
01/01/2013 to 12/31/2013	$13.01240	$11.77459	234,197
01/01/2014 to 12/31/2014	$11.77459	$12.33666	266,546
01/01/2015 to 12/31/2015	$12.33666	$12.21762	274,635
01/01/2016 to 12/31/2016	$12.21762	$12.13025	272,765
01/01/2017 to 12/31/2017	$12.13025	$11.99013	193,234
01/01/2018 to 12/31/2018	$11.99013	$11.67253	190,440
01/01/2019 to 12/31/2019	$11.67253	$11.93305	596,810
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99775	$11.91076	58,451
01/01/2012 to 12/31/2012	$11.91076	$12.26620	96,824
01/01/2013 to 12/31/2013	$12.26620	$10.77189	74,429
01/01/2014 to 12/31/2014	$10.77189	$11.56789	70,516
01/01/2015 to 12/31/2015	$11.56789	$11.49155	82,762
01/01/2016 to 12/31/2016	$11.49155	$11.38620	93,781
01/01/2017 to 12/31/2017	$11.38620	$11.25340	70,147
01/01/2018 to 12/31/2018	$11.25340	$10.93182	53,749
01/01/2019 to 12/31/2019	$10.93182	$11.26334	40,443
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99701	$10.30344	5,022
01/01/2013 to 12/31/2013	$10.30344	$9.00269	367,104
01/01/2014 to 12/31/2014	$9.00269	$9.86507	188,268
01/01/2015 to 12/31/2015	$9.86507	$9.85866	21,882
01/01/2016 to 12/31/2016	$9.85866	$9.77641	1,358
01/01/2017 to 12/31/2017	$9.77641	$9.67449	1,408
01/01/2018 to 12/31/2018	$9.67449	$9.38701	1,045
01/01/2019 to 12/31/2019	$9.38701	$9.72805	10,485
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99850	$8.66918	49,182
01/01/2014 to 12/31/2014	$8.66918	$9.66595	45,381
01/01/2015 to 12/31/2015	$9.66595	$9.67214	924
01/01/2016 to 12/31/2016	$9.67214	$9.59096	0
01/01/2017 to 12/31/2017	$9.59096	$9.48967	0
01/01/2018 to 12/31/2018	$9.48967	$9.17254	4,905
01/01/2019 to 12/31/2019	$9.17254	$9.63508	31,324
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99850	$11.19944	25,998
01/01/2015 to 12/31/2015	$11.19944	$11.11490	247,405
01/01/2016 to 12/31/2016	$11.11490	$11.08281	53,689
01/01/2017 to 12/31/2017	$11.08281	$10.98160	40,568
01/01/2018 to 12/31/2018	$10.98160	$10.60501	78,797
01/01/2019 to 12/31/2019	$10.60501	$11.21814	57,857
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99850	$9.84675	694
01/01/2016 to 12/31/2016	$9.84675	$9.78047	186,643
01/01/2017 to 12/31/2017	$9.78047	$9.74751	148,218
01/01/2018 to 12/31/2018	$9.74751	$9.38435	146,184
01/01/2019 to 12/31/2019	$9.38435	$10.04678	239,398
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99701	$9.78915	107,450
01/01/2017 to 12/31/2017	$9.78915	$9.78123	71,447
01/01/2018 to 12/31/2018	$9.78123	$9.39591	85,564
01/01/2019 to 12/31/2019	$9.39591	$10.11935	395,207

A-30

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99700	$9.94490	8,552
01/01/2018 to 12/31/2018	$9.94490	$9.47614	37,760
01/01/2019 to 12/31/2019	$9.47614	$10.28887	35,126
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99700	$9.57290	4,955
01/01/2019 to 12/31/2019	$9.57290	$10.45995	28,606
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99850	$11.13127	46,284
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97692	$10.76684	214,272
01/01/2011 to 12/31/2011	$10.76684	$10.22230	112,785
01/01/2012 to 12/31/2012	$10.22230	$11.31077	94,667
01/01/2013 to 12/31/2013	$11.31077	$13.50152	94,221
01/01/2014 to 12/31/2014	$13.50152	$14.05587	90,459
01/01/2015 to 12/31/2015	$14.05587	$13.74926	89,796
01/01/2016 to 12/31/2016	$13.74926	$14.29352	64,650
01/01/2017 to 12/31/2017	$14.29352	$16.39699	79,837
01/01/2018 to 12/31/2018	$16.39699	$14.95989	32,891
01/01/2019 to 12/31/2019	$14.95989	$17.79440	136,927
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99775	$11.55659	0
01/01/2014 to 12/31/2014	$11.55659	$12.77488	0
01/01/2015 to 12/31/2015	$12.77488	$11.98596	0
01/01/2016 to 12/31/2016	$11.98596	$13.40026	33
01/01/2017 to 12/31/2017	$13.40026	$15.43941	0
01/01/2018 to 12/31/2018	$15.43941	$14.30443	0
01/01/2019 to 12/31/2019	$14.30443	$18.23727	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96942	$11.47469	5,561
01/01/2011 to 12/31/2011	$11.47469	$10.60270	1,950
01/01/2012 to 12/31/2012	$10.60270	$13.08119	1,698
01/01/2013 to 12/31/2013	$13.08119	$13.28131	301
01/01/2014 to 12/31/2014	$13.28131	$14.72209	522
01/01/2015 to 12/31/2015	$14.72209	$14.31166	234
01/01/2016 to 12/31/2016	$14.31166	$14.05091	163
01/01/2017 to 12/31/2017	$14.05091	$15.16104	259
01/01/2018 to 12/31/2018	$15.16104	$14.05475	104
01/01/2019 to 12/31/2019	$14.05475	$17.11148	306
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95914	$11.71378	10,696
01/01/2011 to 12/31/2011	$11.71378	$12.14917	3,876
01/01/2012 to 12/31/2012	$12.14917	$13.63494	3,750
01/01/2013 to 12/31/2013	$13.63494	$13.68240	1,822
01/01/2014 to 12/31/2014	$13.68240	$17.42880	1,356
01/01/2015 to 12/31/2015	$17.42880	$17.77975	682
01/01/2016 to 12/31/2016	$17.77975	$18.13409	481
01/01/2017 to 12/31/2017	$18.13409	$18.74797	959
01/01/2018 to 12/31/2018	$18.74797	$17.37169	212
01/01/2019 to 12/31/2019	$17.37169	$22.17924	167

A-31

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97523	$10.94766	125,711
01/01/2011 to 12/31/2011	$10.94766	$10.49225	67,404
01/01/2012 to 12/31/2012	$10.49225	$11.29416	60,079
01/01/2013 to 12/31/2013	$11.29416	$12.61143	33,142
01/01/2014 to 12/31/2014	$12.61143	$12.65766	37,334
01/01/2015 to 12/31/2015	$12.65766	$12.43791	25,644
01/01/2016 to 12/31/2016	$12.43791	$12.61768	15,730
01/01/2017 to 12/31/2017	$12.61768	$14.30042	18,090
01/01/2018 to 12/31/2018	$14.30042	$12.83463	8,449
01/01/2019 to 12/31/2019	$12.83463	$14.98586	14,435
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98749	$10.63651	72,494
01/01/2011 to 12/31/2011	$10.63651	$10.29738	48,274
01/01/2012 to 12/31/2012	$10.29738	$11.03380	42,560
01/01/2013 to 12/31/2013	$11.03380	$11.79030	35,843
01/01/2014 to 12/31/2014	$11.79030	$11.93560	36,608
01/01/2015 to 12/31/2015	$11.93560	$11.50768	24,215
01/01/2016 to 12/31/2016	$11.50768	$11.78628	19,151
01/01/2017 to 12/31/2017	$11.78628	$12.87764	14,236
01/01/2018 to 12/31/2018	$12.87764	$11.64376	7,583
01/01/2019 to 12/31/2019	$11.64376	$13.14458	18,082
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96438	$11.42102	12,437
01/01/2011 to 12/31/2011	$11.42102	$11.25787	5,011
01/01/2012 to 12/31/2012	$11.25787	$12.67206	2,795
01/01/2013 to 12/31/2013	$12.67206	$17.11573	2,644
01/01/2014 to 12/31/2014	$17.11573	$17.85232	2,864
01/01/2015 to 12/31/2015	$17.85232	$16.41583	2,259
01/01/2016 to 12/31/2016	$16.41583	$19.85737	1,926
01/01/2017 to 12/31/2017	$19.85737	$21.67779	2,291
01/01/2018 to 12/31/2018	$21.67779	$18.12297	2,425
01/01/2019 to 12/31/2019	$18.12297	$21.62539	3,453
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99776	$9.78359	8,153
01/01/2011 to 12/31/2011	$9.78359	$9.52209	3,391
01/01/2012 to 12/31/2012	$9.52209	$9.26522	1,696
01/01/2013 to 12/31/2013	$9.26522	$9.01512	1,766
01/01/2014 to 12/31/2014	$9.01512	$8.77178	2,020
01/01/2015 to 12/31/2015	$8.77178	$8.53500	394
01/01/2016 to 12/31/2016	$8.53500	$8.30517	217
01/01/2017 to 12/31/2017	$8.30517	$8.10913	212
01/01/2018 to 12/31/2018	$8.10913	$7.99153	188
01/01/2019 to 12/31/2019	$7.99153	$7.90727	5,661
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98373	$10.69768	7,053
01/01/2011 to 12/31/2011	$10.69768	$10.73964	4,175
01/01/2012 to 12/31/2012	$10.73964	$11.89904	3,980
01/01/2013 to 12/31/2013	$11.89904	$12.40911	1,155
01/01/2014 to 12/31/2014	$12.40911	$12.38295	1,415
01/01/2015 to 12/31/2015	$12.38295	$11.61910	533
01/01/2016 to 12/31/2016	$11.61910	$13.04691	738
01/01/2017 to 12/31/2017	$13.04691	$13.64411	792
01/01/2018 to 12/31/2018	$13.64411	$13.01005	540
01/01/2019 to 12/31/2019	$13.01005	$14.59558	604

A-32

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98974	$10.55472	0
01/01/2011 to 12/31/2011	$10.55472	$9.84054	5
01/01/2012 to 12/31/2012	$9.84054	$11.19120	653
01/01/2013 to 12/31/2013	$11.19120	$15.22967	673
01/01/2014 to 12/31/2014	$15.22967	$16.85551	1,303
01/01/2015 to 12/31/2015	$16.85551	$15.11514	4,333
01/01/2016 to 12/31/2016	$15.11514	$17.63294	686
01/01/2017 to 12/31/2017	$17.63294	$20.45138	754
01/01/2018 to 12/31/2018	$20.45138	$17.08027	640
01/01/2019 to 12/31/2019	$17.08027	$21.52578	2,503
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92858	$11.18912	2,179
01/01/2011 to 12/31/2011	$11.18912	$9.48026	1,444
01/01/2012 to 12/31/2012	$9.48026	$11.10255	954
01/01/2013 to 12/31/2013	$11.10255	$12.86148	229
01/01/2014 to 12/31/2014	$12.86148	$11.82273	169
01/01/2015 to 12/31/2015	$11.82273	$11.86570	534
01/01/2016 to 12/31/2016	$11.86570	$11.10976	133
01/01/2017 to 12/31/2017	$11.10976	$14.64060	176
01/01/2018 to 12/31/2018	$14.64060	$12.34422	128
01/01/2019 to 12/31/2019	$12.34422	$15.86788	348
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92845	$10.73053	5,116
01/01/2011 to 12/31/2011	$10.73053	$9.13080	1,473
01/01/2012 to 12/31/2012	$9.13080	$10.36547	1,330
01/01/2013 to 12/31/2013	$10.36547	$12.04897	273
01/01/2014 to 12/31/2014	$12.04897	$10.93767	224
01/01/2015 to 12/31/2015	$10.93767	$10.72928	95
01/01/2016 to 12/31/2016	$10.72928	$10.50085	98
01/01/2017 to 12/31/2017	$10.50085	$12.54926	96
01/01/2018 to 12/31/2018	$12.54926	$10.23838	91
01/01/2019 to 12/31/2019	$10.23838	$11.95660	98
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97599	$10.80651	43,981
01/01/2011 to 12/31/2011	$10.80651	$10.45528	24,067
01/01/2012 to 12/31/2012	$10.45528	$11.55436	16,853
01/01/2013 to 12/31/2013	$11.55436	$13.07295	13,119
01/01/2014 to 12/31/2014	$13.07295	$13.52958	13,509
01/01/2015 to 12/31/2015	$13.52958	$13.02640	7,558
01/01/2016 to 12/31/2016	$13.02640	$13.33675	5,730
01/01/2017 to 12/31/2017	$13.33675	$15.17819	5,479
01/01/2018 to 12/31/2018	$15.17819	$13.67759	3,191
01/01/2019 to 12/31/2019	$13.67759	$15.89420	4,080
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92110	$10.49411	7,494
01/01/2011 to 12/31/2011	$10.49411	$9.27676	2,122
01/01/2012 to 12/31/2012	$9.27676	$11.00339	1,369
01/01/2013 to 12/31/2013	$11.00339	$12.35100	607
01/01/2014 to 12/31/2014	$12.35100	$11.25254	574
01/01/2015 to 12/31/2015	$11.25254	$10.64265	6,383
01/01/2016 to 12/31/2016	$10.64265	$10.55610	1,108
01/01/2017 to 12/31/2017	$10.55610	$13.31567	968
01/01/2018 to 12/31/2018	$13.31567	$10.69105	1,868
01/01/2019 to 12/31/2019	$10.69105	$13.23425	405

A-33

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.52387	109,605
01/01/2011 to 12/31/2011	$10.52387	$10.26420	34,237
01/01/2012 to 12/31/2012	$10.26420	$11.05718	29,255
01/01/2013 to 12/31/2013	$11.05718	$11.94565	24,519
01/01/2014 to 12/31/2014	$11.94565	$12.25655	21,033
01/01/2015 to 12/31/2015	$12.25655	$11.90380	9,930
01/01/2016 to 12/31/2016	$11.90380	$12.02773	6,291
01/01/2017 to 12/31/2017	$12.02773	$13.12491	4,963
01/01/2018 to 12/31/2018	$13.12491	$12.11407	2,318
01/01/2019 to 12/31/2019	$12.11407	$13.50900	8,711
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97060	$10.71155	978
01/01/2011 to 12/31/2011	$10.71155	$10.49190	691
01/01/2012 to 12/31/2012	$10.49190	$11.75857	2,024
01/01/2013 to 12/31/2013	$11.75857	$15.61666	303
01/01/2014 to 12/31/2014	$15.61666	$16.63931	459
01/01/2015 to 12/31/2015	$16.63931	$17.91179	575
01/01/2016 to 12/31/2016	$17.91179	$17.17412	61
01/01/2017 to 12/31/2017	$17.17412	$22.69976	56
01/01/2018 to 12/31/2018	$22.69976	$21.72761	33
01/01/2019 to 12/31/2019	$21.72761	$28.03357	335
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99185	$11.23754	269
01/01/2011 to 12/31/2011	$11.23754	$10.83471	752
01/01/2012 to 12/31/2012	$10.83471	$11.83484	256
01/01/2013 to 12/31/2013	$11.83484	$15.73142	48
01/01/2014 to 12/31/2014	$15.73142	$16.92770	282
01/01/2015 to 12/31/2015	$16.92770	$18.12955	145
01/01/2016 to 12/31/2016	$18.12955	$18.62498	106
01/01/2017 to 12/31/2017	$18.62498	$24.10265	382
01/01/2018 to 12/31/2018	$24.10265	$22.81797	155
01/01/2019 to 12/31/2019	$22.81797	$29.22468	5,756
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98688	$10.82935	1,534
01/01/2011 to 12/31/2011	$10.82935	$10.20729	1,229
01/01/2012 to 12/31/2012	$10.20729	$12.22327	1,037
01/01/2013 to 12/31/2013	$12.22327	$15.18002	1,762
01/01/2014 to 12/31/2014	$15.18002	$15.30634	2,040
01/01/2015 to 12/31/2015	$15.30634	$14.67487	2,202
01/01/2016 to 12/31/2016	$14.67487	$15.29508	1,850
01/01/2017 to 12/31/2017	$15.29508	$18.43160	2,587
01/01/2018 to 12/31/2018	$18.43160	$16.21809	2,110
01/01/2019 to 12/31/2019	$16.21809	$20.50762	8,210
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99776	$10.24890	1,047
01/01/2013 to 12/31/2013	$10.24890	$11.85845	1,758
01/01/2014 to 12/31/2014	$11.85845	$12.13121	1,625
01/01/2015 to 12/31/2015	$12.13121	$11.65711	1,123
01/01/2016 to 12/31/2016	$11.65711	$11.83337	977
01/01/2017 to 12/31/2017	$11.83337	$13.41392	708
01/01/2018 to 12/31/2018	$13.41392	$11.96980	346
01/01/2019 to 12/31/2019	$11.96980	$14.29782	768

A-34

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.80508	391
01/01/2011 to 12/31/2011	$10.80508	$10.45133	202
01/01/2012 to 12/31/2012	$10.45133	$11.90597	165
01/01/2013 to 12/31/2013	$11.90597	$15.83692	1,811
01/01/2014 to 12/31/2014	$15.83692	$16.75152	2,352
01/01/2015 to 12/31/2015	$16.75152	$17.47755	1,557
01/01/2016 to 12/31/2016	$17.47755	$17.33180	1,581
01/01/2017 to 12/31/2017	$17.33180	$22.04430	1,468
01/01/2018 to 12/31/2018	$22.04430	$21.90684	1,409
01/01/2019 to 12/31/2019	$21.90684	$29.36838	236
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99776	$10.15622	0
01/01/2013 to 12/31/2013	$10.15622	$13.29201	19
01/01/2014 to 12/31/2014	$13.29201	$14.25459	0
01/01/2015 to 12/31/2015	$14.25459	$13.76939	0
01/01/2016 to 12/31/2016	$13.76939	$15.20007	0
01/01/2017 to 12/31/2017	$15.20007	$17.35562	768
01/01/2018 to 12/31/2018	$17.35562	$15.17049	386
01/01/2019 to 12/31/2019	$15.17049	$19.09285	40
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01907	$11.34646	9,036
01/01/2011 to 12/31/2011	$11.34646	$10.71178	3,866
01/01/2012 to 12/31/2012	$10.71178	$12.46639	3,935
01/01/2013 to 12/31/2013	$12.46639	$16.03477	935
01/01/2014 to 12/31/2014	$16.03477	$17.40029	896
01/01/2015 to 12/31/2015	$17.40029	$15.96783	1,517
01/01/2016 to 12/31/2016	$15.96783	$15.79319	1,052
01/01/2017 to 12/31/2017	$15.79319	$19.53154	2,394
01/01/2018 to 12/31/2018	$19.53154	$18.17486	709
01/01/2019 to 12/31/2019	$18.17486	$23.01694	8,270
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99030	$11.16638	6,135
01/01/2011 to 12/31/2011	$11.16638	$10.59540	1,821
01/01/2012 to 12/31/2012	$10.59540	$12.07466	1,582
01/01/2013 to 12/31/2013	$12.07466	$16.68426	705
01/01/2014 to 12/31/2014	$16.68426	$18.54723	823
01/01/2015 to 12/31/2015	$18.54723	$17.02906	429
01/01/2016 to 12/31/2016	$17.02906	$19.59124	219
01/01/2017 to 12/31/2017	$19.59124	$21.69250	1,017
01/01/2018 to 12/31/2018	$21.69250	$17.63330	683
01/01/2019 to 12/31/2019	$17.63330	$20.76283	3,330
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93823	$11.60441	10,653
01/01/2011 to 12/31/2011	$11.60441	$9.00244	4,727
01/01/2012 to 12/31/2012	$9.00244	$10.32934	2,787
01/01/2013 to 12/31/2013	$10.32934	$10.07284	460
01/01/2014 to 12/31/2014	$10.07284	$9.34178	835
01/01/2015 to 12/31/2015	$9.34178	$7.56897	514
01/01/2016 to 12/31/2016	$7.56897	$8.27550	363
01/01/2017 to 12/31/2017	$8.27550	$10.17686	459
01/01/2018 to 12/31/2018	$10.17686	$8.50979	1,444
01/01/2019 to 12/31/2019	$8.50979	$9.38527	1,497

A-35

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98872	$10.53285	163,174
01/01/2011 to 12/31/2011	$10.53285	$10.35103	97,357
01/01/2012 to 12/31/2012	$10.35103	$11.11596	98,618
01/01/2013 to 12/31/2013	$11.11596	$11.81223	52,249
01/01/2014 to 12/31/2014	$11.81223	$12.15718	60,594
01/01/2015 to 12/31/2015	$12.15718	$11.84594	31,586
01/01/2016 to 12/31/2016	$11.84594	$12.16388	15,164
01/01/2017 to 12/31/2017	$12.16388	$13.03542	11,075
01/01/2018 to 12/31/2018	$13.03542	$12.32132	6,017
01/01/2019 to 12/31/2019	$12.32132	$13.75579	26,841
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01767	$10.05196	0
01/01/2012 to 12/31/2012	$10.05196	$10.47550	91
01/01/2013 to 12/31/2013	$10.47550	$9.95682	517
01/01/2014 to 12/31/2014	$9.95682	$10.27510	408
01/01/2015 to 12/31/2015	$10.27510	$9.97082	211
01/01/2016 to 12/31/2016	$9.97082	$10.11065	27
01/01/2017 to 12/31/2017	$10.11065	$10.39624	964
01/01/2018 to 12/31/2018	$10.39624	$10.03180	510
01/01/2019 to 12/31/2019	$10.03180	$10.71317	135
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96274	$11.43865	118,155
01/01/2011 to 12/31/2011	$11.43865	$10.43861	104,792
01/01/2012 to 12/31/2012	$10.43861	$11.46855	113,532
01/01/2013 to 12/31/2013	$11.46855	$13.05885	89,754
01/01/2014 to 12/31/2014	$13.05885	$13.87493	79,862
01/01/2015 to 12/31/2015	$13.87493	$13.41753	68,541
01/01/2016 to 12/31/2016	$13.41753	$14.37413	59,894
01/01/2017 to 12/31/2017	$14.37413	$16.23855	94,910
01/01/2018 to 12/31/2018	$16.23855	$14.59767	61,674
01/01/2019 to 12/31/2019	$14.59767	$16.92762	283,859
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.82499	1,770
01/01/2011 to 12/31/2011	$10.82499	$10.89734	482
01/01/2012 to 12/31/2012	$10.89734	$12.59643	489
01/01/2013 to 12/31/2013	$12.59643	$16.23101	184
01/01/2014 to 12/31/2014	$16.23101	$18.51134	135
01/01/2015 to 12/31/2015	$18.51134	$18.56612	127
01/01/2016 to 12/31/2016	$18.56612	$20.74822	121
01/01/2017 to 12/31/2017	$20.74822	$24.68208	626
01/01/2018 to 12/31/2018	$24.68208	$22.03891	41
01/01/2019 to 12/31/2019	$22.03891	$26.69036	2,787
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99775	$8.83594	0
01/01/2012 to 12/31/2012	$8.83594	$9.72824	0
01/01/2013 to 12/31/2013	$9.72824	$11.58574	0
01/01/2014 to 12/31/2014	$11.58574	$12.00578	0
01/01/2015 to 12/31/2015	$12.00578	$11.69925	0
01/01/2016 to 12/31/2016	$11.69925	$12.10377	0
01/01/2017 to 12/31/2017	$12.10377	$13.92024	0
01/01/2018 to 12/31/2018	$13.92024	$12.65823	0
01/01/2019 to 12/31/2019	$12.65823	$14.92822	0

A-36

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97108	$12.08395	899
01/01/2011 to 12/31/2011	$12.08395	$10.21630	492
01/01/2012 to 12/31/2012	$10.21630	$11.93538	829
01/01/2013 to 12/31/2013	$11.93538	$16.35278	294
01/01/2014 to 12/31/2014	$16.35278	$16.69730	1,046
01/01/2015 to 12/31/2015	$16.69730	$16.46333	177
01/01/2016 to 12/31/2016	$16.46333	$17.25324	209
01/01/2017 to 12/31/2017	$17.25324	$21.43768	140
01/01/2018 to 12/31/2018	$21.43768	$18.59390	117
01/01/2019 to 12/31/2019	$18.59390	$24.69240	4,655
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96013	$12.54113	3,649
01/01/2011 to 12/31/2011	$12.54113	$12.08356	1,404
01/01/2012 to 12/31/2012	$12.08356	$13.18823	674
01/01/2013 to 12/31/2013	$13.18823	$17.34591	283
01/01/2014 to 12/31/2014	$17.34591	$17.52204	404
01/01/2015 to 12/31/2015	$17.52204	$17.18290	4,169
01/01/2016 to 12/31/2016	$17.18290	$18.73936	689
01/01/2017 to 12/31/2017	$18.73936	$22.59592	1,141
01/01/2018 to 12/31/2018	$22.59592	$20.13476	994
01/01/2019 to 12/31/2019	$20.13476	$25.49207	4,352
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96356	$11.39766	2,103
01/01/2011 to 12/31/2011	$11.39766	$10.42757	600
01/01/2012 to 12/31/2012	$10.42757	$11.98804	171
01/01/2013 to 12/31/2013	$11.98804	$16.02732	154
01/01/2014 to 12/31/2014	$16.02732	$16.41607	166
01/01/2015 to 12/31/2015	$16.41607	$15.28434	48
01/01/2016 to 12/31/2016	$15.28434	$19.21614	8
01/01/2017 to 12/31/2017	$19.21614	$20.07245	86
01/01/2018 to 12/31/2018	$20.07245	$16.19287	44
01/01/2019 to 12/31/2019	$16.19287	$19.21874	2,858
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99145	$10.62833	209,082
01/01/2011 to 12/31/2011	$10.62833	$10.54700	113,620
01/01/2012 to 12/31/2012	$10.54700	$11.64682	90,747
01/01/2013 to 12/31/2013	$11.64682	$13.24003	77,472
01/01/2014 to 12/31/2014	$13.24003	$13.64001	74,515
01/01/2015 to 12/31/2015	$13.64001	$13.27734	73,257
01/01/2016 to 12/31/2016	$13.27734	$13.89431	57,125
01/01/2017 to 12/31/2017	$13.89431	$15.60326	54,364
01/01/2018 to 12/31/2018	$15.60326	$14.37107	29,011
01/01/2019 to 12/31/2019	$14.37107	$16.89784	61,914
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97033	$11.06962	1,325
01/01/2011 to 12/31/2011	$11.06962	$10.58857	2,150
01/01/2012 to 12/31/2012	$10.58857	$12.11375	1,699
01/01/2013 to 12/31/2013	$12.11375	$16.97611	1,996
01/01/2014 to 12/31/2014	$16.97611	$17.89630	3,368
01/01/2015 to 12/31/2015	$17.89630	$19.08190	2,409
01/01/2016 to 12/31/2016	$19.08190	$19.06902	1,792
01/01/2017 to 12/31/2017	$19.06902	$25.58575	4,936
01/01/2018 to 12/31/2018	$25.58575	$25.85357	3,298
01/01/2019 to 12/31/2019	$25.85357	$32.25705	4,363

A-37

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98536	$10.60379	0
01/01/2011 to 12/31/2011	$10.60379	$10.26707	105
01/01/2012 to 12/31/2012	$10.26707	$11.32811	205
01/01/2013 to 12/31/2013	$11.32811	$14.83939	66
01/01/2014 to 12/31/2014	$14.83939	$14.66362	660
01/01/2015 to 12/31/2015	$14.66362	$13.40246	248
01/01/2016 to 12/31/2016	$13.40246	$13.84073	139
01/01/2017 to 12/31/2017	$13.84073	$15.69731	318
01/01/2018 to 12/31/2018	$15.69731	$13.78817	779
01/01/2019 to 12/31/2019	$13.78817	$16.90012	1,367
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85900	$11.40731	27,897
01/01/2011 to 12/31/2011	$11.40731	$9.44376	9,596
01/01/2012 to 12/31/2012	$9.44376	$9.52074	7,914
01/01/2013 to 12/31/2013	$9.52074	$10.68860	4,367
01/01/2014 to 12/31/2014	$10.68860	$9.53026	4,596
01/01/2015 to 12/31/2015	$9.53026	$7.48748	1,728
01/01/2016 to 12/31/2016	$7.48748	$9.07922	1,082
01/01/2017 to 12/31/2017	$9.07922	$9.74532	1,696
01/01/2018 to 12/31/2018	$9.74532	$7.90170	535
01/01/2019 to 12/31/2019	$7.90170	$8.98513	1,336
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97944	$10.24908	3,543
01/01/2011 to 12/31/2011	$10.24908	$10.38419	2,198
01/01/2012 to 12/31/2012	$10.38419	$10.63128	880
01/01/2013 to 12/31/2013	$10.63128	$9.95593	495
01/01/2014 to 12/31/2014	$9.95593	$9.74100	541
01/01/2015 to 12/31/2015	$9.74100	$9.04019	89
01/01/2016 to 12/31/2016	$9.04019	$9.18005	80
01/01/2017 to 12/31/2017	$9.18005	$9.11525	61
01/01/2018 to 12/31/2018	$9.11525	$9.04501	20
01/01/2019 to 12/31/2019	$9.04501	$8.94192	266
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98801	$11.43201	2,869
01/01/2011 to 12/31/2011	$11.43201	$10.73996	1,007
01/01/2012 to 12/31/2012	$10.73996	$12.37341	1,225
01/01/2013 to 12/31/2013	$12.37341	$15.94209	374
01/01/2014 to 12/31/2014	$15.94209	$17.83365	731
01/01/2015 to 12/31/2015	$17.83365	$16.20531	344
01/01/2016 to 12/31/2016	$16.20531	$17.97579	277
01/01/2017 to 12/31/2017	$17.97579	$20.73319	405
01/01/2018 to 12/31/2018	$20.73319	$16.83672	190
01/01/2019 to 12/31/2019	$16.83672	$19.51844	2,829
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99775	$8.77381	0
01/01/2012 to 12/31/2012	$8.77381	$9.47622	261
01/01/2013 to 12/31/2013	$9.47622	$11.11097	1,458
01/01/2014 to 12/31/2014	$11.11097	$11.40603	3,172
01/01/2015 to 12/31/2015	$11.40603	$11.02779	24,143
01/01/2016 to 12/31/2016	$11.02779	$11.43090	9,032
01/01/2017 to 12/31/2017	$11.43090	$12.63517	3,704
01/01/2018 to 12/31/2018	$12.63517	$11.67787	1,177
01/01/2019 to 12/31/2019	$11.67787	$13.69808	3,805

A-38

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.33756	19,082
01/01/2011 to 12/31/2011	$10.33756	$10.66490	8,732
01/01/2012 to 12/31/2012	$10.66490	$11.19133	8,397
01/01/2013 to 12/31/2013	$11.19133	$10.72657	4,818
01/01/2014 to 12/31/2014	$10.72657	$11.18815	6,786
01/01/2015 to 12/31/2015	$11.18815	$11.02065	3,121
01/01/2016 to 12/31/2016	$11.02065	$11.27609	1,439
01/01/2017 to 12/31/2017	$11.27609	$11.66453	2,847
01/01/2018 to 12/31/2018	$11.66453	$11.09096	5,350
01/01/2019 to 12/31/2019	$11.09096	$12.11908	22,389
*Denotes the start date of these sub-accounts

A-39

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only - Cliff M&E (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.05323	$14.90762	62,281,306
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$18.07667	$19.84522	112,975,650
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$15.03902	$16.31578	74,317,915
AST AQR Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$10.65928	$11.18967	73,235
AST AQR Large-Cap Portfolio
03/18/2019 to 12/31/2019	$17.48842	$18.90315	44,068
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.19783	$18.64139	100,626,270
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$13.09110	$14.01539	28,041,844
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$10.10356	$10.31886	4,331,762
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$11.67440	$12.33819	43,810,452
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$18.73403	$20.47010	111,647,690
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$17.53234	$20.11318	2,544,958
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$17.98484	$19.68420	1,371,966
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$22.47949	$25.51258	2,939,786
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$15.77556	$17.23877	60,109,759
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$14.10799	$15.12091	36,653,143
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$23.35725	$24.87644	4,450,328
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$9.07313	$9.09555	5,843,979
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$15.72669	$16.78977	3,243,762
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.68939	$24.76188	2,931,329
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$16.00892	$18.25409	2,728,247
AST International Value Portfolio
03/18/2019 to 12/31/2019	$12.78414	$13.75529	2,779,012
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$13.72008	$14.69167	31,065,348
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$16.83229	$18.28375	42,903,481
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$13.55122	$15.22443	5,645,454
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$14.55314	$15.53975	29,426,847

A-40

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$28.62482	$32.24720	2,455,141
AST Legg Mason Diversified Growth Portfolio
03/18/2019 to 12/31/2019	$11.95474	$12.78592	24,440
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$29.65941	$33.61743	3,902,398
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$21.00950	$23.59101	5,561,323
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$14.35297	$15.95489	7,936,846
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$28.86602	$33.78329	1,786,330
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.75366	$21.21263	2,815,198
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$23.92636	$26.47705	6,877,429
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.91521	$23.88416	4,473,913
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$10.46660	$10.79757	8,271,307
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.79269	$15.82362	74,471,209
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$11.32072	$12.04077	6,727,844
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$18.09195	$19.47290	234,185,950
AST QMA Large-Cap Portfolio
03/18/2019 to 12/31/2019	$18.04400	$19.81036	30,072
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$27.97268	$30.70289	2,570,194
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$15.49353	$16.89730	6,038,757
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$25.64348	$28.40537	2,195,571
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.71934	$29.32496	2,822,413
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.98862	$22.10853	1,671,513
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.74112	$19.43835	195,448,379
AST T. Rowe Price Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$13.28221	$14.66408	87,339
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$33.50310	$37.10678	8,456,828
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$17.49900	$19.44191	10,442,079
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$10.08232	$10.33681	7,489,596
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$10.60312	$10.28660	3,688,047
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.48303	$22.45333	1,485,689
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$14.19098	$15.50494	23,989,924
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.93357	$13.94101	27,775,052

A-41

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Emerging Markets Debt Portfolio
03/18/2019 to 12/31/2019	$10.34926	$11.09660	37,241
PSF Small Capitalization Stock Portfolio
03/18/2019 to 12/31/2019	$9.97428	$10.66757	79,495
PSF Stock Index Portfolio
03/18/2019 to 12/31/2019	$10.65376	$12.18573	194,411
*Denotes the start date of these sub-accounts

A-42

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II (3.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96671	$10.69261	21,185
01/01/2011 to 12/31/2011	$10.69261	$10.08624	17,857
01/01/2012 to 12/31/2012	$10.08624	$11.00113	12,749
01/01/2013 to 12/31/2013	$11.00113	$11.72347	9,694
01/01/2014 to 12/31/2014	$11.72347	$11.79386	6,239
01/01/2015 to 12/31/2015	$11.79386	$11.06033	2,132
01/01/2016 to 12/31/2016	$11.06033	$11.39744	1,234
01/01/2017 to 12/31/2017	$11.39744	$12.43519	1,183
01/01/2018 to 12/31/2018	$12.43519	$11.06728	1,015
01/01/2019 to 12/31/2019	$11.06728	$12.44608	44
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97739	$10.79745	29,168
01/01/2011 to 12/31/2011	$10.79745	$10.47512	41,747
01/01/2012 to 12/31/2012	$10.47512	$11.53530	43,834
01/01/2013 to 12/31/2013	$11.53530	$13.02845	61,797
01/01/2014 to 12/31/2014	$13.02845	$13.39563	15,729
01/01/2015 to 12/31/2015	$13.39563	$13.08460	7,243
01/01/2016 to 12/31/2016	$13.08460	$13.58112	5,058
01/01/2017 to 12/31/2017	$13.58112	$15.38909	5,809
01/01/2018 to 12/31/2018	$15.38909	$14.03173	3,113
01/01/2019 to 12/31/2019	$14.03173	$16.56914	2,433
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98647	$10.68478	15,971
01/01/2011 to 12/31/2011	$10.68478	$10.16604	9,844
01/01/2012 to 12/31/2012	$10.16604	$10.86319	5,867
01/01/2013 to 12/31/2013	$10.86319	$11.83594	3,810
01/01/2014 to 12/31/2014	$11.83594	$12.05844	3,763
01/01/2015 to 12/31/2015	$12.05844	$11.66532	3,785
01/01/2016 to 12/31/2016	$11.66532	$11.84896	2,484
01/01/2017 to 12/31/2017	$11.84896	$13.34671	2,882
01/01/2018 to 12/31/2018	$13.34671	$11.90874	1,682
01/01/2019 to 12/31/2019	$11.90874	$13.62229	2,305
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98767	$10.65135	78,854
01/01/2011 to 12/31/2011	$10.65135	$10.19628	34,837
01/01/2012 to 12/31/2012	$10.19628	$11.11224	23,930
01/01/2013 to 12/31/2013	$11.11224	$12.66815	22,142
01/01/2014 to 12/31/2014	$12.66815	$13.07611	14,349
01/01/2015 to 12/31/2015	$13.07611	$12.73103	6,429
01/01/2016 to 12/31/2016	$12.73103	$13.11436	2,965
01/01/2017 to 12/31/2017	$13.11436	$14.60333	1,699
01/01/2018 to 12/31/2018	$14.60333	$13.45006	1,259
01/01/2019 to 12/31/2019	$13.45006	$15.56394	0

A-43

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99741	$9.07593	163
01/01/2012 to 12/31/2012	$9.07593	$9.84016	559
01/01/2013 to 12/31/2013	$9.84016	$10.56998	6,550
01/01/2014 to 12/31/2014	$10.56998	$10.74377	3,552
01/01/2015 to 12/31/2015	$10.74377	$10.09832	1,004
01/01/2016 to 12/31/2016	$10.09832	$10.46719	152
01/01/2017 to 12/31/2017	$10.46719	$11.42295	11
01/01/2018 to 12/31/2018	$11.42295	$10.48272	0
01/01/2019 to 12/31/2019	$10.48272	$11.94770	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00684	$9.98655	18,130
01/01/2011 to 12/31/2011	$9.98655	$9.89522	10,015
01/01/2012 to 12/31/2012	$9.89522	$10.03805	11,743
01/01/2013 to 12/31/2013	$10.03805	$9.51542	4,411
01/01/2014 to 12/31/2014	$9.51542	$9.21165	2,999
01/01/2015 to 12/31/2015	$9.21165	$8.96928	753
01/01/2016 to 12/31/2016	$8.96928	$8.83418	756
01/01/2017 to 12/31/2017	$8.83418	$8.70705	673
01/01/2018 to 12/31/2018	$8.70705	$8.49848	656
01/01/2019 to 12/31/2019	$8.49848	$8.61565	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00576	$10.25672	89,579
01/01/2011 to 12/31/2011	$10.25672	$10.25520	37,788
01/01/2012 to 12/31/2012	$10.25520	$10.86303	27,573
01/01/2013 to 12/31/2013	$10.86303	$10.33287	16,018
01/01/2014 to 12/31/2014	$10.33287	$10.43629	7,667
01/01/2015 to 12/31/2015	$10.43629	$9.89960	3,399
01/01/2016 to 12/31/2016	$9.89960	$9.99909	2,644
01/01/2017 to 12/31/2017	$9.99909	$10.11261	1,747
01/01/2018 to 12/31/2018	$10.11261	$9.73277	1,657
01/01/2019 to 12/31/2019	$9.73277	$10.30120	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99741	$10.53165	0
01/01/2011 to 12/31/2011	$10.53165	$11.83610	0
01/01/2012 to 12/31/2012	$11.83610	$12.14042	16,925
01/01/2013 to 12/31/2013	$12.14042	$11.19570	22,444
01/01/2014 to 12/31/2014	$11.19570	$11.31125	19,501
01/01/2015 to 12/31/2015	$11.31125	$11.07796	13,926
01/01/2016 to 12/31/2016	$11.07796	$10.89063	12,382
01/01/2017 to 12/31/2017	$10.89063	$10.63407	11,379
01/01/2018 to 12/31/2018	$10.63407	$10.36086	80,215
01/01/2019 to 12/31/2019	$10.36086	$10.18037	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00823	$10.56221	0
01/01/2011 to 12/31/2011	$10.56221	$12.14716	0
01/01/2012 to 12/31/2012	$12.14716	$12.51381	0
01/01/2013 to 12/31/2013	$12.51381	$11.33576	15,782
01/01/2014 to 12/31/2014	$11.33576	$11.66094	32,354
01/01/2015 to 12/31/2015	$11.66094	$11.47202	6,440
01/01/2016 to 12/31/2016	$11.47202	$11.33473	6,937
01/01/2017 to 12/31/2017	$11.33473	$11.08140	3,689
01/01/2018 to 12/31/2018	$11.08140	$10.76739	5,105
01/01/2019 to 12/31/2019	$10.76739	$10.79875	9,406

A-44

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00717	$10.66288	0
01/01/2011 to 12/31/2011	$10.66288	$12.43071	138,180
01/01/2012 to 12/31/2012	$12.43071	$12.86310	151,997
01/01/2013 to 12/31/2013	$12.86310	$11.59167	159,764
01/01/2014 to 12/31/2014	$11.59167	$12.09512	208,179
01/01/2015 to 12/31/2015	$12.09512	$11.92913	196,494
01/01/2016 to 12/31/2016	$11.92913	$11.79528	140,756
01/01/2017 to 12/31/2017	$11.79528	$11.61120	95,006
01/01/2018 to 12/31/2018	$11.61120	$11.25696	91,671
01/01/2019 to 12/31/2019	$11.25696	$11.46088	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99741	$11.86199	14,378
01/01/2012 to 12/31/2012	$11.86199	$12.16570	26,981
01/01/2013 to 12/31/2013	$12.16570	$10.63961	18,579
01/01/2014 to 12/31/2014	$10.63961	$11.37891	17,529
01/01/2015 to 12/31/2015	$11.37891	$11.25741	45,875
01/01/2016 to 12/31/2016	$11.25741	$11.10851	57,586
01/01/2017 to 12/31/2017	$11.10851	$10.93403	17,032
01/01/2018 to 12/31/2018	$10.93403	$10.57755	13,213
01/01/2019 to 12/31/2019	$10.57755	$10.85348	12,993
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99656	$10.26098	0
01/01/2013 to 12/31/2013	$10.26098	$8.92874	64,847
01/01/2014 to 12/31/2014	$8.92874	$9.74380	30,315
01/01/2015 to 12/31/2015	$9.74380	$9.69743	0
01/01/2016 to 12/31/2016	$9.69743	$9.57711	0
01/01/2017 to 12/31/2017	$9.57711	$9.43833	0
01/01/2018 to 12/31/2018	$9.43833	$9.12006	0
01/01/2019 to 12/31/2019	$9.12006	$9.41258	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99827	$8.63360	4,465
01/01/2014 to 12/31/2014	$8.63360	$9.58677	0
01/01/2015 to 12/31/2015	$9.58677	$9.55343	0
01/01/2016 to 12/31/2016	$9.55343	$9.43443	0
01/01/2017 to 12/31/2017	$9.43443	$9.29658	25,159
01/01/2018 to 12/31/2018	$9.29658	$8.94893	89,281
01/01/2019 to 12/31/2019	$8.94893	$9.36143	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99827	$11.15332	6,801
01/01/2015 to 12/31/2015	$11.15332	$11.02349	54,219
01/01/2016 to 12/31/2016	$11.02349	$10.94659	21,279
01/01/2017 to 12/31/2017	$10.94659	$10.80226	19,408
01/01/2018 to 12/31/2018	$10.80226	$10.38872	23,636
01/01/2019 to 12/31/2019	$10.38872	$10.94430	15,299
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99827	$9.80623	0
01/01/2016 to 12/31/2016	$9.80623	$9.70029	6,443
01/01/2017 to 12/31/2017	$9.70029	$9.62802	3,022
01/01/2018 to 12/31/2018	$9.62802	$9.23092	3,529
01/01/2019 to 12/31/2019	$9.23092	$9.84185	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99656	$9.74901	36,186
01/01/2017 to 12/31/2017	$9.74901	$9.70127	29,466
01/01/2018 to 12/31/2018	$9.70127	$9.28064	24,098
01/01/2019 to 12/31/2019	$9.28064	$9.95408	0

A-45

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99655	$9.90406	0
01/01/2018 to 12/31/2018	$9.90406	$9.39823	0
01/01/2019 to 12/31/2019	$9.39823	$10.16224	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99655	$9.53339	0
01/01/2019 to 12/31/2019	$9.53339	$10.37396	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99827	$11.08551	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97658	$10.73111	136,278
01/01/2011 to 12/31/2011	$10.73111	$10.14668	44,840
01/01/2012 to 12/31/2012	$10.14668	$11.18078	28,567
01/01/2013 to 12/31/2013	$11.18078	$13.29165	54,058
01/01/2014 to 12/31/2014	$13.29165	$13.78058	59,459
01/01/2015 to 12/31/2015	$13.78058	$13.42470	13,652
01/01/2016 to 12/31/2016	$13.42470	$13.89890	5,112
01/01/2017 to 12/31/2017	$13.89890	$15.87897	32,390
01/01/2018 to 12/31/2018	$15.87897	$14.42744	11,201
01/01/2019 to 12/31/2019	$14.42744	$17.09052	1,859
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99741	$11.51597	0
01/01/2014 to 12/31/2014	$11.51597	$12.67778	0
01/01/2015 to 12/31/2015	$12.67778	$11.84596	0
01/01/2016 to 12/31/2016	$11.84596	$13.18948	0
01/01/2017 to 12/31/2017	$13.18948	$15.13412	0
01/01/2018 to 12/31/2018	$15.13412	$13.96361	0
01/01/2019 to 12/31/2019	$13.96361	$17.72973	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96908	$11.43692	2,250
01/01/2011 to 12/31/2011	$11.43692	$10.52447	850
01/01/2012 to 12/31/2012	$10.52447	$12.93116	559
01/01/2013 to 12/31/2013	$12.93116	$13.07507	179
01/01/2014 to 12/31/2014	$13.07507	$14.43393	171
01/01/2015 to 12/31/2015	$14.43393	$13.97389	76
01/01/2016 to 12/31/2016	$13.97389	$13.66308	78
01/01/2017 to 12/31/2017	$13.66308	$14.68216	16
01/01/2018 to 12/31/2018	$14.68216	$13.55457	15
01/01/2019 to 12/31/2019	$13.55457	$16.43471	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95880	$11.67491	402
01/01/2011 to 12/31/2011	$11.67491	$12.05919	237
01/01/2012 to 12/31/2012	$12.05919	$13.47816	201
01/01/2013 to 12/31/2013	$13.47816	$13.46951	11
01/01/2014 to 12/31/2014	$13.46951	$17.08725	6
01/01/2015 to 12/31/2015	$17.08725	$17.35976	3
01/01/2016 to 12/31/2016	$17.35976	$17.63321	3
01/01/2017 to 12/31/2017	$17.63321	$18.15546	3
01/01/2018 to 12/31/2018	$18.15546	$16.75303	3
01/01/2019 to 12/31/2019	$16.75303	$21.30154	0

A-46

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97489	$10.91143	32,740
01/01/2011 to 12/31/2011	$10.91143	$10.41475	25,438
01/01/2012 to 12/31/2012	$10.41475	$11.16446	20,109
01/01/2013 to 12/31/2013	$11.16446	$12.41532	34,337
01/01/2014 to 12/31/2014	$12.41532	$12.40961	10,173
01/01/2015 to 12/31/2015	$12.40961	$12.14406	5,712
01/01/2016 to 12/31/2016	$12.14406	$12.26896	541
01/01/2017 to 12/31/2017	$12.26896	$13.84819	339
01/01/2018 to 12/31/2018	$13.84819	$12.37732	302
01/01/2019 to 12/31/2019	$12.37732	$14.39250	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98716	$10.60133	25,834
01/01/2011 to 12/31/2011	$10.60133	$10.22123	13,110
01/01/2012 to 12/31/2012	$10.22123	$10.90704	7,435
01/01/2013 to 12/31/2013	$10.90704	$11.60692	1,748
01/01/2014 to 12/31/2014	$11.60692	$11.70165	1,854
01/01/2015 to 12/31/2015	$11.70165	$11.23580	1,164
01/01/2016 to 12/31/2016	$11.23580	$11.46065	1,174
01/01/2017 to 12/31/2017	$11.46065	$12.47062	1,168
01/01/2018 to 12/31/2018	$12.47062	$11.22916	1,178
01/01/2019 to 12/31/2019	$11.22916	$12.62449	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96404	$11.38325	6,047
01/01/2011 to 12/31/2011	$11.38325	$11.17453	2,349
01/01/2012 to 12/31/2012	$11.17453	$12.52643	1,774
01/01/2013 to 12/31/2013	$12.52643	$16.84953	303
01/01/2014 to 12/31/2014	$16.84953	$17.50251	16,781
01/01/2015 to 12/31/2015	$17.50251	$16.02805	16,708
01/01/2016 to 12/31/2016	$16.02805	$19.30877	9,618
01/01/2017 to 12/31/2017	$19.30877	$20.99255	22
01/01/2018 to 12/31/2018	$20.99255	$17.47743	22
01/01/2019 to 12/31/2019	$17.47743	$20.76937	0
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99742	$9.75110	46,500
01/01/2011 to 12/31/2011	$9.75110	$9.45154	22,871
01/01/2012 to 12/31/2012	$9.45154	$9.15857	12,511
01/01/2013 to 12/31/2013	$9.15857	$8.87457	39,679
01/01/2014 to 12/31/2014	$8.87457	$8.59952	22,391
01/01/2015 to 12/31/2015	$8.59952	$8.33297	0
01/01/2016 to 12/31/2016	$8.33297	$8.07530	0
01/01/2017 to 12/31/2017	$8.07530	$7.85246	1,095
01/01/2018 to 12/31/2018	$7.85246	$7.70665	1,088
01/01/2019 to 12/31/2019	$7.70665	$7.59403	1
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98339	$10.66230	5,117
01/01/2011 to 12/31/2011	$10.66230	$10.66028	2,547
01/01/2012 to 12/31/2012	$10.66028	$11.76228	2,394
01/01/2013 to 12/31/2013	$11.76228	$12.21608	937
01/01/2014 to 12/31/2014	$12.21608	$12.14020	978
01/01/2015 to 12/31/2015	$12.14020	$11.34458	349
01/01/2016 to 12/31/2016	$11.34458	$12.68641	318
01/01/2017 to 12/31/2017	$12.68641	$13.21286	301
01/01/2018 to 12/31/2018	$13.21286	$12.54677	283
01/01/2019 to 12/31/2019	$12.54677	$14.01806	0

A-47

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98940	$10.51978	381
01/01/2011 to 12/31/2011	$10.51978	$9.76774	0
01/01/2012 to 12/31/2012	$9.76774	$11.06265	0
01/01/2013 to 12/31/2013	$11.06265	$14.99295	0
01/01/2014 to 12/31/2014	$14.99295	$16.52532	0
01/01/2015 to 12/31/2015	$16.52532	$14.75812	0
01/01/2016 to 12/31/2016	$14.75812	$17.14593	0
01/01/2017 to 12/31/2017	$17.14593	$19.80513	0
01/01/2018 to 12/31/2018	$19.80513	$16.47211	0
01/01/2019 to 12/31/2019	$16.47211	$20.67405	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92824	$11.15207	119
01/01/2011 to 12/31/2011	$11.15207	$9.41014	0
01/01/2012 to 12/31/2012	$9.41014	$10.97495	0
01/01/2013 to 12/31/2013	$10.97495	$12.66143	0
01/01/2014 to 12/31/2014	$12.66143	$11.59103	0
01/01/2015 to 12/31/2015	$11.59103	$11.58532	0
01/01/2016 to 12/31/2016	$11.58532	$10.80288	0
01/01/2017 to 12/31/2017	$10.80288	$14.17789	0
01/01/2018 to 12/31/2018	$14.17789	$11.90466	0
01/01/2019 to 12/31/2019	$11.90466	$15.23995	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92811	$10.69498	0
01/01/2011 to 12/31/2011	$10.69498	$9.06313	0
01/01/2012 to 12/31/2012	$9.06313	$10.24626	0
01/01/2013 to 12/31/2013	$10.24626	$11.86160	0
01/01/2014 to 12/31/2014	$11.86160	$10.72325	0
01/01/2015 to 12/31/2015	$10.72325	$10.47565	0
01/01/2016 to 12/31/2016	$10.47565	$10.21061	0
01/01/2017 to 12/31/2017	$10.21061	$12.15241	0
01/01/2018 to 12/31/2018	$12.15241	$9.87358	0
01/01/2019 to 12/31/2019	$9.87358	$11.48329	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97565	$10.77066	9,053
01/01/2011 to 12/31/2011	$10.77066	$10.37784	3,314
01/01/2012 to 12/31/2012	$10.37784	$11.42154	2,579
01/01/2013 to 12/31/2013	$11.42154	$12.86958	3,208
01/01/2014 to 12/31/2014	$12.86958	$13.26439	1,639
01/01/2015 to 12/31/2015	$13.26439	$12.71863	658
01/01/2016 to 12/31/2016	$12.71863	$12.96831	481
01/01/2017 to 12/31/2017	$12.96831	$14.69843	525
01/01/2018 to 12/31/2018	$14.69843	$13.19041	444
01/01/2019 to 12/31/2019	$13.19041	$15.26509	102
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92076	$10.45935	2,892
01/01/2011 to 12/31/2011	$10.45935	$9.20807	2,804
01/01/2012 to 12/31/2012	$9.20807	$10.87691	2,512
01/01/2013 to 12/31/2013	$10.87691	$12.15881	2,081
01/01/2014 to 12/31/2014	$12.15881	$11.03182	2,112
01/01/2015 to 12/31/2015	$11.03182	$10.39094	1,148
01/01/2016 to 12/31/2016	$10.39094	$10.26413	662
01/01/2017 to 12/31/2017	$10.26413	$12.89447	46
01/01/2018 to 12/31/2018	$12.89447	$10.31003	48
01/01/2019 to 12/31/2019	$10.31003	$12.71021	0

A-48

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99741	$10.48911	21,821
01/01/2011 to 12/31/2011	$10.48911	$10.18829	12,596
01/01/2012 to 12/31/2012	$10.18829	$10.93014	8,459
01/01/2013 to 12/31/2013	$10.93014	$11.75977	3,360
01/01/2014 to 12/31/2014	$11.75977	$12.01609	4,598
01/01/2015 to 12/31/2015	$12.01609	$11.62230	1,230
01/01/2016 to 12/31/2016	$11.62230	$11.69518	1,137
01/01/2017 to 12/31/2017	$11.69518	$12.70986	1,055
01/01/2018 to 12/31/2018	$12.70986	$11.68249	1,009
01/01/2019 to 12/31/2019	$11.68249	$12.97422	22
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97026	$10.67604	0
01/01/2011 to 12/31/2011	$10.67604	$10.41409	150
01/01/2012 to 12/31/2012	$10.41409	$11.62321	34
01/01/2013 to 12/31/2013	$11.62321	$15.37337	7
01/01/2014 to 12/31/2014	$15.37337	$16.31258	2
01/01/2015 to 12/31/2015	$16.31258	$17.48789	2
01/01/2016 to 12/31/2016	$17.48789	$16.69890	2
01/01/2017 to 12/31/2017	$16.69890	$21.98134	2
01/01/2018 to 12/31/2018	$21.98134	$20.95289	2
01/01/2019 to 12/31/2019	$20.95289	$26.92285	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99152	$11.20032	1,490
01/01/2011 to 12/31/2011	$11.20032	$10.75460	540
01/01/2012 to 12/31/2012	$10.75460	$11.69886	268
01/01/2013 to 12/31/2013	$11.69886	$15.48680	111
01/01/2014 to 12/31/2014	$15.48680	$16.59597	292
01/01/2015 to 12/31/2015	$16.59597	$17.70125	105
01/01/2016 to 12/31/2016	$17.70125	$18.11052	96
01/01/2017 to 12/31/2017	$18.11052	$23.34080	1
01/01/2018 to 12/31/2018	$23.34080	$22.00525	1
01/01/2019 to 12/31/2019	$22.00525	$28.06791	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98654	$10.79352	4,063
01/01/2011 to 12/31/2011	$10.79352	$10.13184	2,388
01/01/2012 to 12/31/2012	$10.13184	$12.08288	2,429
01/01/2013 to 12/31/2013	$12.08288	$14.94402	642
01/01/2014 to 12/31/2014	$14.94402	$15.00653	23,315
01/01/2015 to 12/31/2015	$15.00653	$14.32830	23,159
01/01/2016 to 12/31/2016	$14.32830	$14.87268	13,496
01/01/2017 to 12/31/2017	$14.87268	$17.84915	52
01/01/2018 to 12/31/2018	$17.84915	$15.64071	53
01/01/2019 to 12/31/2019	$15.64071	$19.69642	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99742	$10.22042	1,959
01/01/2013 to 12/31/2013	$10.22042	$11.77696	107
01/01/2014 to 12/31/2014	$11.77696	$11.99833	105
01/01/2015 to 12/31/2015	$11.99833	$11.48206	105
01/01/2016 to 12/31/2016	$11.48206	$11.60783	106
01/01/2017 to 12/31/2017	$11.60783	$13.10425	0
01/01/2018 to 12/31/2018	$13.10425	$11.64516	0
01/01/2019 to 12/31/2019	$11.64516	$13.85288	0

A-49

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99741	$10.76921	0
01/01/2011 to 12/31/2011	$10.76921	$10.37396	0
01/01/2012 to 12/31/2012	$10.37396	$11.76914	0
01/01/2013 to 12/31/2013	$11.76914	$15.59069	0
01/01/2014 to 12/31/2014	$15.59069	$16.42331	0
01/01/2015 to 12/31/2015	$16.42331	$17.06463	0
01/01/2016 to 12/31/2016	$17.06463	$16.85296	0
01/01/2017 to 12/31/2017	$16.85296	$21.34749	0
01/01/2018 to 12/31/2018	$21.34749	$21.12670	0
01/01/2019 to 12/31/2019	$21.12670	$28.20606	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99742	$10.14073	0
01/01/2013 to 12/31/2013	$10.14073	$13.21718	0
01/01/2014 to 12/31/2014	$13.21718	$14.11619	0
01/01/2015 to 12/31/2015	$14.11619	$13.57959	0
01/01/2016 to 12/31/2016	$13.57959	$14.92909	0
01/01/2017 to 12/31/2017	$14.92909	$16.97634	0
01/01/2018 to 12/31/2018	$16.97634	$14.77765	0
01/01/2019 to 12/31/2019	$14.77765	$18.52209	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01873	$11.30877	8,522
01/01/2011 to 12/31/2011	$11.30877	$10.63239	3,534
01/01/2012 to 12/31/2012	$10.63239	$12.32290	2,521
01/01/2013 to 12/31/2013	$12.32290	$15.78511	379
01/01/2014 to 12/31/2014	$15.78511	$17.05906	504
01/01/2015 to 12/31/2015	$17.05906	$15.59037	17,711
01/01/2016 to 12/31/2016	$15.59037	$15.35667	10,729
01/01/2017 to 12/31/2017	$15.35667	$18.91378	25
01/01/2018 to 12/31/2018	$18.91378	$17.52723	24
01/01/2019 to 12/31/2019	$17.52723	$22.10551	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98997	$11.12942	120
01/01/2011 to 12/31/2011	$11.12942	$10.51702	112
01/01/2012 to 12/31/2012	$10.51702	$11.93595	105
01/01/2013 to 12/31/2013	$11.93595	$16.42483	112
01/01/2014 to 12/31/2014	$16.42483	$18.18372	76
01/01/2015 to 12/31/2015	$18.18372	$16.62671	49
01/01/2016 to 12/31/2016	$16.62671	$19.04989	23
01/01/2017 to 12/31/2017	$19.04989	$21.00672	0
01/01/2018 to 12/31/2018	$21.00672	$17.00515	0
01/01/2019 to 12/31/2019	$17.00515	$19.94088	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93789	$11.56611	7,273
01/01/2011 to 12/31/2011	$11.56611	$8.93590	1,727
01/01/2012 to 12/31/2012	$8.93590	$10.21083	1,304
01/01/2013 to 12/31/2013	$10.21083	$9.91635	544
01/01/2014 to 12/31/2014	$9.91635	$9.15888	786
01/01/2015 to 12/31/2015	$9.15888	$7.39031	119
01/01/2016 to 12/31/2016	$7.39031	$8.04707	122
01/01/2017 to 12/31/2017	$8.04707	$9.85544	0
01/01/2018 to 12/31/2018	$9.85544	$8.20694	0
01/01/2019 to 12/31/2019	$8.20694	$9.01404	0

A-50

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98838	$10.49789	53,416
01/01/2011 to 12/31/2011	$10.49789	$10.27441	41,263
01/01/2012 to 12/31/2012	$10.27441	$10.98812	22,312
01/01/2013 to 12/31/2013	$10.98812	$11.62835	13,961
01/01/2014 to 12/31/2014	$11.62835	$11.91868	8,000
01/01/2015 to 12/31/2015	$11.91868	$11.56570	3,666
01/01/2016 to 12/31/2016	$11.56570	$11.82731	1,842
01/01/2017 to 12/31/2017	$11.82731	$12.62272	244
01/01/2018 to 12/31/2018	$12.62272	$11.88196	222
01/01/2019 to 12/31/2019	$11.88196	$13.21082	11
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01733	$10.04487	0
01/01/2012 to 12/31/2012	$10.04487	$10.42486	0
01/01/2013 to 12/31/2013	$10.42486	$9.86808	0
01/01/2014 to 12/31/2014	$9.86808	$10.14176	4,381
01/01/2015 to 12/31/2015	$10.14176	$9.80101	0
01/01/2016 to 12/31/2016	$9.80101	$9.89771	0
01/01/2017 to 12/31/2017	$9.89771	$10.13567	0
01/01/2018 to 12/31/2018	$10.13567	$9.73996	0
01/01/2019 to 12/31/2019	$9.73996	$10.35878	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96241	$11.40087	98,922
01/01/2011 to 12/31/2011	$11.40087	$10.36144	33,813
01/01/2012 to 12/31/2012	$10.36144	$11.33686	21,423
01/01/2013 to 12/31/2013	$11.33686	$12.85589	48,370
01/01/2014 to 12/31/2014	$12.85589	$13.60313	32,324
01/01/2015 to 12/31/2015	$13.60313	$13.10065	19,008
01/01/2016 to 12/31/2016	$13.10065	$13.97705	9,994
01/01/2017 to 12/31/2017	$13.97705	$15.72539	49,970
01/01/2018 to 12/31/2018	$15.72539	$14.07792	20,529
01/01/2019 to 12/31/2019	$14.07792	$16.25786	1,863
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99741	$10.78915	0
01/01/2011 to 12/31/2011	$10.78915	$10.81676	0
01/01/2012 to 12/31/2012	$10.81676	$12.45180	0
01/01/2013 to 12/31/2013	$12.45180	$15.97878	0
01/01/2014 to 12/31/2014	$15.97878	$18.14878	0
01/01/2015 to 12/31/2015	$18.14878	$18.12773	0
01/01/2016 to 12/31/2016	$18.12773	$20.17518	0
01/01/2017 to 12/31/2017	$20.17518	$23.90212	0
01/01/2018 to 12/31/2018	$23.90212	$21.25418	0
01/01/2019 to 12/31/2019	$21.25418	$25.63427	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99741	$8.81153	0
01/01/2012 to 12/31/2012	$8.81153	$9.66136	0
01/01/2013 to 12/31/2013	$9.66136	$11.45894	0
01/01/2014 to 12/31/2014	$11.45894	$11.82560	0
01/01/2015 to 12/31/2015	$11.82560	$11.47623	0
01/01/2016 to 12/31/2016	$11.47623	$11.82446	0
01/01/2017 to 12/31/2017	$11.82446	$13.54344	0
01/01/2018 to 12/31/2018	$13.54344	$12.26469	0
01/01/2019 to 12/31/2019	$12.26469	$14.40467	0

A-51

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97075	$12.04402	43
01/01/2011 to 12/31/2011	$12.04402	$10.14082	113
01/01/2012 to 12/31/2012	$10.14082	$11.79828	104
01/01/2013 to 12/31/2013	$11.79828	$16.09865	118
01/01/2014 to 12/31/2014	$16.09865	$16.37030	85
01/01/2015 to 12/31/2015	$16.37030	$16.07449	53
01/01/2016 to 12/31/2016	$16.07449	$16.77669	26
01/01/2017 to 12/31/2017	$16.77669	$20.76024	0
01/01/2018 to 12/31/2018	$20.76024	$17.93184	0
01/01/2019 to 12/31/2019	$17.93184	$23.71530	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95979	$12.49968	106
01/01/2011 to 12/31/2011	$12.49968	$11.99419	0
01/01/2012 to 12/31/2012	$11.99419	$13.03686	0
01/01/2013 to 12/31/2013	$13.03686	$17.07640	7
01/01/2014 to 12/31/2014	$17.07640	$17.17893	2
01/01/2015 to 12/31/2015	$17.17893	$16.77711	2
01/01/2016 to 12/31/2016	$16.77711	$18.22178	2
01/01/2017 to 12/31/2017	$18.22178	$21.88181	2
01/01/2018 to 12/31/2018	$21.88181	$19.41783	2
01/01/2019 to 12/31/2019	$19.41783	$24.48344	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96322	$11.35991	1,291
01/01/2011 to 12/31/2011	$11.35991	$10.35036	443
01/01/2012 to 12/31/2012	$10.35036	$11.85034	378
01/01/2013 to 12/31/2013	$11.85034	$15.77806	91
01/01/2014 to 12/31/2014	$15.77806	$16.09432	84
01/01/2015 to 12/31/2015	$16.09432	$14.92310	2
01/01/2016 to 12/31/2016	$14.92310	$18.68508	2
01/01/2017 to 12/31/2017	$18.68508	$19.43789	2
01/01/2018 to 12/31/2018	$19.43789	$15.61614	2
01/01/2019 to 12/31/2019	$15.61614	$18.45815	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99111	$10.59310	19,835
01/01/2011 to 12/31/2011	$10.59310	$10.46904	6,894
01/01/2012 to 12/31/2012	$10.46904	$11.51309	6,220
01/01/2013 to 12/31/2013	$11.51309	$13.03427	2,719
01/01/2014 to 12/31/2014	$13.03427	$13.37282	2,371
01/01/2015 to 12/31/2015	$13.37282	$12.96373	6,949
01/01/2016 to 12/31/2016	$12.96373	$13.51059	5,587
01/01/2017 to 12/31/2017	$13.51059	$15.11024	6,073
01/01/2018 to 12/31/2018	$15.11024	$13.85942	3,785
01/01/2019 to 12/31/2019	$13.85942	$16.22933	1,135
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96999	$11.03301	2,084
01/01/2011 to 12/31/2011	$11.03301	$10.51030	1,018
01/01/2012 to 12/31/2012	$10.51030	$11.97456	982
01/01/2013 to 12/31/2013	$11.97456	$16.71214	662
01/01/2014 to 12/31/2014	$16.71214	$17.54560	663
01/01/2015 to 12/31/2015	$17.54560	$18.63108	306
01/01/2016 to 12/31/2016	$18.63108	$18.54217	124
01/01/2017 to 12/31/2017	$18.54217	$24.77711	22
01/01/2018 to 12/31/2018	$24.77711	$24.93296	19
01/01/2019 to 12/31/2019	$24.93296	$30.98071	0

A-52

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98502	$10.56868	970
01/01/2011 to 12/31/2011	$10.56868	$10.19120	890
01/01/2012 to 12/31/2012	$10.19120	$11.19805	1,221
01/01/2013 to 12/31/2013	$11.19805	$14.60874	697
01/01/2014 to 12/31/2014	$14.60874	$14.37632	597
01/01/2015 to 12/31/2015	$14.37632	$13.08574	417
01/01/2016 to 12/31/2016	$13.08574	$13.45821	173
01/01/2017 to 12/31/2017	$13.45821	$15.20107	31
01/01/2018 to 12/31/2018	$15.20107	$13.29710	30
01/01/2019 to 12/31/2019	$13.29710	$16.23110	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85867	$11.36954	23,386
01/01/2011 to 12/31/2011	$11.36954	$9.37388	8,708
01/01/2012 to 12/31/2012	$9.37388	$9.41129	5,530
01/01/2013 to 12/31/2013	$9.41129	$10.52218	571
01/01/2014 to 12/31/2014	$10.52218	$9.34331	940
01/01/2015 to 12/31/2015	$9.34331	$7.31034	455
01/01/2016 to 12/31/2016	$7.31034	$8.82813	412
01/01/2017 to 12/31/2017	$8.82813	$9.43703	231
01/01/2018 to 12/31/2018	$9.43703	$7.62010	223
01/01/2019 to 12/31/2019	$7.62010	$8.62931	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97910	$10.21510	6,742
01/01/2011 to 12/31/2011	$10.21510	$10.30720	6,593
01/01/2012 to 12/31/2012	$10.30720	$10.50897	2,821
01/01/2013 to 12/31/2013	$10.50897	$9.80106	1,138
01/01/2014 to 12/31/2014	$9.80106	$9.55012	1,619
01/01/2015 to 12/31/2015	$9.55012	$8.82664	526
01/01/2016 to 12/31/2016	$8.82664	$8.92643	399
01/01/2017 to 12/31/2017	$8.92643	$8.82704	271
01/01/2018 to 12/31/2018	$8.82704	$8.72286	246
01/01/2019 to 12/31/2019	$8.72286	$8.58797	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98768	$11.39417	0
01/01/2011 to 12/31/2011	$11.39417	$10.66050	75
01/01/2012 to 12/31/2012	$10.66050	$12.23119	32
01/01/2013 to 12/31/2013	$12.23119	$15.69414	15
01/01/2014 to 12/31/2014	$15.69414	$17.48410	4
01/01/2015 to 12/31/2015	$17.48410	$15.82249	4
01/01/2016 to 12/31/2016	$15.82249	$17.47925	4
01/01/2017 to 12/31/2017	$17.47925	$20.07783	4
01/01/2018 to 12/31/2018	$20.07783	$16.23711	4
01/01/2019 to 12/31/2019	$16.23711	$18.74604	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99741	$8.74958	513
01/01/2012 to 12/31/2012	$8.74958	$9.41104	5,789
01/01/2013 to 12/31/2013	$9.41104	$10.98916	7,843
01/01/2014 to 12/31/2014	$10.98916	$11.23470	13,296
01/01/2015 to 12/31/2015	$11.23470	$10.81752	25,938
01/01/2016 to 12/31/2016	$10.81752	$11.16691	99,183
01/01/2017 to 12/31/2017	$11.16691	$12.29279	1,823
01/01/2018 to 12/31/2018	$12.29279	$11.31439	553
01/01/2019 to 12/31/2019	$11.31439	$13.21731	2,381

A-53

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99741	$10.30343	3,618
01/01/2011 to 12/31/2011	$10.30343	$10.58626	2,172
01/01/2012 to 12/31/2012	$10.58626	$11.06302	2,877
01/01/2013 to 12/31/2013	$11.06302	$10.55999	548
01/01/2014 to 12/31/2014	$10.55999	$10.96919	20,645
01/01/2015 to 12/31/2015	$10.96919	$10.76051	20,484
01/01/2016 to 12/31/2016	$10.76051	$10.96478	11,600
01/01/2017 to 12/31/2017	$10.96478	$11.29603	0
01/01/2018 to 12/31/2018	$11.29603	$10.69627	650
01/01/2019 to 12/31/2019	$10.69627	$11.63976	0
*Denotes the start date of these sub-accounts

A-54

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only - Cliff M&E (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$14.04338	$14.90762	62,281,306
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	$18.07602	$19.84522	112,975,650
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	$15.03848	$16.31578	74,317,915
AST AQR Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$10.64966	$11.18967	73,235
AST AQR Large-Cap Portfolio
03/19/2019 to 12/31/2019	$17.51557	$18.90315	44,068
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.18802	$18.64139	100,626,270
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	$13.09063	$14.01539	28,041,844
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	$10.10320	$10.31886	4,331,762
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	$11.67398	$12.33819	43,810,452
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$18.73336	$20.47010	111,647,690
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	$17.49476	$20.11318	2,544,958
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	$17.97088	$19.68420	1,371,966
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	$22.38955	$25.51258	2,939,786
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	$15.75381	$17.23877	60,109,759
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	$14.09749	$15.12091	36,653,143
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$23.10537	$24.87644	4,450,328
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	$9.07328	$9.09555	5,843,979
AST High Yield Portfolio
03/19/2019 to 12/31/2019	$15.74103	$16.78977	3,243,762
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$22.63563	$24.76188	2,931,329
AST International Growth Portfolio
03/19/2019 to 12/31/2019	$15.99038	$18.25409	2,728,247
AST International Value Portfolio
03/19/2019 to 12/31/2019	$12.79663	$13.75529	2,779,012
AST Investment Grade Bond Portfolio
03/19/2019 to 12/31/2019	$13.71959	$14.69167	31,065,348
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	$16.82143	$18.28375	42,903,481
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	$13.55549	$15.22443	5,645,454
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	$14.54507	$15.53975	29,426,847

A-55

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$28.72835	$32.24720	2,455,141
AST Legg Mason Diversified Growth Portfolio
03/19/2019 to 12/31/2019	$11.93541	$12.78592	24,440
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$29.71684	$33.61743	3,902,398
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	$21.01863	$23.59101	5,561,323
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$14.35246	$15.95489	7,936,846
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	$28.91613	$33.78329	1,786,330
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$18.70711	$21.21263	2,815,198
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$23.99386	$26.47705	6,877,429
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$22.79817	$23.88416	4,473,913
AST Parametric Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$10.45515	$10.79757	8,271,307
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$14.79216	$15.82362	74,471,209
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	$11.32031	$12.04077	6,727,844
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$18.08053	$19.47290	234,185,950
AST QMA Large-Cap Portfolio
03/19/2019 to 12/31/2019	$18.04335	$19.81036	30,072
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	$27.94501	$30.70289	2,570,194
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	$15.49297	$16.89730	6,038,757
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$25.64256	$28.40537	2,195,571
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$27.69042	$29.32496	2,822,413
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.77968	$22.10853	1,671,513
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.74048	$19.43835	195,448,379
AST T. Rowe Price Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$13.28173	$14.66408	87,339
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$33.64001	$37.10678	8,456,828
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$17.42993	$19.44191	10,442,079
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	$10.05877	$10.33681	7,489,596
AST Templeton Global Bond Portfolio
03/19/2019 to 12/31/2019	$10.61186	$10.28660	3,688,047
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.34069	$22.45333	1,485,689
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	$14.15450	$15.50494	23,989,924
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	$12.93311	$13.94101	27,775,052

A-56

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Emerging Markets Debt Portfolio
03/19/2019 to 12/31/2019	$10.36724	$11.09660	37,241
PSF Small Capitalization Stock Portfolio
03/19/2019 to 12/31/2019	$9.89627	$10.66757	79,495
PSF Stock Index Portfolio
03/19/2019 to 12/31/2019	$10.65172	$12.18573	194,411
*Denotes the start date of these sub-accounts

A-57

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II (3.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96666	$10.68813	25,772
01/01/2011 to 12/31/2011	$10.68813	$10.07677	12,480
01/01/2012 to 12/31/2012	$10.07677	$10.98518	9,731
01/01/2013 to 12/31/2013	$10.98518	$11.70040	3,764
01/01/2014 to 12/31/2014	$11.70040	$11.76455	3,411
01/01/2015 to 12/31/2015	$11.76455	$11.02713	2,797
01/01/2016 to 12/31/2016	$11.02713	$11.35738	1,989
01/01/2017 to 12/31/2017	$11.35738	$12.38510	1,736
01/01/2018 to 12/31/2018	$12.38510	$11.01706	218
01/01/2019 to 12/31/2019	$11.01706	$12.38314	0
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97735	$10.79288	4,329
01/01/2011 to 12/31/2011	$10.79288	$10.46517	1,686
01/01/2012 to 12/31/2012	$10.46517	$11.51831	1,586
01/01/2013 to 12/31/2013	$11.51831	$13.00256	2,119
01/01/2014 to 12/31/2014	$13.00256	$13.36218	2,045
01/01/2015 to 12/31/2015	$13.36218	$13.04514	1,468
01/01/2016 to 12/31/2016	$13.04514	$13.53314	1,389
01/01/2017 to 12/31/2017	$13.53314	$15.32685	1,610
01/01/2018 to 12/31/2018	$15.32685	$13.96775	0
01/01/2019 to 12/31/2019	$13.96775	$16.48494	0
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98643	$10.68027	1,516
01/01/2011 to 12/31/2011	$10.68027	$10.15662	5,998
01/01/2012 to 12/31/2012	$10.15662	$10.84748	3,274
01/01/2013 to 12/31/2013	$10.84748	$11.81274	1,056
01/01/2014 to 12/31/2014	$11.81274	$12.02867	1,019
01/01/2015 to 12/31/2015	$12.02867	$11.63039	731
01/01/2016 to 12/31/2016	$11.63039	$11.80737	665
01/01/2017 to 12/31/2017	$11.80737	$13.29299	803
01/01/2018 to 12/31/2018	$13.29299	$11.85469	0
01/01/2019 to 12/31/2019	$11.85469	$13.55338	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98762	$10.64688	0
01/01/2011 to 12/31/2011	$10.64688	$10.18677	0
01/01/2012 to 12/31/2012	$10.18677	$11.09597	0
01/01/2013 to 12/31/2013	$11.09597	$12.64305	493
01/01/2014 to 12/31/2014	$12.64305	$13.04341	0
01/01/2015 to 12/31/2015	$13.04341	$12.69270	0
01/01/2016 to 12/31/2016	$12.69270	$13.06815	0
01/01/2017 to 12/31/2017	$13.06815	$14.54442	0
01/01/2018 to 12/31/2018	$14.54442	$13.38876	0
01/01/2019 to 12/31/2019	$13.38876	$15.48500	0

A-58

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99737	$9.07275	0
01/01/2012 to 12/31/2012	$9.07275	$9.83171	0
01/01/2013 to 12/31/2013	$9.83171	$10.55561	0
01/01/2014 to 12/31/2014	$10.55561	$10.72350	0
01/01/2015 to 12/31/2015	$10.72350	$10.07399	0
01/01/2016 to 12/31/2016	$10.07399	$10.43663	0
01/01/2017 to 12/31/2017	$10.43663	$11.38372	0
01/01/2018 to 12/31/2018	$11.38372	$10.44127	0
01/01/2019 to 12/31/2019	$10.44127	$11.89437	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00679	$9.98227	2,155
01/01/2011 to 12/31/2011	$9.98227	$9.88577	1,471
01/01/2012 to 12/31/2012	$9.88577	$10.02316	1,045
01/01/2013 to 12/31/2013	$10.02316	$9.49640	188
01/01/2014 to 12/31/2014	$9.49640	$9.18823	750
01/01/2015 to 12/31/2015	$9.18823	$8.94177	527
01/01/2016 to 12/31/2016	$8.94177	$8.80255	0
01/01/2017 to 12/31/2017	$8.80255	$8.67129	0
01/01/2018 to 12/31/2018	$8.67129	$8.45917	0
01/01/2019 to 12/31/2019	$8.45917	$8.57125	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00572	$10.25235	2,432
01/01/2011 to 12/31/2011	$10.25235	$10.24571	1,698
01/01/2012 to 12/31/2012	$10.24571	$10.84736	1,140
01/01/2013 to 12/31/2013	$10.84736	$10.31254	203
01/01/2014 to 12/31/2014	$10.31254	$10.41028	786
01/01/2015 to 12/31/2015	$10.41028	$9.86990	556
01/01/2016 to 12/31/2016	$9.86990	$9.96394	87
01/01/2017 to 12/31/2017	$9.96394	$10.07183	0
01/01/2018 to 12/31/2018	$10.07183	$9.68847	0
01/01/2019 to 12/31/2019	$9.68847	$10.24897	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99737	$10.52727	0
01/01/2011 to 12/31/2011	$10.52727	$11.82506	0
01/01/2012 to 12/31/2012	$11.82506	$12.12285	0
01/01/2013 to 12/31/2013	$12.12285	$11.17367	0
01/01/2014 to 12/31/2014	$11.17367	$11.28314	0
01/01/2015 to 12/31/2015	$11.28314	$11.04471	0
01/01/2016 to 12/31/2016	$11.04471	$10.85241	0
01/01/2017 to 12/31/2017	$10.85241	$10.59133	0
01/01/2018 to 12/31/2018	$10.59133	$10.31393	7,609
01/01/2019 to 12/31/2019	$10.31393	$10.12911	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00819	$10.55776	0
01/01/2011 to 12/31/2011	$10.55776	$12.13573	0
01/01/2012 to 12/31/2012	$12.13573	$12.49550	0
01/01/2013 to 12/31/2013	$12.49550	$11.31330	9,397
01/01/2014 to 12/31/2014	$11.31330	$11.63180	4,869
01/01/2015 to 12/31/2015	$11.63180	$11.43742	0
01/01/2016 to 12/31/2016	$11.43742	$11.29468	0
01/01/2017 to 12/31/2017	$11.29468	$11.03665	0
01/01/2018 to 12/31/2018	$11.03665	$10.71838	0
01/01/2019 to 12/31/2019	$10.71838	$10.74404	0

A-59

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00713	$10.65842	0
01/01/2011 to 12/31/2011	$10.65842	$12.41931	11,924
01/01/2012 to 12/31/2012	$12.41931	$12.84452	16,207
01/01/2013 to 12/31/2013	$12.84452	$11.56894	15,170
01/01/2014 to 12/31/2014	$11.56894	$12.06517	41,437
01/01/2015 to 12/31/2015	$12.06517	$11.89357	22,465
01/01/2016 to 12/31/2016	$11.89357	$11.75410	10,369
01/01/2017 to 12/31/2017	$11.75410	$11.56472	9,208
01/01/2018 to 12/31/2018	$11.56472	$11.20611	7,028
01/01/2019 to 12/31/2019	$11.20611	$11.40313	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99737	$11.85586	7,595
01/01/2012 to 12/31/2012	$11.85586	$12.15317	12,812
01/01/2013 to 12/31/2013	$12.15317	$10.62314	0
01/01/2014 to 12/31/2014	$10.62314	$11.35541	0
01/01/2015 to 12/31/2015	$11.35541	$11.22823	22,088
01/01/2016 to 12/31/2016	$11.22823	$11.07402	48,071
01/01/2017 to 12/31/2017	$11.07402	$10.89441	0
01/01/2018 to 12/31/2018	$10.89441	$10.53380	0
01/01/2019 to 12/31/2019	$10.53380	$10.80299	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99650	$10.25578	0
01/01/2013 to 12/31/2013	$10.25578	$8.91959	10,656
01/01/2014 to 12/31/2014	$8.91959	$9.72877	5,661
01/01/2015 to 12/31/2015	$9.72877	$9.67746	0
01/01/2016 to 12/31/2016	$9.67746	$9.55238	0
01/01/2017 to 12/31/2017	$9.55238	$9.40918	0
01/01/2018 to 12/31/2018	$9.40918	$9.08719	0
01/01/2019 to 12/31/2019	$9.08719	$9.37381	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99825	$8.62908	0
01/01/2014 to 12/31/2014	$8.62908	$9.57675	0
01/01/2015 to 12/31/2015	$9.57675	$9.53855	0
01/01/2016 to 12/31/2016	$9.53855	$9.41489	0
01/01/2017 to 12/31/2017	$9.41489	$9.27257	11,822
01/01/2018 to 12/31/2018	$9.27257	$8.92111	57,067
01/01/2019 to 12/31/2019	$8.92111	$9.32756	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99825	$11.14753	0
01/01/2015 to 12/31/2015	$11.14753	$11.01217	6,122
01/01/2016 to 12/31/2016	$11.01217	$10.92980	287
01/01/2017 to 12/31/2017	$10.92980	$10.78007	283
01/01/2018 to 12/31/2018	$10.78007	$10.36186	279
01/01/2019 to 12/31/2019	$10.36186	$10.91037	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99825	$9.80127	0
01/01/2016 to 12/31/2016	$9.80127	$9.69045	7,431
01/01/2017 to 12/31/2017	$9.69045	$9.61317	0
01/01/2018 to 12/31/2018	$9.61317	$9.21195	0
01/01/2019 to 12/31/2019	$9.21195	$9.81656	13,237
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99650	$9.74396	0
01/01/2017 to 12/31/2017	$9.74396	$9.69119	0
01/01/2018 to 12/31/2018	$9.69119	$9.26602	0
01/01/2019 to 12/31/2019	$9.26602	$9.93319	0

A-60

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99649	$9.89908	0
01/01/2018 to 12/31/2018	$9.89908	$9.38857	0
01/01/2019 to 12/31/2019	$9.38857	$10.14667	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99649	$9.52837	0
01/01/2019 to 12/31/2019	$9.52837	$10.36303	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99825	$11.07976	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97654	$10.72680	27,750
01/01/2011 to 12/31/2011	$10.72680	$10.13738	18,154
01/01/2012 to 12/31/2012	$10.13738	$11.16475	9,229
01/01/2013 to 12/31/2013	$11.16475	$13.26563	30,882
01/01/2014 to 12/31/2014	$13.26563	$13.74641	16,527
01/01/2015 to 12/31/2015	$13.74641	$13.38443	1,807
01/01/2016 to 12/31/2016	$13.38443	$13.85011	192
01/01/2017 to 12/31/2017	$13.85011	$15.81507	22,550
01/01/2018 to 12/31/2018	$15.81507	$14.36188	7,196
01/01/2019 to 12/31/2019	$14.36188	$17.00410	4,135
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99737	$11.51098	0
01/01/2014 to 12/31/2014	$11.51098	$12.66567	0
01/01/2015 to 12/31/2015	$12.66567	$11.82849	0
01/01/2016 to 12/31/2016	$11.82849	$13.16319	58
01/01/2017 to 12/31/2017	$13.16319	$15.09627	0
01/01/2018 to 12/31/2018	$15.09627	$13.92138	0
01/01/2019 to 12/31/2019	$13.92138	$17.66691	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96904	$11.43200	0
01/01/2011 to 12/31/2011	$11.43200	$10.51446	0
01/01/2012 to 12/31/2012	$10.51446	$12.91218	0
01/01/2013 to 12/31/2013	$12.91218	$13.04918	0
01/01/2014 to 12/31/2014	$13.04918	$14.39780	0
01/01/2015 to 12/31/2015	$14.39780	$13.93169	0
01/01/2016 to 12/31/2016	$13.93169	$13.61488	37
01/01/2017 to 12/31/2017	$13.61488	$14.62278	0
01/01/2018 to 12/31/2018	$14.62278	$13.49264	0
01/01/2019 to 12/31/2019	$13.49264	$16.35112	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95876	$11.67022	0
01/01/2011 to 12/31/2011	$11.67022	$12.04822	0
01/01/2012 to 12/31/2012	$12.04822	$13.45895	0
01/01/2013 to 12/31/2013	$13.45895	$13.44334	0
01/01/2014 to 12/31/2014	$13.44334	$17.04517	0
01/01/2015 to 12/31/2015	$17.04517	$17.30801	0
01/01/2016 to 12/31/2016	$17.30801	$17.57156	0
01/01/2017 to 12/31/2017	$17.57156	$18.08260	0
01/01/2018 to 12/31/2018	$18.08260	$16.67719	0
01/01/2019 to 12/31/2019	$16.67719	$21.19416	0

A-61

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97485	$10.90682	24,028
01/01/2011 to 12/31/2011	$10.90682	$10.40498	9,697
01/01/2012 to 12/31/2012	$10.40498	$11.14830	5,678
01/01/2013 to 12/31/2013	$11.14830	$12.39086	2,534
01/01/2014 to 12/31/2014	$12.39086	$12.37866	2,247
01/01/2015 to 12/31/2015	$12.37866	$12.10752	1,958
01/01/2016 to 12/31/2016	$12.10752	$12.22585	1,891
01/01/2017 to 12/31/2017	$12.22585	$13.79241	1,468
01/01/2018 to 12/31/2018	$13.79241	$12.32110	696
01/01/2019 to 12/31/2019	$12.32110	$14.31969	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98711	$10.59691	2,695
01/01/2011 to 12/31/2011	$10.59691	$10.21172	1,268
01/01/2012 to 12/31/2012	$10.21172	$10.89125	777
01/01/2013 to 12/31/2013	$10.89125	$11.58416	251
01/01/2014 to 12/31/2014	$11.58416	$11.67265	263
01/01/2015 to 12/31/2015	$11.67265	$11.20207	219
01/01/2016 to 12/31/2016	$11.20207	$11.42036	169
01/01/2017 to 12/31/2017	$11.42036	$12.42047	141
01/01/2018 to 12/31/2018	$12.42047	$11.17817	88
01/01/2019 to 12/31/2019	$11.17817	$12.56062	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96400	$11.37837	376
01/01/2011 to 12/31/2011	$11.37837	$11.16407	209
01/01/2012 to 12/31/2012	$11.16407	$12.50818	153
01/01/2013 to 12/31/2013	$12.50818	$16.81634	20
01/01/2014 to 12/31/2014	$16.81634	$17.45893	72
01/01/2015 to 12/31/2015	$17.45893	$15.97981	51
01/01/2016 to 12/31/2016	$15.97981	$19.24072	0
01/01/2017 to 12/31/2017	$19.24072	$20.90771	0
01/01/2018 to 12/31/2018	$20.90771	$17.39778	0
01/01/2019 to 12/31/2019	$17.39778	$20.66399	0
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99738	$9.74705	131
01/01/2011 to 12/31/2011	$9.74705	$9.44271	80
01/01/2012 to 12/31/2012	$9.44271	$9.14536	67
01/01/2013 to 12/31/2013	$9.14536	$8.85729	12
01/01/2014 to 12/31/2014	$8.85729	$8.57829	48
01/01/2015 to 12/31/2015	$8.57829	$8.30811	34
01/01/2016 to 12/31/2016	$8.30811	$8.04709	0
01/01/2017 to 12/31/2017	$8.04709	$7.82095	0
01/01/2018 to 12/31/2018	$7.82095	$7.67176	0
01/01/2019 to 12/31/2019	$7.67176	$7.55577	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98334	$10.65785	0
01/01/2011 to 12/31/2011	$10.65785	$10.65035	0
01/01/2012 to 12/31/2012	$10.65035	$11.74530	0
01/01/2013 to 12/31/2013	$11.74530	$12.19214	0
01/01/2014 to 12/31/2014	$12.19214	$12.11018	0
01/01/2015 to 12/31/2015	$12.11018	$11.31073	0
01/01/2016 to 12/31/2016	$11.31073	$12.64201	60
01/01/2017 to 12/31/2017	$12.64201	$13.15977	0
01/01/2018 to 12/31/2018	$13.15977	$12.48983	0
01/01/2019 to 12/31/2019	$12.48983	$13.94714	0

A-62

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98936	$10.51537	0
01/01/2011 to 12/31/2011	$10.51537	$9.75858	0
01/01/2012 to 12/31/2012	$9.75858	$11.04666	0
01/01/2013 to 12/31/2013	$11.04666	$14.96355	0
01/01/2014 to 12/31/2014	$14.96355	$16.48441	0
01/01/2015 to 12/31/2015	$16.48441	$14.71393	0
01/01/2016 to 12/31/2016	$14.71393	$17.08576	0
01/01/2017 to 12/31/2017	$17.08576	$19.72538	0
01/01/2018 to 12/31/2018	$19.72538	$16.39725	0
01/01/2019 to 12/31/2019	$16.39725	$20.56946	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92820	$11.14735	0
01/01/2011 to 12/31/2011	$11.14735	$9.40131	0
01/01/2012 to 12/31/2012	$9.40131	$10.95911	0
01/01/2013 to 12/31/2013	$10.95911	$12.63676	0
01/01/2014 to 12/31/2014	$12.63676	$11.56240	0
01/01/2015 to 12/31/2015	$11.56240	$11.55075	0
01/01/2016 to 12/31/2016	$11.55075	$10.76507	0
01/01/2017 to 12/31/2017	$10.76507	$14.12092	0
01/01/2018 to 12/31/2018	$14.12092	$11.85060	0
01/01/2019 to 12/31/2019	$11.85060	$15.16291	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92807	$10.69064	0
01/01/2011 to 12/31/2011	$10.69064	$9.05485	0
01/01/2012 to 12/31/2012	$9.05485	$10.23161	0
01/01/2013 to 12/31/2013	$10.23161	$11.83862	0
01/01/2014 to 12/31/2014	$11.83862	$10.69691	0
01/01/2015 to 12/31/2015	$10.69691	$10.44453	0
01/01/2016 to 12/31/2016	$10.44453	$10.17497	0
01/01/2017 to 12/31/2017	$10.17497	$12.10376	0
01/01/2018 to 12/31/2018	$12.10376	$9.82897	0
01/01/2019 to 12/31/2019	$9.82897	$11.42540	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97561	$10.76623	0
01/01/2011 to 12/31/2011	$10.76623	$10.36828	0
01/01/2012 to 12/31/2012	$10.36828	$11.40513	0
01/01/2013 to 12/31/2013	$11.40513	$12.84435	0
01/01/2014 to 12/31/2014	$12.84435	$13.23152	282
01/01/2015 to 12/31/2015	$13.23152	$12.68054	63
01/01/2016 to 12/31/2016	$12.68054	$12.92284	6
01/01/2017 to 12/31/2017	$12.92284	$14.63929	5
01/01/2018 to 12/31/2018	$14.63929	$13.13060	5
01/01/2019 to 12/31/2019	$13.13060	$15.18801	0
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92072	$10.45502	0
01/01/2011 to 12/31/2011	$10.45502	$9.19945	0
01/01/2012 to 12/31/2012	$9.19945	$10.86116	0
01/01/2013 to 12/31/2013	$10.86116	$12.13498	0
01/01/2014 to 12/31/2014	$12.13498	$11.00451	0
01/01/2015 to 12/31/2015	$11.00451	$10.35987	0
01/01/2016 to 12/31/2016	$10.35987	$10.22824	48
01/01/2017 to 12/31/2017	$10.22824	$12.84275	0
01/01/2018 to 12/31/2018	$12.84275	$10.26330	0
01/01/2019 to 12/31/2019	$10.26330	$12.64601	0

A-63

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99737	$10.48468	11,371
01/01/2011 to 12/31/2011	$10.48468	$10.17871	4,894
01/01/2012 to 12/31/2012	$10.17871	$10.91416	4,562
01/01/2013 to 12/31/2013	$10.91416	$11.73675	991
01/01/2014 to 12/31/2014	$11.73675	$11.98646	132
01/01/2015 to 12/31/2015	$11.98646	$11.58773	110
01/01/2016 to 12/31/2016	$11.58773	$11.65435	85
01/01/2017 to 12/31/2017	$11.65435	$12.65884	70
01/01/2018 to 12/31/2018	$12.65884	$11.62946	44
01/01/2019 to 12/31/2019	$11.62946	$12.90862	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97022	$10.67165	0
01/01/2011 to 12/31/2011	$10.67165	$10.40451	0
01/01/2012 to 12/31/2012	$10.40451	$11.60652	0
01/01/2013 to 12/31/2013	$11.60652	$15.34338	0
01/01/2014 to 12/31/2014	$15.34338	$16.27245	0
01/01/2015 to 12/31/2015	$16.27245	$17.43591	0
01/01/2016 to 12/31/2016	$17.43591	$16.64068	0
01/01/2017 to 12/31/2017	$16.64068	$21.89333	0
01/01/2018 to 12/31/2018	$21.89333	$20.85822	0
01/01/2019 to 12/31/2019	$20.85822	$26.78744	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99147	$11.19566	0
01/01/2011 to 12/31/2011	$11.19566	$10.74445	353
01/01/2012 to 12/31/2012	$10.74445	$11.68176	0
01/01/2013 to 12/31/2013	$11.68176	$15.45619	0
01/01/2014 to 12/31/2014	$15.45619	$16.55452	0
01/01/2015 to 12/31/2015	$16.55452	$17.64790	0
01/01/2016 to 12/31/2016	$17.64790	$18.04653	0
01/01/2017 to 12/31/2017	$18.04653	$23.24635	0
01/01/2018 to 12/31/2018	$23.24635	$21.90483	0
01/01/2019 to 12/31/2019	$21.90483	$27.92551	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98650	$10.78896	991
01/01/2011 to 12/31/2011	$10.78896	$10.12224	580
01/01/2012 to 12/31/2012	$10.12224	$12.06520	432
01/01/2013 to 12/31/2013	$12.06520	$14.91450	59
01/01/2014 to 12/31/2014	$14.91450	$14.96908	224
01/01/2015 to 12/31/2015	$14.96908	$14.28508	150
01/01/2016 to 12/31/2016	$14.28508	$14.82022	85
01/01/2017 to 12/31/2017	$14.82022	$17.77709	0
01/01/2018 to 12/31/2018	$17.77709	$15.56942	0
01/01/2019 to 12/31/2019	$15.56942	$19.59631	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99738	$10.21676	246
01/01/2013 to 12/31/2013	$10.21676	$11.76661	37
01/01/2014 to 12/31/2014	$11.76661	$11.98155	138
01/01/2015 to 12/31/2015	$11.98155	$11.46006	96
01/01/2016 to 12/31/2016	$11.46006	$11.57977	0
01/01/2017 to 12/31/2017	$11.57977	$13.06583	0
01/01/2018 to 12/31/2018	$13.06583	$11.60497	0
01/01/2019 to 12/31/2019	$11.60497	$13.79790	0

A-64

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99737	$10.76474	0
01/01/2011 to 12/31/2011	$10.76474	$10.36420	0
01/01/2012 to 12/31/2012	$10.36420	$11.75204	0
01/01/2013 to 12/31/2013	$11.75204	$15.55998	0
01/01/2014 to 12/31/2014	$15.55998	$16.38243	0
01/01/2015 to 12/31/2015	$16.38243	$17.01338	0
01/01/2016 to 12/31/2016	$17.01338	$16.79369	0
01/01/2017 to 12/31/2017	$16.79369	$21.26145	0
01/01/2018 to 12/31/2018	$21.26145	$21.03047	0
01/01/2019 to 12/31/2019	$21.03047	$28.06318	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99738	$10.13876	0
01/01/2013 to 12/31/2013	$10.13876	$13.20767	0
01/01/2014 to 12/31/2014	$13.20767	$14.09866	0
01/01/2015 to 12/31/2015	$14.09866	$13.55576	0
01/01/2016 to 12/31/2016	$13.55576	$14.89519	77
01/01/2017 to 12/31/2017	$14.89519	$16.92909	0
01/01/2018 to 12/31/2018	$16.92909	$14.72878	0
01/01/2019 to 12/31/2019	$14.72878	$18.45123	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01869	$11.30416	0
01/01/2011 to 12/31/2011	$11.30416	$10.62257	0
01/01/2012 to 12/31/2012	$10.62257	$12.30522	0
01/01/2013 to 12/31/2013	$12.30522	$15.75435	0
01/01/2014 to 12/31/2014	$15.75435	$17.01694	0
01/01/2015 to 12/31/2015	$17.01694	$15.54377	0
01/01/2016 to 12/31/2016	$15.54377	$15.30299	33
01/01/2017 to 12/31/2017	$15.30299	$18.83796	0
01/01/2018 to 12/31/2018	$18.83796	$17.44791	0
01/01/2019 to 12/31/2019	$17.44791	$21.99411	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98992	$11.12480	500
01/01/2011 to 12/31/2011	$11.12480	$10.50718	288
01/01/2012 to 12/31/2012	$10.50718	$11.91859	214
01/01/2013 to 12/31/2013	$11.91859	$16.39249	27
01/01/2014 to 12/31/2014	$16.39249	$18.13850	95
01/01/2015 to 12/31/2015	$18.13850	$16.57674	64
01/01/2016 to 12/31/2016	$16.57674	$18.98287	55
01/01/2017 to 12/31/2017	$18.98287	$20.92204	0
01/01/2018 to 12/31/2018	$20.92204	$16.92775	0
01/01/2019 to 12/31/2019	$16.92775	$19.83988	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93785	$11.56130	340
01/01/2011 to 12/31/2011	$11.56130	$8.92749	235
01/01/2012 to 12/31/2012	$8.92749	$10.19595	190
01/01/2013 to 12/31/2013	$10.19595	$9.89682	32
01/01/2014 to 12/31/2014	$9.89682	$9.13606	124
01/01/2015 to 12/31/2015	$9.13606	$7.36806	107
01/01/2016 to 12/31/2016	$7.36806	$8.01867	0
01/01/2017 to 12/31/2017	$8.01867	$9.81562	0
01/01/2018 to 12/31/2018	$9.81562	$8.16949	0
01/01/2019 to 12/31/2019	$8.16949	$8.96834	0

A-65

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98834	$10.49355	13,064
01/01/2011 to 12/31/2011	$10.49355	$10.26483	6,907
01/01/2012 to 12/31/2012	$10.26483	$10.97220	6,482
01/01/2013 to 12/31/2013	$10.97220	$11.60552	1,325
01/01/2014 to 12/31/2014	$11.60552	$11.88912	277
01/01/2015 to 12/31/2015	$11.88912	$11.53114	190
01/01/2016 to 12/31/2016	$11.53114	$11.78586	0
01/01/2017 to 12/31/2017	$11.78586	$12.57212	0
01/01/2018 to 12/31/2018	$12.57212	$11.82817	0
01/01/2019 to 12/31/2019	$11.82817	$13.14425	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01729	$10.04397	0
01/01/2012 to 12/31/2012	$10.04397	$10.41863	0
01/01/2013 to 12/31/2013	$10.41863	$9.85712	0
01/01/2014 to 12/31/2014	$9.85712	$10.12523	0
01/01/2015 to 12/31/2015	$10.12523	$9.77997	0
01/01/2016 to 12/31/2016	$9.77997	$9.87140	0
01/01/2017 to 12/31/2017	$9.87140	$10.10349	0
01/01/2018 to 12/31/2018	$10.10349	$9.70401	0
01/01/2019 to 12/31/2019	$9.70401	$10.31518	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96236	$11.39622	16,090
01/01/2011 to 12/31/2011	$11.39622	$10.35183	13,018
01/01/2012 to 12/31/2012	$10.35183	$11.32062	6,201
01/01/2013 to 12/31/2013	$11.32062	$12.83083	31,265
01/01/2014 to 12/31/2014	$12.83083	$13.56962	16,965
01/01/2015 to 12/31/2015	$13.56962	$13.06160	2,233
01/01/2016 to 12/31/2016	$13.06160	$13.92818	190
01/01/2017 to 12/31/2017	$13.92818	$15.66228	22,711
01/01/2018 to 12/31/2018	$15.66228	$14.01410	7,283
01/01/2019 to 12/31/2019	$14.01410	$16.17576	4,148
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99737	$10.78463	0
01/01/2011 to 12/31/2011	$10.78463	$10.80665	0
01/01/2012 to 12/31/2012	$10.80665	$12.43379	0
01/01/2013 to 12/31/2013	$12.43379	$15.94737	0
01/01/2014 to 12/31/2014	$15.94737	$18.10374	0
01/01/2015 to 12/31/2015	$18.10374	$18.07342	0
01/01/2016 to 12/31/2016	$18.07342	$20.10441	0
01/01/2017 to 12/31/2017	$20.10441	$23.80597	0
01/01/2018 to 12/31/2018	$23.80597	$21.15761	0
01/01/2019 to 12/31/2019	$21.15761	$25.50457	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99737	$8.80844	0
01/01/2012 to 12/31/2012	$8.80844	$9.65293	0
01/01/2013 to 12/31/2013	$9.65293	$11.44298	0
01/01/2014 to 12/31/2014	$11.44298	$11.80295	0
01/01/2015 to 12/31/2015	$11.80295	$11.44835	0
01/01/2016 to 12/31/2016	$11.44835	$11.78964	0
01/01/2017 to 12/31/2017	$11.78964	$13.49652	0
01/01/2018 to 12/31/2018	$13.49652	$12.21584	0
01/01/2019 to 12/31/2019	$12.21584	$14.33987	0

A-66

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97070	$12.03897	0
01/01/2011 to 12/31/2011	$12.03897	$10.13136	0
01/01/2012 to 12/31/2012	$10.13136	$11.78127	0
01/01/2013 to 12/31/2013	$11.78127	$16.06720	0
01/01/2014 to 12/31/2014	$16.06720	$16.32992	0
01/01/2015 to 12/31/2015	$16.32992	$16.02650	0
01/01/2016 to 12/31/2016	$16.02650	$16.71805	0
01/01/2017 to 12/31/2017	$16.71805	$20.67699	0
01/01/2018 to 12/31/2018	$20.67699	$17.85053	0
01/01/2019 to 12/31/2019	$17.85053	$23.59564	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95975	$12.49444	0
01/01/2011 to 12/31/2011	$12.49444	$11.98301	0
01/01/2012 to 12/31/2012	$11.98301	$13.01781	0
01/01/2013 to 12/31/2013	$13.01781	$17.04271	0
01/01/2014 to 12/31/2014	$17.04271	$17.13614	0
01/01/2015 to 12/31/2015	$17.13614	$16.72668	0
01/01/2016 to 12/31/2016	$16.72668	$18.15753	0
01/01/2017 to 12/31/2017	$18.15753	$21.79342	0
01/01/2018 to 12/31/2018	$21.79342	$19.32932	0
01/01/2019 to 12/31/2019	$19.32932	$24.35913	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96318	$11.35515	0
01/01/2011 to 12/31/2011	$11.35515	$10.34059	0
01/01/2012 to 12/31/2012	$10.34059	$11.83297	0
01/01/2013 to 12/31/2013	$11.83297	$15.74681	0
01/01/2014 to 12/31/2014	$15.74681	$16.05425	0
01/01/2015 to 12/31/2015	$16.05425	$14.87830	0
01/01/2016 to 12/31/2016	$14.87830	$18.61937	0
01/01/2017 to 12/31/2017	$18.61937	$19.35947	0
01/01/2018 to 12/31/2018	$19.35947	$15.54508	0
01/01/2019 to 12/31/2019	$15.54508	$18.36466	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99106	$10.58861	7,496
01/01/2011 to 12/31/2011	$10.58861	$10.45913	3,445
01/01/2012 to 12/31/2012	$10.45913	$11.49622	3,182
01/01/2013 to 12/31/2013	$11.49622	$13.00841	4,892
01/01/2014 to 12/31/2014	$13.00841	$13.33947	3,589
01/01/2015 to 12/31/2015	$13.33947	$12.92472	2,545
01/01/2016 to 12/31/2016	$12.92472	$13.46301	1,879
01/01/2017 to 12/31/2017	$13.46301	$15.04923	2,165
01/01/2018 to 12/31/2018	$15.04923	$13.79622	5
01/01/2019 to 12/31/2019	$13.79622	$16.14690	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96995	$11.02841	491
01/01/2011 to 12/31/2011	$11.02841	$10.50050	279
01/01/2012 to 12/31/2012	$10.50050	$11.95726	213
01/01/2013 to 12/31/2013	$11.95726	$16.67945	26
01/01/2014 to 12/31/2014	$16.67945	$17.50218	95
01/01/2015 to 12/31/2015	$17.50218	$18.57542	60
01/01/2016 to 12/31/2016	$18.57542	$18.47720	48
01/01/2017 to 12/31/2017	$18.47720	$24.67755	0
01/01/2018 to 12/31/2018	$24.67755	$24.81985	0
01/01/2019 to 12/31/2019	$24.81985	$30.82413	0

A-67

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98498	$10.56426	0
01/01/2011 to 12/31/2011	$10.56426	$10.18166	0
01/01/2012 to 12/31/2012	$10.18166	$11.18177	0
01/01/2013 to 12/31/2013	$11.18177	$14.57981	0
01/01/2014 to 12/31/2014	$14.57981	$14.34034	0
01/01/2015 to 12/31/2015	$14.34034	$13.04632	0
01/01/2016 to 12/31/2016	$13.04632	$13.41071	0
01/01/2017 to 12/31/2017	$13.41071	$15.13969	0
01/01/2018 to 12/31/2018	$15.13969	$13.23649	0
01/01/2019 to 12/31/2019	$13.23649	$16.14876	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85862	$11.36484	255
01/01/2011 to 12/31/2011	$11.36484	$9.36523	153
01/01/2012 to 12/31/2012	$9.36523	$9.39764	132
01/01/2013 to 12/31/2013	$9.39764	$10.50156	21
01/01/2014 to 12/31/2014	$10.50156	$9.32020	81
01/01/2015 to 12/31/2015	$9.32020	$7.28845	70
01/01/2016 to 12/31/2016	$7.28845	$8.79718	0
01/01/2017 to 12/31/2017	$8.79718	$9.39912	0
01/01/2018 to 12/31/2018	$9.39912	$7.58564	0
01/01/2019 to 12/31/2019	$7.58564	$8.58587	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97905	$10.21091	974
01/01/2011 to 12/31/2011	$10.21091	$10.29784	580
01/01/2012 to 12/31/2012	$10.29784	$10.49398	468
01/01/2013 to 12/31/2013	$10.49398	$9.78192	87
01/01/2014 to 12/31/2014	$9.78192	$9.52645	335
01/01/2015 to 12/31/2015	$9.52645	$8.80021	249
01/01/2016 to 12/31/2016	$8.80021	$8.89518	85
01/01/2017 to 12/31/2017	$8.89518	$8.79158	0
01/01/2018 to 12/31/2018	$8.79158	$8.68333	0
01/01/2019 to 12/31/2019	$8.68333	$8.54454	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98763	$11.38945	0
01/01/2011 to 12/31/2011	$11.38945	$10.65051	0
01/01/2012 to 12/31/2012	$10.65051	$12.21345	0
01/01/2013 to 12/31/2013	$12.21345	$15.66336	0
01/01/2014 to 12/31/2014	$15.66336	$17.44083	0
01/01/2015 to 12/31/2015	$17.44083	$15.77511	0
01/01/2016 to 12/31/2016	$15.77511	$17.41792	0
01/01/2017 to 12/31/2017	$17.41792	$19.99712	0
01/01/2018 to 12/31/2018	$19.99712	$16.16346	0
01/01/2019 to 12/31/2019	$16.16346	$18.65141	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99737	$8.74653	0
01/01/2012 to 12/31/2012	$8.74653	$9.40289	0
01/01/2013 to 12/31/2013	$9.40289	$10.97393	0
01/01/2014 to 12/31/2014	$10.97393	$11.21329	253
01/01/2015 to 12/31/2015	$11.21329	$10.79129	35,344
01/01/2016 to 12/31/2016	$10.79129	$11.13416	20,500
01/01/2017 to 12/31/2017	$11.13416	$12.25037	5
01/01/2018 to 12/31/2018	$12.25037	$11.26957	5
01/01/2019 to 12/31/2019	$11.26957	$13.15811	0

A-68

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99737	$10.29910	1,222
01/01/2011 to 12/31/2011	$10.29910	$10.57630	771
01/01/2012 to 12/31/2012	$10.57630	$11.04691	557
01/01/2013 to 12/31/2013	$11.04691	$10.53917	99
01/01/2014 to 12/31/2014	$10.53917	$10.94180	374
01/01/2015 to 12/31/2015	$10.94180	$10.72817	257
01/01/2016 to 12/31/2016	$10.72817	$10.92621	79
01/01/2017 to 12/31/2017	$10.92621	$11.25054	0
01/01/2018 to 12/31/2018	$11.25054	$10.64750	0
01/01/2019 to 12/31/2019	$10.64750	$11.58065	0
*Denotes the start date of these sub-accounts

A-69

APPENDIX B – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN
CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
California
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available. Medically-Related Surrender is not available. For the California annuity forms, “contingent deferred sales charges” are referred to as “surrender charges”.

Connecticut
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available. Different CDSC schedule for X Series. No recapture of Purchase Credits upon death. For Annuities purchased on or after August 20, 2012, the Liquidity Factor used in the MVA and DCA formulas equals zero (0).
The CDSC Schedule for X Series Annuities in Connecticut is as follows:

Age of Purchase Payment being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
Less than one year old	9.0%
1 year old or older, but not yet 2 years old	8.50%
2 years old or older, but not yet 3 years old	8.0%
3 years old or older, but not yet 4 years old	8.0%
4 years old or older, but not yet 5 years old	7.75%
5 years old or older, but not yet 6 years old	7.75%
6 years old or older, but not yet 7 years old	5.0%
7 years old or older, but not yet 8 years old	4.0%
8 years old or older, but not yet 9 years old	2.5%
9 or more years old	0.0%

Florida
One year waiting period for annuitization. With respect to those who are 65 years or older on the date of purchase, in no event will the Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.

Illinois	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Iowa	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Massachusetts
The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit. Medically-Related Surrenders are not available.

Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
Oregon	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
South Dakota	Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available.
Texas	No MVA Options are available under the X Series Annuity. The Beneficiary Annuity is not available.
Virginia	Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available.
Washington
Combination 5% Roll-up and Highest Anniversary Value Death Benefit is not available. Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available.

B-1

APPENDIX C – HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT, HIGHEST DAILY
LIFETIME® 6 PLUS INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR, AND
SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT – NO LONGER AVAILABLE
FOR NEW ELECTIONS
These benefits were offered March 15, 2010 to January 23, 2011.
Except for Annuities that were issued in Oregon, effective September 14, 2012, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
Highest Daily Lifetime 6 Plus Income Benefit (HD 6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available.
If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
In the rider for this benefit, we use slightly different terms for the calculation described. We use the term “Guaranteed Base Value” to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.
This means that: if you do not take a Lifetime Withdrawal on or before the 10th benefit anniversary, your Protected Withdrawal Value on the 10th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th benefit anniversary, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under Highest Daily Lifetime 6 Plus
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 4% for ages 45 – less than 59  1/2; 5% for ages 59  1/2 – 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183rd day after his/her 59th birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59  1/2; 5% for ages 59  1/2 – 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities that were issued in Oregon, effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus benefit. For Annuities issued in Oregon, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2; 5% for ages 59  1/2 – 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2010

▪	Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	The first withdrawal is a Lifetime Withdrawal
Example of dollar-for-dollar reductions
On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0.

The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6

Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC and any applicable MVA) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
The Issue Date is December 1

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 3, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime 6 Plus

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, the Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no

▪
Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

▪
The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either, a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime 6 Plus could be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions.
If you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not have elected Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed);
consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.
How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Unadjusted Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Unadjusted Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. The formula is described below.
As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA MVA Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any applicable Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix J) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

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September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪	September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

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On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪
Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Unadjusted Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Unadjusted Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Unadjusted Account Value, the more the Unadjusted Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Unadjusted Account Value and thus the greater the impact on whether (and how much) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Unadjusted Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019) . For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (HD6 PLUS WITH LIA)
Highest Daily Lifetime 6 Plus with LIA is no longer available. If you have elected this benefit, the benefit guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. You could choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 6 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 6 Plus. Please note that if you terminate Highest Daily Lifetime 6 Plus and elected the Highest Daily Lifetime 6 Plus with LIA you would lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. This benefit may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted and available Investment Option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime 6 Plus above for a description of the predetermined mathematical formula.
Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.
If this benefit is elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
The current charge for this benefit is 1.20% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under Highest Daily Lifetime Income 6 Plus” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
For new issuances of this benefit, we may institute a “cut-off” date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.
Withdrawals in Excess of the LIA Amount. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount (“Excess Income”), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal has exceeded the LIA Amount.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of more than the LIA Amount, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding the LIA Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of more than the LIA Amount, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed the LIA Amount. If you request a net withdrawal, you are more likely to take a withdrawal of more than the LIA Amount than if you request a gross withdrawal.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2 – 79; and 6% for ages 80 and older) to the Purchase Payment (including any associated Purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date.
(Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183rd day after his/her 59th birthday).
The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment (including any associated Purchase Credits).
If the Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities that were issued in Oregon, effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus with LIA. For Annuities issued in Oregon, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Unadjusted Account Value to zero are more than the LIA Amount (except in the case of Required Minimum Distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the LIA Amount in subsequent Annuity Years until the death of the designated life.
Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.
Termination of Highest Daily Lifetime 6 Plus With LIA. The LIA benefit terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)	our receipt of Due Proof of Death of the designated life;

(iv)	the Annuity Date, if Unadjusted Account Value remains on the Annuity Date and an election is made to commence annuity payments prior to the tenth Annuity anniversary;

(v)	the Valuation Day on which each of the Unadjusted Account Value and the Annual Income Amount is zero; or

(vi)	if you cease to meet our requirements for elections of this benefit or if we process a change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
Highest Daily Lifetime 6 Plus with LIA uses the same predetermined mathematical formula used with Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. See the pertinent discussion in Highest Daily Lifetime 6 Plus above.

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
Spousal Highest Daily Lifetime 6 Plus Income Benefit (SHD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for election
If you have elected this benefit, the benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime 6 Plus benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit.
As long as your Spousal Highest Daily Lifetime 6 Plus benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Spousal Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
In the rider for this benefit, as respects the preceding paragraph, we use the term “Guaranteed Base Value” to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.
This means that: if you do not take a Lifetime Withdrawal on or before the 10th Anniversary of the benefit, your Protected Withdrawal Value on the 10th Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th anniversary of the benefit, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities that were issued in Oregon, effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit. For Annuities issued in Oregon, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carryover the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

•	The Issue Date is November 1, 2010

•	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

•	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

•	The first withdrawal is a Lifetime Withdrawal
Example of dollar-for-dollar reductions
On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0.

The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

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This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

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The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

•	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC and any applicable MVA) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

•	The Issue Date is December 1, 2010

•	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011

•	The Unadjusted Account Value at benefit election was $105,000

•	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

•	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit
On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits under Spousal Highest Daily Lifetime 6 Plus

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To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Unadjusted Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

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Please note that if your Unadjusted Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

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Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your

Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)
Charge for Spousal Highest Daily Lifetime 6 Plus
The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other's spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 6 Plus only could be elected if the Owner, Annuitant, and Beneficiary designations were as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
If you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of due proof of death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the annual income amount);

(vi)	both the Unadjusted Account Value and Annual Income amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.
FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, HIGHEST DAILY
LIFETIME 6 PLUS INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR, AND
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
Please see Appendix J: “Formula for Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits.”

APPENDIX D – HIGHEST DAILY LIFETIME® INCOME, HIGHEST DAILY LIFETIME® INCOME
WITH LIA AND SPOUSAL HIGHEST DAILY LIFETIME® INCOME
– NO LONGER AVAILABLE FOR NEW ELECTIONS
These benefits were offered January 24, 2011 to August 19, 2012.
Except for Annuities that were issued in Oregon, for Annuities that have one of these benefits, we currently limit additional Purchase Payments made after the benefit has been in effect for one year (the “benefit anniversary”) to $50,000 each benefit year. The benefit year begins on the date you elect an optional living benefit and continues through and includes the day immediately preceding the first anniversary of the date you elected the optional living benefit. Subsequent benefit years begin on the anniversary of the date you elected an optional living benefit and continue through and include the day immediately preceding the next anniversary of the date you elected the benefit.
Notwithstanding the $50,000 limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

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if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your optional living benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.
HIGHEST DAILY LIFETIME INCOME BENEFIT
Highest Daily Lifetime Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the optional death benefits section of this prospectus).
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.

Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12th benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Key Feature – Annual Income Amount under Highest Daily Lifetime Income
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45 -54 ; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
 Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2011

▪	Highest Daily Lifetime Income is elected on August 1, 2012

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income

▪	The first withdrawal is a Lifetime Withdrawal

Example of dollar-for-dollar reductions
On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (Proportional Reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1

▪	Highest Daily Lifetime Income is elected on September 4

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio	(12.5)%
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

▪
The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
An integral part of Highest Daily Lifetime Income (including Highest Daily Lifetime Income with LIA and Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Unadjusted Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Unadjusted Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix J (and is described below).
As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.
If you are participating in Highest Daily Lifetime Income and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA MVA Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix J) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional

Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

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September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪	September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

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On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪
Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Unadjusted Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Unadjusted Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Unadjusted Account Value, the more the Unadjusted Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Income has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Unadjusted Account Value and thus the greater the impact on whether (and how much) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Unadjusted Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
HIGHEST DAILY LIFETIME INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR
We offer another version of Highest Daily Lifetime Income that we call Highest Daily Lifetime Income with Lifetime Income Accelerator. Highest Daily Lifetime Income with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit at any time.
You may choose Highest Daily Lifetime Income with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Income and you must elect the LIA benefit at the time you elect Highest Daily Lifetime Income. If you elect Highest Daily Lifetime Income without LIA and would like to add the feature later, you must first terminate Highest Daily Lifetime Income and elect Highest Daily Lifetime Income with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income and elect Highest Daily Lifetime Income with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime Income with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-account(s) with this benefit. The income benefit under Highest Daily Lifetime Income with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime Income apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime Income, Highest Daily Lifetime Income with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime Income above for a description of the predetermined mathematical formula.
Highest Daily Lifetime Income with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
If you elect Highest Daily Lifetime Income with LIA, the current charge is 1.30% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.325% of the greater of the prior

Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under Highest Daily Lifetime Income.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under Highest Daily Lifetime Income” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime Income with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime

Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
For new issuances of this benefit, we may institute a “cut-off” date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.
Withdrawals in Excess of the LIA Amount. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount (“Excess Income”), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal has exceeded the LIA Amount.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of more than the LIA Amount, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding the LIA Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of more than the LIA Amount, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed the LIA Amount. If you request a net withdrawal, you are more likely to take a withdrawal of more than the LIA Amount than if you request a gross withdrawal.

No CDSC is applicable to any Lifetime Withdrawal that is less than or equal to the LIA Amount, even if the total amount of such withdrawals in any Annuity Year exceeds any maximum free withdrawal amount described in the Annuity. Such Lifetime Withdrawals are not treated as withdrawals of Purchase Payments. Each withdrawal that is Excess Income is subject to any applicable CDSC if the withdrawal is greater than the Free Withdrawal amount under the Annuity.
Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (3% for ages 45-54; 4% for ages 55 to less than 59  1/2; 5% for ages 59  1/2-84; and 6% for ages 85 or older) to the Purchase Payment (including any associated Purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date.
The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment (including any associated Purchase Credits).
If the Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Unadjusted Account Value to zero are more than the LIA Amount (except in the case of Required Minimum Distributions), Highest Daily Lifetime Income with LIA terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the LIA Amount in subsequent Annuity Years until the death of the designated life.

Annuity Options. In addition to the Highest Daily Lifetime Income annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elect Highest Daily Lifetime Income with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.
Termination of Highest Daily Lifetime Income with LIA. the LIA benefit terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the annuity;

(iii)	our receipt of due proof of death of the designated life;

(iv)	the annuity date, if unadjusted account value remains on the annuity date and an election is made to commence annuity payments prior to the tenth annuity anniversary;

(v)	the valuation day on which each of the unadjusted account value and the annual income amount is zero; or

(vi)	if you cease to meet our requirements for elections of this benefit or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
Highest Daily Lifetime Income with LIA uses the same predetermined mathematical formula used with Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income. See the pertinent discussion in Highest Daily Lifetime Income above.
SPOUSAL HIGHEST DAILY LIFETIME INCOME BENEFIT
Spousal Highest Daily Lifetime Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit.
As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Optional Death Benefits section of this prospectus).
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary of the benefit effective date, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59  1/2, 4.5% for ages 59  1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2011

▪	Spousal Highest Daily Lifetime Income is elected on August 1, 2012

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income

▪	The first withdrawal is a Lifetime Withdrawal
Example of dollar-for-dollar reductions
On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (4.5% of the Highest Daily Value)
October 26, 2012	$119,000.00	$119,000.00	$5,355.00
October 29, 2012	$113,000.00	$113,986.98	$5,129.41
October 30, 2012	$113,000.00	$113,986.98	$5,129.41
October 31, 2012	$119,000.00	$119,000.00	$5,355.00
November 1, 2012	$118,473.00	$119,000.00	$5,355.00

*
In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

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The Unadjusted Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.

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This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

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The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.

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The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year’s Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,355.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 1, 2011

▪	Spousal Highest Daily Lifetime Income is elected on September 4, 2012

▪	The Unadjusted Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income
On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750

Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income

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To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

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Please note that if your Unadjusted Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Spousal Highest Daily Lifetime Income Benefit
The current charge for Spousal Highest Daily Lifetime Income is 0.95% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income above for information regarding this component of the benefit.

Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

APPENDIX E – HIGHEST DAILY LIFETIME® INCOME 2.0, HIGHEST DAILY
LIFETIME® INCOME 2.0 WITH LIFETIME INCOME ACCELERATOR,
SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0, HIGHEST DAILY LIFETIME® INCOME
2.0 WITH HIGHEST DAILY® DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME®
INCOME 2.0 WITH HIGHEST DAILY® DEATH BENEFIT – NO LONGER AVAILABLE
FOR NEW ELECTIONS
These benefits were offered August 20, 2012 to February 24, 2013.
HIGHEST DAILY LIFETIME INCOME 2.0 BENEFIT
Highest Daily Lifetime Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income 2.0, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0.
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income 2.0 is elected on September 4

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017

Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income 2.0

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

▪
The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income 2.0. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income 2.0, other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk to Pruco Life associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits. The formula is not investment advice.

The formula is set forth in Appendix J (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

▪	The amount of time the benefit has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if (and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)	First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2)
Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“VV + VF”) where “VV” is the current Account Value of the elected Sub-accounts of the Annuity, and “VF” is the current Account Value of the elected Fixed Rate Options of the Annuity. We refer to this resulting value as the “Target Ratio” or “R”.

(3)	Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)	If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:

R	=	(L – B)/ (VV + VF)
More specifically, the formula operates as follows:

(1)
We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix J) for that day by 5% and by the applicable Annuity Factor found in Appendix J. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income.

Example (assume the income basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

Target Value (L)	=	$200,000 x 5% x 14.95 = $149,500

(2)
Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (VV + VF).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

Target Ratio (R)	=	($149,500 – 0)/$179,500 = 83.3%

(3)
If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)
In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Unadjusted Account Value.
Other Important Information

▪
The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.

▪
While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.

▪	If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

▪
Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

▪
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

▪	If you are participating in Highest Daily Lifetime Income 2.0 and you are also participating in the 6 or 12 Month DCA Program, the following rules apply:

▪	DCA MVA Options are considered “Permitted Sub-accounts” for purpose of the Target Ratio calculation (“L”) described above.

▪	The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.

▪
The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account . Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.

▪	A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
HIGHEST DAILY LIFETIME INCOME 2.0 BENEFIT WITH LIFETIME INCOME ACCELERATOR
We offer another version of Highest Daily Lifetime Income 2.0 that we call Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator. Highest Daily Lifetime Income 2.0 with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit at any time.
You may choose Highest Daily Lifetime Income 2.0 with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Income 2.0 and you must elect the LIA benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without LIA and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income 2.0 with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime Income 2.0 with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-account(s) with this benefit. The income benefit under Highest Daily Lifetime Income 2.0 with LIA currently is based on a single “designated life” who is between the ages of 50 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime Income 2.0 apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime Income 2.0 above for a description of the predetermined mathematical formula.
Highest Daily Lifetime Income 2.0 with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
If you elect Highest Daily Lifetime Income 2.0 with LIA, the current charge is 1.50% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under Highest Daily Lifetime Income 2.0.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime Income 2.0 with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount After the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
For new issuances of this benefit, we may institute a “cut-off” date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.
Withdrawals in Excess of the LIA Amount. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount (“Excess Income”), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal has exceeded the LIA Amount.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of more than the LIA Amount, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding the LIA Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of more than the LIA Amount, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed the LIA Amount. If you request a net withdrawal, you are more likely to take a withdrawal of more than the LIA Amount than if you request a gross withdrawal.

No CDSC is applicable to any Lifetime Withdrawal that is less than or equal to the LIA Amount, even if the total amount of such withdrawals in any Annuity Year exceeds any maximum free withdrawal amount described in the Annuity. Such Lifetime Withdrawals are not treated as withdrawals of Purchase Payments. Each withdrawal that is Excess Income is subject to any applicable CDSC if the withdrawal is greater than the Free Withdrawal amount under the Annuity.
Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment that we accept, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84; and 6% for ages 85 or older) to the Purchase Payment (including any associated Purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment (including any associated Purchase Credits).
If the Annuity permits additional Purchase Payments, we will monitor additional Purchase Payments and may limit or refuse all or any portion of any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size and timing of additional Purchase Payment(s). Currently, our administrative practice is to monitor each contract and, beginning in the second benefit year, cumulative additional Purchase Payments within any benefit year will be limited to the Unadjusted Account Value at benefit election plus any additional Purchase Payments (including any associated Purchase Credits) made within that first benefit year. Subject to state law, we also reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Unadjusted Account Value to zero are more than the LIA Amount (except in the case of Required Minimum Distributions), Highest Daily Lifetime Income 2.0 with LIA terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the LIA Amount in subsequent Annuity Years until the death of the designated life.
Annuity Options. In addition to the Highest Daily Lifetime Income 2.0 annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elect Highest Daily Lifetime Income 2.0 with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.
Please note that if you elect Highest Daily Lifetime Income 2.0 with LIA, your Account Value is not guaranteed, can fluctuate and may lose value.
Termination of Highest Daily Lifetime Income 2.0 with LIA. The LIA benefit terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)	our receipt of due proof of death of the designated life;

(iv)	the annuity date, if unadjusted account value remains on the annuity date and an election is made to commence annuity payments prior to the tenth annuity anniversary;

(v)	the valuation day on which each of the unadjusted account value and the annual income amount is zero; or

(vi)	if you cease to meet our requirements for elections of this benefit or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
Highest Daily Lifetime Income 2.0 with LIA uses the same predetermined mathematical formula used with Highest Daily Lifetime Income 2.0 and Spousal Highest Daily Lifetime Income 2.0. See the pertinent discussion in Highest Daily Lifetime Income 2.0 above.
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 BENEFIT
Spousal Highest Daily Lifetime Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.0 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.0 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day“), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	00% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime

Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-

up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72

Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (4.5% of the Highest Daily Value)
October 25, 2013	$119,000.00	$119,000.00	$5,355.00
October 29, 2013	$113,000.00	$113,986.98	$5,129.41
October 30, 2013	$113,000.00	$113,986.98	$5,129.41
October 31, 2013	$119,000.00	$119,000.00	$5,355.00
November 1, 2013	$118,473.00	$119,000.00	$5,355.00

*
In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Unadjusted Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.

▪
This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

▪
The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.

▪
The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year’s Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,355.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013

▪	The Unadjusted Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0
On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income 2.0

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for the Spousal Highest Daily Lifetime Income v2.0
The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.
HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT
Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit (“HD DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income 2.0 with HD DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income 2.0 is offered with or without the HD DB component; however, you may only elect HD DB with Highest Daily Lifetime Income 2.0, and you must elect the HD DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HD DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest

Daily Lifetime Income 2.0 with HD DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income 2.0 with HD DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date. As long as your Highest Daily Lifetime Income 2.0 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0 with HD DB (including no payment of the Highest Daily Death Benefit Amount).
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income 2.0 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income 2.0 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0 with HD DB.
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-

for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50-54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0 with HD DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income 2.0 with HD DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Highest Daily Lifetime Income 2.0 with HD DB is elected on August 1, 2013

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HD DB

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00	Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HD DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for Future Annuity Years	$5,921.40	Highest Daily Death Benefit Amount	$107,986.60
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with HD DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above) and the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income 2.0 with HD DB is elected on September 4

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HD DB

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0 with HD DB
On October 3 the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HD DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
12th benefit year Minimum Periodic Value	$183,750.00
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2017	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2017 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Highest Daily Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Daily Death Benefit Amount described below.
Highest Daily Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income 2.0 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)	The Unadjusted Account Value on the current Valuation Day; and

(2)	The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

▪	increased by any Purchase Payments made on the current Valuation Day and,

▪	reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the decedent and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
We will reduce the Highest Daily Death Benefit Amount payable under this benefit by Purchase Credits applied during the period beginning 12 months prior to the decedent’s date of death and ending on the date we receive Due Proof of Death. We may waive, on a non-discriminatory basis, our right to deduct such Purchase Credits.
Please note that the Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income 2.0 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income 2.0 with HD DB

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income 2.0 with HD DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.

▪
Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HD DB, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your

Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income 2.0 with HD DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

▪
The current charge for Highest Daily Lifetime Income 2.0 with HD DB is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0 with HD DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0 with HD DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0 with HD DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income 2.0 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0 with HD DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 with HD DB will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income 2.0 with HD DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HD DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income 2.0 with HD DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HD DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)	when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner (or Annuitant if entity owned);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income 2.0 with HD DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HD DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income 2.0 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT
Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit (“HD DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HD DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
An integral component of Spousal Highest Daily Lifetime Income 2.0 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income 2.0 with HD DB is the spousal version of Highest Daily Lifetime Income 2.0 with HD DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HD DB component; however, you may only elect HD DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HD DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HD DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HD DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income 2.0 with HD DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 with HD DB due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 with HD DB is not available if you elect any other optional living or death benefit.
As long as your Spousal Highest Daily Lifetime Income 2.0 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0 with HD DB.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary of the effective date of the benefit, your Periodic Value on the 12th benefit anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a withdrawal on or before the 12th benefit anniversary of the benefit effective date, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0 with HD DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account

Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income 2.0 with HD DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime

Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 with HD DB is elected on August 1, 2013

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0 with HD DB

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00	Amount of “non” Excess Income	$2,900.00
Account Value immediately before		Account Value immediately before
Excess Income of $2,100	$115,100.00	Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HD DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	Highest Daily Death Benefit Amount	$108,017.64
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 25 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (4.5% of the Highest Daily Value)
October 25, 2013	$119,000.00	$119,000.00	$5,355.00
October 29, 2013	$113,000.00	$113,986.98	$5,129.41
October 30, 2013	$113,000.00	$113,986.98	$5,129.41
October 31, 2013	$119,000.00	$119,000.00	$5,355.00
November 1, 2013	$118,473.00	$119,000.00	$5,355.00

*
In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

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The Unadjusted Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.

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This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

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The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.

▪
The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year’s Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,355.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HD DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above) and the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 with HD DB is elected on September 4, 2013

▪	The Unadjusted Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0 with HD DB

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0 with HD DB
On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HD DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
12th benefit year Minimum Periodic Value	$183,750.00
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Highest Daily Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Daily Death Benefit Amount described below.
Highest Daily Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)	The Unadjusted Account Value on the current Valuation Day; and

(2)	The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

▪	increased by any Purchase Payments made on the current Valuation Day and,

▪	reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
We will reduce the Highest Daily Death Benefit Amount payable under this benefit by Purchase Credits applied during the period beginning 12 months prior to the decedent’s date of death and ending on the date we receive Due Proof of Death. We may waive, on a non-discriminatory basis, our right to deduct such Purchase Credits.
Please note that Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Death Benefit 2.0 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Spousal Highest Daily Lifetime Income 2.0 with HD DB

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 with HD DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.

▪
Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HD DB, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HD DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

▪
Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HD DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.0 with HDDB
The current charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB is 1.60% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.40% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income 2.0 with HD DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HD DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50-79 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HD DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income 2.0 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 with HD DB will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0 with HD DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii)
upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Unadjusted Account Value on the date of death;

(iii)	upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv)	your termination of the benefit;

(v)	your surrender of the Annuity;

(vi)	when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(viii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HD DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income 2.0 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

APPENDIX F: OPTIONAL DEATH BENEFITS
These benefits were offered March 15, 2010 to August 19, 2012.
Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefits are called the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit. Currently, these optional Death Benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. Neither optional Death Benefit is available with the Highest Daily Lifetime Income 2.0 with HD DB, Spousal Highest Daily Lifetime Income 2.0 with HD DB, Highest Daily Lifetime Income 2.0 with LIA, Highest Daily Lifetime Income with LIA or Highest Daily Lifetime 6 Plus with LIA. If you purchase either Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 and withdrawals taken under either reduce your Unadjusted Account Value to zero, your optional Death Benefit will terminate. You may not elect both optional Death Benefits. Investment restrictions apply if you elect either optional Death Benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with each benefit. If subsequent to your election of an optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.
Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit:

▪
The Death Benefit Target Date for both the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.

▪
The Highest Anniversary Value on the Issue Date is equal to your Unadjusted Account Value (including any Purchase Credits, in the case of the X Series). Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity (“Annuity Anniversary”) up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and (b) the Unadjusted Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments (including any associated Purchase Credits) since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.

▪
The Roll-Up Value. The initial Roll-Up Value is equal to the Unadjusted Account Value on the Issue Date of the Annuity. Each day we increase the Roll-up Value, plus the amount of any additional Purchase Payments you make after the effective date of the Death Benefit (including Purchase Credits with respect to the X Series), at the daily equivalent of a 5% annual rate. We stop increasing the Roll-Up Value at the 5% annual rate on the first to occur of the following: (1) the decedent's date of death and (2) the Death Benefit Target Date. After we stop increasing the Roll-Up Value at the 5% annual rate, we continue to increase the Roll-Up Value by the amount of any additional Purchase Payments (including Purchase Credits with respect to the X Series) made after that date.

▪
Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal (including any applicable CDSC and MVA) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value or Roll-Up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value or Roll-Up value ($125,000) by 10%, or $12,500.

Highest Anniversary Value Death Benefit (“HAV”)
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.
Calculation of Highest Anniversary Value Death Benefit
If the decedent’s date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the greater of the minimum Death Benefit described above, and

2.
the Highest Anniversary Value as of the date on which we receive Due Proof of Death, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death. This means that we will recapture any Purchase Credits granted with respect to Purchase Payments we receive beginning 12 months prior to the date of death and thereafter.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the minimum Death Benefit described above, and

2.
the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date, and less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death.

This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.
Combination 5% Roll-Up and Highest Anniversary Value Death Benefit
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If the Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.
Calculation of 5% Roll-Up and Highest Anniversary Value Death Benefit
The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:
If the decedent’s date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the greater of the minimum Death Benefit described above, and

2.
the Highest Anniversary Value as of the date on which we receive Due Proof of Death, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death.

3.	the Roll-Up Value as described above.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the greater of the minimum Death Benefit described above, and,

2.
the Highest Anniversary Value on the Death Benefit Target Date plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date, and, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death.

3.	the Roll-Up Value as described above.
This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries, and less time for the Roll-Up Value to increase, before the Death Benefit Target Date is reached.
Effect of Withdrawals on the Roll-Up Value prior to Death Benefit Target Date. Withdrawals prior to the Death Benefit Target Date reduce the Roll-Up Value by the amount of the withdrawal until an annual “dollar-for-dollar” limit has been reached, and withdrawals in excess of the dollar-for-dollar limit then reduce the Roll-Up Value proportionally. Until the first Anniversary of the Issue Date, the dollar-for-dollar limit is equal to 5% of the initial Roll-Up Value. On each Annuity Anniversary thereafter, we reset the dollar-for-dollar limit to equal 5% of the Roll-Up Value on that anniversary. When all or a portion of a withdrawal exceeds the dollar-for-dollar limit for that Annuity Year, the excess portion of the withdrawal proportionally reduces the Roll-Up Value. The proportional reduction decreases the Roll-Up Value by the ratio of the excess withdrawal (i.e., the amount of the withdrawal that exceeds the dollar-for-dollar limit in that Annuity Year) to your Account Value (after the Account Value has been reduced by any portion of the withdrawal that was within the dollar-for-dollar limit but IS NOT reduced by the excess withdrawal).
Effect of Withdrawals on the Roll-Up Value on or after the Death Benefit Target Date. All withdrawals after the Death Benefit Target Date are Proportional Withdrawals.
What are the charges for the optional Death Benefits?
For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the daily net assets of the Sub-accounts. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.
Can I terminate the optional Death Benefits?
The Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit may not be terminated by you once elected. Each optional Death Benefit will terminate upon the first to occur of the following:

▪	the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;

▪
upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);

▪	upon the Annuity Date;

▪	upon surrender of the Annuity; or

▪	if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the Beneficiary, and is not eligible for the Death Benefit provided under the Annuity.
Upon termination, we cease to assess the fee for the optional Death Benefit.

APPENDIX G: FORMULA FOR GRO PLUS II
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of amounts held in the MVA Options

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the Maturity Date

▪	di is the discount rate applicable to the number of days until the Maturity Date. It is determined with reference a benchmark index, reduced

▪
by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) Cu, subject to the 90% cap.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) Cl and B (greater than) 0. The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct]/(1 – Ct))}

G-1

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

G-2

APPENDIX H – MVA FORMULAS
MVA FORMULA FOR LONG-TERM MVA OPTIONS
The MVA formula is applied separately to each MVA Option to determine the Account Value of the MVA Option on a particular date.
The MVA factor is equal to:
[(1+I)/(1+J+K)]^(N/12)
where:

I =	the Crediting Rate for the MVA Option;

J =	the Rate for the remaining Guarantee Period, determined as described below;

K =	the Liquidity Factor, currently equal to 0.0025; and

N =	the number of months remaining in the Guarantee Period duration, rounded up to the nearest whole month
For the purposes of determining “J”,

Y	=	N /12

GP1	=	the smallest whole number of years greater than or equal to Y.

r1	=	the rate for Guarantee Periods of duration GP1, which will equal the crediting rate if such Guarantee Period duration is currently available.

GP2	=	the greatest whole number of years less than or equal to Y, but not less than 1.

r2	=	the rate for Guarantee Periods of duration GP2, which will equal the crediting rate if such Guarantee Period duration is currently available.
If we do not currently offer a Guarantee Period of duration GP1 or duration GP2, we will determine r1 and / or r2 by linearly interpolating between the current rates of Guarantee Periods closest in duration. If we cannot interpolate because a Guarantee Period of lesser duration is not available, then r1 and / or r2 will be equal to [(1) + (2) – (3)], where (1), (2), and (3) are defined as:

(1)	=	the current Treasury spot rate for GP1 or GP2, respectively, and

(2)	=	the current crediting rate for the next longer Guaranteed Period duration currently available, and

(3)	=	the current Treasury spot rate for the next longer Guaranteed Period duration currently available.
The term “current Treasury spot rate” refers to the rates that existed at the time the crediting rates were last determined.
To determine “J”:
If Y is an integer, and if Y is equal to a Guarantee Period duration that we currently offer, “j” is equal to the crediting rate associated with a Guarantee Period duration of Y years.
If Y is less than 1, then “J” = r2.
Otherwise, we determine “J” by linearly interpolating between r1 and r2, using the following formula:

J	=	(R1 * (Y – GP2) + r2 * (GP1 – Y)) / (GP1 – GP2)
The current rate (“J”) in the MVA formula is subject to the same Guaranteed Minimum Interest Rate as the Crediting Rate.

We reserve the right to waive the liquidity factor set forth above.
MVA Examples For Long-Term MVA Options
The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

▪	You allocate $100,000 into an MVA Option (we refer to this as the “Allocation Date” in these examples) with a Guarantee Period of 5 years (we refer to this as the “Maturity Date” in these examples).

▪	The crediting rate associated with the MVA Option beginning on Allocation Date and maturing on Maturity Date is 2.50% (I = 2.50%).

▪	You make no withdrawals or transfers until you decide to withdraw the entire MVA Option after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).
Example of Positive MVA
Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 1.50% (J = 1.50%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor	=	[(1+I)/(1+J+0.0025)]^(N/12) = [1.025/1.0175][2] = 1.0148

Unadjusted Value	=	$107,689.06

Adjusted Account Value after MVA	=	Unadjusted Value × MVA Factor = $109,282.86
Example of Negative MVA
Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor	=	[(1+I)/(1+J+0.0025)]N/12 = [1.025/1.0375][2] = 0.97605

Unadjusted Value	=	$107,689.06

Adjusted Account Value after MVA	=	Unadjusted Value x MVA Factor = $105,109.91

MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS
The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.
The Market Value Adjustment Factor applicable to the MVA Options we make available under the 6 or 12 Month Dollar Cost Averaging Program is as follows:
The MVA factor is equal to:
[(1+I)/(1+J+K)]^(N/12)
where:

I =
the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

J =
the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

K =	the Liquidity Factor, currently equal to 0.0025; and

N =	the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.
If the “Treasury constant maturities nominal 12” rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.
We reserve the right to waive the Liquidity Factor.

APPENDIX I – FORMULA FOR HIGHEST DAILY® GRO II
FORMULA FOR ELECTIONS OF HIGHEST DAILY® GRO II MADE PRIOR TO JULY 16, 2010
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of amounts held in the MVA Options

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the Maturity Date

▪
di is the discount rate applicable to the number of days until the Maturity Date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) Cu, subject to the 90% cap.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) Cl and B (greater than) 0. The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.
Formula for elections of HD GRO II made on or after July 16, 2010, subject to state approval.
The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li), where Li = Gi / (1 + di )^(Ni/365)
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then Unadjusted Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Unadjusted Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r (greater than) Cu and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0,(.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r (less than) Cl and B (greater than) 0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct ]/(1 - Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Unadjusted Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Unadjusted Account Value could be more than 90% invested in the Transfer Account.

APPENDIX J – FORMULA FOR HIGHEST DAILY LIFETIME® INCOME V2.1 SUITE, HIGHEST
DAILY LIFETIME® INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME® INCOME SUITE AND
HIGHEST DAILY LIFETIME® 6 PLUS SUITE OF LIVING BENEFITS
This Appendix describes the formula used with the following living benefits:
The Highest Daily Lifetime Income v2.1 Suite:

▪	Highest Daily Lifetime Income v2.1;

▪	Spousal Highest Daily Lifetime Income v2.1;

▪	Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit; and

▪	Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit.
The Highest Daily Lifetime Income 2.0 Suite (offered from August 20, 2012 to February 24, 2013):

▪	Highest Daily Lifetime Income 2.0;

▪	Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator;

▪	Spousal Highest Daily Lifetime Income 2.0;

▪	Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit; and

▪	Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit.
The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):

▪	Highest Daily Lifetime Income;

▪	Highest Daily Lifetime Income with Lifetime Income Accelerator, and

▪	Spousal Highest Daily Lifetime Income.
The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):

▪	Highest Daily Lifetime 6 Plus Income Benefit;

▪	Highest Daily Lifetime 6 Plus Income Benefit with Lifetime Income Accelerator; and

▪	Spousal Highest Daily Lifetime 6 Plus Income Benefit.
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Cus – The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Purchase Credits, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted for withdrawals, as described herein.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If (VV + VF) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a
Daily Transfer Calculation:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪
If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cus or if on any day r (greater than) Cus, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

▪
If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Unadjusted Account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and the DCA MVA Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
Monthly Transfer Calculation
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} (less than) (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“A” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.7	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY X SERIES, B SERIES, L SERIES AND C SERIESSM ANNUITY DESCRIBED IN PROSPECTUS (April 27, 2020)

(print your name)

(address)

(city/state/zip code)

Please see the section of this prospectus
entitled “How To Contact Us” for
where to send your request for
a Statement of Additional Information

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PPRT2PROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
April 27, 2020
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
The Prudential Premier® Retirement Variable Annuity X SERIESSM ("X SERIES") Prudential Premier® Retirement Variable Annuity B SERIESSM ("B SERIES"), Prudential Premier® Retirement Variable Annuity L SERIESSM ("L SERIES"), and Prudential Premier® Retirement Variable Annuity C SERIESSM ("C SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the X Series, the L Series, the B Series and the C Series prospectus dated April 27, 2020. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

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The Prudential Premier® Retirement Variable Annuity X SERIES SM ("X SERIES") Prudential Premier® Retirement Variable Annuity B SERIESSM ("B SERIES"), Prudential Premier® Retirement Variable Annuity L SERIES SM ("L SERIES"), and Prudential Premier® Retirement Variable Annuity C SERIES SM ("C SERIES") are service marks of The Prudential Insurance Company of America.

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COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiary as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $747,107,473.30, $633,385,857.43 and $708,725,705.69 in 2019, 2018, and 2017, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2019 ) received payment with respect to annuity business during 2019 (or as to which a payment amount was accrued during 2019) . The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2019, non-cash compensation received by Firms and Entities ranged from $1.00 to $433,912.73. During 2019, cash compensation received by Firms ranged from $1.10 to $18,272,777.70.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex

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investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

4

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:
(a) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus
(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(b) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus
(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.
However, for purposes of determining Unit values for a Beneficiary participating in the Beneficiary Continuation Option, we employ a different method. Specifically, we calculate the daily equivalent of the annualized Settlement Service Charge using the formula (1 + c)x(1 / 365) - 1, where c is the 1.00% Settlement Service Charge. The value of the assets of a Sub-account is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other funds held by that Sub-account by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.
We value the assets in each Sub-account at their fair market value in accordance with accepted accounting principles and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.
As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges for each series. Here, we set out the remaining historical unit values. This information reflects Sub-Account names as of December 31, 2019. Please refer to the Variable Investment Options section of the prospectus for information on name changes.

5

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV - Cliff M&E (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.54782	$14.32556	24,263,578
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$17.42689	$19.07073	42,277,636
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$14.49860	$15.67908	25,153,343
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.57983	$17.91403	34,101,549
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$12.67899	$13.53080	15,502,834
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$9.74038	$9.91609	2,039,541
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$11.25473	$11.85658	18,047,283
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$18.06089	$19.67149	47,901,027
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$17.10569	$19.56111	1,230,387
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$17.33850	$18.91609	573,035
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$21.67178	$24.51733	1,287,047
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$15.20875	$16.56641	22,377,930
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$13.60100	$14.53093	14,143,470
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.51737	$23.90516	1,797,566
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$8.74708	$8.74054	1,703,965
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$15.16199	$16.13509	1,668,981
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.87403	$23.79572	1,345,823
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$15.43350	$17.54167	1,166,144
AST International Value Portfolio
03/18/2019 to 12/31/2019	$12.32417	$13.21797	1,004,367
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$13.22720	$14.11864	12,509,050
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$16.22734	$17.57027	17,542,648
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$13.06378	$14.62997	2,435,459
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$14.02978	$14.93307	10,126,259
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.59594	$30.98873	1,071,909
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$28.59401	$32.30614	1,811,137

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$20.25433	$22.67027	2,459,456
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$13.95727	$15.46538	4,266,304
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$27.82858	$32.46495	879,233
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.25930	$20.58742	1,312,121
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$23.06702	$25.44449	3,189,278
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.09114	$22.95158	2,041,566
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$10.08992	$10.37566	3,223,652
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.26084	$15.20591	25,646,358
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$10.98574	$11.64706	3,562,431
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$17.44169	$18.71306	92,737,612
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$26.96653	$29.50389	1,260,546
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$15.00542	$16.31266	5,710,779
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$24.72202	$27.29708	850,294
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$26.72339	$28.18087	1,473,214
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.23419	$21.24564	799,223
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.10326	$18.67952	75,453,763
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$32.29887	$35.65861	4,067,899
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$16.86981	$18.68276	4,985,255
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$9.71982	$9.93334	2,930,724
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$10.22236	$9.88552	1,708,579
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.71054	$21.57673	663,061
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$13.74412	$14.96871	12,086,271
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.46896	$13.39734	13,285,457
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.85%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96776	$10.80355	16,115,236
01/01/2011 to 12/31/2011	$10.80355	$10.32201	26,145,020
01/01/2012 to 12/31/2012	$10.32201	$11.40400	38,935,591
01/01/2013 to 12/31/2013	$11.40400	$12.30947	39,060,873
01/01/2014 to 12/31/2014	$12.30947	$12.54311	35,683,921
01/01/2015 to 12/31/2015	$12.54311	$11.91478	28,682,880
01/01/2016 to 12/31/2016	$11.91478	$12.43582	26,287,258
01/01/2017 to 12/31/2017	$12.43582	$13.74250	26,441,037
01/01/2018 to 12/31/2018	$13.74250	$12.38967	18,826,843
01/01/2019 to 12/31/2019	$12.38967	$14.11280	15,154,185
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97845	$10.90934	16,520,147
01/01/2011 to 12/31/2011	$10.90934	$10.71983	31,160,927
01/01/2012 to 12/31/2012	$10.71983	$11.95732	55,247,701
01/01/2013 to 12/31/2013	$11.95732	$13.67933	57,766,127
01/01/2014 to 12/31/2014	$13.67933	$14.24637	55,493,040
01/01/2015 to 12/31/2015	$14.24637	$14.09512	51,853,785
01/01/2016 to 12/31/2016	$14.09512	$14.81814	48,774,472
01/01/2017 to 12/31/2017	$14.81814	$17.00668	46,723,200
01/01/2018 to 12/31/2018	$17.00668	$15.70790	42,272,441
01/01/2019 to 12/31/2019	$15.70790	$18.78747	29,882,108
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98752	$10.79555	9,993,968
01/01/2011 to 12/31/2011	$10.79555	$10.40365	18,489,579
01/01/2012 to 12/31/2012	$10.40365	$11.26081	31,340,090
01/01/2013 to 12/31/2013	$11.26081	$12.42729	31,211,377
01/01/2014 to 12/31/2014	$12.42729	$12.82420	29,661,839
01/01/2015 to 12/31/2015	$12.82420	$12.56607	28,081,675
01/01/2016 to 12/31/2016	$12.56607	$12.92793	25,651,809
01/01/2017 to 12/31/2017	$12.92793	$14.74916	25,466,352
01/01/2018 to 12/31/2018	$14.74916	$13.33089	21,572,979
01/01/2019 to 12/31/2019	$13.33089	$15.44565	15,737,850
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99847	$10.07784	770
01/01/2014 to 12/31/2014	$10.07784	$9.58226	8,056
01/01/2015 to 12/31/2015	$9.58226	$7.94470	27,813
01/01/2016 to 12/31/2016	$7.94470	$8.84042	36,426
01/01/2017 to 12/31/2017	$8.84042	$11.71009	114,130
01/01/2018 to 12/31/2018	$11.71009	$9.31373	84,916
01/01/2019 to 12/31/2019	$9.31373	$10.76919	70,037
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99847	$11.62116	8,979
01/01/2014 to 12/31/2014	$11.62116	$12.90832	6,746
01/01/2015 to 12/31/2015	$12.90832	$12.88832	11,035
01/01/2016 to 12/31/2016	$12.88832	$14.00445	13,309
01/01/2017 to 12/31/2017	$14.00445	$16.78879	24,830
01/01/2018 to 12/31/2018	$16.78879	$15.13624	49,960
01/01/2019 to 12/31/2019	$15.13624	$18.21067	34,260

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98872	$10.76175	19,444,721
01/01/2011 to 12/31/2011	$10.76175	$10.43457	30,884,829
01/01/2012 to 12/31/2012	$10.43457	$11.51897	46,987,089
01/01/2013 to 12/31/2013	$11.51897	$13.30116	48,456,304
01/01/2014 to 12/31/2014	$13.30116	$13.90656	46,772,506
01/01/2015 to 12/31/2015	$13.90656	$13.71430	43,926,543
01/01/2016 to 12/31/2016	$13.71430	$14.30895	41,617,507
01/01/2017 to 12/31/2017	$14.30895	$16.13844	40,207,920
01/01/2018 to 12/31/2018	$16.13844	$15.05683	36,651,209
01/01/2019 to 12/31/2019	$15.05683	$17.64792	22,704,195
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99847	$9.15446	4,206,004
01/01/2012 to 12/31/2012	$9.15446	$10.05366	9,740,164
01/01/2013 to 12/31/2013	$10.05366	$10.93859	10,380,519
01/01/2014 to 12/31/2014	$10.93859	$11.26169	9,811,966
01/01/2015 to 12/31/2015	$11.26169	$10.72168	8,971,879
01/01/2016 to 12/31/2016	$10.72168	$11.25622	8,527,321
01/01/2017 to 12/31/2017	$11.25622	$12.44194	8,448,462
01/01/2018 to 12/31/2018	$12.44194	$11.56585	7,488,524
01/01/2019 to 12/31/2019	$11.56585	$13.35219	6,821,270
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00789	$10.09014	894,555
01/01/2011 to 12/31/2011	$10.09014	$10.12632	1,902,630
01/01/2012 to 12/31/2012	$10.12632	$10.40533	2,707,899
01/01/2013 to 12/31/2013	$10.40533	$9.99083	2,505,010
01/01/2014 to 12/31/2014	$9.99083	$9.79656	2,293,975
01/01/2015 to 12/31/2015	$9.79656	$9.66179	2,049,561
01/01/2016 to 12/31/2016	$9.66179	$9.63914	1,876,805
01/01/2017 to 12/31/2017	$9.63914	$9.62286	1,946,580
01/01/2018 to 12/31/2018	$9.62286	$9.51398	1,740,317
01/01/2019 to 12/31/2019	$9.51398	$9.76949	1,369,121
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00681	$10.36307	12,788,956
01/01/2011 to 12/31/2011	$10.36307	$10.49495	20,127,075
01/01/2012 to 12/31/2012	$10.49495	$11.26084	31,996,315
01/01/2013 to 12/31/2013	$11.26084	$10.84947	31,607,097
01/01/2014 to 12/31/2014	$10.84947	$11.09929	28,050,519
01/01/2015 to 12/31/2015	$11.09929	$10.66430	23,287,634
01/01/2016 to 12/31/2016	$10.66430	$10.90997	21,724,508
01/01/2017 to 12/31/2017	$10.90997	$11.17580	23,030,962
01/01/2018 to 12/31/2018	$11.17580	$10.89561	18,631,089
01/01/2019 to 12/31/2019	$10.89561	$11.68057	13,732,700
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97763	$10.84253	17,802,880
01/01/2011 to 12/31/2011	$10.84253	$10.38402	23,039,463
01/01/2012 to 12/31/2012	$10.38402	$11.59031	37,835,926
01/01/2013 to 12/31/2013	$11.59031	$13.95605	44,287,143
01/01/2014 to 12/31/2014	$13.95605	$14.65605	44,375,472
01/01/2015 to 12/31/2015	$14.65605	$14.46166	43,210,517
01/01/2016 to 12/31/2016	$14.46166	$15.16510	41,358,198
01/01/2017 to 12/31/2017	$15.16510	$17.54819	41,145,660
01/01/2018 to 12/31/2018	$17.54819	$16.15089	38,159,934
01/01/2019 to 12/31/2019	$16.15089	$19.37890	23,934,016

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99847	$11.64274	176,214
01/01/2014 to 12/31/2014	$11.64274	$12.98266	511,039
01/01/2015 to 12/31/2015	$12.98266	$12.28727	647,689
01/01/2016 to 12/31/2016	$12.28727	$13.85675	1,176,265
01/01/2017 to 12/31/2017	$13.85675	$16.10420	1,330,129
01/01/2018 to 12/31/2018	$16.10420	$15.05150	1,153,377
01/01/2019 to 12/31/2019	$15.05150	$19.35729	976,873
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97014	$11.55536	274,439
01/01/2011 to 12/31/2011	$11.55536	$10.77031	415,059
01/01/2012 to 12/31/2012	$10.77031	$13.40428	873,736
01/01/2013 to 12/31/2013	$13.40428	$13.72837	984,994
01/01/2014 to 12/31/2014	$13.72837	$15.35046	942,617
01/01/2015 to 12/31/2015	$15.35046	$15.05303	730,154
01/01/2016 to 12/31/2016	$15.05303	$14.90736	712,801
01/01/2017 to 12/31/2017	$14.90736	$16.22523	726,039
01/01/2018 to 12/31/2018	$16.22523	$15.17344	572,872
01/01/2019 to 12/31/2019	$15.17344	$18.63482	388,139
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95986	$11.79603	629,095
01/01/2011 to 12/31/2011	$11.79603	$12.34114	1,206,134
01/01/2012 to 12/31/2012	$12.34114	$13.97161	2,291,720
01/01/2013 to 12/31/2013	$13.97161	$14.14285	2,514,791
01/01/2014 to 12/31/2014	$14.14285	$18.17255	2,628,678
01/01/2015 to 12/31/2015	$18.17255	$18.70039	2,128,973
01/01/2016 to 12/31/2016	$18.70039	$19.23907	2,191,654
01/01/2017 to 12/31/2017	$19.23907	$20.06337	2,116,923
01/01/2018 to 12/31/2018	$20.06337	$18.75390	1,685,899
01/01/2019 to 12/31/2019	$18.75390	$24.15309	1,266,307
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97594	$11.02450	10,460,931
01/01/2011 to 12/31/2011	$11.02450	$10.65807	19,667,799
01/01/2012 to 12/31/2012	$10.65807	$11.57318	32,422,700
01/01/2013 to 12/31/2013	$11.57318	$13.03586	32,820,312
01/01/2014 to 12/31/2014	$13.03586	$13.19784	31,239,552
01/01/2015 to 12/31/2015	$13.19784	$13.08201	29,306,560
01/01/2016 to 12/31/2016	$13.08201	$13.38666	27,461,554
01/01/2017 to 12/31/2017	$13.38666	$15.30403	26,812,082
01/01/2018 to 12/31/2018	$15.30403	$13.85611	23,445,772
01/01/2019 to 12/31/2019	$13.85611	$16.31980	16,619,248
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98821	$10.71140	7,230,953
01/01/2011 to 12/31/2011	$10.71140	$10.46023	12,879,029
01/01/2012 to 12/31/2012	$10.46023	$11.30645	18,231,221
01/01/2013 to 12/31/2013	$11.30645	$12.18719	18,047,586
01/01/2014 to 12/31/2014	$12.18719	$12.44507	16,721,275
01/01/2015 to 12/31/2015	$12.44507	$12.10369	14,268,948
01/01/2016 to 12/31/2016	$12.10369	$12.50464	12,889,377
01/01/2017 to 12/31/2017	$12.50464	$13.78158	13,661,773
01/01/2018 to 12/31/2018	$13.78158	$12.57063	10,195,109
01/01/2019 to 12/31/2019	$12.57063	$14.31484	7,938,456

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96509	$11.50123	1,034,338
01/01/2011 to 12/31/2011	$11.50123	$11.43580	1,623,604
01/01/2012 to 12/31/2012	$11.43580	$12.98500	2,545,750
01/01/2013 to 12/31/2013	$12.98500	$17.69151	2,828,923
01/01/2014 to 12/31/2014	$17.69151	$18.61406	3,061,589
01/01/2015 to 12/31/2015	$18.61406	$17.26588	2,492,727
01/01/2016 to 12/31/2016	$17.26588	$21.06748	2,350,999
01/01/2017 to 12/31/2017	$21.06748	$23.19910	2,434,458
01/01/2018 to 12/31/2018	$23.19910	$19.56537	2,091,032
01/01/2019 to 12/31/2019	$19.56537	$23.55042	1,516,912
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99847	$9.85245	1,640,205
01/01/2011 to 12/31/2011	$9.85245	$9.67264	3,774,781
01/01/2012 to 12/31/2012	$9.67264	$9.49388	4,017,966
01/01/2013 to 12/31/2013	$9.49388	$9.31835	3,600,456
01/01/2014 to 12/31/2014	$9.31835	$9.14602	3,366,649
01/01/2015 to 12/31/2015	$9.14602	$8.97687	4,375,284
01/01/2016 to 12/31/2016	$8.97687	$8.81132	3,859,886
01/01/2017 to 12/31/2017	$8.81132	$8.67818	3,288,375
01/01/2018 to 12/31/2018	$8.67818	$8.62752	2,653,562
01/01/2019 to 12/31/2019	$8.62752	$8.61121	2,420,116
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98444	$10.77285	781,633
01/01/2011 to 12/31/2011	$10.77285	$10.90929	1,470,127
01/01/2012 to 12/31/2012	$10.90929	$12.19282	2,577,408
01/01/2013 to 12/31/2013	$12.19282	$12.82656	2,320,698
01/01/2014 to 12/31/2014	$12.82656	$12.91135	2,105,418
01/01/2015 to 12/31/2015	$12.91135	$12.22088	1,640,809
01/01/2016 to 12/31/2016	$12.22088	$13.84211	1,664,986
01/01/2017 to 12/31/2017	$13.84211	$14.60181	1,668,112
01/01/2018 to 12/31/2018	$14.60181	$14.04554	1,308,751
01/01/2019 to 12/31/2019	$14.04554	$15.89485	948,167
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99045	$10.62894	264,381
01/01/2011 to 12/31/2011	$10.62894	$9.99613	458,796
01/01/2012 to 12/31/2012	$9.99613	$11.46771	612,307
01/01/2013 to 12/31/2013	$11.46771	$15.74223	1,104,719
01/01/2014 to 12/31/2014	$15.74223	$17.57498	1,301,056
01/01/2015 to 12/31/2015	$17.57498	$15.89813	1,262,616
01/01/2016 to 12/31/2016	$15.89813	$18.70787	1,375,734
01/01/2017 to 12/31/2017	$18.70787	$21.88701	1,427,371
01/01/2018 to 12/31/2018	$21.88701	$18.43995	1,285,318
01/01/2019 to 12/31/2019	$18.43995	$23.44226	913,048
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92930	$11.26762	429,967
01/01/2011 to 12/31/2011	$11.26762	$9.63007	601,698
01/01/2012 to 12/31/2012	$9.63007	$11.37668	925,810
01/01/2013 to 12/31/2013	$11.37668	$13.29421	1,035,180
01/01/2014 to 12/31/2014	$13.29421	$12.32735	1,067,728
01/01/2015 to 12/31/2015	$12.32735	$12.48016	1,189,016
01/01/2016 to 12/31/2016	$12.48016	$11.78691	1,115,546
01/01/2017 to 12/31/2017	$11.78691	$15.66807	1,482,439
01/01/2018 to 12/31/2018	$15.66807	$13.32669	1,372,952
01/01/2019 to 12/31/2019	$13.32669	$17.28036	937,470

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92917	$10.80592	418,182
01/01/2011 to 12/31/2011	$10.80592	$9.27520	737,258
01/01/2012 to 12/31/2012	$9.27520	$10.62158	1,030,043
01/01/2013 to 12/31/2013	$10.62158	$12.45452	1,137,167
01/01/2014 to 12/31/2014	$12.45452	$11.40464	1,164,280
01/01/2015 to 12/31/2015	$11.40464	$11.28509	1,100,745
01/01/2016 to 12/31/2016	$11.28509	$11.14105	1,091,852
01/01/2017 to 12/31/2017	$11.14105	$13.43025	1,127,449
01/01/2018 to 12/31/2018	$13.43025	$11.05352	921,597
01/01/2019 to 12/31/2019	$11.05352	$13.02128	670,504
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00670	$10.61020	41,027
01/01/2011 to 12/31/2011	$10.61020	$11.71022	110,706,033
01/01/2012 to 12/31/2012	$11.71022	$12.57380	45,070,934
01/01/2013 to 12/31/2013	$12.57380	$11.94846	9,211,626
01/01/2014 to 12/31/2014	$11.94846	$12.51669	10,981,423
01/01/2015 to 12/31/2015	$12.51669	$12.42925	38,809,591
01/01/2016 to 12/31/2016	$12.42925	$12.71273	41,137,413
01/01/2017 to 12/31/2017	$12.71273	$13.01623	19,271,073
01/01/2018 to 12/31/2018	$13.01623	$12.74002	73,868,877
01/01/2019 to 12/31/2019	$12.74002	$13.90865	8,658,715
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97670	$10.88236	5,496,657
01/01/2011 to 12/31/2011	$10.88236	$10.62051	10,013,676
01/01/2012 to 12/31/2012	$10.62051	$11.83963	16,932,869
01/01/2013 to 12/31/2013	$11.83963	$13.51272	17,890,328
01/01/2014 to 12/31/2014	$13.51272	$14.10681	16,814,953
01/01/2015 to 12/31/2015	$14.10681	$13.70083	15,264,844
01/01/2016 to 12/31/2016	$13.70083	$14.14944	14,020,741
01/01/2017 to 12/31/2017	$14.14944	$16.24330	14,225,689
01/01/2018 to 12/31/2018	$16.24330	$14.76600	11,887,428
01/01/2019 to 12/31/2019	$14.76600	$17.30875	8,790,667
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92182	$10.56777	725,442
01/01/2011 to 12/31/2011	$10.56777	$9.42340	1,083,762
01/01/2012 to 12/31/2012	$9.42340	$11.27524	1,730,341
01/01/2013 to 12/31/2013	$11.27524	$12.76658	1,955,062
01/01/2014 to 12/31/2014	$12.76658	$11.73274	2,068,312
01/01/2015 to 12/31/2015	$11.73274	$11.19385	2,049,106
01/01/2016 to 12/31/2016	$11.19385	$11.19940	1,910,195
01/01/2017 to 12/31/2017	$11.19940	$14.25002	2,224,864
01/01/2018 to 12/31/2018	$14.25002	$11.54181	2,202,804
01/01/2019 to 12/31/2019	$11.54181	$14.41222	1,478,625
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.59781	5,623,269
01/01/2011 to 12/31/2011	$10.59781	$10.42630	11,769,393
01/01/2012 to 12/31/2012	$10.42630	$11.33010	17,708,824
01/01/2013 to 12/31/2013	$11.33010	$12.34735	17,422,474
01/01/2014 to 12/31/2014	$12.34735	$12.77932	16,330,438
01/01/2015 to 12/31/2015	$12.77932	$12.52009	14,932,337
01/01/2016 to 12/31/2016	$12.52009	$12.76064	13,590,290
01/01/2017 to 12/31/2017	$12.76064	$14.04606	13,044,874
01/01/2018 to 12/31/2018	$14.04606	$13.07816	10,852,654
01/01/2019 to 12/31/2019	$13.07816	$14.71151	7,828,505

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97132	$10.78687	233,153
01/01/2011 to 12/31/2011	$10.78687	$10.65776	635,357
01/01/2012 to 12/31/2012	$10.65776	$12.04897	1,103,688
01/01/2013 to 12/31/2013	$12.04897	$16.14198	1,259,149
01/01/2014 to 12/31/2014	$16.14198	$17.34907	1,369,649
01/01/2015 to 12/31/2015	$17.34907	$18.83894	1,543,734
01/01/2016 to 12/31/2016	$18.83894	$18.22037	1,424,386
01/01/2017 to 12/31/2017	$18.22037	$24.29214	1,476,444
01/01/2018 to 12/31/2018	$24.29214	$23.45612	1,444,107
01/01/2019 to 12/31/2019	$23.45612	$30.52814	1,138,245
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99257	$11.31652	599,023
01/01/2011 to 12/31/2011	$11.31652	$11.00602	954,711
01/01/2012 to 12/31/2012	$11.00602	$12.12714	1,481,165
01/01/2013 to 12/31/2013	$12.12714	$16.26077	1,450,451
01/01/2014 to 12/31/2014	$16.26077	$17.65014	2,693,768
01/01/2015 to 12/31/2015	$17.65014	$19.06840	2,261,326
01/01/2016 to 12/31/2016	$19.06840	$19.76007	2,391,247
01/01/2017 to 12/31/2017	$19.76007	$25.79401	2,182,203
01/01/2018 to 12/31/2018	$25.79401	$24.63378	1,842,626
01/01/2019 to 12/31/2019	$24.63378	$31.82572	1,264,089
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98760	$10.90539	654,025
01/01/2011 to 12/31/2011	$10.90539	$10.36861	1,170,710
01/01/2012 to 12/31/2012	$10.36861	$12.52513	1,854,137
01/01/2013 to 12/31/2013	$12.52513	$15.69069	2,361,958
01/01/2014 to 12/31/2014	$15.69069	$15.95956	2,572,543
01/01/2015 to 12/31/2015	$15.95956	$15.43481	2,614,167
01/01/2016 to 12/31/2016	$15.43481	$16.22737	2,570,105
01/01/2017 to 12/31/2017	$16.22737	$19.72517	2,738,509
01/01/2018 to 12/31/2018	$19.72517	$17.50890	2,379,000
01/01/2019 to 12/31/2019	$17.50890	$22.33321	1,465,971
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99847	$10.30949	2,343,443
01/01/2013 to 12/31/2013	$10.30949	$12.03277	2,266,891
01/01/2014 to 12/31/2014	$12.03277	$12.41705	2,334,753
01/01/2015 to 12/31/2015	$12.41705	$12.03601	2,273,597
01/01/2016 to 12/31/2016	$12.03601	$12.32430	2,073,709
01/01/2017 to 12/31/2017	$12.32430	$14.09197	2,123,100
01/01/2018 to 12/31/2018	$14.09197	$12.68548	1,844,657
01/01/2019 to 12/31/2019	$12.68548	$15.28502	1,425,143
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.88101	254,897
01/01/2011 to 12/31/2011	$10.88101	$10.61657	334,532
01/01/2012 to 12/31/2012	$10.61657	$12.20012	677,421
01/01/2013 to 12/31/2013	$12.20012	$16.36996	818,930
01/01/2014 to 12/31/2014	$16.36996	$17.46658	798,865
01/01/2015 to 12/31/2015	$17.46658	$18.38272	669,898
01/01/2016 to 12/31/2016	$18.38272	$18.38816	723,929
01/01/2017 to 12/31/2017	$18.38816	$23.59140	764,672
01/01/2018 to 12/31/2018	$23.59140	$23.65031	803,208
01/01/2019 to 12/31/2019	$23.65031	$31.98256	529,293

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99847	$10.18909	24,883
01/01/2013 to 12/31/2013	$10.18909	$13.45134	195,742
01/01/2014 to 12/31/2014	$13.45134	$14.55151	302,491
01/01/2015 to 12/31/2015	$14.55151	$14.17897	450,376
01/01/2016 to 12/31/2016	$14.17897	$15.78852	927,903
01/01/2017 to 12/31/2017	$15.78852	$18.18441	1,033,366
01/01/2018 to 12/31/2018	$18.18441	$16.03465	978,105
01/01/2019 to 12/31/2019	$16.03465	$20.35658	719,020
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01979	$11.42605	820,867
01/01/2011 to 12/31/2011	$11.42605	$10.88116	1,298,500
01/01/2012 to 12/31/2012	$10.88116	$12.77433	2,310,340
01/01/2013 to 12/31/2013	$12.77433	$16.57435	2,681,294
01/01/2014 to 12/31/2014	$16.57435	$18.14290	2,595,336
01/01/2015 to 12/31/2015	$18.14290	$16.79478	4,868,750
01/01/2016 to 12/31/2016	$16.79478	$16.75599	4,405,106
01/01/2017 to 12/31/2017	$16.75599	$20.90247	4,396,025
01/01/2018 to 12/31/2018	$20.90247	$19.62154	3,877,941
01/01/2019 to 12/31/2019	$19.62154	$25.06606	2,753,379
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99102	$11.24476	814,527
01/01/2011 to 12/31/2011	$11.24476	$10.76281	1,232,918
01/01/2012 to 12/31/2012	$10.76281	$12.37274	1,814,406
01/01/2013 to 12/31/2013	$12.37274	$17.24527	2,568,629
01/01/2014 to 12/31/2014	$17.24527	$19.33833	2,613,621
01/01/2015 to 12/31/2015	$19.33833	$17.91068	2,435,610
01/01/2016 to 12/31/2016	$17.91068	$20.78490	2,719,125
01/01/2017 to 12/31/2017	$20.78490	$23.21452	2,722,635
01/01/2018 to 12/31/2018	$23.21452	$19.03636	2,354,670
01/01/2019 to 12/31/2019	$19.03636	$22.61073	1,781,263
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93894	$11.68593	1,551,512
01/01/2011 to 12/31/2011	$11.68593	$9.14486	1,985,084
01/01/2012 to 12/31/2012	$9.14486	$10.58462	3,055,986
01/01/2013 to 12/31/2013	$10.58462	$10.41199	3,291,340
01/01/2014 to 12/31/2014	$10.41199	$9.74077	3,148,055
01/01/2015 to 12/31/2015	$9.74077	$7.96131	2,795,517
01/01/2016 to 12/31/2016	$7.96131	$8.78025	2,845,716
01/01/2017 to 12/31/2017	$8.78025	$10.89149	3,317,256
01/01/2018 to 12/31/2018	$10.89149	$9.18741	2,769,986
01/01/2019 to 12/31/2019	$9.18741	$10.22115	2,070,990
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98943	$10.60667	18,134,321
01/01/2011 to 12/31/2011	$10.60667	$10.51438	39,410,414
01/01/2012 to 12/31/2012	$10.51438	$11.39020	57,325,021
01/01/2013 to 12/31/2013	$11.39020	$12.20935	52,581,796
01/01/2014 to 12/31/2014	$12.20935	$12.67552	48,974,686
01/01/2015 to 12/31/2015	$12.67552	$12.45885	44,785,409
01/01/2016 to 12/31/2016	$12.45885	$12.90447	41,968,198
01/01/2017 to 12/31/2017	$12.90447	$13.94966	40,913,269
01/01/2018 to 12/31/2018	$13.94966	$13.30142	35,338,914
01/01/2019 to 12/31/2019	$13.30142	$14.97976	23,915,730

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01839	$10.06713	216,960
01/01/2012 to 12/31/2012	$10.06713	$10.58327	1,313,430
01/01/2013 to 12/31/2013	$10.58327	$10.14726	1,374,651
01/01/2014 to 12/31/2014	$10.14726	$10.56308	1,730,774
01/01/2015 to 12/31/2015	$10.56308	$10.33987	2,007,050
01/01/2016 to 12/31/2016	$10.33987	$10.57616	2,417,611
01/01/2017 to 12/31/2017	$10.57616	$10.96966	2,869,687
01/01/2018 to 12/31/2018	$10.96966	$10.67812	3,091,621
01/01/2019 to 12/31/2019	$10.67812	$11.50292	2,793,343
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96346	$11.51915	12,510,633
01/01/2011 to 12/31/2011	$11.51915	$10.60363	20,525,257
01/01/2012 to 12/31/2012	$10.60363	$11.75190	35,443,943
01/01/2013 to 12/31/2013	$11.75190	$13.49829	37,663,363
01/01/2014 to 12/31/2014	$13.49829	$14.46718	36,030,416
01/01/2015 to 12/31/2015	$14.46718	$14.11251	62,691,547
01/01/2016 to 12/31/2016	$14.11251	$15.25031	59,537,641
01/01/2017 to 12/31/2017	$15.25031	$17.37842	98,996,697
01/01/2018 to 12/31/2018	$17.37842	$15.75975	83,204,702
01/01/2019 to 12/31/2019	$15.75975	$18.43479	57,890,565
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99847	$11.66071	0
01/01/2014 to 12/31/2014	$11.66071	$13.18947	2,438
01/01/2015 to 12/31/2015	$13.18947	$13.14523	19,020
01/01/2016 to 12/31/2016	$13.14523	$14.30319	13,326
01/01/2017 to 12/31/2017	$14.30319	$17.04539	31,196
01/01/2018 to 12/31/2018	$17.04539	$15.53191	35,017
01/01/2019 to 12/31/2019	$15.53191	$19.08447	24,450
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.90109	147,522
01/01/2011 to 12/31/2011	$10.90109	$11.06966	279,830
01/01/2012 to 12/31/2012	$11.06966	$12.90767	751,051
01/01/2013 to 12/31/2013	$12.90767	$16.77713	873,043
01/01/2014 to 12/31/2014	$16.77713	$19.30124	1,224,795
01/01/2015 to 12/31/2015	$19.30124	$19.52752	1,119,721
01/01/2016 to 12/31/2016	$19.52752	$22.01258	1,269,898
01/01/2017 to 12/31/2017	$22.01258	$26.41409	1,278,433
01/01/2018 to 12/31/2018	$26.41409	$23.79269	1,101,535
01/01/2019 to 12/31/2019	$23.79269	$29.06582	819,120
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99847	$8.88788	2,470,946
01/01/2012 to 12/31/2012	$8.88788	$9.87102	4,000,108
01/01/2013 to 12/31/2013	$9.87102	$11.85852	4,577,852
01/01/2014 to 12/31/2014	$11.85852	$12.39583	5,236,394
01/01/2015 to 12/31/2015	$12.39583	$12.18483	5,502,360
01/01/2016 to 12/31/2016	$12.18483	$12.71606	5,521,613
01/01/2017 to 12/31/2017	$12.71606	$14.75180	5,688,143
01/01/2018 to 12/31/2018	$14.75180	$13.53232	5,523,507
01/01/2019 to 12/31/2019	$13.53232	$16.09836	3,944,740

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97180	$12.16884	408,703
01/01/2011 to 12/31/2011	$12.16884	$10.37797	902,020
01/01/2012 to 12/31/2012	$10.37797	$12.23038	1,648,314
01/01/2013 to 12/31/2013	$12.23038	$16.90321	1,651,177
01/01/2014 to 12/31/2014	$16.90321	$17.41026	1,605,387
01/01/2015 to 12/31/2015	$17.41026	$17.31626	1,436,021
01/01/2016 to 12/31/2016	$17.31626	$18.30513	1,231,238
01/01/2017 to 12/31/2017	$18.30513	$22.94264	1,407,097
01/01/2018 to 12/31/2018	$22.94264	$20.07426	1,271,832
01/01/2019 to 12/31/2019	$20.07426	$26.89109	902,030
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96085	$12.62928	506,068
01/01/2011 to 12/31/2011	$12.62928	$12.27464	1,125,305
01/01/2012 to 12/31/2012	$12.27464	$13.51412	1,627,219
01/01/2013 to 12/31/2013	$13.51412	$17.92962	2,009,726
01/01/2014 to 12/31/2014	$17.92962	$18.27003	1,892,126
01/01/2015 to 12/31/2015	$18.27003	$18.07288	1,901,271
01/01/2016 to 12/31/2016	$18.07288	$19.88149	1,711,536
01/01/2017 to 12/31/2017	$19.88149	$24.18181	1,749,969
01/01/2018 to 12/31/2018	$24.18181	$21.73744	1,669,592
01/01/2019 to 12/31/2019	$21.73744	$27.76167	1,338,981
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96428	$11.47783	380,118
01/01/2011 to 12/31/2011	$11.47783	$10.59244	622,032
01/01/2012 to 12/31/2012	$10.59244	$12.28421	982,596
01/01/2013 to 12/31/2013	$12.28421	$16.56648	1,228,659
01/01/2014 to 12/31/2014	$16.56648	$17.11661	974,030
01/01/2015 to 12/31/2015	$17.11661	$16.07574	838,009
01/01/2016 to 12/31/2016	$16.07574	$20.38697	1,055,686
01/01/2017 to 12/31/2017	$20.38697	$21.48101	1,011,164
01/01/2018 to 12/31/2018	$21.48101	$17.48163	849,376
01/01/2019 to 12/31/2019	$17.48163	$20.92950	668,132
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99216	$10.70296	19,296,637
01/01/2011 to 12/31/2011	$10.70296	$10.71365	39,420,262
01/01/2012 to 12/31/2012	$10.71365	$11.93438	68,298,395
01/01/2013 to 12/31/2013	$11.93438	$13.68539	70,005,261
01/01/2014 to 12/31/2014	$13.68539	$14.22202	67,514,495
01/01/2015 to 12/31/2015	$14.22202	$13.96471	84,859,685
01/01/2016 to 12/31/2016	$13.96471	$14.74100	80,245,413
01/01/2017 to 12/31/2017	$14.74100	$16.69822	77,430,690
01/01/2018 to 12/31/2018	$16.69822	$15.51467	69,993,183
01/01/2019 to 12/31/2019	$15.51467	$18.40184	49,334,638
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97104	$11.14744	1,309,895
01/01/2011 to 12/31/2011	$11.14744	$10.75602	2,008,486
01/01/2012 to 12/31/2012	$10.75602	$12.41292	3,764,643
01/01/2013 to 12/31/2013	$12.41292	$17.54731	4,326,903
01/01/2014 to 12/31/2014	$17.54731	$18.66002	4,593,499
01/01/2015 to 12/31/2015	$18.66002	$20.06996	4,547,000
01/01/2016 to 12/31/2016	$20.06996	$20.23103	4,344,009
01/01/2017 to 12/31/2017	$20.23103	$27.38118	4,570,695
01/01/2018 to 12/31/2018	$27.38118	$27.91095	4,119,476
01/01/2019 to 12/31/2019	$27.91095	$35.12820	2,989,638

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98607	$10.67822	180,577
01/01/2011 to 12/31/2011	$10.67822	$10.42937	927,305
01/01/2012 to 12/31/2012	$10.42937	$11.60796	1,540,096
01/01/2013 to 12/31/2013	$11.60796	$15.33863	1,510,460
01/01/2014 to 12/31/2014	$15.33863	$15.28936	1,411,995
01/01/2015 to 12/31/2015	$15.28936	$14.09649	1,272,090
01/01/2016 to 12/31/2016	$14.09649	$14.68427	1,169,013
01/01/2017 to 12/31/2017	$14.68427	$16.79914	1,223,248
01/01/2018 to 12/31/2018	$16.79914	$14.88570	1,078,125
01/01/2019 to 12/31/2019	$14.88570	$18.40471	3,207,539
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85972	$11.48747	1,912,053
01/01/2011 to 12/31/2011	$11.48747	$9.59315	3,407,102
01/01/2012 to 12/31/2012	$9.59315	$9.75585	5,693,626
01/01/2013 to 12/31/2013	$9.75585	$11.04815	5,499,627
01/01/2014 to 12/31/2014	$11.04815	$9.93711	5,383,864
01/01/2015 to 12/31/2015	$9.93711	$7.87548	4,807,905
01/01/2016 to 12/31/2016	$7.87548	$9.63296	4,740,400
01/01/2017 to 12/31/2017	$9.63296	$10.42969	4,846,043
01/01/2018 to 12/31/2018	$10.42969	$8.53108	3,673,804
01/01/2019 to 12/31/2019	$8.53108	$9.78556	3,445,107
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98015	$10.32114	717,496
01/01/2011 to 12/31/2011	$10.32114	$10.54828	1,403,572
01/01/2012 to 12/31/2012	$10.54828	$10.89377	1,930,378
01/01/2013 to 12/31/2013	$10.89377	$10.29090	1,778,273
01/01/2014 to 12/31/2014	$10.29090	$10.15672	1,653,751
01/01/2015 to 12/31/2015	$10.15672	$9.50843	1,338,784
01/01/2016 to 12/31/2016	$9.50843	$9.73956	1,285,885
01/01/2017 to 12/31/2017	$9.73956	$9.75498	1,452,026
01/01/2018 to 12/31/2018	$9.75498	$9.76491	1,112,444
01/01/2019 to 12/31/2019	$9.76491	$9.73803	823,320
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98873	$11.51238	387,296
01/01/2011 to 12/31/2011	$11.51238	$10.90968	608,066
01/01/2012 to 12/31/2012	$10.90968	$12.67896	972,318
01/01/2013 to 12/31/2013	$12.67896	$16.47850	999,326
01/01/2014 to 12/31/2014	$16.47850	$18.59471	983,810
01/01/2015 to 12/31/2015	$18.59471	$17.04460	823,265
01/01/2016 to 12/31/2016	$17.04460	$19.07149	753,899
01/01/2017 to 12/31/2017	$19.07149	$22.18834	755,816
01/01/2018 to 12/31/2018	$22.18834	$18.17685	619,554
01/01/2019 to 12/31/2019	$18.17685	$21.25611	486,489
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99847	$8.82530	2,711,264
01/01/2012 to 12/31/2012	$8.82530	$9.61524	6,873,867
01/01/2013 to 12/31/2013	$9.61524	$11.37243	9,319,882
01/01/2014 to 12/31/2014	$11.37243	$11.77647	9,788,059
01/01/2015 to 12/31/2015	$11.77647	$11.48547	8,971,888
01/01/2016 to 12/31/2016	$11.48547	$12.00902	8,400,230
01/01/2017 to 12/31/2017	$12.00902	$13.38979	7,876,353
01/01/2018 to 12/31/2018	$13.38979	$12.48403	6,710,854
01/01/2019 to 12/31/2019	$12.48403	$14.77169	5,649,125

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.41023	2,255,133
01/01/2011 to 12/31/2011	$10.41023	$10.83354	4,205,372
01/01/2012 to 12/31/2012	$10.83354	$11.46793	6,195,377
01/01/2013 to 12/31/2013	$11.46793	$11.08767	6,468,791
01/01/2014 to 12/31/2014	$11.08767	$11.66584	7,371,692
01/01/2015 to 12/31/2015	$11.66584	$11.59164	7,610,303
01/01/2016 to 12/31/2016	$11.59164	$11.96356	8,240,449
01/01/2017 to 12/31/2017	$11.96356	$12.48350	9,550,886
01/01/2018 to 12/31/2018	$12.48350	$11.97393	13,309,079
01/01/2019 to 12/31/2019	$11.97393	$13.19801	10,364,988
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99847	$10.37776	0
01/01/2013 to 12/31/2013	$10.37776	$9.35714	4,915
01/01/2014 to 12/31/2014	$9.35714	$9.30831	7,485
01/01/2015 to 12/31/2015	$9.30831	$8.85429	10,797
01/01/2016 to 12/31/2016	$8.85429	$9.61268	16,490
01/01/2017 to 12/31/2017	$9.61268	$10.31286	17,811
01/01/2018 to 12/31/2018	$10.31286	$9.44625	16,306
01/01/2019 to 12/31/2019	$9.44625	$10.64834	6,114
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	$9.90723	$8.79537	12,369
01/01/2019 to 12/31/2019	$8.79537	$10.56806	14,096
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	$9.91793	$9.38347	153,469
01/01/2019 to 12/31/2019	$9.38347	$12.07184	158,699
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II - Cliff M&E (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.30141	$14.04247	3,404,343
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$17.11008	$18.69395	11,370,627
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$14.23496	$15.36938	12,495,896
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.27848	$17.56017	11,711,949
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$12.47661	$13.29333	5,277,807
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$9.56304	$9.71997	246,933
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$11.05019	$11.62229	478,743
AST Bond Portfolio 2019
03/18/2019 to 12/31/2019	$11.57556	$11.48569	0
AST Bond Portfolio 2020
03/18/2019 to 12/31/2019	$12.05579	$12.18363	2,346,305
AST Bond Portfolio 2021
03/18/2019 to 12/31/2019	$12.62987	$12.93078	1,811,355
AST Bond Portfolio 2022
03/18/2019 to 12/31/2019	$11.76155	$12.12452	339,834
AST Bond Portfolio 2023
03/18/2019 to 12/31/2019	$10.02270	$10.38676	71,383
AST Bond Portfolio 2024
03/18/2019 to 12/31/2019	$9.73791	$10.20371	287,557
AST Bond Portfolio 2025
03/18/2019 to 12/31/2019	$11.17544	$11.78307	465,189
AST Bond Portfolio 2026
03/18/2019 to 12/31/2019	$9.83273	$10.46638	1,961,427
AST Bond Portfolio 2027
03/18/2019 to 12/31/2019	$9.77882	$10.45627	1,132,859
AST Bond Portfolio 2028
03/18/2019 to 12/31/2019	$9.78561	$10.54486	529,203
AST Bond Portfolio 2029
03/18/2019 to 12/31/2019	$9.81823	$10.63309	897,133
AST Bond Portfolio 2030
03/18/2019 to 12/31/2019	$10.29832	$11.22275	374,528
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.73223	$19.28247	21,559,782
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$16.89584	$19.29017	108,169
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$17.02306	$18.54223	37,900
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$21.27776	$24.03292	71,940
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$14.93204	$16.23881	7,615,456
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$13.35334	$14.24339	7,695,974

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.10836	$23.43332	95,131
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$8.58810	$8.56794	363,846
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$14.88570	$15.81572	159,757
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.47621	$23.32541	41,390
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$15.15268	$17.19477	50,890
AST International Value Portfolio
03/18/2019 to 12/31/2019	$12.10015	$12.95687	44,730
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$10.43520	$11.12060	1,204,524
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$15.93168	$17.22240	5,490,375
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$12.82622	$14.34080	88,548
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$13.77507	$14.63843	2,975,084
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.09401	$30.37627	63,018
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$28.07367	$31.66749	169,169
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$19.88595	$22.22222	313,439
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$13.76270	$15.22538	2,860,246
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$27.32256	$31.82341	53,837
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.01616	$20.28059	101,112
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$22.64715	$24.94126	333,857
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.68967	$22.49821	95,356
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$9.90616	$10.17036	85,912
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.00159	$14.90552	9,074,114
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$10.82212	$11.45521	123,825
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$17.12447	$18.34307	23,265,387
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$26.47654	$28.92119	86,764
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$14.76651	$16.02711	11,600,892
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$24.27197	$26.75703	36,850
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$26.23724	$27.62375	46,211
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.86645	$20.82601	34,416
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.79254	$18.31077	24,889,087

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$31.71108	$34.95341	230,901
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$16.56277	$18.31332	227,350
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$9.54289	$9.73676	134,688
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$10.03626	$9.68993	83,890
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.33415	$21.15050	34,076
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$13.52510	$14.70649	7,884,676
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.24217	$13.13249	736,085
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5% and HAV - Cliff M&E (2.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.05836	$13.76372	5,933,869
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$16.79788	$18.32330	9,574,242
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$13.97497	$15.06437	7,138,166
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$15.98097	$17.21153	12,448,517
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$12.27770	$13.06040	3,058,583
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$9.38939	$9.52816	783,137
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$10.84834	$11.39178	6,988,652
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.40891	$18.90043	11,422,717
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$16.68785	$19.02192	329,787
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$16.71261	$18.17468	216,706
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$20.88964	$23.55652	360,918
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$14.65950	$15.91673	6,020,964
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$13.10983	$13.96110	3,702,800
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.70455	$22.96820	538,590
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$8.43149	$8.39821	962,712
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$14.61435	$15.50241	489,964
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.08452	$22.86306	355,128
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$14.87601	$16.85372	343,094
AST International Value Portfolio
03/18/2019 to 12/31/2019	$11.87911	$12.69965	266,372
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$12.74969	$13.56524	12,569,169
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$15.64137	$16.88134	3,677,106
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$12.59239	$14.05673	796,199
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$13.52369	$14.34816	3,639,783
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$26.59990	$29.77423	342,016
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.56114	$31.03918	500,603

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$19.52309	$21.78151	564,922
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$13.57075	$14.98878	731,636
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$26.82430	$31.19273	219,687
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$17.77540	$19.97742	252,229
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$22.23406	$24.44678	1,021,020
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.29444	$22.05268	547,806
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$9.72560	$9.96887	995,878
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.74604	$14.60987	10,642,439
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$10.66001	$11.26551	789,958
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$16.81208	$17.97954	22,346,922
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$25.99357	$28.34790	302,555
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$14.53072	$15.74582	0
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$23.82921	$26.22656	279,857
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$25.75808	$27.07555	392,565
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.50374	$20.41278	232,274
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.48564	$17.94723	18,199,247
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$31.13242	$34.26036	1,185,084
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$16.26047	$17.95016	1,254,044
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$9.36871	$9.54372	1,193,807
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$9.85297	$9.49765	488,053
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.96320	$20.73121	220,177
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$13.30909	$14.44827	2,080,429
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.01849	$12.87172	3,826,800
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (2.25%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96742	$10.76805	1,415,343
01/01/2011 to 12/31/2011	$10.76805	$10.24627	1,858,160
01/01/2012 to 12/31/2012	$10.24627	$11.27388	2,647,592
01/01/2013 to 12/31/2013	$11.27388	$12.11939	2,568,224
01/01/2014 to 12/31/2014	$12.11939	$12.29910	2,367,245
01/01/2015 to 12/31/2015	$12.29910	$11.63528	1,872,460
01/01/2016 to 12/31/2016	$11.63528	$12.09474	1,691,088
01/01/2017 to 12/31/2017	$12.09474	$13.31127	1,677,780
01/01/2018 to 12/31/2018	$13.31127	$11.95159	1,073,850
01/01/2019 to 12/31/2019	$11.95159	$13.55823	810,046
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97811	$10.87354	1,196,665
01/01/2011 to 12/31/2011	$10.87354	$10.64117	1,874,024
01/01/2012 to 12/31/2012	$10.64117	$11.82107	3,087,357
01/01/2013 to 12/31/2013	$11.82107	$13.46830	3,211,894
01/01/2014 to 12/31/2014	$13.46830	$13.96943	3,068,776
01/01/2015 to 12/31/2015	$13.96943	$13.76480	2,796,135
01/01/2016 to 12/31/2016	$13.76480	$14.41208	2,617,894
01/01/2017 to 12/31/2017	$14.41208	$16.47350	2,523,689
01/01/2018 to 12/31/2018	$16.47350	$15.15297	2,120,551
01/01/2019 to 12/31/2019	$15.15297	$18.05000	1,376,381
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98719	$10.76013	684,583
01/01/2011 to 12/31/2011	$10.76013	$10.32731	1,121,385
01/01/2012 to 12/31/2012	$10.32731	$11.13249	1,923,820
01/01/2013 to 12/31/2013	$11.13249	$12.23567	1,821,531
01/01/2014 to 12/31/2014	$12.23567	$12.57508	1,665,444
01/01/2015 to 12/31/2015	$12.57508	$12.27174	1,560,510
01/01/2016 to 12/31/2016	$12.27174	$12.57388	1,371,162
01/01/2017 to 12/31/2017	$12.57388	$14.28702	1,354,248
01/01/2018 to 12/31/2018	$14.28702	$12.86028	1,079,906
01/01/2019 to 12/31/2019	$12.86028	$14.83973	773,277
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98838	$10.72654	1,674,325
01/01/2011 to 12/31/2011	$10.72654	$10.35809	2,340,164
01/01/2012 to 12/31/2012	$10.35809	$11.38784	3,348,900
01/01/2013 to 12/31/2013	$11.38784	$13.09623	3,490,112
01/01/2014 to 12/31/2014	$13.09623	$13.63647	3,317,010
01/01/2015 to 12/31/2015	$13.63647	$13.39310	3,077,528
01/01/2016 to 12/31/2016	$13.39310	$13.91700	2,823,657
01/01/2017 to 12/31/2017	$13.91700	$15.63262	2,738,962
01/01/2018 to 12/31/2018	$15.63262	$14.52502	2,352,824
01/01/2019 to 12/31/2019	$14.52502	$16.95512	1,469,510

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99813	$9.12934	286,733
01/01/2012 to 12/31/2012	$9.12934	$9.98507	791,814
01/01/2013 to 12/31/2013	$9.98507	$10.81976	843,112
01/01/2014 to 12/31/2014	$10.81976	$11.09403	786,167
01/01/2015 to 12/31/2015	$11.09403	$10.51899	695,516
01/01/2016 to 12/31/2016	$10.51899	$10.99861	637,577
01/01/2017 to 12/31/2017	$10.99861	$12.10776	614,115
01/01/2018 to 12/31/2018	$12.10776	$11.20908	678,491
01/01/2019 to 12/31/2019	$11.20908	$12.88758	559,827
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00755	$10.05702	27,421
01/01/2011 to 12/31/2011	$10.05702	$10.05211	86,588
01/01/2012 to 12/31/2012	$10.05211	$10.28689	165,382
01/01/2013 to 12/31/2013	$10.28689	$9.83673	70,596
01/01/2014 to 12/31/2014	$9.83673	$9.60622	81,293
01/01/2015 to 12/31/2015	$9.60622	$9.43559	75,313
01/01/2016 to 12/31/2016	$9.43559	$9.37447	79,929
01/01/2017 to 12/31/2017	$9.37447	$9.32036	72,868
01/01/2018 to 12/31/2018	$9.32036	$9.17754	59,659
01/01/2019 to 12/31/2019	$9.17754	$9.38569	197,213
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00648	$10.32899	824,907
01/01/2011 to 12/31/2011	$10.32899	$10.41787	1,343,604
01/01/2012 to 12/31/2012	$10.41787	$11.13235	2,318,762
01/01/2013 to 12/31/2013	$11.13235	$10.68201	2,354,593
01/01/2014 to 12/31/2014	$10.68201	$10.88347	2,074,926
01/01/2015 to 12/31/2015	$10.88347	$10.41425	1,774,259
01/01/2016 to 12/31/2016	$10.41425	$10.61089	1,579,198
01/01/2017 to 12/31/2017	$10.61089	$10.82519	1,662,364
01/01/2018 to 12/31/2018	$10.82519	$10.51040	1,280,453
01/01/2019 to 12/31/2019	$10.51040	$11.22178	992,076
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97730	$10.80703	795,112
01/01/2011 to 12/31/2011	$10.80703	$10.30795	1,187,996
01/01/2012 to 12/31/2012	$10.30795	$11.45833	1,992,426
01/01/2013 to 12/31/2013	$11.45833	$13.74096	2,276,787
01/01/2014 to 12/31/2014	$13.74096	$14.37133	2,186,947
01/01/2015 to 12/31/2015	$14.37133	$14.12289	2,101,060
01/01/2016 to 12/31/2016	$14.12289	$14.74972	2,055,431
01/01/2017 to 12/31/2017	$14.74972	$16.99829	2,060,069
01/01/2018 to 12/31/2018	$16.99829	$15.58075	1,914,065
01/01/2019 to 12/31/2019	$15.58075	$18.61860	1,239,855
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99813	$11.60224	24,938
01/01/2014 to 12/31/2014	$11.60224	$12.88470	62,978
01/01/2015 to 12/31/2015	$12.88470	$12.14491	49,393
01/01/2016 to 12/31/2016	$12.14491	$13.64051	69,013
01/01/2017 to 12/31/2017	$13.64051	$15.78842	80,512
01/01/2018 to 12/31/2018	$15.78842	$14.69587	64,709
01/01/2019 to 12/31/2019	$14.69587	$18.82301	53,800

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96980	$11.51747	53,917
01/01/2011 to 12/31/2011	$11.51747	$10.69136	63,311
01/01/2012 to 12/31/2012	$10.69136	$13.25162	110,032
01/01/2013 to 12/31/2013	$13.25162	$13.51659	101,629
01/01/2014 to 12/31/2014	$13.51659	$15.05211	106,325
01/01/2015 to 12/31/2015	$15.05211	$14.70024	75,100
01/01/2016 to 12/31/2016	$14.70024	$14.49894	69,290
01/01/2017 to 12/31/2017	$14.49894	$15.71661	74,370
01/01/2018 to 12/31/2018	$15.71661	$14.63757	50,186
01/01/2019 to 12/31/2019	$14.63757	$17.90347	29,263
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95952	$11.75731	79,815
01/01/2011 to 12/31/2011	$11.75731	$12.25065	107,965
01/01/2012 to 12/31/2012	$12.25065	$13.81247	153,277
01/01/2013 to 12/31/2013	$13.81247	$13.92468	176,491
01/01/2014 to 12/31/2014	$13.92468	$17.81930	191,816
01/01/2015 to 12/31/2015	$17.81930	$18.26214	124,821
01/01/2016 to 12/31/2016	$18.26214	$18.71186	123,707
01/01/2017 to 12/31/2017	$18.71186	$19.43432	123,040
01/01/2018 to 12/31/2018	$19.43432	$18.09139	90,931
01/01/2019 to 12/31/2019	$18.09139	$23.20490	68,514
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97561	$10.98843	764,637
01/01/2011 to 12/31/2011	$10.98843	$10.57997	1,269,731
01/01/2012 to 12/31/2012	$10.57997	$11.44137	1,997,136
01/01/2013 to 12/31/2013	$11.44137	$12.83487	2,045,524
01/01/2014 to 12/31/2014	$12.83487	$12.94154	1,961,444
01/01/2015 to 12/31/2015	$12.94154	$12.77566	1,737,636
01/01/2016 to 12/31/2016	$12.77566	$13.02015	1,582,679
01/01/2017 to 12/31/2017	$13.02015	$14.82457	1,553,581
01/01/2018 to 12/31/2018	$14.82457	$13.36694	1,358,730
01/01/2019 to 12/31/2019	$13.36694	$15.67952	834,015
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98787	$10.67608	488,732
01/01/2011 to 12/31/2011	$10.67608	$10.38337	772,633
01/01/2012 to 12/31/2012	$10.38337	$11.17746	1,128,213
01/01/2013 to 12/31/2013	$11.17746	$11.99906	1,122,009
01/01/2014 to 12/31/2014	$11.99906	$12.20300	1,034,636
01/01/2015 to 12/31/2015	$12.20300	$11.81989	832,698
01/01/2016 to 12/31/2016	$11.81989	$12.16180	760,913
01/01/2017 to 12/31/2017	$12.16180	$13.34926	769,060
01/01/2018 to 12/31/2018	$13.34926	$12.12640	526,343
01/01/2019 to 12/31/2019	$12.12640	$13.75271	466,206
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96476	$11.46350	65,547
01/01/2011 to 12/31/2011	$11.46350	$11.35182	97,874
01/01/2012 to 12/31/2012	$11.35182	$12.83700	148,102
01/01/2013 to 12/31/2013	$12.83700	$17.41854	198,675
01/01/2014 to 12/31/2014	$17.41854	$18.25228	216,816
01/01/2015 to 12/31/2015	$18.25228	$16.86128	174,561
01/01/2016 to 12/31/2016	$16.86128	$20.49014	165,977
01/01/2017 to 12/31/2017	$20.49014	$22.47166	158,571
01/01/2018 to 12/31/2018	$22.47166	$18.87404	119,689
01/01/2019 to 12/31/2019	$18.87404	$22.62577	75,861

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99814	$9.81989	176,420
01/01/2011 to 12/31/2011	$9.81989	$9.60142	501,160
01/01/2012 to 12/31/2012	$9.60142	$9.38546	517,249
01/01/2013 to 12/31/2013	$9.38546	$9.17441	422,752
01/01/2014 to 12/31/2014	$9.17441	$8.96801	310,194
01/01/2015 to 12/31/2015	$8.96801	$8.76614	196,256
01/01/2016 to 12/31/2016	$8.76614	$8.56955	178,272
01/01/2017 to 12/31/2017	$8.56955	$8.40590	197,865
01/01/2018 to 12/31/2018	$8.40590	$8.32253	105,043
01/01/2019 to 12/31/2019	$8.32253	$8.27278	104,299
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98410	$10.73754	82,944
01/01/2011 to 12/31/2011	$10.73754	$10.82944	111,517
01/01/2012 to 12/31/2012	$10.82944	$12.05412	199,029
01/01/2013 to 12/31/2013	$12.05412	$12.62898	186,674
01/01/2014 to 12/31/2014	$12.62898	$12.66049	175,204
01/01/2015 to 12/31/2015	$12.66049	$11.93454	145,881
01/01/2016 to 12/31/2016	$11.93454	$13.46289	143,125
01/01/2017 to 12/31/2017	$13.46289	$14.14411	146,385
01/01/2018 to 12/31/2018	$14.14411	$13.54958	92,764
01/01/2019 to 12/31/2019	$13.54958	$15.27113	65,763
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99012	$10.59398	18,478
01/01/2011 to 12/31/2011	$10.59398	$9.92264	41,654
01/01/2012 to 12/31/2012	$9.92264	$11.33684	74,980
01/01/2013 to 12/31/2013	$11.33684	$15.49925	129,414
01/01/2014 to 12/31/2014	$15.49925	$17.23326	148,819
01/01/2015 to 12/31/2015	$17.23326	$15.52549	132,738
01/01/2016 to 12/31/2016	$15.52549	$18.19504	122,511
01/01/2017 to 12/31/2017	$18.19504	$21.20063	138,772
01/01/2018 to 12/31/2018	$21.20063	$17.78839	120,321
01/01/2019 to 12/31/2019	$17.78839	$22.52172	102,548
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92896	$11.23065	31,387
01/01/2011 to 12/31/2011	$11.23065	$9.55935	41,250
01/01/2012 to 12/31/2012	$9.55935	$11.24704	64,150
01/01/2013 to 12/31/2013	$11.24704	$13.08908	59,868
01/01/2014 to 12/31/2014	$13.08908	$12.08765	68,455
01/01/2015 to 12/31/2015	$12.08765	$12.18766	56,047
01/01/2016 to 12/31/2016	$12.18766	$11.46390	51,858
01/01/2017 to 12/31/2017	$11.46390	$15.17688	93,570
01/01/2018 to 12/31/2018	$15.17688	$12.85599	77,868
01/01/2019 to 12/31/2019	$12.85599	$16.60209	54,223
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92883	$10.77050	21,882
01/01/2011 to 12/31/2011	$10.77050	$9.20716	63,584
01/01/2012 to 12/31/2012	$9.20716	$10.50060	85,658
01/01/2013 to 12/31/2013	$10.50060	$12.26269	92,855
01/01/2014 to 12/31/2014	$12.26269	$11.18317	96,400
01/01/2015 to 12/31/2015	$11.18317	$11.02087	85,165
01/01/2016 to 12/31/2016	$11.02087	$10.83598	95,616
01/01/2017 to 12/31/2017	$10.83598	$13.00945	98,340
01/01/2018 to 12/31/2018	$13.00945	$10.66329	75,229
01/01/2019 to 12/31/2019	$10.66329	$12.51042	66,631

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00636	$10.57538	0
01/01/2011 to 12/31/2011	$10.57538	$11.62439	7,763,271
01/01/2012 to 12/31/2012	$11.62439	$12.43067	3,545,011
01/01/2013 to 12/31/2013	$12.43067	$11.76425	883,067
01/01/2014 to 12/31/2014	$11.76425	$12.27345	1,145,437
01/01/2015 to 12/31/2015	$12.27345	$12.13804	4,168,946
01/01/2016 to 12/31/2016	$12.13804	$12.36442	4,576,732
01/01/2017 to 12/31/2017	$12.36442	$12.60814	2,212,309
01/01/2018 to 12/31/2018	$12.60814	$12.29009	7,751,624
01/01/2019 to 12/31/2019	$12.29009	$13.36268	695,947
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97637	$10.84666	456,995
01/01/2011 to 12/31/2011	$10.84666	$10.54257	764,605
01/01/2012 to 12/31/2012	$10.54257	$11.70470	1,167,730
01/01/2013 to 12/31/2013	$11.70470	$13.30421	1,203,014
01/01/2014 to 12/31/2014	$13.30421	$13.83255	1,121,497
01/01/2015 to 12/31/2015	$13.83255	$13.37965	1,009,118
01/01/2016 to 12/31/2016	$13.37965	$13.76160	919,898
01/01/2017 to 12/31/2017	$13.76160	$15.73383	925,905
01/01/2018 to 12/31/2018	$15.73383	$14.24420	694,317
01/01/2019 to 12/31/2019	$14.24420	$16.62910	585,904
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92148	$10.53303	96,152
01/01/2011 to 12/31/2011	$10.53303	$9.35412	97,500
01/01/2012 to 12/31/2012	$9.35412	$11.14658	160,418
01/01/2013 to 12/31/2013	$11.14658	$12.56950	194,590
01/01/2014 to 12/31/2014	$12.56950	$11.50468	201,232
01/01/2015 to 12/31/2015	$11.50468	$10.93148	179,481
01/01/2016 to 12/31/2016	$10.93148	$10.89254	164,762
01/01/2017 to 12/31/2017	$10.89254	$13.80349	214,641
01/01/2018 to 12/31/2018	$13.80349	$11.13430	201,938
01/01/2019 to 12/31/2019	$11.13430	$13.84666	136,554
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.56309	406,539
01/01/2011 to 12/31/2011	$10.56309	$10.34989	771,925
01/01/2012 to 12/31/2012	$10.34989	$11.20113	1,063,492
01/01/2013 to 12/31/2013	$11.20113	$12.15712	1,097,666
01/01/2014 to 12/31/2014	$12.15712	$12.53118	1,014,356
01/01/2015 to 12/31/2015	$12.53118	$12.22686	883,156
01/01/2016 to 12/31/2016	$12.22686	$12.41110	832,787
01/01/2017 to 12/31/2017	$12.41110	$13.60576	806,604
01/01/2018 to 12/31/2018	$13.60576	$12.61627	622,287
01/01/2019 to 12/31/2019	$12.61627	$14.13401	479,090
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97098	$10.75142	15,983
01/01/2011 to 12/31/2011	$10.75142	$10.57959	40,232
01/01/2012 to 12/31/2012	$10.57959	$11.91166	80,240
01/01/2013 to 12/31/2013	$11.91166	$15.89294	87,660
01/01/2014 to 12/31/2014	$15.89294	$17.01185	104,815
01/01/2015 to 12/31/2015	$17.01185	$18.39750	131,890
01/01/2016 to 12/31/2016	$18.39750	$17.72116	103,105
01/01/2017 to 12/31/2017	$17.72116	$23.53079	118,704
01/01/2018 to 12/31/2018	$23.53079	$22.62782	99,295
01/01/2019 to 12/31/2019	$22.62782	$29.33008	63,884

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99223	$11.27934	67,558
01/01/2011 to 12/31/2011	$11.27934	$10.92525	105,958
01/01/2012 to 12/31/2012	$10.92525	$11.98895	159,045
01/01/2013 to 12/31/2013	$11.98895	$16.00983	166,275
01/01/2014 to 12/31/2014	$16.00983	$17.30696	257,588
01/01/2015 to 12/31/2015	$17.30696	$18.62150	207,776
01/01/2016 to 12/31/2016	$18.62150	$19.21861	182,248
01/01/2017 to 12/31/2017	$19.21861	$24.98539	189,938
01/01/2018 to 12/31/2018	$24.98539	$23.76368	138,052
01/01/2019 to 12/31/2019	$23.76368	$30.57657	98,454
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98726	$10.86964	58,829
01/01/2011 to 12/31/2011	$10.86964	$10.29257	66,165
01/01/2012 to 12/31/2012	$10.29257	$12.38258	113,350
01/01/2013 to 12/31/2013	$12.38258	$15.44892	152,214
01/01/2014 to 12/31/2014	$15.44892	$15.64955	172,748
01/01/2015 to 12/31/2015	$15.64955	$15.07325	142,471
01/01/2016 to 12/31/2016	$15.07325	$15.78280	140,330
01/01/2017 to 12/31/2017	$15.78280	$19.10683	142,943
01/01/2018 to 12/31/2018	$19.10683	$16.89052	125,441
01/01/2019 to 12/31/2019	$16.89052	$21.45665	80,988
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99813	$10.28099	142,931
01/01/2013 to 12/31/2013	$10.28099	$11.95058	180,132
01/01/2014 to 12/31/2014	$11.95058	$12.28195	150,235
01/01/2015 to 12/31/2015	$12.28195	$11.85649	147,567
01/01/2016 to 12/31/2016	$11.85649	$12.09127	118,837
01/01/2017 to 12/31/2017	$12.09127	$13.76942	127,654
01/01/2018 to 12/31/2018	$13.76942	$12.34419	97,850
01/01/2019 to 12/31/2019	$12.34419	$14.81313	88,181
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.84527	28,402
01/01/2011 to 12/31/2011	$10.84527	$10.53864	41,649
01/01/2012 to 12/31/2012	$10.53864	$12.06112	73,100
01/01/2013 to 12/31/2013	$12.06112	$16.11750	108,928
01/01/2014 to 12/31/2014	$16.11750	$17.12716	100,607
01/01/2015 to 12/31/2015	$17.12716	$17.95206	85,124
01/01/2016 to 12/31/2016	$17.95206	$17.88454	82,916
01/01/2017 to 12/31/2017	$17.88454	$22.85208	81,572
01/01/2018 to 12/31/2018	$22.85208	$22.81527	74,077
01/01/2019 to 12/31/2019	$22.81527	$30.72753	45,307
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99813	$10.17367	1,848
01/01/2013 to 12/31/2013	$10.17367	$13.37631	11,389
01/01/2014 to 12/31/2014	$13.37631	$14.41134	53,127
01/01/2015 to 12/31/2015	$14.41134	$13.98522	32,151
01/01/2016 to 12/31/2016	$13.98522	$15.50947	68,743
01/01/2017 to 12/31/2017	$15.50947	$17.79054	101,579
01/01/2018 to 12/31/2018	$17.79054	$15.62303	71,913
01/01/2019 to 12/31/2019	$15.62303	$19.75326	41,257

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01945	$11.38858	72,142
01/01/2011 to 12/31/2011	$11.38858	$10.80123	88,771
01/01/2012 to 12/31/2012	$10.80123	$12.62870	210,499
01/01/2013 to 12/31/2013	$12.62870	$16.31849	196,802
01/01/2014 to 12/31/2014	$16.31849	$17.79006	178,451
01/01/2015 to 12/31/2015	$17.79006	$16.40110	347,107
01/01/2016 to 12/31/2016	$16.40110	$16.29660	297,950
01/01/2017 to 12/31/2017	$16.29660	$20.24691	294,366
01/01/2018 to 12/31/2018	$20.24691	$18.92817	220,480
01/01/2019 to 12/31/2019	$18.92817	$24.08171	148,149
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99068	$11.20789	49,971
01/01/2011 to 12/31/2011	$11.20789	$10.68385	84,700
01/01/2012 to 12/31/2012	$10.68385	$12.23183	131,614
01/01/2013 to 12/31/2013	$12.23183	$16.97951	225,293
01/01/2014 to 12/31/2014	$16.97951	$18.96278	212,440
01/01/2015 to 12/31/2015	$18.96278	$17.49121	179,468
01/01/2016 to 12/31/2016	$17.49121	$20.21564	212,598
01/01/2017 to 12/31/2017	$20.21564	$22.48705	219,629
01/01/2018 to 12/31/2018	$22.48705	$18.36415	152,984
01/01/2019 to 12/31/2019	$18.36415	$21.72342	96,047
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93861	$11.64767	163,253
01/01/2011 to 12/31/2011	$11.64767	$9.07776	167,935
01/01/2012 to 12/31/2012	$9.07776	$10.46417	248,481
01/01/2013 to 12/31/2013	$10.46417	$10.25156	281,204
01/01/2014 to 12/31/2014	$10.25156	$9.55151	250,438
01/01/2015 to 12/31/2015	$9.55151	$7.77476	214,989
01/01/2016 to 12/31/2016	$7.77476	$8.53974	212,655
01/01/2017 to 12/31/2017	$8.53974	$10.55016	232,679
01/01/2018 to 12/31/2018	$10.55016	$8.86299	169,174
01/01/2019 to 12/31/2019	$8.86299	$9.82005	121,871
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98910	$10.57195	1,224,470
01/01/2011 to 12/31/2011	$10.57195	$10.43743	2,682,553
01/01/2012 to 12/31/2012	$10.43743	$11.26066	3,763,727
01/01/2013 to 12/31/2013	$11.26066	$12.02130	3,295,472
01/01/2014 to 12/31/2014	$12.02130	$12.42940	3,096,393
01/01/2015 to 12/31/2015	$12.42940	$12.16714	2,762,076
01/01/2016 to 12/31/2016	$12.16714	$12.55110	2,626,453
01/01/2017 to 12/31/2017	$12.55110	$13.51232	2,555,447
01/01/2018 to 12/31/2018	$13.51232	$12.83153	2,048,302
01/01/2019 to 12/31/2019	$12.83153	$14.39163	1,427,448
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01805	$10.06003	23,738
01/01/2012 to 12/31/2012	$10.06003	$10.53243	105,313
01/01/2013 to 12/31/2013	$10.53243	$10.05728	112,789
01/01/2014 to 12/31/2014	$10.05728	$10.42685	147,617
01/01/2015 to 12/31/2015	$10.42685	$10.16496	148,897
01/01/2016 to 12/31/2016	$10.16496	$10.35507	167,056
01/01/2017 to 12/31/2017	$10.35507	$10.69676	241,561
01/01/2018 to 12/31/2018	$10.69676	$10.36973	250,591
01/01/2019 to 12/31/2019	$10.36973	$11.12519	261,791

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96312	$11.48131	976,910
01/01/2011 to 12/31/2011	$11.48131	$10.52583	1,423,259
01/01/2012 to 12/31/2012	$10.52583	$11.61802	2,387,532
01/01/2013 to 12/31/2013	$11.61802	$13.29017	2,430,270
01/01/2014 to 12/31/2014	$13.29017	$14.18607	2,329,122
01/01/2015 to 12/31/2015	$14.18607	$13.78185	4,000,987
01/01/2016 to 12/31/2016	$13.78185	$14.83243	3,803,016
01/01/2017 to 12/31/2017	$14.83243	$16.83347	6,438,535
01/01/2018 to 12/31/2018	$16.83347	$15.20287	4,938,292
01/01/2019 to 12/31/2019	$15.20287	$17.71099	3,547,023
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.86534	11,025
01/01/2011 to 12/31/2011	$10.86534	$10.98844	24,015
01/01/2012 to 12/31/2012	$10.98844	$12.76063	59,953
01/01/2013 to 12/31/2013	$12.76063	$16.51856	93,919
01/01/2014 to 12/31/2014	$16.51856	$18.92632	156,687
01/01/2015 to 12/31/2015	$18.92632	$19.07008	104,702
01/01/2016 to 12/31/2016	$19.07008	$21.40958	89,995
01/01/2017 to 12/31/2017	$21.40958	$25.58620	79,188
01/01/2018 to 12/31/2018	$25.58620	$22.95247	52,099
01/01/2019 to 12/31/2019	$22.95247	$27.92519	35,173
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99813	$8.86337	0
01/01/2012 to 12/31/2012	$8.86337	$9.80351	0
01/01/2013 to 12/31/2013	$9.80351	$11.72940	0
01/01/2014 to 12/31/2014	$11.72940	$12.21082	0
01/01/2015 to 12/31/2015	$12.21082	$11.95408	0
01/01/2016 to 12/31/2016	$11.95408	$12.42449	0
01/01/2017 to 12/31/2017	$12.42449	$14.35506	0
01/01/2018 to 12/31/2018	$14.35506	$13.11439	0
01/01/2019 to 12/31/2019	$13.11439	$15.53766	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97146	$12.12889	29,161
01/01/2011 to 12/31/2011	$12.12889	$10.30168	73,579
01/01/2012 to 12/31/2012	$10.30168	$12.09091	151,733
01/01/2013 to 12/31/2013	$12.09091	$16.64246	128,863
01/01/2014 to 12/31/2014	$16.64246	$17.07169	128,572
01/01/2015 to 12/31/2015	$17.07169	$16.91025	95,047
01/01/2016 to 12/31/2016	$16.91025	$17.80329	86,209
01/01/2017 to 12/31/2017	$17.80329	$22.22304	81,913
01/01/2018 to 12/31/2018	$22.22304	$19.36480	74,833
01/01/2019 to 12/31/2019	$19.36480	$25.83503	48,770
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96051	$12.58784	33,766
01/01/2011 to 12/31/2011	$12.58784	$12.18451	64,344
01/01/2012 to 12/31/2012	$12.18451	$13.36005	89,154
01/01/2013 to 12/31/2013	$13.36005	$17.65301	119,128
01/01/2014 to 12/31/2014	$17.65301	$17.91485	90,196
01/01/2015 to 12/31/2015	$17.91485	$17.64925	106,282
01/01/2016 to 12/31/2016	$17.64925	$19.33651	76,010
01/01/2017 to 12/31/2017	$19.33651	$23.42339	81,619
01/01/2018 to 12/31/2018	$23.42339	$20.96939	75,842
01/01/2019 to 12/31/2019	$20.96939	$26.67158	65,987

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96394	$11.44014	17,127
01/01/2011 to 12/31/2011	$11.44014	$10.51470	40,037
01/01/2012 to 12/31/2012	$10.51470	$12.14423	92,563
01/01/2013 to 12/31/2013	$12.14423	$16.31113	122,805
01/01/2014 to 12/31/2014	$16.31113	$16.78413	81,536
01/01/2015 to 12/31/2015	$16.78413	$15.69941	65,952
01/01/2016 to 12/31/2016	$15.69941	$19.82893	83,673
01/01/2017 to 12/31/2017	$19.82893	$20.80813	88,366
01/01/2018 to 12/31/2018	$20.80813	$16.86460	63,700
01/01/2019 to 12/31/2019	$16.86460	$20.10855	59,186
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99182	$10.66783	1,181,385
01/01/2011 to 12/31/2011	$10.66783	$10.63514	2,334,182
01/01/2012 to 12/31/2012	$10.63514	$11.79860	3,718,394
01/01/2013 to 12/31/2013	$11.79860	$13.47467	4,064,951
01/01/2014 to 12/31/2014	$13.47467	$13.94599	3,976,025
01/01/2015 to 12/31/2015	$13.94599	$13.63797	5,032,793
01/01/2016 to 12/31/2016	$13.63797	$14.33758	4,737,452
01/01/2017 to 12/31/2017	$14.33758	$16.17528	4,592,315
01/01/2018 to 12/31/2018	$16.17528	$14.96715	3,854,248
01/01/2019 to 12/31/2019	$14.96715	$17.68000	2,825,678
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97071	$11.11086	101,615
01/01/2011 to 12/31/2011	$11.11086	$10.67717	102,267
01/01/2012 to 12/31/2012	$10.67717	$12.27164	220,348
01/01/2013 to 12/31/2013	$12.27164	$17.27695	310,458
01/01/2014 to 12/31/2014	$17.27695	$18.29754	291,164
01/01/2015 to 12/31/2015	$18.29754	$19.59991	273,857
01/01/2016 to 12/31/2016	$19.59991	$19.67693	194,736
01/01/2017 to 12/31/2017	$19.67693	$26.52306	271,736
01/01/2018 to 12/31/2018	$26.52306	$26.92536	234,203
01/01/2019 to 12/31/2019	$26.92536	$33.74966	173,421
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98574	$10.64323	4,371
01/01/2011 to 12/31/2011	$10.64323	$10.35290	40,639
01/01/2012 to 12/31/2012	$10.35290	$11.47584	85,851
01/01/2013 to 12/31/2013	$11.47584	$15.10229	124,099
01/01/2014 to 12/31/2014	$15.10229	$14.99253	116,891
01/01/2015 to 12/31/2015	$14.99253	$13.76652	111,329
01/01/2016 to 12/31/2016	$13.76652	$14.28222	85,952
01/01/2017 to 12/31/2017	$14.28222	$16.27275	77,152
01/01/2018 to 12/31/2018	$16.27275	$14.36016	75,481
01/01/2019 to 12/31/2019	$14.36016	$17.68247	218,182
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85938	$11.44967	186,015
01/01/2011 to 12/31/2011	$11.44967	$9.52270	256,475
01/01/2012 to 12/31/2012	$9.52270	$9.64469	414,199
01/01/2013 to 12/31/2013	$9.64469	$10.87778	407,487
01/01/2014 to 12/31/2014	$10.87778	$9.74398	393,172
01/01/2015 to 12/31/2015	$9.74398	$7.69080	351,463
01/01/2016 to 12/31/2016	$7.69080	$9.36881	319,655
01/01/2017 to 12/31/2017	$9.36881	$10.10247	346,671
01/01/2018 to 12/31/2018	$10.10247	$8.22944	250,573
01/01/2019 to 12/31/2019	$8.22944	$9.40103	209,693

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97981	$10.28723	76,358
01/01/2011 to 12/31/2011	$10.28723	$10.47091	121,676
01/01/2012 to 12/31/2012	$10.47091	$10.76978	241,492
01/01/2013 to 12/31/2013	$10.76978	$10.13223	196,301
01/01/2014 to 12/31/2014	$10.13223	$9.95939	165,710
01/01/2015 to 12/31/2015	$9.95939	$9.28566	131,381
01/01/2016 to 12/31/2016	$9.28566	$9.47274	128,808
01/01/2017 to 12/31/2017	$9.47274	$9.44915	145,385
01/01/2018 to 12/31/2018	$9.44915	$9.41994	107,688
01/01/2019 to 12/31/2019	$9.41994	$9.35567	94,949
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98839	$11.47450	30,667
01/01/2011 to 12/31/2011	$11.47450	$10.82957	61,860
01/01/2012 to 12/31/2012	$10.82957	$12.53435	110,812
01/01/2013 to 12/31/2013	$12.53435	$16.22411	95,840
01/01/2014 to 12/31/2014	$16.22411	$18.23321	93,537
01/01/2015 to 12/31/2015	$18.23321	$16.64512	72,418
01/01/2016 to 12/31/2016	$16.64512	$18.54868	75,313
01/01/2017 to 12/31/2017	$18.54868	$21.49245	82,668
01/01/2018 to 12/31/2018	$21.49245	$17.53459	64,112
01/01/2019 to 12/31/2019	$17.53459	$20.42152	58,306
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99813	$8.80105	242,539
01/01/2012 to 12/31/2012	$8.80105	$9.54971	569,160
01/01/2013 to 12/31/2013	$9.54971	$11.24875	658,034
01/01/2014 to 12/31/2014	$11.24875	$11.60084	702,790
01/01/2015 to 12/31/2015	$11.60084	$11.26805	644,572
01/01/2016 to 12/31/2016	$11.26805	$11.73379	547,475
01/01/2017 to 12/31/2017	$11.73379	$13.02978	527,754
01/01/2018 to 12/31/2018	$13.02978	$12.09857	425,962
01/01/2019 to 12/31/2019	$12.09857	$14.25726	385,967
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.37613	171,084
01/01/2011 to 12/31/2011	$10.37613	$10.75413	250,171
01/01/2012 to 12/31/2012	$10.75413	$11.33725	401,301
01/01/2013 to 12/31/2013	$11.33725	$10.91667	389,258
01/01/2014 to 12/31/2014	$10.91667	$11.43911	492,958
01/01/2015 to 12/31/2015	$11.43911	$11.31994	446,992
01/01/2016 to 12/31/2016	$11.31994	$11.63568	487,689
01/01/2017 to 12/31/2017	$11.63568	$12.09208	665,927
01/01/2018 to 12/31/2018	$12.09208	$11.55088	838,967
01/01/2019 to 12/31/2019	$11.55088	$12.67988	637,836
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II - Cliff M&E (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$12.82032	$13.49093	25,354
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$16.49106	$17.95958	46,259
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$13.71985	$14.76547	20,456
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$15.68912	$16.86994	64,013
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$12.08132	$12.83089	2,738
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$9.21757	$9.33871	28,818
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$10.65027	$11.16573	34,776
AST Bond Portfolio 2019
03/18/2019 to 12/31/2019	$11.15722	$11.03528	0
AST Bond Portfolio 2020
03/18/2019 to 12/31/2019	$11.61930	$11.70445	366,362
AST Bond Portfolio 2021
03/18/2019 to 12/31/2019	$12.17298	$12.42299	247,257
AST Bond Portfolio 2022
03/18/2019 to 12/31/2019	$11.37353	$11.68680	158,796
AST Bond Portfolio 2023
03/18/2019 to 12/31/2019	$9.73168	$10.05275	19,743
AST Bond Portfolio 2024
03/18/2019 to 12/31/2019	$9.49381	$9.91592	43,780
AST Bond Portfolio 2025
03/18/2019 to 12/31/2019	$10.94004	$11.49770	114,042
AST Bond Portfolio 2026
03/18/2019 to 12/31/2019	$9.66519	$10.25497	159,976
AST Bond Portfolio 2027
03/18/2019 to 12/31/2019	$9.65150	$10.28687	105,278
AST Bond Portfolio 2028
03/18/2019 to 12/31/2019	$9.69739	$10.41618	50,065
AST Bond Portfolio 2029
03/18/2019 to 12/31/2019	$9.76951	$10.54623	53,895
AST Bond Portfolio 2030
03/18/2019 to 12/31/2019	$10.28937	$11.17699	56,389
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.09076	$18.52511	197,932
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$16.48227	$18.75730	4,831
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$16.40736	$17.81396	566
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$20.50814	$23.08904	825
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$14.39173	$15.60078	25,823
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$12.87059	$13.68427	7,065

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.30833	$22.51253	16,752
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$8.27771	$8.23164	995
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$14.34748	$15.19472	832
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.69920	$22.40912	10,975
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$14.60446	$16.51934	2,220
AST International Value Portfolio
03/18/2019 to 12/31/2019	$11.66177	$12.44721	1,592
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$15.35552	$16.54611	7,867
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$12.36226	$13.77757	2,496
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$13.27660	$14.06328	6,548
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$26.11409	$29.18324	1,082
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.05828	$30.42379	30,337
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$19.16658	$21.34931	73,354
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$13.38054	$14.75490	599
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$26.33408	$30.57336	1,772
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$17.53786	$19.67854	663
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$21.82761	$23.96116	65,495
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.90544	$21.61499	7,296
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$9.54786	$9.77091	8,553
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.49496	$14.31985	20,833
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$10.50024	$11.07870	4,150
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$16.50508	$17.62276	105,250
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$25.51932	$27.78584	17,494
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$14.29826	$15.46895	0
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$23.39405	$25.70620	1,690
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$25.28788	$26.53836	2,210
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.14796	$20.00821	2,146
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.18485	$17.59130	49,343
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$30.56429	$33.58092	14,679

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$15.96335	$17.59375	8,403
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$9.19740	$9.35411	3,045
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$9.67287	$9.30901	757
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.59864	$20.31979	1,396
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$13.09609	$14.19415	19,053
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$11.79947	$12.61685	112,121
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (2.45%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96726	$10.75031	1,196,990
01/01/2011 to 12/31/2011	$10.75031	$10.20853	1,046,362
01/01/2012 to 12/31/2012	$10.20853	$11.20949	977,208
01/01/2013 to 12/31/2013	$11.20949	$12.02555	622,114
01/01/2014 to 12/31/2014	$12.02555	$12.17890	515,940
01/01/2015 to 12/31/2015	$12.17890	$11.49803	242,816
01/01/2016 to 12/31/2016	$11.49803	$11.92772	170,445
01/01/2017 to 12/31/2017	$11.92772	$13.10066	184,981
01/01/2018 to 12/31/2018	$13.10066	$11.73840	91,440
01/01/2019 to 12/31/2019	$11.73840	$13.28930	38,380
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97794	$10.85567	1,141,876
01/01/2011 to 12/31/2011	$10.85567	$10.60206	804,539
01/01/2012 to 12/31/2012	$10.60206	$11.75349	727,952
01/01/2013 to 12/31/2013	$11.75349	$13.36402	502,277
01/01/2014 to 12/31/2014	$13.36402	$13.83287	392,382
01/01/2015 to 12/31/2015	$13.83287	$13.60228	253,693
01/01/2016 to 12/31/2016	$13.60228	$14.21286	177,211
01/01/2017 to 12/31/2017	$14.21286	$16.21263	245,624
01/01/2018 to 12/31/2018	$16.21263	$14.88231	116,476
01/01/2019 to 12/31/2019	$14.88231	$17.69133	42,348
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98702	$10.74242	311,912
01/01/2011 to 12/31/2011	$10.74242	$10.28929	241,024
01/01/2012 to 12/31/2012	$10.28929	$11.06887	177,803
01/01/2013 to 12/31/2013	$11.06887	$12.14092	86,879
01/01/2014 to 12/31/2014	$12.14092	$12.45207	127,810
01/01/2015 to 12/31/2015	$12.45207	$12.12681	119,962
01/01/2016 to 12/31/2016	$12.12681	$12.40004	82,582
01/01/2017 to 12/31/2017	$12.40004	$14.06069	110,198
01/01/2018 to 12/31/2018	$14.06069	$12.63050	40,384
01/01/2019 to 12/31/2019	$12.63050	$14.54479	13,521
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98821	$10.70881	1,575,106
01/01/2011 to 12/31/2011	$10.70881	$10.31990	1,250,420
01/01/2012 to 12/31/2012	$10.31990	$11.32248	1,131,974
01/01/2013 to 12/31/2013	$11.32248	$12.99434	872,659
01/01/2014 to 12/31/2014	$12.99434	$13.50263	839,150
01/01/2015 to 12/31/2015	$13.50263	$13.23437	575,512
01/01/2016 to 12/31/2016	$13.23437	$13.72389	480,426
01/01/2017 to 12/31/2017	$13.72389	$15.38431	501,045
01/01/2018 to 12/31/2018	$15.38431	$14.26487	238,813
01/01/2019 to 12/31/2019	$14.26487	$16.61742	60,309

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99796	$9.11678	12,349
01/01/2012 to 12/31/2012	$9.11678	$9.95090	23,304
01/01/2013 to 12/31/2013	$9.95090	$10.76063	80,042
01/01/2014 to 12/31/2014	$10.76063	$11.01087	76,476
01/01/2015 to 12/31/2015	$11.01087	$10.41889	38,762
01/01/2016 to 12/31/2016	$10.41889	$10.87175	16,391
01/01/2017 to 12/31/2017	$10.87175	$11.94375	14,100
01/01/2018 to 12/31/2018	$11.94375	$11.03452	13,646
01/01/2019 to 12/31/2019	$11.03452	$12.66097	9,419
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00739	$10.04039	63,236
01/01/2011 to 12/31/2011	$10.04039	$10.01505	45,426
01/01/2012 to 12/31/2012	$10.01505	$10.22803	49,538
01/01/2013 to 12/31/2013	$10.22803	$9.76064	94,443
01/01/2014 to 12/31/2014	$9.76064	$9.51233	123,171
01/01/2015 to 12/31/2015	$9.51233	$9.32415	104,293
01/01/2016 to 12/31/2016	$9.32415	$9.24531	70,290
01/01/2017 to 12/31/2017	$9.24531	$9.17300	82,418
01/01/2018 to 12/31/2018	$9.17300	$9.01378	43,130
01/01/2019 to 12/31/2019	$9.01378	$9.19938	34,149
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00631	$10.31195	622,197
01/01/2011 to 12/31/2011	$10.31195	$10.37954	456,300
01/01/2012 to 12/31/2012	$10.37954	$11.06872	345,283
01/01/2013 to 12/31/2013	$11.06872	$10.59913	206,735
01/01/2014 to 12/31/2014	$10.59913	$10.77703	217,756
01/01/2015 to 12/31/2015	$10.77703	$10.29127	136,639
01/01/2016 to 12/31/2016	$10.29127	$10.46427	113,899
01/01/2017 to 12/31/2017	$10.46427	$10.65381	140,816
01/01/2018 to 12/31/2018	$10.65381	$10.32281	81,475
01/01/2019 to 12/31/2019	$10.32281	$10.99889	36,515
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99796	$10.58852	0
01/01/2011 to 12/31/2011	$10.58852	$11.97953	0
01/01/2012 to 12/31/2012	$11.97953	$12.37024	374,875
01/01/2013 to 12/31/2013	$12.37024	$11.48409	280,972
01/01/2014 to 12/31/2014	$11.48409	$11.68045	200,501
01/01/2015 to 12/31/2015	$11.68045	$11.51634	204,999
01/01/2016 to 12/31/2016	$11.51634	$11.39736	172,933
01/01/2017 to 12/31/2017	$11.39736	$11.20350	96,826
01/01/2018 to 12/31/2018	$11.20350	$10.98919	1,495,226
01/01/2019 to 12/31/2019	$10.98919	$10.86968	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00878	$10.61916	0
01/01/2011 to 12/31/2011	$10.61916	$12.29423	29,254
01/01/2012 to 12/31/2012	$12.29423	$12.75042	2,188
01/01/2013 to 12/31/2013	$12.75042	$11.62755	228,095
01/01/2014 to 12/31/2014	$11.62755	$12.04130	321,228
01/01/2015 to 12/31/2015	$12.04130	$11.92562	364,920
01/01/2016 to 12/31/2016	$11.92562	$11.86174	216,810
01/01/2017 to 12/31/2017	$11.86174	$11.67424	141,712
01/01/2018 to 12/31/2018	$11.67424	$11.41982	186,114
01/01/2019 to 12/31/2019	$11.41982	$11.52995	516,428

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00772	$10.72043	978
01/01/2011 to 12/31/2011	$10.72043	$12.58139	4,587,235
01/01/2012 to 12/31/2012	$12.58139	$13.10650	4,061,820
01/01/2013 to 12/31/2013	$13.10650	$11.89035	2,516,801
01/01/2014 to 12/31/2014	$11.89035	$12.48997	2,385,868
01/01/2015 to 12/31/2015	$12.48997	$12.40123	2,384,935
01/01/2016 to 12/31/2016	$12.40123	$12.34409	2,138,547
01/01/2017 to 12/31/2017	$12.34409	$12.23276	1,675,148
01/01/2018 to 12/31/2018	$12.23276	$11.93941	1,777,077
01/01/2019 to 12/31/2019	$11.93941	$12.23728	99,634
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99796	$11.94123	1,442,676
01/01/2012 to 12/31/2012	$11.94123	$12.32942	2,659,203
01/01/2013 to 12/31/2013	$12.32942	$10.85512	2,306,731
01/01/2014 to 12/31/2014	$10.85512	$11.68722	1,749,443
01/01/2015 to 12/31/2015	$11.68722	$11.63989	2,152,724
01/01/2016 to 12/31/2016	$11.63989	$11.56285	2,084,946
01/01/2017 to 12/31/2017	$11.56285	$11.45727	1,514,685
01/01/2018 to 12/31/2018	$11.45727	$11.15865	1,383,005
01/01/2019 to 12/31/2019	$11.15865	$11.52660	977,267
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99729	$10.33005	487,479
01/01/2013 to 12/31/2013	$10.33005	$9.04911	3,451,066
01/01/2014 to 12/31/2014	$9.04911	$9.94137	1,617,369
01/01/2015 to 12/31/2015	$9.94137	$9.96039	28,223
01/01/2016 to 12/31/2016	$9.96039	$9.90260	107,728
01/01/2017 to 12/31/2017	$9.90260	$9.82436	21,059
01/01/2018 to 12/31/2018	$9.82436	$9.55715	153,801
01/01/2019 to 12/31/2019	$9.55715	$9.92984	23,786
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99864	$8.69147	1,148,155
01/01/2014 to 12/31/2014	$8.69147	$9.71567	574,997
01/01/2015 to 12/31/2015	$9.71567	$9.74683	35,621
01/01/2016 to 12/31/2016	$9.74683	$9.68987	20,197
01/01/2017 to 12/31/2017	$9.68987	$9.61216	194,575
01/01/2018 to 12/31/2018	$9.61216	$9.31515	466,668
01/01/2019 to 12/31/2019	$9.31515	$9.80996	64,364
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99864	$11.22813	386,757
01/01/2015 to 12/31/2015	$11.22813	$11.17187	3,228,698
01/01/2016 to 12/31/2016	$11.17187	$11.16802	349,993
01/01/2017 to 12/31/2017	$11.16802	$11.09442	151,916
01/01/2018 to 12/31/2018	$11.09442	$10.74172	641,963
01/01/2019 to 12/31/2019	$10.74172	$11.39199	87,463
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99864	$9.87207	403,572
01/01/2016 to 12/31/2016	$9.87207	$9.83071	1,937,013
01/01/2017 to 12/31/2017	$9.83071	$9.82266	1,343,129
01/01/2018 to 12/31/2018	$9.82266	$9.48108	1,456,672
01/01/2019 to 12/31/2019	$9.48108	$10.17636	36,349
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99729	$9.81421	2,418,167
01/01/2017 to 12/31/2017	$9.81421	$9.83141	1,682,707
01/01/2018 to 12/31/2018	$9.83141	$9.46851	1,860,178
01/01/2019 to 12/31/2019	$9.46851	$10.22359	162,799

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99728	$9.97034	68,956
01/01/2018 to 12/31/2018	$9.97034	$9.52499	843,391
01/01/2019 to 12/31/2019	$9.52499	$10.36848	104,073
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99728	$9.59768	74,785
01/01/2019 to 12/31/2019	$9.59768	$10.51388	73,107
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99864	$11.15983	27,549
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97713	$10.78911	1,596,099
01/01/2011 to 12/31/2011	$10.78911	$10.26974	1,181,764
01/01/2012 to 12/31/2012	$10.26974	$11.39253	1,104,640
01/01/2013 to 12/31/2013	$11.39253	$13.63408	1,007,030
01/01/2014 to 12/31/2014	$13.63408	$14.23039	995,598
01/01/2015 to 12/31/2015	$14.23039	$13.95576	628,367
01/01/2016 to 12/31/2016	$13.95576	$14.54546	493,812
01/01/2017 to 12/31/2017	$14.54546	$16.72864	679,646
01/01/2018 to 12/31/2018	$16.72864	$15.30194	328,692
01/01/2019 to 12/31/2019	$15.30194	$18.24800	171,252
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99796	$11.58193	2,749
01/01/2014 to 12/31/2014	$11.58193	$12.83593	3,571
01/01/2015 to 12/31/2015	$12.83593	$12.07417	2,710
01/01/2016 to 12/31/2016	$12.07417	$13.53352	15,257
01/01/2017 to 12/31/2017	$13.53352	$15.63273	28,890
01/01/2018 to 12/31/2018	$15.63273	$14.52108	14,838
01/01/2019 to 12/31/2019	$14.52108	$18.56095	5,996
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96963	$11.49847	11,236
01/01/2011 to 12/31/2011	$11.49847	$10.65192	8,549
01/01/2012 to 12/31/2012	$10.65192	$13.17581	10,521
01/01/2013 to 12/31/2013	$13.17581	$13.41175	4,913
01/01/2014 to 12/31/2014	$13.41175	$14.90483	5,804
01/01/2015 to 12/31/2015	$14.90483	$14.52657	4,523
01/01/2016 to 12/31/2016	$14.52657	$14.29846	3,436
01/01/2017 to 12/31/2017	$14.29846	$15.46761	4,183
01/01/2018 to 12/31/2018	$15.46761	$14.37593	3,220
01/01/2019 to 12/31/2019	$14.37593	$17.54745	572
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95935	$11.73793	30,547
01/01/2011 to 12/31/2011	$11.73793	$12.20547	27,769
01/01/2012 to 12/31/2012	$12.20547	$13.73334	33,487
01/01/2013 to 12/31/2013	$13.73334	$13.81662	14,725
01/01/2014 to 12/31/2014	$13.81662	$17.64499	15,378
01/01/2015 to 12/31/2015	$17.64499	$18.04655	13,375
01/01/2016 to 12/31/2016	$18.04655	$18.45338	9,334
01/01/2017 to 12/31/2017	$18.45338	$19.12691	7,724
01/01/2018 to 12/31/2018	$19.12691	$17.76857	3,958
01/01/2019 to 12/31/2019	$17.76857	$22.74434	1,785

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97544	$10.97022	890,736
01/01/2011 to 12/31/2011	$10.97022	$10.54089	708,843
01/01/2012 to 12/31/2012	$10.54089	$11.37581	649,891
01/01/2013 to 12/31/2013	$11.37581	$12.73519	542,152
01/01/2014 to 12/31/2014	$12.73519	$12.81461	387,375
01/01/2015 to 12/31/2015	$12.81461	$12.62449	182,500
01/01/2016 to 12/31/2016	$12.62449	$12.83984	126,773
01/01/2017 to 12/31/2017	$12.83984	$14.58949	152,045
01/01/2018 to 12/31/2018	$14.58949	$13.12791	72,102
01/01/2019 to 12/31/2019	$13.12791	$15.36772	21,305
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98771	$10.65857	225,964
01/01/2011 to 12/31/2011	$10.65857	$10.34518	147,454
01/01/2012 to 12/31/2012	$10.34518	$11.11353	103,290
01/01/2013 to 12/31/2013	$11.11353	$11.90604	51,885
01/01/2014 to 12/31/2014	$11.90604	$12.08366	82,864
01/01/2015 to 12/31/2015	$12.08366	$11.68036	60,730
01/01/2016 to 12/31/2016	$11.68036	$11.99377	37,974
01/01/2017 to 12/31/2017	$11.99377	$13.13801	86,730
01/01/2018 to 12/31/2018	$13.13801	$11.90987	42,955
01/01/2019 to 12/31/2019	$11.90987	$13.47957	23,766
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96459	$11.44456	94,641
01/01/2011 to 12/31/2011	$11.44456	$11.30993	41,071
01/01/2012 to 12/31/2012	$11.30993	$12.76351	31,161
01/01/2013 to 12/31/2013	$12.76351	$17.28357	90,823
01/01/2014 to 12/31/2014	$17.28357	$18.07377	166,317
01/01/2015 to 12/31/2015	$18.07377	$16.66225	147,332
01/01/2016 to 12/31/2016	$16.66225	$20.20706	124,603
01/01/2017 to 12/31/2017	$20.20706	$22.11604	77,236
01/01/2018 to 12/31/2018	$22.11604	$18.53699	24,567
01/01/2019 to 12/31/2019	$18.53699	$22.17616	18,547
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99797	$9.80382	85,277
01/01/2011 to 12/31/2011	$9.80382	$9.56603	104,231
01/01/2012 to 12/31/2012	$9.56603	$9.33180	59,497
01/01/2013 to 12/31/2013	$9.33180	$9.10326	23,231
01/01/2014 to 12/31/2014	$9.10326	$8.88014	18,379
01/01/2015 to 12/31/2015	$8.88014	$8.66263	27,666
01/01/2016 to 12/31/2016	$8.66263	$8.45098	25,976
01/01/2017 to 12/31/2017	$8.45098	$8.27271	15,886
01/01/2018 to 12/31/2018	$8.27271	$8.17381	5,333
01/01/2019 to 12/31/2019	$8.17381	$8.10841	727
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98394	$10.71987	75,583
01/01/2011 to 12/31/2011	$10.71987	$10.78949	80,740
01/01/2012 to 12/31/2012	$10.78949	$11.98506	32,851
01/01/2013 to 12/31/2013	$11.98506	$12.53095	41,481
01/01/2014 to 12/31/2014	$12.53095	$12.53665	45,865
01/01/2015 to 12/31/2015	$12.53665	$11.79366	21,054
01/01/2016 to 12/31/2016	$11.79366	$13.27686	16,680
01/01/2017 to 12/31/2017	$13.27686	$13.92023	11,910
01/01/2018 to 12/31/2018	$13.92023	$13.30767	6,162
01/01/2019 to 12/31/2019	$13.30767	$14.96785	722

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98995	$10.57650	24,005
01/01/2011 to 12/31/2011	$10.57650	$9.88604	16,219
01/01/2012 to 12/31/2012	$9.88604	$11.27190	13,356
01/01/2013 to 12/31/2013	$11.27190	$15.37897	23,784
01/01/2014 to 12/31/2014	$15.37897	$17.06442	19,246
01/01/2015 to 12/31/2015	$17.06442	$15.34183	9,024
01/01/2016 to 12/31/2016	$15.34183	$17.94319	6,864
01/01/2017 to 12/31/2017	$17.94319	$20.86445	9,319
01/01/2018 to 12/31/2018	$20.86445	$17.47028	7,768
01/01/2019 to 12/31/2019	$17.47028	$22.07373	5,951
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92879	$11.21224	36,793
01/01/2011 to 12/31/2011	$11.21224	$9.52422	23,113
01/01/2012 to 12/31/2012	$9.52422	$11.18271	28,321
01/01/2013 to 12/31/2013	$11.18271	$12.98759	15,968
01/01/2014 to 12/31/2014	$12.98759	$11.96938	13,433
01/01/2015 to 12/31/2015	$11.96938	$12.04366	8,198
01/01/2016 to 12/31/2016	$12.04366	$11.30530	4,913
01/01/2017 to 12/31/2017	$11.30530	$14.93641	13,025
01/01/2018 to 12/31/2018	$14.93641	$12.62620	10,004
01/01/2019 to 12/31/2019	$12.62620	$16.27200	5,648
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92866	$10.75268	30,014
01/01/2011 to 12/31/2011	$10.75268	$9.17316	19,353
01/01/2012 to 12/31/2012	$9.17316	$10.44038	11,831
01/01/2013 to 12/31/2013	$10.44038	$12.16729	4,612
01/01/2014 to 12/31/2014	$12.16729	$11.07349	6,281
01/01/2015 to 12/31/2015	$11.07349	$10.89035	7,999
01/01/2016 to 12/31/2016	$10.89035	$10.68584	3,620
01/01/2017 to 12/31/2017	$10.68584	$12.80298	12,849
01/01/2018 to 12/31/2018	$12.80298	$10.47239	11,168
01/01/2019 to 12/31/2019	$10.47239	$12.26135	6,958
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97620	$10.82869	341,662
01/01/2011 to 12/31/2011	$10.82869	$10.50361	210,711
01/01/2012 to 12/31/2012	$10.50361	$11.63772	164,830
01/01/2013 to 12/31/2013	$11.63772	$13.20113	77,929
01/01/2014 to 12/31/2014	$13.20113	$13.69735	99,223
01/01/2015 to 12/31/2015	$13.69735	$13.22187	63,531
01/01/2016 to 12/31/2016	$13.22187	$13.57172	39,306
01/01/2017 to 12/31/2017	$13.57172	$15.48512	52,770
01/01/2018 to 12/31/2018	$15.48512	$13.99022	26,056
01/01/2019 to 12/31/2019	$13.99022	$16.29916	15,630
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92131	$10.51577	34,974
01/01/2011 to 12/31/2011	$10.51577	$9.31972	17,022
01/01/2012 to 12/31/2012	$9.31972	$11.08286	17,036
01/01/2013 to 12/31/2013	$11.08286	$12.47210	12,129
01/01/2014 to 12/31/2014	$12.47210	$11.39201	16,267
01/01/2015 to 12/31/2015	$11.39201	$10.80224	8,830
01/01/2016 to 12/31/2016	$10.80224	$10.74176	8,656
01/01/2017 to 12/31/2017	$10.74176	$13.58465	18,572
01/01/2018 to 12/31/2018	$13.58465	$10.93524	14,420
01/01/2019 to 12/31/2019	$10.93524	$13.57140	8,672

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.54573	238,911
01/01/2011 to 12/31/2011	$10.54573	$10.31175	152,120
01/01/2012 to 12/31/2012	$10.31175	$11.13698	105,154
01/01/2013 to 12/31/2013	$11.13698	$12.06278	40,659
01/01/2014 to 12/31/2014	$12.06278	$12.40833	74,831
01/01/2015 to 12/31/2015	$12.40833	$12.08220	49,033
01/01/2016 to 12/31/2016	$12.08220	$12.23929	25,459
01/01/2017 to 12/31/2017	$12.23929	$13.39000	28,850
01/01/2018 to 12/31/2018	$13.39000	$12.39071	19,467
01/01/2019 to 12/31/2019	$12.39071	$13.85300	11,289
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97081	$10.73371	15,327
01/01/2011 to 12/31/2011	$10.73371	$10.54054	5,284
01/01/2012 to 12/31/2012	$10.54054	$11.84341	9,256
01/01/2013 to 12/31/2013	$11.84341	$15.76964	9,312
01/01/2014 to 12/31/2014	$15.76964	$16.84537	12,912
01/01/2015 to 12/31/2015	$16.84537	$18.18017	7,637
01/01/2016 to 12/31/2016	$18.18017	$17.47608	3,580
01/01/2017 to 12/31/2017	$17.47608	$23.15800	4,038
01/01/2018 to 12/31/2018	$23.15800	$22.22349	2,307
01/01/2019 to 12/31/2019	$22.22349	$28.74708	980
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99207	$11.26074	53,828
01/01/2011 to 12/31/2011	$11.26074	$10.88492	32,765
01/01/2012 to 12/31/2012	$10.88492	$11.92027	55,743
01/01/2013 to 12/31/2013	$11.92027	$15.88576	19,055
01/01/2014 to 12/31/2014	$15.88576	$17.13764	25,866
01/01/2015 to 12/31/2015	$17.13764	$18.40155	20,949
01/01/2016 to 12/31/2016	$18.40155	$18.95278	13,699
01/01/2017 to 12/31/2017	$18.95278	$24.58958	79,866
01/01/2018 to 12/31/2018	$24.58958	$23.33908	59,151
01/01/2019 to 12/31/2019	$23.33908	$29.96882	40,519
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98709	$10.85175	45,594
01/01/2011 to 12/31/2011	$10.85175	$10.25460	25,192
01/01/2012 to 12/31/2012	$10.25460	$12.31152	44,434
01/01/2013 to 12/31/2013	$12.31152	$15.32895	250,442
01/01/2014 to 12/31/2014	$15.32895	$15.49628	390,677
01/01/2015 to 12/31/2015	$15.49628	$14.89513	337,144
01/01/2016 to 12/31/2016	$14.89513	$15.56455	292,597
01/01/2017 to 12/31/2017	$15.56455	$18.80426	271,196
01/01/2018 to 12/31/2018	$18.80426	$16.58885	123,915
01/01/2019 to 12/31/2019	$16.58885	$21.03034	80,191
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99797	$10.26668	41,111
01/01/2013 to 12/31/2013	$10.26668	$11.90955	14,343
01/01/2014 to 12/31/2014	$11.90955	$12.21473	8,586
01/01/2015 to 12/31/2015	$12.21473	$11.76755	5,699
01/01/2016 to 12/31/2016	$11.76755	$11.97612	3,661
01/01/2017 to 12/31/2017	$11.97612	$13.61042	4,200
01/01/2018 to 12/31/2018	$13.61042	$12.17660	3,063
01/01/2019 to 12/31/2019	$12.17660	$14.58217	2,532

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.82739	11,152
01/01/2011 to 12/31/2011	$10.82739	$10.49984	7,990
01/01/2012 to 12/31/2012	$10.49984	$11.99213	13,797
01/01/2013 to 12/31/2013	$11.99213	$15.99255	13,770
01/01/2014 to 12/31/2014	$15.99255	$16.95954	17,533
01/01/2015 to 12/31/2015	$16.95954	$17.74002	6,507
01/01/2016 to 12/31/2016	$17.74002	$17.63717	8,393
01/01/2017 to 12/31/2017	$17.63717	$22.49002	10,235
01/01/2018 to 12/31/2018	$22.49002	$22.40759	6,950
01/01/2019 to 12/31/2019	$22.40759	$30.11674	2,080
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99797	$10.16591	0
01/01/2013 to 12/31/2013	$10.16591	$13.33883	1,838
01/01/2014 to 12/31/2014	$13.33883	$14.34158	4,476
01/01/2015 to 12/31/2015	$14.34158	$13.88901	8,589
01/01/2016 to 12/31/2016	$13.88901	$15.37133	17,345
01/01/2017 to 12/31/2017	$15.37133	$17.59610	15,011
01/01/2018 to 12/31/2018	$17.59610	$15.42047	9,478
01/01/2019 to 12/31/2019	$15.42047	$19.45734	6,642
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01928	$11.36976	50,219
01/01/2011 to 12/31/2011	$11.36976	$10.76129	40,255
01/01/2012 to 12/31/2012	$10.76129	$12.55624	33,008
01/01/2013 to 12/31/2013	$12.55624	$16.19167	22,614
01/01/2014 to 12/31/2014	$16.19167	$17.61574	28,716
01/01/2015 to 12/31/2015	$17.61574	$16.20705	256,572
01/01/2016 to 12/31/2016	$16.20705	$16.07090	220,219
01/01/2017 to 12/31/2017	$16.07090	$19.92575	243,921
01/01/2018 to 12/31/2018	$19.92575	$18.58961	117,988
01/01/2019 to 12/31/2019	$18.58961	$23.60265	79,594
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99052	$11.18938	42,785
01/01/2011 to 12/31/2011	$11.18938	$10.64447	24,128
01/01/2012 to 12/31/2012	$10.64447	$12.16168	21,619
01/01/2013 to 12/31/2013	$12.16168	$16.84763	25,421
01/01/2014 to 12/31/2014	$16.84763	$18.77699	38,138
01/01/2015 to 12/31/2015	$18.77699	$17.28431	19,628
01/01/2016 to 12/31/2016	$17.28431	$19.93589	34,177
01/01/2017 to 12/31/2017	$19.93589	$22.13065	27,496
01/01/2018 to 12/31/2018	$22.13065	$18.03592	15,556
01/01/2019 to 12/31/2019	$18.03592	$21.29151	9,985
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93844	$11.62845	130,854
01/01/2011 to 12/31/2011	$11.62845	$9.04437	81,312
01/01/2012 to 12/31/2012	$9.04437	$10.40420	66,882
01/01/2013 to 12/31/2013	$10.40420	$10.17201	36,025
01/01/2014 to 12/31/2014	$10.17201	$9.45806	36,857
01/01/2015 to 12/31/2015	$9.45806	$7.68289	33,548
01/01/2016 to 12/31/2016	$7.68289	$8.42163	33,302
01/01/2017 to 12/31/2017	$8.42163	$10.38308	34,105
01/01/2018 to 12/31/2018	$10.38308	$8.70465	27,013
01/01/2019 to 12/31/2019	$8.70465	$9.62485	15,534

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98893	$10.55451	912,631
01/01/2011 to 12/31/2011	$10.55451	$10.39894	867,086
01/01/2012 to 12/31/2012	$10.39894	$11.19608	823,343
01/01/2013 to 12/31/2013	$11.19608	$11.92788	359,644
01/01/2014 to 12/31/2014	$11.92788	$12.30764	365,749
01/01/2015 to 12/31/2015	$12.30764	$12.02328	214,879
01/01/2016 to 12/31/2016	$12.02328	$12.37743	139,923
01/01/2017 to 12/31/2017	$12.37743	$13.29818	136,125
01/01/2018 to 12/31/2018	$13.29818	$12.60219	94,789
01/01/2019 to 12/31/2019	$12.60219	$14.10543	40,885
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01788	$10.05643	1,632
01/01/2012 to 12/31/2012	$10.05643	$10.50712	7,271
01/01/2013 to 12/31/2013	$10.50712	$10.01269	8,073
01/01/2014 to 12/31/2014	$10.01269	$10.35944	12,604
01/01/2015 to 12/31/2015	$10.35944	$10.07855	11,295
01/01/2016 to 12/31/2016	$10.07855	$10.24604	11,002
01/01/2017 to 12/31/2017	$10.24604	$10.56250	36,554
01/01/2018 to 12/31/2018	$10.56250	$10.21860	20,121
01/01/2019 to 12/31/2019	$10.21860	$10.94066	2,990
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96296	$11.46234	817,470
01/01/2011 to 12/31/2011	$11.46234	$10.48701	565,331
01/01/2012 to 12/31/2012	$10.48701	$11.55136	525,857
01/01/2013 to 12/31/2013	$11.55136	$13.18697	317,423
01/01/2014 to 12/31/2014	$13.18697	$14.04719	330,365
01/01/2015 to 12/31/2015	$14.04719	$13.61907	376,974
01/01/2016 to 12/31/2016	$13.61907	$14.62732	289,500
01/01/2017 to 12/31/2017	$14.62732	$16.56694	650,981
01/01/2018 to 12/31/2018	$16.56694	$14.93130	332,844
01/01/2019 to 12/31/2019	$14.93130	$17.35892	103,573
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.84746	7,009
01/01/2011 to 12/31/2011	$10.84746	$10.94802	4,463
01/01/2012 to 12/31/2012	$10.94802	$12.68749	5,825
01/01/2013 to 12/31/2013	$12.68749	$16.39033	4,673
01/01/2014 to 12/31/2014	$16.39033	$18.74107	3,887
01/01/2015 to 12/31/2015	$18.74107	$18.84482	3,180
01/01/2016 to 12/31/2016	$18.84482	$21.11353	2,180
01/01/2017 to 12/31/2017	$21.11353	$25.18093	35,350
01/01/2018 to 12/31/2018	$25.18093	$22.54238	25,337
01/01/2019 to 12/31/2019	$22.54238	$27.37015	19,229
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99796	$8.85121	0
01/01/2012 to 12/31/2012	$8.85121	$9.77011	0
01/01/2013 to 12/31/2013	$9.77011	$11.66555	0
01/01/2014 to 12/31/2014	$11.66555	$12.11951	0
01/01/2015 to 12/31/2015	$12.11951	$11.84042	0
01/01/2016 to 12/31/2016	$11.84042	$12.28129	0
01/01/2017 to 12/31/2017	$12.28129	$14.16066	0
01/01/2018 to 12/31/2018	$14.16066	$12.91015	0
01/01/2019 to 12/31/2019	$12.91015	$15.26440	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97129	$12.10887	33,912
01/01/2011 to 12/31/2011	$12.10887	$10.26372	33,764
01/01/2012 to 12/31/2012	$10.26372	$12.02157	22,467
01/01/2013 to 12/31/2013	$12.02157	$16.51317	12,832
01/01/2014 to 12/31/2014	$16.51317	$16.90455	15,327
01/01/2015 to 12/31/2015	$16.90455	$16.71051	8,714
01/01/2016 to 12/31/2016	$16.71051	$17.55716	5,631
01/01/2017 to 12/31/2017	$17.55716	$21.87116	7,099
01/01/2018 to 12/31/2018	$21.87116	$19.01897	4,986
01/01/2019 to 12/31/2019	$19.01897	$25.32172	2,165
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96034	$12.56702	45,553
01/01/2011 to 12/31/2011	$12.56702	$12.13960	23,037
01/01/2012 to 12/31/2012	$12.13960	$13.28352	29,382
01/01/2013 to 12/31/2013	$13.28352	$17.51609	16,872
01/01/2014 to 12/31/2014	$17.51609	$17.73947	16,895
01/01/2015 to 12/31/2015	$17.73947	$17.44072	12,939
01/01/2016 to 12/31/2016	$17.44072	$19.06913	12,440
01/01/2017 to 12/31/2017	$19.06913	$23.05233	10,494
01/01/2018 to 12/31/2018	$23.05233	$20.59461	4,543
01/01/2019 to 12/31/2019	$20.59461	$26.14127	2,091
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96377	$11.42118	38,857
01/01/2011 to 12/31/2011	$11.42118	$10.47587	19,315
01/01/2012 to 12/31/2012	$10.47587	$12.07466	28,319
01/01/2013 to 12/31/2013	$12.07466	$16.18447	27,508
01/01/2014 to 12/31/2014	$16.18447	$16.61963	25,283
01/01/2015 to 12/31/2015	$16.61963	$15.51363	17,612
01/01/2016 to 12/31/2016	$15.51363	$19.55435	17,351
01/01/2017 to 12/31/2017	$19.55435	$20.47823	12,893
01/01/2018 to 12/31/2018	$20.47823	$16.56301	6,464
01/01/2019 to 12/31/2019	$16.56301	$19.70854	3,825
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99166	$10.65016	702,454
01/01/2011 to 12/31/2011	$10.65016	$10.59574	558,590
01/01/2012 to 12/31/2012	$10.59574	$11.73064	483,571
01/01/2013 to 12/31/2013	$11.73064	$13.36952	331,507
01/01/2014 to 12/31/2014	$13.36952	$13.80879	338,148
01/01/2015 to 12/31/2015	$13.80879	$13.47606	322,942
01/01/2016 to 12/31/2016	$13.47606	$14.13850	230,437
01/01/2017 to 12/31/2017	$14.13850	$15.91827	312,404
01/01/2018 to 12/31/2018	$15.91827	$14.69909	142,793
01/01/2019 to 12/31/2019	$14.69909	$17.32791	68,902
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97054	$11.09254	98,460
01/01/2011 to 12/31/2011	$11.09254	$10.63770	65,252
01/01/2012 to 12/31/2012	$10.63770	$12.20110	78,203
01/01/2013 to 12/31/2013	$12.20110	$17.14257	160,881
01/01/2014 to 12/31/2014	$17.14257	$18.11822	201,746
01/01/2015 to 12/31/2015	$18.11822	$19.36822	155,918
01/01/2016 to 12/31/2016	$19.36822	$19.40469	133,959
01/01/2017 to 12/31/2017	$19.40469	$26.10277	96,583
01/01/2018 to 12/31/2018	$26.10277	$26.44420	30,285
01/01/2019 to 12/31/2019	$26.44420	$33.07872	18,142

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98557	$10.62574	24,907
01/01/2011 to 12/31/2011	$10.62574	$10.31479	10,609
01/01/2012 to 12/31/2012	$10.31479	$11.41003	30,132
01/01/2013 to 12/31/2013	$11.41003	$14.98514	14,322
01/01/2014 to 12/31/2014	$14.98514	$14.84571	21,676
01/01/2015 to 12/31/2015	$14.84571	$13.60370	22,986
01/01/2016 to 12/31/2016	$13.60370	$14.08438	13,032
01/01/2017 to 12/31/2017	$14.08438	$16.01470	10,161
01/01/2018 to 12/31/2018	$16.01470	$14.10329	2,783
01/01/2019 to 12/31/2019	$14.10329	$17.33060	9,299
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85922	$11.43090	183,850
01/01/2011 to 12/31/2011	$11.43090	$9.48762	118,919
01/01/2012 to 12/31/2012	$9.48762	$9.58963	80,259
01/01/2013 to 12/31/2013	$9.58963	$10.79343	37,681
01/01/2014 to 12/31/2014	$10.79343	$9.64854	47,806
01/01/2015 to 12/31/2015	$9.64854	$7.59992	41,232
01/01/2016 to 12/31/2016	$7.59992	$9.23919	33,980
01/01/2017 to 12/31/2017	$9.23919	$9.94245	37,014
01/01/2018 to 12/31/2018	$9.94245	$8.08245	24,545
01/01/2019 to 12/31/2019	$8.08245	$9.21429	11,993
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97965	$10.27029	26,234
01/01/2011 to 12/31/2011	$10.27029	$10.43240	30,635
01/01/2012 to 12/31/2012	$10.43240	$10.70810	14,739
01/01/2013 to 12/31/2013	$10.70810	$10.05368	4,933
01/01/2014 to 12/31/2014	$10.05368	$9.86192	6,787
01/01/2015 to 12/31/2015	$9.86192	$9.17597	4,206
01/01/2016 to 12/31/2016	$9.17597	$9.34166	6,392
01/01/2017 to 12/31/2017	$9.34166	$9.29945	5,797
01/01/2018 to 12/31/2018	$9.29945	$9.25161	3,817
01/01/2019 to 12/31/2019	$9.25161	$9.16972	228
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98822	$11.45566	20,289
01/01/2011 to 12/31/2011	$11.45566	$10.78976	17,086
01/01/2012 to 12/31/2012	$10.78976	$12.46281	11,167
01/01/2013 to 12/31/2013	$12.46281	$16.09848	12,525
01/01/2014 to 12/31/2014	$16.09848	$18.05487	10,400
01/01/2015 to 12/31/2015	$18.05487	$16.44857	4,238
01/01/2016 to 12/31/2016	$16.44857	$18.29245	2,336
01/01/2017 to 12/31/2017	$18.29245	$21.15246	2,695
01/01/2018 to 12/31/2018	$21.15246	$17.22172	1,668
01/01/2019 to 12/31/2019	$17.22172	$20.01619	439
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99796	$8.78899	16,039
01/01/2012 to 12/31/2012	$8.78899	$9.51705	6,547
01/01/2013 to 12/31/2013	$9.51705	$11.18739	50,917
01/01/2014 to 12/31/2014	$11.18739	$11.51400	58,403
01/01/2015 to 12/31/2015	$11.51400	$11.16085	52,167
01/01/2016 to 12/31/2016	$11.16085	$11.59846	29,921
01/01/2017 to 12/31/2017	$11.59846	$12.85320	27,000
01/01/2018 to 12/31/2018	$12.85320	$11.91008	15,691
01/01/2019 to 12/31/2019	$11.91008	$14.00633	17,204

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.35895	123,918
01/01/2011 to 12/31/2011	$10.35895	$10.71447	80,875
01/01/2012 to 12/31/2012	$10.71447	$11.27233	70,859
01/01/2013 to 12/31/2013	$11.27233	$10.83198	287,441
01/01/2014 to 12/31/2014	$10.83198	$11.32715	470,275
01/01/2015 to 12/31/2015	$11.32715	$11.18621	405,110
01/01/2016 to 12/31/2016	$11.18621	$11.47470	354,785
01/01/2017 to 12/31/2017	$11.47470	$11.90051	417,349
01/01/2018 to 12/31/2018	$11.90051	$11.34449	228,672
01/01/2019 to 12/31/2019	$11.34449	$12.42785	148,332
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5% and HAV (2.65%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96709	$10.73250	2,607,318
01/01/2011 to 12/31/2011	$10.73250	$10.17073	4,239,341
01/01/2012 to 12/31/2012	$10.17073	$11.14493	6,194,491
01/01/2013 to 12/31/2013	$11.14493	$11.93170	6,373,739
01/01/2014 to 12/31/2014	$11.93170	$12.05900	5,796,295
01/01/2015 to 12/31/2015	$12.05900	$11.36153	4,434,513
01/01/2016 to 12/31/2016	$11.36153	$11.76201	3,835,274
01/01/2017 to 12/31/2017	$11.76201	$12.89231	3,901,271
01/01/2018 to 12/31/2018	$12.89231	$11.52788	2,629,360
01/01/2019 to 12/31/2019	$11.52788	$13.02427	2,226,993
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97777	$10.83775	2,204,063
01/01/2011 to 12/31/2011	$10.83775	$10.56281	4,356,169
01/01/2012 to 12/31/2012	$10.56281	$11.68600	7,609,369
01/01/2013 to 12/31/2013	$11.68600	$13.25989	7,834,515
01/01/2014 to 12/31/2014	$13.25989	$13.69694	7,468,668
01/01/2015 to 12/31/2015	$13.69694	$13.44106	6,664,929
01/01/2016 to 12/31/2016	$13.44106	$14.01571	5,629,897
01/01/2017 to 12/31/2017	$14.01571	$15.95502	5,582,859
01/01/2018 to 12/31/2018	$15.95502	$14.61567	4,573,199
01/01/2019 to 12/31/2019	$14.61567	$17.33879	3,426,236
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98685	$10.72465	1,315,732
01/01/2011 to 12/31/2011	$10.72465	$10.25133	2,875,051
01/01/2012 to 12/31/2012	$10.25133	$11.00532	4,702,376
01/01/2013 to 12/31/2013	$11.00532	$12.04658	4,739,593
01/01/2014 to 12/31/2014	$12.04658	$12.33012	4,483,245
01/01/2015 to 12/31/2015	$12.33012	$11.98349	4,153,755
01/01/2016 to 12/31/2016	$11.98349	$12.22836	3,736,811
01/01/2017 to 12/31/2017	$12.22836	$13.83777	3,727,689
01/01/2018 to 12/31/2018	$13.83777	$12.40459	2,963,709
01/01/2019 to 12/31/2019	$12.40459	$14.25538	2,417,267
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98805	$10.69113	3,011,825
01/01/2011 to 12/31/2011	$10.69113	$10.28178	5,332,597
01/01/2012 to 12/31/2012	$10.28178	$11.25754	8,208,915
01/01/2013 to 12/31/2013	$11.25754	$12.89341	8,525,474
01/01/2014 to 12/31/2014	$12.89341	$13.37030	8,066,910
01/01/2015 to 12/31/2015	$13.37030	$13.07789	7,472,148
01/01/2016 to 12/31/2016	$13.07789	$13.53403	6,806,256
01/01/2017 to 12/31/2017	$13.53403	$15.14039	6,760,606
01/01/2018 to 12/31/2018	$15.14039	$14.00976	5,721,778
01/01/2019 to 12/31/2019	$14.00976	$16.28677	4,120,243

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99779	$9.10428	806,990
01/01/2012 to 12/31/2012	$9.10428	$9.91691	1,943,918
01/01/2013 to 12/31/2013	$9.91691	$10.70194	1,950,366
01/01/2014 to 12/31/2014	$10.70194	$10.92829	1,907,607
01/01/2015 to 12/31/2015	$10.92829	$10.31939	1,795,103
01/01/2016 to 12/31/2016	$10.31939	$10.74584	1,647,753
01/01/2017 to 12/31/2017	$10.74584	$11.78131	1,669,581
01/01/2018 to 12/31/2018	$11.78131	$10.86203	1,397,028
01/01/2019 to 12/31/2019	$10.86203	$12.43761	1,378,928
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00722	$10.02388	70,985
01/01/2011 to 12/31/2011	$10.02388	$9.97809	210,539
01/01/2012 to 12/31/2012	$9.97809	$10.16918	266,496
01/01/2013 to 12/31/2013	$10.16918	$9.68440	251,734
01/01/2014 to 12/31/2014	$9.68440	$9.41855	205,549
01/01/2015 to 12/31/2015	$9.41855	$9.21319	183,650
01/01/2016 to 12/31/2016	$9.21319	$9.11634	178,897
01/01/2017 to 12/31/2017	$9.11634	$9.02683	197,715
01/01/2018 to 12/31/2018	$9.02683	$8.85188	187,413
01/01/2019 to 12/31/2019	$8.85188	$9.01561	176,101
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00614	$10.29498	1,860,843
01/01/2011 to 12/31/2011	$10.29498	$10.34127	3,004,507
01/01/2012 to 12/31/2012	$10.34127	$11.00518	4,568,519
01/01/2013 to 12/31/2013	$11.00518	$10.51669	4,613,033
01/01/2014 to 12/31/2014	$10.51669	$10.67123	4,173,685
01/01/2015 to 12/31/2015	$10.67123	$10.16942	3,399,872
01/01/2016 to 12/31/2016	$10.16942	$10.31918	3,088,934
01/01/2017 to 12/31/2017	$10.31918	$10.48466	3,338,469
01/01/2018 to 12/31/2018	$10.48466	$10.13792	2,721,609
01/01/2019 to 12/31/2019	$10.13792	$10.77988	2,097,329
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97696	$10.77122	3,042,353
01/01/2011 to 12/31/2011	$10.77122	$10.23176	4,508,569
01/01/2012 to 12/31/2012	$10.23176	$11.32704	7,481,046
01/01/2013 to 12/31/2013	$11.32704	$13.52792	8,144,806
01/01/2014 to 12/31/2014	$13.52792	$14.09066	8,188,275
01/01/2015 to 12/31/2015	$14.09066	$13.79042	7,716,721
01/01/2016 to 12/31/2016	$13.79042	$14.34367	6,862,185
01/01/2017 to 12/31/2017	$14.34367	$16.46294	6,816,646
01/01/2018 to 12/31/2018	$16.46294	$15.02783	5,765,144
01/01/2019 to 12/31/2019	$15.02783	$17.88436	3,966,038
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99779	$11.56161	18,728
01/01/2014 to 12/31/2014	$11.56161	$12.78708	37,800
01/01/2015 to 12/31/2015	$12.78708	$12.00361	51,364
01/01/2016 to 12/31/2016	$12.00361	$13.42687	152,375
01/01/2017 to 12/31/2017	$13.42687	$15.47778	231,919
01/01/2018 to 12/31/2018	$15.47778	$14.34747	192,296
01/01/2019 to 12/31/2019	$14.34747	$18.30168	175,603

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96946	$11.47951	56,998
01/01/2011 to 12/31/2011	$11.47951	$10.61265	93,524
01/01/2012 to 12/31/2012	$10.61265	$13.10012	154,538
01/01/2013 to 12/31/2013	$13.10012	$13.30738	178,127
01/01/2014 to 12/31/2014	$13.30738	$14.75863	163,197
01/01/2015 to 12/31/2015	$14.75863	$14.35460	130,087
01/01/2016 to 12/31/2016	$14.35460	$14.10026	200,557
01/01/2017 to 12/31/2017	$14.10026	$15.22212	200,161
01/01/2018 to 12/31/2018	$15.22212	$14.11862	148,980
01/01/2019 to 12/31/2019	$14.11862	$17.19808	132,758
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95918	$11.71858	133,723
01/01/2011 to 12/31/2011	$11.71858	$12.16046	197,922
01/01/2012 to 12/31/2012	$12.16046	$13.65459	328,967
01/01/2013 to 12/31/2013	$13.65459	$13.70926	327,378
01/01/2014 to 12/31/2014	$13.70926	$17.47202	297,918
01/01/2015 to 12/31/2015	$17.47202	$17.83308	258,221
01/01/2016 to 12/31/2016	$17.83308	$18.19786	265,195
01/01/2017 to 12/31/2017	$18.19786	$18.82341	248,186
01/01/2018 to 12/31/2018	$18.82341	$17.45059	175,880
01/01/2019 to 12/31/2019	$17.45059	$22.29156	144,119
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97527	$10.95228	1,431,400
01/01/2011 to 12/31/2011	$10.95228	$10.50216	3,032,510
01/01/2012 to 12/31/2012	$10.50216	$11.31067	4,832,563
01/01/2013 to 12/31/2013	$11.31067	$12.63622	5,486,700
01/01/2014 to 12/31/2014	$12.63622	$12.68900	4,715,513
01/01/2015 to 12/31/2015	$12.68900	$12.47514	4,320,790
01/01/2016 to 12/31/2016	$12.47514	$12.66192	3,768,090
01/01/2017 to 12/31/2017	$12.66192	$14.35791	3,692,544
01/01/2018 to 12/31/2018	$14.35791	$12.89286	2,914,677
01/01/2019 to 12/31/2019	$12.89286	$15.06159	2,275,996
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98754	$10.64093	1,152,390
01/01/2011 to 12/31/2011	$10.64093	$10.30697	2,246,399
01/01/2012 to 12/31/2012	$10.30697	$11.04976	3,530,504
01/01/2013 to 12/31/2013	$11.04976	$11.81336	3,476,933
01/01/2014 to 12/31/2014	$11.81336	$11.96511	3,155,584
01/01/2015 to 12/31/2015	$11.96511	$11.54211	2,598,054
01/01/2016 to 12/31/2016	$11.54211	$11.82752	2,308,552
01/01/2017 to 12/31/2017	$11.82752	$12.92935	2,455,092
01/01/2018 to 12/31/2018	$12.92935	$11.69660	1,711,195
01/01/2019 to 12/31/2019	$11.69660	$13.21103	1,506,381
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96442	$11.42557	171,284
01/01/2011 to 12/31/2011	$11.42557	$11.26813	248,551
01/01/2012 to 12/31/2012	$11.26813	$12.69009	365,989
01/01/2013 to 12/31/2013	$12.69009	$17.14902	398,969
01/01/2014 to 12/31/2014	$17.14902	$17.89632	406,716
01/01/2015 to 12/31/2015	$17.89632	$16.46480	347,254
01/01/2016 to 12/31/2016	$16.46480	$19.92663	310,486
01/01/2017 to 12/31/2017	$19.92663	$21.76456	314,872
01/01/2018 to 12/31/2018	$21.76456	$18.20492	244,238
01/01/2019 to 12/31/2019	$18.20492	$21.73435	185,759

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99780	$9.78749	384,493
01/01/2011 to 12/31/2011	$9.78749	$9.53079	795,470
01/01/2012 to 12/31/2012	$9.53079	$9.27839	815,092
01/01/2013 to 12/31/2013	$9.27839	$9.03243	699,730
01/01/2014 to 12/31/2014	$9.03243	$8.79316	485,524
01/01/2015 to 12/31/2015	$8.79316	$8.56022	394,506
01/01/2016 to 12/31/2016	$8.56022	$8.33397	433,012
01/01/2017 to 12/31/2017	$8.33397	$8.14140	306,293
01/01/2018 to 12/31/2018	$8.14140	$8.02750	272,919
01/01/2019 to 12/31/2019	$8.02750	$7.94690	216,147
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98377	$10.70219	110,533
01/01/2011 to 12/31/2011	$10.70219	$10.74978	210,383
01/01/2012 to 12/31/2012	$10.74978	$11.91634	399,969
01/01/2013 to 12/31/2013	$11.91634	$12.43356	391,075
01/01/2014 to 12/31/2014	$12.43356	$12.41372	395,384
01/01/2015 to 12/31/2015	$12.41372	$11.65412	307,926
01/01/2016 to 12/31/2016	$11.65412	$13.09284	293,445
01/01/2017 to 12/31/2017	$13.09284	$13.69916	301,623
01/01/2018 to 12/31/2018	$13.69916	$13.06932	243,015
01/01/2019 to 12/31/2019	$13.06932	$14.66965	163,304
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98978	$10.55912	37,714
01/01/2011 to 12/31/2011	$10.55912	$9.84961	47,578
01/01/2012 to 12/31/2012	$9.84961	$11.20732	69,207
01/01/2013 to 12/31/2013	$11.20732	$15.25943	147,400
01/01/2014 to 12/31/2014	$15.25943	$16.89710	194,934
01/01/2015 to 12/31/2015	$16.89710	$15.16026	158,045
01/01/2016 to 12/31/2016	$15.16026	$17.69458	146,770
01/01/2017 to 12/31/2017	$17.69458	$20.53331	198,479
01/01/2018 to 12/31/2018	$20.53331	$17.15758	195,029
01/01/2019 to 12/31/2019	$17.15758	$21.63442	117,878
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92862	$11.19364	60,668
01/01/2011 to 12/31/2011	$11.19364	$9.48900	134,692
01/01/2012 to 12/31/2012	$9.48900	$11.11855	200,665
01/01/2013 to 12/31/2013	$11.11855	$12.88679	210,468
01/01/2014 to 12/31/2014	$12.88679	$11.85214	231,201
01/01/2015 to 12/31/2015	$11.85214	$11.90123	206,216
01/01/2016 to 12/31/2016	$11.90123	$11.14884	160,266
01/01/2017 to 12/31/2017	$11.14884	$14.69964	170,829
01/01/2018 to 12/31/2018	$14.69964	$12.40046	133,567
01/01/2019 to 12/31/2019	$12.40046	$15.94835	110,397
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92849	$10.73490	75,016
01/01/2011 to 12/31/2011	$10.73490	$9.13924	108,766
01/01/2012 to 12/31/2012	$9.13924	$10.38038	155,524
01/01/2013 to 12/31/2013	$10.38038	$12.07267	145,297
01/01/2014 to 12/31/2014	$12.07267	$10.96478	156,094
01/01/2015 to 12/31/2015	$10.96478	$10.76140	131,430
01/01/2016 to 12/31/2016	$10.76140	$10.53779	118,961
01/01/2017 to 12/31/2017	$10.53779	$12.59981	124,963
01/01/2018 to 12/31/2018	$12.59981	$10.28497	106,530
01/01/2019 to 12/31/2019	$10.28497	$12.01718	83,002

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00602	$10.54049	1,140
01/01/2011 to 12/31/2011	$10.54049	$11.53880	15,464,438
01/01/2012 to 12/31/2012	$11.53880	$12.28868	7,485,052
01/01/2013 to 12/31/2013	$12.28868	$11.58223	2,361,373
01/01/2014 to 12/31/2014	$11.58223	$12.03404	3,082,363
01/01/2015 to 12/31/2015	$12.03404	$11.85253	10,767,513
01/01/2016 to 12/31/2016	$11.85253	$12.02429	12,544,990
01/01/2017 to 12/31/2017	$12.02429	$12.21130	6,765,027
01/01/2018 to 12/31/2018	$12.21130	$11.85423	21,097,568
01/01/2019 to 12/31/2019	$11.85423	$12.83624	3,084,773
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97603	$10.81090	837,082
01/01/2011 to 12/31/2011	$10.81090	$10.46494	1,426,639
01/01/2012 to 12/31/2012	$10.46494	$11.57098	2,617,414
01/01/2013 to 12/31/2013	$11.57098	$13.09846	2,715,029
01/01/2014 to 12/31/2014	$13.09846	$13.56294	2,462,759
01/01/2015 to 12/31/2015	$13.56294	$13.06511	2,161,533
01/01/2016 to 12/31/2016	$13.06511	$13.38343	2,015,037
01/01/2017 to 12/31/2017	$13.38343	$15.23911	1,978,890
01/01/2018 to 12/31/2018	$15.23911	$13.73955	1,512,050
01/01/2019 to 12/31/2019	$13.73955	$15.97447	1,319,351
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92114	$10.49844	146,439
01/01/2011 to 12/31/2011	$10.49844	$9.28539	214,482
01/01/2012 to 12/31/2012	$9.28539	$11.01934	305,947
01/01/2013 to 12/31/2013	$11.01934	$12.37519	329,642
01/01/2014 to 12/31/2014	$12.37519	$11.28033	368,510
01/01/2015 to 12/31/2015	$11.28033	$10.67450	277,826
01/01/2016 to 12/31/2016	$10.67450	$10.59313	230,453
01/01/2017 to 12/31/2017	$10.59313	$13.36944	252,413
01/01/2018 to 12/31/2018	$13.36944	$10.73981	221,092
01/01/2019 to 12/31/2019	$10.73981	$13.30145	155,536
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99779	$10.52832	921,227
01/01/2011 to 12/31/2011	$10.52832	$10.27372	2,001,048
01/01/2012 to 12/31/2012	$10.27372	$11.07307	3,936,526
01/01/2013 to 12/31/2013	$11.07307	$11.96897	3,306,177
01/01/2014 to 12/31/2014	$11.96897	$12.28674	3,135,270
01/01/2015 to 12/31/2015	$12.28674	$11.93934	2,669,890
01/01/2016 to 12/31/2016	$11.93934	$12.06984	2,337,338
01/01/2017 to 12/31/2017	$12.06984	$13.17767	2,326,836
01/01/2018 to 12/31/2018	$13.17767	$12.16893	1,624,545
01/01/2019 to 12/31/2019	$12.16893	$13.57713	1,379,593
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97064	$10.71595	55,253
01/01/2011 to 12/31/2011	$10.71595	$10.50154	132,378
01/01/2012 to 12/31/2012	$10.50154	$11.77530	209,722
01/01/2013 to 12/31/2013	$11.77530	$15.64685	221,096
01/01/2014 to 12/31/2014	$15.64685	$16.67993	264,855
01/01/2015 to 12/31/2015	$16.67993	$17.96475	248,293
01/01/2016 to 12/31/2016	$17.96475	$17.23369	245,584
01/01/2017 to 12/31/2017	$17.23369	$22.79010	240,285
01/01/2018 to 12/31/2018	$22.79010	$21.82531	193,935
01/01/2019 to 12/31/2019	$21.82531	$28.17402	179,479

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99190	$11.24220	133,562
01/01/2011 to 12/31/2011	$11.24220	$10.84477	187,503
01/01/2012 to 12/31/2012	$10.84477	$11.85183	256,231
01/01/2013 to 12/31/2013	$11.85183	$15.76207	227,050
01/01/2014 to 12/31/2014	$15.76207	$16.96941	402,606
01/01/2015 to 12/31/2015	$16.96941	$18.18359	292,993
01/01/2016 to 12/31/2016	$18.18359	$18.69009	284,066
01/01/2017 to 12/31/2017	$18.69009	$24.19932	266,586
01/01/2018 to 12/31/2018	$24.19932	$22.92135	190,405
01/01/2019 to 12/31/2019	$22.92135	$29.37206	131,956
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98692	$10.83391	85,073
01/01/2011 to 12/31/2011	$10.83391	$10.21681	153,347
01/01/2012 to 12/31/2012	$10.21681	$12.24103	231,475
01/01/2013 to 12/31/2013	$12.24103	$15.20990	285,827
01/01/2014 to 12/31/2014	$15.20990	$15.34428	309,145
01/01/2015 to 12/31/2015	$15.34428	$14.71874	297,562
01/01/2016 to 12/31/2016	$14.71874	$15.34863	301,446
01/01/2017 to 12/31/2017	$15.34863	$18.50555	325,231
01/01/2018 to 12/31/2018	$18.50555	$16.29168	275,209
01/01/2019 to 12/31/2019	$16.29168	$20.61126	177,624
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99780	$10.25246	436,436
01/01/2013 to 12/31/2013	$10.25246	$11.86864	513,817
01/01/2014 to 12/31/2014	$11.86864	$12.14784	463,156
01/01/2015 to 12/31/2015	$12.14784	$11.67915	418,137
01/01/2016 to 12/31/2016	$11.67915	$11.86182	409,293
01/01/2017 to 12/31/2017	$11.86182	$13.45301	414,401
01/01/2018 to 12/31/2018	$13.45301	$12.01091	328,852
01/01/2019 to 12/31/2019	$12.01091	$14.35435	294,599
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99779	$10.80961	33,620
01/01/2011 to 12/31/2011	$10.80961	$10.46110	68,364
01/01/2012 to 12/31/2012	$10.46110	$11.92323	154,835
01/01/2013 to 12/31/2013	$11.92323	$15.86808	170,897
01/01/2014 to 12/31/2014	$15.86808	$16.79310	176,483
01/01/2015 to 12/31/2015	$16.79310	$17.52995	133,536
01/01/2016 to 12/31/2016	$17.52995	$17.39268	126,738
01/01/2017 to 12/31/2017	$17.39268	$22.13306	123,340
01/01/2018 to 12/31/2018	$22.13306	$22.00648	101,661
01/01/2019 to 12/31/2019	$22.00648	$29.51704	94,438
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99780	$10.15815	162
01/01/2013 to 12/31/2013	$10.15815	$13.30115	23,898
01/01/2014 to 12/31/2014	$13.30115	$14.27186	61,683
01/01/2015 to 12/31/2015	$14.27186	$13.79315	118,192
01/01/2016 to 12/31/2016	$13.79315	$15.23403	137,209
01/01/2017 to 12/31/2017	$15.23403	$17.40332	86,311
01/01/2018 to 12/31/2018	$17.40332	$15.22009	61,804
01/01/2019 to 12/31/2019	$15.22009	$19.16512	79,022

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01911	$11.35110	184,610
01/01/2011 to 12/31/2011	$11.35110	$10.72176	204,399
01/01/2012 to 12/31/2012	$10.72176	$12.48443	315,523
01/01/2013 to 12/31/2013	$12.48443	$16.06629	366,027
01/01/2014 to 12/31/2014	$16.06629	$17.44354	356,541
01/01/2015 to 12/31/2015	$17.44354	$16.01585	617,499
01/01/2016 to 12/31/2016	$16.01585	$15.84884	566,325
01/01/2017 to 12/31/2017	$15.84884	$19.61030	579,438
01/01/2018 to 12/31/2018	$19.61030	$18.25751	442,211
01/01/2019 to 12/31/2019	$18.25751	$23.13341	346,168
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99035	$11.17095	121,123
01/01/2011 to 12/31/2011	$11.17095	$10.60520	210,254
01/01/2012 to 12/31/2012	$10.60520	$12.09193	316,073
01/01/2013 to 12/31/2013	$12.09193	$16.71665	337,655
01/01/2014 to 12/31/2014	$16.71665	$18.59276	307,908
01/01/2015 to 12/31/2015	$18.59276	$17.07971	282,305
01/01/2016 to 12/31/2016	$17.07971	$19.65957	270,216
01/01/2017 to 12/31/2017	$19.65957	$21.77933	278,520
01/01/2018 to 12/31/2018	$21.77933	$17.71295	228,210
01/01/2019 to 12/31/2019	$17.71295	$20.86742	190,455
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93827	$11.60926	267,556
01/01/2011 to 12/31/2011	$11.60926	$9.01089	389,169
01/01/2012 to 12/31/2012	$9.01089	$10.34449	578,018
01/01/2013 to 12/31/2013	$10.34449	$10.09286	590,357
01/01/2014 to 12/31/2014	$10.09286	$9.36519	619,777
01/01/2015 to 12/31/2015	$9.36519	$7.59191	533,417
01/01/2016 to 12/31/2016	$7.59191	$8.30490	536,066
01/01/2017 to 12/31/2017	$8.30490	$10.21823	555,643
01/01/2018 to 12/31/2018	$10.21823	$8.54885	464,590
01/01/2019 to 12/31/2019	$8.54885	$9.43329	366,944
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98876	$10.53708	3,395,853
01/01/2011 to 12/31/2011	$10.53708	$10.36047	7,654,853
01/01/2012 to 12/31/2012	$10.36047	$11.13174	11,371,344
01/01/2013 to 12/31/2013	$11.13174	$11.83502	10,551,404
01/01/2014 to 12/31/2014	$11.83502	$12.18676	9,826,287
01/01/2015 to 12/31/2015	$12.18676	$11.88092	8,900,317
01/01/2016 to 12/31/2016	$11.88092	$12.20594	8,037,311
01/01/2017 to 12/31/2017	$12.20594	$13.08723	7,782,815
01/01/2018 to 12/31/2018	$13.08723	$12.37667	6,010,079
01/01/2019 to 12/31/2019	$12.37667	$13.82484	4,512,915
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01771	$10.05292	45,844
01/01/2012 to 12/31/2012	$10.05292	$10.48178	249,288
01/01/2013 to 12/31/2013	$10.48178	$9.96795	156,945
01/01/2014 to 12/31/2014	$9.96795	$10.29191	247,369
01/01/2015 to 12/31/2015	$10.29191	$9.99230	266,616
01/01/2016 to 12/31/2016	$9.99230	$10.13767	342,862
01/01/2017 to 12/31/2017	$10.13767	$10.42943	390,803
01/01/2018 to 12/31/2018	$10.42943	$10.06905	335,627
01/01/2019 to 12/31/2019	$10.06905	$10.75841	362,565

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96279	$11.44353	1,885,760
01/01/2011 to 12/31/2011	$11.44353	$10.44833	3,540,476
01/01/2012 to 12/31/2012	$10.44833	$11.48513	5,823,776
01/01/2013 to 12/31/2013	$11.48513	$13.08456	5,797,908
01/01/2014 to 12/31/2014	$13.08456	$13.90949	5,198,029
01/01/2015 to 12/31/2015	$13.90949	$13.45787	8,418,835
01/01/2016 to 12/31/2016	$13.45787	$14.42467	7,732,265
01/01/2017 to 12/31/2017	$14.42467	$16.30407	12,907,990
01/01/2018 to 12/31/2018	$16.30407	$14.66413	9,485,202
01/01/2019 to 12/31/2019	$14.66413	$17.01336	7,463,883
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99779	$10.82950	23,171
01/01/2011 to 12/31/2011	$10.82950	$10.90755	39,716
01/01/2012 to 12/31/2012	$10.90755	$12.61475	83,213
01/01/2013 to 12/31/2013	$12.61475	$16.26289	92,520
01/01/2014 to 12/31/2014	$16.26289	$18.55708	110,079
01/01/2015 to 12/31/2015	$18.55708	$18.62161	106,407
01/01/2016 to 12/31/2016	$18.62161	$20.82083	133,577
01/01/2017 to 12/31/2017	$20.82083	$24.78111	138,328
01/01/2018 to 12/31/2018	$24.78111	$22.13870	119,588
01/01/2019 to 12/31/2019	$22.13870	$26.82490	110,597
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99779	$8.83900	0
01/01/2012 to 12/31/2012	$8.83900	$9.73657	0
01/01/2013 to 12/31/2013	$9.73657	$11.60165	0
01/01/2014 to 12/31/2014	$11.60165	$12.02837	0
01/01/2015 to 12/31/2015	$12.02837	$11.72728	0
01/01/2016 to 12/31/2016	$11.72728	$12.13909	0
01/01/2017 to 12/31/2017	$12.13909	$13.96800	0
01/01/2018 to 12/31/2018	$13.96800	$12.70828	0
01/01/2019 to 12/31/2019	$12.70828	$14.99501	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97113	$12.08899	58,577
01/01/2011 to 12/31/2011	$12.08899	$10.22587	134,490
01/01/2012 to 12/31/2012	$10.22587	$11.95271	200,702
01/01/2013 to 12/31/2013	$11.95271	$16.38515	182,609
01/01/2014 to 12/31/2014	$16.38515	$16.73910	219,628
01/01/2015 to 12/31/2015	$16.73910	$16.51302	166,053
01/01/2016 to 12/31/2016	$16.51302	$17.31423	135,323
01/01/2017 to 12/31/2017	$17.31423	$21.52443	144,807
01/01/2018 to 12/31/2018	$21.52443	$18.67881	113,356
01/01/2019 to 12/31/2019	$18.67881	$24.81793	74,626
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96018	$12.54628	81,960
01/01/2011 to 12/31/2011	$12.54628	$12.09469	219,231
01/01/2012 to 12/31/2012	$12.09469	$13.20715	296,633
01/01/2013 to 12/31/2013	$13.20715	$17.37966	305,482
01/01/2014 to 12/31/2014	$17.37966	$17.56522	335,051
01/01/2015 to 12/31/2015	$17.56522	$17.23406	261,122
01/01/2016 to 12/31/2016	$17.23406	$18.80471	238,003
01/01/2017 to 12/31/2017	$18.80471	$22.68628	254,754
01/01/2018 to 12/31/2018	$22.68628	$20.22582	181,336
01/01/2019 to 12/31/2019	$20.22582	$25.62056	142,177

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96360	$11.40240	63,907
01/01/2011 to 12/31/2011	$11.40240	$10.43726	105,524
01/01/2012 to 12/31/2012	$10.43726	$12.00540	182,123
01/01/2013 to 12/31/2013	$12.00540	$16.05869	196,351
01/01/2014 to 12/31/2014	$16.05869	$16.45684	177,782
01/01/2015 to 12/31/2015	$16.45684	$15.33019	138,863
01/01/2016 to 12/31/2016	$15.33019	$19.28355	124,595
01/01/2017 to 12/31/2017	$19.28355	$20.15332	145,339
01/01/2018 to 12/31/2018	$20.15332	$16.26649	107,038
01/01/2019 to 12/31/2019	$16.26649	$19.31605	98,558
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99149	$10.63263	3,056,476
01/01/2011 to 12/31/2011	$10.63263	$10.55669	6,317,043
01/01/2012 to 12/31/2012	$10.55669	$11.66351	10,361,915
01/01/2013 to 12/31/2013	$11.66351	$13.26590	10,816,978
01/01/2014 to 12/31/2014	$13.26590	$13.67370	10,335,887
01/01/2015 to 12/31/2015	$13.67370	$13.31698	12,630,589
01/01/2016 to 12/31/2016	$13.31698	$13.94297	11,944,129
01/01/2017 to 12/31/2017	$13.94297	$15.66594	11,724,570
01/01/2018 to 12/31/2018	$15.66594	$14.43627	9,156,892
01/01/2019 to 12/31/2019	$14.43627	$16.98327	7,011,148
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97037	$11.07430	151,662
01/01/2011 to 12/31/2011	$11.07430	$10.59848	231,225
01/01/2012 to 12/31/2012	$10.59848	$12.13131	362,542
01/01/2013 to 12/31/2013	$12.13131	$17.00959	456,949
01/01/2014 to 12/31/2014	$17.00959	$17.94075	508,972
01/01/2015 to 12/31/2015	$17.94075	$19.13904	436,753
01/01/2016 to 12/31/2016	$19.13904	$19.13591	437,856
01/01/2017 to 12/31/2017	$19.13591	$25.68878	472,424
01/01/2018 to 12/31/2018	$25.68878	$25.97114	622,626
01/01/2019 to 12/31/2019	$25.97114	$32.42051	417,318
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98540	$10.60814	23,051
01/01/2011 to 12/31/2011	$10.60814	$10.27671	139,257
01/01/2012 to 12/31/2012	$10.27671	$11.34461	234,111
01/01/2013 to 12/31/2013	$11.34461	$14.86856	206,389
01/01/2014 to 12/31/2014	$14.86856	$14.70015	187,743
01/01/2015 to 12/31/2015	$14.70015	$13.44274	147,860
01/01/2016 to 12/31/2016	$13.44274	$13.88942	143,641
01/01/2017 to 12/31/2017	$13.88942	$15.76072	152,159
01/01/2018 to 12/31/2018	$15.76072	$13.85104	130,477
01/01/2019 to 12/31/2019	$13.85104	$16.98585	425,789
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85905	$11.41201	334,474
01/01/2011 to 12/31/2011	$11.41201	$9.45249	565,931
01/01/2012 to 12/31/2012	$9.45249	$9.53436	873,791
01/01/2013 to 12/31/2013	$9.53436	$10.70927	797,905
01/01/2014 to 12/31/2014	$10.70927	$9.55363	817,944
01/01/2015 to 12/31/2015	$9.55363	$7.50961	737,188
01/01/2016 to 12/31/2016	$7.50961	$9.11063	672,374
01/01/2017 to 12/31/2017	$9.11063	$9.78407	676,122
01/01/2018 to 12/31/2018	$9.78407	$7.93732	523,624
01/01/2019 to 12/31/2019	$7.93732	$9.03028	483,879

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97948	$10.25334	102,180
01/01/2011 to 12/31/2011	$10.25334	$10.39386	223,877
01/01/2012 to 12/31/2012	$10.39386	$10.64670	307,319
01/01/2013 to 12/31/2013	$10.64670	$9.97556	319,202
01/01/2014 to 12/31/2014	$9.97556	$9.76535	329,147
01/01/2015 to 12/31/2015	$9.76535	$9.06744	245,075
01/01/2016 to 12/31/2016	$9.06744	$9.21238	242,126
01/01/2017 to 12/31/2017	$9.21238	$9.15202	278,790
01/01/2018 to 12/31/2018	$9.15202	$9.08628	185,478
01/01/2019 to 12/31/2019	$9.08628	$8.98732	154,878
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98806	$11.43683	66,535
01/01/2011 to 12/31/2011	$11.43683	$10.74992	120,246
01/01/2012 to 12/31/2012	$10.74992	$12.39118	192,948
01/01/2013 to 12/31/2013	$12.39118	$15.97318	196,499
01/01/2014 to 12/31/2014	$15.97318	$17.87763	179,010
01/01/2015 to 12/31/2015	$17.87763	$16.25363	124,019
01/01/2016 to 12/31/2016	$16.25363	$18.03860	115,787
01/01/2017 to 12/31/2017	$18.03860	$20.81619	119,260
01/01/2018 to 12/31/2018	$20.81619	$16.91287	79,209
01/01/2019 to 12/31/2019	$16.91287	$19.61691	64,599
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99779	$8.77697	449,407
01/01/2012 to 12/31/2012	$8.77697	$9.48456	1,104,506
01/01/2013 to 12/31/2013	$9.48456	$11.12630	1,210,338
01/01/2014 to 12/31/2014	$11.12630	$11.42764	1,247,314
01/01/2015 to 12/31/2015	$11.42764	$11.05441	1,225,554
01/01/2016 to 12/31/2016	$11.05441	$11.46431	1,148,552
01/01/2017 to 12/31/2017	$11.46431	$12.67864	1,021,298
01/01/2018 to 12/31/2018	$12.67864	$11.72409	823,893
01/01/2019 to 12/31/2019	$11.72409	$13.75943	761,025
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99779	$10.34193	391,743
01/01/2011 to 12/31/2011	$10.34193	$10.67502	772,512
01/01/2012 to 12/31/2012	$10.67502	$11.20767	1,098,994
01/01/2013 to 12/31/2013	$11.20767	$10.74779	1,158,910
01/01/2014 to 12/31/2014	$10.74779	$11.21609	1,126,287
01/01/2015 to 12/31/2015	$11.21609	$11.05390	949,091
01/01/2016 to 12/31/2016	$11.05390	$11.31589	989,685
01/01/2017 to 12/31/2017	$11.31589	$11.71174	1,169,590
01/01/2018 to 12/31/2018	$11.71174	$11.14160	1,735,902
01/01/2019 to 12/31/2019	$11.14160	$12.18062	1,257,222
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II - Cliff M&E (2.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$12.35434	$12.95856	10,980
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$15.89234	$17.25161	45,593
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$13.22178	$14.18349	15,619
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$15.11974	$16.20528	29,665
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$11.69679	$12.38231	5,055
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$8.88302	$8.97058	4,260
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$10.26375	$10.72575	26,978
AST Bond Portfolio 2019
03/18/2019 to 12/31/2019	$10.75143	$10.59931	0
AST Bond Portfolio 2020
03/18/2019 to 12/31/2019	$11.19800	$11.24391	481,606
AST Bond Portfolio 2021
03/18/2019 to 12/31/2019	$11.73082	$11.93305	596,810
AST Bond Portfolio 2022
03/18/2019 to 12/31/2019	$10.99696	$11.26334	40,443
AST Bond Portfolio 2023
03/18/2019 to 12/31/2019	$9.44789	$9.72805	10,485
AST Bond Portfolio 2024
03/18/2019 to 12/31/2019	$9.25475	$9.63508	31,324
AST Bond Portfolio 2025
03/18/2019 to 12/31/2019	$10.70869	$11.21814	57,857
AST Bond Portfolio 2026
03/18/2019 to 12/31/2019	$9.49963	$10.04678	239,398
AST Bond Portfolio 2027
03/18/2019 to 12/31/2019	$9.52502	$10.11935	395,207
AST Bond Portfolio 2028
03/18/2019 to 12/31/2019	$9.60984	$10.28887	35,126
AST Bond Portfolio 2029
03/18/2019 to 12/31/2019	$9.72097	$10.45995	28,606
AST Bond Portfolio 2030
03/18/2019 to 12/31/2019	$10.28049	$11.13127	46,284
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.46990	$17.79440	136,927
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$16.07723	$18.23727	0
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$15.81144	$17.11148	306
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$19.76393	$22.17924	167
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$13.86925	$14.98586	14,435
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$12.40308	$13.14458	18,082

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.53497	$21.62539	3,453
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$7.97719	$7.90727	5,661
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$13.82642	$14.59558	604
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.94775	$21.52578	2,503
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$14.07396	$15.86788	348
AST International Value Portfolio
03/18/2019 to 12/31/2019	$11.23848	$11.95660	98
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$14.79832	$15.89420	4,080
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$11.91330	$13.23425	405
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$12.79465	$13.50900	8,711
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$25.16664	$28.03357	335
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$26.07606	$29.22468	5,756
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$18.47060	$20.50762	8,210
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$13.00806	$14.29782	768
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$25.37811	$29.36838	236
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$17.07101	$19.09285	40
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$21.03542	$23.01694	8,270
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.14648	$20.76283	3,330
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$9.20079	$9.38527	1,497
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.00537	$13.75579	26,841
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$10.18664	$10.71317	135
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$15.90549	$16.92762	283,859
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$24.59265	$26.69036	2,787
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$13.84317	$14.92822	0
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$22.54432	$24.69240	4,655
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$24.36970	$25.49207	4,352
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.45214	$19.21874	2,858
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$15.59720	$16.89784	61,914
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$29.45460	$32.25705	4,363

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$15.38370	$16.90012	1,367
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$8.86331	$8.98513	1,336
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$9.32155	$8.94192	266
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.88684	$19.51844	2,829
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$12.67941	$13.69808	3,805
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$11.37063	$12.11908	22,389
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.85%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96692	$10.71479	65,957
01/01/2011 to 12/31/2011	$10.71479	$10.13316	52,488
01/01/2012 to 12/31/2012	$10.13316	$11.08102	39,919
01/01/2013 to 12/31/2013	$11.08102	$11.83902	27,001
01/01/2014 to 12/31/2014	$11.83902	$11.94081	13,550
01/01/2015 to 12/31/2015	$11.94081	$11.22705	7,114
01/01/2016 to 12/31/2016	$11.22705	$11.59896	6,103
01/01/2017 to 12/31/2017	$11.59896	$12.68754	4,977
01/01/2018 to 12/31/2018	$12.68754	$11.32122	3,916
01/01/2019 to 12/31/2019	$11.32122	$12.76440	1,584
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97760	$10.81979	28,585
01/01/2011 to 12/31/2011	$10.81979	$10.52381	12,812
01/01/2012 to 12/31/2012	$10.52381	$11.61881	8,700
01/01/2013 to 12/31/2013	$11.61881	$13.15667	8,076
01/01/2014 to 12/31/2014	$13.15667	$13.56243	5,958
01/01/2015 to 12/31/2015	$13.56243	$13.28166	3,299
01/01/2016 to 12/31/2016	$13.28166	$13.82113	2,528
01/01/2017 to 12/31/2017	$13.82113	$15.70127	2,948
01/01/2018 to 12/31/2018	$15.70127	$14.35354	1,350
01/01/2019 to 12/31/2019	$14.35354	$16.99284	173
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98668	$10.70698	12,601
01/01/2011 to 12/31/2011	$10.70698	$10.21337	8,272
01/01/2012 to 12/31/2012	$10.21337	$10.94194	4,375
01/01/2013 to 12/31/2013	$10.94194	$11.95250	2,024
01/01/2014 to 12/31/2014	$11.95250	$12.20868	1,497
01/01/2015 to 12/31/2015	$12.20868	$11.84110	5,093
01/01/2016 to 12/31/2016	$11.84110	$12.05841	4,953
01/01/2017 to 12/31/2017	$12.05841	$13.61750	4,040
01/01/2018 to 12/31/2018	$13.61750	$12.18188	2,420
01/01/2019 to 12/31/2019	$12.18188	$13.97066	160
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98788	$10.67348	59,168
01/01/2011 to 12/31/2011	$10.67348	$10.24378	28,237
01/01/2012 to 12/31/2012	$10.24378	$11.19285	26,329
01/01/2013 to 12/31/2013	$11.19285	$12.79292	8,741
01/01/2014 to 12/31/2014	$12.79292	$13.23890	5,793
01/01/2015 to 12/31/2015	$13.23890	$12.92279	6,948
01/01/2016 to 12/31/2016	$12.92279	$13.34613	5,720
01/01/2017 to 12/31/2017	$13.34613	$14.89974	4,815
01/01/2018 to 12/31/2018	$14.89974	$13.75859	2,665
01/01/2019 to 12/31/2019	$13.75859	$15.96203	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99762	$9.09166	2,145
01/01/2012 to 12/31/2012	$9.09166	$9.88283	863
01/01/2013 to 12/31/2013	$9.88283	$10.64329	10,103
01/01/2014 to 12/31/2014	$10.64329	$10.84619	985
01/01/2015 to 12/31/2015	$10.84619	$10.22092	0
01/01/2016 to 12/31/2016	$10.22092	$10.62151	0
01/01/2017 to 12/31/2017	$10.62151	$11.62113	0
01/01/2018 to 12/31/2018	$11.62113	$10.69225	0
01/01/2019 to 12/31/2019	$10.69225	$12.21805	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00705	$10.00728	5,096
01/01/2011 to 12/31/2011	$10.00728	$9.94129	3,519
01/01/2012 to 12/31/2012	$9.94129	$10.11087	3,696
01/01/2013 to 12/31/2013	$10.11087	$9.60905	1,687
01/01/2014 to 12/31/2014	$9.60905	$9.32615	3,118
01/01/2015 to 12/31/2015	$9.32615	$9.10418	1,747
01/01/2016 to 12/31/2016	$9.10418	$8.98996	245
01/01/2017 to 12/31/2017	$8.98996	$8.88352	257
01/01/2018 to 12/31/2018	$8.88352	$8.69325	256
01/01/2019 to 12/31/2019	$8.69325	$8.83574	261
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00597	$10.27781	41,471
01/01/2011 to 12/31/2011	$10.27781	$10.30276	32,152
01/01/2012 to 12/31/2012	$10.30276	$10.94171	22,460
01/01/2013 to 12/31/2013	$10.94171	$10.43459	8,664
01/01/2014 to 12/31/2014	$10.43459	$10.56613	11,372
01/01/2015 to 12/31/2015	$10.56613	$10.04862	7,794
01/01/2016 to 12/31/2016	$10.04862	$10.17564	3,045
01/01/2017 to 12/31/2017	$10.17564	$10.31765	2,197
01/01/2018 to 12/31/2018	$10.31765	$9.95593	1,852
01/01/2019 to 12/31/2019	$9.95593	$10.56451	724
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99762	$10.55355	0
01/01/2011 to 12/31/2011	$10.55355	$11.89119	0
01/01/2012 to 12/31/2012	$11.89119	$12.22857	5,676
01/01/2013 to 12/31/2013	$12.22857	$11.30601	7,260
01/01/2014 to 12/31/2014	$11.30601	$11.45215	6,768
01/01/2015 to 12/31/2015	$11.45215	$11.24496	1,289
01/01/2016 to 12/31/2016	$11.24496	$11.08333	1,370
01/01/2017 to 12/31/2017	$11.08333	$10.85012	0
01/01/2018 to 12/31/2018	$10.85012	$10.59895	73,604
01/01/2019 to 12/31/2019	$10.59895	$10.44079	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00845	$10.58415	0
01/01/2011 to 12/31/2011	$10.58415	$12.20355	0
01/01/2012 to 12/31/2012	$12.20355	$12.60428	0
01/01/2013 to 12/31/2013	$12.60428	$11.44718	1,970
01/01/2014 to 12/31/2014	$11.44718	$11.80588	4,801
01/01/2015 to 12/31/2015	$11.80588	$11.64457	8,266
01/01/2016 to 12/31/2016	$11.64457	$11.53476	8,568
01/01/2017 to 12/31/2017	$11.53476	$11.30615	8,294
01/01/2018 to 12/31/2018	$11.30615	$11.01441	8,977
01/01/2019 to 12/31/2019	$11.01441	$11.07477	21,000

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00738	$10.68500	0
01/01/2011 to 12/31/2011	$10.68500	$12.48861	180,841
01/01/2012 to 12/31/2012	$12.48861	$12.95637	189,205
01/01/2013 to 12/31/2013	$12.95637	$11.70587	163,203
01/01/2014 to 12/31/2014	$11.70587	$12.24566	150,949
01/01/2015 to 12/31/2015	$12.24566	$12.10885	157,059
01/01/2016 to 12/31/2016	$12.10885	$12.00379	159,341
01/01/2017 to 12/31/2017	$12.00379	$11.84697	143,862
01/01/2018 to 12/31/2018	$11.84697	$11.51527	150,307
01/01/2019 to 12/31/2019	$11.51527	$11.75410	8,645
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99762	$11.89255	121,045
01/01/2012 to 12/31/2012	$11.89255	$12.22859	157,360
01/01/2013 to 12/31/2013	$12.22859	$10.72225	90,260
01/01/2014 to 12/31/2014	$10.72225	$11.49686	59,785
01/01/2015 to 12/31/2015	$11.49686	$11.40334	63,346
01/01/2016 to 12/31/2016	$11.40334	$11.28145	59,389
01/01/2017 to 12/31/2017	$11.28145	$11.13282	50,308
01/01/2018 to 12/31/2018	$11.13282	$10.79790	50,799
01/01/2019 to 12/31/2019	$10.79790	$11.10821	45,258
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99684	$10.28760	0
01/01/2013 to 12/31/2013	$10.28760	$8.97494	126,844
01/01/2014 to 12/31/2014	$8.97494	$9.81954	57,792
01/01/2015 to 12/31/2015	$9.81954	$9.79799	0
01/01/2016 to 12/31/2016	$9.79799	$9.70130	0
01/01/2017 to 12/31/2017	$9.70130	$9.58536	0
01/01/2018 to 12/31/2018	$9.58536	$9.28620	0
01/01/2019 to 12/31/2019	$9.28620	$9.60872	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99842	$8.65594	91,344
01/01/2014 to 12/31/2014	$8.65594	$9.63637	52,153
01/01/2015 to 12/31/2015	$9.63637	$9.62765	1,004
01/01/2016 to 12/31/2016	$9.62765	$9.53218	0
01/01/2017 to 12/31/2017	$9.53218	$9.41711	0
01/01/2018 to 12/31/2018	$9.41711	$9.08842	0
01/01/2019 to 12/31/2019	$9.08842	$9.53190	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99842	$11.18213	5,405
01/01/2015 to 12/31/2015	$11.18213	$11.08056	153,914
01/01/2016 to 12/31/2016	$11.08056	$11.03158	31,392
01/01/2017 to 12/31/2017	$11.03158	$10.91408	27,794
01/01/2018 to 12/31/2018	$10.91408	$10.52350	0
01/01/2019 to 12/31/2019	$10.52350	$11.11485	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99842	$9.83155	0
01/01/2016 to 12/31/2016	$9.83155	$9.75037	44,598
01/01/2017 to 12/31/2017	$9.75037	$9.70255	38,121
01/01/2018 to 12/31/2018	$9.70255	$9.32657	42,415
01/01/2019 to 12/31/2019	$9.32657	$9.96960	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99684	$9.77407	136,297
01/01/2017 to 12/31/2017	$9.77407	$9.75125	121,624
01/01/2018 to 12/31/2018	$9.75125	$9.35255	133,961
01/01/2019 to 12/31/2019	$9.35255	$10.05713	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99683	$9.92962	4,917
01/01/2018 to 12/31/2018	$9.92962	$9.44685	4,952
01/01/2019 to 12/31/2019	$9.44685	$10.24132	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99683	$9.55807	0
01/01/2019 to 12/31/2019	$9.55807	$10.42764	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99842	$11.11410	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97679	$10.75348	34,654
01/01/2011 to 12/31/2011	$10.75348	$10.19398	12,858
01/01/2012 to 12/31/2012	$10.19398	$11.26197	11,473
01/01/2013 to 12/31/2013	$11.26197	$13.42260	5,197
01/01/2014 to 12/31/2014	$13.42260	$13.95227	45,328
01/01/2015 to 12/31/2015	$13.95227	$13.62693	32,765
01/01/2016 to 12/31/2016	$13.62693	$14.14462	14,998
01/01/2017 to 12/31/2017	$14.14462	$16.20124	14,448
01/01/2018 to 12/31/2018	$16.20124	$14.75846	7,945
01/01/2019 to 12/31/2019	$14.75846	$17.52780	42
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99762	$11.54138	0
01/01/2014 to 12/31/2014	$11.54138	$12.73848	2,838
01/01/2015 to 12/31/2015	$12.73848	$11.93336	137
01/01/2016 to 12/31/2016	$11.93336	$13.32105	181
01/01/2017 to 12/31/2017	$13.32105	$15.32437	135
01/01/2018 to 12/31/2018	$15.32437	$14.17588	286
01/01/2019 to 12/31/2019	$14.17588	$18.04560	43
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96930	$11.46056	1,300
01/01/2011 to 12/31/2011	$11.46056	$10.57335	1,180
01/01/2012 to 12/31/2012	$10.57335	$13.02482	376
01/01/2013 to 12/31/2013	$13.02482	$13.20363	271
01/01/2014 to 12/31/2014	$13.20363	$14.61342	74
01/01/2015 to 12/31/2015	$14.61342	$14.18426	62
01/01/2016 to 12/31/2016	$14.18426	$13.90452	62
01/01/2017 to 12/31/2017	$13.90452	$14.97996	60
01/01/2018 to 12/31/2018	$14.97996	$13.86537	59
01/01/2019 to 12/31/2019	$13.86537	$16.85490	53
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95901	$11.69924	4,041
01/01/2011 to 12/31/2011	$11.69924	$12.11554	3,791
01/01/2012 to 12/31/2012	$12.11554	$13.57614	2,991
01/01/2013 to 12/31/2013	$13.57614	$13.60247	951
01/01/2014 to 12/31/2014	$13.60247	$17.30036	1,337
01/01/2015 to 12/31/2015	$17.30036	$17.62159	1,330
01/01/2016 to 12/31/2016	$17.62159	$17.94512	788
01/01/2017 to 12/31/2017	$17.94512	$18.52399	556
01/01/2018 to 12/31/2018	$18.52399	$17.13751	456
01/01/2019 to 12/31/2019	$17.13751	$21.84664	131

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97510	$10.93402	53,315
01/01/2011 to 12/31/2011	$10.93402	$10.46307	25,658
01/01/2012 to 12/31/2012	$10.46307	$11.24533	22,313
01/01/2013 to 12/31/2013	$11.24533	$12.53754	5,227
01/01/2014 to 12/31/2014	$12.53754	$12.56409	6,849
01/01/2015 to 12/31/2015	$12.56409	$12.32695	3,442
01/01/2016 to 12/31/2016	$12.32695	$12.48588	2,696
01/01/2017 to 12/31/2017	$12.48588	$14.12925	2,731
01/01/2018 to 12/31/2018	$14.12925	$12.66143	1,736
01/01/2019 to 12/31/2019	$12.66143	$14.76086	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98737	$10.62339	10,538
01/01/2011 to 12/31/2011	$10.62339	$10.26874	14,870
01/01/2012 to 12/31/2012	$10.26874	$10.98621	9,942
01/01/2013 to 12/31/2013	$10.98621	$11.72130	4,728
01/01/2014 to 12/31/2014	$11.72130	$11.84736	1,149
01/01/2015 to 12/31/2015	$11.84736	$11.40496	698
01/01/2016 to 12/31/2016	$11.40496	$11.66312	531
01/01/2017 to 12/31/2017	$11.66312	$12.72357	671
01/01/2018 to 12/31/2018	$12.72357	$11.48661	436
01/01/2019 to 12/31/2019	$11.48661	$12.94727	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96425	$11.40677	462
01/01/2011 to 12/31/2011	$11.40677	$11.22652	746
01/01/2012 to 12/31/2012	$11.22652	$12.61720	358
01/01/2013 to 12/31/2013	$12.61720	$17.01542	134
01/01/2014 to 12/31/2014	$17.01542	$17.72034	478
01/01/2015 to 12/31/2015	$17.72034	$16.26941	133
01/01/2016 to 12/31/2016	$16.26941	$19.64999	107
01/01/2017 to 12/31/2017	$19.64999	$21.41840	105
01/01/2018 to 12/31/2018	$21.41840	$17.87838	75
01/01/2019 to 12/31/2019	$17.87838	$21.30057	58
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99763	$9.77143	5,650
01/01/2011 to 12/31/2011	$9.77143	$9.49562	2,365
01/01/2012 to 12/31/2012	$9.49562	$9.22519	2,922
01/01/2013 to 12/31/2013	$9.22519	$8.96229	1,389
01/01/2014 to 12/31/2014	$8.96229	$8.70686	2,904
01/01/2015 to 12/31/2015	$8.70686	$8.45871	1,630
01/01/2016 to 12/31/2016	$8.45871	$8.21833	0
01/01/2017 to 12/31/2017	$8.21833	$8.01179	0
01/01/2018 to 12/31/2018	$8.01179	$7.88341	0
01/01/2019 to 12/31/2019	$7.88341	$7.78827	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98360	$10.68442	14,187
01/01/2011 to 12/31/2011	$10.68442	$10.70991	1,256
01/01/2012 to 12/31/2012	$10.70991	$11.84774	2,491
01/01/2013 to 12/31/2013	$11.84774	$12.33661	1,290
01/01/2014 to 12/31/2014	$12.33661	$12.29161	131
01/01/2015 to 12/31/2015	$12.29161	$11.51567	47
01/01/2016 to 12/31/2016	$11.51567	$12.91095	218
01/01/2017 to 12/31/2017	$12.91095	$13.48123	202
01/01/2018 to 12/31/2018	$13.48123	$12.83484	192
01/01/2019 to 12/31/2019	$12.83484	$14.37683	103

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98961	$10.54160	0
01/01/2011 to 12/31/2011	$10.54160	$9.81310	0
01/01/2012 to 12/31/2012	$9.81310	$11.14272	429
01/01/2013 to 12/31/2013	$11.14272	$15.14051	304
01/01/2014 to 12/31/2014	$15.14051	$16.73104	581
01/01/2015 to 12/31/2015	$16.73104	$14.98045	0
01/01/2016 to 12/31/2016	$14.98045	$17.44898	0
01/01/2017 to 12/31/2017	$17.44898	$20.20697	0
01/01/2018 to 12/31/2018	$20.20697	$16.85005	0
01/01/2019 to 12/31/2019	$16.85005	$21.20305	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92845	$11.17518	1,361
01/01/2011 to 12/31/2011	$11.17518	$9.45384	3,802
01/01/2012 to 12/31/2012	$9.45384	$11.05449	1,800
01/01/2013 to 12/31/2013	$11.05449	$12.78613	1,317
01/01/2014 to 12/31/2014	$12.78613	$11.73533	183
01/01/2015 to 12/31/2015	$11.73533	$11.75975	766
01/01/2016 to 12/31/2016	$11.75975	$10.99375	181
01/01/2017 to 12/31/2017	$10.99375	$14.46538	842
01/01/2018 to 12/31/2018	$14.46538	$12.17763	502
01/01/2019 to 12/31/2019	$12.17763	$15.62956	177
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92832	$10.71728	2,267
01/01/2011 to 12/31/2011	$10.71728	$9.10544	1,743
01/01/2012 to 12/31/2012	$9.10544	$10.32066	1,214
01/01/2013 to 12/31/2013	$10.32066	$11.97862	1,021
01/01/2014 to 12/31/2014	$11.97862	$10.85702	85
01/01/2015 to 12/31/2015	$10.85702	$10.63382	652
01/01/2016 to 12/31/2016	$10.63382	$10.39152	14
01/01/2017 to 12/31/2017	$10.39152	$12.39942	13
01/01/2018 to 12/31/2018	$12.39942	$10.10048	14
01/01/2019 to 12/31/2019	$10.10048	$11.77741	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97586	$10.79298	37,946
01/01/2011 to 12/31/2011	$10.79298	$10.42624	10,560
01/01/2012 to 12/31/2012	$10.42624	$11.50445	4,711
01/01/2013 to 12/31/2013	$11.50445	$12.99642	10,464
01/01/2014 to 12/31/2014	$12.99642	$13.42958	2,673
01/01/2015 to 12/31/2015	$13.42958	$12.91018	1,409
01/01/2016 to 12/31/2016	$12.91018	$13.19753	1,397
01/01/2017 to 12/31/2017	$13.19753	$14.99666	1,393
01/01/2018 to 12/31/2018	$14.99666	$13.49306	1,396
01/01/2019 to 12/31/2019	$13.49306	$15.65559	162
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92098	$10.48104	1,298
01/01/2011 to 12/31/2011	$10.48104	$9.25102	264
01/01/2012 to 12/31/2012	$9.25102	$10.95594	161
01/01/2013 to 12/31/2013	$10.95594	$12.27891	118
01/01/2014 to 12/31/2014	$12.27891	$11.16964	88
01/01/2015 to 12/31/2015	$11.16964	$10.54797	40
01/01/2016 to 12/31/2016	$10.54797	$10.44606	20
01/01/2017 to 12/31/2017	$10.44606	$13.15665	18
01/01/2018 to 12/31/2018	$13.15665	$10.54703	18
01/01/2019 to 12/31/2019	$10.54703	$13.03598	5

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.51084	5,157
01/01/2011 to 12/31/2011	$10.51084	$10.23563	3,085
01/01/2012 to 12/31/2012	$10.23563	$11.00927	2,937
01/01/2013 to 12/31/2013	$11.00927	$11.87556	1,406
01/01/2014 to 12/31/2014	$11.87556	$12.16579	1,648
01/01/2015 to 12/31/2015	$12.16579	$11.79753	1,042
01/01/2016 to 12/31/2016	$11.79753	$11.90201	672
01/01/2017 to 12/31/2017	$11.90201	$12.96780	1,047
01/01/2018 to 12/31/2018	$12.96780	$11.95051	492
01/01/2019 to 12/31/2019	$11.95051	$13.30611	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97047	$10.69825	4,046
01/01/2011 to 12/31/2011	$10.69825	$10.46276	726
01/01/2012 to 12/31/2012	$10.46276	$11.70771	201
01/01/2013 to 12/31/2013	$11.70771	$15.52518	165
01/01/2014 to 12/31/2014	$15.52518	$16.51630	96
01/01/2015 to 12/31/2015	$16.51630	$17.75196	713
01/01/2016 to 12/31/2016	$17.75196	$16.99473	353
01/01/2017 to 12/31/2017	$16.99473	$22.42822	333
01/01/2018 to 12/31/2018	$22.42822	$21.43444	238
01/01/2019 to 12/31/2019	$21.43444	$27.61276	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99173	$11.22357	6,261
01/01/2011 to 12/31/2011	$11.22357	$10.80470	3,049
01/01/2012 to 12/31/2012	$10.80470	$11.78377	2,181
01/01/2013 to 12/31/2013	$11.78377	$15.63949	830
01/01/2014 to 12/31/2014	$15.63949	$16.80294	1,727
01/01/2015 to 12/31/2015	$16.80294	$17.96826	1,023
01/01/2016 to 12/31/2016	$17.96826	$18.43092	1,552
01/01/2017 to 12/31/2017	$18.43092	$23.81490	3,574
01/01/2018 to 12/31/2018	$23.81490	$22.51068	1,885
01/01/2019 to 12/31/2019	$22.51068	$28.78660	164
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98675	$10.81592	12,588
01/01/2011 to 12/31/2011	$10.81592	$10.17901	3,788
01/01/2012 to 12/31/2012	$10.17901	$12.17056	4,452
01/01/2013 to 12/31/2013	$12.17056	$15.09133	1,110
01/01/2014 to 12/31/2014	$15.09133	$15.19352	3,676
01/01/2015 to 12/31/2015	$15.19352	$14.54418	2,122
01/01/2016 to 12/31/2016	$14.54418	$15.13565	234
01/01/2017 to 12/31/2017	$15.13565	$18.21141	0
01/01/2018 to 12/31/2018	$18.21141	$15.99952	0
01/01/2019 to 12/31/2019	$15.99952	$20.20014	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99763	$10.23818	615
01/01/2013 to 12/31/2013	$10.23818	$11.82773	18
01/01/2014 to 12/31/2014	$11.82773	$12.08112	44
01/01/2015 to 12/31/2015	$12.08112	$11.59105	19
01/01/2016 to 12/31/2016	$11.59105	$11.74817	12
01/01/2017 to 12/31/2017	$11.74817	$13.29691	12
01/01/2018 to 12/31/2018	$13.29691	$11.84711	9
01/01/2019 to 12/31/2019	$11.84711	$14.12946	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.79169	4,676
01/01/2011 to 12/31/2011	$10.79169	$10.42238	1,469
01/01/2012 to 12/31/2012	$10.42238	$11.85476	1,014
01/01/2013 to 12/31/2013	$11.85476	$15.74461	212
01/01/2014 to 12/31/2014	$15.74461	$16.62833	129
01/01/2015 to 12/31/2015	$16.62833	$17.32230	216
01/01/2016 to 12/31/2016	$17.32230	$17.15150	0
01/01/2017 to 12/31/2017	$17.15150	$21.78151	0
01/01/2018 to 12/31/2018	$21.78151	$21.61223	0
01/01/2019 to 12/31/2019	$21.61223	$28.92880	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99763	$10.15039	0
01/01/2013 to 12/31/2013	$10.15039	$13.26381	0
01/01/2014 to 12/31/2014	$13.26381	$14.20252	0
01/01/2015 to 12/31/2015	$14.20252	$13.69803	0
01/01/2016 to 12/31/2016	$13.69803	$15.09807	159
01/01/2017 to 12/31/2017	$15.09807	$17.21270	125
01/01/2018 to 12/31/2018	$17.21270	$15.02221	118
01/01/2019 to 12/31/2019	$15.02221	$18.87714	72
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01895	$11.33239	8,492
01/01/2011 to 12/31/2011	$11.33239	$10.68206	3,696
01/01/2012 to 12/31/2012	$10.68206	$12.41256	5,220
01/01/2013 to 12/31/2013	$12.41256	$15.94091	1,444
01/01/2014 to 12/31/2014	$15.94091	$17.27179	5,149
01/01/2015 to 12/31/2015	$17.27179	$15.82552	3,361
01/01/2016 to 12/31/2016	$15.82552	$15.62838	884
01/01/2017 to 12/31/2017	$15.62838	$19.29797	510
01/01/2018 to 12/31/2018	$19.29797	$17.92966	389
01/01/2019 to 12/31/2019	$17.92966	$22.67138	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99018	$11.15256	7,148
01/01/2011 to 12/31/2011	$11.15256	$10.56598	3,187
01/01/2012 to 12/31/2012	$10.56598	$12.02241	2,289
01/01/2013 to 12/31/2013	$12.02241	$16.58653	1,166
01/01/2014 to 12/31/2014	$16.58653	$18.41016	3,395
01/01/2015 to 12/31/2015	$18.41016	$16.87713	1,397
01/01/2016 to 12/31/2016	$16.87713	$19.38660	684
01/01/2017 to 12/31/2017	$19.38660	$21.43295	700
01/01/2018 to 12/31/2018	$21.43295	$17.39524	540
01/01/2019 to 12/31/2019	$17.39524	$20.45097	228
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93810	$11.59009	10,761
01/01/2011 to 12/31/2011	$11.59009	$8.97755	5,961
01/01/2012 to 12/31/2012	$8.97755	$10.28503	5,874
01/01/2013 to 12/31/2013	$10.28503	$10.01422	2,127
01/01/2014 to 12/31/2014	$10.01422	$9.27314	5,947
01/01/2015 to 12/31/2015	$9.27314	$7.50177	3,785
01/01/2016 to 12/31/2016	$7.50177	$8.18945	652
01/01/2017 to 12/31/2017	$8.18945	$10.05560	531
01/01/2018 to 12/31/2018	$10.05560	$8.39535	545
01/01/2019 to 12/31/2019	$8.39535	$9.24487	408

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98859	$10.51978	21,646
01/01/2011 to 12/31/2011	$10.51978	$10.32232	12,676
01/01/2012 to 12/31/2012	$10.32232	$11.06794	9,420
01/01/2013 to 12/31/2013	$11.06794	$11.74309	2,831
01/01/2014 to 12/31/2014	$11.74309	$12.06729	5,666
01/01/2015 to 12/31/2015	$12.06729	$11.74030	2,250
01/01/2016 to 12/31/2016	$11.74030	$12.03677	1,596
01/01/2017 to 12/31/2017	$12.03677	$12.87928	1,976
01/01/2018 to 12/31/2018	$12.87928	$12.15496	1,139
01/01/2019 to 12/31/2019	$12.15496	$13.54926	392
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01754	$10.04935	0
01/01/2012 to 12/31/2012	$10.04935	$10.45656	0
01/01/2013 to 12/31/2013	$10.45656	$9.92350	978
01/01/2014 to 12/31/2014	$9.92350	$10.22500	3,400
01/01/2015 to 12/31/2015	$10.22500	$9.90688	909
01/01/2016 to 12/31/2016	$9.90688	$10.03038	539
01/01/2017 to 12/31/2017	$10.03038	$10.29802	666
01/01/2018 to 12/31/2018	$10.29802	$9.92155	547
01/01/2019 to 12/31/2019	$9.92155	$10.57901	197
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96262	$11.42459	43,566
01/01/2011 to 12/31/2011	$11.42459	$10.40969	21,471
01/01/2012 to 12/31/2012	$10.40969	$11.41918	14,441
01/01/2013 to 12/31/2013	$11.41918	$12.98265	15,646
01/01/2014 to 12/31/2014	$12.98265	$13.77278	6,996
01/01/2015 to 12/31/2015	$13.77278	$13.29830	13,061
01/01/2016 to 12/31/2016	$13.29830	$14.22448	10,659
01/01/2017 to 12/31/2017	$14.22448	$16.04485	19,502
01/01/2018 to 12/31/2018	$16.04485	$14.40125	10,216
01/01/2019 to 12/31/2019	$14.40125	$16.67408	602
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.81154	4,210
01/01/2011 to 12/31/2011	$10.81154	$10.86707	1,736
01/01/2012 to 12/31/2012	$10.86707	$12.54220	1,951
01/01/2013 to 12/31/2013	$12.54220	$16.13625	518
01/01/2014 to 12/31/2014	$16.13625	$18.37489	1,581
01/01/2015 to 12/31/2015	$18.37489	$18.40090	1,127
01/01/2016 to 12/31/2016	$18.40090	$20.53190	128
01/01/2017 to 12/31/2017	$20.53190	$24.38730	101
01/01/2018 to 12/31/2018	$24.38730	$21.74190	74
01/01/2019 to 12/31/2019	$21.74190	$26.29011	45
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99762	$8.82682	0
01/01/2012 to 12/31/2012	$8.82682	$9.70309	0
01/01/2013 to 12/31/2013	$9.70309	$11.53800	0
01/01/2014 to 12/31/2014	$11.53800	$11.93785	0
01/01/2015 to 12/31/2015	$11.93785	$11.61500	0
01/01/2016 to 12/31/2016	$11.61500	$11.99812	0
01/01/2017 to 12/31/2017	$11.99812	$13.77771	0
01/01/2018 to 12/31/2018	$13.77771	$12.50924	0
01/01/2019 to 12/31/2019	$12.50924	$14.72978	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97096	$12.06901	851
01/01/2011 to 12/31/2011	$12.06901	$10.18802	2,998
01/01/2012 to 12/31/2012	$10.18802	$11.88382	2,062
01/01/2013 to 12/31/2013	$11.88382	$16.25704	1,031
01/01/2014 to 12/31/2014	$16.25704	$16.57406	843
01/01/2015 to 12/31/2015	$16.57406	$16.31656	928
01/01/2016 to 12/31/2016	$16.31656	$17.07314	437
01/01/2017 to 12/31/2017	$17.07314	$21.18129	546
01/01/2018 to 12/31/2018	$21.18129	$18.34311	213
01/01/2019 to 12/31/2019	$18.34311	$24.32182	220
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96001	$12.52563	4,044
01/01/2011 to 12/31/2011	$12.52563	$12.05011	3,505
01/01/2012 to 12/31/2012	$12.05011	$13.13143	1,941
01/01/2013 to 12/31/2013	$13.13143	$17.24465	725
01/01/2014 to 12/31/2014	$17.24465	$17.39298	791
01/01/2015 to 12/31/2015	$17.39298	$17.03008	893
01/01/2016 to 12/31/2016	$17.03008	$18.54413	285
01/01/2017 to 12/31/2017	$18.54413	$22.32618	141
01/01/2018 to 12/31/2018	$22.32618	$19.86367	91
01/01/2019 to 12/31/2019	$19.86367	$25.11007	5
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96344	$11.38359	13,104
01/01/2011 to 12/31/2011	$11.38359	$10.39864	5,463
01/01/2012 to 12/31/2012	$10.39864	$11.93642	5,137
01/01/2013 to 12/31/2013	$11.93642	$15.93369	1,117
01/01/2014 to 12/31/2014	$15.93369	$16.29521	3,473
01/01/2015 to 12/31/2015	$16.29521	$15.14839	1,816
01/01/2016 to 12/31/2016	$15.14839	$19.01594	0
01/01/2017 to 12/31/2017	$19.01594	$19.83298	0
01/01/2018 to 12/31/2018	$19.83298	$15.97498	0
01/01/2019 to 12/31/2019	$15.97498	$18.93096	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99132	$10.61502	50,389
01/01/2011 to 12/31/2011	$10.61502	$10.51766	20,547
01/01/2012 to 12/31/2012	$10.51766	$11.59639	22,048
01/01/2013 to 12/31/2013	$11.59639	$13.16241	5,162
01/01/2014 to 12/31/2014	$13.16241	$13.53925	10,881
01/01/2015 to 12/31/2015	$13.53925	$13.15886	8,916
01/01/2016 to 12/31/2016	$13.15886	$13.74917	5,024
01/01/2017 to 12/31/2017	$13.74917	$15.41656	5,716
01/01/2018 to 12/31/2018	$15.41656	$14.17709	3,207
01/01/2019 to 12/31/2019	$14.17709	$16.64400	174
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97020	$11.05594	984
01/01/2011 to 12/31/2011	$11.05594	$10.55928	2,435
01/01/2012 to 12/31/2012	$10.55928	$12.06157	1,127
01/01/2013 to 12/31/2013	$12.06157	$16.87703	1,772
01/01/2014 to 12/31/2014	$16.87703	$17.76439	2,615
01/01/2015 to 12/31/2015	$17.76439	$18.91206	1,317
01/01/2016 to 12/31/2016	$18.91206	$18.87019	660
01/01/2017 to 12/31/2017	$18.87019	$25.28022	519
01/01/2018 to 12/31/2018	$25.28022	$25.50525	231
01/01/2019 to 12/31/2019	$25.50525	$31.77352	188

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98523	$10.59052	8,669
01/01/2011 to 12/31/2011	$10.59052	$10.23858	1,457
01/01/2012 to 12/31/2012	$10.23858	$11.27923	839
01/01/2013 to 12/31/2013	$11.27923	$14.75260	0
01/01/2014 to 12/31/2014	$14.75260	$14.55531	0
01/01/2015 to 12/31/2015	$14.55531	$13.28296	0
01/01/2016 to 12/31/2016	$13.28296	$13.69617	0
01/01/2017 to 12/31/2017	$13.69617	$15.50965	594
01/01/2018 to 12/31/2018	$15.50965	$13.60215	251
01/01/2019 to 12/31/2019	$13.60215	$16.64634	204
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85888	$11.39318	5,618
01/01/2011 to 12/31/2011	$11.39318	$9.41761	8,191
01/01/2012 to 12/31/2012	$9.41761	$9.47959	5,408
01/01/2013 to 12/31/2013	$9.47959	$10.62586	1,803
01/01/2014 to 12/31/2014	$10.62586	$9.45971	2,653
01/01/2015 to 12/31/2015	$9.45971	$7.42054	1,259
01/01/2016 to 12/31/2016	$7.42054	$8.98419	1,525
01/01/2017 to 12/31/2017	$8.98419	$9.62845	1,041
01/01/2018 to 12/31/2018	$9.62845	$7.79490	872
01/01/2019 to 12/31/2019	$7.79490	$8.85010	753
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97931	$10.23639	2,073
01/01/2011 to 12/31/2011	$10.23639	$10.35537	2,709
01/01/2012 to 12/31/2012	$10.35537	$10.58534	1,918
01/01/2013 to 12/31/2013	$10.58534	$9.89766	892
01/01/2014 to 12/31/2014	$9.89766	$9.66913	296
01/01/2015 to 12/31/2015	$9.66913	$8.95975	240
01/01/2016 to 12/31/2016	$8.95975	$9.08437	251
01/01/2017 to 12/31/2017	$9.08437	$9.00646	251
01/01/2018 to 12/31/2018	$9.00646	$8.92322	253
01/01/2019 to 12/31/2019	$8.92322	$8.80799	264
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98789	$11.41794	0
01/01/2011 to 12/31/2011	$11.41794	$10.71019	0
01/01/2012 to 12/31/2012	$10.71019	$12.32002	0
01/01/2013 to 12/31/2013	$12.32002	$15.84889	71
01/01/2014 to 12/31/2014	$15.84889	$17.70212	64
01/01/2015 to 12/31/2015	$17.70212	$16.06112	20
01/01/2016 to 12/31/2016	$16.06112	$17.78858	163
01/01/2017 to 12/31/2017	$17.78858	$20.48576	142
01/01/2018 to 12/31/2018	$20.48576	$16.61000	103
01/01/2019 to 12/31/2019	$16.61000	$19.22608	97
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99762	$8.76473	561
01/01/2012 to 12/31/2012	$8.76473	$9.45170	1,209
01/01/2013 to 12/31/2013	$9.45170	$11.06506	627
01/01/2014 to 12/31/2014	$11.06506	$11.34142	926
01/01/2015 to 12/31/2015	$11.34142	$10.94847	1,258
01/01/2016 to 12/31/2016	$10.94847	$11.33122	1,815
01/01/2017 to 12/31/2017	$11.33122	$12.50577	1,473
01/01/2018 to 12/31/2018	$12.50577	$11.54030	1,409
01/01/2019 to 12/31/2019	$11.54030	$13.51580	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.32483	11,596
01/01/2011 to 12/31/2011	$10.32483	$10.63550	5,850
01/01/2012 to 12/31/2012	$10.63550	$11.14320	8,423
01/01/2013 to 12/31/2013	$11.14320	$10.66394	3,205
01/01/2014 to 12/31/2014	$10.66394	$11.10558	7,859
01/01/2015 to 12/31/2015	$11.10558	$10.92245	4,626
01/01/2016 to 12/31/2016	$10.92245	$11.15849	8,426
01/01/2017 to 12/31/2017	$11.15849	$11.52521	4,056
01/01/2018 to 12/31/2018	$11.52521	$10.94143	2,617
01/01/2019 to 12/31/2019	$10.94143	$11.93724	417
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.21158	$10.05357	99,862
01/01/2011 to 12/31/2011	$10.05357	$9.68945	172,922
01/01/2012 to 12/31/2012	$9.68945	$10.79903	187,764
01/01/2013 to 12/31/2013	$10.79903	$11.75851	169,163
01/01/2014 to 12/31/2014	$11.75851	$12.08662	230,801
01/01/2015 to 12/31/2015	$12.08662	$11.58176	286,697
01/01/2016 to 12/31/2016	$11.58176	$12.19380	296,022
01/01/2017 to 12/31/2017	$12.19380	$13.59275	280,237
01/01/2018 to 12/31/2018	$13.59275	$12.36263	241,676
01/01/2019 to 12/31/2019	$12.36263	$14.20530	238,428
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.62166	$10.59254	0
01/01/2011 to 12/31/2011	$10.59254	$10.49952	36,272
01/01/2012 to 12/31/2012	$10.49952	$11.81435	79,091
01/01/2013 to 12/31/2013	$11.81435	$13.63409	158,790
01/01/2014 to 12/31/2014	$13.63409	$14.32368	180,239
01/01/2015 to 12/31/2015	$14.32368	$14.29579	206,753
01/01/2016 to 12/31/2016	$14.29579	$15.16031	258,359
01/01/2017 to 12/31/2017	$15.16031	$17.55127	276,330
01/01/2018 to 12/31/2018	$17.55127	$16.35373	293,477
01/01/2019 to 12/31/2019	$16.35373	$19.73136	269,061
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.17833	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	5,942
01/01/2012 to 12/31/2012	$9.71160	$10.60403	50,477
01/01/2013 to 12/31/2013	$10.60403	$11.80510	62,149
01/01/2014 to 12/31/2014	$11.80510	$12.28896	69,809
01/01/2015 to 12/31/2015	$12.28896	$12.14719	72,169
01/01/2016 to 12/31/2016	$12.14719	$12.60617	100,956
01/01/2017 to 12/31/2017	$12.60617	$14.50774	139,717
01/01/2018 to 12/31/2018	$14.50774	$13.22832	137,096
01/01/2019 to 12/31/2019	$13.22832	$15.46111	147,025
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.59345	$10.40804	226,307
01/01/2011 to 12/31/2011	$10.40804	$10.17985	366,569
01/01/2012 to 12/31/2012	$10.17985	$11.33645	524,542
01/01/2013 to 12/31/2013	$11.33645	$13.20498	566,259
01/01/2014 to 12/31/2014	$13.20498	$13.92690	843,587
01/01/2015 to 12/31/2015	$13.92690	$13.85466	1,049,212
01/01/2016 to 12/31/2016	$13.85466	$14.58164	1,373,384
01/01/2017 to 12/31/2017	$14.58164	$16.58958	1,583,679
01/01/2018 to 12/31/2018	$16.58958	$15.61408	1,661,615
01/01/2019 to 12/31/2019	$15.61408	$18.46124	1,774,057

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$11.59596	$11.77276	96,945
01/01/2011 to 12/31/2011	$11.77276	$11.91843	101,716
01/01/2012 to 12/31/2012	$11.91843	$12.35443	57,567
01/01/2013 to 12/31/2013	$12.35443	$11.96593	61,513
01/01/2014 to 12/31/2014	$11.96593	$11.83586	56,087
01/01/2015 to 12/31/2015	$11.83586	$11.77554	95,573
01/01/2016 to 12/31/2016	$11.77554	$11.85025	101,282
01/01/2017 to 12/31/2017	$11.85025	$11.93304	177,391
01/01/2018 to 12/31/2018	$11.93304	$11.90270	280,925
01/01/2019 to 12/31/2019	$11.90270	$12.32937	290,821
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$12.05882	$12.57524	35,839
01/01/2011 to 12/31/2011	$12.57524	$12.84647	42,310
01/01/2012 to 12/31/2012	$12.84647	$13.90489	141,041
01/01/2013 to 12/31/2013	$13.90489	$13.51422	157,940
01/01/2014 to 12/31/2014	$13.51422	$13.94662	156,494
01/01/2015 to 12/31/2015	$13.94662	$13.51743	159,560
01/01/2016 to 12/31/2016	$13.51743	$13.94960	163,286
01/01/2017 to 12/31/2017	$13.94960	$14.41424	156,940
01/01/2018 to 12/31/2018	$14.41424	$14.17661	155,240
01/01/2019 to 12/31/2019	$14.17661	$15.33112	170,125
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.02993	$9.88109	85,112
01/01/2011 to 12/31/2011	$9.88109	$9.54594	115,629
01/01/2012 to 12/31/2012	$9.54594	$10.74833	85,759
01/01/2013 to 12/31/2013	$10.74833	$13.05551	147,135
01/01/2014 to 12/31/2014	$13.05551	$13.83039	261,580
01/01/2015 to 12/31/2015	$13.83039	$13.76649	412,131
01/01/2016 to 12/31/2016	$13.76649	$14.56220	531,059
01/01/2017 to 12/31/2017	$14.56220	$16.99771	642,736
01/01/2018 to 12/31/2018	$16.99771	$15.78215	717,176
01/01/2019 to 12/31/2019	$15.78215	$19.10225	788,216
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$8.36448	$9.76197	137
01/01/2011 to 12/31/2011	$9.76197	$9.17833	541
01/01/2012 to 12/31/2012	$9.17833	$11.52315	1,910
01/01/2013 to 12/31/2013	$11.52315	$11.90508	5,835
01/01/2014 to 12/31/2014	$11.90508	$13.42844	9,633
01/01/2015 to 12/31/2015	$13.42844	$13.28358	9,943
01/01/2016 to 12/31/2016	$13.28358	$13.26990	23,866
01/01/2017 to 12/31/2017	$13.26990	$14.56915	23,573
01/01/2018 to 12/31/2018	$14.56915	$13.74481	23,009
01/01/2019 to 12/31/2019	$13.74481	$17.02803	24,798
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$7.01097	$8.36127	3,255
01/01/2011 to 12/31/2011	$8.36127	$8.82419	4,845
01/01/2012 to 12/31/2012	$8.82419	$10.07765	33,808
01/01/2013 to 12/31/2013	$10.07765	$10.29050	28,693
01/01/2014 to 12/31/2014	$10.29050	$13.33818	33,765
01/01/2015 to 12/31/2015	$13.33818	$13.84584	49,429
01/01/2016 to 12/31/2016	$13.84584	$14.36896	61,695
01/01/2017 to 12/31/2017	$14.36896	$15.11555	58,323
01/01/2018 to 12/31/2018	$15.11555	$14.25356	59,512
01/01/2019 to 12/31/2019	$14.25356	$18.51789	60,285

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$8.71680	$9.70021	34,782
01/01/2011 to 12/31/2011	$9.70021	$9.45972	70,843
01/01/2012 to 12/31/2012	$9.45972	$10.36217	125,844
01/01/2013 to 12/31/2013	$10.36217	$11.77393	141,532
01/01/2014 to 12/31/2014	$11.77393	$12.02477	146,745
01/01/2015 to 12/31/2015	$12.02477	$12.02372	175,869
01/01/2016 to 12/31/2016	$12.02372	$12.41117	191,548
01/01/2017 to 12/31/2017	$12.41117	$14.31272	207,742
01/01/2018 to 12/31/2018	$14.31272	$13.07285	192,111
01/01/2019 to 12/31/2019	$13.07285	$15.53206	198,626
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.56227	$10.32606	7,551
01/01/2011 to 12/31/2011	$10.32606	$10.17206	13,151
01/01/2012 to 12/31/2012	$10.17206	$11.09154	67,208
01/01/2013 to 12/31/2013	$11.09154	$12.06017	27,028
01/01/2014 to 12/31/2014	$12.06017	$12.42331	62,516
01/01/2015 to 12/31/2015	$12.42331	$12.18843	73,646
01/01/2016 to 12/31/2016	$12.18843	$12.70214	98,929
01/01/2017 to 12/31/2017	$12.70214	$14.12146	96,526
01/01/2018 to 12/31/2018	$14.12146	$12.99418	83,476
01/01/2019 to 12/31/2019	$12.99418	$14.92684	85,776
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$10.39331	$12.07909	1,114
01/01/2011 to 12/31/2011	$12.07909	$12.11532	1,906
01/01/2012 to 12/31/2012	$12.11532	$13.87726	4,328
01/01/2013 to 12/31/2013	$13.87726	$19.07270	10,593
01/01/2014 to 12/31/2014	$19.07270	$20.24314	14,911
01/01/2015 to 12/31/2015	$20.24314	$18.94153	28,415
01/01/2016 to 12/31/2016	$18.94153	$23.31383	35,607
01/01/2017 to 12/31/2017	$23.31383	$25.89693	38,501
01/01/2018 to 12/31/2018	$25.89693	$22.03326	44,443
01/01/2019 to 12/31/2019	$22.03326	$26.75324	46,090
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$10.35524	$10.27485	23,603
01/01/2011 to 12/31/2011	$10.27485	$10.17598	28,226
01/01/2012 to 12/31/2012	$10.17598	$10.07626	137,020
01/01/2013 to 12/31/2013	$10.07626	$9.97714	122,291
01/01/2014 to 12/31/2014	$9.97714	$9.87852	250,708
01/01/2015 to 12/31/2015	$9.87852	$9.78032	270,947
01/01/2016 to 12/31/2016	$9.78032	$9.68399	281,767
01/01/2017 to 12/31/2017	$9.68399	$9.62117	396,090
01/01/2018 to 12/31/2018	$9.62117	$9.64920	275,729
01/01/2019 to 12/31/2019	$9.64920	$9.71522	182,453
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$10.19862	$11.08074	18,004
01/01/2011 to 12/31/2011	$11.08074	$11.31919	24,364
01/01/2012 to 12/31/2012	$11.31919	$12.76194	53,227
01/01/2013 to 12/31/2013	$12.76194	$13.54280	47,007
01/01/2014 to 12/31/2014	$13.54280	$13.75166	62,152
01/01/2015 to 12/31/2015	$13.75166	$13.13027	80,541
01/01/2016 to 12/31/2016	$13.13027	$15.00201	109,170
01/01/2017 to 12/31/2017	$15.00201	$15.96360	109,039
01/01/2018 to 12/31/2018	$15.96360	$15.49079	124,974
01/01/2019 to 12/31/2019	$15.49079	$17.68393	125,024

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.05289	$7.55590	197
01/01/2011 to 12/31/2011	$7.55590	$7.16817	1,094
01/01/2012 to 12/31/2012	$7.16817	$8.29561	14,852
01/01/2013 to 12/31/2013	$8.29561	$11.48738	31,898
01/01/2014 to 12/31/2014	$11.48738	$12.93708	42,358
01/01/2015 to 12/31/2015	$12.93708	$11.80525	49,990
01/01/2016 to 12/31/2016	$11.80525	$14.01298	61,709
01/01/2017 to 12/31/2017	$14.01298	$16.53743	85,467
01/01/2018 to 12/31/2018	$16.53743	$14.05575	103,948
01/01/2019 to 12/31/2019	$14.05575	$18.02518	107,832
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$7.89173	$9.01789	458
01/01/2011 to 12/31/2011	$9.01789	$7.77483	437
01/01/2012 to 12/31/2012	$7.77483	$9.26557	8,321
01/01/2013 to 12/31/2013	$9.26557	$10.92201	15,690
01/01/2014 to 12/31/2014	$10.92201	$10.21646	15,533
01/01/2015 to 12/31/2015	$10.21646	$10.43383	19,369
01/01/2016 to 12/31/2016	$10.43383	$9.94030	16,568
01/01/2017 to 12/31/2017	$9.94030	$13.32866	20,148
01/01/2018 to 12/31/2018	$13.32866	$11.43688	25,328
01/01/2019 to 12/31/2019	$11.43688	$14.95971	29,398
AST International Value Portfolio
03/15/2010 to 12/31/2010	$8.37612	$9.17929	607
01/01/2011 to 12/31/2011	$9.17929	$7.94794	1,773
01/01/2012 to 12/31/2012	$7.94794	$9.18156	3,131
01/01/2013 to 12/31/2013	$9.18156	$10.86035	7,431
01/01/2014 to 12/31/2014	$10.86035	$10.03208	9,404
01/01/2015 to 12/31/2015	$10.03208	$10.01389	11,194
01/01/2016 to 12/31/2016	$10.01389	$9.97240	10,720
01/01/2017 to 12/31/2017	$9.97240	$12.12628	12,615
01/01/2018 to 12/31/2018	$12.12628	$10.06836	9,185
01/01/2019 to 12/31/2019	$10.06836	$11.96465	9,097
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.22779	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	1,208
01/01/2012 to 12/31/2012	$9.97825	$11.22134	27,647
01/01/2013 to 12/31/2013	$11.22134	$12.91910	27,963
01/01/2014 to 12/31/2014	$12.91910	$13.60521	34,332
01/01/2015 to 12/31/2015	$13.60521	$13.32949	53,555
01/01/2016 to 12/31/2016	$13.32949	$13.88622	58,208
01/01/2017 to 12/31/2017	$13.88622	$16.08024	65,148
01/01/2018 to 12/31/2018	$16.08024	$14.74659	61,814
01/01/2019 to 12/31/2019	$14.74659	$17.43752	95,993
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$8.48153	$9.09678	10,379
01/01/2011 to 12/31/2011	$9.09678	$8.18270	11,011
01/01/2012 to 12/31/2012	$8.18270	$9.87658	14,182
01/01/2013 to 12/31/2013	$9.87658	$11.28094	28,745
01/01/2014 to 12/31/2014	$11.28094	$10.45830	71,525
01/01/2015 to 12/31/2015	$10.45830	$10.06541	106,352
01/01/2016 to 12/31/2016	$10.06541	$10.15840	111,320
01/01/2017 to 12/31/2017	$10.15840	$13.03844	128,328
01/01/2018 to 12/31/2018	$13.03844	$10.65367	196,763
01/01/2019 to 12/31/2019	$10.65367	$13.41967	171,119

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.98079	$10.65289	41,076
01/01/2011 to 12/31/2011	$10.65289	$10.57215	44,156
01/01/2012 to 12/31/2012	$10.57215	$11.58947	68,595
01/01/2013 to 12/31/2013	$11.58947	$12.74066	67,156
01/01/2014 to 12/31/2014	$12.74066	$13.30181	88,614
01/01/2015 to 12/31/2015	$13.30181	$13.14611	89,830
01/01/2016 to 12/31/2016	$13.14611	$13.51574	125,636
01/01/2017 to 12/31/2017	$13.51574	$15.00708	141,975
01/01/2018 to 12/31/2018	$15.00708	$14.09612	134,968
01/01/2019 to 12/31/2019	$14.09612	$15.99541	138,165
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.42072	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	518
01/01/2013 to 12/31/2013	$12.90295	$17.43738	5,435
01/01/2014 to 12/31/2014	$17.43738	$18.90555	8,490
01/01/2015 to 12/31/2015	$18.90555	$20.70893	10,511
01/01/2016 to 12/31/2016	$20.70893	$20.20390	10,182
01/01/2017 to 12/31/2017	$20.20390	$27.17167	14,178
01/01/2018 to 12/31/2018	$27.17167	$26.46778	16,937
01/01/2019 to 12/31/2019	$26.46778	$34.74953	20,499
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$8.54885	$9.74903	6,413
01/01/2011 to 12/31/2011	$9.74903	$9.56442	5,154
01/01/2012 to 12/31/2012	$9.56442	$10.63120	48,310
01/01/2013 to 12/31/2013	$10.63120	$14.37959	35,153
01/01/2014 to 12/31/2014	$14.37959	$15.74482	73,599
01/01/2015 to 12/31/2015	$15.74482	$17.15902	82,680
01/01/2016 to 12/31/2016	$17.15902	$17.93663	79,915
01/01/2017 to 12/31/2017	$17.93663	$23.61802	104,767
01/01/2018 to 12/31/2018	$23.61802	$22.75449	128,715
01/01/2019 to 12/31/2019	$22.75449	$29.65526	119,761
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.40326	$10.33903	12,339
01/01/2011 to 12/31/2011	$10.33903	$9.91614	18,473
01/01/2012 to 12/31/2012	$9.91614	$12.08368	28,565
01/01/2013 to 12/31/2013	$12.08368	$15.27018	35,474
01/01/2014 to 12/31/2014	$15.27018	$15.66783	48,968
01/01/2015 to 12/31/2015	$15.66783	$15.28549	63,770
01/01/2016 to 12/31/2016	$15.28549	$16.21071	73,574
01/01/2017 to 12/31/2017	$16.21071	$19.87703	102,439
01/01/2018 to 12/31/2018	$19.87703	$17.79928	108,751
01/01/2019 to 12/31/2019	$17.79928	$22.90247	107,745
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	16,117
01/01/2013 to 12/31/2013	$10.37057	$12.20998	8,126
01/01/2014 to 12/31/2014	$12.20998	$12.71038	13,083
01/01/2015 to 12/31/2015	$12.71038	$12.42824	15,806
01/01/2016 to 12/31/2016	$12.42824	$12.83725	25,969
01/01/2017 to 12/31/2017	$12.83725	$14.80668	26,954
01/01/2018 to 12/31/2018	$14.80668	$13.44632	22,681
01/01/2019 to 12/31/2019	$13.44632	$16.34372	74,074

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.16894	$10.04775	2,559
01/01/2011 to 12/31/2011	$10.04775	$9.88927	3,386
01/01/2012 to 12/31/2012	$9.88927	$11.46400	5,224
01/01/2013 to 12/31/2013	$11.46400	$15.51686	16,702
01/01/2014 to 12/31/2014	$15.51686	$16.70138	32,940
01/01/2015 to 12/31/2015	$16.70138	$17.73141	52,858
01/01/2016 to 12/31/2016	$17.73141	$17.89169	66,755
01/01/2017 to 12/31/2017	$17.89169	$23.15489	77,695
01/01/2018 to 12/31/2018	$23.15489	$23.41734	98,238
01/01/2019 to 12/31/2019	$23.41734	$31.94467	95,673
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.82378	$12.42903	782
01/01/2011 to 12/31/2011	$12.42903	$11.93976	1,490
01/01/2012 to 12/31/2012	$11.93976	$14.14015	10,307
01/01/2013 to 12/31/2013	$14.14015	$18.50694	16,778
01/01/2014 to 12/31/2014	$18.50694	$20.43596	21,586
01/01/2015 to 12/31/2015	$20.43596	$19.08331	59,327
01/01/2016 to 12/31/2016	$19.08331	$19.20543	63,514
01/01/2017 to 12/31/2017	$19.20543	$24.16719	79,947
01/01/2018 to 12/31/2018	$24.16719	$22.88626	98,056
01/01/2019 to 12/31/2019	$22.88626	$29.49267	101,734
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.80555	$9.97960	10,171
01/01/2011 to 12/31/2011	$9.97960	$9.63540	10,393
01/01/2012 to 12/31/2012	$9.63540	$11.17393	15,841
01/01/2013 to 12/31/2013	$11.17393	$15.71072	36,628
01/01/2014 to 12/31/2014	$15.71072	$17.77178	44,348
01/01/2015 to 12/31/2015	$17.77178	$16.60400	54,248
01/01/2016 to 12/31/2016	$16.60400	$19.43671	60,770
01/01/2017 to 12/31/2017	$19.43671	$21.89837	74,157
01/01/2018 to 12/31/2018	$21.89837	$18.11547	87,816
01/01/2019 to 12/31/2019	$18.11547	$21.70530	83,900
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.42481	$11.15868	125
01/01/2011 to 12/31/2011	$11.15868	$8.80869	2,616
01/01/2012 to 12/31/2012	$8.80869	$10.28504	3,295
01/01/2013 to 12/31/2013	$10.28504	$10.20593	18,822
01/01/2014 to 12/31/2014	$10.20593	$9.63174	22,153
01/01/2015 to 12/31/2015	$9.63174	$7.94129	23,602
01/01/2016 to 12/31/2016	$7.94129	$8.83470	26,731
01/01/2017 to 12/31/2017	$8.83470	$11.05480	36,278
01/01/2018 to 12/31/2018	$11.05480	$9.40746	33,283
01/01/2019 to 12/31/2019	$9.40746	$10.55768	26,904
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$10.43492	$11.15697	108,923
01/01/2011 to 12/31/2011	$11.15697	$11.15675	207,615
01/01/2012 to 12/31/2012	$11.15675	$12.19226	449,309
01/01/2013 to 12/31/2013	$12.19226	$13.18351	433,397
01/01/2014 to 12/31/2014	$13.18351	$13.80684	626,045
01/01/2015 to 12/31/2015	$13.80684	$13.68969	718,355
01/01/2016 to 12/31/2016	$13.68969	$14.30327	825,544
01/01/2017 to 12/31/2017	$14.30327	$15.59655	983,931
01/01/2018 to 12/31/2018	$15.59655	$15.00285	894,586
01/01/2019 to 12/31/2019	$15.00285	$17.04382	941,208

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$8.29398	$9.65573	34,201
01/01/2011 to 12/31/2011	$9.65573	$8.96603	49,820
01/01/2012 to 12/31/2012	$8.96603	$10.02421	61,112
01/01/2013 to 12/31/2013	$10.02421	$11.61472	94,352
01/01/2014 to 12/31/2014	$11.61472	$12.55744	195,413
01/01/2015 to 12/31/2015	$12.55744	$12.35696	264,830
01/01/2016 to 12/31/2016	$12.35696	$13.46983	281,928
01/01/2017 to 12/31/2017	$13.46983	$15.48350	579,941
01/01/2018 to 12/31/2018	$15.48350	$14.16509	601,960
01/01/2019 to 12/31/2019	$14.16509	$16.71458	563,955
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$7.87538	$8.64622	0
01/01/2011 to 12/31/2011	$8.64622	$8.85664	491
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,912
01/01/2013 to 12/31/2013	$10.41779	$13.65949	8,717
01/01/2014 to 12/31/2014	$13.65949	$15.85219	20,322
01/01/2015 to 12/31/2015	$15.85219	$16.17865	28,273
01/01/2016 to 12/31/2016	$16.17865	$18.39686	44,915
01/01/2017 to 12/31/2017	$18.39686	$22.26804	47,201
01/01/2018 to 12/31/2018	$22.26804	$20.23491	57,393
01/01/2019 to 12/31/2019	$20.23491	$24.93613	60,624
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	21,087
01/01/2013 to 12/31/2013	$10.01604	$12.13798	25,309
01/01/2014 to 12/31/2014	$12.13798	$12.79898	15,325
01/01/2015 to 12/31/2015	$12.79898	$12.69136	93,053
01/01/2016 to 12/31/2016	$12.69136	$13.36031	201,968
01/01/2017 to 12/31/2017	$13.36031	$15.63441	221,992
01/01/2018 to 12/31/2018	$15.63441	$14.46842	278,782
01/01/2019 to 12/31/2019	$14.46842	$17.36278	179,321
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$8.47880	$10.41905	2,949
01/01/2011 to 12/31/2011	$10.41905	$8.96343	2,264
01/01/2012 to 12/31/2012	$8.96343	$10.65604	9,161
01/01/2013 to 12/31/2013	$10.65604	$14.85632	15,705
01/01/2014 to 12/31/2014	$14.85632	$15.43593	19,852
01/01/2015 to 12/31/2015	$15.43593	$15.48715	29,778
01/01/2016 to 12/31/2016	$15.48715	$16.51462	32,216
01/01/2017 to 12/31/2017	$16.51462	$20.87920	46,248
01/01/2018 to 12/31/2018	$20.87920	$18.42985	62,800
01/01/2019 to 12/31/2019	$18.42985	$24.90454	65,318
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.44921	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	819
01/01/2012 to 12/31/2012	$11.82778	$13.13644	5,376
01/01/2013 to 12/31/2013	$13.13644	$17.58113	12,287
01/01/2014 to 12/31/2014	$17.58113	$18.07191	13,769
01/01/2015 to 12/31/2015	$18.07191	$18.03357	12,680
01/01/2016 to 12/31/2016	$18.03357	$20.01168	20,627
01/01/2017 to 12/31/2017	$20.01168	$24.55270	24,216
01/01/2018 to 12/31/2018	$24.55270	$22.26553	15,944
01/01/2019 to 12/31/2019	$22.26553	$28.68509	21,046

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.88037	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	680
01/01/2012 to 12/31/2012	$9.58913	$11.21832	7,416
01/01/2013 to 12/31/2013	$11.21832	$15.26149	17,249
01/01/2014 to 12/31/2014	$15.26149	$15.90635	18,760
01/01/2015 to 12/31/2015	$15.90635	$15.07015	20,694
01/01/2016 to 12/31/2016	$15.07015	$19.27868	20,881
01/01/2017 to 12/31/2017	$19.27868	$20.49063	31,112
01/01/2018 to 12/31/2018	$20.49063	$16.82275	44,188
01/01/2019 to 12/31/2019	$16.82275	$20.31714	38,704
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.76076	$10.52807	33,991
01/01/2011 to 12/31/2011	$10.52807	$10.63067	60,944
01/01/2012 to 12/31/2012	$10.63067	$11.94592	170,982
01/01/2013 to 12/31/2013	$11.94592	$13.81861	463,674
01/01/2014 to 12/31/2014	$13.81861	$14.48626	626,426
01/01/2015 to 12/31/2015	$14.48626	$14.34890	810,547
01/01/2016 to 12/31/2016	$14.34890	$15.27883	843,845
01/01/2017 to 12/31/2017	$15.27883	$17.45860	944,414
01/01/2018 to 12/31/2018	$17.45860	$16.36414	1,089,691
01/01/2019 to 12/31/2019	$16.36414	$19.57926	1,092,615
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95669	$11.20897	3,920
01/01/2011 to 12/31/2011	$11.20897	$10.91000	4,699
01/01/2012 to 12/31/2012	$10.91000	$12.70117	19,767
01/01/2013 to 12/31/2013	$12.70117	$18.11188	40,364
01/01/2014 to 12/31/2014	$18.11188	$19.42910	54,961
01/01/2015 to 12/31/2015	$19.42910	$21.08029	51,404
01/01/2016 to 12/31/2016	$21.08029	$21.43515	65,202
01/01/2017 to 12/31/2017	$21.43515	$29.26401	69,075
01/01/2018 to 12/31/2018	$29.26401	$30.09300	84,325
01/01/2019 to 12/31/2019	$30.09300	$38.20629	75,559
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.66254	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	4,250
01/01/2012 to 12/31/2012	$8.12903	$9.12709	14,114
01/01/2013 to 12/31/2013	$9.12709	$12.16608	25,451
01/01/2014 to 12/31/2014	$12.16608	$12.23327	30,161
01/01/2015 to 12/31/2015	$12.23327	$11.37778	29,175
01/01/2016 to 12/31/2016	$11.37778	$11.95569	29,680
01/01/2017 to 12/31/2017	$11.95569	$13.79697	56,686
01/01/2018 to 12/31/2018	$13.79697	$12.33326	110,849
01/01/2019 to 12/31/2019	$12.33326	$15.38238	310,299
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$10.37662	$12.17409	13,337
01/01/2011 to 12/31/2011	$12.17409	$10.25550	19,083
01/01/2012 to 12/31/2012	$10.25550	$10.52125	16,869
01/01/2013 to 12/31/2013	$10.52125	$12.01930	30,337
01/01/2014 to 12/31/2014	$12.01930	$10.90540	40,792
01/01/2015 to 12/31/2015	$10.90540	$8.71869	53,185
01/01/2016 to 12/31/2016	$8.71869	$10.75741	93,994
01/01/2017 to 12/31/2017	$10.75741	$11.74892	94,161
01/01/2018 to 12/31/2018	$11.74892	$9.69486	85,217
01/01/2019 to 12/31/2019	$9.69486	$11.21779	79,899

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$11.56742	$12.04612	11,386
01/01/2011 to 12/31/2011	$12.04612	$12.41886	12,041
01/01/2012 to 12/31/2012	$12.41886	$12.93840	11,281
01/01/2013 to 12/31/2013	$12.93840	$12.32953	16,494
01/01/2014 to 12/31/2014	$12.32953	$12.27550	29,219
01/01/2015 to 12/31/2015	$12.27550	$11.59268	53,393
01/01/2016 to 12/31/2016	$11.59268	$11.97824	55,376
01/01/2017 to 12/31/2017	$11.97824	$12.10197	88,441
01/01/2018 to 12/31/2018	$12.10197	$12.22110	85,984
01/01/2019 to 12/31/2019	$12.22110	$12.29422	87,762
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.98190	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	972
01/01/2012 to 12/31/2012	$9.96483	$11.68256	7,983
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,233
01/01/2014 to 12/31/2014	$15.31633	$17.43481	8,434
01/01/2015 to 12/31/2015	$17.43481	$16.12146	25,811
01/01/2016 to 12/31/2016	$16.12146	$18.19606	25,555
01/01/2017 to 12/31/2017	$18.19606	$21.35480	27,034
01/01/2018 to 12/31/2018	$21.35480	$17.64836	28,454
01/01/2019 to 12/31/2019	$17.64836	$20.81892	25,271
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.80618	$8.70580	20,325
01/01/2012 to 12/31/2012	$8.70580	$9.56832	21,025
01/01/2013 to 12/31/2013	$9.56832	$11.41596	32,813
01/01/2014 to 12/31/2014	$11.41596	$11.92516	51,705
01/01/2015 to 12/31/2015	$11.92516	$11.73237	76,182
01/01/2016 to 12/31/2016	$11.73237	$12.37437	94,590
01/01/2017 to 12/31/2017	$12.37437	$13.91758	107,900
01/01/2018 to 12/31/2018	$13.91758	$13.09050	100,403
01/01/2019 to 12/31/2019	$13.09050	$15.62487	109,062
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$10.54632	$11.05727	3,593
01/01/2011 to 12/31/2011	$11.05727	$11.60740	6,542
01/01/2012 to 12/31/2012	$11.60740	$12.39484	37,608
01/01/2013 to 12/31/2013	$12.39484	$12.08896	36,684
01/01/2014 to 12/31/2014	$12.08896	$12.83064	48,572
01/01/2015 to 12/31/2015	$12.83064	$12.86080	60,874
01/01/2016 to 12/31/2016	$12.86080	$13.38950	106,795
01/01/2017 to 12/31/2017	$13.38950	$14.09350	107,980
01/01/2018 to 12/31/2018	$14.09350	$13.63727	340,141
01/01/2019 to 12/31/2019	$13.63727	$15.16307	292,253
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96788	$10.81679	30,764,513
01/01/2011 to 12/31/2011	$10.81679	$10.35039	46,928,622
01/01/2012 to 12/31/2012	$10.35039	$11.45280	70,449,167
01/01/2013 to 12/31/2013	$11.45280	$12.38097	71,085,625
01/01/2014 to 12/31/2014	$12.38097	$12.63524	62,751,148
01/01/2015 to 12/31/2015	$12.63524	$12.02065	50,129,170
01/01/2016 to 12/31/2016	$12.02065	$12.56548	44,325,863
01/01/2017 to 12/31/2017	$12.56548	$13.90699	42,749,889
01/01/2018 to 12/31/2018	$13.90699	$12.55718	29,866,210
01/01/2019 to 12/31/2019	$12.55718	$14.32556	24,263,578
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97857	$10.92280	21,103,790
01/01/2011 to 12/31/2011	$10.92280	$10.74947	37,358,515
01/01/2012 to 12/31/2012	$10.74947	$12.00861	75,596,679
01/01/2013 to 12/31/2013	$12.00861	$13.75898	88,858,258
01/01/2014 to 12/31/2014	$13.75898	$14.35121	84,796,370
01/01/2015 to 12/31/2015	$14.35121	$14.22051	78,455,073
01/01/2016 to 12/31/2016	$14.22051	$14.97274	72,091,256
01/01/2017 to 12/31/2017	$14.97274	$17.21021	65,677,574
01/01/2018 to 12/31/2018	$17.21021	$15.92036	56,769,314
01/01/2019 to 12/31/2019	$15.92036	$19.07073	42,277,636
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98765	$10.80894	16,553,746
01/01/2011 to 12/31/2011	$10.80894	$10.43243	26,668,098
01/01/2012 to 12/31/2012	$10.43243	$11.30927	49,521,342
01/01/2013 to 12/31/2013	$11.30927	$12.49992	54,431,945
01/01/2014 to 12/31/2014	$12.49992	$12.91884	51,261,906
01/01/2015 to 12/31/2015	$12.91884	$12.67819	50,089,107
01/01/2016 to 12/31/2016	$12.67819	$13.06319	44,145,617
01/01/2017 to 12/31/2017	$13.06319	$14.92628	40,496,615
01/01/2018 to 12/31/2018	$14.92628	$13.51171	32,965,319
01/01/2019 to 12/31/2019	$13.51171	$15.67908	25,153,343
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98884	$10.77509	27,529,956
01/01/2011 to 12/31/2011	$10.77509	$10.46346	41,400,310
01/01/2012 to 12/31/2012	$10.46346	$11.56847	68,877,378
01/01/2013 to 12/31/2013	$11.56847	$13.37861	77,143,446
01/01/2014 to 12/31/2014	$13.37861	$14.00897	73,290,617
01/01/2015 to 12/31/2015	$14.00897	$13.83639	67,635,505
01/01/2016 to 12/31/2016	$13.83639	$14.45833	63,123,274
01/01/2017 to 12/31/2017	$14.45833	$16.33176	57,244,982
01/01/2018 to 12/31/2018	$16.33176	$15.26060	50,109,786
01/01/2019 to 12/31/2019	$15.26060	$17.91403	34,101,549

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99859	$9.16386	8,260,503
01/01/2012 to 12/31/2012	$9.16386	$10.07935	23,775,710
01/01/2013 to 12/31/2013	$10.07935	$10.98344	28,048,615
01/01/2014 to 12/31/2014	$10.98344	$11.32538	27,073,868
01/01/2015 to 12/31/2015	$11.32538	$10.79877	25,304,288
01/01/2016 to 12/31/2016	$10.79877	$11.35441	22,453,723
01/01/2017 to 12/31/2017	$11.35441	$12.56963	20,417,288
01/01/2018 to 12/31/2018	$12.56963	$11.70267	17,027,887
01/01/2019 to 12/31/2019	$11.70267	$13.53080	15,502,834
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00802	$10.10254	1,452,999
01/01/2011 to 12/31/2011	$10.10254	$10.15429	3,620,347
01/01/2012 to 12/31/2012	$10.15429	$10.44990	4,767,262
01/01/2013 to 12/31/2013	$10.44990	$10.04888	4,000,530
01/01/2014 to 12/31/2014	$10.04888	$9.86856	3,366,645
01/01/2015 to 12/31/2015	$9.86856	$9.74767	2,796,445
01/01/2016 to 12/31/2016	$9.74767	$9.73899	2,844,486
01/01/2017 to 12/31/2017	$9.73899	$9.73689	2,730,213
01/01/2018 to 12/31/2018	$9.73689	$9.64202	2,417,606
01/01/2019 to 12/31/2019	$9.64202	$9.91609	2,039,541
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00694	$10.37575	16,233,285
01/01/2011 to 12/31/2011	$10.37575	$10.52377	25,947,306
01/01/2012 to 12/31/2012	$10.52377	$11.30899	44,755,155
01/01/2013 to 12/31/2013	$11.30899	$10.91248	43,338,696
01/01/2014 to 12/31/2014	$10.91248	$11.18082	38,181,068
01/01/2015 to 12/31/2015	$11.18082	$10.75911	30,832,783
01/01/2016 to 12/31/2016	$10.75911	$11.02373	28,526,298
01/01/2017 to 12/31/2017	$11.02373	$11.30952	29,452,405
01/01/2018 to 12/31/2018	$11.30952	$11.04287	23,900,601
01/01/2019 to 12/31/2019	$11.04287	$11.85658	18,047,283
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97776	$10.85587	30,971,093
01/01/2011 to 12/31/2011	$10.85587	$10.41265	38,111,848
01/01/2012 to 12/31/2012	$10.41265	$11.63998	66,008,218
01/01/2013 to 12/31/2013	$11.63998	$14.03724	84,507,125
01/01/2014 to 12/31/2014	$14.03724	$14.76392	87,966,359
01/01/2015 to 12/31/2015	$14.76392	$14.59043	87,025,183
01/01/2016 to 12/31/2016	$14.59043	$15.32348	83,042,914
01/01/2017 to 12/31/2017	$15.32348	$17.75860	80,458,358
01/01/2018 to 12/31/2018	$17.75860	$16.36972	72,119,795
01/01/2019 to 12/31/2019	$16.36972	$19.67149	47,901,027
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99859	$11.65792	336,717
01/01/2014 to 12/31/2014	$11.65792	$13.01934	1,309,987
01/01/2015 to 12/31/2015	$13.01934	$12.34092	1,028,181
01/01/2016 to 12/31/2016	$12.34092	$13.93842	1,906,186
01/01/2017 to 12/31/2017	$13.93842	$16.22383	1,878,728
01/01/2018 to 12/31/2018	$16.22383	$15.18667	1,391,543
01/01/2019 to 12/31/2019	$15.18667	$19.56111	1,230,387

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97026	$11.56952	460,733
01/01/2011 to 12/31/2011	$11.56952	$10.80000	635,517
01/01/2012 to 12/31/2012	$10.80000	$13.46178	1,395,693
01/01/2013 to 12/31/2013	$13.46178	$13.80828	1,437,786
01/01/2014 to 12/31/2014	$13.80828	$15.46350	1,380,437
01/01/2015 to 12/31/2015	$15.46350	$15.18706	1,090,582
01/01/2016 to 12/31/2016	$15.18706	$15.06308	992,672
01/01/2017 to 12/31/2017	$15.06308	$16.41971	949,199
01/01/2018 to 12/31/2018	$16.41971	$15.37900	719,921
01/01/2019 to 12/31/2019	$15.37900	$18.91609	573,035
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95998	$11.81048	770,699
01/01/2011 to 12/31/2011	$11.81048	$12.37513	1,281,208
01/01/2012 to 12/31/2012	$12.37513	$14.03150	2,740,152
01/01/2013 to 12/31/2013	$14.03150	$14.22509	2,865,102
01/01/2014 to 12/31/2014	$14.22509	$18.30603	2,837,659
01/01/2015 to 12/31/2015	$18.30603	$18.86651	2,434,145
01/01/2016 to 12/31/2016	$18.86651	$19.43959	2,269,115
01/01/2017 to 12/31/2017	$19.43959	$20.30351	2,114,421
01/01/2018 to 12/31/2018	$20.30351	$19.00764	1,733,464
01/01/2019 to 12/31/2019	$19.00764	$24.51733	1,287,047
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97607	$11.03811	13,914,602
01/01/2011 to 12/31/2011	$11.03811	$10.68755	23,859,930
01/01/2012 to 12/31/2012	$10.68755	$11.62294	43,554,173
01/01/2013 to 12/31/2013	$11.62294	$13.11185	47,882,805
01/01/2014 to 12/31/2014	$13.11185	$13.29515	44,761,617
01/01/2015 to 12/31/2015	$13.29515	$13.19866	41,819,391
01/01/2016 to 12/31/2016	$13.19866	$13.52663	38,541,926
01/01/2017 to 12/31/2017	$13.52663	$15.48760	35,402,611
01/01/2018 to 12/31/2018	$15.48760	$14.04390	29,813,674
01/01/2019 to 12/31/2019	$14.04390	$16.56641	22,377,930
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98833	$10.72450	13,413,172
01/01/2011 to 12/31/2011	$10.72450	$10.48895	22,240,645
01/01/2012 to 12/31/2012	$10.48895	$11.35484	36,688,340
01/01/2013 to 12/31/2013	$11.35484	$12.25810	35,475,781
01/01/2014 to 12/31/2014	$12.25810	$12.53666	31,515,786
01/01/2015 to 12/31/2015	$12.53666	$12.21154	26,258,746
01/01/2016 to 12/31/2016	$12.21154	$12.63533	23,469,945
01/01/2017 to 12/31/2017	$12.63533	$13.94676	23,782,580
01/01/2018 to 12/31/2018	$13.94676	$12.74086	17,530,382
01/01/2019 to 12/31/2019	$12.74086	$14.53093	14,143,470
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96522	$11.51535	1,228,729
01/01/2011 to 12/31/2011	$11.51535	$11.46720	2,008,504
01/01/2012 to 12/31/2012	$11.46720	$13.04056	3,461,992
01/01/2013 to 12/31/2013	$13.04056	$17.79423	4,065,631
01/01/2014 to 12/31/2014	$17.79423	$18.75080	3,856,201
01/01/2015 to 12/31/2015	$18.75080	$17.41934	3,458,817
01/01/2016 to 12/31/2016	$17.41934	$21.28695	3,085,634
01/01/2017 to 12/31/2017	$21.28695	$23.47651	2,913,056
01/01/2018 to 12/31/2018	$23.47651	$19.82980	2,369,833
01/01/2019 to 12/31/2019	$19.82980	$23.90516	1,797,566

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99860	$9.86455	1,756,415
01/01/2011 to 12/31/2011	$9.86455	$9.69934	4,378,576
01/01/2012 to 12/31/2012	$9.69934	$9.53456	5,179,661
01/01/2013 to 12/31/2013	$9.53456	$9.37256	5,117,282
01/01/2014 to 12/31/2014	$9.37256	$9.21312	4,480,598
01/01/2015 to 12/31/2015	$9.21312	$9.05630	4,671,377
01/01/2016 to 12/31/2016	$9.05630	$8.90287	4,230,442
01/01/2017 to 12/31/2017	$8.90287	$8.78170	2,725,998
01/01/2018 to 12/31/2018	$8.78170	$8.74388	2,354,714
01/01/2019 to 12/31/2019	$8.74388	$8.74054	1,703,965
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98457	$10.78613	1,300,745
01/01/2011 to 12/31/2011	$10.78613	$10.93950	2,241,709
01/01/2012 to 12/31/2012	$10.93950	$12.24527	4,241,328
01/01/2013 to 12/31/2013	$12.24527	$12.90148	4,190,136
01/01/2014 to 12/31/2014	$12.90148	$13.00657	3,840,698
01/01/2015 to 12/31/2015	$13.00657	$12.32988	3,187,963
01/01/2016 to 12/31/2016	$12.32988	$13.98689	2,889,374
01/01/2017 to 12/31/2017	$13.98689	$14.77713	2,738,809
01/01/2018 to 12/31/2018	$14.77713	$14.23609	2,089,712
01/01/2019 to 12/31/2019	$14.23609	$16.13509	1,668,981
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99058	$10.64194	445,909
01/01/2011 to 12/31/2011	$10.64194	$10.02358	821,379
01/01/2012 to 12/31/2012	$10.02358	$11.51676	1,127,961
01/01/2013 to 12/31/2013	$11.51676	$15.83369	2,301,648
01/01/2014 to 12/31/2014	$15.83369	$17.70414	2,370,597
01/01/2015 to 12/31/2015	$17.70414	$16.03948	2,085,611
01/01/2016 to 12/31/2016	$16.03948	$18.90299	2,209,931
01/01/2017 to 12/31/2017	$18.90299	$22.14901	2,080,677
01/01/2018 to 12/31/2018	$22.14901	$18.68940	1,765,510
01/01/2019 to 12/31/2019	$18.68940	$23.79572	1,345,823
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92942	$11.28154	747,119
01/01/2011 to 12/31/2011	$11.28154	$9.65674	913,382
01/01/2012 to 12/31/2012	$9.65674	$11.42561	1,319,535
01/01/2013 to 12/31/2013	$11.42561	$13.37174	1,714,306
01/01/2014 to 12/31/2014	$13.37174	$12.41833	1,640,194
01/01/2015 to 12/31/2015	$12.41833	$12.59154	1,679,503
01/01/2016 to 12/31/2016	$12.59154	$11.91034	1,456,586
01/01/2017 to 12/31/2017	$11.91034	$15.85623	1,678,247
01/01/2018 to 12/31/2018	$15.85623	$13.50753	1,681,168
01/01/2019 to 12/31/2019	$13.50753	$17.54167	1,166,144
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92929	$10.81917	645,449
01/01/2011 to 12/31/2011	$10.81917	$9.30077	1,102,604
01/01/2012 to 12/31/2012	$9.30077	$10.66713	1,624,672
01/01/2013 to 12/31/2013	$10.66713	$12.52710	1,934,536
01/01/2014 to 12/31/2014	$12.52710	$11.48863	1,955,111
01/01/2015 to 12/31/2015	$11.48863	$11.38567	1,747,401
01/01/2016 to 12/31/2016	$11.38567	$11.25750	1,609,850
01/01/2017 to 12/31/2017	$11.25750	$13.59125	1,522,808
01/01/2018 to 12/31/2018	$13.59125	$11.20328	1,334,637
01/01/2019 to 12/31/2019	$11.20328	$13.21797	1,004,367

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00682	$10.62325	11,936
01/01/2011 to 12/31/2011	$10.62325	$11.74255	157,644,524
01/01/2012 to 12/31/2012	$11.74255	$12.62792	61,798,781
01/01/2013 to 12/31/2013	$12.62792	$12.01813	9,195,374
01/01/2014 to 12/31/2014	$12.01813	$12.60885	11,182,798
01/01/2015 to 12/31/2015	$12.60885	$12.53986	46,805,834
01/01/2016 to 12/31/2016	$12.53986	$12.84539	48,130,147
01/01/2017 to 12/31/2017	$12.84539	$13.17217	17,957,908
01/01/2018 to 12/31/2018	$13.17217	$12.91259	86,803,815
01/01/2019 to 12/31/2019	$12.91259	$14.11864	12,509,050
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97683	$10.89582	11,663,970
01/01/2011 to 12/31/2011	$10.89582	$10.64989	19,028,558
01/01/2012 to 12/31/2012	$10.64989	$11.89058	33,819,857
01/01/2013 to 12/31/2013	$11.89058	$13.59163	38,221,077
01/01/2014 to 12/31/2014	$13.59163	$14.21092	35,730,256
01/01/2015 to 12/31/2015	$14.21092	$13.82301	32,177,202
01/01/2016 to 12/31/2016	$13.82301	$14.29747	29,228,621
01/01/2017 to 12/31/2017	$14.29747	$16.43814	27,907,896
01/01/2018 to 12/31/2018	$16.43814	$14.96609	23,001,928
01/01/2019 to 12/31/2019	$14.96609	$17.57027	17,542,648
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92194	$10.58075	1,222,927
01/01/2011 to 12/31/2011	$10.58075	$9.44941	1,765,458
01/01/2012 to 12/31/2012	$9.44941	$11.32357	3,027,903
01/01/2013 to 12/31/2013	$11.32357	$12.84095	3,720,797
01/01/2014 to 12/31/2014	$12.84095	$11.81920	3,911,787
01/01/2015 to 12/31/2015	$11.81920	$11.29350	3,749,675
01/01/2016 to 12/31/2016	$11.29350	$11.31638	3,520,794
01/01/2017 to 12/31/2017	$11.31638	$14.42099	3,688,390
01/01/2018 to 12/31/2018	$14.42099	$11.69830	3,339,841
01/01/2019 to 12/31/2019	$11.69830	$14.62997	2,435,459
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.61090	7,494,738
01/01/2011 to 12/31/2011	$10.61090	$10.45511	12,799,949
01/01/2012 to 12/31/2012	$10.45511	$11.37878	23,748,760
01/01/2013 to 12/31/2013	$11.37878	$12.41936	25,386,459
01/01/2014 to 12/31/2014	$12.41936	$12.87340	23,635,959
01/01/2015 to 12/31/2015	$12.87340	$12.63141	20,636,012
01/01/2016 to 12/31/2016	$12.63141	$12.89370	18,563,931
01/01/2017 to 12/31/2017	$12.89370	$14.21409	16,687,853
01/01/2018 to 12/31/2018	$14.21409	$13.25491	13,476,965
01/01/2019 to 12/31/2019	$13.25491	$14.93307	10,126,259
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97144	$10.80010	369,555
01/01/2011 to 12/31/2011	$10.80010	$10.68707	715,742
01/01/2012 to 12/31/2012	$10.68707	$12.10062	1,591,115
01/01/2013 to 12/31/2013	$12.10062	$16.23595	1,685,805
01/01/2014 to 12/31/2014	$16.23595	$17.47681	1,688,713
01/01/2015 to 12/31/2015	$17.47681	$19.00666	1,904,219
01/01/2016 to 12/31/2016	$19.00666	$18.41062	1,651,353
01/01/2017 to 12/31/2017	$18.41062	$24.58319	1,840,046
01/01/2018 to 12/31/2018	$24.58319	$23.77369	1,523,849
01/01/2019 to 12/31/2019	$23.77369	$30.98873	1,071,909

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99269	$11.33042	1,208,214
01/01/2011 to 12/31/2011	$11.33042	$11.03643	1,826,589
01/01/2012 to 12/31/2012	$11.03643	$12.17932	3,123,857
01/01/2013 to 12/31/2013	$12.17932	$16.35559	3,430,819
01/01/2014 to 12/31/2014	$16.35559	$17.78012	4,952,671
01/01/2015 to 12/31/2015	$17.78012	$19.23816	3,824,487
01/01/2016 to 12/31/2016	$19.23816	$19.96645	3,810,883
01/01/2017 to 12/31/2017	$19.96645	$26.10322	3,323,138
01/01/2018 to 12/31/2018	$26.10322	$24.96747	2,596,443
01/01/2019 to 12/31/2019	$24.96747	$32.30614	1,811,137
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98772	$10.91885	986,150
01/01/2011 to 12/31/2011	$10.91885	$10.39724	1,850,604
01/01/2012 to 12/31/2012	$10.39724	$12.57884	3,476,370
01/01/2013 to 12/31/2013	$12.57884	$15.78207	4,515,744
01/01/2014 to 12/31/2014	$15.78207	$16.07701	4,646,735
01/01/2015 to 12/31/2015	$16.07701	$15.57213	4,478,711
01/01/2016 to 12/31/2016	$15.57213	$16.39662	4,284,916
01/01/2017 to 12/31/2017	$16.39662	$19.96144	4,217,283
01/01/2018 to 12/31/2018	$19.96144	$17.74598	3,629,543
01/01/2019 to 12/31/2019	$17.74598	$22.67027	2,459,456
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99859	$10.32013	4,825,886
01/01/2013 to 12/31/2013	$10.32013	$12.06359	7,905,484
01/01/2014 to 12/31/2014	$12.06359	$12.46788	7,723,394
01/01/2015 to 12/31/2015	$12.46788	$12.10372	6,792,276
01/01/2016 to 12/31/2016	$12.10372	$12.41263	5,833,067
01/01/2017 to 12/31/2017	$12.41263	$14.21470	5,515,899
01/01/2018 to 12/31/2018	$14.21470	$12.81561	4,669,223
01/01/2019 to 12/31/2019	$12.81561	$15.46538	4,266,304
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.89440	383,418
01/01/2011 to 12/31/2011	$10.89440	$10.64578	587,566
01/01/2012 to 12/31/2012	$10.64578	$12.25234	1,220,831
01/01/2013 to 12/31/2013	$12.25234	$16.46513	1,461,440
01/01/2014 to 12/31/2014	$16.46513	$17.59506	1,307,176
01/01/2015 to 12/31/2015	$17.59506	$18.54623	1,170,609
01/01/2016 to 12/31/2016	$18.54623	$18.58005	1,165,777
01/01/2017 to 12/31/2017	$18.58005	$23.87390	1,128,472
01/01/2018 to 12/31/2018	$23.87390	$23.97043	1,091,150
01/01/2019 to 12/31/2019	$23.97043	$32.46495	879,233
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99859	$10.19489	13,864
01/01/2013 to 12/31/2013	$10.19489	$13.47958	256,143
01/01/2014 to 12/31/2014	$13.47958	$14.60434	439,378
01/01/2015 to 12/31/2015	$14.60434	$14.25237	732,691
01/01/2016 to 12/31/2016	$14.25237	$15.89439	1,378,642
01/01/2017 to 12/31/2017	$15.89439	$18.33417	1,728,242
01/01/2018 to 12/31/2018	$18.33417	$16.19161	1,430,226
01/01/2019 to 12/31/2019	$16.19161	$20.58742	1,312,121

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01991	$11.44014	1,392,125
01/01/2011 to 12/31/2011	$11.44014	$10.91114	1,843,266
01/01/2012 to 12/31/2012	$10.91114	$12.82923	3,548,651
01/01/2013 to 12/31/2013	$12.82923	$16.67092	4,014,907
01/01/2014 to 12/31/2014	$16.67092	$18.27663	3,480,984
01/01/2015 to 12/31/2015	$18.27663	$16.94451	6,106,619
01/01/2016 to 12/31/2016	$16.94451	$16.93108	5,453,059
01/01/2017 to 12/31/2017	$16.93108	$21.15309	5,127,763
01/01/2018 to 12/31/2018	$21.15309	$19.88736	4,359,441
01/01/2019 to 12/31/2019	$19.88736	$25.44449	3,189,278
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99114	$11.25860	962,132
01/01/2011 to 12/31/2011	$11.25860	$10.79250	1,541,843
01/01/2012 to 12/31/2012	$10.79250	$12.42576	2,559,321
01/01/2013 to 12/31/2013	$12.42576	$17.34560	3,361,108
01/01/2014 to 12/31/2014	$17.34560	$19.48059	3,280,259
01/01/2015 to 12/31/2015	$19.48059	$18.06995	3,049,764
01/01/2016 to 12/31/2016	$18.06995	$21.00158	3,223,522
01/01/2017 to 12/31/2017	$21.00158	$23.49230	3,165,223
01/01/2018 to 12/31/2018	$23.49230	$19.29382	2,605,211
01/01/2019 to 12/31/2019	$19.29382	$22.95158	2,041,566
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93907	$11.70034	2,484,727
01/01/2011 to 12/31/2011	$11.70034	$9.17013	3,419,207
01/01/2012 to 12/31/2012	$9.17013	$10.63028	5,634,697
01/01/2013 to 12/31/2013	$10.63028	$10.47283	6,285,593
01/01/2014 to 12/31/2014	$10.47283	$9.81275	5,997,131
01/01/2015 to 12/31/2015	$9.81275	$8.03245	5,252,854
01/01/2016 to 12/31/2016	$8.03245	$8.87224	5,025,014
01/01/2017 to 12/31/2017	$8.87224	$11.02238	5,398,469
01/01/2018 to 12/31/2018	$11.02238	$9.31206	4,289,304
01/01/2019 to 12/31/2019	$9.31206	$10.37566	3,223,652
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98956	$10.61981	19,097,676
01/01/2011 to 12/31/2011	$10.61981	$10.54353	35,425,896
01/01/2012 to 12/31/2012	$10.54353	$11.43927	61,697,638
01/01/2013 to 12/31/2013	$11.43927	$12.28073	59,881,764
01/01/2014 to 12/31/2014	$12.28073	$12.76916	55,142,183
01/01/2015 to 12/31/2015	$12.76916	$12.57011	50,440,583
01/01/2016 to 12/31/2016	$12.57011	$13.03960	44,590,686
01/01/2017 to 12/31/2017	$13.03960	$14.11702	40,904,452
01/01/2018 to 12/31/2018	$14.11702	$13.48165	34,477,792
01/01/2019 to 12/31/2019	$13.48165	$15.20591	25,646,358
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01851	$10.06978	272,121
01/01/2012 to 12/31/2012	$10.06978	$10.60206	2,785,266
01/01/2013 to 12/31/2013	$10.60206	$10.18071	1,948,139
01/01/2014 to 12/31/2014	$10.18071	$10.61419	2,751,178
01/01/2015 to 12/31/2015	$10.61419	$10.40575	3,171,296
01/01/2016 to 12/31/2016	$10.40575	$10.65976	3,789,896
01/01/2017 to 12/31/2017	$10.65976	$11.07321	4,032,667
01/01/2018 to 12/31/2018	$11.07321	$10.79547	3,912,650
01/01/2019 to 12/31/2019	$10.79547	$11.64706	3,562,431

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96359	$11.53321	18,771,323
01/01/2011 to 12/31/2011	$11.53321	$10.63290	27,741,061
01/01/2012 to 12/31/2012	$10.63290	$11.80236	53,001,698
01/01/2013 to 12/31/2013	$11.80236	$13.57707	60,829,221
01/01/2014 to 12/31/2014	$13.57707	$14.57389	61,007,482
01/01/2015 to 12/31/2015	$14.57389	$14.23837	99,241,581
01/01/2016 to 12/31/2016	$14.23837	$15.40973	92,514,725
01/01/2017 to 12/31/2017	$15.40973	$17.58685	154,281,993
01/01/2018 to 12/31/2018	$17.58685	$15.97319	124,851,709
01/01/2019 to 12/31/2019	$15.97319	$18.71306	92,737,612
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.91439	247,126
01/01/2011 to 12/31/2011	$10.91439	$11.10006	545,381
01/01/2012 to 12/31/2012	$11.10006	$12.96275	1,354,854
01/01/2013 to 12/31/2013	$12.96275	$16.87460	1,736,116
01/01/2014 to 12/31/2014	$16.87460	$19.44302	2,389,247
01/01/2015 to 12/31/2015	$19.44302	$19.70100	2,233,073
01/01/2016 to 12/31/2016	$19.70100	$22.24202	2,418,798
01/01/2017 to 12/31/2017	$22.24202	$26.73003	2,185,810
01/01/2018 to 12/31/2018	$26.73003	$24.11431	1,835,837
01/01/2019 to 12/31/2019	$24.11431	$29.50389	1,260,546
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.89689	4,804,905
01/01/2012 to 12/31/2012	$8.89689	$9.89612	11,166,035
01/01/2013 to 12/31/2013	$9.89612	$11.90675	14,502,005
01/01/2014 to 12/31/2014	$11.90675	$12.46527	15,393,481
01/01/2015 to 12/31/2015	$12.46527	$12.27176	15,395,716
01/01/2016 to 12/31/2016	$12.27176	$12.82623	13,796,952
01/01/2017 to 12/31/2017	$12.82623	$14.90233	11,736,301
01/01/2018 to 12/31/2018	$14.90233	$13.69146	10,284,715
01/01/2019 to 12/31/2019	$13.69146	$16.31266	5,710,779
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97192	$12.18384	426,864
01/01/2011 to 12/31/2011	$12.18384	$10.40658	1,042,929
01/01/2012 to 12/31/2012	$10.40658	$12.28287	1,809,244
01/01/2013 to 12/31/2013	$12.28287	$17.00181	2,082,691
01/01/2014 to 12/31/2014	$17.00181	$17.53857	1,979,401
01/01/2015 to 12/31/2015	$17.53857	$17.47055	1,642,461
01/01/2016 to 12/31/2016	$17.47055	$18.49644	1,417,333
01/01/2017 to 12/31/2017	$18.49644	$23.21770	1,317,676
01/01/2018 to 12/31/2018	$23.21770	$20.34619	1,160,056
01/01/2019 to 12/31/2019	$20.34619	$27.29708	850,294
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96097	$12.64476	546,119
01/01/2011 to 12/31/2011	$12.64476	$12.30830	1,033,660
01/01/2012 to 12/31/2012	$12.30830	$13.57203	1,888,934
01/01/2013 to 12/31/2013	$13.57203	$18.03404	2,492,070
01/01/2014 to 12/31/2014	$18.03404	$18.40461	2,220,904
01/01/2015 to 12/31/2015	$18.40461	$18.23393	2,156,397
01/01/2016 to 12/31/2016	$18.23393	$20.08921	2,167,372
01/01/2017 to 12/31/2017	$20.08921	$24.47172	1,957,445
01/01/2018 to 12/31/2018	$24.47172	$22.03199	1,809,047
01/01/2019 to 12/31/2019	$22.03199	$28.18087	1,473,214

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96440	$11.49200	373,436
01/01/2011 to 12/31/2011	$11.49200	$10.62167	635,080
01/01/2012 to 12/31/2012	$10.62167	$12.33695	1,206,539
01/01/2013 to 12/31/2013	$12.33695	$16.66308	1,462,253
01/01/2014 to 12/31/2014	$16.66308	$17.24268	1,357,357
01/01/2015 to 12/31/2015	$17.24268	$16.21902	1,080,324
01/01/2016 to 12/31/2016	$16.21902	$20.60010	1,400,633
01/01/2017 to 12/31/2017	$20.60010	$21.73867	1,234,746
01/01/2018 to 12/31/2018	$21.73867	$17.71857	944,162
01/01/2019 to 12/31/2019	$17.71857	$21.24564	799,223
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99229	$10.71605	24,269,579
01/01/2011 to 12/31/2011	$10.71605	$10.74314	44,365,420
01/01/2012 to 12/31/2012	$10.74314	$11.98557	92,816,256
01/01/2013 to 12/31/2013	$11.98557	$13.76509	111,094,453
01/01/2014 to 12/31/2014	$13.76509	$14.32668	107,422,146
01/01/2015 to 12/31/2015	$14.32668	$14.08904	135,986,861
01/01/2016 to 12/31/2016	$14.08904	$14.89482	125,611,954
01/01/2017 to 12/31/2017	$14.89482	$16.89832	116,327,275
01/01/2018 to 12/31/2018	$16.89832	$15.72480	100,366,610
01/01/2019 to 12/31/2019	$15.72480	$18.67952	75,453,763
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97117	$11.16117	1,886,107
01/01/2011 to 12/31/2011	$11.16117	$10.78581	3,234,502
01/01/2012 to 12/31/2012	$10.78581	$12.46639	6,730,374
01/01/2013 to 12/31/2013	$12.46639	$17.64982	7,755,997
01/01/2014 to 12/31/2014	$17.64982	$18.79769	8,100,535
01/01/2015 to 12/31/2015	$18.79769	$20.24900	7,341,629
01/01/2016 to 12/31/2016	$20.24900	$20.44263	6,445,719
01/01/2017 to 12/31/2017	$20.44263	$27.70961	6,167,260
01/01/2018 to 12/31/2018	$27.70961	$28.28909	5,600,759
01/01/2019 to 12/31/2019	$28.28909	$35.65861	4,067,899
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98620	$10.69150	120,198
01/01/2011 to 12/31/2011	$10.69150	$10.45834	772,322
01/01/2012 to 12/31/2012	$10.45834	$11.65803	2,127,026
01/01/2013 to 12/31/2013	$11.65803	$15.42829	2,133,134
01/01/2014 to 12/31/2014	$15.42829	$15.40233	2,019,297
01/01/2015 to 12/31/2015	$15.40233	$14.22243	1,674,209
01/01/2016 to 12/31/2016	$14.22243	$14.83806	1,521,862
01/01/2017 to 12/31/2017	$14.83806	$17.00087	1,487,779
01/01/2018 to 12/31/2018	$17.00087	$15.08768	1,436,345
01/01/2019 to 12/31/2019	$15.08768	$18.68276	4,985,255
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85984	$11.50158	2,083,250
01/01/2011 to 12/31/2011	$11.50158	$9.61963	3,652,343
01/01/2012 to 12/31/2012	$9.61963	$9.79779	6,128,268
01/01/2013 to 12/31/2013	$9.79779	$11.11270	5,639,099
01/01/2014 to 12/31/2014	$11.11270	$10.01041	5,529,020
01/01/2015 to 12/31/2015	$10.01041	$7.94568	4,623,098
01/01/2016 to 12/31/2016	$7.94568	$9.73362	4,360,519
01/01/2017 to 12/31/2017	$9.73362	$10.55477	4,299,192
01/01/2018 to 12/31/2018	$10.55477	$8.64662	3,118,714
01/01/2019 to 12/31/2019	$8.64662	$9.93334	2,930,724

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98028	$10.33385	1,336,731
01/01/2011 to 12/31/2011	$10.33385	$10.57749	2,293,269
01/01/2012 to 12/31/2012	$10.57749	$10.94077	3,419,652
01/01/2013 to 12/31/2013	$10.94077	$10.35114	3,437,860
01/01/2014 to 12/31/2014	$10.35114	$10.23181	3,301,458
01/01/2015 to 12/31/2015	$10.23181	$9.59352	2,649,589
01/01/2016 to 12/31/2016	$9.59352	$9.84178	2,363,771
01/01/2017 to 12/31/2017	$9.84178	$9.87243	2,655,649
01/01/2018 to 12/31/2018	$9.87243	$9.89771	1,995,363
01/01/2019 to 12/31/2019	$9.89771	$9.88552	1,708,579
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98885	$11.52646	408,851
01/01/2011 to 12/31/2011	$11.52646	$10.93968	738,315
01/01/2012 to 12/31/2012	$10.93968	$12.73323	1,339,734
01/01/2013 to 12/31/2013	$12.73323	$16.57418	1,523,954
01/01/2014 to 12/31/2014	$16.57418	$18.73137	1,328,903
01/01/2015 to 12/31/2015	$18.73137	$17.19612	1,111,249
01/01/2016 to 12/31/2016	$17.19612	$19.27023	1,182,512
01/01/2017 to 12/31/2017	$19.27023	$22.45389	1,005,197
01/01/2018 to 12/31/2018	$22.45389	$18.42270	832,514
01/01/2019 to 12/31/2019	$18.42270	$21.57673	663,061
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.83435	4,284,929
01/01/2012 to 12/31/2012	$8.83435	$9.63986	13,644,816
01/01/2013 to 12/31/2013	$9.63986	$11.41894	24,369,833
01/01/2014 to 12/31/2014	$11.41894	$11.84282	25,627,375
01/01/2015 to 12/31/2015	$11.84282	$11.56788	22,842,613
01/01/2016 to 12/31/2016	$11.56788	$12.11360	20,178,757
01/01/2017 to 12/31/2017	$12.11360	$13.52694	18,369,022
01/01/2018 to 12/31/2018	$13.52694	$12.63128	14,364,879
01/01/2019 to 12/31/2019	$12.63128	$14.96871	12,086,271
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.42309	2,739,117
01/01/2011 to 12/31/2011	$10.42309	$10.86347	5,381,783
01/01/2012 to 12/31/2012	$10.86347	$11.51711	8,850,479
01/01/2013 to 12/31/2013	$11.51711	$11.15231	9,405,233
01/01/2014 to 12/31/2014	$11.15231	$11.75168	11,611,010
01/01/2015 to 12/31/2015	$11.75168	$11.69480	11,851,082
01/01/2016 to 12/31/2016	$11.69480	$12.08851	12,324,766
01/01/2017 to 12/31/2017	$12.08851	$12.63316	12,865,557
01/01/2018 to 12/31/2018	$12.63316	$12.13609	17,296,836
01/01/2019 to 12/31/2019	$12.13609	$13.39734	13,285,457
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96772	$10.79905	1,743,251
01/01/2011 to 12/31/2011	$10.79905	$10.31246	1,142,236
01/01/2012 to 12/31/2012	$10.31246	$11.38762	1,043,289
01/01/2013 to 12/31/2013	$11.38762	$12.28555	3,227,468
01/01/2014 to 12/31/2014	$12.28555	$12.51236	5,131,599
01/01/2015 to 12/31/2015	$12.51236	$11.87950	5,394,130
01/01/2016 to 12/31/2016	$11.87950	$12.39266	4,995,997
01/01/2017 to 12/31/2017	$12.39266	$13.68793	4,789,326
01/01/2018 to 12/31/2018	$13.68793	$12.33410	3,059,729
01/01/2019 to 12/31/2019	$12.33410	$14.04247	3,404,343
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97840	$10.90484	1,550,655
01/01/2011 to 12/31/2011	$10.90484	$10.71003	1,014,136
01/01/2012 to 12/31/2012	$10.71003	$11.94022	940,046
01/01/2013 to 12/31/2013	$11.94022	$13.65281	8,776,850
01/01/2014 to 12/31/2014	$13.65281	$14.21155	15,133,242
01/01/2015 to 12/31/2015	$14.21155	$14.05353	16,604,499
01/01/2016 to 12/31/2016	$14.05353	$14.76693	16,150,538
01/01/2017 to 12/31/2017	$14.76693	$16.93929	15,223,106
01/01/2018 to 12/31/2018	$16.93929	$15.63766	11,766,303
01/01/2019 to 12/31/2019	$15.63766	$18.69395	11,370,627
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98748	$10.79117	1,096,364
01/01/2011 to 12/31/2011	$10.79117	$10.39420	748,467
01/01/2012 to 12/31/2012	$10.39420	$11.24487	622,521
01/01/2013 to 12/31/2013	$11.24487	$12.40346	5,381,115
01/01/2014 to 12/31/2014	$12.40346	$12.79317	9,569,238
01/01/2015 to 12/31/2015	$12.79317	$12.52933	19,382,980
01/01/2016 to 12/31/2016	$12.52933	$12.88360	17,962,369
01/01/2017 to 12/31/2017	$12.88360	$14.69123	17,223,934
01/01/2018 to 12/31/2018	$14.69123	$13.27175	12,262,557
01/01/2019 to 12/31/2019	$13.27175	$15.36938	12,495,896
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98868	$10.75742	2,440,355
01/01/2011 to 12/31/2011	$10.75742	$10.42508	1,626,665
01/01/2012 to 12/31/2012	$10.42508	$11.50261	1,428,586
01/01/2013 to 12/31/2013	$11.50261	$13.27553	7,641,288
01/01/2014 to 12/31/2014	$13.27553	$13.87277	14,041,270
01/01/2015 to 12/31/2015	$13.87277	$13.67396	16,322,116
01/01/2016 to 12/31/2016	$13.67396	$14.25960	16,212,808
01/01/2017 to 12/31/2017	$14.25960	$16.07475	15,021,281
01/01/2018 to 12/31/2018	$16.07475	$14.98965	12,145,264
01/01/2019 to 12/31/2019	$14.98965	$17.56017	11,711,949

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99842	$9.15128	23,571
01/01/2012 to 12/31/2012	$9.15128	$10.04504	39,352
01/01/2013 to 12/31/2013	$10.04504	$10.92367	3,781,890
01/01/2014 to 12/31/2014	$10.92367	$11.24074	6,748,218
01/01/2015 to 12/31/2015	$11.24074	$10.69626	8,023,735
01/01/2016 to 12/31/2016	$10.69626	$11.22383	7,825,676
01/01/2017 to 12/31/2017	$11.22383	$12.39979	7,355,566
01/01/2018 to 12/31/2018	$12.39979	$11.52080	5,177,825
01/01/2019 to 12/31/2019	$11.52080	$13.29333	5,277,807
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00785	$10.08594	63,335
01/01/2011 to 12/31/2011	$10.08594	$10.11721	41,385
01/01/2012 to 12/31/2012	$10.11721	$10.39081	35,230
01/01/2013 to 12/31/2013	$10.39081	$9.97182	117,947
01/01/2014 to 12/31/2014	$9.97182	$9.77297	208,839
01/01/2015 to 12/31/2015	$9.77297	$9.63362	195,160
01/01/2016 to 12/31/2016	$9.63362	$9.60532	207,365
01/01/2017 to 12/31/2017	$9.60532	$9.58362	213,732
01/01/2018 to 12/31/2018	$9.58362	$9.47050	162,841
01/01/2019 to 12/31/2019	$9.47050	$9.71997	246,933
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00677	$10.35874	1,060,660
01/01/2011 to 12/31/2011	$10.35874	$10.48519	679,161
01/01/2012 to 12/31/2012	$10.48519	$11.24454	640,999
01/01/2013 to 12/31/2013	$11.24454	$10.82817	622,256
01/01/2014 to 12/31/2014	$10.82817	$11.07205	756,038
01/01/2015 to 12/31/2015	$11.07205	$10.63279	592,040
01/01/2016 to 12/31/2016	$10.63279	$10.87224	556,865
01/01/2017 to 12/31/2017	$10.87224	$11.13147	518,892
01/01/2018 to 12/31/2018	$11.13147	$10.84682	332,479
01/01/2019 to 12/31/2019	$10.84682	$11.62229	478,743
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99842	$10.63662	0
01/01/2011 to 12/31/2011	$10.63662	$12.10168	0
01/01/2012 to 12/31/2012	$12.10168	$12.56702	630,065
01/01/2013 to 12/31/2013	$12.56702	$11.73261	467,230
01/01/2014 to 12/31/2014	$11.73261	$12.00049	332,139
01/01/2015 to 12/31/2015	$12.00049	$11.89863	381,473
01/01/2016 to 12/31/2016	$11.89863	$11.84192	363,291
01/01/2017 to 12/31/2017	$11.84192	$11.70583	214,447
01/01/2018 to 12/31/2018	$11.70583	$11.54681	2,503,559
01/01/2019 to 12/31/2019	$11.54681	$11.48569	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00925	$10.66744	0
01/01/2011 to 12/31/2011	$10.66744	$12.41953	15,314
01/01/2012 to 12/31/2012	$12.41953	$12.95314	12,945
01/01/2013 to 12/31/2013	$12.95314	$11.87901	1,295,541
01/01/2014 to 12/31/2014	$11.87901	$12.37107	915,056
01/01/2015 to 12/31/2015	$12.37107	$12.32133	1,105,788
01/01/2016 to 12/31/2016	$12.32133	$12.32424	852,786
01/01/2017 to 12/31/2017	$12.32424	$12.19778	375,317
01/01/2018 to 12/31/2018	$12.19778	$11.99964	452,255
01/01/2019 to 12/31/2019	$11.99964	$12.18363	2,346,305

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00818	$10.76903	0
01/01/2011 to 12/31/2011	$10.76903	$12.70955	4,125,489
01/01/2012 to 12/31/2012	$12.70955	$13.31482	3,720,159
01/01/2013 to 12/31/2013	$13.31482	$12.14747	1,188,369
01/01/2014 to 12/31/2014	$12.14747	$12.83201	2,025,931
01/01/2015 to 12/31/2015	$12.83201	$12.81266	1,883,797
01/01/2016 to 12/31/2016	$12.81266	$12.82527	1,436,986
01/01/2017 to 12/31/2017	$12.82527	$12.78103	660,587
01/01/2018 to 12/31/2018	$12.78103	$12.54546	546,117
01/01/2019 to 12/31/2019	$12.54546	$12.93078	1,811,355
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99842	$12.00835	1,099,566
01/01/2012 to 12/31/2012	$12.00835	$12.46866	1,930,929
01/01/2013 to 12/31/2013	$12.46866	$11.03969	1,494,516
01/01/2014 to 12/31/2014	$11.03969	$11.95288	1,003,250
01/01/2015 to 12/31/2015	$11.95288	$11.97163	1,695,252
01/01/2016 to 12/31/2016	$11.97163	$11.95917	1,313,916
01/01/2017 to 12/31/2017	$11.95917	$11.91655	779,885
01/01/2018 to 12/31/2018	$11.91655	$11.67173	279,480
01/01/2019 to 12/31/2019	$11.67173	$12.12452	339,834
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99790	$10.38840	241,060
01/01/2013 to 12/31/2013	$10.38840	$9.15159	5,267,612
01/01/2014 to 12/31/2014	$9.15159	$10.11067	2,061,574
01/01/2015 to 12/31/2015	$10.11067	$10.18710	30,803
01/01/2016 to 12/31/2016	$10.18710	$10.18486	326,502
01/01/2017 to 12/31/2017	$10.18486	$10.16122	109,592
01/01/2018 to 12/31/2018	$10.16122	$9.94091	100,061
01/01/2019 to 12/31/2019	$9.94091	$10.38676	71,383
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99895	$8.74065	735,267
01/01/2014 to 12/31/2014	$8.74065	$9.82571	1,246,863
01/01/2015 to 12/31/2015	$9.82571	$9.91282	8,288
01/01/2016 to 12/31/2016	$9.91282	$9.91025	0
01/01/2017 to 12/31/2017	$9.91025	$9.88602	731,940
01/01/2018 to 12/31/2018	$9.88602	$9.63479	760,115
01/01/2019 to 12/31/2019	$9.63479	$10.20371	287,557
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99895	$11.29143	457,862
01/01/2015 to 12/31/2015	$11.29143	$11.29830	4,582,745
01/01/2016 to 12/31/2016	$11.29830	$11.35800	127,780
01/01/2017 to 12/31/2017	$11.35800	$11.34658	72,710
01/01/2018 to 12/31/2018	$11.34658	$11.04810	848,149
01/01/2019 to 12/31/2019	$11.04810	$11.78307	465,189
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99895	$9.92773	471,493
01/01/2016 to 12/31/2016	$9.92773	$9.94169	3,846,163
01/01/2017 to 12/31/2017	$9.94169	$9.98937	2,500,233
01/01/2018 to 12/31/2018	$9.98937	$9.69663	2,060,698
01/01/2019 to 12/31/2019	$9.69663	$10.46638	1,961,427
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99790	$9.86937	2,993,550
01/01/2017 to 12/31/2017	$9.86937	$9.94229	1,549,736
01/01/2018 to 12/31/2018	$9.94229	$9.62962	1,476,931
01/01/2019 to 12/31/2019	$9.62962	$10.45627	1,132,859

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99790	$10.02639	44,195
01/01/2018 to 12/31/2018	$10.02639	$9.63278	812,860
01/01/2019 to 12/31/2019	$9.63278	$10.54486	529,203
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99790	$9.65205	89,969
01/01/2019 to 12/31/2019	$9.65205	$10.63309	897,133
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99895	$11.22275	374,528
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97759	$10.83811	1,548,170
01/01/2011 to 12/31/2011	$10.83811	$10.37448	1,025,277
01/01/2012 to 12/31/2012	$10.37448	$11.57366	981,199
01/01/2013 to 12/31/2013	$11.57366	$13.92892	9,625,643
01/01/2014 to 12/31/2014	$13.92892	$14.62013	20,955,739
01/01/2015 to 12/31/2015	$14.62013	$14.41893	27,375,723
01/01/2016 to 12/31/2016	$14.41893	$15.11264	27,388,479
01/01/2017 to 12/31/2017	$15.11264	$17.47869	27,845,663
01/01/2018 to 12/31/2018	$17.47869	$16.07872	22,225,660
01/01/2019 to 12/31/2019	$16.07872	$19.28247	21,559,782
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99842	$11.63768	45,204
01/01/2014 to 12/31/2014	$11.63768	$12.97041	81,167
01/01/2015 to 12/31/2015	$12.97041	$12.26956	78,316
01/01/2016 to 12/31/2016	$12.26956	$13.82976	139,989
01/01/2017 to 12/31/2017	$13.82976	$16.06461	123,370
01/01/2018 to 12/31/2018	$16.06461	$15.00682	107,018
01/01/2019 to 12/31/2019	$15.00682	$19.29017	108,169
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97009	$11.55054	39,230
01/01/2011 to 12/31/2011	$11.55054	$10.76044	18,329
01/01/2012 to 12/31/2012	$10.76044	$13.38514	16,604
01/01/2013 to 12/31/2013	$13.38514	$13.70175	42,407
01/01/2014 to 12/31/2014	$13.70175	$15.31302	69,964
01/01/2015 to 12/31/2015	$15.31302	$15.00855	72,703
01/01/2016 to 12/31/2016	$15.00855	$14.85588	73,898
01/01/2017 to 12/31/2017	$14.85588	$16.16100	68,141
01/01/2018 to 12/31/2018	$16.16100	$15.10567	50,633
01/01/2019 to 12/31/2019	$15.10567	$18.54223	37,900
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95981	$11.79118	45,778
01/01/2011 to 12/31/2011	$11.79118	$12.32991	30,174
01/01/2012 to 12/31/2012	$12.32991	$13.95173	31,407
01/01/2013 to 12/31/2013	$13.95173	$14.11551	73,675
01/01/2014 to 12/31/2014	$14.11551	$18.12815	107,197
01/01/2015 to 12/31/2015	$18.12815	$18.64520	131,144
01/01/2016 to 12/31/2016	$18.64520	$19.17255	117,238
01/01/2017 to 12/31/2017	$19.17255	$19.98393	106,537
01/01/2018 to 12/31/2018	$19.98393	$18.67009	89,049
01/01/2019 to 12/31/2019	$18.67009	$24.03292	71,940

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97590	$11.02002	1,187,681
01/01/2011 to 12/31/2011	$11.02002	$10.64837	860,268
01/01/2012 to 12/31/2012	$10.64837	$11.55676	820,650
01/01/2013 to 12/31/2013	$11.55676	$13.01069	5,323,927
01/01/2014 to 12/31/2014	$13.01069	$13.16575	8,108,067
01/01/2015 to 12/31/2015	$13.16575	$13.04361	11,010,716
01/01/2016 to 12/31/2016	$13.04361	$13.34057	11,189,299
01/01/2017 to 12/31/2017	$13.34057	$15.24362	10,534,454
01/01/2018 to 12/31/2018	$15.24362	$13.79435	7,915,559
01/01/2019 to 12/31/2019	$13.79435	$16.23881	7,615,456
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98817	$10.70690	479,143
01/01/2011 to 12/31/2011	$10.70690	$10.45048	337,244
01/01/2012 to 12/31/2012	$10.45048	$11.29012	272,919
01/01/2013 to 12/31/2013	$11.29012	$12.16343	3,696,154
01/01/2014 to 12/31/2014	$12.16343	$12.41448	7,535,300
01/01/2015 to 12/31/2015	$12.41448	$12.06788	8,010,301
01/01/2016 to 12/31/2016	$12.06788	$12.46133	7,737,237
01/01/2017 to 12/31/2017	$12.46133	$13.72685	10,624,764
01/01/2018 to 12/31/2018	$13.72685	$12.51425	7,762,949
01/01/2019 to 12/31/2019	$12.51425	$14.24339	7,695,974
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96505	$11.49647	97,827
01/01/2011 to 12/31/2011	$11.49647	$11.42521	61,954
01/01/2012 to 12/31/2012	$11.42521	$12.96647	55,406
01/01/2013 to 12/31/2013	$12.96647	$17.65730	150,991
01/01/2014 to 12/31/2014	$17.65730	$18.56865	242,850
01/01/2015 to 12/31/2015	$18.56865	$17.21498	236,218
01/01/2016 to 12/31/2016	$17.21498	$20.99466	209,217
01/01/2017 to 12/31/2017	$20.99466	$23.10732	141,370
01/01/2018 to 12/31/2018	$23.10732	$19.47796	84,681
01/01/2019 to 12/31/2019	$19.47796	$23.43332	95,131
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99843	$9.84822	80,996
01/01/2011 to 12/31/2011	$9.84822	$9.66356	69,489
01/01/2012 to 12/31/2012	$9.66356	$9.48024	44,218
01/01/2013 to 12/31/2013	$9.48024	$9.30014	121,990
01/01/2014 to 12/31/2014	$9.30014	$9.12348	229,507
01/01/2015 to 12/31/2015	$9.12348	$8.95015	522,716
01/01/2016 to 12/31/2016	$8.95015	$8.78059	550,783
01/01/2017 to 12/31/2017	$8.78059	$8.64352	511,324
01/01/2018 to 12/31/2018	$8.64352	$8.58869	604,118
01/01/2019 to 12/31/2019	$8.58869	$8.56794	363,846
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98440	$10.76839	58,411
01/01/2011 to 12/31/2011	$10.76839	$10.89931	58,898
01/01/2012 to 12/31/2012	$10.89931	$12.17532	72,870
01/01/2013 to 12/31/2013	$12.17532	$12.80158	112,955
01/01/2014 to 12/31/2014	$12.80158	$12.87958	158,987
01/01/2015 to 12/31/2015	$12.87958	$12.18460	223,960
01/01/2016 to 12/31/2016	$12.18460	$13.79401	256,786
01/01/2017 to 12/31/2017	$13.79401	$14.54378	250,701
01/01/2018 to 12/31/2018	$14.54378	$13.98263	193,482
01/01/2019 to 12/31/2019	$13.98263	$15.81572	159,757

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99041	$10.62452	43,300
01/01/2011 to 12/31/2011	$10.62452	$9.98690	29,369
01/01/2012 to 12/31/2012	$9.98690	$11.45122	27,661
01/01/2013 to 12/31/2013	$11.45122	$15.71162	84,024
01/01/2014 to 12/31/2014	$15.71162	$17.53196	95,542
01/01/2015 to 12/31/2015	$17.53196	$15.85109	93,907
01/01/2016 to 12/31/2016	$15.85109	$18.64310	78,015
01/01/2017 to 12/31/2017	$18.64310	$21.80018	59,407
01/01/2018 to 12/31/2018	$21.80018	$18.35737	42,441
01/01/2019 to 12/31/2019	$18.35737	$23.32541	41,390
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92925	$11.26302	56,927
01/01/2011 to 12/31/2011	$11.26302	$9.62127	36,711
01/01/2012 to 12/31/2012	$9.62127	$11.36049	34,344
01/01/2013 to 12/31/2013	$11.36049	$13.26847	36,880
01/01/2014 to 12/31/2014	$13.26847	$12.29718	57,051
01/01/2015 to 12/31/2015	$12.29718	$12.44336	55,557
01/01/2016 to 12/31/2016	$12.44336	$11.74631	72,675
01/01/2017 to 12/31/2017	$11.74631	$15.60622	54,960
01/01/2018 to 12/31/2018	$15.60622	$13.26744	49,723
01/01/2019 to 12/31/2019	$13.26744	$17.19477	50,890
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92912	$10.80157	67,399
01/01/2011 to 12/31/2011	$10.80157	$9.26679	30,790
01/01/2012 to 12/31/2012	$9.26679	$10.60652	30,808
01/01/2013 to 12/31/2013	$10.60652	$12.43063	40,557
01/01/2014 to 12/31/2014	$12.43063	$11.37699	47,769
01/01/2015 to 12/31/2015	$11.37699	$11.25207	62,946
01/01/2016 to 12/31/2016	$11.25207	$11.10280	77,118
01/01/2017 to 12/31/2017	$11.10280	$13.37734	63,946
01/01/2018 to 12/31/2018	$13.37734	$11.00440	44,838
01/01/2019 to 12/31/2019	$11.00440	$12.95687	44,730
AST Investment Grade Bond Portfolio
02/25/2013* to 12/31/2013	$10.04416	$9.58248	5,640
01/01/2014 to 12/31/2014	$9.58248	$10.03301	38,288
01/01/2015 to 12/31/2015	$10.03301	$9.95788	5,644,961
01/01/2016 to 12/31/2016	$9.95788	$10.17981	10,447,636
01/01/2017 to 12/31/2017	$10.17981	$10.41759	588,111
01/01/2018 to 12/31/2018	$10.41759	$10.19139	34,143,332
01/01/2019 to 12/31/2019	$10.19139	$11.12060	1,204,524
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97666	$10.87788	504,856
01/01/2011 to 12/31/2011	$10.87788	$10.61070	351,697
01/01/2012 to 12/31/2012	$10.61070	$11.82263	310,427
01/01/2013 to 12/31/2013	$11.82263	$13.48642	3,438,985
01/01/2014 to 12/31/2014	$13.48642	$14.07221	6,688,035
01/01/2015 to 12/31/2015	$14.07221	$13.66023	7,816,792
01/01/2016 to 12/31/2016	$13.66023	$14.10036	7,503,446
01/01/2017 to 12/31/2017	$14.10036	$16.17872	7,456,451
01/01/2018 to 12/31/2018	$16.17872	$14.69972	5,400,423
01/01/2019 to 12/31/2019	$14.69972	$17.22240	5,490,375

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92178	$10.56344	94,179
01/01/2011 to 12/31/2011	$10.56344	$9.41473	54,498
01/01/2012 to 12/31/2012	$9.41473	$11.25910	67,378
01/01/2013 to 12/31/2013	$11.25910	$12.74180	92,766
01/01/2014 to 12/31/2014	$12.74180	$11.70410	136,865
01/01/2015 to 12/31/2015	$11.70410	$11.16087	154,995
01/01/2016 to 12/31/2016	$11.16087	$11.16076	133,091
01/01/2017 to 12/31/2017	$11.16076	$14.19373	132,315
01/01/2018 to 12/31/2018	$14.19373	$11.49043	112,410
01/01/2019 to 12/31/2019	$11.49043	$14.34080	88,548
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.59346	739,971
01/01/2011 to 12/31/2011	$10.59346	$10.41679	547,099
01/01/2012 to 12/31/2012	$10.41679	$11.31408	508,699
01/01/2013 to 12/31/2013	$11.31408	$12.32370	2,514,139
01/01/2014 to 12/31/2014	$12.32370	$12.74837	3,931,853
01/01/2015 to 12/31/2015	$12.74837	$12.48326	4,523,058
01/01/2016 to 12/31/2016	$12.48326	$12.71671	4,372,602
01/01/2017 to 12/31/2017	$12.71671	$13.99053	4,009,078
01/01/2018 to 12/31/2018	$13.99053	$13.01980	2,859,548
01/01/2019 to 12/31/2019	$13.01980	$14.63843	2,975,084
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97127	$10.78242	16,361
01/01/2011 to 12/31/2011	$10.78242	$10.64798	9,366
01/01/2012 to 12/31/2012	$10.64798	$12.03168	9,854
01/01/2013 to 12/31/2013	$12.03168	$16.11071	17,593
01/01/2014 to 12/31/2014	$16.11071	$17.30665	42,607
01/01/2015 to 12/31/2015	$17.30665	$18.78339	68,558
01/01/2016 to 12/31/2016	$18.78339	$18.15736	82,184
01/01/2017 to 12/31/2017	$18.15736	$24.19589	95,001
01/01/2018 to 12/31/2018	$24.19589	$23.35129	85,846
01/01/2019 to 12/31/2019	$23.35129	$30.37627	63,018
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99253	$11.31191	32,767
01/01/2011 to 12/31/2011	$11.31191	$10.99595	25,483
01/01/2012 to 12/31/2012	$10.99595	$12.10993	24,207
01/01/2013 to 12/31/2013	$12.10993	$16.22936	33,145
01/01/2014 to 12/31/2014	$16.22936	$17.60703	82,585
01/01/2015 to 12/31/2015	$17.60703	$19.01221	94,226
01/01/2016 to 12/31/2016	$19.01221	$19.69184	76,669
01/01/2017 to 12/31/2017	$19.69184	$25.69193	148,012
01/01/2018 to 12/31/2018	$25.69193	$24.52367	86,822
01/01/2019 to 12/31/2019	$24.52367	$31.66749	169,169
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98755	$10.90100	65,599
01/01/2011 to 12/31/2011	$10.90100	$10.35922	43,832
01/01/2012 to 12/31/2012	$10.35922	$12.50742	38,915
01/01/2013 to 12/31/2013	$12.50742	$15.66056	276,456
01/01/2014 to 12/31/2014	$15.66056	$15.92073	468,065
01/01/2015 to 12/31/2015	$15.92073	$15.38936	451,818
01/01/2016 to 12/31/2016	$15.38936	$16.17127	406,031
01/01/2017 to 12/31/2017	$16.17127	$19.64715	326,241
01/01/2018 to 12/31/2018	$19.64715	$17.43073	179,799
01/01/2019 to 12/31/2019	$17.43073	$22.22222	313,439

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99843	$10.30591	28,359
01/01/2013 to 12/31/2013	$10.30591	$12.02243	1,907,114
01/01/2014 to 12/31/2014	$12.02243	$12.40002	3,978,103
01/01/2015 to 12/31/2015	$12.40002	$12.01335	4,507,387
01/01/2016 to 12/31/2016	$12.01335	$12.29506	4,159,696
01/01/2017 to 12/31/2017	$12.29506	$14.05136	3,939,746
01/01/2018 to 12/31/2018	$14.05136	$12.64242	2,732,494
01/01/2019 to 12/31/2019	$12.64242	$15.22538	2,860,246
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.87655	21,546
01/01/2011 to 12/31/2011	$10.87655	$10.60683	16,039
01/01/2012 to 12/31/2012	$10.60683	$12.18265	15,026
01/01/2013 to 12/31/2013	$12.18265	$16.33812	25,096
01/01/2014 to 12/31/2014	$16.33812	$17.42381	42,704
01/01/2015 to 12/31/2015	$17.42381	$18.32835	52,175
01/01/2016 to 12/31/2016	$18.32835	$18.32462	63,822
01/01/2017 to 12/31/2017	$18.32462	$23.49795	50,000
01/01/2018 to 12/31/2018	$23.49795	$23.54466	48,053
01/01/2019 to 12/31/2019	$23.54466	$31.82341	53,837
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99843	$10.18715	1,126
01/01/2013 to 12/31/2013	$10.18715	$13.44187	9,283
01/01/2014 to 12/31/2014	$13.44187	$14.53393	22,338
01/01/2015 to 12/31/2015	$14.53393	$14.15468	43,169
01/01/2016 to 12/31/2016	$14.15468	$15.75350	117,840
01/01/2017 to 12/31/2017	$15.75350	$18.13481	127,578
01/01/2018 to 12/31/2018	$18.13481	$15.98283	89,866
01/01/2019 to 12/31/2019	$15.98283	$20.28059	101,112
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01975	$11.42143	111,618
01/01/2011 to 12/31/2011	$11.42143	$10.87115	64,564
01/01/2012 to 12/31/2012	$10.87115	$12.75606	64,858
01/01/2013 to 12/31/2013	$12.75606	$16.54211	78,700
01/01/2014 to 12/31/2014	$16.54211	$18.09847	109,728
01/01/2015 to 12/31/2015	$18.09847	$16.74518	451,773
01/01/2016 to 12/31/2016	$16.74518	$16.69798	402,867
01/01/2017 to 12/31/2017	$16.69798	$20.81960	372,388
01/01/2018 to 12/31/2018	$20.81960	$19.53372	223,615
01/01/2019 to 12/31/2019	$19.53372	$24.94126	333,857
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99098	$11.24020	88,173
01/01/2011 to 12/31/2011	$11.24020	$10.75300	39,643
01/01/2012 to 12/31/2012	$10.75300	$12.35515	43,985
01/01/2013 to 12/31/2013	$12.35515	$17.21196	80,413
01/01/2014 to 12/31/2014	$17.21196	$19.29110	99,192
01/01/2015 to 12/31/2015	$19.29110	$17.85778	104,901
01/01/2016 to 12/31/2016	$17.85778	$20.71307	130,972
01/01/2017 to 12/31/2017	$20.71307	$23.12258	117,235
01/01/2018 to 12/31/2018	$23.12258	$18.95129	82,028
01/01/2019 to 12/31/2019	$18.95129	$22.49821	95,356

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93890	$11.68109	125,799
01/01/2011 to 12/31/2011	$11.68109	$9.13642	93,538
01/01/2012 to 12/31/2012	$9.13642	$10.56957	72,153
01/01/2013 to 12/31/2013	$10.56957	$10.39181	62,578
01/01/2014 to 12/31/2014	$10.39181	$9.71685	70,034
01/01/2015 to 12/31/2015	$9.71685	$7.93770	76,983
01/01/2016 to 12/31/2016	$7.93770	$8.74987	76,309
01/01/2017 to 12/31/2017	$8.74987	$10.84837	90,354
01/01/2018 to 12/31/2018	$10.84837	$9.14636	81,928
01/01/2019 to 12/31/2019	$9.14636	$10.17036	85,912
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98939	$10.60245	1,432,400
01/01/2011 to 12/31/2011	$10.60245	$10.50489	991,928
01/01/2012 to 12/31/2012	$10.50489	$11.37415	925,134
01/01/2013 to 12/31/2013	$11.37415	$12.18605	5,008,009
01/01/2014 to 12/31/2014	$12.18605	$12.64490	7,833,430
01/01/2015 to 12/31/2015	$12.64490	$12.42241	9,017,998
01/01/2016 to 12/31/2016	$12.42241	$12.86037	9,810,361
01/01/2017 to 12/31/2017	$12.86037	$13.89478	10,838,767
01/01/2018 to 12/31/2018	$13.89478	$13.24226	8,545,223
01/01/2019 to 12/31/2019	$13.24226	$14.90552	9,074,114
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01834	$10.06623	323
01/01/2012 to 12/31/2012	$10.06623	$10.57685	7,304
01/01/2013 to 12/31/2013	$10.57685	$10.13596	4,421
01/01/2014 to 12/31/2014	$10.13596	$10.54611	91,583
01/01/2015 to 12/31/2015	$10.54611	$10.31799	138,140
01/01/2016 to 12/31/2016	$10.31799	$10.54843	158,820
01/01/2017 to 12/31/2017	$10.54843	$10.93540	168,242
01/01/2018 to 12/31/2018	$10.93540	$10.63925	144,748
01/01/2019 to 12/31/2019	$10.63925	$11.45521	123,825
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96342	$11.51434	1,278,203
01/01/2011 to 12/31/2011	$11.51434	$10.59391	772,577
01/01/2012 to 12/31/2012	$10.59391	$11.73515	667,450
01/01/2013 to 12/31/2013	$11.73515	$13.47231	5,879,061
01/01/2014 to 12/31/2014	$13.47231	$14.43197	11,757,540
01/01/2015 to 12/31/2015	$14.43197	$14.07110	16,852,844
01/01/2016 to 12/31/2016	$14.07110	$15.19778	17,498,478
01/01/2017 to 12/31/2017	$15.19778	$17.30972	31,457,435
01/01/2018 to 12/31/2018	$17.30972	$15.68936	22,690,159
01/01/2019 to 12/31/2019	$15.68936	$18.34307	23,265,387
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.89657	6,786
01/01/2011 to 12/31/2011	$10.89657	$11.05948	6,535
01/01/2012 to 12/31/2012	$11.05948	$12.88919	8,877
01/01/2013 to 12/31/2013	$12.88919	$16.74464	19,778
01/01/2014 to 12/31/2014	$16.74464	$19.25416	40,571
01/01/2015 to 12/31/2015	$19.25416	$19.46992	47,130
01/01/2016 to 12/31/2016	$19.46992	$21.93650	69,351
01/01/2017 to 12/31/2017	$21.93650	$26.30946	92,093
01/01/2018 to 12/31/2018	$26.30946	$23.68633	51,392
01/01/2019 to 12/31/2019	$23.68633	$28.92119	86,764

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99842	$8.88478	0
01/01/2012 to 12/31/2012	$8.88478	$9.86246	0
01/01/2013 to 12/31/2013	$9.86246	$11.84221	3,509,142
01/01/2014 to 12/31/2014	$11.84221	$12.37240	11,703,989
01/01/2015 to 12/31/2015	$12.37240	$12.15561	18,794,089
01/01/2016 to 12/31/2016	$12.15561	$12.67909	21,465,381
01/01/2017 to 12/31/2017	$12.67909	$14.70144	20,798,163
01/01/2018 to 12/31/2018	$14.70144	$13.47923	18,854,063
01/01/2019 to 12/31/2019	$13.47923	$16.02711	11,600,892
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97176	$12.16375	32,883
01/01/2011 to 12/31/2011	$12.16375	$10.36831	33,018
01/01/2012 to 12/31/2012	$10.36831	$12.21274	32,222
01/01/2013 to 12/31/2013	$12.21274	$16.87039	56,949
01/01/2014 to 12/31/2014	$16.87039	$17.36748	69,353
01/01/2015 to 12/31/2015	$17.36748	$17.26490	74,508
01/01/2016 to 12/31/2016	$17.26490	$18.24165	68,572
01/01/2017 to 12/31/2017	$18.24165	$22.85160	54,604
01/01/2018 to 12/31/2018	$22.85160	$19.98435	40,362
01/01/2019 to 12/31/2019	$19.98435	$26.75703	36,850
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96081	$12.62411	53,267
01/01/2011 to 12/31/2011	$12.62411	$12.26334	20,846
01/01/2012 to 12/31/2012	$12.26334	$13.49477	18,386
01/01/2013 to 12/31/2013	$13.49477	$17.89491	30,018
01/01/2014 to 12/31/2014	$17.89491	$18.22541	46,483
01/01/2015 to 12/31/2015	$18.22541	$18.01957	49,002
01/01/2016 to 12/31/2016	$18.01957	$19.81286	56,379
01/01/2017 to 12/31/2017	$19.81286	$24.08619	53,837
01/01/2018 to 12/31/2018	$24.08619	$21.64045	50,584
01/01/2019 to 12/31/2019	$21.64045	$27.62375	46,211
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96424	$11.47308	25,149
01/01/2011 to 12/31/2011	$11.47308	$10.58275	10,148
01/01/2012 to 12/31/2012	$10.58275	$12.26676	10,038
01/01/2013 to 12/31/2013	$12.26676	$16.53459	38,011
01/01/2014 to 12/31/2014	$16.53459	$17.07496	56,342
01/01/2015 to 12/31/2015	$17.07496	$16.02859	50,330
01/01/2016 to 12/31/2016	$16.02859	$20.31700	48,454
01/01/2017 to 12/31/2017	$20.31700	$21.39649	46,860
01/01/2018 to 12/31/2018	$21.39649	$17.40398	27,393
01/01/2019 to 12/31/2019	$17.40398	$20.82601	34,416
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99212	$10.69858	2,173,184
01/01/2011 to 12/31/2011	$10.69858	$10.70386	1,649,416
01/01/2012 to 12/31/2012	$10.70386	$11.91749	1,550,574
01/01/2013 to 12/31/2013	$11.91749	$13.65914	12,303,020
01/01/2014 to 12/31/2014	$13.65914	$14.18744	21,838,735
01/01/2015 to 12/31/2015	$14.18744	$13.92374	36,665,669
01/01/2016 to 12/31/2016	$13.92374	$14.69039	35,570,183
01/01/2017 to 12/31/2017	$14.69039	$16.63259	34,123,942
01/01/2018 to 12/31/2018	$16.63259	$15.44574	26,142,000
01/01/2019 to 12/31/2019	$15.44574	$18.31077	24,889,087

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97100	$11.14285	162,524
01/01/2011 to 12/31/2011	$11.14285	$10.74611	91,715
01/01/2012 to 12/31/2012	$10.74611	$12.39520	90,187
01/01/2013 to 12/31/2013	$12.39520	$17.51339	259,370
01/01/2014 to 12/31/2014	$17.51339	$18.61447	370,178
01/01/2015 to 12/31/2015	$18.61447	$20.01090	443,158
01/01/2016 to 12/31/2016	$20.01090	$20.16122	427,680
01/01/2017 to 12/31/2017	$20.16122	$27.27281	342,329
01/01/2018 to 12/31/2018	$27.27281	$27.78620	249,977
01/01/2019 to 12/31/2019	$27.78620	$34.95341	230,901
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98603	$10.67390	5,563
01/01/2011 to 12/31/2011	$10.67390	$10.41987	14,861
01/01/2012 to 12/31/2012	$10.41987	$11.59143	13,028
01/01/2013 to 12/31/2013	$11.59143	$15.30911	41,180
01/01/2014 to 12/31/2014	$15.30911	$15.25228	55,347
01/01/2015 to 12/31/2015	$15.25228	$14.05521	51,357
01/01/2016 to 12/31/2016	$14.05521	$14.63380	51,109
01/01/2017 to 12/31/2017	$14.63380	$16.73292	51,120
01/01/2018 to 12/31/2018	$16.73292	$14.81941	50,512
01/01/2019 to 12/31/2019	$14.81941	$18.31332	227,350
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85968	$11.48283	104,628
01/01/2011 to 12/31/2011	$11.48283	$9.58441	70,966
01/01/2012 to 12/31/2012	$9.58441	$9.74218	60,255
01/01/2013 to 12/31/2013	$9.74218	$11.02705	81,898
01/01/2014 to 12/31/2014	$11.02705	$9.91307	141,205
01/01/2015 to 12/31/2015	$9.91307	$7.85235	181,903
01/01/2016 to 12/31/2016	$7.85235	$9.59967	212,003
01/01/2017 to 12/31/2017	$9.59967	$10.38845	192,761
01/01/2018 to 12/31/2018	$10.38845	$8.49293	137,144
01/01/2019 to 12/31/2019	$8.49293	$9.73676	134,688
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98011	$10.31689	62,111
01/01/2011 to 12/31/2011	$10.31689	$10.53864	46,810
01/01/2012 to 12/31/2012	$10.53864	$10.87844	51,209
01/01/2013 to 12/31/2013	$10.87844	$10.27131	45,669
01/01/2014 to 12/31/2014	$10.27131	$10.13234	65,700
01/01/2015 to 12/31/2015	$10.13234	$9.48072	82,676
01/01/2016 to 12/31/2016	$9.48072	$9.70623	82,299
01/01/2017 to 12/31/2017	$9.70623	$9.71675	84,497
01/01/2018 to 12/31/2018	$9.71675	$9.72168	68,752
01/01/2019 to 12/31/2019	$9.72168	$9.68993	83,890
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98869	$11.50772	20,020
01/01/2011 to 12/31/2011	$11.50772	$10.89980	16,806
01/01/2012 to 12/31/2012	$10.89980	$12.66098	16,319
01/01/2013 to 12/31/2013	$12.66098	$16.44666	28,518
01/01/2014 to 12/31/2014	$16.44666	$18.54936	35,257
01/01/2015 to 12/31/2015	$18.54936	$16.99439	47,179
01/01/2016 to 12/31/2016	$16.99439	$19.00556	50,563
01/01/2017 to 12/31/2017	$19.00556	$22.10058	43,913
01/01/2018 to 12/31/2018	$22.10058	$18.09571	29,576
01/01/2019 to 12/31/2019	$18.09571	$21.15050	34,076

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99842	$8.82229	10,192
01/01/2012 to 12/31/2012	$8.82229	$9.60719	16,793
01/01/2013 to 12/31/2013	$9.60719	$11.35710	5,038,493
01/01/2014 to 12/31/2014	$11.35710	$11.75460	11,517,026
01/01/2015 to 12/31/2015	$11.75460	$11.45826	12,739,678
01/01/2016 to 12/31/2016	$11.45826	$11.97442	11,664,478
01/01/2017 to 12/31/2017	$11.97442	$13.34439	10,869,918
01/01/2018 to 12/31/2018	$13.34439	$12.43534	7,853,467
01/01/2019 to 12/31/2019	$12.43534	$14.70649	7,884,676
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.40601	118,667
01/01/2011 to 12/31/2011	$10.40601	$10.82363	73,141
01/01/2012 to 12/31/2012	$10.82363	$11.45149	67,430
01/01/2013 to 12/31/2013	$11.45149	$11.06625	290,714
01/01/2014 to 12/31/2014	$11.06625	$11.63736	497,106
01/01/2015 to 12/31/2015	$11.63736	$11.55742	447,303
01/01/2016 to 12/31/2016	$11.55742	$11.92225	502,606
01/01/2017 to 12/31/2017	$11.92225	$12.43412	465,584
01/01/2018 to 12/31/2018	$12.43412	$11.92046	440,727
01/01/2019 to 12/31/2019	$11.92046	$13.13249	736,085
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5% and HAV (2.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96755	$10.78127	5,516,405
01/01/2011 to 12/31/2011	$10.78127	$10.27449	7,930,280
01/01/2012 to 12/31/2012	$10.27449	$11.32236	11,077,684
01/01/2013 to 12/31/2013	$11.32236	$12.19011	10,523,493
01/01/2014 to 12/31/2014	$12.19011	$12.38986	9,625,080
01/01/2015 to 12/31/2015	$12.38986	$11.73914	7,485,336
01/01/2016 to 12/31/2016	$11.73914	$12.22137	6,657,645
01/01/2017 to 12/31/2017	$12.22137	$13.47124	6,613,492
01/01/2018 to 12/31/2018	$13.47124	$12.11393	4,605,579
01/01/2019 to 12/31/2019	$12.11393	$13.76372	5,933,869
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97824	$10.88690	3,887,085
01/01/2011 to 12/31/2011	$10.88690	$10.67064	7,536,489
01/01/2012 to 12/31/2012	$10.67064	$11.87203	13,895,266
01/01/2013 to 12/31/2013	$11.87203	$13.54713	14,169,565
01/01/2014 to 12/31/2014	$13.54713	$14.07267	13,538,746
01/01/2015 to 12/31/2015	$14.07267	$13.88783	12,198,105
01/01/2016 to 12/31/2016	$13.88783	$14.56311	11,308,232
01/01/2017 to 12/31/2017	$14.56311	$16.67151	10,544,373
01/01/2018 to 12/31/2018	$16.67151	$15.35892	8,961,668
01/01/2019 to 12/31/2019	$15.35892	$18.32330	9,574,242
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98731	$10.77337	3,202,539
01/01/2011 to 12/31/2011	$10.77337	$10.35589	6,297,134
01/01/2012 to 12/31/2012	$10.35589	$11.18047	11,013,705
01/01/2013 to 12/31/2013	$11.18047	$12.30719	11,015,991
01/01/2014 to 12/31/2014	$12.30719	$12.66800	10,238,199
01/01/2015 to 12/31/2015	$12.66800	$12.38138	9,740,122
01/01/2016 to 12/31/2016	$12.38138	$12.70553	8,734,440
01/01/2017 to 12/31/2017	$12.70553	$14.45873	8,379,981
01/01/2018 to 12/31/2018	$14.45873	$13.03493	6,798,568
01/01/2019 to 12/31/2019	$13.03493	$15.06437	7,138,166
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98851	$10.73966	6,122,070
01/01/2011 to 12/31/2011	$10.73966	$10.38658	11,643,017
01/01/2012 to 12/31/2012	$10.38658	$11.43662	18,171,064
01/01/2013 to 12/31/2013	$11.43662	$13.17247	18,699,184
01/01/2014 to 12/31/2014	$13.17247	$13.73688	17,790,247
01/01/2015 to 12/31/2015	$13.73688	$13.51240	16,519,233
01/01/2016 to 12/31/2016	$13.51240	$14.06251	15,092,781
01/01/2017 to 12/31/2017	$14.06251	$15.82021	13,917,887
01/01/2018 to 12/31/2018	$15.82021	$14.72202	11,978,545
01/01/2019 to 12/31/2019	$14.72202	$17.21153	12,448,517

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99826	$9.13879	2,250,990
01/01/2012 to 12/31/2012	$9.13879	$10.01086	5,203,950
01/01/2013 to 12/31/2013	$10.01086	$10.86430	5,355,492
01/01/2014 to 12/31/2014	$10.86430	$11.15680	5,070,743
01/01/2015 to 12/31/2015	$11.15680	$10.59478	4,683,923
01/01/2016 to 12/31/2016	$10.59478	$11.09480	4,263,071
01/01/2017 to 12/31/2017	$11.09480	$12.23238	4,081,605
01/01/2018 to 12/31/2018	$12.23238	$11.34201	3,349,903
01/01/2019 to 12/31/2019	$11.34201	$13.06040	3,058,583
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00768	$10.06943	258,212
01/01/2011 to 12/31/2011	$10.06943	$10.07987	444,733
01/01/2012 to 12/31/2012	$10.07987	$10.33107	864,280
01/01/2013 to 12/31/2013	$10.33107	$9.89418	887,249
01/01/2014 to 12/31/2014	$9.89418	$9.67708	855,438
01/01/2015 to 12/31/2015	$9.67708	$9.51958	733,064
01/01/2016 to 12/31/2016	$9.51958	$9.47295	756,468
01/01/2017 to 12/31/2017	$9.47295	$9.43279	742,396
01/01/2018 to 12/31/2018	$9.43279	$9.30250	548,402
01/01/2019 to 12/31/2019	$9.30250	$9.52816	783,137
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00660	$10.34172	3,522,143
01/01/2011 to 12/31/2011	$10.34172	$10.44670	5,705,528
01/01/2012 to 12/31/2012	$10.44670	$11.18028	9,414,126
01/01/2013 to 12/31/2013	$11.18028	$10.74438	9,411,995
01/01/2014 to 12/31/2014	$10.74438	$10.96377	8,213,489
01/01/2015 to 12/31/2015	$10.96377	$10.50721	7,210,435
01/01/2016 to 12/31/2016	$10.50721	$10.72204	6,898,896
01/01/2017 to 12/31/2017	$10.72204	$10.95529	6,992,498
01/01/2018 to 12/31/2018	$10.95529	$10.65326	5,566,956
01/01/2019 to 12/31/2019	$10.65326	$11.39178	6,988,652
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97742	$10.82029	5,226,833
01/01/2011 to 12/31/2011	$10.82029	$10.33635	7,593,614
01/01/2012 to 12/31/2012	$10.33635	$11.50768	11,785,115
01/01/2013 to 12/31/2013	$11.50768	$13.82131	13,677,902
01/01/2014 to 12/31/2014	$13.82131	$14.47761	13,579,516
01/01/2015 to 12/31/2015	$14.47761	$14.24918	12,749,908
01/01/2016 to 12/31/2016	$14.24918	$14.90433	12,003,740
01/01/2017 to 12/31/2017	$14.90433	$17.20269	11,804,840
01/01/2018 to 12/31/2018	$17.20269	$15.79233	9,968,901
01/01/2019 to 12/31/2019	$15.79233	$18.90043	11,422,717
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99826	$11.61742	34,276
01/01/2014 to 12/31/2014	$11.61742	$12.92135	120,929
01/01/2015 to 12/31/2015	$12.92135	$12.19819	216,391
01/01/2016 to 12/31/2016	$12.19819	$13.72148	283,169
01/01/2017 to 12/31/2017	$13.72148	$15.90644	303,812
01/01/2018 to 12/31/2018	$15.90644	$14.82847	249,038
01/01/2019 to 12/31/2019	$14.82847	$19.02192	329,787

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96993	$11.53165	122,752
01/01/2011 to 12/31/2011	$11.53165	$10.72094	190,352
01/01/2012 to 12/31/2012	$10.72094	$13.30873	520,200
01/01/2013 to 12/31/2013	$13.30873	$13.59570	441,221
01/01/2014 to 12/31/2014	$13.59570	$15.16355	413,940
01/01/2015 to 12/31/2015	$15.16355	$14.83180	340,933
01/01/2016 to 12/31/2016	$14.83180	$14.65107	259,997
01/01/2017 to 12/31/2017	$14.65107	$15.90570	254,108
01/01/2018 to 12/31/2018	$15.90570	$14.83656	186,929
01/01/2019 to 12/31/2019	$14.83656	$18.17468	216,706
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95965	$11.77181	148,869
01/01/2011 to 12/31/2011	$11.77181	$12.28453	287,342
01/01/2012 to 12/31/2012	$12.28453	$13.87195	637,193
01/01/2013 to 12/31/2013	$13.87195	$14.00615	695,083
01/01/2014 to 12/31/2014	$14.00615	$17.95101	590,923
01/01/2015 to 12/31/2015	$17.95101	$18.42533	529,969
01/01/2016 to 12/31/2016	$18.42533	$18.90802	485,470
01/01/2017 to 12/31/2017	$18.90802	$19.66812	461,635
01/01/2018 to 12/31/2018	$19.66812	$18.33739	333,568
01/01/2019 to 12/31/2019	$18.33739	$23.55652	360,918
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97573	$11.00198	3,040,603
01/01/2011 to 12/31/2011	$11.00198	$10.60927	5,374,961
01/01/2012 to 12/31/2012	$10.60927	$11.49073	9,010,294
01/01/2013 to 12/31/2013	$11.49073	$12.90995	9,037,919
01/01/2014 to 12/31/2014	$12.90995	$13.03710	8,381,745
01/01/2015 to 12/31/2015	$13.03710	$12.88970	7,658,849
01/01/2016 to 12/31/2016	$12.88970	$13.15637	7,087,521
01/01/2017 to 12/31/2017	$13.15637	$15.00254	6,794,577
01/01/2018 to 12/31/2018	$15.00254	$13.54839	5,628,931
01/01/2019 to 12/31/2019	$13.54839	$15.91673	6,020,964
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98800	$10.68940	2,546,265
01/01/2011 to 12/31/2011	$10.68940	$10.41222	4,103,365
01/01/2012 to 12/31/2012	$10.41222	$11.22580	6,407,141
01/01/2013 to 12/31/2013	$11.22580	$12.06932	6,447,232
01/01/2014 to 12/31/2014	$12.06932	$12.29341	5,849,519
01/01/2015 to 12/31/2015	$12.29341	$11.92573	4,782,241
01/01/2016 to 12/31/2016	$11.92573	$12.28947	4,290,001
01/01/2017 to 12/31/2017	$12.28947	$13.51005	4,372,627
01/01/2018 to 12/31/2018	$13.51005	$12.29132	3,135,305
01/01/2019 to 12/31/2019	$12.29132	$13.96110	3,702,800
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96489	$11.47751	259,896
01/01/2011 to 12/31/2011	$11.47751	$11.38312	365,908
01/01/2012 to 12/31/2012	$11.38312	$12.89210	687,005
01/01/2013 to 12/31/2013	$12.89210	$17.52034	754,500
01/01/2014 to 12/31/2014	$17.52034	$18.38705	760,935
01/01/2015 to 12/31/2015	$18.38705	$17.01185	666,868
01/01/2016 to 12/31/2016	$17.01185	$20.70469	578,584
01/01/2017 to 12/31/2017	$20.70469	$22.74177	571,317
01/01/2018 to 12/31/2018	$22.74177	$19.13040	444,365
01/01/2019 to 12/31/2019	$19.13040	$22.96820	538,590

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99826	$9.83210	432,404
01/01/2011 to 12/31/2011	$9.83210	$9.62805	976,585
01/01/2012 to 12/31/2012	$9.62805	$9.42621	856,782
01/01/2013 to 12/31/2013	$9.42621	$9.22821	641,576
01/01/2014 to 12/31/2014	$9.22821	$9.03434	566,785
01/01/2015 to 12/31/2015	$9.03434	$8.84463	698,243
01/01/2016 to 12/31/2016	$8.84463	$8.65942	592,139
01/01/2017 to 12/31/2017	$8.65942	$8.50697	420,122
01/01/2018 to 12/31/2018	$8.50697	$8.43563	368,897
01/01/2019 to 12/31/2019	$8.43563	$8.39821	962,712
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98423	$10.75077	196,063
01/01/2011 to 12/31/2011	$10.75077	$10.85949	414,596
01/01/2012 to 12/31/2012	$10.85949	$12.10603	940,570
01/01/2013 to 12/31/2013	$12.10603	$12.70285	764,877
01/01/2014 to 12/31/2014	$12.70285	$12.75411	710,577
01/01/2015 to 12/31/2015	$12.75411	$12.04126	602,225
01/01/2016 to 12/31/2016	$12.04126	$13.60403	544,746
01/01/2017 to 12/31/2017	$13.60403	$14.31431	536,369
01/01/2018 to 12/31/2018	$14.31431	$13.73367	400,616
01/01/2019 to 12/31/2019	$13.73367	$15.50241	489,964
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99024	$10.60710	86,158
01/01/2011 to 12/31/2011	$10.60710	$9.95015	114,797
01/01/2012 to 12/31/2012	$9.95015	$11.38581	182,558
01/01/2013 to 12/31/2013	$11.38581	$15.59005	286,238
01/01/2014 to 12/31/2014	$15.59005	$17.36079	338,509
01/01/2015 to 12/31/2015	$17.36079	$15.66437	332,725
01/01/2016 to 12/31/2016	$15.66437	$18.38597	269,085
01/01/2017 to 12/31/2017	$18.38597	$21.45578	260,626
01/01/2018 to 12/31/2018	$21.45578	$18.03031	230,662
01/01/2019 to 12/31/2019	$18.03031	$22.86306	355,128
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92909	$11.24449	120,209
01/01/2011 to 12/31/2011	$11.24449	$9.58589	187,387
01/01/2012 to 12/31/2012	$9.58589	$11.29559	297,821
01/01/2013 to 12/31/2013	$11.29559	$13.16577	288,766
01/01/2014 to 12/31/2014	$13.16577	$12.17716	295,040
01/01/2015 to 12/31/2015	$12.17716	$12.29675	284,441
01/01/2016 to 12/31/2016	$12.29675	$11.58431	249,759
01/01/2017 to 12/31/2017	$11.58431	$15.35957	248,199
01/01/2018 to 12/31/2018	$15.35957	$13.03078	273,779
01/01/2019 to 12/31/2019	$13.03078	$16.85372	343,094
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92896	$10.78368	128,205
01/01/2011 to 12/31/2011	$10.78368	$9.23249	198,630
01/01/2012 to 12/31/2012	$9.23249	$10.54563	279,772
01/01/2013 to 12/31/2013	$10.54563	$12.33410	307,502
01/01/2014 to 12/31/2014	$12.33410	$11.26549	290,198
01/01/2015 to 12/31/2015	$11.26549	$11.11906	284,240
01/01/2016 to 12/31/2016	$11.11906	$10.94929	266,840
01/01/2017 to 12/31/2017	$10.94929	$13.16563	231,803
01/01/2018 to 12/31/2018	$13.16563	$10.80802	193,720
01/01/2019 to 12/31/2019	$10.80802	$12.69965	266,372

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00649	$10.58844	161
01/01/2011 to 12/31/2011	$10.58844	$11.65657	28,245,185
01/01/2012 to 12/31/2012	$11.65657	$12.48437	12,185,297
01/01/2013 to 12/31/2013	$12.48437	$11.83322	2,586,723
01/01/2014 to 12/31/2014	$11.83322	$12.36430	3,220,720
01/01/2015 to 12/31/2015	$12.36430	$12.24661	11,855,244
01/01/2016 to 12/31/2016	$12.24661	$12.49409	12,647,205
01/01/2017 to 12/31/2017	$12.49409	$12.75993	5,679,633
01/01/2018 to 12/31/2018	$12.75993	$12.45717	21,385,132
01/01/2019 to 12/31/2019	$12.45717	$13.56524	12,569,169
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97649	$10.86001	2,174,610
01/01/2011 to 12/31/2011	$10.86001	$10.57177	3,640,539
01/01/2012 to 12/31/2012	$10.57177	$11.75519	6,361,180
01/01/2013 to 12/31/2013	$11.75519	$13.38210	6,280,168
01/01/2014 to 12/31/2014	$13.38210	$13.93493	5,980,304
01/01/2015 to 12/31/2015	$13.93493	$13.49945	5,268,824
01/01/2016 to 12/31/2016	$13.49945	$13.90612	4,706,004
01/01/2017 to 12/31/2017	$13.90612	$15.92331	4,506,158
01/01/2018 to 12/31/2018	$15.92331	$14.43807	3,576,352
01/01/2019 to 12/31/2019	$14.43807	$16.88134	3,677,106
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92161	$10.54608	312,059
01/01/2011 to 12/31/2011	$10.54608	$9.38012	471,899
01/01/2012 to 12/31/2012	$9.38012	$11.19486	754,667
01/01/2013 to 12/31/2013	$11.19486	$12.64339	834,403
01/01/2014 to 12/31/2014	$12.64339	$11.58999	865,385
01/01/2015 to 12/31/2015	$11.58999	$11.02943	754,096
01/01/2016 to 12/31/2016	$11.02943	$11.00699	732,940
01/01/2017 to 12/31/2017	$11.00699	$13.96977	760,676
01/01/2018 to 12/31/2018	$13.96977	$11.28582	614,270
01/01/2019 to 12/31/2019	$11.28582	$14.05673	796,199
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.57605	1,900,708
01/01/2011 to 12/31/2011	$10.57605	$10.37847	3,919,930
01/01/2012 to 12/31/2012	$10.37847	$11.24938	6,213,028
01/01/2013 to 12/31/2013	$11.24938	$12.22821	6,104,537
01/01/2014 to 12/31/2014	$12.22821	$12.62374	5,567,461
01/01/2015 to 12/31/2015	$12.62374	$12.33605	4,924,098
01/01/2016 to 12/31/2016	$12.33605	$12.54118	4,480,898
01/01/2017 to 12/31/2017	$12.54118	$13.76941	4,137,229
01/01/2018 to 12/31/2018	$13.76941	$12.78772	3,244,160
01/01/2019 to 12/31/2019	$12.78772	$14.34816	3,639,783
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97111	$10.76470	87,860
01/01/2011 to 12/31/2011	$10.76470	$10.60883	166,469
01/01/2012 to 12/31/2012	$10.60883	$11.96308	366,380
01/01/2013 to 12/31/2013	$11.96308	$15.98615	359,521
01/01/2014 to 12/31/2014	$15.98615	$17.13785	364,972
01/01/2015 to 12/31/2015	$17.13785	$18.56219	390,119
01/01/2016 to 12/31/2016	$18.56219	$17.90707	365,110
01/01/2017 to 12/31/2017	$17.90707	$23.81386	368,003
01/01/2018 to 12/31/2018	$23.81386	$22.93529	322,193
01/01/2019 to 12/31/2019	$22.93529	$29.77423	342,016

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99236	$11.29330	189,485
01/01/2011 to 12/31/2011	$11.29330	$10.95551	336,887
01/01/2012 to 12/31/2012	$10.95551	$12.04063	653,350
01/01/2013 to 12/31/2013	$12.04063	$16.10352	577,122
01/01/2014 to 12/31/2014	$16.10352	$17.43484	900,638
01/01/2015 to 12/31/2015	$17.43484	$18.78781	698,619
01/01/2016 to 12/31/2016	$18.78781	$19.41983	659,126
01/01/2017 to 12/31/2017	$19.41983	$25.28556	587,964
01/01/2018 to 12/31/2018	$25.28556	$24.08630	446,688
01/01/2019 to 12/31/2019	$24.08630	$31.03918	500,603
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98739	$10.88308	313,949
01/01/2011 to 12/31/2011	$10.88308	$10.32113	453,670
01/01/2012 to 12/31/2012	$10.32113	$12.43595	818,069
01/01/2013 to 12/31/2013	$12.43595	$15.53932	924,018
01/01/2014 to 12/31/2014	$15.53932	$15.76524	893,148
01/01/2015 to 12/31/2015	$15.76524	$15.20794	811,824
01/01/2016 to 12/31/2016	$15.20794	$15.94814	766,672
01/01/2017 to 12/31/2017	$15.94814	$19.33665	694,836
01/01/2018 to 12/31/2018	$19.33665	$17.12009	543,668
01/01/2019 to 12/31/2019	$17.12009	$21.78151	564,922
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.29169	895,325
01/01/2013 to 12/31/2013	$10.29169	$11.98140	1,114,810
01/01/2014 to 12/31/2014	$11.98140	$12.33254	1,170,124
01/01/2015 to 12/31/2015	$12.33254	$11.92365	1,004,244
01/01/2016 to 12/31/2016	$11.92365	$12.17840	910,753
01/01/2017 to 12/31/2017	$12.17840	$13.88984	910,757
01/01/2018 to 12/31/2018	$13.88984	$12.47141	738,498
01/01/2019 to 12/31/2019	$12.47141	$14.98878	731,636
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.85871	69,804
01/01/2011 to 12/31/2011	$10.85871	$10.56782	101,083
01/01/2012 to 12/31/2012	$10.56782	$12.11316	249,054
01/01/2013 to 12/31/2013	$12.11316	$16.21185	263,789
01/01/2014 to 12/31/2014	$16.21185	$17.25380	286,582
01/01/2015 to 12/31/2015	$17.25380	$18.11252	198,780
01/01/2016 to 12/31/2016	$18.11252	$18.07191	191,987
01/01/2017 to 12/31/2017	$18.07191	$23.12682	179,148
01/01/2018 to 12/31/2018	$23.12682	$23.12527	174,478
01/01/2019 to 12/31/2019	$23.12527	$31.19273	219,687
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99826	$10.17946	487
01/01/2013 to 12/31/2013	$10.17946	$13.40436	30,115
01/01/2014 to 12/31/2014	$13.40436	$14.46368	66,282
01/01/2015 to 12/31/2015	$14.46368	$14.05744	124,089
01/01/2016 to 12/31/2016	$14.05744	$15.61340	198,007
01/01/2017 to 12/31/2017	$15.61340	$17.93707	273,196
01/01/2018 to 12/31/2018	$17.93707	$15.77605	191,046
01/01/2019 to 12/31/2019	$15.77605	$19.97742	252,229

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01958	$11.40273	352,049
01/01/2011 to 12/31/2011	$11.40273	$10.83119	496,956
01/01/2012 to 12/31/2012	$10.83119	$12.68323	836,897
01/01/2013 to 12/31/2013	$12.68323	$16.41409	857,598
01/01/2014 to 12/31/2014	$16.41409	$17.92176	770,824
01/01/2015 to 12/31/2015	$17.92176	$16.54789	1,378,929
01/01/2016 to 12/31/2016	$16.54789	$16.46765	1,308,923
01/01/2017 to 12/31/2017	$16.46765	$20.49067	1,139,274
01/01/2018 to 12/31/2018	$20.49067	$19.18568	936,737
01/01/2019 to 12/31/2019	$19.18568	$24.44678	1,021,020
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99081	$11.22185	182,245
01/01/2011 to 12/31/2011	$11.22185	$10.71360	279,795
01/01/2012 to 12/31/2012	$10.71360	$12.28480	466,088
01/01/2013 to 12/31/2013	$12.28480	$17.07924	611,307
01/01/2014 to 12/31/2014	$17.07924	$19.10337	646,008
01/01/2015 to 12/31/2015	$19.10337	$17.64787	610,672
01/01/2016 to 12/31/2016	$17.64787	$20.42786	634,200
01/01/2017 to 12/31/2017	$20.42786	$22.75780	593,925
01/01/2018 to 12/31/2018	$22.75780	$18.61396	442,842
01/01/2019 to 12/31/2019	$18.61396	$22.05268	547,806
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93873	$11.66195	476,936
01/01/2011 to 12/31/2011	$11.66195	$9.10284	664,092
01/01/2012 to 12/31/2012	$9.10284	$10.50918	1,181,912
01/01/2013 to 12/31/2013	$10.50918	$10.31145	1,168,271
01/01/2014 to 12/31/2014	$10.31145	$9.62209	1,032,136
01/01/2015 to 12/31/2015	$9.62209	$7.84425	931,152
01/01/2016 to 12/31/2016	$7.84425	$8.62930	840,971
01/01/2017 to 12/31/2017	$8.62930	$10.67714	878,413
01/01/2018 to 12/31/2018	$10.67714	$8.98352	744,679
01/01/2019 to 12/31/2019	$8.98352	$9.96887	995,878
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98922	$10.58499	4,586,837
01/01/2011 to 12/31/2011	$10.58499	$10.46635	10,310,852
01/01/2012 to 12/31/2012	$10.46635	$11.30921	16,150,559
01/01/2013 to 12/31/2013	$11.30921	$12.09170	15,260,664
01/01/2014 to 12/31/2014	$12.09170	$12.52144	14,101,630
01/01/2015 to 12/31/2015	$12.52144	$12.27605	12,732,885
01/01/2016 to 12/31/2016	$12.27605	$12.68287	11,691,694
01/01/2017 to 12/31/2017	$12.68287	$13.67509	10,989,323
01/01/2018 to 12/31/2018	$13.67509	$13.00614	9,206,580
01/01/2019 to 12/31/2019	$13.00614	$14.60987	10,642,439
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01818	$10.06267	48,356
01/01/2012 to 12/31/2012	$10.06267	$10.55146	348,835
01/01/2013 to 12/31/2013	$10.55146	$10.09089	425,576
01/01/2014 to 12/31/2014	$10.09089	$10.47775	498,444
01/01/2015 to 12/31/2015	$10.47775	$10.23026	624,104
01/01/2016 to 12/31/2016	$10.23026	$10.43751	574,988
01/01/2017 to 12/31/2017	$10.43751	$10.79838	582,280
01/01/2018 to 12/31/2018	$10.79838	$10.48440	583,620
01/01/2019 to 12/31/2019	$10.48440	$11.26551	789,958

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96325	$11.49547	3,712,117
01/01/2011 to 12/31/2011	$11.49547	$10.55499	5,954,130
01/01/2012 to 12/31/2012	$10.55499	$11.66811	10,641,823
01/01/2013 to 12/31/2013	$11.66811	$13.36799	11,234,481
01/01/2014 to 12/31/2014	$13.36799	$14.29091	11,027,596
01/01/2015 to 12/31/2015	$14.29091	$13.90511	18,528,500
01/01/2016 to 12/31/2016	$13.90511	$14.98807	17,001,349
01/01/2017 to 12/31/2017	$14.98807	$17.03621	26,046,854
01/01/2018 to 12/31/2018	$17.03621	$15.40978	20,008,167
01/01/2019 to 12/31/2019	$15.40978	$17.97954	22,346,922
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.87869	60,348
01/01/2011 to 12/31/2011	$10.87869	$11.01886	118,986
01/01/2012 to 12/31/2012	$11.01886	$12.81560	223,207
01/01/2013 to 12/31/2013	$12.81560	$16.61507	238,283
01/01/2014 to 12/31/2014	$16.61507	$19.06605	315,106
01/01/2015 to 12/31/2015	$19.06605	$19.24041	327,003
01/01/2016 to 12/31/2016	$19.24041	$21.63385	298,638
01/01/2017 to 12/31/2017	$21.63385	$25.89381	286,427
01/01/2018 to 12/31/2018	$25.89381	$23.26422	235,218
01/01/2019 to 12/31/2019	$23.26422	$28.34790	302,555
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99826	$8.87255	0
01/01/2012 to 12/31/2012	$8.87255	$9.82884	0
01/01/2013 to 12/31/2013	$9.82884	$11.77773	0
01/01/2014 to 12/31/2014	$11.77773	$12.27998	0
01/01/2015 to 12/31/2015	$12.27998	$12.04019	0
01/01/2016 to 12/31/2016	$12.04019	$12.53316	0
01/01/2017 to 12/31/2017	$12.53316	$14.50269	0
01/01/2018 to 12/31/2018	$14.50269	$13.26972	0
01/01/2019 to 12/31/2019	$13.26972	$15.74582	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97159	$12.14387	134,008
01/01/2011 to 12/31/2011	$12.14387	$10.33026	272,000
01/01/2012 to 12/31/2012	$10.33026	$12.14309	472,973
01/01/2013 to 12/31/2013	$12.14309	$16.73995	485,972
01/01/2014 to 12/31/2014	$16.73995	$17.19813	441,793
01/01/2015 to 12/31/2015	$17.19813	$17.06163	393,502
01/01/2016 to 12/31/2016	$17.06163	$17.99015	341,177
01/01/2017 to 12/31/2017	$17.99015	$22.49062	292,969
01/01/2018 to 12/31/2018	$22.49062	$19.62824	234,725
01/01/2019 to 12/31/2019	$19.62824	$26.22656	279,857
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96064	$12.60328	196,458
01/01/2011 to 12/31/2011	$12.60328	$12.21817	299,003
01/01/2012 to 12/31/2012	$12.21817	$13.41755	577,925
01/01/2013 to 12/31/2013	$13.41755	$17.75618	609,853
01/01/2014 to 12/31/2014	$17.75618	$18.04719	496,075
01/01/2015 to 12/31/2015	$18.04719	$17.80700	436,884
01/01/2016 to 12/31/2016	$17.80700	$19.53933	416,555
01/01/2017 to 12/31/2017	$19.53933	$23.70528	393,111
01/01/2018 to 12/31/2018	$23.70528	$21.25441	341,756
01/01/2019 to 12/31/2019	$21.25441	$27.07555	392,565

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96407	$11.45416	105,127
01/01/2011 to 12/31/2011	$11.45416	$10.54377	159,251
01/01/2012 to 12/31/2012	$10.54377	$12.19664	281,664
01/01/2013 to 12/31/2013	$12.19664	$16.40654	310,561
01/01/2014 to 12/31/2014	$16.40654	$16.90814	275,770
01/01/2015 to 12/31/2015	$16.90814	$15.83959	223,450
01/01/2016 to 12/31/2016	$15.83959	$20.03660	242,821
01/01/2017 to 12/31/2017	$20.03660	$21.05817	245,215
01/01/2018 to 12/31/2018	$21.05817	$17.09362	157,914
01/01/2019 to 12/31/2019	$17.09362	$20.41278	232,274
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99195	$10.68099	4,889,068
01/01/2011 to 12/31/2011	$10.68099	$10.66444	10,210,336
01/01/2012 to 12/31/2012	$10.66444	$11.84920	20,138,252
01/01/2013 to 12/31/2013	$11.84920	$13.55300	20,387,641
01/01/2014 to 12/31/2014	$13.55300	$14.04852	19,676,026
01/01/2015 to 12/31/2015	$14.04852	$13.75930	23,116,289
01/01/2016 to 12/31/2016	$13.75930	$14.48726	21,511,034
01/01/2017 to 12/31/2017	$14.48726	$16.36920	19,801,328
01/01/2018 to 12/31/2018	$16.36920	$15.16999	16,869,578
01/01/2019 to 12/31/2019	$15.16999	$17.94723	18,199,247
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97083	$11.12457	438,944
01/01/2011 to 12/31/2011	$11.12457	$10.70663	741,977
01/01/2012 to 12/31/2012	$10.70663	$12.32438	1,368,551
01/01/2013 to 12/31/2013	$12.32438	$17.37774	1,413,534
01/01/2014 to 12/31/2014	$17.37774	$18.43263	1,374,787
01/01/2015 to 12/31/2015	$18.43263	$19.77495	1,118,028
01/01/2016 to 12/31/2016	$19.77495	$19.88294	1,104,974
01/01/2017 to 12/31/2017	$19.88294	$26.84167	1,090,526
01/01/2018 to 12/31/2018	$26.84167	$27.29090	958,308
01/01/2019 to 12/31/2019	$27.29090	$34.26036	1,185,084
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98586	$10.65635	38,110
01/01/2011 to 12/31/2011	$10.65635	$10.38154	203,130
01/01/2012 to 12/31/2012	$10.38154	$11.52522	518,378
01/01/2013 to 12/31/2013	$11.52522	$15.19051	475,590
01/01/2014 to 12/31/2014	$15.19051	$15.10316	391,110
01/01/2015 to 12/31/2015	$15.10316	$13.88932	362,052
01/01/2016 to 12/31/2016	$13.88932	$14.43178	344,813
01/01/2017 to 12/31/2017	$14.43178	$16.46836	312,426
01/01/2018 to 12/31/2018	$16.46836	$14.55517	272,714
01/01/2019 to 12/31/2019	$14.55517	$17.95016	1,254,044
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85951	$11.46379	573,055
01/01/2011 to 12/31/2011	$11.46379	$9.54897	868,367
01/01/2012 to 12/31/2012	$9.54897	$9.68622	1,414,997
01/01/2013 to 12/31/2013	$9.68622	$10.94133	1,407,132
01/01/2014 to 12/31/2014	$10.94133	$9.81585	1,377,339
01/01/2015 to 12/31/2015	$9.81585	$7.75949	1,373,414
01/01/2016 to 12/31/2016	$7.75949	$9.46706	1,195,413
01/01/2017 to 12/31/2017	$9.46706	$10.22409	1,178,685
01/01/2018 to 12/31/2018	$10.22409	$8.34146	825,711
01/01/2019 to 12/31/2019	$8.34146	$9.54372	1,193,807

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97994	$10.29998	205,208
01/01/2011 to 12/31/2011	$10.29998	$10.49994	382,952
01/01/2012 to 12/31/2012	$10.49994	$10.81629	574,782
01/01/2013 to 12/31/2013	$10.81629	$10.19168	601,580
01/01/2014 to 12/31/2014	$10.19168	$10.03320	566,789
01/01/2015 to 12/31/2015	$10.03320	$9.36886	466,102
01/01/2016 to 12/31/2016	$9.36886	$9.57221	446,041
01/01/2017 to 12/31/2017	$9.57221	$9.56300	471,699
01/01/2018 to 12/31/2018	$9.56300	$9.54828	350,882
01/01/2019 to 12/31/2019	$9.54828	$9.49765	488,053
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98852	$11.48881	123,513
01/01/2011 to 12/31/2011	$11.48881	$10.85968	189,254
01/01/2012 to 12/31/2012	$10.85968	$12.58860	342,440
01/01/2013 to 12/31/2013	$12.58860	$16.31935	366,853
01/01/2014 to 12/31/2014	$16.31935	$18.36824	328,204
01/01/2015 to 12/31/2015	$18.36824	$16.79407	318,024
01/01/2016 to 12/31/2016	$16.79407	$18.74335	274,958
01/01/2017 to 12/31/2017	$18.74335	$21.75133	229,819
01/01/2018 to 12/31/2018	$21.75133	$17.77316	167,180
01/01/2019 to 12/31/2019	$17.77316	$20.73121	220,177
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99826	$8.81016	931,127
01/01/2012 to 12/31/2012	$8.81016	$9.57427	2,504,847
01/01/2013 to 12/31/2013	$9.57427	$11.29515	3,282,509
01/01/2014 to 12/31/2014	$11.29515	$11.66673	3,551,805
01/01/2015 to 12/31/2015	$11.66673	$11.34940	3,025,807
01/01/2016 to 12/31/2016	$11.34940	$11.83661	2,631,494
01/01/2017 to 12/31/2017	$11.83661	$13.16397	2,564,704
01/01/2018 to 12/31/2018	$13.16397	$12.24203	2,128,075
01/01/2019 to 12/31/2019	$12.24203	$14.44827	2,080,429
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.38898	637,730
01/01/2011 to 12/31/2011	$10.38898	$10.78389	1,103,783
01/01/2012 to 12/31/2012	$10.78389	$11.38606	1,945,738
01/01/2013 to 12/31/2013	$11.38606	$10.98046	2,105,634
01/01/2014 to 12/31/2014	$10.98046	$11.52347	2,225,446
01/01/2015 to 12/31/2015	$11.52347	$11.42096	2,153,202
01/01/2016 to 12/31/2016	$11.42096	$11.75748	2,310,203
01/01/2017 to 12/31/2017	$11.75748	$12.23735	2,316,088
01/01/2018 to 12/31/2018	$12.23735	$11.70770	3,166,374
01/01/2019 to 12/31/2019	$11.70770	$12.87172	3,826,800
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96738	$10.76360	1,982,880
01/01/2011 to 12/31/2011	$10.76360	$10.23677	1,624,541
01/01/2012 to 12/31/2012	$10.23677	$11.25791	1,330,124
01/01/2013 to 12/31/2013	$11.25791	$12.09609	955,571
01/01/2014 to 12/31/2014	$12.09609	$12.26912	696,255
01/01/2015 to 12/31/2015	$12.26912	$11.60105	281,680
01/01/2016 to 12/31/2016	$11.60105	$12.05305	197,525
01/01/2017 to 12/31/2017	$12.05305	$13.25866	198,645
01/01/2018 to 12/31/2018	$13.25866	$11.89825	69,191
01/01/2019 to 12/31/2019	$11.89825	$13.49093	25,354
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97807	$10.86903	1,426,285
01/01/2011 to 12/31/2011	$10.86903	$10.63140	1,184,101
01/01/2012 to 12/31/2012	$10.63140	$11.80420	1,178,277
01/01/2013 to 12/31/2013	$11.80420	$13.44221	940,524
01/01/2014 to 12/31/2014	$13.44221	$13.93521	645,641
01/01/2015 to 12/31/2015	$13.93521	$13.72405	297,367
01/01/2016 to 12/31/2016	$13.72405	$14.36201	240,475
01/01/2017 to 12/31/2017	$14.36201	$16.40782	208,352
01/01/2018 to 12/31/2018	$16.40782	$15.08486	73,187
01/01/2019 to 12/31/2019	$15.08486	$17.95958	46,259
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98715	$10.75566	380,072
01/01/2011 to 12/31/2011	$10.75566	$10.31779	266,575
01/01/2012 to 12/31/2012	$10.31779	$11.11657	238,332
01/01/2013 to 12/31/2013	$11.11657	$12.21187	138,116
01/01/2014 to 12/31/2014	$12.21187	$12.54429	155,391
01/01/2015 to 12/31/2015	$12.54429	$12.23535	112,760
01/01/2016 to 12/31/2016	$12.23535	$12.53023	82,901
01/01/2017 to 12/31/2017	$12.53023	$14.23020	87,202
01/01/2018 to 12/31/2018	$14.23020	$12.80249	26,744
01/01/2019 to 12/31/2019	$12.80249	$14.76547	20,456
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98834	$10.72203	2,364,506
01/01/2011 to 12/31/2011	$10.72203	$10.34844	1,461,557
01/01/2012 to 12/31/2012	$10.34844	$11.37141	1,327,342
01/01/2013 to 12/31/2013	$11.37141	$13.07048	1,084,043
01/01/2014 to 12/31/2014	$13.07048	$13.60269	793,257
01/01/2015 to 12/31/2015	$13.60269	$13.35307	408,283
01/01/2016 to 12/31/2016	$13.35307	$13.86830	277,964
01/01/2017 to 12/31/2017	$13.86830	$15.56997	296,837
01/01/2018 to 12/31/2018	$15.56997	$14.45940	129,314
01/01/2019 to 12/31/2019	$14.45940	$16.86994	64,013

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99809	$9.12620	16,940
01/01/2012 to 12/31/2012	$9.12620	$9.97667	55,542
01/01/2013 to 12/31/2013	$9.97667	$10.80518	57,583
01/01/2014 to 12/31/2014	$10.80518	$11.07340	27,998
01/01/2015 to 12/31/2015	$11.07340	$10.49404	20,891
01/01/2016 to 12/31/2016	$10.49404	$10.96688	28,751
01/01/2017 to 12/31/2017	$10.96688	$12.06665	21,095
01/01/2018 to 12/31/2018	$12.06665	$11.16542	3,300
01/01/2019 to 12/31/2019	$11.16542	$12.83089	2,738
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00751	$10.05274	127,840
01/01/2011 to 12/31/2011	$10.05274	$10.04285	173,864
01/01/2012 to 12/31/2012	$10.04285	$10.27228	74,789
01/01/2013 to 12/31/2013	$10.27228	$9.81790	241,886
01/01/2014 to 12/31/2014	$9.81790	$9.58291	313,590
01/01/2015 to 12/31/2015	$9.58291	$9.40784	209,042
01/01/2016 to 12/31/2016	$9.40784	$9.34229	143,241
01/01/2017 to 12/31/2017	$9.34229	$9.28330	144,230
01/01/2018 to 12/31/2018	$9.28330	$9.13630	61,713
01/01/2019 to 12/31/2019	$9.13630	$9.33871	28,818
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00643	$10.32475	904,921
01/01/2011 to 12/31/2011	$10.32475	$10.40836	596,566
01/01/2012 to 12/31/2012	$10.40836	$11.11653	610,011
01/01/2013 to 12/31/2013	$11.11653	$10.66129	478,791
01/01/2014 to 12/31/2014	$10.66129	$10.85686	415,361
01/01/2015 to 12/31/2015	$10.85686	$10.38362	218,374
01/01/2016 to 12/31/2016	$10.38362	$10.57422	215,833
01/01/2017 to 12/31/2017	$10.57422	$10.78227	151,390
01/01/2018 to 12/31/2018	$10.78227	$10.46331	55,618
01/01/2019 to 12/31/2019	$10.46331	$11.16573	34,776
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99809	$10.60163	0
01/01/2011 to 12/31/2011	$10.60163	$12.01278	0
01/01/2012 to 12/31/2012	$12.01278	$12.42372	647,618
01/01/2013 to 12/31/2013	$12.42372	$11.55152	396,527
01/01/2014 to 12/31/2014	$11.55152	$11.76707	149,647
01/01/2015 to 12/31/2015	$11.76707	$11.61949	158,497
01/01/2016 to 12/31/2016	$11.61949	$11.51704	137,196
01/01/2017 to 12/31/2017	$11.51704	$11.33848	129,650
01/01/2018 to 12/31/2018	$11.33848	$11.13899	1,084,044
01/01/2019 to 12/31/2019	$11.13899	$11.03528	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00891	$10.63229	0
01/01/2011 to 12/31/2011	$10.63229	$12.32822	18,382
01/01/2012 to 12/31/2012	$12.32822	$12.80538	2,953
01/01/2013 to 12/31/2013	$12.80538	$11.69563	856,375
01/01/2014 to 12/31/2014	$11.69563	$12.13039	668,353
01/01/2015 to 12/31/2015	$12.13039	$12.03229	469,863
01/01/2016 to 12/31/2016	$12.03229	$11.98615	251,700
01/01/2017 to 12/31/2017	$11.98615	$11.81485	122,925
01/01/2018 to 12/31/2018	$11.81485	$11.57527	113,781
01/01/2019 to 12/31/2019	$11.57527	$11.70445	366,362

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00784	$10.73369	0
01/01/2011 to 12/31/2011	$10.73369	$12.61630	3,859,454
01/01/2012 to 12/31/2012	$12.61630	$13.16317	3,570,965
01/01/2013 to 12/31/2013	$13.16317	$11.96003	1,878,838
01/01/2014 to 12/31/2014	$11.96003	$12.58253	2,162,451
01/01/2015 to 12/31/2015	$12.58253	$12.51228	1,995,116
01/01/2016 to 12/31/2016	$12.51228	$12.47376	1,330,486
01/01/2017 to 12/31/2017	$12.47376	$12.38018	656,702
01/01/2018 to 12/31/2018	$12.38018	$12.10205	611,486
01/01/2019 to 12/31/2019	$12.10205	$12.42299	247,257
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.95962	1,120,790
01/01/2012 to 12/31/2012	$11.95962	$12.36732	1,828,179
01/01/2013 to 12/31/2013	$12.36732	$10.90536	1,447,347
01/01/2014 to 12/31/2014	$10.90536	$11.75937	812,449
01/01/2015 to 12/31/2015	$11.75937	$11.72977	1,660,056
01/01/2016 to 12/31/2016	$11.72977	$11.66990	1,328,785
01/01/2017 to 12/31/2017	$11.66990	$11.58096	471,525
01/01/2018 to 12/31/2018	$11.58096	$11.29641	339,562
01/01/2019 to 12/31/2019	$11.29641	$11.68680	158,796
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34590	257,143
01/01/2013 to 12/31/2013	$10.34590	$9.07699	3,160,323
01/01/2014 to 12/31/2014	$9.07699	$9.98740	1,234,695
01/01/2015 to 12/31/2015	$9.98740	$10.02192	44,736
01/01/2016 to 12/31/2016	$10.02192	$9.97904	272,403
01/01/2017 to 12/31/2017	$9.97904	$9.91543	58,496
01/01/2018 to 12/31/2018	$9.91543	$9.66060	128,690
01/01/2019 to 12/31/2019	$9.66060	$10.05275	19,743
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70488	473,545
01/01/2014 to 12/31/2014	$8.70488	$9.74562	897,728
01/01/2015 to 12/31/2015	$9.74562	$9.79194	41,302
01/01/2016 to 12/31/2016	$9.79194	$9.74958	4,809
01/01/2017 to 12/31/2017	$9.74958	$9.68628	463,674
01/01/2018 to 12/31/2018	$9.68628	$9.40135	583,835
01/01/2019 to 12/31/2019	$9.40135	$9.91592	43,780
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24540	254,897
01/01/2015 to 12/31/2015	$11.24540	$11.20625	2,629,591
01/01/2016 to 12/31/2016	$11.20625	$11.21982	317,798
01/01/2017 to 12/31/2017	$11.21982	$11.16296	116,584
01/01/2018 to 12/31/2018	$11.16296	$10.82474	1,121,650
01/01/2019 to 12/31/2019	$10.82474	$11.49770	114,042
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88722	296,254
01/01/2016 to 12/31/2016	$9.88722	$9.86091	1,586,240
01/01/2017 to 12/31/2017	$9.86091	$9.86801	915,738
01/01/2018 to 12/31/2018	$9.86801	$9.53963	610,279
01/01/2019 to 12/31/2019	$9.53963	$10.25497	159,976
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99746	$9.82927	1,250,303
01/01/2017 to 12/31/2017	$9.82927	$9.86166	765,645
01/01/2018 to 12/31/2018	$9.86166	$9.51243	699,433
01/01/2019 to 12/31/2019	$9.51243	$10.28687	105,278

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99745	$9.98561	65,153
01/01/2018 to 12/31/2018	$9.98561	$9.55422	457,091
01/01/2019 to 12/31/2019	$9.55422	$10.41618	50,065
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99745	$9.61243	33,503
01/01/2019 to 12/31/2019	$9.61243	$10.54623	53,895
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99873	$11.17699	56,389
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97725	$10.80239	2,173,767
01/01/2011 to 12/31/2011	$10.80239	$10.29819	1,486,802
01/01/2012 to 12/31/2012	$10.29819	$11.44169	1,337,502
01/01/2013 to 12/31/2013	$11.44169	$13.71394	1,360,711
01/01/2014 to 12/31/2014	$13.71394	$14.33579	1,272,897
01/01/2015 to 12/31/2015	$14.33579	$14.08079	726,162
01/01/2016 to 12/31/2016	$14.08079	$14.69822	516,836
01/01/2017 to 12/31/2017	$14.69822	$16.93035	533,427
01/01/2018 to 12/31/2018	$16.93035	$15.51040	206,713
01/01/2019 to 12/31/2019	$15.51040	$18.52511	197,932
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59720	9,115
01/01/2014 to 12/31/2014	$11.59720	$12.87257	4,627
01/01/2015 to 12/31/2015	$12.87257	$12.12727	2,953
01/01/2016 to 12/31/2016	$12.12727	$13.61387	8,794
01/01/2017 to 12/31/2017	$13.61387	$15.74958	22,728
01/01/2018 to 12/31/2018	$15.74958	$14.65209	10,164
01/01/2019 to 12/31/2019	$14.65209	$18.75730	4,831
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96976	$11.51275	20,879
01/01/2011 to 12/31/2011	$11.51275	$10.68145	12,375
01/01/2012 to 12/31/2012	$10.68145	$13.23265	11,547
01/01/2013 to 12/31/2013	$13.23265	$13.49041	13,629
01/01/2014 to 12/31/2014	$13.49041	$15.01538	14,908
01/01/2015 to 12/31/2015	$15.01538	$14.65689	4,941
01/01/2016 to 12/31/2016	$14.65689	$14.44880	9,661
01/01/2017 to 12/31/2017	$14.44880	$15.65417	7,790
01/01/2018 to 12/31/2018	$15.65417	$14.57188	2,218
01/01/2019 to 12/31/2019	$14.57188	$17.81396	566
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95948	$11.75243	51,593
01/01/2011 to 12/31/2011	$11.75243	$12.23924	33,996
01/01/2012 to 12/31/2012	$12.23924	$13.79249	84,179
01/01/2013 to 12/31/2013	$13.79249	$13.89752	71,435
01/01/2014 to 12/31/2014	$13.89752	$17.77560	35,695
01/01/2015 to 12/31/2015	$17.77560	$18.20804	14,442
01/01/2016 to 12/31/2016	$18.20804	$18.64698	20,911
01/01/2017 to 12/31/2017	$18.64698	$19.35710	16,518
01/01/2018 to 12/31/2018	$19.35710	$18.01025	3,345
01/01/2019 to 12/31/2019	$18.01025	$23.08904	825

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97557	$10.98381	1,466,091
01/01/2011 to 12/31/2011	$10.98381	$10.57010	1,058,162
01/01/2012 to 12/31/2012	$10.57010	$11.42496	967,785
01/01/2013 to 12/31/2013	$11.42496	$12.80989	817,178
01/01/2014 to 12/31/2014	$12.80989	$12.90966	445,867
01/01/2015 to 12/31/2015	$12.90966	$12.73776	192,501
01/01/2016 to 12/31/2016	$12.73776	$12.97467	143,531
01/01/2017 to 12/31/2017	$12.97467	$14.76525	128,948
01/01/2018 to 12/31/2018	$14.76525	$13.30663	42,458
01/01/2019 to 12/31/2019	$13.30663	$15.60078	25,823
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98783	$10.67177	300,563
01/01/2011 to 12/31/2011	$10.67177	$10.37382	209,744
01/01/2012 to 12/31/2012	$10.37382	$11.16148	189,782
01/01/2013 to 12/31/2013	$11.16148	$11.97581	130,100
01/01/2014 to 12/31/2014	$11.97581	$12.17331	116,905
01/01/2015 to 12/31/2015	$12.17331	$11.78513	56,001
01/01/2016 to 12/31/2016	$11.78513	$12.11993	44,231
01/01/2017 to 12/31/2017	$12.11993	$13.29642	46,099
01/01/2018 to 12/31/2018	$13.29642	$12.07223	14,573
01/01/2019 to 12/31/2019	$12.07223	$13.68427	7,065
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96472	$11.45866	56,975
01/01/2011 to 12/31/2011	$11.45866	$11.34127	33,845
01/01/2012 to 12/31/2012	$11.34127	$12.81851	85,604
01/01/2013 to 12/31/2013	$12.81851	$17.38469	152,825
01/01/2014 to 12/31/2014	$17.38469	$18.20742	230,703
01/01/2015 to 12/31/2015	$18.20742	$16.81121	196,132
01/01/2016 to 12/31/2016	$16.81121	$20.41897	153,029
01/01/2017 to 12/31/2017	$20.41897	$22.38219	79,406
01/01/2018 to 12/31/2018	$22.38219	$18.78927	19,374
01/01/2019 to 12/31/2019	$18.78927	$22.51253	16,752
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99809	$9.81590	264,690
01/01/2011 to 12/31/2011	$9.81590	$9.59256	229,144
01/01/2012 to 12/31/2012	$9.59256	$9.37229	49,789
01/01/2013 to 12/31/2013	$9.37229	$9.15665	25,324
01/01/2014 to 12/31/2014	$9.15665	$8.94614	37,101
01/01/2015 to 12/31/2015	$8.94614	$8.74032	57,453
01/01/2016 to 12/31/2016	$8.74032	$8.53994	31,526
01/01/2017 to 12/31/2017	$8.53994	$8.37260	13,390
01/01/2018 to 12/31/2018	$8.37260	$8.28535	3,694
01/01/2019 to 12/31/2019	$8.28535	$8.23164	995
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98406	$10.73309	45,845
01/01/2011 to 12/31/2011	$10.73309	$10.81948	55,106
01/01/2012 to 12/31/2012	$10.81948	$12.03683	65,235
01/01/2013 to 12/31/2013	$12.03683	$12.60442	25,152
01/01/2014 to 12/31/2014	$12.60442	$12.62960	23,037
01/01/2015 to 12/31/2015	$12.62960	$11.89940	10,822
01/01/2016 to 12/31/2016	$11.89940	$13.41635	11,132
01/01/2017 to 12/31/2017	$13.41635	$14.08796	9,267
01/01/2018 to 12/31/2018	$14.08796	$13.48870	2,932
01/01/2019 to 12/31/2019	$13.48870	$15.19472	832

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99007	$10.58960	11,944
01/01/2011 to 12/31/2011	$10.58960	$9.91346	6,827
01/01/2012 to 12/31/2012	$9.91346	$11.32062	9,733
01/01/2013 to 12/31/2013	$11.32062	$15.46916	21,107
01/01/2014 to 12/31/2014	$15.46916	$17.19095	15,998
01/01/2015 to 12/31/2015	$17.19095	$15.47940	9,487
01/01/2016 to 12/31/2016	$15.47940	$18.13181	9,359
01/01/2017 to 12/31/2017	$18.13181	$21.11617	14,391
01/01/2018 to 12/31/2018	$21.11617	$17.70842	8,186
01/01/2019 to 12/31/2019	$17.70842	$22.40912	10,975
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92892	$11.22607	20,551
01/01/2011 to 12/31/2011	$11.22607	$9.55062	16,008
01/01/2012 to 12/31/2012	$9.55062	$11.23108	13,338
01/01/2013 to 12/31/2013	$11.23108	$13.06392	10,499
01/01/2014 to 12/31/2014	$13.06392	$12.05820	11,425
01/01/2015 to 12/31/2015	$12.05820	$12.15171	5,780
01/01/2016 to 12/31/2016	$12.15171	$11.42423	4,567
01/01/2017 to 12/31/2017	$11.42423	$15.11667	5,226
01/01/2018 to 12/31/2018	$15.11667	$12.79841	3,946
01/01/2019 to 12/31/2019	$12.79841	$16.51934	2,220
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92879	$10.76596	59,646
01/01/2011 to 12/31/2011	$10.76596	$9.19856	29,045
01/01/2012 to 12/31/2012	$9.19856	$10.48534	22,184
01/01/2013 to 12/31/2013	$10.48534	$12.23853	46,321
01/01/2014 to 12/31/2014	$12.23853	$11.15543	32,788
01/01/2015 to 12/31/2015	$11.15543	$10.98783	23,650
01/01/2016 to 12/31/2016	$10.98783	$10.79796	22,562
01/01/2017 to 12/31/2017	$10.79796	$12.95711	5,185
01/01/2018 to 12/31/2018	$12.95711	$10.61485	2,043
01/01/2019 to 12/31/2019	$10.61485	$12.44721	1,592
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97632	$10.84209	324,591
01/01/2011 to 12/31/2011	$10.84209	$10.53278	217,080
01/01/2012 to 12/31/2012	$10.53278	$11.68784	172,026
01/01/2013 to 12/31/2013	$11.68784	$13.27832	113,065
01/01/2014 to 12/31/2014	$13.27832	$13.79866	102,221
01/01/2015 to 12/31/2015	$13.79866	$13.33999	41,719
01/01/2016 to 12/31/2016	$13.33999	$13.71391	25,075
01/01/2017 to 12/31/2017	$13.71391	$15.67133	26,767
01/01/2018 to 12/31/2018	$15.67133	$14.18034	12,326
01/01/2019 to 12/31/2019	$14.18034	$16.54611	7,867
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92144	$10.52888	41,928
01/01/2011 to 12/31/2011	$10.52888	$9.34567	21,558
01/01/2012 to 12/31/2012	$9.34567	$11.13086	20,843
01/01/2013 to 12/31/2013	$11.13086	$12.54532	18,447
01/01/2014 to 12/31/2014	$12.54532	$11.47656	15,955
01/01/2015 to 12/31/2015	$11.47656	$10.89916	6,951
01/01/2016 to 12/31/2016	$10.89916	$10.85482	4,564
01/01/2017 to 12/31/2017	$10.85482	$13.74874	4,640
01/01/2018 to 12/31/2018	$13.74874	$11.08436	2,217
01/01/2019 to 12/31/2019	$11.08436	$13.77757	2,496

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.55869	328,331
01/01/2011 to 12/31/2011	$10.55869	$10.34036	191,622
01/01/2012 to 12/31/2012	$10.34036	$11.18508	172,799
01/01/2013 to 12/31/2013	$11.18508	$12.13349	137,547
01/01/2014 to 12/31/2014	$12.13349	$12.50029	79,933
01/01/2015 to 12/31/2015	$12.50029	$12.19051	45,125
01/01/2016 to 12/31/2016	$12.19051	$12.36794	30,767
01/01/2017 to 12/31/2017	$12.36794	$13.55149	33,677
01/01/2018 to 12/31/2018	$13.55149	$12.55951	15,561
01/01/2019 to 12/31/2019	$12.55951	$14.06328	6,548
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97094	$10.74695	27,515
01/01/2011 to 12/31/2011	$10.74695	$10.56966	9,400
01/01/2012 to 12/31/2012	$10.56966	$11.89459	9,717
01/01/2013 to 12/31/2013	$11.89459	$15.86218	4,863
01/01/2014 to 12/31/2014	$15.86218	$16.97024	4,849
01/01/2015 to 12/31/2015	$16.97024	$18.34311	11,903
01/01/2016 to 12/31/2016	$18.34311	$17.65976	3,417
01/01/2017 to 12/31/2017	$17.65976	$23.43708	2,964
01/01/2018 to 12/31/2018	$23.43708	$22.52610	1,812
01/01/2019 to 12/31/2019	$22.52610	$29.18324	1,082
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99219	$11.27468	47,226
01/01/2011 to 12/31/2011	$11.27468	$10.91510	27,111
01/01/2012 to 12/31/2012	$10.91510	$11.97169	25,846
01/01/2013 to 12/31/2013	$11.97169	$15.97874	14,177
01/01/2014 to 12/31/2014	$15.97874	$17.26455	26,576
01/01/2015 to 12/31/2015	$17.26455	$18.56636	9,083
01/01/2016 to 12/31/2016	$18.56636	$19.15200	8,809
01/01/2017 to 12/31/2017	$19.15200	$24.88609	128,468
01/01/2018 to 12/31/2018	$24.88609	$23.65703	74,856
01/01/2019 to 12/31/2019	$23.65703	$30.42379	30,337
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98722	$10.86514	54,255
01/01/2011 to 12/31/2011	$10.86514	$10.28312	47,905
01/01/2012 to 12/31/2012	$10.28312	$12.36479	50,071
01/01/2013 to 12/31/2013	$12.36479	$15.41885	515,310
01/01/2014 to 12/31/2014	$15.41885	$15.61113	719,675
01/01/2015 to 12/31/2015	$15.61113	$15.02861	545,107
01/01/2016 to 12/31/2016	$15.02861	$15.72804	388,844
01/01/2017 to 12/31/2017	$15.72804	$19.03087	325,390
01/01/2018 to 12/31/2018	$19.03087	$16.81466	143,620
01/01/2019 to 12/31/2019	$16.81466	$21.34931	73,354
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99809	$10.27736	20,434
01/01/2013 to 12/31/2013	$10.27736	$11.94018	53,780
01/01/2014 to 12/31/2014	$11.94018	$12.26499	12,446
01/01/2015 to 12/31/2015	$12.26499	$11.83407	4,754
01/01/2016 to 12/31/2016	$11.83407	$12.06220	2,344
01/01/2017 to 12/31/2017	$12.06220	$13.72931	4,455
01/01/2018 to 12/31/2018	$13.72931	$12.30195	2,074
01/01/2019 to 12/31/2019	$12.30195	$14.75490	599

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.84075	13,556
01/01/2011 to 12/31/2011	$10.84075	$10.52884	10,363
01/01/2012 to 12/31/2012	$10.52884	$12.04371	12,800
01/01/2013 to 12/31/2013	$12.04371	$16.08596	20,550
01/01/2014 to 12/31/2014	$16.08596	$17.08490	19,721
01/01/2015 to 12/31/2015	$17.08490	$17.89862	6,906
01/01/2016 to 12/31/2016	$17.89862	$17.82217	15,195
01/01/2017 to 12/31/2017	$17.82217	$22.76078	10,007
01/01/2018 to 12/31/2018	$22.76078	$22.71240	3,300
01/01/2019 to 12/31/2019	$22.71240	$30.57336	1,772
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99809	$10.17167	153
01/01/2013 to 12/31/2013	$10.17167	$13.36678	22,155
01/01/2014 to 12/31/2014	$13.36678	$14.39378	18,108
01/01/2015 to 12/31/2015	$14.39378	$13.96103	11,681
01/01/2016 to 12/31/2016	$13.96103	$15.47471	13,879
01/01/2017 to 12/31/2017	$15.47471	$17.74152	13,070
01/01/2018 to 12/31/2018	$17.74152	$15.57193	4,669
01/01/2019 to 12/31/2019	$15.57193	$19.67854	663
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01941	$11.38383	87,362
01/01/2011 to 12/31/2011	$11.38383	$10.79120	46,970
01/01/2012 to 12/31/2012	$10.79120	$12.61054	39,264
01/01/2013 to 12/31/2013	$12.61054	$16.28679	39,588
01/01/2014 to 12/31/2014	$16.28679	$17.74638	42,790
01/01/2015 to 12/31/2015	$17.74638	$16.35246	410,145
01/01/2016 to 12/31/2016	$16.35246	$16.23998	278,585
01/01/2017 to 12/31/2017	$16.23998	$20.16622	301,977
01/01/2018 to 12/31/2018	$20.16622	$18.84305	133,012
01/01/2019 to 12/31/2019	$18.84305	$23.96116	65,495
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99064	$11.20328	55,297
01/01/2011 to 12/31/2011	$11.20328	$10.67411	32,189
01/01/2012 to 12/31/2012	$10.67411	$12.21442	32,995
01/01/2013 to 12/31/2013	$12.21442	$16.94666	84,576
01/01/2014 to 12/31/2014	$16.94666	$18.91641	57,586
01/01/2015 to 12/31/2015	$18.91641	$17.43947	33,417
01/01/2016 to 12/31/2016	$17.43947	$20.14556	51,932
01/01/2017 to 12/31/2017	$20.14556	$22.39770	33,476
01/01/2018 to 12/31/2018	$22.39770	$18.28181	12,673
01/01/2019 to 12/31/2019	$18.28181	$21.61499	7,296
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93856	$11.64283	117,680
01/01/2011 to 12/31/2011	$11.64283	$9.06934	70,061
01/01/2012 to 12/31/2012	$9.06934	$10.44909	56,779
01/01/2013 to 12/31/2013	$10.44909	$10.23152	51,495
01/01/2014 to 12/31/2014	$10.23152	$9.52798	44,431
01/01/2015 to 12/31/2015	$9.52798	$7.75161	24,683
01/01/2016 to 12/31/2016	$7.75161	$8.51008	19,325
01/01/2017 to 12/31/2017	$8.51008	$10.50821	11,629
01/01/2018 to 12/31/2018	$10.50821	$8.82316	8,885
01/01/2019 to 12/31/2019	$8.82316	$9.77091	8,553

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98905	$10.56757	1,848,364
01/01/2011 to 12/31/2011	$10.56757	$10.42777	1,513,061
01/01/2012 to 12/31/2012	$10.42777	$11.24445	1,286,079
01/01/2013 to 12/31/2013	$11.24445	$11.99793	728,449
01/01/2014 to 12/31/2014	$11.99793	$12.39894	756,319
01/01/2015 to 12/31/2015	$12.39894	$12.13111	466,649
01/01/2016 to 12/31/2016	$12.13111	$12.50763	302,887
01/01/2017 to 12/31/2017	$12.50763	$13.45876	291,617
01/01/2018 to 12/31/2018	$13.45876	$12.77407	66,575
01/01/2019 to 12/31/2019	$12.77407	$14.31985	20,833
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05915	398
01/01/2012 to 12/31/2012	$10.05915	$10.52610	18,678
01/01/2013 to 12/31/2013	$10.52610	$10.04606	48,013
01/01/2014 to 12/31/2014	$10.04606	$10.40988	48,585
01/01/2015 to 12/31/2015	$10.40988	$10.14319	34,924
01/01/2016 to 12/31/2016	$10.14319	$10.32759	48,313
01/01/2017 to 12/31/2017	$10.32759	$10.66282	37,788
01/01/2018 to 12/31/2018	$10.66282	$10.33170	9,057
01/01/2019 to 12/31/2019	$10.33170	$11.07870	4,150
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96308	$11.47648	795,562
01/01/2011 to 12/31/2011	$11.47648	$10.51610	600,412
01/01/2012 to 12/31/2012	$10.51610	$11.60136	690,467
01/01/2013 to 12/31/2013	$11.60136	$13.26440	320,294
01/01/2014 to 12/31/2014	$13.26440	$14.15124	263,203
01/01/2015 to 12/31/2015	$14.15124	$13.74109	291,938
01/01/2016 to 12/31/2016	$13.74109	$14.78113	230,888
01/01/2017 to 12/31/2017	$14.78113	$16.76680	425,085
01/01/2018 to 12/31/2018	$16.76680	$15.13489	160,575
01/01/2019 to 12/31/2019	$15.13489	$17.62276	105,250
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.86080	16,287
01/01/2011 to 12/31/2011	$10.86080	$10.97830	7,562
01/01/2012 to 12/31/2012	$10.97830	$12.74231	7,541
01/01/2013 to 12/31/2013	$12.74231	$16.48642	7,527
01/01/2014 to 12/31/2014	$16.48642	$18.87993	7,278
01/01/2015 to 12/31/2015	$18.87993	$19.01370	2,794
01/01/2016 to 12/31/2016	$19.01370	$21.33549	2,842
01/01/2017 to 12/31/2017	$21.33549	$25.48471	61,899
01/01/2018 to 12/31/2018	$25.48471	$22.84964	36,054
01/01/2019 to 12/31/2019	$22.84964	$27.78584	17,494
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86034	0
01/01/2012 to 12/31/2012	$8.86034	$9.79521	0
01/01/2013 to 12/31/2013	$9.79521	$11.71340	0
01/01/2014 to 12/31/2014	$11.71340	$12.18789	0
01/01/2015 to 12/31/2015	$12.18789	$11.92555	0
01/01/2016 to 12/31/2016	$11.92555	$12.38861	0
01/01/2017 to 12/31/2017	$12.38861	$14.30628	0
01/01/2018 to 12/31/2018	$14.30628	$13.06308	0
01/01/2019 to 12/31/2019	$13.06308	$15.46895	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97142	$12.12383	23,209
01/01/2011 to 12/31/2011	$12.12383	$10.29217	28,282
01/01/2012 to 12/31/2012	$10.29217	$12.07351	26,717
01/01/2013 to 12/31/2013	$12.07351	$16.61005	32,442
01/01/2014 to 12/31/2014	$16.61005	$17.02978	28,832
01/01/2015 to 12/31/2015	$17.02978	$16.86020	12,912
01/01/2016 to 12/31/2016	$16.86020	$17.74165	16,937
01/01/2017 to 12/31/2017	$17.74165	$22.13488	13,043
01/01/2018 to 12/31/2018	$22.13488	$19.27810	4,328
01/01/2019 to 12/31/2019	$19.27810	$25.70620	1,690
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96047	$12.58259	21,297
01/01/2011 to 12/31/2011	$12.58259	$12.17325	15,339
01/01/2012 to 12/31/2012	$12.17325	$13.34082	12,061
01/01/2013 to 12/31/2013	$13.34082	$17.61871	10,437
01/01/2014 to 12/31/2014	$17.61871	$17.87086	8,732
01/01/2015 to 12/31/2015	$17.87086	$17.59705	5,392
01/01/2016 to 12/31/2016	$17.59705	$19.26963	5,355
01/01/2017 to 12/31/2017	$19.26963	$23.33046	3,124
01/01/2018 to 12/31/2018	$23.33046	$20.87538	1,833
01/01/2019 to 12/31/2019	$20.87538	$26.53836	2,210
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96390	$11.43543	23,651
01/01/2011 to 12/31/2011	$11.43543	$10.50502	22,275
01/01/2012 to 12/31/2012	$10.50502	$12.12694	18,090
01/01/2013 to 12/31/2013	$12.12694	$16.27955	33,124
01/01/2014 to 12/31/2014	$16.27955	$16.74311	25,788
01/01/2015 to 12/31/2015	$16.74311	$15.65300	13,667
01/01/2016 to 12/31/2016	$15.65300	$19.76030	14,554
01/01/2017 to 12/31/2017	$19.76030	$20.72553	12,958
01/01/2018 to 12/31/2018	$20.72553	$16.78902	3,013
01/01/2019 to 12/31/2019	$16.78902	$20.00821	2,146
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99178	$10.66346	1,234,468
01/01/2011 to 12/31/2011	$10.66346	$10.62519	946,974
01/01/2012 to 12/31/2012	$10.62519	$11.78150	921,311
01/01/2013 to 12/31/2013	$11.78150	$13.44819	780,220
01/01/2014 to 12/31/2014	$13.44819	$13.91148	643,693
01/01/2015 to 12/31/2015	$13.91148	$13.59728	407,871
01/01/2016 to 12/31/2016	$13.59728	$14.28752	327,219
01/01/2017 to 12/31/2017	$14.28752	$16.11061	300,806
01/01/2018 to 12/31/2018	$16.11061	$14.89963	96,787
01/01/2019 to 12/31/2019	$14.89963	$17.59130	49,343
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97067	$11.10634	72,362
01/01/2011 to 12/31/2011	$11.10634	$10.66740	42,986
01/01/2012 to 12/31/2012	$10.66740	$12.25406	41,747
01/01/2013 to 12/31/2013	$12.25406	$17.24330	379,011
01/01/2014 to 12/31/2014	$17.24330	$18.25254	444,693
01/01/2015 to 12/31/2015	$18.25254	$19.54171	273,687
01/01/2016 to 12/31/2016	$19.54171	$19.60859	187,917
01/01/2017 to 12/31/2017	$19.60859	$26.41743	88,688
01/01/2018 to 12/31/2018	$26.41743	$26.80443	27,828
01/01/2019 to 12/31/2019	$26.80443	$33.58092	14,679

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98570	$10.63879	10,405
01/01/2011 to 12/31/2011	$10.63879	$10.34328	8,991
01/01/2012 to 12/31/2012	$10.34328	$11.45924	14,659
01/01/2013 to 12/31/2013	$11.45924	$15.07276	66,800
01/01/2014 to 12/31/2014	$15.07276	$14.95546	77,872
01/01/2015 to 12/31/2015	$14.95546	$13.72536	40,567
01/01/2016 to 12/31/2016	$13.72536	$14.23228	44,566
01/01/2017 to 12/31/2017	$14.23228	$16.20773	37,555
01/01/2018 to 12/31/2018	$16.20773	$14.29536	11,063
01/01/2019 to 12/31/2019	$14.29536	$17.59375	8,403
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85934	$11.44494	97,346
01/01/2011 to 12/31/2011	$11.44494	$9.51383	65,186
01/01/2012 to 12/31/2012	$9.51383	$9.63079	68,278
01/01/2013 to 12/31/2013	$9.63079	$10.85645	50,495
01/01/2014 to 12/31/2014	$10.85645	$9.71986	43,335
01/01/2015 to 12/31/2015	$9.71986	$7.66789	16,036
01/01/2016 to 12/31/2016	$7.66789	$9.33614	9,089
01/01/2017 to 12/31/2017	$9.33614	$10.06213	10,448
01/01/2018 to 12/31/2018	$10.06213	$8.19247	5,342
01/01/2019 to 12/31/2019	$8.19247	$9.35411	3,045
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97977	$10.28297	101,755
01/01/2011 to 12/31/2011	$10.28297	$10.46127	71,038
01/01/2012 to 12/31/2012	$10.46127	$10.75435	69,459
01/01/2013 to 12/31/2013	$10.75435	$10.11257	43,267
01/01/2014 to 12/31/2014	$10.11257	$9.93498	37,143
01/01/2015 to 12/31/2015	$9.93498	$9.25820	8,057
01/01/2016 to 12/31/2016	$9.25820	$9.43992	9,746
01/01/2017 to 12/31/2017	$9.43992	$9.41162	7,493
01/01/2018 to 12/31/2018	$9.41162	$9.37778	3,104
01/01/2019 to 12/31/2019	$9.37778	$9.30901	757
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98835	$11.46980	43,801
01/01/2011 to 12/31/2011	$11.46980	$10.81966	32,102
01/01/2012 to 12/31/2012	$10.81966	$12.51658	35,546
01/01/2013 to 12/31/2013	$12.51658	$16.19288	32,162
01/01/2014 to 12/31/2014	$16.19288	$18.18867	30,313
01/01/2015 to 12/31/2015	$18.18867	$16.59591	18,072
01/01/2016 to 12/31/2016	$16.59591	$18.48453	30,000
01/01/2017 to 12/31/2017	$18.48453	$21.40726	20,896
01/01/2018 to 12/31/2018	$21.40726	$17.45614	5,432
01/01/2019 to 12/31/2019	$17.45614	$20.31979	1,396
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.79804	15,946
01/01/2012 to 12/31/2012	$8.79804	$9.54156	32,367
01/01/2013 to 12/31/2013	$9.54156	$11.23346	131,267
01/01/2014 to 12/31/2014	$11.23346	$11.57925	140,410
01/01/2015 to 12/31/2015	$11.57925	$11.24128	56,831
01/01/2016 to 12/31/2016	$11.24128	$11.69988	44,245
01/01/2017 to 12/31/2017	$11.69988	$12.98546	67,469
01/01/2018 to 12/31/2018	$12.98546	$12.05124	22,272
01/01/2019 to 12/31/2019	$12.05124	$14.19415	19,053

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.37188	140,502
01/01/2011 to 12/31/2011	$10.37188	$10.74432	108,923
01/01/2012 to 12/31/2012	$10.74432	$11.32108	84,067
01/01/2013 to 12/31/2013	$11.32108	$10.89550	619,967
01/01/2014 to 12/31/2014	$10.89550	$11.41109	849,403
01/01/2015 to 12/31/2015	$11.41109	$11.28653	617,739
01/01/2016 to 12/31/2016	$11.28653	$11.59551	457,474
01/01/2017 to 12/31/2017	$11.59551	$12.04419	511,912
01/01/2018 to 12/31/2018	$12.04419	$11.49930	238,571
01/01/2019 to 12/31/2019	$11.49930	$12.61685	112,121
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.21158	$10.05357	99,862
01/01/2011 to 12/31/2011	$10.05357	$9.68945	172,922
01/01/2012 to 12/31/2012	$9.68945	$10.79903	187,764
01/01/2013 to 12/31/2013	$10.79903	$11.75851	169,163
01/01/2014 to 12/31/2014	$11.75851	$12.08662	230,801
01/01/2015 to 12/31/2015	$12.08662	$11.58176	286,697
01/01/2016 to 12/31/2016	$11.58176	$12.19380	296,022
01/01/2017 to 12/31/2017	$12.19380	$13.59275	280,237
01/01/2018 to 12/31/2018	$13.59275	$12.36263	241,676
01/01/2019 to 12/31/2019	$12.36263	$14.20530	238,428
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.62166	$10.59254	0
01/01/2011 to 12/31/2011	$10.59254	$10.49952	36,272
01/01/2012 to 12/31/2012	$10.49952	$11.81435	79,091
01/01/2013 to 12/31/2013	$11.81435	$13.63409	158,790
01/01/2014 to 12/31/2014	$13.63409	$14.32368	180,239
01/01/2015 to 12/31/2015	$14.32368	$14.29579	206,753
01/01/2016 to 12/31/2016	$14.29579	$15.16031	258,359
01/01/2017 to 12/31/2017	$15.16031	$17.55127	276,330
01/01/2018 to 12/31/2018	$17.55127	$16.35373	293,477
01/01/2019 to 12/31/2019	$16.35373	$19.73136	269,061
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.17833	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	5,942
01/01/2012 to 12/31/2012	$9.71160	$10.60403	50,477
01/01/2013 to 12/31/2013	$10.60403	$11.80510	62,149
01/01/2014 to 12/31/2014	$11.80510	$12.28896	69,809
01/01/2015 to 12/31/2015	$12.28896	$12.14719	72,169
01/01/2016 to 12/31/2016	$12.14719	$12.60617	100,956
01/01/2017 to 12/31/2017	$12.60617	$14.50774	139,717
01/01/2018 to 12/31/2018	$14.50774	$13.22832	137,096
01/01/2019 to 12/31/2019	$13.22832	$15.46111	147,025
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.59345	$10.40804	226,307
01/01/2011 to 12/31/2011	$10.40804	$10.17985	366,569
01/01/2012 to 12/31/2012	$10.17985	$11.33645	524,542
01/01/2013 to 12/31/2013	$11.33645	$13.20498	566,259
01/01/2014 to 12/31/2014	$13.20498	$13.92690	843,587
01/01/2015 to 12/31/2015	$13.92690	$13.85466	1,049,212
01/01/2016 to 12/31/2016	$13.85466	$14.58164	1,373,384
01/01/2017 to 12/31/2017	$14.58164	$16.58958	1,583,679
01/01/2018 to 12/31/2018	$16.58958	$15.61408	1,661,615
01/01/2019 to 12/31/2019	$15.61408	$18.46124	1,774,057

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$11.59596	$11.77276	96,945
01/01/2011 to 12/31/2011	$11.77276	$11.91843	101,716
01/01/2012 to 12/31/2012	$11.91843	$12.35443	57,567
01/01/2013 to 12/31/2013	$12.35443	$11.96593	61,513
01/01/2014 to 12/31/2014	$11.96593	$11.83586	56,087
01/01/2015 to 12/31/2015	$11.83586	$11.77554	95,573
01/01/2016 to 12/31/2016	$11.77554	$11.85025	101,282
01/01/2017 to 12/31/2017	$11.85025	$11.93304	177,391
01/01/2018 to 12/31/2018	$11.93304	$11.90270	280,925
01/01/2019 to 12/31/2019	$11.90270	$12.32937	290,821
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$12.05882	$12.57524	35,839
01/01/2011 to 12/31/2011	$12.57524	$12.84647	42,310
01/01/2012 to 12/31/2012	$12.84647	$13.90489	141,041
01/01/2013 to 12/31/2013	$13.90489	$13.51422	157,940
01/01/2014 to 12/31/2014	$13.51422	$13.94662	156,494
01/01/2015 to 12/31/2015	$13.94662	$13.51743	159,560
01/01/2016 to 12/31/2016	$13.51743	$13.94960	163,286
01/01/2017 to 12/31/2017	$13.94960	$14.41424	156,940
01/01/2018 to 12/31/2018	$14.41424	$14.17661	155,240
01/01/2019 to 12/31/2019	$14.17661	$15.33112	170,125
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.02993	$9.88109	85,112
01/01/2011 to 12/31/2011	$9.88109	$9.54594	115,629
01/01/2012 to 12/31/2012	$9.54594	$10.74833	85,759
01/01/2013 to 12/31/2013	$10.74833	$13.05551	147,135
01/01/2014 to 12/31/2014	$13.05551	$13.83039	261,580
01/01/2015 to 12/31/2015	$13.83039	$13.76649	412,131
01/01/2016 to 12/31/2016	$13.76649	$14.56220	531,059
01/01/2017 to 12/31/2017	$14.56220	$16.99771	642,736
01/01/2018 to 12/31/2018	$16.99771	$15.78215	717,176
01/01/2019 to 12/31/2019	$15.78215	$19.10225	788,216
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$8.36448	$9.76197	137
01/01/2011 to 12/31/2011	$9.76197	$9.17833	541
01/01/2012 to 12/31/2012	$9.17833	$11.52315	1,910
01/01/2013 to 12/31/2013	$11.52315	$11.90508	5,835
01/01/2014 to 12/31/2014	$11.90508	$13.42844	9,633
01/01/2015 to 12/31/2015	$13.42844	$13.28358	9,943
01/01/2016 to 12/31/2016	$13.28358	$13.26990	23,866
01/01/2017 to 12/31/2017	$13.26990	$14.56915	23,573
01/01/2018 to 12/31/2018	$14.56915	$13.74481	23,009
01/01/2019 to 12/31/2019	$13.74481	$17.02803	24,798
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$7.01097	$8.36127	3,255
01/01/2011 to 12/31/2011	$8.36127	$8.82419	4,845
01/01/2012 to 12/31/2012	$8.82419	$10.07765	33,808
01/01/2013 to 12/31/2013	$10.07765	$10.29050	28,693
01/01/2014 to 12/31/2014	$10.29050	$13.33818	33,765
01/01/2015 to 12/31/2015	$13.33818	$13.84584	49,429
01/01/2016 to 12/31/2016	$13.84584	$14.36896	61,695
01/01/2017 to 12/31/2017	$14.36896	$15.11555	58,323
01/01/2018 to 12/31/2018	$15.11555	$14.25356	59,512
01/01/2019 to 12/31/2019	$14.25356	$18.51789	60,285

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$8.71680	$9.70021	34,782
01/01/2011 to 12/31/2011	$9.70021	$9.45972	70,843
01/01/2012 to 12/31/2012	$9.45972	$10.36217	125,844
01/01/2013 to 12/31/2013	$10.36217	$11.77393	141,532
01/01/2014 to 12/31/2014	$11.77393	$12.02477	146,745
01/01/2015 to 12/31/2015	$12.02477	$12.02372	175,869
01/01/2016 to 12/31/2016	$12.02372	$12.41117	191,548
01/01/2017 to 12/31/2017	$12.41117	$14.31272	207,742
01/01/2018 to 12/31/2018	$14.31272	$13.07285	192,111
01/01/2019 to 12/31/2019	$13.07285	$15.53206	198,626
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.56227	$10.32606	7,551
01/01/2011 to 12/31/2011	$10.32606	$10.17206	13,151
01/01/2012 to 12/31/2012	$10.17206	$11.09154	67,208
01/01/2013 to 12/31/2013	$11.09154	$12.06017	27,028
01/01/2014 to 12/31/2014	$12.06017	$12.42331	62,516
01/01/2015 to 12/31/2015	$12.42331	$12.18843	73,646
01/01/2016 to 12/31/2016	$12.18843	$12.70214	98,929
01/01/2017 to 12/31/2017	$12.70214	$14.12146	96,526
01/01/2018 to 12/31/2018	$14.12146	$12.99418	83,476
01/01/2019 to 12/31/2019	$12.99418	$14.92684	85,776
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$10.39331	$12.07909	1,114
01/01/2011 to 12/31/2011	$12.07909	$12.11532	1,906
01/01/2012 to 12/31/2012	$12.11532	$13.87726	4,328
01/01/2013 to 12/31/2013	$13.87726	$19.07270	10,593
01/01/2014 to 12/31/2014	$19.07270	$20.24314	14,911
01/01/2015 to 12/31/2015	$20.24314	$18.94153	28,415
01/01/2016 to 12/31/2016	$18.94153	$23.31383	35,607
01/01/2017 to 12/31/2017	$23.31383	$25.89693	38,501
01/01/2018 to 12/31/2018	$25.89693	$22.03326	44,443
01/01/2019 to 12/31/2019	$22.03326	$26.75324	46,090
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$10.35524	$10.27485	23,603
01/01/2011 to 12/31/2011	$10.27485	$10.17598	28,226
01/01/2012 to 12/31/2012	$10.17598	$10.07626	137,020
01/01/2013 to 12/31/2013	$10.07626	$9.97714	122,291
01/01/2014 to 12/31/2014	$9.97714	$9.87852	250,708
01/01/2015 to 12/31/2015	$9.87852	$9.78032	270,947
01/01/2016 to 12/31/2016	$9.78032	$9.68399	281,767
01/01/2017 to 12/31/2017	$9.68399	$9.62117	396,090
01/01/2018 to 12/31/2018	$9.62117	$9.64920	275,729
01/01/2019 to 12/31/2019	$9.64920	$9.71522	182,453
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$10.19862	$11.08074	18,004
01/01/2011 to 12/31/2011	$11.08074	$11.31919	24,364
01/01/2012 to 12/31/2012	$11.31919	$12.76194	53,227
01/01/2013 to 12/31/2013	$12.76194	$13.54280	47,007
01/01/2014 to 12/31/2014	$13.54280	$13.75166	62,152
01/01/2015 to 12/31/2015	$13.75166	$13.13027	80,541
01/01/2016 to 12/31/2016	$13.13027	$15.00201	109,170
01/01/2017 to 12/31/2017	$15.00201	$15.96360	109,039
01/01/2018 to 12/31/2018	$15.96360	$15.49079	124,974
01/01/2019 to 12/31/2019	$15.49079	$17.68393	125,024

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.05289	$7.55590	197
01/01/2011 to 12/31/2011	$7.55590	$7.16817	1,094
01/01/2012 to 12/31/2012	$7.16817	$8.29561	14,852
01/01/2013 to 12/31/2013	$8.29561	$11.48738	31,898
01/01/2014 to 12/31/2014	$11.48738	$12.93708	42,358
01/01/2015 to 12/31/2015	$12.93708	$11.80525	49,990
01/01/2016 to 12/31/2016	$11.80525	$14.01298	61,709
01/01/2017 to 12/31/2017	$14.01298	$16.53743	85,467
01/01/2018 to 12/31/2018	$16.53743	$14.05575	103,948
01/01/2019 to 12/31/2019	$14.05575	$18.02518	107,832
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$7.89173	$9.01789	458
01/01/2011 to 12/31/2011	$9.01789	$7.77483	437
01/01/2012 to 12/31/2012	$7.77483	$9.26557	8,321
01/01/2013 to 12/31/2013	$9.26557	$10.92201	15,690
01/01/2014 to 12/31/2014	$10.92201	$10.21646	15,533
01/01/2015 to 12/31/2015	$10.21646	$10.43383	19,369
01/01/2016 to 12/31/2016	$10.43383	$9.94030	16,568
01/01/2017 to 12/31/2017	$9.94030	$13.32866	20,148
01/01/2018 to 12/31/2018	$13.32866	$11.43688	25,328
01/01/2019 to 12/31/2019	$11.43688	$14.95971	29,398
AST International Value Portfolio
03/15/2010 to 12/31/2010	$8.37612	$9.17929	607
01/01/2011 to 12/31/2011	$9.17929	$7.94794	1,773
01/01/2012 to 12/31/2012	$7.94794	$9.18156	3,131
01/01/2013 to 12/31/2013	$9.18156	$10.86035	7,431
01/01/2014 to 12/31/2014	$10.86035	$10.03208	9,404
01/01/2015 to 12/31/2015	$10.03208	$10.01389	11,194
01/01/2016 to 12/31/2016	$10.01389	$9.97240	10,720
01/01/2017 to 12/31/2017	$9.97240	$12.12628	12,615
01/01/2018 to 12/31/2018	$12.12628	$10.06836	9,185
01/01/2019 to 12/31/2019	$10.06836	$11.96465	9,097
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.22779	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	1,208
01/01/2012 to 12/31/2012	$9.97825	$11.22134	27,647
01/01/2013 to 12/31/2013	$11.22134	$12.91910	27,963
01/01/2014 to 12/31/2014	$12.91910	$13.60521	34,332
01/01/2015 to 12/31/2015	$13.60521	$13.32949	53,555
01/01/2016 to 12/31/2016	$13.32949	$13.88622	58,208
01/01/2017 to 12/31/2017	$13.88622	$16.08024	65,148
01/01/2018 to 12/31/2018	$16.08024	$14.74659	61,814
01/01/2019 to 12/31/2019	$14.74659	$17.43752	95,993
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$8.48153	$9.09678	10,379
01/01/2011 to 12/31/2011	$9.09678	$8.18270	11,011
01/01/2012 to 12/31/2012	$8.18270	$9.87658	14,182
01/01/2013 to 12/31/2013	$9.87658	$11.28094	28,745
01/01/2014 to 12/31/2014	$11.28094	$10.45830	71,525
01/01/2015 to 12/31/2015	$10.45830	$10.06541	106,352
01/01/2016 to 12/31/2016	$10.06541	$10.15840	111,320
01/01/2017 to 12/31/2017	$10.15840	$13.03844	128,328
01/01/2018 to 12/31/2018	$13.03844	$10.65367	196,763
01/01/2019 to 12/31/2019	$10.65367	$13.41967	171,119

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.98079	$10.65289	41,076
01/01/2011 to 12/31/2011	$10.65289	$10.57215	44,156
01/01/2012 to 12/31/2012	$10.57215	$11.58947	68,595
01/01/2013 to 12/31/2013	$11.58947	$12.74066	67,156
01/01/2014 to 12/31/2014	$12.74066	$13.30181	88,614
01/01/2015 to 12/31/2015	$13.30181	$13.14611	89,830
01/01/2016 to 12/31/2016	$13.14611	$13.51574	125,636
01/01/2017 to 12/31/2017	$13.51574	$15.00708	141,975
01/01/2018 to 12/31/2018	$15.00708	$14.09612	134,968
01/01/2019 to 12/31/2019	$14.09612	$15.99541	138,165
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.42072	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	518
01/01/2013 to 12/31/2013	$12.90295	$17.43738	5,435
01/01/2014 to 12/31/2014	$17.43738	$18.90555	8,490
01/01/2015 to 12/31/2015	$18.90555	$20.70893	10,511
01/01/2016 to 12/31/2016	$20.70893	$20.20390	10,182
01/01/2017 to 12/31/2017	$20.20390	$27.17167	14,178
01/01/2018 to 12/31/2018	$27.17167	$26.46778	16,937
01/01/2019 to 12/31/2019	$26.46778	$34.74953	20,499
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$8.54885	$9.74903	6,413
01/01/2011 to 12/31/2011	$9.74903	$9.56442	5,154
01/01/2012 to 12/31/2012	$9.56442	$10.63120	48,310
01/01/2013 to 12/31/2013	$10.63120	$14.37959	35,153
01/01/2014 to 12/31/2014	$14.37959	$15.74482	73,599
01/01/2015 to 12/31/2015	$15.74482	$17.15902	82,680
01/01/2016 to 12/31/2016	$17.15902	$17.93663	79,915
01/01/2017 to 12/31/2017	$17.93663	$23.61802	104,767
01/01/2018 to 12/31/2018	$23.61802	$22.75449	128,715
01/01/2019 to 12/31/2019	$22.75449	$29.65526	119,761
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.40326	$10.33903	12,339
01/01/2011 to 12/31/2011	$10.33903	$9.91614	18,473
01/01/2012 to 12/31/2012	$9.91614	$12.08368	28,565
01/01/2013 to 12/31/2013	$12.08368	$15.27018	35,474
01/01/2014 to 12/31/2014	$15.27018	$15.66783	48,968
01/01/2015 to 12/31/2015	$15.66783	$15.28549	63,770
01/01/2016 to 12/31/2016	$15.28549	$16.21071	73,574
01/01/2017 to 12/31/2017	$16.21071	$19.87703	102,439
01/01/2018 to 12/31/2018	$19.87703	$17.79928	108,751
01/01/2019 to 12/31/2019	$17.79928	$22.90247	107,745
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	16,117
01/01/2013 to 12/31/2013	$10.37057	$12.20998	8,126
01/01/2014 to 12/31/2014	$12.20998	$12.71038	13,083
01/01/2015 to 12/31/2015	$12.71038	$12.42824	15,806
01/01/2016 to 12/31/2016	$12.42824	$12.83725	25,969
01/01/2017 to 12/31/2017	$12.83725	$14.80668	26,954
01/01/2018 to 12/31/2018	$14.80668	$13.44632	22,681
01/01/2019 to 12/31/2019	$13.44632	$16.34372	74,074

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.16894	$10.04775	2,559
01/01/2011 to 12/31/2011	$10.04775	$9.88927	3,386
01/01/2012 to 12/31/2012	$9.88927	$11.46400	5,224
01/01/2013 to 12/31/2013	$11.46400	$15.51686	16,702
01/01/2014 to 12/31/2014	$15.51686	$16.70138	32,940
01/01/2015 to 12/31/2015	$16.70138	$17.73141	52,858
01/01/2016 to 12/31/2016	$17.73141	$17.89169	66,755
01/01/2017 to 12/31/2017	$17.89169	$23.15489	77,695
01/01/2018 to 12/31/2018	$23.15489	$23.41734	98,238
01/01/2019 to 12/31/2019	$23.41734	$31.94467	95,673
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.82378	$12.42903	782
01/01/2011 to 12/31/2011	$12.42903	$11.93976	1,490
01/01/2012 to 12/31/2012	$11.93976	$14.14015	10,307
01/01/2013 to 12/31/2013	$14.14015	$18.50694	16,778
01/01/2014 to 12/31/2014	$18.50694	$20.43596	21,586
01/01/2015 to 12/31/2015	$20.43596	$19.08331	59,327
01/01/2016 to 12/31/2016	$19.08331	$19.20543	63,514
01/01/2017 to 12/31/2017	$19.20543	$24.16719	79,947
01/01/2018 to 12/31/2018	$24.16719	$22.88626	98,056
01/01/2019 to 12/31/2019	$22.88626	$29.49267	101,734
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.80555	$9.97960	10,171
01/01/2011 to 12/31/2011	$9.97960	$9.63540	10,393
01/01/2012 to 12/31/2012	$9.63540	$11.17393	15,841
01/01/2013 to 12/31/2013	$11.17393	$15.71072	36,628
01/01/2014 to 12/31/2014	$15.71072	$17.77178	44,348
01/01/2015 to 12/31/2015	$17.77178	$16.60400	54,248
01/01/2016 to 12/31/2016	$16.60400	$19.43671	60,770
01/01/2017 to 12/31/2017	$19.43671	$21.89837	74,157
01/01/2018 to 12/31/2018	$21.89837	$18.11547	87,816
01/01/2019 to 12/31/2019	$18.11547	$21.70530	83,900
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.42481	$11.15868	125
01/01/2011 to 12/31/2011	$11.15868	$8.80869	2,616
01/01/2012 to 12/31/2012	$8.80869	$10.28504	3,295
01/01/2013 to 12/31/2013	$10.28504	$10.20593	18,822
01/01/2014 to 12/31/2014	$10.20593	$9.63174	22,153
01/01/2015 to 12/31/2015	$9.63174	$7.94129	23,602
01/01/2016 to 12/31/2016	$7.94129	$8.83470	26,731
01/01/2017 to 12/31/2017	$8.83470	$11.05480	36,278
01/01/2018 to 12/31/2018	$11.05480	$9.40746	33,283
01/01/2019 to 12/31/2019	$9.40746	$10.55768	26,904
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$10.43492	$11.15697	108,923
01/01/2011 to 12/31/2011	$11.15697	$11.15675	207,615
01/01/2012 to 12/31/2012	$11.15675	$12.19226	449,309
01/01/2013 to 12/31/2013	$12.19226	$13.18351	433,397
01/01/2014 to 12/31/2014	$13.18351	$13.80684	626,045
01/01/2015 to 12/31/2015	$13.80684	$13.68969	718,355
01/01/2016 to 12/31/2016	$13.68969	$14.30327	825,544
01/01/2017 to 12/31/2017	$14.30327	$15.59655	983,931
01/01/2018 to 12/31/2018	$15.59655	$15.00285	894,586
01/01/2019 to 12/31/2019	$15.00285	$17.04382	941,208

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$8.29398	$9.65573	34,201
01/01/2011 to 12/31/2011	$9.65573	$8.96603	49,820
01/01/2012 to 12/31/2012	$8.96603	$10.02421	61,112
01/01/2013 to 12/31/2013	$10.02421	$11.61472	94,352
01/01/2014 to 12/31/2014	$11.61472	$12.55744	195,413
01/01/2015 to 12/31/2015	$12.55744	$12.35696	264,830
01/01/2016 to 12/31/2016	$12.35696	$13.46983	281,928
01/01/2017 to 12/31/2017	$13.46983	$15.48350	579,941
01/01/2018 to 12/31/2018	$15.48350	$14.16509	601,960
01/01/2019 to 12/31/2019	$14.16509	$16.71458	563,955
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$7.87538	$8.64622	0
01/01/2011 to 12/31/2011	$8.64622	$8.85664	491
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,912
01/01/2013 to 12/31/2013	$10.41779	$13.65949	8,717
01/01/2014 to 12/31/2014	$13.65949	$15.85219	20,322
01/01/2015 to 12/31/2015	$15.85219	$16.17865	28,273
01/01/2016 to 12/31/2016	$16.17865	$18.39686	44,915
01/01/2017 to 12/31/2017	$18.39686	$22.26804	47,201
01/01/2018 to 12/31/2018	$22.26804	$20.23491	57,393
01/01/2019 to 12/31/2019	$20.23491	$24.93613	60,624
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	21,087
01/01/2013 to 12/31/2013	$10.01604	$12.13798	25,309
01/01/2014 to 12/31/2014	$12.13798	$12.79898	15,325
01/01/2015 to 12/31/2015	$12.79898	$12.69136	93,053
01/01/2016 to 12/31/2016	$12.69136	$13.36031	201,968
01/01/2017 to 12/31/2017	$13.36031	$15.63441	221,992
01/01/2018 to 12/31/2018	$15.63441	$14.46842	278,782
01/01/2019 to 12/31/2019	$14.46842	$17.36278	179,321
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$8.47880	$10.41905	2,949
01/01/2011 to 12/31/2011	$10.41905	$8.96343	2,264
01/01/2012 to 12/31/2012	$8.96343	$10.65604	9,161
01/01/2013 to 12/31/2013	$10.65604	$14.85632	15,705
01/01/2014 to 12/31/2014	$14.85632	$15.43593	19,852
01/01/2015 to 12/31/2015	$15.43593	$15.48715	29,778
01/01/2016 to 12/31/2016	$15.48715	$16.51462	32,216
01/01/2017 to 12/31/2017	$16.51462	$20.87920	46,248
01/01/2018 to 12/31/2018	$20.87920	$18.42985	62,800
01/01/2019 to 12/31/2019	$18.42985	$24.90454	65,318
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.44921	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	819
01/01/2012 to 12/31/2012	$11.82778	$13.13644	5,376
01/01/2013 to 12/31/2013	$13.13644	$17.58113	12,287
01/01/2014 to 12/31/2014	$17.58113	$18.07191	13,769
01/01/2015 to 12/31/2015	$18.07191	$18.03357	12,680
01/01/2016 to 12/31/2016	$18.03357	$20.01168	20,627
01/01/2017 to 12/31/2017	$20.01168	$24.55270	24,216
01/01/2018 to 12/31/2018	$24.55270	$22.26553	15,944
01/01/2019 to 12/31/2019	$22.26553	$28.68509	21,046

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.88037	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	680
01/01/2012 to 12/31/2012	$9.58913	$11.21832	7,416
01/01/2013 to 12/31/2013	$11.21832	$15.26149	17,249
01/01/2014 to 12/31/2014	$15.26149	$15.90635	18,760
01/01/2015 to 12/31/2015	$15.90635	$15.07015	20,694
01/01/2016 to 12/31/2016	$15.07015	$19.27868	20,881
01/01/2017 to 12/31/2017	$19.27868	$20.49063	31,112
01/01/2018 to 12/31/2018	$20.49063	$16.82275	44,188
01/01/2019 to 12/31/2019	$16.82275	$20.31714	38,704
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.76076	$10.52807	33,991
01/01/2011 to 12/31/2011	$10.52807	$10.63067	60,944
01/01/2012 to 12/31/2012	$10.63067	$11.94592	170,982
01/01/2013 to 12/31/2013	$11.94592	$13.81861	463,674
01/01/2014 to 12/31/2014	$13.81861	$14.48626	626,426
01/01/2015 to 12/31/2015	$14.48626	$14.34890	810,547
01/01/2016 to 12/31/2016	$14.34890	$15.27883	843,845
01/01/2017 to 12/31/2017	$15.27883	$17.45860	944,414
01/01/2018 to 12/31/2018	$17.45860	$16.36414	1,089,691
01/01/2019 to 12/31/2019	$16.36414	$19.57926	1,092,615
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95669	$11.20897	3,920
01/01/2011 to 12/31/2011	$11.20897	$10.91000	4,699
01/01/2012 to 12/31/2012	$10.91000	$12.70117	19,767
01/01/2013 to 12/31/2013	$12.70117	$18.11188	40,364
01/01/2014 to 12/31/2014	$18.11188	$19.42910	54,961
01/01/2015 to 12/31/2015	$19.42910	$21.08029	51,404
01/01/2016 to 12/31/2016	$21.08029	$21.43515	65,202
01/01/2017 to 12/31/2017	$21.43515	$29.26401	69,075
01/01/2018 to 12/31/2018	$29.26401	$30.09300	84,325
01/01/2019 to 12/31/2019	$30.09300	$38.20629	75,559
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.66254	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	4,250
01/01/2012 to 12/31/2012	$8.12903	$9.12709	14,114
01/01/2013 to 12/31/2013	$9.12709	$12.16608	25,451
01/01/2014 to 12/31/2014	$12.16608	$12.23327	30,161
01/01/2015 to 12/31/2015	$12.23327	$11.37778	29,175
01/01/2016 to 12/31/2016	$11.37778	$11.95569	29,680
01/01/2017 to 12/31/2017	$11.95569	$13.79697	56,686
01/01/2018 to 12/31/2018	$13.79697	$12.33326	110,849
01/01/2019 to 12/31/2019	$12.33326	$15.38238	310,299
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$10.37662	$12.17409	13,337
01/01/2011 to 12/31/2011	$12.17409	$10.25550	19,083
01/01/2012 to 12/31/2012	$10.25550	$10.52125	16,869
01/01/2013 to 12/31/2013	$10.52125	$12.01930	30,337
01/01/2014 to 12/31/2014	$12.01930	$10.90540	40,792
01/01/2015 to 12/31/2015	$10.90540	$8.71869	53,185
01/01/2016 to 12/31/2016	$8.71869	$10.75741	93,994
01/01/2017 to 12/31/2017	$10.75741	$11.74892	94,161
01/01/2018 to 12/31/2018	$11.74892	$9.69486	85,217
01/01/2019 to 12/31/2019	$9.69486	$11.21779	79,899

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$11.56742	$12.04612	11,386
01/01/2011 to 12/31/2011	$12.04612	$12.41886	12,041
01/01/2012 to 12/31/2012	$12.41886	$12.93840	11,281
01/01/2013 to 12/31/2013	$12.93840	$12.32953	16,494
01/01/2014 to 12/31/2014	$12.32953	$12.27550	29,219
01/01/2015 to 12/31/2015	$12.27550	$11.59268	53,393
01/01/2016 to 12/31/2016	$11.59268	$11.97824	55,376
01/01/2017 to 12/31/2017	$11.97824	$12.10197	88,441
01/01/2018 to 12/31/2018	$12.10197	$12.22110	85,984
01/01/2019 to 12/31/2019	$12.22110	$12.29422	87,762
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.98190	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	972
01/01/2012 to 12/31/2012	$9.96483	$11.68256	7,983
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,233
01/01/2014 to 12/31/2014	$15.31633	$17.43481	8,434
01/01/2015 to 12/31/2015	$17.43481	$16.12146	25,811
01/01/2016 to 12/31/2016	$16.12146	$18.19606	25,555
01/01/2017 to 12/31/2017	$18.19606	$21.35480	27,034
01/01/2018 to 12/31/2018	$21.35480	$17.64836	28,454
01/01/2019 to 12/31/2019	$17.64836	$20.81892	25,271
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.80618	$8.70580	20,325
01/01/2012 to 12/31/2012	$8.70580	$9.56832	21,025
01/01/2013 to 12/31/2013	$9.56832	$11.41596	32,813
01/01/2014 to 12/31/2014	$11.41596	$11.92516	51,705
01/01/2015 to 12/31/2015	$11.92516	$11.73237	76,182
01/01/2016 to 12/31/2016	$11.73237	$12.37437	94,590
01/01/2017 to 12/31/2017	$12.37437	$13.91758	107,900
01/01/2018 to 12/31/2018	$13.91758	$13.09050	100,403
01/01/2019 to 12/31/2019	$13.09050	$15.62487	109,062
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$10.54632	$11.05727	3,593
01/01/2011 to 12/31/2011	$11.05727	$11.60740	6,542
01/01/2012 to 12/31/2012	$11.60740	$12.39484	37,608
01/01/2013 to 12/31/2013	$12.39484	$12.08896	36,684
01/01/2014 to 12/31/2014	$12.08896	$12.83064	48,572
01/01/2015 to 12/31/2015	$12.83064	$12.86080	60,874
01/01/2016 to 12/31/2016	$12.86080	$13.38950	106,795
01/01/2017 to 12/31/2017	$13.38950	$14.09350	107,980
01/01/2018 to 12/31/2018	$14.09350	$13.63727	340,141
01/01/2019 to 12/31/2019	$13.63727	$15.16307	292,253
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Basic Death Benefit Only or With HAV - Cliff M&E (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96788	$10.81679	30,764,513
01/01/2011 to 12/31/2011	$10.81679	$10.35039	46,928,622
01/01/2012 to 12/31/2012	$10.35039	$11.45280	70,449,167
01/01/2013 to 12/31/2013	$11.45280	$12.38097	71,085,625
01/01/2014 to 12/31/2014	$12.38097	$12.63524	62,751,148
01/01/2015 to 12/31/2015	$12.63524	$12.02065	50,129,170
01/01/2016 to 12/31/2016	$12.02065	$12.56548	44,325,863
01/01/2017 to 12/31/2017	$12.56548	$13.90699	42,749,889
01/01/2018 to 12/31/2018	$13.90699	$12.55718	29,866,210
01/01/2019 to 12/31/2019	$12.55718	$14.32556	24,263,578
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97857	$10.92280	21,103,790
01/01/2011 to 12/31/2011	$10.92280	$10.74947	37,358,515
01/01/2012 to 12/31/2012	$10.74947	$12.00861	75,596,679
01/01/2013 to 12/31/2013	$12.00861	$13.75898	88,858,258
01/01/2014 to 12/31/2014	$13.75898	$14.35121	84,796,370
01/01/2015 to 12/31/2015	$14.35121	$14.22051	78,455,073
01/01/2016 to 12/31/2016	$14.22051	$14.97274	72,091,256
01/01/2017 to 12/31/2017	$14.97274	$17.21021	65,677,574
01/01/2018 to 12/31/2018	$17.21021	$15.92036	56,769,314
01/01/2019 to 12/31/2019	$15.92036	$19.07073	42,277,636
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98765	$10.80894	16,553,746
01/01/2011 to 12/31/2011	$10.80894	$10.43243	26,668,098
01/01/2012 to 12/31/2012	$10.43243	$11.30927	49,521,342
01/01/2013 to 12/31/2013	$11.30927	$12.49992	54,431,945
01/01/2014 to 12/31/2014	$12.49992	$12.91884	51,261,906
01/01/2015 to 12/31/2015	$12.91884	$12.67819	50,089,107
01/01/2016 to 12/31/2016	$12.67819	$13.06319	44,145,617
01/01/2017 to 12/31/2017	$13.06319	$14.92628	40,496,615
01/01/2018 to 12/31/2018	$14.92628	$13.51171	32,965,319
01/01/2019 to 12/31/2019	$13.51171	$15.67908	25,153,343
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99859	$10.09100	8,942
01/01/2014 to 12/31/2014	$10.09100	$9.60938	22,902
01/01/2015 to 12/31/2015	$9.60938	$7.97942	33,828
01/01/2016 to 12/31/2016	$7.97942	$8.89267	43,094
01/01/2017 to 12/31/2017	$8.89267	$11.79728	72,744
01/01/2018 to 12/31/2018	$11.79728	$9.39748	60,734
01/01/2019 to 12/31/2019	$9.39748	$10.88265	51,593
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99859	$11.63329	3,525
01/01/2014 to 12/31/2014	$11.63329	$12.94141	10,920
01/01/2015 to 12/31/2015	$12.94141	$12.94119	4,737
01/01/2016 to 12/31/2016	$12.94119	$14.08324	12,075
01/01/2017 to 12/31/2017	$14.08324	$16.90909	6,208
01/01/2018 to 12/31/2018	$16.90909	$15.26821	6,791
01/01/2019 to 12/31/2019	$15.26821	$18.39750	3,944

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98884	$10.77509	27,529,956
01/01/2011 to 12/31/2011	$10.77509	$10.46346	41,400,310
01/01/2012 to 12/31/2012	$10.46346	$11.56847	68,877,378
01/01/2013 to 12/31/2013	$11.56847	$13.37861	77,143,446
01/01/2014 to 12/31/2014	$13.37861	$14.00897	73,290,617
01/01/2015 to 12/31/2015	$14.00897	$13.83639	67,635,505
01/01/2016 to 12/31/2016	$13.83639	$14.45833	63,123,274
01/01/2017 to 12/31/2017	$14.45833	$16.33176	57,244,982
01/01/2018 to 12/31/2018	$16.33176	$15.26060	50,109,786
01/01/2019 to 12/31/2019	$15.26060	$17.91403	34,101,549
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99859	$9.16386	8,260,503
01/01/2012 to 12/31/2012	$9.16386	$10.07935	23,775,710
01/01/2013 to 12/31/2013	$10.07935	$10.98344	28,048,615
01/01/2014 to 12/31/2014	$10.98344	$11.32538	27,073,868
01/01/2015 to 12/31/2015	$11.32538	$10.79877	25,304,288
01/01/2016 to 12/31/2016	$10.79877	$11.35441	22,453,723
01/01/2017 to 12/31/2017	$11.35441	$12.56963	20,417,288
01/01/2018 to 12/31/2018	$12.56963	$11.70267	17,027,887
01/01/2019 to 12/31/2019	$11.70267	$13.53080	15,502,834
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00802	$10.10254	1,452,999
01/01/2011 to 12/31/2011	$10.10254	$10.15429	3,620,347
01/01/2012 to 12/31/2012	$10.15429	$10.44990	4,767,262
01/01/2013 to 12/31/2013	$10.44990	$10.04888	4,000,530
01/01/2014 to 12/31/2014	$10.04888	$9.86856	3,366,645
01/01/2015 to 12/31/2015	$9.86856	$9.74767	2,796,445
01/01/2016 to 12/31/2016	$9.74767	$9.73899	2,844,486
01/01/2017 to 12/31/2017	$9.73899	$9.73689	2,730,213
01/01/2018 to 12/31/2018	$9.73689	$9.64202	2,417,606
01/01/2019 to 12/31/2019	$9.64202	$9.91609	2,039,541
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00694	$10.37575	16,233,285
01/01/2011 to 12/31/2011	$10.37575	$10.52377	25,947,306
01/01/2012 to 12/31/2012	$10.52377	$11.30899	44,755,155
01/01/2013 to 12/31/2013	$11.30899	$10.91248	43,338,696
01/01/2014 to 12/31/2014	$10.91248	$11.18082	38,181,068
01/01/2015 to 12/31/2015	$11.18082	$10.75911	30,832,783
01/01/2016 to 12/31/2016	$10.75911	$11.02373	28,526,298
01/01/2017 to 12/31/2017	$11.02373	$11.30952	29,452,405
01/01/2018 to 12/31/2018	$11.30952	$11.04287	23,900,601
01/01/2019 to 12/31/2019	$11.04287	$11.85658	18,047,283
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97776	$10.85587	30,971,093
01/01/2011 to 12/31/2011	$10.85587	$10.41265	38,111,848
01/01/2012 to 12/31/2012	$10.41265	$11.63998	66,008,218
01/01/2013 to 12/31/2013	$11.63998	$14.03724	84,507,125
01/01/2014 to 12/31/2014	$14.03724	$14.76392	87,966,359
01/01/2015 to 12/31/2015	$14.76392	$14.59043	87,025,183
01/01/2016 to 12/31/2016	$14.59043	$15.32348	83,042,914
01/01/2017 to 12/31/2017	$15.32348	$17.75860	80,458,358
01/01/2018 to 12/31/2018	$17.75860	$16.36972	72,119,795
01/01/2019 to 12/31/2019	$16.36972	$19.67149	47,901,027

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99859	$11.65792	336,717
01/01/2014 to 12/31/2014	$11.65792	$13.01934	1,309,987
01/01/2015 to 12/31/2015	$13.01934	$12.34092	1,028,181
01/01/2016 to 12/31/2016	$12.34092	$13.93842	1,906,186
01/01/2017 to 12/31/2017	$13.93842	$16.22383	1,878,728
01/01/2018 to 12/31/2018	$16.22383	$15.18667	1,391,543
01/01/2019 to 12/31/2019	$15.18667	$19.56111	1,230,387
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97026	$11.56952	460,733
01/01/2011 to 12/31/2011	$11.56952	$10.80000	635,517
01/01/2012 to 12/31/2012	$10.80000	$13.46178	1,395,693
01/01/2013 to 12/31/2013	$13.46178	$13.80828	1,437,786
01/01/2014 to 12/31/2014	$13.80828	$15.46350	1,380,437
01/01/2015 to 12/31/2015	$15.46350	$15.18706	1,090,582
01/01/2016 to 12/31/2016	$15.18706	$15.06308	992,672
01/01/2017 to 12/31/2017	$15.06308	$16.41971	949,199
01/01/2018 to 12/31/2018	$16.41971	$15.37900	719,921
01/01/2019 to 12/31/2019	$15.37900	$18.91609	573,035
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95998	$11.81048	770,699
01/01/2011 to 12/31/2011	$11.81048	$12.37513	1,281,208
01/01/2012 to 12/31/2012	$12.37513	$14.03150	2,740,152
01/01/2013 to 12/31/2013	$14.03150	$14.22509	2,865,102
01/01/2014 to 12/31/2014	$14.22509	$18.30603	2,837,659
01/01/2015 to 12/31/2015	$18.30603	$18.86651	2,434,145
01/01/2016 to 12/31/2016	$18.86651	$19.43959	2,269,115
01/01/2017 to 12/31/2017	$19.43959	$20.30351	2,114,421
01/01/2018 to 12/31/2018	$20.30351	$19.00764	1,733,464
01/01/2019 to 12/31/2019	$19.00764	$24.51733	1,287,047
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97607	$11.03811	13,914,602
01/01/2011 to 12/31/2011	$11.03811	$10.68755	23,859,930
01/01/2012 to 12/31/2012	$10.68755	$11.62294	43,554,173
01/01/2013 to 12/31/2013	$11.62294	$13.11185	47,882,805
01/01/2014 to 12/31/2014	$13.11185	$13.29515	44,761,617
01/01/2015 to 12/31/2015	$13.29515	$13.19866	41,819,391
01/01/2016 to 12/31/2016	$13.19866	$13.52663	38,541,926
01/01/2017 to 12/31/2017	$13.52663	$15.48760	35,402,611
01/01/2018 to 12/31/2018	$15.48760	$14.04390	29,813,674
01/01/2019 to 12/31/2019	$14.04390	$16.56641	22,377,930
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98833	$10.72450	13,413,172
01/01/2011 to 12/31/2011	$10.72450	$10.48895	22,240,645
01/01/2012 to 12/31/2012	$10.48895	$11.35484	36,688,340
01/01/2013 to 12/31/2013	$11.35484	$12.25810	35,475,781
01/01/2014 to 12/31/2014	$12.25810	$12.53666	31,515,786
01/01/2015 to 12/31/2015	$12.53666	$12.21154	26,258,746
01/01/2016 to 12/31/2016	$12.21154	$12.63533	23,469,945
01/01/2017 to 12/31/2017	$12.63533	$13.94676	23,782,580
01/01/2018 to 12/31/2018	$13.94676	$12.74086	17,530,382
01/01/2019 to 12/31/2019	$12.74086	$14.53093	14,143,470

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96522	$11.51535	1,228,729
01/01/2011 to 12/31/2011	$11.51535	$11.46720	2,008,504
01/01/2012 to 12/31/2012	$11.46720	$13.04056	3,461,992
01/01/2013 to 12/31/2013	$13.04056	$17.79423	4,065,631
01/01/2014 to 12/31/2014	$17.79423	$18.75080	3,856,201
01/01/2015 to 12/31/2015	$18.75080	$17.41934	3,458,817
01/01/2016 to 12/31/2016	$17.41934	$21.28695	3,085,634
01/01/2017 to 12/31/2017	$21.28695	$23.47651	2,913,056
01/01/2018 to 12/31/2018	$23.47651	$19.82980	2,369,833
01/01/2019 to 12/31/2019	$19.82980	$23.90516	1,797,566
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99860	$9.86455	1,756,415
01/01/2011 to 12/31/2011	$9.86455	$9.69934	4,378,576
01/01/2012 to 12/31/2012	$9.69934	$9.53456	5,179,661
01/01/2013 to 12/31/2013	$9.53456	$9.37256	5,117,282
01/01/2014 to 12/31/2014	$9.37256	$9.21312	4,480,598
01/01/2015 to 12/31/2015	$9.21312	$9.05630	4,671,377
01/01/2016 to 12/31/2016	$9.05630	$8.90287	4,230,442
01/01/2017 to 12/31/2017	$8.90287	$8.78170	2,725,998
01/01/2018 to 12/31/2018	$8.78170	$8.74388	2,354,714
01/01/2019 to 12/31/2019	$8.74388	$8.74054	1,703,965
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98457	$10.78613	1,300,745
01/01/2011 to 12/31/2011	$10.78613	$10.93950	2,241,709
01/01/2012 to 12/31/2012	$10.93950	$12.24527	4,241,328
01/01/2013 to 12/31/2013	$12.24527	$12.90148	4,190,136
01/01/2014 to 12/31/2014	$12.90148	$13.00657	3,840,698
01/01/2015 to 12/31/2015	$13.00657	$12.32988	3,187,963
01/01/2016 to 12/31/2016	$12.32988	$13.98689	2,889,374
01/01/2017 to 12/31/2017	$13.98689	$14.77713	2,738,809
01/01/2018 to 12/31/2018	$14.77713	$14.23609	2,089,712
01/01/2019 to 12/31/2019	$14.23609	$16.13509	1,668,981
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99058	$10.64194	445,909
01/01/2011 to 12/31/2011	$10.64194	$10.02358	821,379
01/01/2012 to 12/31/2012	$10.02358	$11.51676	1,127,961
01/01/2013 to 12/31/2013	$11.51676	$15.83369	2,301,648
01/01/2014 to 12/31/2014	$15.83369	$17.70414	2,370,597
01/01/2015 to 12/31/2015	$17.70414	$16.03948	2,085,611
01/01/2016 to 12/31/2016	$16.03948	$18.90299	2,209,931
01/01/2017 to 12/31/2017	$18.90299	$22.14901	2,080,677
01/01/2018 to 12/31/2018	$22.14901	$18.68940	1,765,510
01/01/2019 to 12/31/2019	$18.68940	$23.79572	1,345,823
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92942	$11.28154	747,119
01/01/2011 to 12/31/2011	$11.28154	$9.65674	913,382
01/01/2012 to 12/31/2012	$9.65674	$11.42561	1,319,535
01/01/2013 to 12/31/2013	$11.42561	$13.37174	1,714,306
01/01/2014 to 12/31/2014	$13.37174	$12.41833	1,640,194
01/01/2015 to 12/31/2015	$12.41833	$12.59154	1,679,503
01/01/2016 to 12/31/2016	$12.59154	$11.91034	1,456,586
01/01/2017 to 12/31/2017	$11.91034	$15.85623	1,678,247
01/01/2018 to 12/31/2018	$15.85623	$13.50753	1,681,168
01/01/2019 to 12/31/2019	$13.50753	$17.54167	1,166,144

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92929	$10.81917	645,449
01/01/2011 to 12/31/2011	$10.81917	$9.30077	1,102,604
01/01/2012 to 12/31/2012	$9.30077	$10.66713	1,624,672
01/01/2013 to 12/31/2013	$10.66713	$12.52710	1,934,536
01/01/2014 to 12/31/2014	$12.52710	$11.48863	1,955,111
01/01/2015 to 12/31/2015	$11.48863	$11.38567	1,747,401
01/01/2016 to 12/31/2016	$11.38567	$11.25750	1,609,850
01/01/2017 to 12/31/2017	$11.25750	$13.59125	1,522,808
01/01/2018 to 12/31/2018	$13.59125	$11.20328	1,334,637
01/01/2019 to 12/31/2019	$11.20328	$13.21797	1,004,367
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00682	$10.62325	11,936
01/01/2011 to 12/31/2011	$10.62325	$11.74255	157,644,524
01/01/2012 to 12/31/2012	$11.74255	$12.62792	61,798,781
01/01/2013 to 12/31/2013	$12.62792	$12.01813	9,195,374
01/01/2014 to 12/31/2014	$12.01813	$12.60885	11,182,798
01/01/2015 to 12/31/2015	$12.60885	$12.53986	46,805,834
01/01/2016 to 12/31/2016	$12.53986	$12.84539	48,130,147
01/01/2017 to 12/31/2017	$12.84539	$13.17217	17,957,908
01/01/2018 to 12/31/2018	$13.17217	$12.91259	86,803,815
01/01/2019 to 12/31/2019	$12.91259	$14.11864	12,509,050
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97683	$10.89582	11,663,970
01/01/2011 to 12/31/2011	$10.89582	$10.64989	19,028,558
01/01/2012 to 12/31/2012	$10.64989	$11.89058	33,819,857
01/01/2013 to 12/31/2013	$11.89058	$13.59163	38,221,077
01/01/2014 to 12/31/2014	$13.59163	$14.21092	35,730,256
01/01/2015 to 12/31/2015	$14.21092	$13.82301	32,177,202
01/01/2016 to 12/31/2016	$13.82301	$14.29747	29,228,621
01/01/2017 to 12/31/2017	$14.29747	$16.43814	27,907,896
01/01/2018 to 12/31/2018	$16.43814	$14.96609	23,001,928
01/01/2019 to 12/31/2019	$14.96609	$17.57027	17,542,648
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92194	$10.58075	1,222,927
01/01/2011 to 12/31/2011	$10.58075	$9.44941	1,765,458
01/01/2012 to 12/31/2012	$9.44941	$11.32357	3,027,903
01/01/2013 to 12/31/2013	$11.32357	$12.84095	3,720,797
01/01/2014 to 12/31/2014	$12.84095	$11.81920	3,911,787
01/01/2015 to 12/31/2015	$11.81920	$11.29350	3,749,675
01/01/2016 to 12/31/2016	$11.29350	$11.31638	3,520,794
01/01/2017 to 12/31/2017	$11.31638	$14.42099	3,688,390
01/01/2018 to 12/31/2018	$14.42099	$11.69830	3,339,841
01/01/2019 to 12/31/2019	$11.69830	$14.62997	2,435,459
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.61090	7,494,738
01/01/2011 to 12/31/2011	$10.61090	$10.45511	12,799,949
01/01/2012 to 12/31/2012	$10.45511	$11.37878	23,748,760
01/01/2013 to 12/31/2013	$11.37878	$12.41936	25,386,459
01/01/2014 to 12/31/2014	$12.41936	$12.87340	23,635,959
01/01/2015 to 12/31/2015	$12.87340	$12.63141	20,636,012
01/01/2016 to 12/31/2016	$12.63141	$12.89370	18,563,931
01/01/2017 to 12/31/2017	$12.89370	$14.21409	16,687,853
01/01/2018 to 12/31/2018	$14.21409	$13.25491	13,476,965
01/01/2019 to 12/31/2019	$13.25491	$14.93307	10,126,259

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97144	$10.80010	369,555
01/01/2011 to 12/31/2011	$10.80010	$10.68707	715,742
01/01/2012 to 12/31/2012	$10.68707	$12.10062	1,591,115
01/01/2013 to 12/31/2013	$12.10062	$16.23595	1,685,805
01/01/2014 to 12/31/2014	$16.23595	$17.47681	1,688,713
01/01/2015 to 12/31/2015	$17.47681	$19.00666	1,904,219
01/01/2016 to 12/31/2016	$19.00666	$18.41062	1,651,353
01/01/2017 to 12/31/2017	$18.41062	$24.58319	1,840,046
01/01/2018 to 12/31/2018	$24.58319	$23.77369	1,523,849
01/01/2019 to 12/31/2019	$23.77369	$30.98873	1,071,909
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99859	$9.94129	0
01/01/2015 to 12/31/2015	$9.94129	$9.68401	0
01/01/2016 to 12/31/2016	$9.68401	$10.36871	15,195
01/01/2017 to 12/31/2017	$10.36871	$11.68166	15,197
01/01/2018 to 12/31/2018	$11.68166	$10.77363	3,383
01/01/2019 to 12/31/2019	$10.77363	$12.52363	1,223
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99269	$11.33042	1,208,214
01/01/2011 to 12/31/2011	$11.33042	$11.03643	1,826,589
01/01/2012 to 12/31/2012	$11.03643	$12.17932	3,123,857
01/01/2013 to 12/31/2013	$12.17932	$16.35559	3,430,819
01/01/2014 to 12/31/2014	$16.35559	$17.78012	4,952,671
01/01/2015 to 12/31/2015	$17.78012	$19.23816	3,824,487
01/01/2016 to 12/31/2016	$19.23816	$19.96645	3,810,883
01/01/2017 to 12/31/2017	$19.96645	$26.10322	3,323,138
01/01/2018 to 12/31/2018	$26.10322	$24.96747	2,596,443
01/01/2019 to 12/31/2019	$24.96747	$32.30614	1,811,137
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98772	$10.91885	986,150
01/01/2011 to 12/31/2011	$10.91885	$10.39724	1,850,604
01/01/2012 to 12/31/2012	$10.39724	$12.57884	3,476,370
01/01/2013 to 12/31/2013	$12.57884	$15.78207	4,515,744
01/01/2014 to 12/31/2014	$15.78207	$16.07701	4,646,735
01/01/2015 to 12/31/2015	$16.07701	$15.57213	4,478,711
01/01/2016 to 12/31/2016	$15.57213	$16.39662	4,284,916
01/01/2017 to 12/31/2017	$16.39662	$19.96144	4,217,283
01/01/2018 to 12/31/2018	$19.96144	$17.74598	3,629,543
01/01/2019 to 12/31/2019	$17.74598	$22.67027	2,459,456
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99859	$10.32013	4,825,886
01/01/2013 to 12/31/2013	$10.32013	$12.06359	7,905,484
01/01/2014 to 12/31/2014	$12.06359	$12.46788	7,723,394
01/01/2015 to 12/31/2015	$12.46788	$12.10372	6,792,276
01/01/2016 to 12/31/2016	$12.10372	$12.41263	5,833,067
01/01/2017 to 12/31/2017	$12.41263	$14.21470	5,515,899
01/01/2018 to 12/31/2018	$14.21470	$12.81561	4,669,223
01/01/2019 to 12/31/2019	$12.81561	$15.46538	4,266,304

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.89440	383,418
01/01/2011 to 12/31/2011	$10.89440	$10.64578	587,566
01/01/2012 to 12/31/2012	$10.64578	$12.25234	1,220,831
01/01/2013 to 12/31/2013	$12.25234	$16.46513	1,461,440
01/01/2014 to 12/31/2014	$16.46513	$17.59506	1,307,176
01/01/2015 to 12/31/2015	$17.59506	$18.54623	1,170,609
01/01/2016 to 12/31/2016	$18.54623	$18.58005	1,165,777
01/01/2017 to 12/31/2017	$18.58005	$23.87390	1,128,472
01/01/2018 to 12/31/2018	$23.87390	$23.97043	1,091,150
01/01/2019 to 12/31/2019	$23.97043	$32.46495	879,233
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99859	$10.19489	13,864
01/01/2013 to 12/31/2013	$10.19489	$13.47958	256,143
01/01/2014 to 12/31/2014	$13.47958	$14.60434	439,378
01/01/2015 to 12/31/2015	$14.60434	$14.25237	732,691
01/01/2016 to 12/31/2016	$14.25237	$15.89439	1,378,642
01/01/2017 to 12/31/2017	$15.89439	$18.33417	1,728,242
01/01/2018 to 12/31/2018	$18.33417	$16.19161	1,430,226
01/01/2019 to 12/31/2019	$16.19161	$20.58742	1,312,121
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01991	$11.44014	1,392,125
01/01/2011 to 12/31/2011	$11.44014	$10.91114	1,843,266
01/01/2012 to 12/31/2012	$10.91114	$12.82923	3,548,651
01/01/2013 to 12/31/2013	$12.82923	$16.67092	4,014,907
01/01/2014 to 12/31/2014	$16.67092	$18.27663	3,480,984
01/01/2015 to 12/31/2015	$18.27663	$16.94451	6,106,619
01/01/2016 to 12/31/2016	$16.94451	$16.93108	5,453,059
01/01/2017 to 12/31/2017	$16.93108	$21.15309	5,127,763
01/01/2018 to 12/31/2018	$21.15309	$19.88736	4,359,441
01/01/2019 to 12/31/2019	$19.88736	$25.44449	3,189,278
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99114	$11.25860	962,132
01/01/2011 to 12/31/2011	$11.25860	$10.79250	1,541,843
01/01/2012 to 12/31/2012	$10.79250	$12.42576	2,559,321
01/01/2013 to 12/31/2013	$12.42576	$17.34560	3,361,108
01/01/2014 to 12/31/2014	$17.34560	$19.48059	3,280,259
01/01/2015 to 12/31/2015	$19.48059	$18.06995	3,049,764
01/01/2016 to 12/31/2016	$18.06995	$21.00158	3,223,522
01/01/2017 to 12/31/2017	$21.00158	$23.49230	3,165,223
01/01/2018 to 12/31/2018	$23.49230	$19.29382	2,605,211
01/01/2019 to 12/31/2019	$19.29382	$22.95158	2,041,566
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93907	$11.70034	2,484,727
01/01/2011 to 12/31/2011	$11.70034	$9.17013	3,419,207
01/01/2012 to 12/31/2012	$9.17013	$10.63028	5,634,697
01/01/2013 to 12/31/2013	$10.63028	$10.47283	6,285,593
01/01/2014 to 12/31/2014	$10.47283	$9.81275	5,997,131
01/01/2015 to 12/31/2015	$9.81275	$8.03245	5,252,854
01/01/2016 to 12/31/2016	$8.03245	$8.87224	5,025,014
01/01/2017 to 12/31/2017	$8.87224	$11.02238	5,398,469
01/01/2018 to 12/31/2018	$11.02238	$9.31206	4,289,304
01/01/2019 to 12/31/2019	$9.31206	$10.37566	3,223,652

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98956	$10.61981	19,097,676
01/01/2011 to 12/31/2011	$10.61981	$10.54353	35,425,896
01/01/2012 to 12/31/2012	$10.54353	$11.43927	61,697,638
01/01/2013 to 12/31/2013	$11.43927	$12.28073	59,881,764
01/01/2014 to 12/31/2014	$12.28073	$12.76916	55,142,183
01/01/2015 to 12/31/2015	$12.76916	$12.57011	50,440,583
01/01/2016 to 12/31/2016	$12.57011	$13.03960	44,590,686
01/01/2017 to 12/31/2017	$13.03960	$14.11702	40,904,452
01/01/2018 to 12/31/2018	$14.11702	$13.48165	34,477,792
01/01/2019 to 12/31/2019	$13.48165	$15.20591	25,646,358
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01851	$10.06978	272,121
01/01/2012 to 12/31/2012	$10.06978	$10.60206	2,785,266
01/01/2013 to 12/31/2013	$10.60206	$10.18071	1,948,139
01/01/2014 to 12/31/2014	$10.18071	$10.61419	2,751,178
01/01/2015 to 12/31/2015	$10.61419	$10.40575	3,171,296
01/01/2016 to 12/31/2016	$10.40575	$10.65976	3,789,896
01/01/2017 to 12/31/2017	$10.65976	$11.07321	4,032,667
01/01/2018 to 12/31/2018	$11.07321	$10.79547	3,912,650
01/01/2019 to 12/31/2019	$10.79547	$11.64706	3,562,431
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96359	$11.53321	18,771,323
01/01/2011 to 12/31/2011	$11.53321	$10.63290	27,741,061
01/01/2012 to 12/31/2012	$10.63290	$11.80236	53,001,698
01/01/2013 to 12/31/2013	$11.80236	$13.57707	60,829,221
01/01/2014 to 12/31/2014	$13.57707	$14.57389	61,007,482
01/01/2015 to 12/31/2015	$14.57389	$14.23837	99,241,581
01/01/2016 to 12/31/2016	$14.23837	$15.40973	92,514,725
01/01/2017 to 12/31/2017	$15.40973	$17.58685	154,281,993
01/01/2018 to 12/31/2018	$17.58685	$15.97319	124,851,709
01/01/2019 to 12/31/2019	$15.97319	$18.71306	92,737,612
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99859	$11.67279	436
01/01/2014 to 12/31/2014	$11.67279	$13.22324	14,639
01/01/2015 to 12/31/2015	$13.22324	$13.19905	7,517
01/01/2016 to 12/31/2016	$13.19905	$14.38378	3,700
01/01/2017 to 12/31/2017	$14.38378	$17.16751	7,814
01/01/2018 to 12/31/2018	$17.16751	$15.66727	7,448
01/01/2019 to 12/31/2019	$15.66727	$19.28030	2,597
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.91439	247,126
01/01/2011 to 12/31/2011	$10.91439	$11.10006	545,381
01/01/2012 to 12/31/2012	$11.10006	$12.96275	1,354,854
01/01/2013 to 12/31/2013	$12.96275	$16.87460	1,736,116
01/01/2014 to 12/31/2014	$16.87460	$19.44302	2,389,247
01/01/2015 to 12/31/2015	$19.44302	$19.70100	2,233,073
01/01/2016 to 12/31/2016	$19.70100	$22.24202	2,418,798
01/01/2017 to 12/31/2017	$22.24202	$26.73003	2,185,810
01/01/2018 to 12/31/2018	$26.73003	$24.11431	1,835,837
01/01/2019 to 12/31/2019	$24.11431	$29.50389	1,260,546

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.89689	4,804,905
01/01/2012 to 12/31/2012	$8.89689	$9.89612	11,166,035
01/01/2013 to 12/31/2013	$9.89612	$11.90675	14,502,005
01/01/2014 to 12/31/2014	$11.90675	$12.46527	15,393,481
01/01/2015 to 12/31/2015	$12.46527	$12.27176	15,395,716
01/01/2016 to 12/31/2016	$12.27176	$12.82623	13,796,952
01/01/2017 to 12/31/2017	$12.82623	$14.90233	11,736,301
01/01/2018 to 12/31/2018	$14.90233	$13.69146	10,284,715
01/01/2019 to 12/31/2019	$13.69146	$16.31266	5,710,779
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97192	$12.18384	426,864
01/01/2011 to 12/31/2011	$12.18384	$10.40658	1,042,929
01/01/2012 to 12/31/2012	$10.40658	$12.28287	1,809,244
01/01/2013 to 12/31/2013	$12.28287	$17.00181	2,082,691
01/01/2014 to 12/31/2014	$17.00181	$17.53857	1,979,401
01/01/2015 to 12/31/2015	$17.53857	$17.47055	1,642,461
01/01/2016 to 12/31/2016	$17.47055	$18.49644	1,417,333
01/01/2017 to 12/31/2017	$18.49644	$23.21770	1,317,676
01/01/2018 to 12/31/2018	$23.21770	$20.34619	1,160,056
01/01/2019 to 12/31/2019	$20.34619	$27.29708	850,294
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96097	$12.64476	546,119
01/01/2011 to 12/31/2011	$12.64476	$12.30830	1,033,660
01/01/2012 to 12/31/2012	$12.30830	$13.57203	1,888,934
01/01/2013 to 12/31/2013	$13.57203	$18.03404	2,492,070
01/01/2014 to 12/31/2014	$18.03404	$18.40461	2,220,904
01/01/2015 to 12/31/2015	$18.40461	$18.23393	2,156,397
01/01/2016 to 12/31/2016	$18.23393	$20.08921	2,167,372
01/01/2017 to 12/31/2017	$20.08921	$24.47172	1,957,445
01/01/2018 to 12/31/2018	$24.47172	$22.03199	1,809,047
01/01/2019 to 12/31/2019	$22.03199	$28.18087	1,473,214
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96440	$11.49200	373,436
01/01/2011 to 12/31/2011	$11.49200	$10.62167	635,080
01/01/2012 to 12/31/2012	$10.62167	$12.33695	1,206,539
01/01/2013 to 12/31/2013	$12.33695	$16.66308	1,462,253
01/01/2014 to 12/31/2014	$16.66308	$17.24268	1,357,357
01/01/2015 to 12/31/2015	$17.24268	$16.21902	1,080,324
01/01/2016 to 12/31/2016	$16.21902	$20.60010	1,400,633
01/01/2017 to 12/31/2017	$20.60010	$21.73867	1,234,746
01/01/2018 to 12/31/2018	$21.73867	$17.71857	944,162
01/01/2019 to 12/31/2019	$17.71857	$21.24564	799,223
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99229	$10.71605	24,269,579
01/01/2011 to 12/31/2011	$10.71605	$10.74314	44,365,420
01/01/2012 to 12/31/2012	$10.74314	$11.98557	92,816,256
01/01/2013 to 12/31/2013	$11.98557	$13.76509	111,094,453
01/01/2014 to 12/31/2014	$13.76509	$14.32668	107,422,146
01/01/2015 to 12/31/2015	$14.32668	$14.08904	135,986,861
01/01/2016 to 12/31/2016	$14.08904	$14.89482	125,611,954
01/01/2017 to 12/31/2017	$14.89482	$16.89832	116,327,275
01/01/2018 to 12/31/2018	$16.89832	$15.72480	100,366,610
01/01/2019 to 12/31/2019	$15.72480	$18.67952	75,453,763

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99859	$10.50745	30,027
01/01/2015 to 12/31/2015	$10.50745	$10.48375	18,084
01/01/2016 to 12/31/2016	$10.48375	$10.86751	19,201
01/01/2017 to 12/31/2017	$10.86751	$12.86316	19,810
01/01/2018 to 12/31/2018	$12.86316	$11.67772	21,235
01/01/2019 to 12/31/2019	$11.67772	$14.31745	12,010
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97117	$11.16117	1,886,107
01/01/2011 to 12/31/2011	$11.16117	$10.78581	3,234,502
01/01/2012 to 12/31/2012	$10.78581	$12.46639	6,730,374
01/01/2013 to 12/31/2013	$12.46639	$17.64982	7,755,997
01/01/2014 to 12/31/2014	$17.64982	$18.79769	8,100,535
01/01/2015 to 12/31/2015	$18.79769	$20.24900	7,341,629
01/01/2016 to 12/31/2016	$20.24900	$20.44263	6,445,719
01/01/2017 to 12/31/2017	$20.44263	$27.70961	6,167,260
01/01/2018 to 12/31/2018	$27.70961	$28.28909	5,600,759
01/01/2019 to 12/31/2019	$28.28909	$35.65861	4,067,899
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98620	$10.69150	120,198
01/01/2011 to 12/31/2011	$10.69150	$10.45834	772,322
01/01/2012 to 12/31/2012	$10.45834	$11.65803	2,127,026
01/01/2013 to 12/31/2013	$11.65803	$15.42829	2,133,134
01/01/2014 to 12/31/2014	$15.42829	$15.40233	2,019,297
01/01/2015 to 12/31/2015	$15.40233	$14.22243	1,674,209
01/01/2016 to 12/31/2016	$14.22243	$14.83806	1,521,862
01/01/2017 to 12/31/2017	$14.83806	$17.00087	1,487,779
01/01/2018 to 12/31/2018	$17.00087	$15.08768	1,436,345
01/01/2019 to 12/31/2019	$15.08768	$18.68276	4,985,255
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85984	$11.50158	2,083,250
01/01/2011 to 12/31/2011	$11.50158	$9.61963	3,652,343
01/01/2012 to 12/31/2012	$9.61963	$9.79779	6,128,268
01/01/2013 to 12/31/2013	$9.79779	$11.11270	5,639,099
01/01/2014 to 12/31/2014	$11.11270	$10.01041	5,529,020
01/01/2015 to 12/31/2015	$10.01041	$7.94568	4,623,098
01/01/2016 to 12/31/2016	$7.94568	$9.73362	4,360,519
01/01/2017 to 12/31/2017	$9.73362	$10.55477	4,299,192
01/01/2018 to 12/31/2018	$10.55477	$8.64662	3,118,714
01/01/2019 to 12/31/2019	$8.64662	$9.93334	2,930,724
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98028	$10.33385	1,336,731
01/01/2011 to 12/31/2011	$10.33385	$10.57749	2,293,269
01/01/2012 to 12/31/2012	$10.57749	$10.94077	3,419,652
01/01/2013 to 12/31/2013	$10.94077	$10.35114	3,437,860
01/01/2014 to 12/31/2014	$10.35114	$10.23181	3,301,458
01/01/2015 to 12/31/2015	$10.23181	$9.59352	2,649,589
01/01/2016 to 12/31/2016	$9.59352	$9.84178	2,363,771
01/01/2017 to 12/31/2017	$9.84178	$9.87243	2,655,649
01/01/2018 to 12/31/2018	$9.87243	$9.89771	1,995,363
01/01/2019 to 12/31/2019	$9.89771	$9.88552	1,708,579

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98885	$11.52646	408,851
01/01/2011 to 12/31/2011	$11.52646	$10.93968	738,315
01/01/2012 to 12/31/2012	$10.93968	$12.73323	1,339,734
01/01/2013 to 12/31/2013	$12.73323	$16.57418	1,523,954
01/01/2014 to 12/31/2014	$16.57418	$18.73137	1,328,903
01/01/2015 to 12/31/2015	$18.73137	$17.19612	1,111,249
01/01/2016 to 12/31/2016	$17.19612	$19.27023	1,182,512
01/01/2017 to 12/31/2017	$19.27023	$22.45389	1,005,197
01/01/2018 to 12/31/2018	$22.45389	$18.42270	832,514
01/01/2019 to 12/31/2019	$18.42270	$21.57673	663,061
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.83435	4,284,929
01/01/2012 to 12/31/2012	$8.83435	$9.63986	13,644,816
01/01/2013 to 12/31/2013	$9.63986	$11.41894	24,369,833
01/01/2014 to 12/31/2014	$11.41894	$11.84282	25,627,375
01/01/2015 to 12/31/2015	$11.84282	$11.56788	22,842,613
01/01/2016 to 12/31/2016	$11.56788	$12.11360	20,178,757
01/01/2017 to 12/31/2017	$12.11360	$13.52694	18,369,022
01/01/2018 to 12/31/2018	$13.52694	$12.63128	14,364,879
01/01/2019 to 12/31/2019	$12.63128	$14.96871	12,086,271
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.42309	2,739,117
01/01/2011 to 12/31/2011	$10.42309	$10.86347	5,381,783
01/01/2012 to 12/31/2012	$10.86347	$11.51711	8,850,479
01/01/2013 to 12/31/2013	$11.51711	$11.15231	9,405,233
01/01/2014 to 12/31/2014	$11.15231	$11.75168	11,611,010
01/01/2015 to 12/31/2015	$11.75168	$11.69480	11,851,082
01/01/2016 to 12/31/2016	$11.69480	$12.08851	12,324,766
01/01/2017 to 12/31/2017	$12.08851	$12.63316	12,865,557
01/01/2018 to 12/31/2018	$12.63316	$12.13609	17,296,836
01/01/2019 to 12/31/2019	$12.13609	$13.39734	13,285,457
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99859	$10.38369	9,917
01/01/2013 to 12/31/2013	$10.38369	$9.37686	18,466
01/01/2014 to 12/31/2014	$9.37686	$9.34226	17,693
01/01/2015 to 12/31/2015	$9.34226	$8.90025	10,213
01/01/2016 to 12/31/2016	$8.90025	$9.67726	15,292
01/01/2017 to 12/31/2017	$9.67726	$10.39813	16,550
01/01/2018 to 12/31/2018	$10.39813	$9.53902	12,330
01/01/2019 to 12/31/2019	$9.53902	$10.76945	12,156
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	$9.90736	$8.80449	3,879
01/01/2019 to 12/31/2019	$8.80449	$10.59500	3,143
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	$9.91805	$9.39322	5,146
01/01/2019 to 12/31/2019	$9.39322	$12.10281	7,810
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II - Cliff M&E (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.30141	$14.04247	3,404,343
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$17.11008	$18.69395	11,370,627
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$14.23496	$15.36938	12,495,896
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.27848	$17.56017	11,711,949
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$12.47661	$13.29333	5,277,807
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$9.56304	$9.71997	246,933
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$11.05019	$11.62229	478,743
AST Bond Portfolio 2019
03/18/2019 to 12/31/2019	$11.57556	$11.48569	0
AST Bond Portfolio 2020
03/18/2019 to 12/31/2019	$12.05579	$12.18363	2,346,305
AST Bond Portfolio 2021
03/18/2019 to 12/31/2019	$12.62987	$12.93078	1,811,355
AST Bond Portfolio 2022
03/18/2019 to 12/31/2019	$11.76155	$12.12452	339,834
AST Bond Portfolio 2023
03/18/2019 to 12/31/2019	$10.02270	$10.38676	71,383
AST Bond Portfolio 2024
03/18/2019 to 12/31/2019	$9.73791	$10.20371	287,557
AST Bond Portfolio 2025
03/18/2019 to 12/31/2019	$11.17544	$11.78307	465,189
AST Bond Portfolio 2026
03/18/2019 to 12/31/2019	$9.83273	$10.46638	1,961,427
AST Bond Portfolio 2027
03/18/2019 to 12/31/2019	$9.77882	$10.45627	1,132,859
AST Bond Portfolio 2028
03/18/2019 to 12/31/2019	$9.78561	$10.54486	529,203
AST Bond Portfolio 2029
03/18/2019 to 12/31/2019	$9.81823	$10.63309	897,133
AST Bond Portfolio 2030
03/18/2019 to 12/31/2019	$10.29832	$11.22275	374,528
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.73223	$19.28247	21,559,782
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$16.89584	$19.29017	108,169
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$17.02306	$18.54223	37,900
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$21.27776	$24.03292	71,940
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$14.93204	$16.23881	7,615,456
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$13.35334	$14.24339	7,695,974

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.10836	$23.43332	95,131
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$8.58810	$8.56794	363,846
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$14.88570	$15.81572	159,757
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.47621	$23.32541	41,390
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$15.15268	$17.19477	50,890
AST International Value Portfolio
03/18/2019 to 12/31/2019	$12.10015	$12.95687	44,730
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$10.43520	$11.12060	1,204,524
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$15.93168	$17.22240	5,490,375
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$12.82622	$14.34080	88,548
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$13.77507	$14.63843	2,975,084
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.09401	$30.37627	63,018
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$28.07367	$31.66749	169,169
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$19.88595	$22.22222	313,439
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$13.76270	$15.22538	2,860,246
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$27.32256	$31.82341	53,837
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.01616	$20.28059	101,112
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$22.64715	$24.94126	333,857
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.68967	$22.49821	95,356
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$9.90616	$10.17036	85,912
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.00159	$14.90552	9,074,114
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$10.82212	$11.45521	123,825
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$17.12447	$18.34307	23,265,387
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$26.47654	$28.92119	86,764
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$14.76651	$16.02711	11,600,892
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$24.27197	$26.75703	36,850
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$26.23724	$27.62375	46,211
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.86645	$20.82601	34,416
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.79254	$18.31077	24,889,087

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$31.71108	$34.95341	230,901
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$16.56277	$18.31332	227,350
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$9.54289	$9.73676	134,688
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$10.03626	$9.68993	83,890
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.33415	$21.15050	34,076
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$13.52510	$14.70649	7,884,676
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.24217	$13.13249	736,085
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV or With Combo 5% and HAV - Cliff M&E (2.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96755	$10.78127	5,516,405
01/01/2011 to 12/31/2011	$10.78127	$10.27449	7,930,280
01/01/2012 to 12/31/2012	$10.27449	$11.32236	11,077,684
01/01/2013 to 12/31/2013	$11.32236	$12.19011	10,523,493
01/01/2014 to 12/31/2014	$12.19011	$12.38986	9,625,080
01/01/2015 to 12/31/2015	$12.38986	$11.73914	7,485,336
01/01/2016 to 12/31/2016	$11.73914	$12.22137	6,657,645
01/01/2017 to 12/31/2017	$12.22137	$13.47124	6,613,492
01/01/2018 to 12/31/2018	$13.47124	$12.11393	4,605,579
01/01/2019 to 12/31/2019	$12.11393	$13.76372	5,933,869
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97824	$10.88690	3,887,085
01/01/2011 to 12/31/2011	$10.88690	$10.67064	7,536,489
01/01/2012 to 12/31/2012	$10.67064	$11.87203	13,895,266
01/01/2013 to 12/31/2013	$11.87203	$13.54713	14,169,565
01/01/2014 to 12/31/2014	$13.54713	$14.07267	13,538,746
01/01/2015 to 12/31/2015	$14.07267	$13.88783	12,198,105
01/01/2016 to 12/31/2016	$13.88783	$14.56311	11,308,232
01/01/2017 to 12/31/2017	$14.56311	$16.67151	10,544,373
01/01/2018 to 12/31/2018	$16.67151	$15.35892	8,961,668
01/01/2019 to 12/31/2019	$15.35892	$18.32330	9,574,242
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98731	$10.77337	3,202,539
01/01/2011 to 12/31/2011	$10.77337	$10.35589	6,297,134
01/01/2012 to 12/31/2012	$10.35589	$11.18047	11,013,705
01/01/2013 to 12/31/2013	$11.18047	$12.30719	11,015,991
01/01/2014 to 12/31/2014	$12.30719	$12.66800	10,238,199
01/01/2015 to 12/31/2015	$12.66800	$12.38138	9,740,122
01/01/2016 to 12/31/2016	$12.38138	$12.70553	8,734,440
01/01/2017 to 12/31/2017	$12.70553	$14.45873	8,379,981
01/01/2018 to 12/31/2018	$14.45873	$13.03493	6,798,568
01/01/2019 to 12/31/2019	$13.03493	$15.06437	7,138,166
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98851	$10.73966	6,122,070
01/01/2011 to 12/31/2011	$10.73966	$10.38658	11,643,017
01/01/2012 to 12/31/2012	$10.38658	$11.43662	18,171,064
01/01/2013 to 12/31/2013	$11.43662	$13.17247	18,699,184
01/01/2014 to 12/31/2014	$13.17247	$13.73688	17,790,247
01/01/2015 to 12/31/2015	$13.73688	$13.51240	16,519,233
01/01/2016 to 12/31/2016	$13.51240	$14.06251	15,092,781
01/01/2017 to 12/31/2017	$14.06251	$15.82021	13,917,887
01/01/2018 to 12/31/2018	$15.82021	$14.72202	11,978,545
01/01/2019 to 12/31/2019	$14.72202	$17.21153	12,448,517

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99826	$9.13879	2,250,990
01/01/2012 to 12/31/2012	$9.13879	$10.01086	5,203,950
01/01/2013 to 12/31/2013	$10.01086	$10.86430	5,355,492
01/01/2014 to 12/31/2014	$10.86430	$11.15680	5,070,743
01/01/2015 to 12/31/2015	$11.15680	$10.59478	4,683,923
01/01/2016 to 12/31/2016	$10.59478	$11.09480	4,263,071
01/01/2017 to 12/31/2017	$11.09480	$12.23238	4,081,605
01/01/2018 to 12/31/2018	$12.23238	$11.34201	3,349,903
01/01/2019 to 12/31/2019	$11.34201	$13.06040	3,058,583
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00768	$10.06943	258,212
01/01/2011 to 12/31/2011	$10.06943	$10.07987	444,733
01/01/2012 to 12/31/2012	$10.07987	$10.33107	864,280
01/01/2013 to 12/31/2013	$10.33107	$9.89418	887,249
01/01/2014 to 12/31/2014	$9.89418	$9.67708	855,438
01/01/2015 to 12/31/2015	$9.67708	$9.51958	733,064
01/01/2016 to 12/31/2016	$9.51958	$9.47295	756,468
01/01/2017 to 12/31/2017	$9.47295	$9.43279	742,396
01/01/2018 to 12/31/2018	$9.43279	$9.30250	548,402
01/01/2019 to 12/31/2019	$9.30250	$9.52816	783,137
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00660	$10.34172	3,522,143
01/01/2011 to 12/31/2011	$10.34172	$10.44670	5,705,528
01/01/2012 to 12/31/2012	$10.44670	$11.18028	9,414,126
01/01/2013 to 12/31/2013	$11.18028	$10.74438	9,411,995
01/01/2014 to 12/31/2014	$10.74438	$10.96377	8,213,489
01/01/2015 to 12/31/2015	$10.96377	$10.50721	7,210,435
01/01/2016 to 12/31/2016	$10.50721	$10.72204	6,898,896
01/01/2017 to 12/31/2017	$10.72204	$10.95529	6,992,498
01/01/2018 to 12/31/2018	$10.95529	$10.65326	5,566,956
01/01/2019 to 12/31/2019	$10.65326	$11.39178	6,988,652
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97742	$10.82029	5,226,833
01/01/2011 to 12/31/2011	$10.82029	$10.33635	7,593,614
01/01/2012 to 12/31/2012	$10.33635	$11.50768	11,785,115
01/01/2013 to 12/31/2013	$11.50768	$13.82131	13,677,902
01/01/2014 to 12/31/2014	$13.82131	$14.47761	13,579,516
01/01/2015 to 12/31/2015	$14.47761	$14.24918	12,749,908
01/01/2016 to 12/31/2016	$14.24918	$14.90433	12,003,740
01/01/2017 to 12/31/2017	$14.90433	$17.20269	11,804,840
01/01/2018 to 12/31/2018	$17.20269	$15.79233	9,968,901
01/01/2019 to 12/31/2019	$15.79233	$18.90043	11,422,717
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99826	$11.61742	34,276
01/01/2014 to 12/31/2014	$11.61742	$12.92135	120,929
01/01/2015 to 12/31/2015	$12.92135	$12.19819	216,391
01/01/2016 to 12/31/2016	$12.19819	$13.72148	283,169
01/01/2017 to 12/31/2017	$13.72148	$15.90644	303,812
01/01/2018 to 12/31/2018	$15.90644	$14.82847	249,038
01/01/2019 to 12/31/2019	$14.82847	$19.02192	329,787

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96993	$11.53165	122,752
01/01/2011 to 12/31/2011	$11.53165	$10.72094	190,352
01/01/2012 to 12/31/2012	$10.72094	$13.30873	520,200
01/01/2013 to 12/31/2013	$13.30873	$13.59570	441,221
01/01/2014 to 12/31/2014	$13.59570	$15.16355	413,940
01/01/2015 to 12/31/2015	$15.16355	$14.83180	340,933
01/01/2016 to 12/31/2016	$14.83180	$14.65107	259,997
01/01/2017 to 12/31/2017	$14.65107	$15.90570	254,108
01/01/2018 to 12/31/2018	$15.90570	$14.83656	186,929
01/01/2019 to 12/31/2019	$14.83656	$18.17468	216,706
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95965	$11.77181	148,869
01/01/2011 to 12/31/2011	$11.77181	$12.28453	287,342
01/01/2012 to 12/31/2012	$12.28453	$13.87195	637,193
01/01/2013 to 12/31/2013	$13.87195	$14.00615	695,083
01/01/2014 to 12/31/2014	$14.00615	$17.95101	590,923
01/01/2015 to 12/31/2015	$17.95101	$18.42533	529,969
01/01/2016 to 12/31/2016	$18.42533	$18.90802	485,470
01/01/2017 to 12/31/2017	$18.90802	$19.66812	461,635
01/01/2018 to 12/31/2018	$19.66812	$18.33739	333,568
01/01/2019 to 12/31/2019	$18.33739	$23.55652	360,918
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97573	$11.00198	3,040,603
01/01/2011 to 12/31/2011	$11.00198	$10.60927	5,374,961
01/01/2012 to 12/31/2012	$10.60927	$11.49073	9,010,294
01/01/2013 to 12/31/2013	$11.49073	$12.90995	9,037,919
01/01/2014 to 12/31/2014	$12.90995	$13.03710	8,381,745
01/01/2015 to 12/31/2015	$13.03710	$12.88970	7,658,849
01/01/2016 to 12/31/2016	$12.88970	$13.15637	7,087,521
01/01/2017 to 12/31/2017	$13.15637	$15.00254	6,794,577
01/01/2018 to 12/31/2018	$15.00254	$13.54839	5,628,931
01/01/2019 to 12/31/2019	$13.54839	$15.91673	6,020,964
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98800	$10.68940	2,546,265
01/01/2011 to 12/31/2011	$10.68940	$10.41222	4,103,365
01/01/2012 to 12/31/2012	$10.41222	$11.22580	6,407,141
01/01/2013 to 12/31/2013	$11.22580	$12.06932	6,447,232
01/01/2014 to 12/31/2014	$12.06932	$12.29341	5,849,519
01/01/2015 to 12/31/2015	$12.29341	$11.92573	4,782,241
01/01/2016 to 12/31/2016	$11.92573	$12.28947	4,290,001
01/01/2017 to 12/31/2017	$12.28947	$13.51005	4,372,627
01/01/2018 to 12/31/2018	$13.51005	$12.29132	3,135,305
01/01/2019 to 12/31/2019	$12.29132	$13.96110	3,702,800
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96489	$11.47751	259,896
01/01/2011 to 12/31/2011	$11.47751	$11.38312	365,908
01/01/2012 to 12/31/2012	$11.38312	$12.89210	687,005
01/01/2013 to 12/31/2013	$12.89210	$17.52034	754,500
01/01/2014 to 12/31/2014	$17.52034	$18.38705	760,935
01/01/2015 to 12/31/2015	$18.38705	$17.01185	666,868
01/01/2016 to 12/31/2016	$17.01185	$20.70469	578,584
01/01/2017 to 12/31/2017	$20.70469	$22.74177	571,317
01/01/2018 to 12/31/2018	$22.74177	$19.13040	444,365
01/01/2019 to 12/31/2019	$19.13040	$22.96820	538,590

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99826	$9.83210	432,404
01/01/2011 to 12/31/2011	$9.83210	$9.62805	976,585
01/01/2012 to 12/31/2012	$9.62805	$9.42621	856,782
01/01/2013 to 12/31/2013	$9.42621	$9.22821	641,576
01/01/2014 to 12/31/2014	$9.22821	$9.03434	566,785
01/01/2015 to 12/31/2015	$9.03434	$8.84463	698,243
01/01/2016 to 12/31/2016	$8.84463	$8.65942	592,139
01/01/2017 to 12/31/2017	$8.65942	$8.50697	420,122
01/01/2018 to 12/31/2018	$8.50697	$8.43563	368,897
01/01/2019 to 12/31/2019	$8.43563	$8.39821	962,712
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98423	$10.75077	196,063
01/01/2011 to 12/31/2011	$10.75077	$10.85949	414,596
01/01/2012 to 12/31/2012	$10.85949	$12.10603	940,570
01/01/2013 to 12/31/2013	$12.10603	$12.70285	764,877
01/01/2014 to 12/31/2014	$12.70285	$12.75411	710,577
01/01/2015 to 12/31/2015	$12.75411	$12.04126	602,225
01/01/2016 to 12/31/2016	$12.04126	$13.60403	544,746
01/01/2017 to 12/31/2017	$13.60403	$14.31431	536,369
01/01/2018 to 12/31/2018	$14.31431	$13.73367	400,616
01/01/2019 to 12/31/2019	$13.73367	$15.50241	489,964
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99024	$10.60710	86,158
01/01/2011 to 12/31/2011	$10.60710	$9.95015	114,797
01/01/2012 to 12/31/2012	$9.95015	$11.38581	182,558
01/01/2013 to 12/31/2013	$11.38581	$15.59005	286,238
01/01/2014 to 12/31/2014	$15.59005	$17.36079	338,509
01/01/2015 to 12/31/2015	$17.36079	$15.66437	332,725
01/01/2016 to 12/31/2016	$15.66437	$18.38597	269,085
01/01/2017 to 12/31/2017	$18.38597	$21.45578	260,626
01/01/2018 to 12/31/2018	$21.45578	$18.03031	230,662
01/01/2019 to 12/31/2019	$18.03031	$22.86306	355,128
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92909	$11.24449	120,209
01/01/2011 to 12/31/2011	$11.24449	$9.58589	187,387
01/01/2012 to 12/31/2012	$9.58589	$11.29559	297,821
01/01/2013 to 12/31/2013	$11.29559	$13.16577	288,766
01/01/2014 to 12/31/2014	$13.16577	$12.17716	295,040
01/01/2015 to 12/31/2015	$12.17716	$12.29675	284,441
01/01/2016 to 12/31/2016	$12.29675	$11.58431	249,759
01/01/2017 to 12/31/2017	$11.58431	$15.35957	248,199
01/01/2018 to 12/31/2018	$15.35957	$13.03078	273,779
01/01/2019 to 12/31/2019	$13.03078	$16.85372	343,094
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92896	$10.78368	128,205
01/01/2011 to 12/31/2011	$10.78368	$9.23249	198,630
01/01/2012 to 12/31/2012	$9.23249	$10.54563	279,772
01/01/2013 to 12/31/2013	$10.54563	$12.33410	307,502
01/01/2014 to 12/31/2014	$12.33410	$11.26549	290,198
01/01/2015 to 12/31/2015	$11.26549	$11.11906	284,240
01/01/2016 to 12/31/2016	$11.11906	$10.94929	266,840
01/01/2017 to 12/31/2017	$10.94929	$13.16563	231,803
01/01/2018 to 12/31/2018	$13.16563	$10.80802	193,720
01/01/2019 to 12/31/2019	$10.80802	$12.69965	266,372

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00649	$10.58844	161
01/01/2011 to 12/31/2011	$10.58844	$11.65657	28,245,185
01/01/2012 to 12/31/2012	$11.65657	$12.48437	12,185,297
01/01/2013 to 12/31/2013	$12.48437	$11.83322	2,586,723
01/01/2014 to 12/31/2014	$11.83322	$12.36430	3,220,720
01/01/2015 to 12/31/2015	$12.36430	$12.24661	11,855,244
01/01/2016 to 12/31/2016	$12.24661	$12.49409	12,647,205
01/01/2017 to 12/31/2017	$12.49409	$12.75993	5,679,633
01/01/2018 to 12/31/2018	$12.75993	$12.45717	21,385,132
01/01/2019 to 12/31/2019	$12.45717	$13.56524	12,569,169
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97649	$10.86001	2,174,610
01/01/2011 to 12/31/2011	$10.86001	$10.57177	3,640,539
01/01/2012 to 12/31/2012	$10.57177	$11.75519	6,361,180
01/01/2013 to 12/31/2013	$11.75519	$13.38210	6,280,168
01/01/2014 to 12/31/2014	$13.38210	$13.93493	5,980,304
01/01/2015 to 12/31/2015	$13.93493	$13.49945	5,268,824
01/01/2016 to 12/31/2016	$13.49945	$13.90612	4,706,004
01/01/2017 to 12/31/2017	$13.90612	$15.92331	4,506,158
01/01/2018 to 12/31/2018	$15.92331	$14.43807	3,576,352
01/01/2019 to 12/31/2019	$14.43807	$16.88134	3,677,106
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92161	$10.54608	312,059
01/01/2011 to 12/31/2011	$10.54608	$9.38012	471,899
01/01/2012 to 12/31/2012	$9.38012	$11.19486	754,667
01/01/2013 to 12/31/2013	$11.19486	$12.64339	834,403
01/01/2014 to 12/31/2014	$12.64339	$11.58999	865,385
01/01/2015 to 12/31/2015	$11.58999	$11.02943	754,096
01/01/2016 to 12/31/2016	$11.02943	$11.00699	732,940
01/01/2017 to 12/31/2017	$11.00699	$13.96977	760,676
01/01/2018 to 12/31/2018	$13.96977	$11.28582	614,270
01/01/2019 to 12/31/2019	$11.28582	$14.05673	796,199
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.57605	1,900,708
01/01/2011 to 12/31/2011	$10.57605	$10.37847	3,919,930
01/01/2012 to 12/31/2012	$10.37847	$11.24938	6,213,028
01/01/2013 to 12/31/2013	$11.24938	$12.22821	6,104,537
01/01/2014 to 12/31/2014	$12.22821	$12.62374	5,567,461
01/01/2015 to 12/31/2015	$12.62374	$12.33605	4,924,098
01/01/2016 to 12/31/2016	$12.33605	$12.54118	4,480,898
01/01/2017 to 12/31/2017	$12.54118	$13.76941	4,137,229
01/01/2018 to 12/31/2018	$13.76941	$12.78772	3,244,160
01/01/2019 to 12/31/2019	$12.78772	$14.34816	3,639,783
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97111	$10.76470	87,860
01/01/2011 to 12/31/2011	$10.76470	$10.60883	166,469
01/01/2012 to 12/31/2012	$10.60883	$11.96308	366,380
01/01/2013 to 12/31/2013	$11.96308	$15.98615	359,521
01/01/2014 to 12/31/2014	$15.98615	$17.13785	364,972
01/01/2015 to 12/31/2015	$17.13785	$18.56219	390,119
01/01/2016 to 12/31/2016	$18.56219	$17.90707	365,110
01/01/2017 to 12/31/2017	$17.90707	$23.81386	368,003
01/01/2018 to 12/31/2018	$23.81386	$22.93529	322,193
01/01/2019 to 12/31/2019	$22.93529	$29.77423	342,016

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99236	$11.29330	189,485
01/01/2011 to 12/31/2011	$11.29330	$10.95551	336,887
01/01/2012 to 12/31/2012	$10.95551	$12.04063	653,350
01/01/2013 to 12/31/2013	$12.04063	$16.10352	577,122
01/01/2014 to 12/31/2014	$16.10352	$17.43484	900,638
01/01/2015 to 12/31/2015	$17.43484	$18.78781	698,619
01/01/2016 to 12/31/2016	$18.78781	$19.41983	659,126
01/01/2017 to 12/31/2017	$19.41983	$25.28556	587,964
01/01/2018 to 12/31/2018	$25.28556	$24.08630	446,688
01/01/2019 to 12/31/2019	$24.08630	$31.03918	500,603
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98739	$10.88308	313,949
01/01/2011 to 12/31/2011	$10.88308	$10.32113	453,670
01/01/2012 to 12/31/2012	$10.32113	$12.43595	818,069
01/01/2013 to 12/31/2013	$12.43595	$15.53932	924,018
01/01/2014 to 12/31/2014	$15.53932	$15.76524	893,148
01/01/2015 to 12/31/2015	$15.76524	$15.20794	811,824
01/01/2016 to 12/31/2016	$15.20794	$15.94814	766,672
01/01/2017 to 12/31/2017	$15.94814	$19.33665	694,836
01/01/2018 to 12/31/2018	$19.33665	$17.12009	543,668
01/01/2019 to 12/31/2019	$17.12009	$21.78151	564,922
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.29169	895,325
01/01/2013 to 12/31/2013	$10.29169	$11.98140	1,114,810
01/01/2014 to 12/31/2014	$11.98140	$12.33254	1,170,124
01/01/2015 to 12/31/2015	$12.33254	$11.92365	1,004,244
01/01/2016 to 12/31/2016	$11.92365	$12.17840	910,753
01/01/2017 to 12/31/2017	$12.17840	$13.88984	910,757
01/01/2018 to 12/31/2018	$13.88984	$12.47141	738,498
01/01/2019 to 12/31/2019	$12.47141	$14.98878	731,636
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.85871	69,804
01/01/2011 to 12/31/2011	$10.85871	$10.56782	101,083
01/01/2012 to 12/31/2012	$10.56782	$12.11316	249,054
01/01/2013 to 12/31/2013	$12.11316	$16.21185	263,789
01/01/2014 to 12/31/2014	$16.21185	$17.25380	286,582
01/01/2015 to 12/31/2015	$17.25380	$18.11252	198,780
01/01/2016 to 12/31/2016	$18.11252	$18.07191	191,987
01/01/2017 to 12/31/2017	$18.07191	$23.12682	179,148
01/01/2018 to 12/31/2018	$23.12682	$23.12527	174,478
01/01/2019 to 12/31/2019	$23.12527	$31.19273	219,687
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99826	$10.17946	487
01/01/2013 to 12/31/2013	$10.17946	$13.40436	30,115
01/01/2014 to 12/31/2014	$13.40436	$14.46368	66,282
01/01/2015 to 12/31/2015	$14.46368	$14.05744	124,089
01/01/2016 to 12/31/2016	$14.05744	$15.61340	198,007
01/01/2017 to 12/31/2017	$15.61340	$17.93707	273,196
01/01/2018 to 12/31/2018	$17.93707	$15.77605	191,046
01/01/2019 to 12/31/2019	$15.77605	$19.97742	252,229

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01958	$11.40273	352,049
01/01/2011 to 12/31/2011	$11.40273	$10.83119	496,956
01/01/2012 to 12/31/2012	$10.83119	$12.68323	836,897
01/01/2013 to 12/31/2013	$12.68323	$16.41409	857,598
01/01/2014 to 12/31/2014	$16.41409	$17.92176	770,824
01/01/2015 to 12/31/2015	$17.92176	$16.54789	1,378,929
01/01/2016 to 12/31/2016	$16.54789	$16.46765	1,308,923
01/01/2017 to 12/31/2017	$16.46765	$20.49067	1,139,274
01/01/2018 to 12/31/2018	$20.49067	$19.18568	936,737
01/01/2019 to 12/31/2019	$19.18568	$24.44678	1,021,020
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99081	$11.22185	182,245
01/01/2011 to 12/31/2011	$11.22185	$10.71360	279,795
01/01/2012 to 12/31/2012	$10.71360	$12.28480	466,088
01/01/2013 to 12/31/2013	$12.28480	$17.07924	611,307
01/01/2014 to 12/31/2014	$17.07924	$19.10337	646,008
01/01/2015 to 12/31/2015	$19.10337	$17.64787	610,672
01/01/2016 to 12/31/2016	$17.64787	$20.42786	634,200
01/01/2017 to 12/31/2017	$20.42786	$22.75780	593,925
01/01/2018 to 12/31/2018	$22.75780	$18.61396	442,842
01/01/2019 to 12/31/2019	$18.61396	$22.05268	547,806
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93873	$11.66195	476,936
01/01/2011 to 12/31/2011	$11.66195	$9.10284	664,092
01/01/2012 to 12/31/2012	$9.10284	$10.50918	1,181,912
01/01/2013 to 12/31/2013	$10.50918	$10.31145	1,168,271
01/01/2014 to 12/31/2014	$10.31145	$9.62209	1,032,136
01/01/2015 to 12/31/2015	$9.62209	$7.84425	931,152
01/01/2016 to 12/31/2016	$7.84425	$8.62930	840,971
01/01/2017 to 12/31/2017	$8.62930	$10.67714	878,413
01/01/2018 to 12/31/2018	$10.67714	$8.98352	744,679
01/01/2019 to 12/31/2019	$8.98352	$9.96887	995,878
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98922	$10.58499	4,586,837
01/01/2011 to 12/31/2011	$10.58499	$10.46635	10,310,852
01/01/2012 to 12/31/2012	$10.46635	$11.30921	16,150,559
01/01/2013 to 12/31/2013	$11.30921	$12.09170	15,260,664
01/01/2014 to 12/31/2014	$12.09170	$12.52144	14,101,630
01/01/2015 to 12/31/2015	$12.52144	$12.27605	12,732,885
01/01/2016 to 12/31/2016	$12.27605	$12.68287	11,691,694
01/01/2017 to 12/31/2017	$12.68287	$13.67509	10,989,323
01/01/2018 to 12/31/2018	$13.67509	$13.00614	9,206,580
01/01/2019 to 12/31/2019	$13.00614	$14.60987	10,642,439
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01818	$10.06267	48,356
01/01/2012 to 12/31/2012	$10.06267	$10.55146	348,835
01/01/2013 to 12/31/2013	$10.55146	$10.09089	425,576
01/01/2014 to 12/31/2014	$10.09089	$10.47775	498,444
01/01/2015 to 12/31/2015	$10.47775	$10.23026	624,104
01/01/2016 to 12/31/2016	$10.23026	$10.43751	574,988
01/01/2017 to 12/31/2017	$10.43751	$10.79838	582,280
01/01/2018 to 12/31/2018	$10.79838	$10.48440	583,620
01/01/2019 to 12/31/2019	$10.48440	$11.26551	789,958

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96325	$11.49547	3,712,117
01/01/2011 to 12/31/2011	$11.49547	$10.55499	5,954,130
01/01/2012 to 12/31/2012	$10.55499	$11.66811	10,641,823
01/01/2013 to 12/31/2013	$11.66811	$13.36799	11,234,481
01/01/2014 to 12/31/2014	$13.36799	$14.29091	11,027,596
01/01/2015 to 12/31/2015	$14.29091	$13.90511	18,528,500
01/01/2016 to 12/31/2016	$13.90511	$14.98807	17,001,349
01/01/2017 to 12/31/2017	$14.98807	$17.03621	26,046,854
01/01/2018 to 12/31/2018	$17.03621	$15.40978	20,008,167
01/01/2019 to 12/31/2019	$15.40978	$17.97954	22,346,922
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.87869	60,348
01/01/2011 to 12/31/2011	$10.87869	$11.01886	118,986
01/01/2012 to 12/31/2012	$11.01886	$12.81560	223,207
01/01/2013 to 12/31/2013	$12.81560	$16.61507	238,283
01/01/2014 to 12/31/2014	$16.61507	$19.06605	315,106
01/01/2015 to 12/31/2015	$19.06605	$19.24041	327,003
01/01/2016 to 12/31/2016	$19.24041	$21.63385	298,638
01/01/2017 to 12/31/2017	$21.63385	$25.89381	286,427
01/01/2018 to 12/31/2018	$25.89381	$23.26422	235,218
01/01/2019 to 12/31/2019	$23.26422	$28.34790	302,555
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99826	$8.87255	0
01/01/2012 to 12/31/2012	$8.87255	$9.82884	0
01/01/2013 to 12/31/2013	$9.82884	$11.77773	0
01/01/2014 to 12/31/2014	$11.77773	$12.27998	0
01/01/2015 to 12/31/2015	$12.27998	$12.04019	0
01/01/2016 to 12/31/2016	$12.04019	$12.53316	0
01/01/2017 to 12/31/2017	$12.53316	$14.50269	0
01/01/2018 to 12/31/2018	$14.50269	$13.26972	0
01/01/2019 to 12/31/2019	$13.26972	$15.74582	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97159	$12.14387	134,008
01/01/2011 to 12/31/2011	$12.14387	$10.33026	272,000
01/01/2012 to 12/31/2012	$10.33026	$12.14309	472,973
01/01/2013 to 12/31/2013	$12.14309	$16.73995	485,972
01/01/2014 to 12/31/2014	$16.73995	$17.19813	441,793
01/01/2015 to 12/31/2015	$17.19813	$17.06163	393,502
01/01/2016 to 12/31/2016	$17.06163	$17.99015	341,177
01/01/2017 to 12/31/2017	$17.99015	$22.49062	292,969
01/01/2018 to 12/31/2018	$22.49062	$19.62824	234,725
01/01/2019 to 12/31/2019	$19.62824	$26.22656	279,857
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96064	$12.60328	196,458
01/01/2011 to 12/31/2011	$12.60328	$12.21817	299,003
01/01/2012 to 12/31/2012	$12.21817	$13.41755	577,925
01/01/2013 to 12/31/2013	$13.41755	$17.75618	609,853
01/01/2014 to 12/31/2014	$17.75618	$18.04719	496,075
01/01/2015 to 12/31/2015	$18.04719	$17.80700	436,884
01/01/2016 to 12/31/2016	$17.80700	$19.53933	416,555
01/01/2017 to 12/31/2017	$19.53933	$23.70528	393,111
01/01/2018 to 12/31/2018	$23.70528	$21.25441	341,756
01/01/2019 to 12/31/2019	$21.25441	$27.07555	392,565

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96407	$11.45416	105,127
01/01/2011 to 12/31/2011	$11.45416	$10.54377	159,251
01/01/2012 to 12/31/2012	$10.54377	$12.19664	281,664
01/01/2013 to 12/31/2013	$12.19664	$16.40654	310,561
01/01/2014 to 12/31/2014	$16.40654	$16.90814	275,770
01/01/2015 to 12/31/2015	$16.90814	$15.83959	223,450
01/01/2016 to 12/31/2016	$15.83959	$20.03660	242,821
01/01/2017 to 12/31/2017	$20.03660	$21.05817	245,215
01/01/2018 to 12/31/2018	$21.05817	$17.09362	157,914
01/01/2019 to 12/31/2019	$17.09362	$20.41278	232,274
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99195	$10.68099	4,889,068
01/01/2011 to 12/31/2011	$10.68099	$10.66444	10,210,336
01/01/2012 to 12/31/2012	$10.66444	$11.84920	20,138,252
01/01/2013 to 12/31/2013	$11.84920	$13.55300	20,387,641
01/01/2014 to 12/31/2014	$13.55300	$14.04852	19,676,026
01/01/2015 to 12/31/2015	$14.04852	$13.75930	23,116,289
01/01/2016 to 12/31/2016	$13.75930	$14.48726	21,511,034
01/01/2017 to 12/31/2017	$14.48726	$16.36920	19,801,328
01/01/2018 to 12/31/2018	$16.36920	$15.16999	16,869,578
01/01/2019 to 12/31/2019	$15.16999	$17.94723	18,199,247
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97083	$11.12457	438,944
01/01/2011 to 12/31/2011	$11.12457	$10.70663	741,977
01/01/2012 to 12/31/2012	$10.70663	$12.32438	1,368,551
01/01/2013 to 12/31/2013	$12.32438	$17.37774	1,413,534
01/01/2014 to 12/31/2014	$17.37774	$18.43263	1,374,787
01/01/2015 to 12/31/2015	$18.43263	$19.77495	1,118,028
01/01/2016 to 12/31/2016	$19.77495	$19.88294	1,104,974
01/01/2017 to 12/31/2017	$19.88294	$26.84167	1,090,526
01/01/2018 to 12/31/2018	$26.84167	$27.29090	958,308
01/01/2019 to 12/31/2019	$27.29090	$34.26036	1,185,084
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98586	$10.65635	38,110
01/01/2011 to 12/31/2011	$10.65635	$10.38154	203,130
01/01/2012 to 12/31/2012	$10.38154	$11.52522	518,378
01/01/2013 to 12/31/2013	$11.52522	$15.19051	475,590
01/01/2014 to 12/31/2014	$15.19051	$15.10316	391,110
01/01/2015 to 12/31/2015	$15.10316	$13.88932	362,052
01/01/2016 to 12/31/2016	$13.88932	$14.43178	344,813
01/01/2017 to 12/31/2017	$14.43178	$16.46836	312,426
01/01/2018 to 12/31/2018	$16.46836	$14.55517	272,714
01/01/2019 to 12/31/2019	$14.55517	$17.95016	1,254,044
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85951	$11.46379	573,055
01/01/2011 to 12/31/2011	$11.46379	$9.54897	868,367
01/01/2012 to 12/31/2012	$9.54897	$9.68622	1,414,997
01/01/2013 to 12/31/2013	$9.68622	$10.94133	1,407,132
01/01/2014 to 12/31/2014	$10.94133	$9.81585	1,377,339
01/01/2015 to 12/31/2015	$9.81585	$7.75949	1,373,414
01/01/2016 to 12/31/2016	$7.75949	$9.46706	1,195,413
01/01/2017 to 12/31/2017	$9.46706	$10.22409	1,178,685
01/01/2018 to 12/31/2018	$10.22409	$8.34146	825,711
01/01/2019 to 12/31/2019	$8.34146	$9.54372	1,193,807

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97994	$10.29998	205,208
01/01/2011 to 12/31/2011	$10.29998	$10.49994	382,952
01/01/2012 to 12/31/2012	$10.49994	$10.81629	574,782
01/01/2013 to 12/31/2013	$10.81629	$10.19168	601,580
01/01/2014 to 12/31/2014	$10.19168	$10.03320	566,789
01/01/2015 to 12/31/2015	$10.03320	$9.36886	466,102
01/01/2016 to 12/31/2016	$9.36886	$9.57221	446,041
01/01/2017 to 12/31/2017	$9.57221	$9.56300	471,699
01/01/2018 to 12/31/2018	$9.56300	$9.54828	350,882
01/01/2019 to 12/31/2019	$9.54828	$9.49765	488,053
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98852	$11.48881	123,513
01/01/2011 to 12/31/2011	$11.48881	$10.85968	189,254
01/01/2012 to 12/31/2012	$10.85968	$12.58860	342,440
01/01/2013 to 12/31/2013	$12.58860	$16.31935	366,853
01/01/2014 to 12/31/2014	$16.31935	$18.36824	328,204
01/01/2015 to 12/31/2015	$18.36824	$16.79407	318,024
01/01/2016 to 12/31/2016	$16.79407	$18.74335	274,958
01/01/2017 to 12/31/2017	$18.74335	$21.75133	229,819
01/01/2018 to 12/31/2018	$21.75133	$17.77316	167,180
01/01/2019 to 12/31/2019	$17.77316	$20.73121	220,177
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99826	$8.81016	931,127
01/01/2012 to 12/31/2012	$8.81016	$9.57427	2,504,847
01/01/2013 to 12/31/2013	$9.57427	$11.29515	3,282,509
01/01/2014 to 12/31/2014	$11.29515	$11.66673	3,551,805
01/01/2015 to 12/31/2015	$11.66673	$11.34940	3,025,807
01/01/2016 to 12/31/2016	$11.34940	$11.83661	2,631,494
01/01/2017 to 12/31/2017	$11.83661	$13.16397	2,564,704
01/01/2018 to 12/31/2018	$13.16397	$12.24203	2,128,075
01/01/2019 to 12/31/2019	$12.24203	$14.44827	2,080,429
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.38898	637,730
01/01/2011 to 12/31/2011	$10.38898	$10.78389	1,103,783
01/01/2012 to 12/31/2012	$10.78389	$11.38606	1,945,738
01/01/2013 to 12/31/2013	$11.38606	$10.98046	2,105,634
01/01/2014 to 12/31/2014	$10.98046	$11.52347	2,225,446
01/01/2015 to 12/31/2015	$11.52347	$11.42096	2,153,202
01/01/2016 to 12/31/2016	$11.42096	$11.75748	2,310,203
01/01/2017 to 12/31/2017	$11.75748	$12.23735	2,316,088
01/01/2018 to 12/31/2018	$12.23735	$11.70770	3,166,374
01/01/2019 to 12/31/2019	$11.70770	$12.87172	3,826,800
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II or With HAV and HD GRO II OR HAV and GRO Plus II - Cliff M&E (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96738	$10.76360	1,982,880
01/01/2011 to 12/31/2011	$10.76360	$10.23677	1,624,541
01/01/2012 to 12/31/2012	$10.23677	$11.25791	1,330,124
01/01/2013 to 12/31/2013	$11.25791	$12.09609	955,571
01/01/2014 to 12/31/2014	$12.09609	$12.26912	696,255
01/01/2015 to 12/31/2015	$12.26912	$11.60105	281,680
01/01/2016 to 12/31/2016	$11.60105	$12.05305	197,525
01/01/2017 to 12/31/2017	$12.05305	$13.25866	198,645
01/01/2018 to 12/31/2018	$13.25866	$11.89825	69,191
01/01/2019 to 12/31/2019	$11.89825	$13.49093	25,354
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97807	$10.86903	1,426,285
01/01/2011 to 12/31/2011	$10.86903	$10.63140	1,184,101
01/01/2012 to 12/31/2012	$10.63140	$11.80420	1,178,277
01/01/2013 to 12/31/2013	$11.80420	$13.44221	940,524
01/01/2014 to 12/31/2014	$13.44221	$13.93521	645,641
01/01/2015 to 12/31/2015	$13.93521	$13.72405	297,367
01/01/2016 to 12/31/2016	$13.72405	$14.36201	240,475
01/01/2017 to 12/31/2017	$14.36201	$16.40782	208,352
01/01/2018 to 12/31/2018	$16.40782	$15.08486	73,187
01/01/2019 to 12/31/2019	$15.08486	$17.95958	46,259
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98715	$10.75566	380,072
01/01/2011 to 12/31/2011	$10.75566	$10.31779	266,575
01/01/2012 to 12/31/2012	$10.31779	$11.11657	238,332
01/01/2013 to 12/31/2013	$11.11657	$12.21187	138,116
01/01/2014 to 12/31/2014	$12.21187	$12.54429	155,391
01/01/2015 to 12/31/2015	$12.54429	$12.23535	112,760
01/01/2016 to 12/31/2016	$12.23535	$12.53023	82,901
01/01/2017 to 12/31/2017	$12.53023	$14.23020	87,202
01/01/2018 to 12/31/2018	$14.23020	$12.80249	26,744
01/01/2019 to 12/31/2019	$12.80249	$14.76547	20,456
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98834	$10.72203	2,364,506
01/01/2011 to 12/31/2011	$10.72203	$10.34844	1,461,557
01/01/2012 to 12/31/2012	$10.34844	$11.37141	1,327,342
01/01/2013 to 12/31/2013	$11.37141	$13.07048	1,084,043
01/01/2014 to 12/31/2014	$13.07048	$13.60269	793,257
01/01/2015 to 12/31/2015	$13.60269	$13.35307	408,283
01/01/2016 to 12/31/2016	$13.35307	$13.86830	277,964
01/01/2017 to 12/31/2017	$13.86830	$15.56997	296,837
01/01/2018 to 12/31/2018	$15.56997	$14.45940	129,314
01/01/2019 to 12/31/2019	$14.45940	$16.86994	64,013

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99809	$9.12620	16,940
01/01/2012 to 12/31/2012	$9.12620	$9.97667	55,542
01/01/2013 to 12/31/2013	$9.97667	$10.80518	57,583
01/01/2014 to 12/31/2014	$10.80518	$11.07340	27,998
01/01/2015 to 12/31/2015	$11.07340	$10.49404	20,891
01/01/2016 to 12/31/2016	$10.49404	$10.96688	28,751
01/01/2017 to 12/31/2017	$10.96688	$12.06665	21,095
01/01/2018 to 12/31/2018	$12.06665	$11.16542	3,300
01/01/2019 to 12/31/2019	$11.16542	$12.83089	2,738
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00751	$10.05274	127,840
01/01/2011 to 12/31/2011	$10.05274	$10.04285	173,864
01/01/2012 to 12/31/2012	$10.04285	$10.27228	74,789
01/01/2013 to 12/31/2013	$10.27228	$9.81790	241,886
01/01/2014 to 12/31/2014	$9.81790	$9.58291	313,590
01/01/2015 to 12/31/2015	$9.58291	$9.40784	209,042
01/01/2016 to 12/31/2016	$9.40784	$9.34229	143,241
01/01/2017 to 12/31/2017	$9.34229	$9.28330	144,230
01/01/2018 to 12/31/2018	$9.28330	$9.13630	61,713
01/01/2019 to 12/31/2019	$9.13630	$9.33871	28,818
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00643	$10.32475	904,921
01/01/2011 to 12/31/2011	$10.32475	$10.40836	596,566
01/01/2012 to 12/31/2012	$10.40836	$11.11653	610,011
01/01/2013 to 12/31/2013	$11.11653	$10.66129	478,791
01/01/2014 to 12/31/2014	$10.66129	$10.85686	415,361
01/01/2015 to 12/31/2015	$10.85686	$10.38362	218,374
01/01/2016 to 12/31/2016	$10.38362	$10.57422	215,833
01/01/2017 to 12/31/2017	$10.57422	$10.78227	151,390
01/01/2018 to 12/31/2018	$10.78227	$10.46331	55,618
01/01/2019 to 12/31/2019	$10.46331	$11.16573	34,776
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99809	$10.60163	0
01/01/2011 to 12/31/2011	$10.60163	$12.01278	0
01/01/2012 to 12/31/2012	$12.01278	$12.42372	647,618
01/01/2013 to 12/31/2013	$12.42372	$11.55152	396,527
01/01/2014 to 12/31/2014	$11.55152	$11.76707	149,647
01/01/2015 to 12/31/2015	$11.76707	$11.61949	158,497
01/01/2016 to 12/31/2016	$11.61949	$11.51704	137,196
01/01/2017 to 12/31/2017	$11.51704	$11.33848	129,650
01/01/2018 to 12/31/2018	$11.33848	$11.13899	1,084,044
01/01/2019 to 12/31/2019	$11.13899	$11.03528	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00891	$10.63229	0
01/01/2011 to 12/31/2011	$10.63229	$12.32822	18,382
01/01/2012 to 12/31/2012	$12.32822	$12.80538	2,953
01/01/2013 to 12/31/2013	$12.80538	$11.69563	856,375
01/01/2014 to 12/31/2014	$11.69563	$12.13039	668,353
01/01/2015 to 12/31/2015	$12.13039	$12.03229	469,863
01/01/2016 to 12/31/2016	$12.03229	$11.98615	251,700
01/01/2017 to 12/31/2017	$11.98615	$11.81485	122,925
01/01/2018 to 12/31/2018	$11.81485	$11.57527	113,781
01/01/2019 to 12/31/2019	$11.57527	$11.70445	366,362

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00784	$10.73369	0
01/01/2011 to 12/31/2011	$10.73369	$12.61630	3,859,454
01/01/2012 to 12/31/2012	$12.61630	$13.16317	3,570,965
01/01/2013 to 12/31/2013	$13.16317	$11.96003	1,878,838
01/01/2014 to 12/31/2014	$11.96003	$12.58253	2,162,451
01/01/2015 to 12/31/2015	$12.58253	$12.51228	1,995,116
01/01/2016 to 12/31/2016	$12.51228	$12.47376	1,330,486
01/01/2017 to 12/31/2017	$12.47376	$12.38018	656,702
01/01/2018 to 12/31/2018	$12.38018	$12.10205	611,486
01/01/2019 to 12/31/2019	$12.10205	$12.42299	247,257
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.95962	1,120,790
01/01/2012 to 12/31/2012	$11.95962	$12.36732	1,828,179
01/01/2013 to 12/31/2013	$12.36732	$10.90536	1,447,347
01/01/2014 to 12/31/2014	$10.90536	$11.75937	812,449
01/01/2015 to 12/31/2015	$11.75937	$11.72977	1,660,056
01/01/2016 to 12/31/2016	$11.72977	$11.66990	1,328,785
01/01/2017 to 12/31/2017	$11.66990	$11.58096	471,525
01/01/2018 to 12/31/2018	$11.58096	$11.29641	339,562
01/01/2019 to 12/31/2019	$11.29641	$11.68680	158,796
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34590	257,143
01/01/2013 to 12/31/2013	$10.34590	$9.07699	3,160,323
01/01/2014 to 12/31/2014	$9.07699	$9.98740	1,234,695
01/01/2015 to 12/31/2015	$9.98740	$10.02192	44,736
01/01/2016 to 12/31/2016	$10.02192	$9.97904	272,403
01/01/2017 to 12/31/2017	$9.97904	$9.91543	58,496
01/01/2018 to 12/31/2018	$9.91543	$9.66060	128,690
01/01/2019 to 12/31/2019	$9.66060	$10.05275	19,743
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70488	473,545
01/01/2014 to 12/31/2014	$8.70488	$9.74562	897,728
01/01/2015 to 12/31/2015	$9.74562	$9.79194	41,302
01/01/2016 to 12/31/2016	$9.79194	$9.74958	4,809
01/01/2017 to 12/31/2017	$9.74958	$9.68628	463,674
01/01/2018 to 12/31/2018	$9.68628	$9.40135	583,835
01/01/2019 to 12/31/2019	$9.40135	$9.91592	43,780
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24540	254,897
01/01/2015 to 12/31/2015	$11.24540	$11.20625	2,629,591
01/01/2016 to 12/31/2016	$11.20625	$11.21982	317,798
01/01/2017 to 12/31/2017	$11.21982	$11.16296	116,584
01/01/2018 to 12/31/2018	$11.16296	$10.82474	1,121,650
01/01/2019 to 12/31/2019	$10.82474	$11.49770	114,042
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88722	296,254
01/01/2016 to 12/31/2016	$9.88722	$9.86091	1,586,240
01/01/2017 to 12/31/2017	$9.86091	$9.86801	915,738
01/01/2018 to 12/31/2018	$9.86801	$9.53963	610,279
01/01/2019 to 12/31/2019	$9.53963	$10.25497	159,976
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99746	$9.82927	1,250,303
01/01/2017 to 12/31/2017	$9.82927	$9.86166	765,645
01/01/2018 to 12/31/2018	$9.86166	$9.51243	699,433
01/01/2019 to 12/31/2019	$9.51243	$10.28687	105,278

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99745	$9.98561	65,153
01/01/2018 to 12/31/2018	$9.98561	$9.55422	457,091
01/01/2019 to 12/31/2019	$9.55422	$10.41618	50,065
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99745	$9.61243	33,503
01/01/2019 to 12/31/2019	$9.61243	$10.54623	53,895
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99873	$11.17699	56,389
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97725	$10.80239	2,173,767
01/01/2011 to 12/31/2011	$10.80239	$10.29819	1,486,802
01/01/2012 to 12/31/2012	$10.29819	$11.44169	1,337,502
01/01/2013 to 12/31/2013	$11.44169	$13.71394	1,360,711
01/01/2014 to 12/31/2014	$13.71394	$14.33579	1,272,897
01/01/2015 to 12/31/2015	$14.33579	$14.08079	726,162
01/01/2016 to 12/31/2016	$14.08079	$14.69822	516,836
01/01/2017 to 12/31/2017	$14.69822	$16.93035	533,427
01/01/2018 to 12/31/2018	$16.93035	$15.51040	206,713
01/01/2019 to 12/31/2019	$15.51040	$18.52511	197,932
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59720	9,115
01/01/2014 to 12/31/2014	$11.59720	$12.87257	4,627
01/01/2015 to 12/31/2015	$12.87257	$12.12727	2,953
01/01/2016 to 12/31/2016	$12.12727	$13.61387	8,794
01/01/2017 to 12/31/2017	$13.61387	$15.74958	22,728
01/01/2018 to 12/31/2018	$15.74958	$14.65209	10,164
01/01/2019 to 12/31/2019	$14.65209	$18.75730	4,831
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96976	$11.51275	20,879
01/01/2011 to 12/31/2011	$11.51275	$10.68145	12,375
01/01/2012 to 12/31/2012	$10.68145	$13.23265	11,547
01/01/2013 to 12/31/2013	$13.23265	$13.49041	13,629
01/01/2014 to 12/31/2014	$13.49041	$15.01538	14,908
01/01/2015 to 12/31/2015	$15.01538	$14.65689	4,941
01/01/2016 to 12/31/2016	$14.65689	$14.44880	9,661
01/01/2017 to 12/31/2017	$14.44880	$15.65417	7,790
01/01/2018 to 12/31/2018	$15.65417	$14.57188	2,218
01/01/2019 to 12/31/2019	$14.57188	$17.81396	566
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95948	$11.75243	51,593
01/01/2011 to 12/31/2011	$11.75243	$12.23924	33,996
01/01/2012 to 12/31/2012	$12.23924	$13.79249	84,179
01/01/2013 to 12/31/2013	$13.79249	$13.89752	71,435
01/01/2014 to 12/31/2014	$13.89752	$17.77560	35,695
01/01/2015 to 12/31/2015	$17.77560	$18.20804	14,442
01/01/2016 to 12/31/2016	$18.20804	$18.64698	20,911
01/01/2017 to 12/31/2017	$18.64698	$19.35710	16,518
01/01/2018 to 12/31/2018	$19.35710	$18.01025	3,345
01/01/2019 to 12/31/2019	$18.01025	$23.08904	825

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97557	$10.98381	1,466,091
01/01/2011 to 12/31/2011	$10.98381	$10.57010	1,058,162
01/01/2012 to 12/31/2012	$10.57010	$11.42496	967,785
01/01/2013 to 12/31/2013	$11.42496	$12.80989	817,178
01/01/2014 to 12/31/2014	$12.80989	$12.90966	445,867
01/01/2015 to 12/31/2015	$12.90966	$12.73776	192,501
01/01/2016 to 12/31/2016	$12.73776	$12.97467	143,531
01/01/2017 to 12/31/2017	$12.97467	$14.76525	128,948
01/01/2018 to 12/31/2018	$14.76525	$13.30663	42,458
01/01/2019 to 12/31/2019	$13.30663	$15.60078	25,823
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98783	$10.67177	300,563
01/01/2011 to 12/31/2011	$10.67177	$10.37382	209,744
01/01/2012 to 12/31/2012	$10.37382	$11.16148	189,782
01/01/2013 to 12/31/2013	$11.16148	$11.97581	130,100
01/01/2014 to 12/31/2014	$11.97581	$12.17331	116,905
01/01/2015 to 12/31/2015	$12.17331	$11.78513	56,001
01/01/2016 to 12/31/2016	$11.78513	$12.11993	44,231
01/01/2017 to 12/31/2017	$12.11993	$13.29642	46,099
01/01/2018 to 12/31/2018	$13.29642	$12.07223	14,573
01/01/2019 to 12/31/2019	$12.07223	$13.68427	7,065
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96472	$11.45866	56,975
01/01/2011 to 12/31/2011	$11.45866	$11.34127	33,845
01/01/2012 to 12/31/2012	$11.34127	$12.81851	85,604
01/01/2013 to 12/31/2013	$12.81851	$17.38469	152,825
01/01/2014 to 12/31/2014	$17.38469	$18.20742	230,703
01/01/2015 to 12/31/2015	$18.20742	$16.81121	196,132
01/01/2016 to 12/31/2016	$16.81121	$20.41897	153,029
01/01/2017 to 12/31/2017	$20.41897	$22.38219	79,406
01/01/2018 to 12/31/2018	$22.38219	$18.78927	19,374
01/01/2019 to 12/31/2019	$18.78927	$22.51253	16,752
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99809	$9.81590	264,690
01/01/2011 to 12/31/2011	$9.81590	$9.59256	229,144
01/01/2012 to 12/31/2012	$9.59256	$9.37229	49,789
01/01/2013 to 12/31/2013	$9.37229	$9.15665	25,324
01/01/2014 to 12/31/2014	$9.15665	$8.94614	37,101
01/01/2015 to 12/31/2015	$8.94614	$8.74032	57,453
01/01/2016 to 12/31/2016	$8.74032	$8.53994	31,526
01/01/2017 to 12/31/2017	$8.53994	$8.37260	13,390
01/01/2018 to 12/31/2018	$8.37260	$8.28535	3,694
01/01/2019 to 12/31/2019	$8.28535	$8.23164	995
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98406	$10.73309	45,845
01/01/2011 to 12/31/2011	$10.73309	$10.81948	55,106
01/01/2012 to 12/31/2012	$10.81948	$12.03683	65,235
01/01/2013 to 12/31/2013	$12.03683	$12.60442	25,152
01/01/2014 to 12/31/2014	$12.60442	$12.62960	23,037
01/01/2015 to 12/31/2015	$12.62960	$11.89940	10,822
01/01/2016 to 12/31/2016	$11.89940	$13.41635	11,132
01/01/2017 to 12/31/2017	$13.41635	$14.08796	9,267
01/01/2018 to 12/31/2018	$14.08796	$13.48870	2,932
01/01/2019 to 12/31/2019	$13.48870	$15.19472	832

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99007	$10.58960	11,944
01/01/2011 to 12/31/2011	$10.58960	$9.91346	6,827
01/01/2012 to 12/31/2012	$9.91346	$11.32062	9,733
01/01/2013 to 12/31/2013	$11.32062	$15.46916	21,107
01/01/2014 to 12/31/2014	$15.46916	$17.19095	15,998
01/01/2015 to 12/31/2015	$17.19095	$15.47940	9,487
01/01/2016 to 12/31/2016	$15.47940	$18.13181	9,359
01/01/2017 to 12/31/2017	$18.13181	$21.11617	14,391
01/01/2018 to 12/31/2018	$21.11617	$17.70842	8,186
01/01/2019 to 12/31/2019	$17.70842	$22.40912	10,975
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92892	$11.22607	20,551
01/01/2011 to 12/31/2011	$11.22607	$9.55062	16,008
01/01/2012 to 12/31/2012	$9.55062	$11.23108	13,338
01/01/2013 to 12/31/2013	$11.23108	$13.06392	10,499
01/01/2014 to 12/31/2014	$13.06392	$12.05820	11,425
01/01/2015 to 12/31/2015	$12.05820	$12.15171	5,780
01/01/2016 to 12/31/2016	$12.15171	$11.42423	4,567
01/01/2017 to 12/31/2017	$11.42423	$15.11667	5,226
01/01/2018 to 12/31/2018	$15.11667	$12.79841	3,946
01/01/2019 to 12/31/2019	$12.79841	$16.51934	2,220
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92879	$10.76596	59,646
01/01/2011 to 12/31/2011	$10.76596	$9.19856	29,045
01/01/2012 to 12/31/2012	$9.19856	$10.48534	22,184
01/01/2013 to 12/31/2013	$10.48534	$12.23853	46,321
01/01/2014 to 12/31/2014	$12.23853	$11.15543	32,788
01/01/2015 to 12/31/2015	$11.15543	$10.98783	23,650
01/01/2016 to 12/31/2016	$10.98783	$10.79796	22,562
01/01/2017 to 12/31/2017	$10.79796	$12.95711	5,185
01/01/2018 to 12/31/2018	$12.95711	$10.61485	2,043
01/01/2019 to 12/31/2019	$10.61485	$12.44721	1,592
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97632	$10.84209	324,591
01/01/2011 to 12/31/2011	$10.84209	$10.53278	217,080
01/01/2012 to 12/31/2012	$10.53278	$11.68784	172,026
01/01/2013 to 12/31/2013	$11.68784	$13.27832	113,065
01/01/2014 to 12/31/2014	$13.27832	$13.79866	102,221
01/01/2015 to 12/31/2015	$13.79866	$13.33999	41,719
01/01/2016 to 12/31/2016	$13.33999	$13.71391	25,075
01/01/2017 to 12/31/2017	$13.71391	$15.67133	26,767
01/01/2018 to 12/31/2018	$15.67133	$14.18034	12,326
01/01/2019 to 12/31/2019	$14.18034	$16.54611	7,867
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92144	$10.52888	41,928
01/01/2011 to 12/31/2011	$10.52888	$9.34567	21,558
01/01/2012 to 12/31/2012	$9.34567	$11.13086	20,843
01/01/2013 to 12/31/2013	$11.13086	$12.54532	18,447
01/01/2014 to 12/31/2014	$12.54532	$11.47656	15,955
01/01/2015 to 12/31/2015	$11.47656	$10.89916	6,951
01/01/2016 to 12/31/2016	$10.89916	$10.85482	4,564
01/01/2017 to 12/31/2017	$10.85482	$13.74874	4,640
01/01/2018 to 12/31/2018	$13.74874	$11.08436	2,217
01/01/2019 to 12/31/2019	$11.08436	$13.77757	2,496

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.55869	328,331
01/01/2011 to 12/31/2011	$10.55869	$10.34036	191,622
01/01/2012 to 12/31/2012	$10.34036	$11.18508	172,799
01/01/2013 to 12/31/2013	$11.18508	$12.13349	137,547
01/01/2014 to 12/31/2014	$12.13349	$12.50029	79,933
01/01/2015 to 12/31/2015	$12.50029	$12.19051	45,125
01/01/2016 to 12/31/2016	$12.19051	$12.36794	30,767
01/01/2017 to 12/31/2017	$12.36794	$13.55149	33,677
01/01/2018 to 12/31/2018	$13.55149	$12.55951	15,561
01/01/2019 to 12/31/2019	$12.55951	$14.06328	6,548
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97094	$10.74695	27,515
01/01/2011 to 12/31/2011	$10.74695	$10.56966	9,400
01/01/2012 to 12/31/2012	$10.56966	$11.89459	9,717
01/01/2013 to 12/31/2013	$11.89459	$15.86218	4,863
01/01/2014 to 12/31/2014	$15.86218	$16.97024	4,849
01/01/2015 to 12/31/2015	$16.97024	$18.34311	11,903
01/01/2016 to 12/31/2016	$18.34311	$17.65976	3,417
01/01/2017 to 12/31/2017	$17.65976	$23.43708	2,964
01/01/2018 to 12/31/2018	$23.43708	$22.52610	1,812
01/01/2019 to 12/31/2019	$22.52610	$29.18324	1,082
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99219	$11.27468	47,226
01/01/2011 to 12/31/2011	$11.27468	$10.91510	27,111
01/01/2012 to 12/31/2012	$10.91510	$11.97169	25,846
01/01/2013 to 12/31/2013	$11.97169	$15.97874	14,177
01/01/2014 to 12/31/2014	$15.97874	$17.26455	26,576
01/01/2015 to 12/31/2015	$17.26455	$18.56636	9,083
01/01/2016 to 12/31/2016	$18.56636	$19.15200	8,809
01/01/2017 to 12/31/2017	$19.15200	$24.88609	128,468
01/01/2018 to 12/31/2018	$24.88609	$23.65703	74,856
01/01/2019 to 12/31/2019	$23.65703	$30.42379	30,337
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98722	$10.86514	54,255
01/01/2011 to 12/31/2011	$10.86514	$10.28312	47,905
01/01/2012 to 12/31/2012	$10.28312	$12.36479	50,071
01/01/2013 to 12/31/2013	$12.36479	$15.41885	515,310
01/01/2014 to 12/31/2014	$15.41885	$15.61113	719,675
01/01/2015 to 12/31/2015	$15.61113	$15.02861	545,107
01/01/2016 to 12/31/2016	$15.02861	$15.72804	388,844
01/01/2017 to 12/31/2017	$15.72804	$19.03087	325,390
01/01/2018 to 12/31/2018	$19.03087	$16.81466	143,620
01/01/2019 to 12/31/2019	$16.81466	$21.34931	73,354
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99809	$10.27736	20,434
01/01/2013 to 12/31/2013	$10.27736	$11.94018	53,780
01/01/2014 to 12/31/2014	$11.94018	$12.26499	12,446
01/01/2015 to 12/31/2015	$12.26499	$11.83407	4,754
01/01/2016 to 12/31/2016	$11.83407	$12.06220	2,344
01/01/2017 to 12/31/2017	$12.06220	$13.72931	4,455
01/01/2018 to 12/31/2018	$13.72931	$12.30195	2,074
01/01/2019 to 12/31/2019	$12.30195	$14.75490	599

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.84075	13,556
01/01/2011 to 12/31/2011	$10.84075	$10.52884	10,363
01/01/2012 to 12/31/2012	$10.52884	$12.04371	12,800
01/01/2013 to 12/31/2013	$12.04371	$16.08596	20,550
01/01/2014 to 12/31/2014	$16.08596	$17.08490	19,721
01/01/2015 to 12/31/2015	$17.08490	$17.89862	6,906
01/01/2016 to 12/31/2016	$17.89862	$17.82217	15,195
01/01/2017 to 12/31/2017	$17.82217	$22.76078	10,007
01/01/2018 to 12/31/2018	$22.76078	$22.71240	3,300
01/01/2019 to 12/31/2019	$22.71240	$30.57336	1,772
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99809	$10.17167	153
01/01/2013 to 12/31/2013	$10.17167	$13.36678	22,155
01/01/2014 to 12/31/2014	$13.36678	$14.39378	18,108
01/01/2015 to 12/31/2015	$14.39378	$13.96103	11,681
01/01/2016 to 12/31/2016	$13.96103	$15.47471	13,879
01/01/2017 to 12/31/2017	$15.47471	$17.74152	13,070
01/01/2018 to 12/31/2018	$17.74152	$15.57193	4,669
01/01/2019 to 12/31/2019	$15.57193	$19.67854	663
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01941	$11.38383	87,362
01/01/2011 to 12/31/2011	$11.38383	$10.79120	46,970
01/01/2012 to 12/31/2012	$10.79120	$12.61054	39,264
01/01/2013 to 12/31/2013	$12.61054	$16.28679	39,588
01/01/2014 to 12/31/2014	$16.28679	$17.74638	42,790
01/01/2015 to 12/31/2015	$17.74638	$16.35246	410,145
01/01/2016 to 12/31/2016	$16.35246	$16.23998	278,585
01/01/2017 to 12/31/2017	$16.23998	$20.16622	301,977
01/01/2018 to 12/31/2018	$20.16622	$18.84305	133,012
01/01/2019 to 12/31/2019	$18.84305	$23.96116	65,495
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99064	$11.20328	55,297
01/01/2011 to 12/31/2011	$11.20328	$10.67411	32,189
01/01/2012 to 12/31/2012	$10.67411	$12.21442	32,995
01/01/2013 to 12/31/2013	$12.21442	$16.94666	84,576
01/01/2014 to 12/31/2014	$16.94666	$18.91641	57,586
01/01/2015 to 12/31/2015	$18.91641	$17.43947	33,417
01/01/2016 to 12/31/2016	$17.43947	$20.14556	51,932
01/01/2017 to 12/31/2017	$20.14556	$22.39770	33,476
01/01/2018 to 12/31/2018	$22.39770	$18.28181	12,673
01/01/2019 to 12/31/2019	$18.28181	$21.61499	7,296
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93856	$11.64283	117,680
01/01/2011 to 12/31/2011	$11.64283	$9.06934	70,061
01/01/2012 to 12/31/2012	$9.06934	$10.44909	56,779
01/01/2013 to 12/31/2013	$10.44909	$10.23152	51,495
01/01/2014 to 12/31/2014	$10.23152	$9.52798	44,431
01/01/2015 to 12/31/2015	$9.52798	$7.75161	24,683
01/01/2016 to 12/31/2016	$7.75161	$8.51008	19,325
01/01/2017 to 12/31/2017	$8.51008	$10.50821	11,629
01/01/2018 to 12/31/2018	$10.50821	$8.82316	8,885
01/01/2019 to 12/31/2019	$8.82316	$9.77091	8,553

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98905	$10.56757	1,848,364
01/01/2011 to 12/31/2011	$10.56757	$10.42777	1,513,061
01/01/2012 to 12/31/2012	$10.42777	$11.24445	1,286,079
01/01/2013 to 12/31/2013	$11.24445	$11.99793	728,449
01/01/2014 to 12/31/2014	$11.99793	$12.39894	756,319
01/01/2015 to 12/31/2015	$12.39894	$12.13111	466,649
01/01/2016 to 12/31/2016	$12.13111	$12.50763	302,887
01/01/2017 to 12/31/2017	$12.50763	$13.45876	291,617
01/01/2018 to 12/31/2018	$13.45876	$12.77407	66,575
01/01/2019 to 12/31/2019	$12.77407	$14.31985	20,833
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05915	398
01/01/2012 to 12/31/2012	$10.05915	$10.52610	18,678
01/01/2013 to 12/31/2013	$10.52610	$10.04606	48,013
01/01/2014 to 12/31/2014	$10.04606	$10.40988	48,585
01/01/2015 to 12/31/2015	$10.40988	$10.14319	34,924
01/01/2016 to 12/31/2016	$10.14319	$10.32759	48,313
01/01/2017 to 12/31/2017	$10.32759	$10.66282	37,788
01/01/2018 to 12/31/2018	$10.66282	$10.33170	9,057
01/01/2019 to 12/31/2019	$10.33170	$11.07870	4,150
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96308	$11.47648	795,562
01/01/2011 to 12/31/2011	$11.47648	$10.51610	600,412
01/01/2012 to 12/31/2012	$10.51610	$11.60136	690,467
01/01/2013 to 12/31/2013	$11.60136	$13.26440	320,294
01/01/2014 to 12/31/2014	$13.26440	$14.15124	263,203
01/01/2015 to 12/31/2015	$14.15124	$13.74109	291,938
01/01/2016 to 12/31/2016	$13.74109	$14.78113	230,888
01/01/2017 to 12/31/2017	$14.78113	$16.76680	425,085
01/01/2018 to 12/31/2018	$16.76680	$15.13489	160,575
01/01/2019 to 12/31/2019	$15.13489	$17.62276	105,250
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.86080	16,287
01/01/2011 to 12/31/2011	$10.86080	$10.97830	7,562
01/01/2012 to 12/31/2012	$10.97830	$12.74231	7,541
01/01/2013 to 12/31/2013	$12.74231	$16.48642	7,527
01/01/2014 to 12/31/2014	$16.48642	$18.87993	7,278
01/01/2015 to 12/31/2015	$18.87993	$19.01370	2,794
01/01/2016 to 12/31/2016	$19.01370	$21.33549	2,842
01/01/2017 to 12/31/2017	$21.33549	$25.48471	61,899
01/01/2018 to 12/31/2018	$25.48471	$22.84964	36,054
01/01/2019 to 12/31/2019	$22.84964	$27.78584	17,494
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86034	0
01/01/2012 to 12/31/2012	$8.86034	$9.79521	0
01/01/2013 to 12/31/2013	$9.79521	$11.71340	0
01/01/2014 to 12/31/2014	$11.71340	$12.18789	0
01/01/2015 to 12/31/2015	$12.18789	$11.92555	0
01/01/2016 to 12/31/2016	$11.92555	$12.38861	0
01/01/2017 to 12/31/2017	$12.38861	$14.30628	0
01/01/2018 to 12/31/2018	$14.30628	$13.06308	0
01/01/2019 to 12/31/2019	$13.06308	$15.46895	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97142	$12.12383	23,209
01/01/2011 to 12/31/2011	$12.12383	$10.29217	28,282
01/01/2012 to 12/31/2012	$10.29217	$12.07351	26,717
01/01/2013 to 12/31/2013	$12.07351	$16.61005	32,442
01/01/2014 to 12/31/2014	$16.61005	$17.02978	28,832
01/01/2015 to 12/31/2015	$17.02978	$16.86020	12,912
01/01/2016 to 12/31/2016	$16.86020	$17.74165	16,937
01/01/2017 to 12/31/2017	$17.74165	$22.13488	13,043
01/01/2018 to 12/31/2018	$22.13488	$19.27810	4,328
01/01/2019 to 12/31/2019	$19.27810	$25.70620	1,690
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96047	$12.58259	21,297
01/01/2011 to 12/31/2011	$12.58259	$12.17325	15,339
01/01/2012 to 12/31/2012	$12.17325	$13.34082	12,061
01/01/2013 to 12/31/2013	$13.34082	$17.61871	10,437
01/01/2014 to 12/31/2014	$17.61871	$17.87086	8,732
01/01/2015 to 12/31/2015	$17.87086	$17.59705	5,392
01/01/2016 to 12/31/2016	$17.59705	$19.26963	5,355
01/01/2017 to 12/31/2017	$19.26963	$23.33046	3,124
01/01/2018 to 12/31/2018	$23.33046	$20.87538	1,833
01/01/2019 to 12/31/2019	$20.87538	$26.53836	2,210
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96390	$11.43543	23,651
01/01/2011 to 12/31/2011	$11.43543	$10.50502	22,275
01/01/2012 to 12/31/2012	$10.50502	$12.12694	18,090
01/01/2013 to 12/31/2013	$12.12694	$16.27955	33,124
01/01/2014 to 12/31/2014	$16.27955	$16.74311	25,788
01/01/2015 to 12/31/2015	$16.74311	$15.65300	13,667
01/01/2016 to 12/31/2016	$15.65300	$19.76030	14,554
01/01/2017 to 12/31/2017	$19.76030	$20.72553	12,958
01/01/2018 to 12/31/2018	$20.72553	$16.78902	3,013
01/01/2019 to 12/31/2019	$16.78902	$20.00821	2,146
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99178	$10.66346	1,234,468
01/01/2011 to 12/31/2011	$10.66346	$10.62519	946,974
01/01/2012 to 12/31/2012	$10.62519	$11.78150	921,311
01/01/2013 to 12/31/2013	$11.78150	$13.44819	780,220
01/01/2014 to 12/31/2014	$13.44819	$13.91148	643,693
01/01/2015 to 12/31/2015	$13.91148	$13.59728	407,871
01/01/2016 to 12/31/2016	$13.59728	$14.28752	327,219
01/01/2017 to 12/31/2017	$14.28752	$16.11061	300,806
01/01/2018 to 12/31/2018	$16.11061	$14.89963	96,787
01/01/2019 to 12/31/2019	$14.89963	$17.59130	49,343
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97067	$11.10634	72,362
01/01/2011 to 12/31/2011	$11.10634	$10.66740	42,986
01/01/2012 to 12/31/2012	$10.66740	$12.25406	41,747
01/01/2013 to 12/31/2013	$12.25406	$17.24330	379,011
01/01/2014 to 12/31/2014	$17.24330	$18.25254	444,693
01/01/2015 to 12/31/2015	$18.25254	$19.54171	273,687
01/01/2016 to 12/31/2016	$19.54171	$19.60859	187,917
01/01/2017 to 12/31/2017	$19.60859	$26.41743	88,688
01/01/2018 to 12/31/2018	$26.41743	$26.80443	27,828
01/01/2019 to 12/31/2019	$26.80443	$33.58092	14,679

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98570	$10.63879	10,405
01/01/2011 to 12/31/2011	$10.63879	$10.34328	8,991
01/01/2012 to 12/31/2012	$10.34328	$11.45924	14,659
01/01/2013 to 12/31/2013	$11.45924	$15.07276	66,800
01/01/2014 to 12/31/2014	$15.07276	$14.95546	77,872
01/01/2015 to 12/31/2015	$14.95546	$13.72536	40,567
01/01/2016 to 12/31/2016	$13.72536	$14.23228	44,566
01/01/2017 to 12/31/2017	$14.23228	$16.20773	37,555
01/01/2018 to 12/31/2018	$16.20773	$14.29536	11,063
01/01/2019 to 12/31/2019	$14.29536	$17.59375	8,403
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85934	$11.44494	97,346
01/01/2011 to 12/31/2011	$11.44494	$9.51383	65,186
01/01/2012 to 12/31/2012	$9.51383	$9.63079	68,278
01/01/2013 to 12/31/2013	$9.63079	$10.85645	50,495
01/01/2014 to 12/31/2014	$10.85645	$9.71986	43,335
01/01/2015 to 12/31/2015	$9.71986	$7.66789	16,036
01/01/2016 to 12/31/2016	$7.66789	$9.33614	9,089
01/01/2017 to 12/31/2017	$9.33614	$10.06213	10,448
01/01/2018 to 12/31/2018	$10.06213	$8.19247	5,342
01/01/2019 to 12/31/2019	$8.19247	$9.35411	3,045
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97977	$10.28297	101,755
01/01/2011 to 12/31/2011	$10.28297	$10.46127	71,038
01/01/2012 to 12/31/2012	$10.46127	$10.75435	69,459
01/01/2013 to 12/31/2013	$10.75435	$10.11257	43,267
01/01/2014 to 12/31/2014	$10.11257	$9.93498	37,143
01/01/2015 to 12/31/2015	$9.93498	$9.25820	8,057
01/01/2016 to 12/31/2016	$9.25820	$9.43992	9,746
01/01/2017 to 12/31/2017	$9.43992	$9.41162	7,493
01/01/2018 to 12/31/2018	$9.41162	$9.37778	3,104
01/01/2019 to 12/31/2019	$9.37778	$9.30901	757
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98835	$11.46980	43,801
01/01/2011 to 12/31/2011	$11.46980	$10.81966	32,102
01/01/2012 to 12/31/2012	$10.81966	$12.51658	35,546
01/01/2013 to 12/31/2013	$12.51658	$16.19288	32,162
01/01/2014 to 12/31/2014	$16.19288	$18.18867	30,313
01/01/2015 to 12/31/2015	$18.18867	$16.59591	18,072
01/01/2016 to 12/31/2016	$16.59591	$18.48453	30,000
01/01/2017 to 12/31/2017	$18.48453	$21.40726	20,896
01/01/2018 to 12/31/2018	$21.40726	$17.45614	5,432
01/01/2019 to 12/31/2019	$17.45614	$20.31979	1,396
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.79804	15,946
01/01/2012 to 12/31/2012	$8.79804	$9.54156	32,367
01/01/2013 to 12/31/2013	$9.54156	$11.23346	131,267
01/01/2014 to 12/31/2014	$11.23346	$11.57925	140,410
01/01/2015 to 12/31/2015	$11.57925	$11.24128	56,831
01/01/2016 to 12/31/2016	$11.24128	$11.69988	44,245
01/01/2017 to 12/31/2017	$11.69988	$12.98546	67,469
01/01/2018 to 12/31/2018	$12.98546	$12.05124	22,272
01/01/2019 to 12/31/2019	$12.05124	$14.19415	19,053

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.37188	140,502
01/01/2011 to 12/31/2011	$10.37188	$10.74432	108,923
01/01/2012 to 12/31/2012	$10.74432	$11.32108	84,067
01/01/2013 to 12/31/2013	$11.32108	$10.89550	619,967
01/01/2014 to 12/31/2014	$10.89550	$11.41109	849,403
01/01/2015 to 12/31/2015	$11.41109	$11.28653	617,739
01/01/2016 to 12/31/2016	$11.28653	$11.59551	457,474
01/01/2017 to 12/31/2017	$11.59551	$12.04419	511,912
01/01/2018 to 12/31/2018	$12.04419	$11.49930	238,571
01/01/2019 to 12/31/2019	$11.49930	$12.61685	112,121
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5% and HAV (2.50%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96721	$10.74594	3,168,199
01/01/2011 to 12/31/2011	$10.74594	$10.19913	5,312,554
01/01/2012 to 12/31/2012	$10.19913	$11.19340	9,504,889
01/01/2013 to 12/31/2013	$11.19340	$12.00218	8,744,452
01/01/2014 to 12/31/2014	$12.00218	$12.14904	7,354,376
01/01/2015 to 12/31/2015	$12.14904	$11.46404	5,392,708
01/01/2016 to 12/31/2016	$11.46404	$11.88627	4,535,071
01/01/2017 to 12/31/2017	$11.88627	$13.04863	4,470,585
01/01/2018 to 12/31/2018	$13.04863	$11.68576	2,831,259
01/01/2019 to 12/31/2019	$11.68576	$13.22300	2,662,517
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97790	$10.85124	2,066,972
01/01/2011 to 12/31/2011	$10.85124	$10.59228	3,582,908
01/01/2012 to 12/31/2012	$10.59228	$11.73662	6,621,491
01/01/2013 to 12/31/2013	$11.73662	$13.33796	6,890,169
01/01/2014 to 12/31/2014	$13.33796	$13.79880	6,756,839
01/01/2015 to 12/31/2015	$13.79880	$13.56181	5,962,740
01/01/2016 to 12/31/2016	$13.56181	$14.16332	5,338,529
01/01/2017 to 12/31/2017	$14.16332	$16.14796	5,030,941
01/01/2018 to 12/31/2018	$16.14796	$14.81543	3,863,530
01/01/2019 to 12/31/2019	$14.81543	$17.60276	2,879,201
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98698	$10.73807	1,632,839
01/01/2011 to 12/31/2011	$10.73807	$10.27988	2,395,603
01/01/2012 to 12/31/2012	$10.27988	$11.05307	4,438,065
01/01/2013 to 12/31/2013	$11.05307	$12.11739	4,314,013
01/01/2014 to 12/31/2014	$12.11739	$12.42163	3,877,404
01/01/2015 to 12/31/2015	$12.42163	$12.09103	3,604,220
01/01/2016 to 12/31/2016	$12.09103	$12.35706	3,001,385
01/01/2017 to 12/31/2017	$12.35706	$14.00487	2,932,929
01/01/2018 to 12/31/2018	$14.00487	$12.57377	2,079,222
01/01/2019 to 12/31/2019	$12.57377	$14.47210	1,561,631
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98817	$10.70435	3,024,354
01/01/2011 to 12/31/2011	$10.70435	$10.31037	5,335,750
01/01/2012 to 12/31/2012	$10.31037	$11.30641	9,362,386
01/01/2013 to 12/31/2013	$11.30641	$12.96927	10,177,414
01/01/2014 to 12/31/2014	$12.96927	$13.46968	9,972,304
01/01/2015 to 12/31/2015	$13.46968	$13.19543	9,060,705
01/01/2016 to 12/31/2016	$13.19543	$13.67663	8,000,904
01/01/2017 to 12/31/2017	$13.67663	$15.32347	7,503,619
01/01/2018 to 12/31/2018	$15.32347	$14.20125	6,152,964
01/01/2019 to 12/31/2019	$14.20125	$16.53487	4,104,808

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99792	$9.11369	966,229
01/01/2012 to 12/31/2012	$9.11369	$9.94251	2,494,367
01/01/2013 to 12/31/2013	$9.94251	$10.74607	2,593,787
01/01/2014 to 12/31/2014	$10.74607	$10.99031	2,546,390
01/01/2015 to 12/31/2015	$10.99031	$10.39400	2,202,348
01/01/2016 to 12/31/2016	$10.39400	$10.84017	2,015,540
01/01/2017 to 12/31/2017	$10.84017	$11.90300	1,910,484
01/01/2018 to 12/31/2018	$11.90300	$10.99125	1,457,236
01/01/2019 to 12/31/2019	$10.99125	$12.60489	1,364,489
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00734	$10.03627	128,681
01/01/2011 to 12/31/2011	$10.03627	$10.00585	322,618
01/01/2012 to 12/31/2012	$10.00585	$10.21324	447,370
01/01/2013 to 12/31/2013	$10.21324	$9.74134	410,246
01/01/2014 to 12/31/2014	$9.74134	$9.48868	382,275
01/01/2015 to 12/31/2015	$9.48868	$9.29626	532,171
01/01/2016 to 12/31/2016	$9.29626	$9.21308	531,749
01/01/2017 to 12/31/2017	$9.21308	$9.13638	406,744
01/01/2018 to 12/31/2018	$9.13638	$8.97318	437,944
01/01/2019 to 12/31/2019	$8.97318	$9.15325	345,356
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00627	$10.30774	2,062,808
01/01/2011 to 12/31/2011	$10.30774	$10.36998	3,874,504
01/01/2012 to 12/31/2012	$10.36998	$11.05282	6,716,225
01/01/2013 to 12/31/2013	$11.05282	$10.57854	6,679,110
01/01/2014 to 12/31/2014	$10.57854	$10.75044	5,138,327
01/01/2015 to 12/31/2015	$10.75044	$10.26075	4,199,593
01/01/2016 to 12/31/2016	$10.26075	$10.42786	3,592,173
01/01/2017 to 12/31/2017	$10.42786	$10.61134	3,717,425
01/01/2018 to 12/31/2018	$10.61134	$10.27633	2,859,841
01/01/2019 to 12/31/2019	$10.27633	$10.94373	2,366,249
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97709	$10.78471	2,669,164
01/01/2011 to 12/31/2011	$10.78471	$10.26034	4,111,990
01/01/2012 to 12/31/2012	$10.26034	$11.37620	6,344,645
01/01/2013 to 12/31/2013	$11.37620	$13.60758	7,522,106
01/01/2014 to 12/31/2014	$13.60758	$14.19549	7,482,482
01/01/2015 to 12/31/2015	$14.19549	$13.91442	6,837,076
01/01/2016 to 12/31/2016	$13.91442	$14.49500	6,134,379
01/01/2017 to 12/31/2017	$14.49500	$16.66203	6,535,095
01/01/2018 to 12/31/2018	$16.66203	$15.23317	5,396,711
01/01/2019 to 12/31/2019	$15.23317	$18.15674	3,663,428
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99792	$11.57690	57,158
01/01/2014 to 12/31/2014	$11.57690	$12.82380	102,712
01/01/2015 to 12/31/2015	$12.82380	$12.05659	108,010
01/01/2016 to 12/31/2016	$12.05659	$13.50685	146,975
01/01/2017 to 12/31/2017	$13.50685	$15.59396	164,045
01/01/2018 to 12/31/2018	$15.59396	$14.47758	111,631
01/01/2019 to 12/31/2019	$14.47758	$18.49598	96,223

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96959	$11.49374	48,058
01/01/2011 to 12/31/2011	$11.49374	$10.64213	103,180
01/01/2012 to 12/31/2012	$10.64213	$13.15681	220,368
01/01/2013 to 12/31/2013	$13.15681	$13.38553	200,289
01/01/2014 to 12/31/2014	$13.38553	$14.86819	184,806
01/01/2015 to 12/31/2015	$14.86819	$14.48342	152,370
01/01/2016 to 12/31/2016	$14.48342	$14.24871	134,782
01/01/2017 to 12/31/2017	$14.24871	$15.40594	141,183
01/01/2018 to 12/31/2018	$15.40594	$14.31136	88,411
01/01/2019 to 12/31/2019	$14.31136	$17.45962	60,765
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95931	$11.73319	100,392
01/01/2011 to 12/31/2011	$11.73319	$12.19447	256,852
01/01/2012 to 12/31/2012	$12.19447	$13.71395	367,095
01/01/2013 to 12/31/2013	$13.71395	$13.79006	377,327
01/01/2014 to 12/31/2014	$13.79006	$17.60200	603,600
01/01/2015 to 12/31/2015	$17.60200	$17.99338	475,222
01/01/2016 to 12/31/2016	$17.99338	$18.38954	445,844
01/01/2017 to 12/31/2017	$18.38954	$19.05092	351,648
01/01/2018 to 12/31/2018	$19.05092	$17.68883	244,694
01/01/2019 to 12/31/2019	$17.68883	$22.63061	188,654
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97540	$10.96577	1,470,856
01/01/2011 to 12/31/2011	$10.96577	$10.53126	2,478,770
01/01/2012 to 12/31/2012	$10.53126	$11.35951	4,366,099
01/01/2013 to 12/31/2013	$11.35951	$12.71041	4,479,296
01/01/2014 to 12/31/2014	$12.71041	$12.78317	4,086,762
01/01/2015 to 12/31/2015	$12.78317	$12.58700	3,634,742
01/01/2016 to 12/31/2016	$12.58700	$12.79505	3,120,856
01/01/2017 to 12/31/2017	$12.79505	$14.53116	3,029,595
01/01/2018 to 12/31/2018	$14.53116	$13.06866	2,279,654
01/01/2019 to 12/31/2019	$13.06866	$15.29047	1,820,810
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98766	$10.65412	1,130,285
01/01/2011 to 12/31/2011	$10.65412	$10.33553	2,037,233
01/01/2012 to 12/31/2012	$10.33553	$11.09753	3,227,747
01/01/2013 to 12/31/2013	$11.09753	$11.88272	3,148,982
01/01/2014 to 12/31/2014	$11.88272	$12.05390	2,953,384
01/01/2015 to 12/31/2015	$12.05390	$11.64556	2,335,538
01/01/2016 to 12/31/2016	$11.64556	$11.95194	1,997,730
01/01/2017 to 12/31/2017	$11.95194	$13.08544	2,087,917
01/01/2018 to 12/31/2018	$13.08544	$11.85609	1,421,716
01/01/2019 to 12/31/2019	$11.85609	$13.41172	1,284,245
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96455	$11.43981	107,388
01/01/2011 to 12/31/2011	$11.43981	$11.29951	220,920
01/01/2012 to 12/31/2012	$11.29951	$12.74514	424,159
01/01/2013 to 12/31/2013	$12.74514	$17.24984	662,067
01/01/2014 to 12/31/2014	$17.24984	$18.02921	613,871
01/01/2015 to 12/31/2015	$18.02921	$16.61263	461,289
01/01/2016 to 12/31/2016	$16.61263	$20.13654	436,496
01/01/2017 to 12/31/2017	$20.13654	$22.02763	494,436
01/01/2018 to 12/31/2018	$22.02763	$18.45352	339,404
01/01/2019 to 12/31/2019	$18.45352	$22.06507	300,703

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99792	$9.79963	240,231
01/01/2011 to 12/31/2011	$9.79963	$9.55729	586,829
01/01/2012 to 12/31/2012	$9.55729	$9.31860	757,917
01/01/2013 to 12/31/2013	$9.31860	$9.08573	583,899
01/01/2014 to 12/31/2014	$9.08573	$8.85846	325,499
01/01/2015 to 12/31/2015	$8.85846	$8.63713	843,222
01/01/2016 to 12/31/2016	$8.63713	$8.42178	585,664
01/01/2017 to 12/31/2017	$8.42178	$8.23992	349,918
01/01/2018 to 12/31/2018	$8.23992	$8.13731	195,759
01/01/2019 to 12/31/2019	$8.13731	$8.06806	157,531
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98389	$10.71534	108,145
01/01/2011 to 12/31/2011	$10.71534	$10.77948	264,859
01/01/2012 to 12/31/2012	$10.77948	$11.96768	513,530
01/01/2013 to 12/31/2013	$11.96768	$12.50636	434,296
01/01/2014 to 12/31/2014	$12.50636	$12.50563	420,782
01/01/2015 to 12/31/2015	$12.50563	$11.75846	330,412
01/01/2016 to 12/31/2016	$11.75846	$13.23041	299,481
01/01/2017 to 12/31/2017	$13.23041	$13.86447	348,084
01/01/2018 to 12/31/2018	$13.86447	$13.24749	218,634
01/01/2019 to 12/31/2019	$13.24749	$14.89247	169,248
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98991	$10.57218	72,893
01/01/2011 to 12/31/2011	$10.57218	$9.87700	109,606
01/01/2012 to 12/31/2012	$9.87700	$11.25587	156,022
01/01/2013 to 12/31/2013	$11.25587	$15.34921	523,812
01/01/2014 to 12/31/2014	$15.34921	$17.02271	584,502
01/01/2015 to 12/31/2015	$17.02271	$15.29643	418,602
01/01/2016 to 12/31/2016	$15.29643	$17.88090	480,487
01/01/2017 to 12/31/2017	$17.88090	$20.78146	304,382
01/01/2018 to 12/31/2018	$20.78146	$17.39190	246,764
01/01/2019 to 12/31/2019	$17.39190	$21.96356	221,175
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92875	$11.20761	81,975
01/01/2011 to 12/31/2011	$11.20761	$9.51555	138,881
01/01/2012 to 12/31/2012	$9.51555	$11.16683	233,181
01/01/2013 to 12/31/2013	$11.16683	$12.96255	217,193
01/01/2014 to 12/31/2014	$12.96255	$11.94016	215,076
01/01/2015 to 12/31/2015	$11.94016	$12.00810	340,031
01/01/2016 to 12/31/2016	$12.00810	$11.26621	203,651
01/01/2017 to 12/31/2017	$11.26621	$14.87721	338,420
01/01/2018 to 12/31/2018	$14.87721	$12.56966	310,328
01/01/2019 to 12/31/2019	$12.56966	$16.19093	221,722
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92862	$10.74828	38,307
01/01/2011 to 12/31/2011	$10.74828	$9.16472	85,107
01/01/2012 to 12/31/2012	$9.16472	$10.42539	159,909
01/01/2013 to 12/31/2013	$10.42539	$12.14361	164,671
01/01/2014 to 12/31/2014	$12.14361	$11.04624	212,963
01/01/2015 to 12/31/2015	$11.04624	$10.85810	300,839
01/01/2016 to 12/31/2016	$10.85810	$10.64874	158,619
01/01/2017 to 12/31/2017	$10.64874	$12.75205	144,697
01/01/2018 to 12/31/2018	$12.75205	$10.42543	100,077
01/01/2019 to 12/31/2019	$10.42543	$12.20007	71,038

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00615	$10.55365	1,007
01/01/2011 to 12/31/2011	$10.55365	$11.57100	15,908,640
01/01/2012 to 12/31/2012	$11.57100	$12.34183	7,711,282
01/01/2013 to 12/31/2013	$12.34183	$11.65037	2,642,519
01/01/2014 to 12/31/2014	$11.65037	$12.12359	3,183,076
01/01/2015 to 12/31/2015	$12.12359	$11.95927	10,587,874
01/01/2016 to 12/31/2016	$11.95927	$12.15129	11,971,230
01/01/2017 to 12/31/2017	$12.15129	$12.35922	6,176,121
01/01/2018 to 12/31/2018	$12.35922	$12.01641	19,835,125
01/01/2019 to 12/31/2019	$12.01641	$13.03184	2,515,233
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97616	$10.82431	1,099,034
01/01/2011 to 12/31/2011	$10.82431	$10.49396	1,753,770
01/01/2012 to 12/31/2012	$10.49396	$11.62101	3,166,754
01/01/2013 to 12/31/2013	$11.62101	$13.17533	3,141,071
01/01/2014 to 12/31/2014	$13.17533	$13.66355	2,886,337
01/01/2015 to 12/31/2015	$13.66355	$13.18248	2,400,549
01/01/2016 to 12/31/2016	$13.18248	$13.52431	2,079,289
01/01/2017 to 12/31/2017	$13.52431	$15.42316	1,930,017
01/01/2018 to 12/31/2018	$15.42316	$13.92694	1,405,727
01/01/2019 to 12/31/2019	$13.92694	$16.21721	970,209
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92127	$10.51141	134,079
01/01/2011 to 12/31/2011	$10.51141	$9.31111	330,939
01/01/2012 to 12/31/2012	$9.31111	$11.06681	534,854
01/01/2013 to 12/31/2013	$11.06681	$12.44777	548,685
01/01/2014 to 12/31/2014	$12.44777	$11.36401	585,652
01/01/2015 to 12/31/2015	$11.36401	$10.77015	565,262
01/01/2016 to 12/31/2016	$10.77015	$10.70443	516,564
01/01/2017 to 12/31/2017	$10.70443	$13.53047	607,381
01/01/2018 to 12/31/2018	$13.53047	$10.88605	527,006
01/01/2019 to 12/31/2019	$10.88605	$13.50340	416,585
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99792	$10.54131	879,198
01/01/2011 to 12/31/2011	$10.54131	$10.30219	1,765,156
01/01/2012 to 12/31/2012	$10.30219	$11.12096	2,822,011
01/01/2013 to 12/31/2013	$11.12096	$12.03924	2,793,284
01/01/2014 to 12/31/2014	$12.03924	$12.37791	2,437,026
01/01/2015 to 12/31/2015	$12.37791	$12.04646	2,161,945
01/01/2016 to 12/31/2016	$12.04646	$12.19688	1,877,967
01/01/2017 to 12/31/2017	$12.19688	$13.33685	1,712,818
01/01/2018 to 12/31/2018	$13.33685	$12.33506	1,285,371
01/01/2019 to 12/31/2019	$12.33506	$13.78373	1,008,641
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97077	$10.72925	54,303
01/01/2011 to 12/31/2011	$10.72925	$10.53068	168,059
01/01/2012 to 12/31/2012	$10.53068	$11.82624	281,543
01/01/2013 to 12/31/2013	$11.82624	$15.73866	217,920
01/01/2014 to 12/31/2014	$15.73866	$16.80365	239,994
01/01/2015 to 12/31/2015	$16.80365	$18.12590	292,725
01/01/2016 to 12/31/2016	$18.12590	$17.41498	206,734
01/01/2017 to 12/31/2017	$17.41498	$23.06508	221,746
01/01/2018 to 12/31/2018	$23.06508	$22.12291	201,990
01/01/2019 to 12/31/2019	$22.12291	$28.60235	140,579

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99202	$11.25614	129,101
01/01/2011 to 12/31/2011	$11.25614	$10.87497	316,763
01/01/2012 to 12/31/2012	$10.87497	$11.90320	378,125
01/01/2013 to 12/31/2013	$11.90320	$15.85476	401,355
01/01/2014 to 12/31/2014	$15.85476	$17.09549	685,620
01/01/2015 to 12/31/2015	$17.09549	$18.34687	499,398
01/01/2016 to 12/31/2016	$18.34687	$18.88688	456,276
01/01/2017 to 12/31/2017	$18.88688	$24.49158	424,909
01/01/2018 to 12/31/2018	$24.49158	$23.23406	313,444
01/01/2019 to 12/31/2019	$23.23406	$29.81874	234,999
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98705	$10.84729	96,989
01/01/2011 to 12/31/2011	$10.84729	$10.24521	168,277
01/01/2012 to 12/31/2012	$10.24521	$12.29404	399,337
01/01/2013 to 12/31/2013	$12.29404	$15.29930	464,100
01/01/2014 to 12/31/2014	$15.29930	$15.45829	465,717
01/01/2015 to 12/31/2015	$15.45829	$14.85104	368,331
01/01/2016 to 12/31/2016	$14.85104	$15.51055	295,253
01/01/2017 to 12/31/2017	$15.51055	$18.72956	411,802
01/01/2018 to 12/31/2018	$18.72956	$16.51436	287,354
01/01/2019 to 12/31/2019	$16.51436	$20.92524	223,354
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99793	$10.26319	564,367
01/01/2013 to 12/31/2013	$10.26319	$11.89948	719,958
01/01/2014 to 12/31/2014	$11.89948	$12.19819	686,963
01/01/2015 to 12/31/2015	$12.19819	$11.74560	569,513
01/01/2016 to 12/31/2016	$11.74560	$11.94767	653,039
01/01/2017 to 12/31/2017	$11.94767	$13.57111	487,170
01/01/2018 to 12/31/2018	$13.57111	$12.13516	357,526
01/01/2019 to 12/31/2019	$12.13516	$14.52506	360,290
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99792	$10.82301	31,955
01/01/2011 to 12/31/2011	$10.82301	$10.49012	115,760
01/01/2012 to 12/31/2012	$10.49012	$11.97482	171,328
01/01/2013 to 12/31/2013	$11.97482	$15.96126	232,862
01/01/2014 to 12/31/2014	$15.96126	$16.91772	233,223
01/01/2015 to 12/31/2015	$16.91772	$17.68727	188,412
01/01/2016 to 12/31/2016	$17.68727	$17.57573	190,402
01/01/2017 to 12/31/2017	$17.57573	$22.40030	184,392
01/01/2018 to 12/31/2018	$22.40030	$22.30671	152,132
01/01/2019 to 12/31/2019	$22.30671	$29.96589	139,984
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99793	$10.16395	0
01/01/2013 to 12/31/2013	$10.16395	$13.32938	37,191
01/01/2014 to 12/31/2014	$13.32938	$14.32398	78,085
01/01/2015 to 12/31/2015	$14.32398	$13.86493	75,844
01/01/2016 to 12/31/2016	$13.86493	$15.33684	191,733
01/01/2017 to 12/31/2017	$15.33684	$17.54764	319,073
01/01/2018 to 12/31/2018	$17.54764	$15.37009	272,990
01/01/2019 to 12/31/2019	$15.37009	$19.38384	262,707

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01924	$11.36526	195,230
01/01/2011 to 12/31/2011	$11.36526	$10.75158	259,274
01/01/2012 to 12/31/2012	$10.75158	$12.53837	524,272
01/01/2013 to 12/31/2013	$12.53837	$16.16045	556,064
01/01/2014 to 12/31/2014	$16.16045	$17.57285	502,080
01/01/2015 to 12/31/2015	$17.57285	$16.15938	882,486
01/01/2016 to 12/31/2016	$16.15938	$16.01548	762,004
01/01/2017 to 12/31/2017	$16.01548	$19.84688	782,722
01/01/2018 to 12/31/2018	$19.84688	$18.50648	602,208
01/01/2019 to 12/31/2019	$18.50648	$23.48504	457,165
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99047	$11.18481	96,389
01/01/2011 to 12/31/2011	$11.18481	$10.63473	298,251
01/01/2012 to 12/31/2012	$10.63473	$12.14433	265,267
01/01/2013 to 12/31/2013	$12.14433	$16.81500	621,907
01/01/2014 to 12/31/2014	$16.81500	$18.73099	590,795
01/01/2015 to 12/31/2015	$18.73099	$17.23317	443,344
01/01/2016 to 12/31/2016	$17.23317	$19.86667	543,500
01/01/2017 to 12/31/2017	$19.86667	$22.04256	520,141
01/01/2018 to 12/31/2018	$22.04256	$17.95491	389,444
01/01/2019 to 12/31/2019	$17.95491	$21.18494	359,666
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93840	$11.62364	303,179
01/01/2011 to 12/31/2011	$11.62364	$9.03588	458,778
01/01/2012 to 12/31/2012	$9.03588	$10.38913	720,023
01/01/2013 to 12/31/2013	$10.38913	$10.15199	863,127
01/01/2014 to 12/31/2014	$10.15199	$9.43461	851,629
01/01/2015 to 12/31/2015	$9.43461	$7.65987	776,558
01/01/2016 to 12/31/2016	$7.65987	$8.39206	679,600
01/01/2017 to 12/31/2017	$8.39206	$10.34127	758,590
01/01/2018 to 12/31/2018	$10.34127	$8.66524	526,172
01/01/2019 to 12/31/2019	$8.66524	$9.57643	481,953
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98889	$10.55026	2,668,235
01/01/2011 to 12/31/2011	$10.55026	$10.38942	4,855,447
01/01/2012 to 12/31/2012	$10.38942	$11.18009	8,340,103
01/01/2013 to 12/31/2013	$11.18009	$11.90484	7,654,972
01/01/2014 to 12/31/2014	$11.90484	$12.27757	6,881,597
01/01/2015 to 12/31/2015	$12.27757	$11.98782	6,169,417
01/01/2016 to 12/31/2016	$11.98782	$12.33470	5,611,926
01/01/2017 to 12/31/2017	$12.33470	$13.24560	4,892,470
01/01/2018 to 12/31/2018	$13.24560	$12.54596	3,946,948
01/01/2019 to 12/31/2019	$12.54596	$14.03539	2,969,529
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01784	$10.05559	19,683
01/01/2012 to 12/31/2012	$10.05559	$10.50075	311,041
01/01/2013 to 12/31/2013	$10.50075	$10.00148	449,635
01/01/2014 to 12/31/2014	$10.00148	$10.34246	811,754
01/01/2015 to 12/31/2015	$10.34246	$10.05680	723,761
01/01/2016 to 12/31/2016	$10.05680	$10.21869	749,903
01/01/2017 to 12/31/2017	$10.21869	$10.52891	751,726
01/01/2018 to 12/31/2018	$10.52891	$10.18074	606,673
01/01/2019 to 12/31/2019	$10.18074	$10.89453	541,754

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96291	$11.45760	2,280,343
01/01/2011 to 12/31/2011	$11.45760	$10.47734	3,316,610
01/01/2012 to 12/31/2012	$10.47734	$11.53488	6,115,347
01/01/2013 to 12/31/2013	$11.53488	$13.16135	5,761,446
01/01/2014 to 12/31/2014	$13.16135	$14.01260	5,562,609
01/01/2015 to 12/31/2015	$14.01260	$13.57860	8,582,854
01/01/2016 to 12/31/2016	$13.57860	$14.57635	7,737,545
01/01/2017 to 12/31/2017	$14.57635	$16.50083	12,804,530
01/01/2018 to 12/31/2018	$16.50083	$14.86417	9,296,871
01/01/2019 to 12/31/2019	$14.86417	$17.27210	7,534,384
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99792	$10.84290	15,460
01/01/2011 to 12/31/2011	$10.84290	$10.93775	64,604
01/01/2012 to 12/31/2012	$10.93775	$12.66921	265,690
01/01/2013 to 12/31/2013	$12.66921	$16.35823	271,283
01/01/2014 to 12/31/2014	$16.35823	$18.69470	487,611
01/01/2015 to 12/31/2015	$18.69470	$18.78858	463,547
01/01/2016 to 12/31/2016	$18.78858	$21.03980	475,705
01/01/2017 to 12/31/2017	$21.03980	$25.08026	440,283
01/01/2018 to 12/31/2018	$25.08026	$22.44075	350,099
01/01/2019 to 12/31/2019	$22.44075	$27.23279	257,868
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99792	$8.84823	0
01/01/2012 to 12/31/2012	$8.84823	$9.76175	0
01/01/2013 to 12/31/2013	$9.76175	$11.64951	0
01/01/2014 to 12/31/2014	$11.64951	$12.09669	0
01/01/2015 to 12/31/2015	$12.09669	$11.81207	0
01/01/2016 to 12/31/2016	$11.81207	$12.24562	0
01/01/2017 to 12/31/2017	$12.24562	$14.11222	0
01/01/2018 to 12/31/2018	$14.11222	$12.85936	0
01/01/2019 to 12/31/2019	$12.85936	$15.19653	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97125	$12.10376	37,664
01/01/2011 to 12/31/2011	$12.10376	$10.25411	140,281
01/01/2012 to 12/31/2012	$10.25411	$12.00427	318,939
01/01/2013 to 12/31/2013	$12.00427	$16.48121	235,163
01/01/2014 to 12/31/2014	$16.48121	$16.86315	230,256
01/01/2015 to 12/31/2015	$16.86315	$16.66101	172,126
01/01/2016 to 12/31/2016	$16.66101	$17.49620	146,936
01/01/2017 to 12/31/2017	$17.49620	$21.78408	174,892
01/01/2018 to 12/31/2018	$21.78408	$18.93352	149,047
01/01/2019 to 12/31/2019	$18.93352	$25.19515	127,714
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96030	$12.56192	110,444
01/01/2011 to 12/31/2011	$12.56192	$12.12839	323,627
01/01/2012 to 12/31/2012	$12.12839	$13.26441	355,869
01/01/2013 to 12/31/2013	$13.26441	$17.48199	647,295
01/01/2014 to 12/31/2014	$17.48199	$17.69586	541,704
01/01/2015 to 12/31/2015	$17.69586	$17.38903	444,809
01/01/2016 to 12/31/2016	$17.38903	$19.00296	419,626
01/01/2017 to 12/31/2017	$19.00296	$22.96069	407,211
01/01/2018 to 12/31/2018	$22.96069	$20.50221	325,606
01/01/2019 to 12/31/2019	$20.50221	$26.01064	293,830

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96373	$11.41655	40,394
01/01/2011 to 12/31/2011	$11.41655	$10.46622	112,477
01/01/2012 to 12/31/2012	$10.46622	$12.05733	166,300
01/01/2013 to 12/31/2013	$12.05733	$16.15306	271,808
01/01/2014 to 12/31/2014	$16.15306	$16.57896	162,904
01/01/2015 to 12/31/2015	$16.57896	$15.46770	118,963
01/01/2016 to 12/31/2016	$15.46770	$19.48657	177,320
01/01/2017 to 12/31/2017	$19.48657	$20.39669	127,873
01/01/2018 to 12/31/2018	$20.39669	$16.48863	120,727
01/01/2019 to 12/31/2019	$16.48863	$19.61002	96,986
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99161	$10.64584	2,349,384
01/01/2011 to 12/31/2011	$10.64584	$10.58599	3,968,019
01/01/2012 to 12/31/2012	$10.58599	$11.71392	7,704,265
01/01/2013 to 12/31/2013	$11.71392	$13.34375	8,319,543
01/01/2014 to 12/31/2014	$13.34375	$13.77513	8,089,554
01/01/2015 to 12/31/2015	$13.77513	$13.43633	10,254,427
01/01/2016 to 12/31/2016	$13.43633	$14.08960	9,387,809
01/01/2017 to 12/31/2017	$14.08960	$15.85514	8,831,120
01/01/2018 to 12/31/2018	$15.85514	$14.63323	6,956,757
01/01/2019 to 12/31/2019	$14.63323	$17.24141	5,350,020
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97050	$11.08797	144,407
01/01/2011 to 12/31/2011	$11.08797	$10.62798	371,711
01/01/2012 to 12/31/2012	$10.62798	$12.18387	838,350
01/01/2013 to 12/31/2013	$12.18387	$17.10953	870,186
01/01/2014 to 12/31/2014	$17.10953	$18.07396	791,131
01/01/2015 to 12/31/2015	$18.07396	$19.31091	773,893
01/01/2016 to 12/31/2016	$19.31091	$19.33748	669,179
01/01/2017 to 12/31/2017	$19.33748	$25.99912	697,092
01/01/2018 to 12/31/2018	$25.99912	$26.32565	601,874
01/01/2019 to 12/31/2019	$26.32565	$32.91378	509,948
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98553	$10.62126	14,486
01/01/2011 to 12/31/2011	$10.62126	$10.30521	117,354
01/01/2012 to 12/31/2012	$10.30521	$11.39368	377,669
01/01/2013 to 12/31/2013	$11.39368	$14.95594	370,065
01/01/2014 to 12/31/2014	$14.95594	$14.80918	330,644
01/01/2015 to 12/31/2015	$14.80918	$13.56332	242,304
01/01/2016 to 12/31/2016	$13.56332	$14.03556	189,108
01/01/2017 to 12/31/2017	$14.03556	$15.95106	193,833
01/01/2018 to 12/31/2018	$15.95106	$14.04013	169,534
01/01/2019 to 12/31/2019	$14.04013	$17.24419	512,975
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85917	$11.42614	237,518
01/01/2011 to 12/31/2011	$11.42614	$9.47881	559,568
01/01/2012 to 12/31/2012	$9.47881	$9.57572	871,186
01/01/2013 to 12/31/2013	$9.57572	$10.77234	769,004
01/01/2014 to 12/31/2014	$10.77234	$9.62468	732,898
01/01/2015 to 12/31/2015	$9.62468	$7.57724	701,589
01/01/2016 to 12/31/2016	$7.57724	$9.20700	650,905
01/01/2017 to 12/31/2017	$9.20700	$9.90272	633,411
01/01/2018 to 12/31/2018	$9.90272	$8.04599	470,018
01/01/2019 to 12/31/2019	$8.04599	$9.16804	452,401

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97960	$10.26595	77,418
01/01/2011 to 12/31/2011	$10.26595	$10.42256	272,736
01/01/2012 to 12/31/2012	$10.42256	$10.69263	459,684
01/01/2013 to 12/31/2013	$10.69263	$10.03405	360,864
01/01/2014 to 12/31/2014	$10.03405	$9.83760	352,268
01/01/2015 to 12/31/2015	$9.83760	$9.14872	287,105
01/01/2016 to 12/31/2016	$9.14872	$9.30921	259,175
01/01/2017 to 12/31/2017	$9.30921	$9.26233	277,938
01/01/2018 to 12/31/2018	$9.26233	$9.21003	226,700
01/01/2019 to 12/31/2019	$9.21003	$9.12382	203,912
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98818	$11.45094	46,249
01/01/2011 to 12/31/2011	$11.45094	$10.77975	122,194
01/01/2012 to 12/31/2012	$10.77975	$12.44481	251,561
01/01/2013 to 12/31/2013	$12.44481	$16.06699	309,229
01/01/2014 to 12/31/2014	$16.06699	$18.01039	262,234
01/01/2015 to 12/31/2015	$18.01039	$16.39963	230,326
01/01/2016 to 12/31/2016	$16.39963	$18.22868	188,212
01/01/2017 to 12/31/2017	$18.22868	$21.06796	186,182
01/01/2018 to 12/31/2018	$21.06796	$17.14401	137,523
01/01/2019 to 12/31/2019	$17.14401	$19.91564	126,293
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99792	$8.78594	713,280
01/01/2012 to 12/31/2012	$8.78594	$9.50885	2,477,519
01/01/2013 to 12/31/2013	$9.50885	$11.17208	2,937,880
01/01/2014 to 12/31/2014	$11.17208	$11.49238	2,937,706
01/01/2015 to 12/31/2015	$11.49238	$11.13413	2,761,927
01/01/2016 to 12/31/2016	$11.13413	$11.56475	2,278,343
01/01/2017 to 12/31/2017	$11.56475	$12.80941	2,060,147
01/01/2018 to 12/31/2018	$12.80941	$11.86345	1,625,907
01/01/2019 to 12/31/2019	$11.86345	$13.94443	1,020,233
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99792	$10.35469	401,854
01/01/2011 to 12/31/2011	$10.35469	$10.70460	851,190
01/01/2012 to 12/31/2012	$10.70460	$11.25615	1,451,867
01/01/2013 to 12/31/2013	$11.25615	$10.81090	1,500,107
01/01/2014 to 12/31/2014	$10.81090	$11.29933	1,950,928
01/01/2015 to 12/31/2015	$11.29933	$11.15303	1,690,150
01/01/2016 to 12/31/2016	$11.15303	$11.43490	1,746,600
01/01/2017 to 12/31/2017	$11.43490	$11.85314	2,108,184
01/01/2018 to 12/31/2018	$11.85314	$11.29353	2,383,863
01/01/2019 to 12/31/2019	$11.29353	$12.36574	2,057,312
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II or With Combo 5%/HAV and HD GRO II OR Combo 5%/
HAV and GRO Plus II - Cliff M&E (2.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96704	$10.72802	170,769
01/01/2011 to 12/31/2011	$10.72802	$10.16130	80,163
01/01/2012 to 12/31/2012	$10.16130	$11.12891	71,250
01/01/2013 to 12/31/2013	$11.12891	$11.90837	48,443
01/01/2014 to 12/31/2014	$11.90837	$12.02921	36,354
01/01/2015 to 12/31/2015	$12.02921	$11.32759	15,050
01/01/2016 to 12/31/2016	$11.32759	$11.72082	12,197
01/01/2017 to 12/31/2017	$11.72082	$12.84061	14,269
01/01/2018 to 12/31/2018	$12.84061	$11.47569	6,083
01/01/2019 to 12/31/2019	$11.47569	$12.95856	10,980
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97773	$10.83318	196,565
01/01/2011 to 12/31/2011	$10.83318	$10.55300	97,519
01/01/2012 to 12/31/2012	$10.55300	$11.66908	83,040
01/01/2013 to 12/31/2013	$11.66908	$13.23395	76,665
01/01/2014 to 12/31/2014	$13.23395	$13.66311	79,086
01/01/2015 to 12/31/2015	$13.66311	$13.40099	53,358
01/01/2016 to 12/31/2016	$13.40099	$13.96682	39,533
01/01/2017 to 12/31/2017	$13.96682	$15.89119	47,164
01/01/2018 to 12/31/2018	$15.89119	$14.54977	24,790
01/01/2019 to 12/31/2019	$14.54977	$17.25161	45,593
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98681	$10.72024	140,238
01/01/2011 to 12/31/2011	$10.72024	$10.24187	51,420
01/01/2012 to 12/31/2012	$10.24187	$10.98948	39,344
01/01/2013 to 12/31/2013	$10.98948	$12.02286	23,665
01/01/2014 to 12/31/2014	$12.02286	$12.29951	28,813
01/01/2015 to 12/31/2015	$12.29951	$11.94756	21,667
01/01/2016 to 12/31/2016	$11.94756	$12.18547	14,403
01/01/2017 to 12/31/2017	$12.18547	$13.78216	17,940
01/01/2018 to 12/31/2018	$13.78216	$12.34837	7,697
01/01/2019 to 12/31/2019	$12.34837	$14.18349	15,619
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98800	$10.68666	209,022
01/01/2011 to 12/31/2011	$10.68666	$10.27226	133,796
01/01/2012 to 12/31/2012	$10.27226	$11.24135	109,294
01/01/2013 to 12/31/2013	$11.24135	$12.86823	82,660
01/01/2014 to 12/31/2014	$12.86823	$13.33735	79,827
01/01/2015 to 12/31/2015	$13.33735	$13.03902	48,953
01/01/2016 to 12/31/2016	$13.03902	$13.48695	38,533
01/01/2017 to 12/31/2017	$13.48695	$15.08000	41,955
01/01/2018 to 12/31/2018	$15.08000	$13.94672	20,234
01/01/2019 to 12/31/2019	$13.94672	$16.20528	29,665

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99775	$9.10110	939
01/01/2012 to 12/31/2012	$9.10110	$9.90840	732
01/01/2013 to 12/31/2013	$9.90840	$10.68726	14,176
01/01/2014 to 12/31/2014	$10.68726	$10.90769	7,846
01/01/2015 to 12/31/2015	$10.90769	$10.29469	3,465
01/01/2016 to 12/31/2016	$10.29469	$10.71466	3,772
01/01/2017 to 12/31/2017	$10.71466	$11.74110	2,649
01/01/2018 to 12/31/2018	$11.74110	$10.81937	828
01/01/2019 to 12/31/2019	$10.81937	$12.38231	5,055
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00718	$10.01971	1,873
01/01/2011 to 12/31/2011	$10.01971	$9.96892	1,154
01/01/2012 to 12/31/2012	$9.96892	$10.15469	744
01/01/2013 to 12/31/2013	$10.15469	$9.66568	189
01/01/2014 to 12/31/2014	$9.66568	$9.39565	216
01/01/2015 to 12/31/2015	$9.39565	$9.18614	417
01/01/2016 to 12/31/2016	$9.18614	$9.08486	75
01/01/2017 to 12/31/2017	$9.08486	$8.99102	226
01/01/2018 to 12/31/2018	$8.99102	$8.81224	78
01/01/2019 to 12/31/2019	$8.81224	$8.97058	4,260
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00610	$10.29072	186,153
01/01/2011 to 12/31/2011	$10.29072	$10.33172	105,236
01/01/2012 to 12/31/2012	$10.33172	$10.98946	85,338
01/01/2013 to 12/31/2013	$10.98946	$10.49630	36,550
01/01/2014 to 12/31/2014	$10.49630	$10.64502	43,802
01/01/2015 to 12/31/2015	$10.64502	$10.13924	41,608
01/01/2016 to 12/31/2016	$10.13924	$10.28333	30,236
01/01/2017 to 12/31/2017	$10.28333	$10.44282	40,159
01/01/2018 to 12/31/2018	$10.44282	$10.09228	24,573
01/01/2019 to 12/31/2019	$10.09228	$10.72575	26,978
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99775	$10.56667	0
01/01/2011 to 12/31/2011	$10.56667	$11.92426	0
01/01/2012 to 12/31/2012	$11.92426	$12.28151	80,360
01/01/2013 to 12/31/2013	$12.28151	$11.37247	118,755
01/01/2014 to 12/31/2014	$11.37247	$11.53734	117,812
01/01/2015 to 12/31/2015	$11.53734	$11.34608	116,963
01/01/2016 to 12/31/2016	$11.34608	$11.20016	117,431
01/01/2017 to 12/31/2017	$11.20016	$10.98125	107,091
01/01/2018 to 12/31/2018	$10.98125	$10.74337	478,870
01/01/2019 to 12/31/2019	$10.74337	$10.59931	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00857	$10.59733	0
01/01/2011 to 12/31/2011	$10.59733	$12.23769	59
01/01/2012 to 12/31/2012	$12.23769	$12.65914	0
01/01/2013 to 12/31/2013	$12.65914	$11.51481	77,987
01/01/2014 to 12/31/2014	$11.51481	$11.89403	66,596
01/01/2015 to 12/31/2015	$11.89403	$11.74954	76,394
01/01/2016 to 12/31/2016	$11.74954	$11.65672	66,047
01/01/2017 to 12/31/2017	$11.65672	$11.44323	37,123
01/01/2018 to 12/31/2018	$11.44323	$11.16521	54,085
01/01/2019 to 12/31/2019	$11.16521	$11.24391	481,606

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00751	$10.69820	0
01/01/2011 to 12/31/2011	$10.69820	$12.52320	368,195
01/01/2012 to 12/31/2012	$12.52320	$13.01240	393,962
01/01/2013 to 12/31/2013	$13.01240	$11.77459	234,197
01/01/2014 to 12/31/2014	$11.77459	$12.33666	266,546
01/01/2015 to 12/31/2015	$12.33666	$12.21762	274,635
01/01/2016 to 12/31/2016	$12.21762	$12.13025	272,765
01/01/2017 to 12/31/2017	$12.13025	$11.99013	193,234
01/01/2018 to 12/31/2018	$11.99013	$11.67253	190,440
01/01/2019 to 12/31/2019	$11.67253	$11.93305	596,810
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99775	$11.91076	58,451
01/01/2012 to 12/31/2012	$11.91076	$12.26620	96,824
01/01/2013 to 12/31/2013	$12.26620	$10.77189	74,429
01/01/2014 to 12/31/2014	$10.77189	$11.56789	70,516
01/01/2015 to 12/31/2015	$11.56789	$11.49155	82,762
01/01/2016 to 12/31/2016	$11.49155	$11.38620	93,781
01/01/2017 to 12/31/2017	$11.38620	$11.25340	70,147
01/01/2018 to 12/31/2018	$11.25340	$10.93182	53,749
01/01/2019 to 12/31/2019	$10.93182	$11.26334	40,443
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99701	$10.30344	5,022
01/01/2013 to 12/31/2013	$10.30344	$9.00269	367,104
01/01/2014 to 12/31/2014	$9.00269	$9.86507	188,268
01/01/2015 to 12/31/2015	$9.86507	$9.85866	21,882
01/01/2016 to 12/31/2016	$9.85866	$9.77641	1,358
01/01/2017 to 12/31/2017	$9.77641	$9.67449	1,408
01/01/2018 to 12/31/2018	$9.67449	$9.38701	1,045
01/01/2019 to 12/31/2019	$9.38701	$9.72805	10,485
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99850	$8.66918	49,182
01/01/2014 to 12/31/2014	$8.66918	$9.66595	45,381
01/01/2015 to 12/31/2015	$9.66595	$9.67214	924
01/01/2016 to 12/31/2016	$9.67214	$9.59096	0
01/01/2017 to 12/31/2017	$9.59096	$9.48967	0
01/01/2018 to 12/31/2018	$9.48967	$9.17254	4,905
01/01/2019 to 12/31/2019	$9.17254	$9.63508	31,324
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99850	$11.19944	25,998
01/01/2015 to 12/31/2015	$11.19944	$11.11490	247,405
01/01/2016 to 12/31/2016	$11.11490	$11.08281	53,689
01/01/2017 to 12/31/2017	$11.08281	$10.98160	40,568
01/01/2018 to 12/31/2018	$10.98160	$10.60501	78,797
01/01/2019 to 12/31/2019	$10.60501	$11.21814	57,857
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99850	$9.84675	694
01/01/2016 to 12/31/2016	$9.84675	$9.78047	186,643
01/01/2017 to 12/31/2017	$9.78047	$9.74751	148,218
01/01/2018 to 12/31/2018	$9.74751	$9.38435	146,184
01/01/2019 to 12/31/2019	$9.38435	$10.04678	239,398
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99701	$9.78915	107,450
01/01/2017 to 12/31/2017	$9.78915	$9.78123	71,447
01/01/2018 to 12/31/2018	$9.78123	$9.39591	85,564
01/01/2019 to 12/31/2019	$9.39591	$10.11935	395,207

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99700	$9.94490	8,552
01/01/2018 to 12/31/2018	$9.94490	$9.47614	37,760
01/01/2019 to 12/31/2019	$9.47614	$10.28887	35,126
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99700	$9.57290	4,955
01/01/2019 to 12/31/2019	$9.57290	$10.45995	28,606
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99850	$11.13127	46,284
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97692	$10.76684	214,272
01/01/2011 to 12/31/2011	$10.76684	$10.22230	112,785
01/01/2012 to 12/31/2012	$10.22230	$11.31077	94,667
01/01/2013 to 12/31/2013	$11.31077	$13.50152	94,221
01/01/2014 to 12/31/2014	$13.50152	$14.05587	90,459
01/01/2015 to 12/31/2015	$14.05587	$13.74926	89,796
01/01/2016 to 12/31/2016	$13.74926	$14.29352	64,650
01/01/2017 to 12/31/2017	$14.29352	$16.39699	79,837
01/01/2018 to 12/31/2018	$16.39699	$14.95989	32,891
01/01/2019 to 12/31/2019	$14.95989	$17.79440	136,927
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99775	$11.55659	0
01/01/2014 to 12/31/2014	$11.55659	$12.77488	0
01/01/2015 to 12/31/2015	$12.77488	$11.98596	0
01/01/2016 to 12/31/2016	$11.98596	$13.40026	33
01/01/2017 to 12/31/2017	$13.40026	$15.43941	0
01/01/2018 to 12/31/2018	$15.43941	$14.30443	0
01/01/2019 to 12/31/2019	$14.30443	$18.23727	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96942	$11.47469	5,561
01/01/2011 to 12/31/2011	$11.47469	$10.60270	1,950
01/01/2012 to 12/31/2012	$10.60270	$13.08119	1,698
01/01/2013 to 12/31/2013	$13.08119	$13.28131	301
01/01/2014 to 12/31/2014	$13.28131	$14.72209	522
01/01/2015 to 12/31/2015	$14.72209	$14.31166	234
01/01/2016 to 12/31/2016	$14.31166	$14.05091	163
01/01/2017 to 12/31/2017	$14.05091	$15.16104	259
01/01/2018 to 12/31/2018	$15.16104	$14.05475	104
01/01/2019 to 12/31/2019	$14.05475	$17.11148	306
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95914	$11.71378	10,696
01/01/2011 to 12/31/2011	$11.71378	$12.14917	3,876
01/01/2012 to 12/31/2012	$12.14917	$13.63494	3,750
01/01/2013 to 12/31/2013	$13.63494	$13.68240	1,822
01/01/2014 to 12/31/2014	$13.68240	$17.42880	1,356
01/01/2015 to 12/31/2015	$17.42880	$17.77975	682
01/01/2016 to 12/31/2016	$17.77975	$18.13409	481
01/01/2017 to 12/31/2017	$18.13409	$18.74797	959
01/01/2018 to 12/31/2018	$18.74797	$17.37169	212
01/01/2019 to 12/31/2019	$17.37169	$22.17924	167

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97523	$10.94766	125,711
01/01/2011 to 12/31/2011	$10.94766	$10.49225	67,404
01/01/2012 to 12/31/2012	$10.49225	$11.29416	60,079
01/01/2013 to 12/31/2013	$11.29416	$12.61143	33,142
01/01/2014 to 12/31/2014	$12.61143	$12.65766	37,334
01/01/2015 to 12/31/2015	$12.65766	$12.43791	25,644
01/01/2016 to 12/31/2016	$12.43791	$12.61768	15,730
01/01/2017 to 12/31/2017	$12.61768	$14.30042	18,090
01/01/2018 to 12/31/2018	$14.30042	$12.83463	8,449
01/01/2019 to 12/31/2019	$12.83463	$14.98586	14,435
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98749	$10.63651	72,494
01/01/2011 to 12/31/2011	$10.63651	$10.29738	48,274
01/01/2012 to 12/31/2012	$10.29738	$11.03380	42,560
01/01/2013 to 12/31/2013	$11.03380	$11.79030	35,843
01/01/2014 to 12/31/2014	$11.79030	$11.93560	36,608
01/01/2015 to 12/31/2015	$11.93560	$11.50768	24,215
01/01/2016 to 12/31/2016	$11.50768	$11.78628	19,151
01/01/2017 to 12/31/2017	$11.78628	$12.87764	14,236
01/01/2018 to 12/31/2018	$12.87764	$11.64376	7,583
01/01/2019 to 12/31/2019	$11.64376	$13.14458	18,082
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96438	$11.42102	12,437
01/01/2011 to 12/31/2011	$11.42102	$11.25787	5,011
01/01/2012 to 12/31/2012	$11.25787	$12.67206	2,795
01/01/2013 to 12/31/2013	$12.67206	$17.11573	2,644
01/01/2014 to 12/31/2014	$17.11573	$17.85232	2,864
01/01/2015 to 12/31/2015	$17.85232	$16.41583	2,259
01/01/2016 to 12/31/2016	$16.41583	$19.85737	1,926
01/01/2017 to 12/31/2017	$19.85737	$21.67779	2,291
01/01/2018 to 12/31/2018	$21.67779	$18.12297	2,425
01/01/2019 to 12/31/2019	$18.12297	$21.62539	3,453
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99776	$9.78359	8,153
01/01/2011 to 12/31/2011	$9.78359	$9.52209	3,391
01/01/2012 to 12/31/2012	$9.52209	$9.26522	1,696
01/01/2013 to 12/31/2013	$9.26522	$9.01512	1,766
01/01/2014 to 12/31/2014	$9.01512	$8.77178	2,020
01/01/2015 to 12/31/2015	$8.77178	$8.53500	394
01/01/2016 to 12/31/2016	$8.53500	$8.30517	217
01/01/2017 to 12/31/2017	$8.30517	$8.10913	212
01/01/2018 to 12/31/2018	$8.10913	$7.99153	188
01/01/2019 to 12/31/2019	$7.99153	$7.90727	5,661
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98373	$10.69768	7,053
01/01/2011 to 12/31/2011	$10.69768	$10.73964	4,175
01/01/2012 to 12/31/2012	$10.73964	$11.89904	3,980
01/01/2013 to 12/31/2013	$11.89904	$12.40911	1,155
01/01/2014 to 12/31/2014	$12.40911	$12.38295	1,415
01/01/2015 to 12/31/2015	$12.38295	$11.61910	533
01/01/2016 to 12/31/2016	$11.61910	$13.04691	738
01/01/2017 to 12/31/2017	$13.04691	$13.64411	792
01/01/2018 to 12/31/2018	$13.64411	$13.01005	540
01/01/2019 to 12/31/2019	$13.01005	$14.59558	604

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98974	$10.55472	0
01/01/2011 to 12/31/2011	$10.55472	$9.84054	5
01/01/2012 to 12/31/2012	$9.84054	$11.19120	653
01/01/2013 to 12/31/2013	$11.19120	$15.22967	673
01/01/2014 to 12/31/2014	$15.22967	$16.85551	1,303
01/01/2015 to 12/31/2015	$16.85551	$15.11514	4,333
01/01/2016 to 12/31/2016	$15.11514	$17.63294	686
01/01/2017 to 12/31/2017	$17.63294	$20.45138	754
01/01/2018 to 12/31/2018	$20.45138	$17.08027	640
01/01/2019 to 12/31/2019	$17.08027	$21.52578	2,503
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92858	$11.18912	2,179
01/01/2011 to 12/31/2011	$11.18912	$9.48026	1,444
01/01/2012 to 12/31/2012	$9.48026	$11.10255	954
01/01/2013 to 12/31/2013	$11.10255	$12.86148	229
01/01/2014 to 12/31/2014	$12.86148	$11.82273	169
01/01/2015 to 12/31/2015	$11.82273	$11.86570	534
01/01/2016 to 12/31/2016	$11.86570	$11.10976	133
01/01/2017 to 12/31/2017	$11.10976	$14.64060	176
01/01/2018 to 12/31/2018	$14.64060	$12.34422	128
01/01/2019 to 12/31/2019	$12.34422	$15.86788	348
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92845	$10.73053	5,116
01/01/2011 to 12/31/2011	$10.73053	$9.13080	1,473
01/01/2012 to 12/31/2012	$9.13080	$10.36547	1,330
01/01/2013 to 12/31/2013	$10.36547	$12.04897	273
01/01/2014 to 12/31/2014	$12.04897	$10.93767	224
01/01/2015 to 12/31/2015	$10.93767	$10.72928	95
01/01/2016 to 12/31/2016	$10.72928	$10.50085	98
01/01/2017 to 12/31/2017	$10.50085	$12.54926	96
01/01/2018 to 12/31/2018	$12.54926	$10.23838	91
01/01/2019 to 12/31/2019	$10.23838	$11.95660	98
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97599	$10.80651	43,981
01/01/2011 to 12/31/2011	$10.80651	$10.45528	24,067
01/01/2012 to 12/31/2012	$10.45528	$11.55436	16,853
01/01/2013 to 12/31/2013	$11.55436	$13.07295	13,119
01/01/2014 to 12/31/2014	$13.07295	$13.52958	13,509
01/01/2015 to 12/31/2015	$13.52958	$13.02640	7,558
01/01/2016 to 12/31/2016	$13.02640	$13.33675	5,730
01/01/2017 to 12/31/2017	$13.33675	$15.17819	5,479
01/01/2018 to 12/31/2018	$15.17819	$13.67759	3,191
01/01/2019 to 12/31/2019	$13.67759	$15.89420	4,080
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92110	$10.49411	7,494
01/01/2011 to 12/31/2011	$10.49411	$9.27676	2,122
01/01/2012 to 12/31/2012	$9.27676	$11.00339	1,369
01/01/2013 to 12/31/2013	$11.00339	$12.35100	607
01/01/2014 to 12/31/2014	$12.35100	$11.25254	574
01/01/2015 to 12/31/2015	$11.25254	$10.64265	6,383
01/01/2016 to 12/31/2016	$10.64265	$10.55610	1,108
01/01/2017 to 12/31/2017	$10.55610	$13.31567	968
01/01/2018 to 12/31/2018	$13.31567	$10.69105	1,868
01/01/2019 to 12/31/2019	$10.69105	$13.23425	405

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.52387	109,605
01/01/2011 to 12/31/2011	$10.52387	$10.26420	34,237
01/01/2012 to 12/31/2012	$10.26420	$11.05718	29,255
01/01/2013 to 12/31/2013	$11.05718	$11.94565	24,519
01/01/2014 to 12/31/2014	$11.94565	$12.25655	21,033
01/01/2015 to 12/31/2015	$12.25655	$11.90380	9,930
01/01/2016 to 12/31/2016	$11.90380	$12.02773	6,291
01/01/2017 to 12/31/2017	$12.02773	$13.12491	4,963
01/01/2018 to 12/31/2018	$13.12491	$12.11407	2,318
01/01/2019 to 12/31/2019	$12.11407	$13.50900	8,711
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97060	$10.71155	978
01/01/2011 to 12/31/2011	$10.71155	$10.49190	691
01/01/2012 to 12/31/2012	$10.49190	$11.75857	2,024
01/01/2013 to 12/31/2013	$11.75857	$15.61666	303
01/01/2014 to 12/31/2014	$15.61666	$16.63931	459
01/01/2015 to 12/31/2015	$16.63931	$17.91179	575
01/01/2016 to 12/31/2016	$17.91179	$17.17412	61
01/01/2017 to 12/31/2017	$17.17412	$22.69976	56
01/01/2018 to 12/31/2018	$22.69976	$21.72761	33
01/01/2019 to 12/31/2019	$21.72761	$28.03357	335
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99185	$11.23754	269
01/01/2011 to 12/31/2011	$11.23754	$10.83471	752
01/01/2012 to 12/31/2012	$10.83471	$11.83484	256
01/01/2013 to 12/31/2013	$11.83484	$15.73142	48
01/01/2014 to 12/31/2014	$15.73142	$16.92770	282
01/01/2015 to 12/31/2015	$16.92770	$18.12955	145
01/01/2016 to 12/31/2016	$18.12955	$18.62498	106
01/01/2017 to 12/31/2017	$18.62498	$24.10265	382
01/01/2018 to 12/31/2018	$24.10265	$22.81797	155
01/01/2019 to 12/31/2019	$22.81797	$29.22468	5,756
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98688	$10.82935	1,534
01/01/2011 to 12/31/2011	$10.82935	$10.20729	1,229
01/01/2012 to 12/31/2012	$10.20729	$12.22327	1,037
01/01/2013 to 12/31/2013	$12.22327	$15.18002	1,762
01/01/2014 to 12/31/2014	$15.18002	$15.30634	2,040
01/01/2015 to 12/31/2015	$15.30634	$14.67487	2,202
01/01/2016 to 12/31/2016	$14.67487	$15.29508	1,850
01/01/2017 to 12/31/2017	$15.29508	$18.43160	2,587
01/01/2018 to 12/31/2018	$18.43160	$16.21809	2,110
01/01/2019 to 12/31/2019	$16.21809	$20.50762	8,210
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99776	$10.24890	1,047
01/01/2013 to 12/31/2013	$10.24890	$11.85845	1,758
01/01/2014 to 12/31/2014	$11.85845	$12.13121	1,625
01/01/2015 to 12/31/2015	$12.13121	$11.65711	1,123
01/01/2016 to 12/31/2016	$11.65711	$11.83337	977
01/01/2017 to 12/31/2017	$11.83337	$13.41392	708
01/01/2018 to 12/31/2018	$13.41392	$11.96980	346
01/01/2019 to 12/31/2019	$11.96980	$14.29782	768

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.80508	391
01/01/2011 to 12/31/2011	$10.80508	$10.45133	202
01/01/2012 to 12/31/2012	$10.45133	$11.90597	165
01/01/2013 to 12/31/2013	$11.90597	$15.83692	1,811
01/01/2014 to 12/31/2014	$15.83692	$16.75152	2,352
01/01/2015 to 12/31/2015	$16.75152	$17.47755	1,557
01/01/2016 to 12/31/2016	$17.47755	$17.33180	1,581
01/01/2017 to 12/31/2017	$17.33180	$22.04430	1,468
01/01/2018 to 12/31/2018	$22.04430	$21.90684	1,409
01/01/2019 to 12/31/2019	$21.90684	$29.36838	236
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99776	$10.15622	0
01/01/2013 to 12/31/2013	$10.15622	$13.29201	19
01/01/2014 to 12/31/2014	$13.29201	$14.25459	0
01/01/2015 to 12/31/2015	$14.25459	$13.76939	0
01/01/2016 to 12/31/2016	$13.76939	$15.20007	0
01/01/2017 to 12/31/2017	$15.20007	$17.35562	768
01/01/2018 to 12/31/2018	$17.35562	$15.17049	386
01/01/2019 to 12/31/2019	$15.17049	$19.09285	40
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01907	$11.34646	9,036
01/01/2011 to 12/31/2011	$11.34646	$10.71178	3,866
01/01/2012 to 12/31/2012	$10.71178	$12.46639	3,935
01/01/2013 to 12/31/2013	$12.46639	$16.03477	935
01/01/2014 to 12/31/2014	$16.03477	$17.40029	896
01/01/2015 to 12/31/2015	$17.40029	$15.96783	1,517
01/01/2016 to 12/31/2016	$15.96783	$15.79319	1,052
01/01/2017 to 12/31/2017	$15.79319	$19.53154	2,394
01/01/2018 to 12/31/2018	$19.53154	$18.17486	709
01/01/2019 to 12/31/2019	$18.17486	$23.01694	8,270
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99030	$11.16638	6,135
01/01/2011 to 12/31/2011	$11.16638	$10.59540	1,821
01/01/2012 to 12/31/2012	$10.59540	$12.07466	1,582
01/01/2013 to 12/31/2013	$12.07466	$16.68426	705
01/01/2014 to 12/31/2014	$16.68426	$18.54723	823
01/01/2015 to 12/31/2015	$18.54723	$17.02906	429
01/01/2016 to 12/31/2016	$17.02906	$19.59124	219
01/01/2017 to 12/31/2017	$19.59124	$21.69250	1,017
01/01/2018 to 12/31/2018	$21.69250	$17.63330	683
01/01/2019 to 12/31/2019	$17.63330	$20.76283	3,330
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93823	$11.60441	10,653
01/01/2011 to 12/31/2011	$11.60441	$9.00244	4,727
01/01/2012 to 12/31/2012	$9.00244	$10.32934	2,787
01/01/2013 to 12/31/2013	$10.32934	$10.07284	460
01/01/2014 to 12/31/2014	$10.07284	$9.34178	835
01/01/2015 to 12/31/2015	$9.34178	$7.56897	514
01/01/2016 to 12/31/2016	$7.56897	$8.27550	363
01/01/2017 to 12/31/2017	$8.27550	$10.17686	459
01/01/2018 to 12/31/2018	$10.17686	$8.50979	1,444
01/01/2019 to 12/31/2019	$8.50979	$9.38527	1,497

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98872	$10.53285	163,174
01/01/2011 to 12/31/2011	$10.53285	$10.35103	97,357
01/01/2012 to 12/31/2012	$10.35103	$11.11596	98,618
01/01/2013 to 12/31/2013	$11.11596	$11.81223	52,249
01/01/2014 to 12/31/2014	$11.81223	$12.15718	60,594
01/01/2015 to 12/31/2015	$12.15718	$11.84594	31,586
01/01/2016 to 12/31/2016	$11.84594	$12.16388	15,164
01/01/2017 to 12/31/2017	$12.16388	$13.03542	11,075
01/01/2018 to 12/31/2018	$13.03542	$12.32132	6,017
01/01/2019 to 12/31/2019	$12.32132	$13.75579	26,841
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01767	$10.05196	0
01/01/2012 to 12/31/2012	$10.05196	$10.47550	91
01/01/2013 to 12/31/2013	$10.47550	$9.95682	517
01/01/2014 to 12/31/2014	$9.95682	$10.27510	408
01/01/2015 to 12/31/2015	$10.27510	$9.97082	211
01/01/2016 to 12/31/2016	$9.97082	$10.11065	27
01/01/2017 to 12/31/2017	$10.11065	$10.39624	964
01/01/2018 to 12/31/2018	$10.39624	$10.03180	510
01/01/2019 to 12/31/2019	$10.03180	$10.71317	135
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96274	$11.43865	118,155
01/01/2011 to 12/31/2011	$11.43865	$10.43861	104,792
01/01/2012 to 12/31/2012	$10.43861	$11.46855	113,532
01/01/2013 to 12/31/2013	$11.46855	$13.05885	89,754
01/01/2014 to 12/31/2014	$13.05885	$13.87493	79,862
01/01/2015 to 12/31/2015	$13.87493	$13.41753	68,541
01/01/2016 to 12/31/2016	$13.41753	$14.37413	59,894
01/01/2017 to 12/31/2017	$14.37413	$16.23855	94,910
01/01/2018 to 12/31/2018	$16.23855	$14.59767	61,674
01/01/2019 to 12/31/2019	$14.59767	$16.92762	283,859
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.82499	1,770
01/01/2011 to 12/31/2011	$10.82499	$10.89734	482
01/01/2012 to 12/31/2012	$10.89734	$12.59643	489
01/01/2013 to 12/31/2013	$12.59643	$16.23101	184
01/01/2014 to 12/31/2014	$16.23101	$18.51134	135
01/01/2015 to 12/31/2015	$18.51134	$18.56612	127
01/01/2016 to 12/31/2016	$18.56612	$20.74822	121
01/01/2017 to 12/31/2017	$20.74822	$24.68208	626
01/01/2018 to 12/31/2018	$24.68208	$22.03891	41
01/01/2019 to 12/31/2019	$22.03891	$26.69036	2,787
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99775	$8.83594	0
01/01/2012 to 12/31/2012	$8.83594	$9.72824	0
01/01/2013 to 12/31/2013	$9.72824	$11.58574	0
01/01/2014 to 12/31/2014	$11.58574	$12.00578	0
01/01/2015 to 12/31/2015	$12.00578	$11.69925	0
01/01/2016 to 12/31/2016	$11.69925	$12.10377	0
01/01/2017 to 12/31/2017	$12.10377	$13.92024	0
01/01/2018 to 12/31/2018	$13.92024	$12.65823	0
01/01/2019 to 12/31/2019	$12.65823	$14.92822	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97108	$12.08395	899
01/01/2011 to 12/31/2011	$12.08395	$10.21630	492
01/01/2012 to 12/31/2012	$10.21630	$11.93538	829
01/01/2013 to 12/31/2013	$11.93538	$16.35278	294
01/01/2014 to 12/31/2014	$16.35278	$16.69730	1,046
01/01/2015 to 12/31/2015	$16.69730	$16.46333	177
01/01/2016 to 12/31/2016	$16.46333	$17.25324	209
01/01/2017 to 12/31/2017	$17.25324	$21.43768	140
01/01/2018 to 12/31/2018	$21.43768	$18.59390	117
01/01/2019 to 12/31/2019	$18.59390	$24.69240	4,655
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96013	$12.54113	3,649
01/01/2011 to 12/31/2011	$12.54113	$12.08356	1,404
01/01/2012 to 12/31/2012	$12.08356	$13.18823	674
01/01/2013 to 12/31/2013	$13.18823	$17.34591	283
01/01/2014 to 12/31/2014	$17.34591	$17.52204	404
01/01/2015 to 12/31/2015	$17.52204	$17.18290	4,169
01/01/2016 to 12/31/2016	$17.18290	$18.73936	689
01/01/2017 to 12/31/2017	$18.73936	$22.59592	1,141
01/01/2018 to 12/31/2018	$22.59592	$20.13476	994
01/01/2019 to 12/31/2019	$20.13476	$25.49207	4,352
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96356	$11.39766	2,103
01/01/2011 to 12/31/2011	$11.39766	$10.42757	600
01/01/2012 to 12/31/2012	$10.42757	$11.98804	171
01/01/2013 to 12/31/2013	$11.98804	$16.02732	154
01/01/2014 to 12/31/2014	$16.02732	$16.41607	166
01/01/2015 to 12/31/2015	$16.41607	$15.28434	48
01/01/2016 to 12/31/2016	$15.28434	$19.21614	8
01/01/2017 to 12/31/2017	$19.21614	$20.07245	86
01/01/2018 to 12/31/2018	$20.07245	$16.19287	44
01/01/2019 to 12/31/2019	$16.19287	$19.21874	2,858
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99145	$10.62833	209,082
01/01/2011 to 12/31/2011	$10.62833	$10.54700	113,620
01/01/2012 to 12/31/2012	$10.54700	$11.64682	90,747
01/01/2013 to 12/31/2013	$11.64682	$13.24003	77,472
01/01/2014 to 12/31/2014	$13.24003	$13.64001	74,515
01/01/2015 to 12/31/2015	$13.64001	$13.27734	73,257
01/01/2016 to 12/31/2016	$13.27734	$13.89431	57,125
01/01/2017 to 12/31/2017	$13.89431	$15.60326	54,364
01/01/2018 to 12/31/2018	$15.60326	$14.37107	29,011
01/01/2019 to 12/31/2019	$14.37107	$16.89784	61,914
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97033	$11.06962	1,325
01/01/2011 to 12/31/2011	$11.06962	$10.58857	2,150
01/01/2012 to 12/31/2012	$10.58857	$12.11375	1,699
01/01/2013 to 12/31/2013	$12.11375	$16.97611	1,996
01/01/2014 to 12/31/2014	$16.97611	$17.89630	3,368
01/01/2015 to 12/31/2015	$17.89630	$19.08190	2,409
01/01/2016 to 12/31/2016	$19.08190	$19.06902	1,792
01/01/2017 to 12/31/2017	$19.06902	$25.58575	4,936
01/01/2018 to 12/31/2018	$25.58575	$25.85357	3,298
01/01/2019 to 12/31/2019	$25.85357	$32.25705	4,363

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98536	$10.60379	0
01/01/2011 to 12/31/2011	$10.60379	$10.26707	105
01/01/2012 to 12/31/2012	$10.26707	$11.32811	205
01/01/2013 to 12/31/2013	$11.32811	$14.83939	66
01/01/2014 to 12/31/2014	$14.83939	$14.66362	660
01/01/2015 to 12/31/2015	$14.66362	$13.40246	248
01/01/2016 to 12/31/2016	$13.40246	$13.84073	139
01/01/2017 to 12/31/2017	$13.84073	$15.69731	318
01/01/2018 to 12/31/2018	$15.69731	$13.78817	779
01/01/2019 to 12/31/2019	$13.78817	$16.90012	1,367
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85900	$11.40731	27,897
01/01/2011 to 12/31/2011	$11.40731	$9.44376	9,596
01/01/2012 to 12/31/2012	$9.44376	$9.52074	7,914
01/01/2013 to 12/31/2013	$9.52074	$10.68860	4,367
01/01/2014 to 12/31/2014	$10.68860	$9.53026	4,596
01/01/2015 to 12/31/2015	$9.53026	$7.48748	1,728
01/01/2016 to 12/31/2016	$7.48748	$9.07922	1,082
01/01/2017 to 12/31/2017	$9.07922	$9.74532	1,696
01/01/2018 to 12/31/2018	$9.74532	$7.90170	535
01/01/2019 to 12/31/2019	$7.90170	$8.98513	1,336
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97944	$10.24908	3,543
01/01/2011 to 12/31/2011	$10.24908	$10.38419	2,198
01/01/2012 to 12/31/2012	$10.38419	$10.63128	880
01/01/2013 to 12/31/2013	$10.63128	$9.95593	495
01/01/2014 to 12/31/2014	$9.95593	$9.74100	541
01/01/2015 to 12/31/2015	$9.74100	$9.04019	89
01/01/2016 to 12/31/2016	$9.04019	$9.18005	80
01/01/2017 to 12/31/2017	$9.18005	$9.11525	61
01/01/2018 to 12/31/2018	$9.11525	$9.04501	20
01/01/2019 to 12/31/2019	$9.04501	$8.94192	266
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98801	$11.43201	2,869
01/01/2011 to 12/31/2011	$11.43201	$10.73996	1,007
01/01/2012 to 12/31/2012	$10.73996	$12.37341	1,225
01/01/2013 to 12/31/2013	$12.37341	$15.94209	374
01/01/2014 to 12/31/2014	$15.94209	$17.83365	731
01/01/2015 to 12/31/2015	$17.83365	$16.20531	344
01/01/2016 to 12/31/2016	$16.20531	$17.97579	277
01/01/2017 to 12/31/2017	$17.97579	$20.73319	405
01/01/2018 to 12/31/2018	$20.73319	$16.83672	190
01/01/2019 to 12/31/2019	$16.83672	$19.51844	2,829
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99775	$8.77381	0
01/01/2012 to 12/31/2012	$8.77381	$9.47622	261
01/01/2013 to 12/31/2013	$9.47622	$11.11097	1,458
01/01/2014 to 12/31/2014	$11.11097	$11.40603	3,172
01/01/2015 to 12/31/2015	$11.40603	$11.02779	24,143
01/01/2016 to 12/31/2016	$11.02779	$11.43090	9,032
01/01/2017 to 12/31/2017	$11.43090	$12.63517	3,704
01/01/2018 to 12/31/2018	$12.63517	$11.67787	1,177
01/01/2019 to 12/31/2019	$11.67787	$13.69808	3,805

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.33756	19,082
01/01/2011 to 12/31/2011	$10.33756	$10.66490	8,732
01/01/2012 to 12/31/2012	$10.66490	$11.19133	8,397
01/01/2013 to 12/31/2013	$11.19133	$10.72657	4,818
01/01/2014 to 12/31/2014	$10.72657	$11.18815	6,786
01/01/2015 to 12/31/2015	$11.18815	$11.02065	3,121
01/01/2016 to 12/31/2016	$11.02065	$11.27609	1,439
01/01/2017 to 12/31/2017	$11.27609	$11.66453	2,847
01/01/2018 to 12/31/2018	$11.66453	$11.09096	5,350
01/01/2019 to 12/31/2019	$11.09096	$12.11908	22,389
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.21158	$10.05357	99,862
01/01/2011 to 12/31/2011	$10.05357	$9.68945	172,922
01/01/2012 to 12/31/2012	$9.68945	$10.79903	187,764
01/01/2013 to 12/31/2013	$10.79903	$11.75851	169,163
01/01/2014 to 12/31/2014	$11.75851	$12.08662	230,801
01/01/2015 to 12/31/2015	$12.08662	$11.58176	286,697
01/01/2016 to 12/31/2016	$11.58176	$12.19380	296,022
01/01/2017 to 12/31/2017	$12.19380	$13.59275	280,237
01/01/2018 to 12/31/2018	$13.59275	$12.36263	241,676
01/01/2019 to 12/31/2019	$12.36263	$14.20530	238,428
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.62166	$10.59254	0
01/01/2011 to 12/31/2011	$10.59254	$10.49952	36,272
01/01/2012 to 12/31/2012	$10.49952	$11.81435	79,091
01/01/2013 to 12/31/2013	$11.81435	$13.63409	158,790
01/01/2014 to 12/31/2014	$13.63409	$14.32368	180,239
01/01/2015 to 12/31/2015	$14.32368	$14.29579	206,753
01/01/2016 to 12/31/2016	$14.29579	$15.16031	258,359
01/01/2017 to 12/31/2017	$15.16031	$17.55127	276,330
01/01/2018 to 12/31/2018	$17.55127	$16.35373	293,477
01/01/2019 to 12/31/2019	$16.35373	$19.73136	269,061
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.17833	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	5,942
01/01/2012 to 12/31/2012	$9.71160	$10.60403	50,477
01/01/2013 to 12/31/2013	$10.60403	$11.80510	62,149
01/01/2014 to 12/31/2014	$11.80510	$12.28896	69,809
01/01/2015 to 12/31/2015	$12.28896	$12.14719	72,169
01/01/2016 to 12/31/2016	$12.14719	$12.60617	100,956
01/01/2017 to 12/31/2017	$12.60617	$14.50774	139,717
01/01/2018 to 12/31/2018	$14.50774	$13.22832	137,096
01/01/2019 to 12/31/2019	$13.22832	$15.46111	147,025
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.59345	$10.40804	226,307
01/01/2011 to 12/31/2011	$10.40804	$10.17985	366,569
01/01/2012 to 12/31/2012	$10.17985	$11.33645	524,542
01/01/2013 to 12/31/2013	$11.33645	$13.20498	566,259
01/01/2014 to 12/31/2014	$13.20498	$13.92690	843,587
01/01/2015 to 12/31/2015	$13.92690	$13.85466	1,049,212
01/01/2016 to 12/31/2016	$13.85466	$14.58164	1,373,384
01/01/2017 to 12/31/2017	$14.58164	$16.58958	1,583,679
01/01/2018 to 12/31/2018	$16.58958	$15.61408	1,661,615
01/01/2019 to 12/31/2019	$15.61408	$18.46124	1,774,057

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$11.59596	$11.77276	96,945
01/01/2011 to 12/31/2011	$11.77276	$11.91843	101,716
01/01/2012 to 12/31/2012	$11.91843	$12.35443	57,567
01/01/2013 to 12/31/2013	$12.35443	$11.96593	61,513
01/01/2014 to 12/31/2014	$11.96593	$11.83586	56,087
01/01/2015 to 12/31/2015	$11.83586	$11.77554	95,573
01/01/2016 to 12/31/2016	$11.77554	$11.85025	101,282
01/01/2017 to 12/31/2017	$11.85025	$11.93304	177,391
01/01/2018 to 12/31/2018	$11.93304	$11.90270	280,925
01/01/2019 to 12/31/2019	$11.90270	$12.32937	290,821
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$12.05882	$12.57524	35,839
01/01/2011 to 12/31/2011	$12.57524	$12.84647	42,310
01/01/2012 to 12/31/2012	$12.84647	$13.90489	141,041
01/01/2013 to 12/31/2013	$13.90489	$13.51422	157,940
01/01/2014 to 12/31/2014	$13.51422	$13.94662	156,494
01/01/2015 to 12/31/2015	$13.94662	$13.51743	159,560
01/01/2016 to 12/31/2016	$13.51743	$13.94960	163,286
01/01/2017 to 12/31/2017	$13.94960	$14.41424	156,940
01/01/2018 to 12/31/2018	$14.41424	$14.17661	155,240
01/01/2019 to 12/31/2019	$14.17661	$15.33112	170,125
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.02993	$9.88109	85,112
01/01/2011 to 12/31/2011	$9.88109	$9.54594	115,629
01/01/2012 to 12/31/2012	$9.54594	$10.74833	85,759
01/01/2013 to 12/31/2013	$10.74833	$13.05551	147,135
01/01/2014 to 12/31/2014	$13.05551	$13.83039	261,580
01/01/2015 to 12/31/2015	$13.83039	$13.76649	412,131
01/01/2016 to 12/31/2016	$13.76649	$14.56220	531,059
01/01/2017 to 12/31/2017	$14.56220	$16.99771	642,736
01/01/2018 to 12/31/2018	$16.99771	$15.78215	717,176
01/01/2019 to 12/31/2019	$15.78215	$19.10225	788,216
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$8.36448	$9.76197	137
01/01/2011 to 12/31/2011	$9.76197	$9.17833	541
01/01/2012 to 12/31/2012	$9.17833	$11.52315	1,910
01/01/2013 to 12/31/2013	$11.52315	$11.90508	5,835
01/01/2014 to 12/31/2014	$11.90508	$13.42844	9,633
01/01/2015 to 12/31/2015	$13.42844	$13.28358	9,943
01/01/2016 to 12/31/2016	$13.28358	$13.26990	23,866
01/01/2017 to 12/31/2017	$13.26990	$14.56915	23,573
01/01/2018 to 12/31/2018	$14.56915	$13.74481	23,009
01/01/2019 to 12/31/2019	$13.74481	$17.02803	24,798
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$7.01097	$8.36127	3,255
01/01/2011 to 12/31/2011	$8.36127	$8.82419	4,845
01/01/2012 to 12/31/2012	$8.82419	$10.07765	33,808
01/01/2013 to 12/31/2013	$10.07765	$10.29050	28,693
01/01/2014 to 12/31/2014	$10.29050	$13.33818	33,765
01/01/2015 to 12/31/2015	$13.33818	$13.84584	49,429
01/01/2016 to 12/31/2016	$13.84584	$14.36896	61,695
01/01/2017 to 12/31/2017	$14.36896	$15.11555	58,323
01/01/2018 to 12/31/2018	$15.11555	$14.25356	59,512
01/01/2019 to 12/31/2019	$14.25356	$18.51789	60,285

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$8.71680	$9.70021	34,782
01/01/2011 to 12/31/2011	$9.70021	$9.45972	70,843
01/01/2012 to 12/31/2012	$9.45972	$10.36217	125,844
01/01/2013 to 12/31/2013	$10.36217	$11.77393	141,532
01/01/2014 to 12/31/2014	$11.77393	$12.02477	146,745
01/01/2015 to 12/31/2015	$12.02477	$12.02372	175,869
01/01/2016 to 12/31/2016	$12.02372	$12.41117	191,548
01/01/2017 to 12/31/2017	$12.41117	$14.31272	207,742
01/01/2018 to 12/31/2018	$14.31272	$13.07285	192,111
01/01/2019 to 12/31/2019	$13.07285	$15.53206	198,626
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.56227	$10.32606	7,551
01/01/2011 to 12/31/2011	$10.32606	$10.17206	13,151
01/01/2012 to 12/31/2012	$10.17206	$11.09154	67,208
01/01/2013 to 12/31/2013	$11.09154	$12.06017	27,028
01/01/2014 to 12/31/2014	$12.06017	$12.42331	62,516
01/01/2015 to 12/31/2015	$12.42331	$12.18843	73,646
01/01/2016 to 12/31/2016	$12.18843	$12.70214	98,929
01/01/2017 to 12/31/2017	$12.70214	$14.12146	96,526
01/01/2018 to 12/31/2018	$14.12146	$12.99418	83,476
01/01/2019 to 12/31/2019	$12.99418	$14.92684	85,776
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$10.39331	$12.07909	1,114
01/01/2011 to 12/31/2011	$12.07909	$12.11532	1,906
01/01/2012 to 12/31/2012	$12.11532	$13.87726	4,328
01/01/2013 to 12/31/2013	$13.87726	$19.07270	10,593
01/01/2014 to 12/31/2014	$19.07270	$20.24314	14,911
01/01/2015 to 12/31/2015	$20.24314	$18.94153	28,415
01/01/2016 to 12/31/2016	$18.94153	$23.31383	35,607
01/01/2017 to 12/31/2017	$23.31383	$25.89693	38,501
01/01/2018 to 12/31/2018	$25.89693	$22.03326	44,443
01/01/2019 to 12/31/2019	$22.03326	$26.75324	46,090
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$10.35524	$10.27485	23,603
01/01/2011 to 12/31/2011	$10.27485	$10.17598	28,226
01/01/2012 to 12/31/2012	$10.17598	$10.07626	137,020
01/01/2013 to 12/31/2013	$10.07626	$9.97714	122,291
01/01/2014 to 12/31/2014	$9.97714	$9.87852	250,708
01/01/2015 to 12/31/2015	$9.87852	$9.78032	270,947
01/01/2016 to 12/31/2016	$9.78032	$9.68399	281,767
01/01/2017 to 12/31/2017	$9.68399	$9.62117	396,090
01/01/2018 to 12/31/2018	$9.62117	$9.64920	275,729
01/01/2019 to 12/31/2019	$9.64920	$9.71522	182,453
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$10.19862	$11.08074	18,004
01/01/2011 to 12/31/2011	$11.08074	$11.31919	24,364
01/01/2012 to 12/31/2012	$11.31919	$12.76194	53,227
01/01/2013 to 12/31/2013	$12.76194	$13.54280	47,007
01/01/2014 to 12/31/2014	$13.54280	$13.75166	62,152
01/01/2015 to 12/31/2015	$13.75166	$13.13027	80,541
01/01/2016 to 12/31/2016	$13.13027	$15.00201	109,170
01/01/2017 to 12/31/2017	$15.00201	$15.96360	109,039
01/01/2018 to 12/31/2018	$15.96360	$15.49079	124,974
01/01/2019 to 12/31/2019	$15.49079	$17.68393	125,024

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.05289	$7.55590	197
01/01/2011 to 12/31/2011	$7.55590	$7.16817	1,094
01/01/2012 to 12/31/2012	$7.16817	$8.29561	14,852
01/01/2013 to 12/31/2013	$8.29561	$11.48738	31,898
01/01/2014 to 12/31/2014	$11.48738	$12.93708	42,358
01/01/2015 to 12/31/2015	$12.93708	$11.80525	49,990
01/01/2016 to 12/31/2016	$11.80525	$14.01298	61,709
01/01/2017 to 12/31/2017	$14.01298	$16.53743	85,467
01/01/2018 to 12/31/2018	$16.53743	$14.05575	103,948
01/01/2019 to 12/31/2019	$14.05575	$18.02518	107,832
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$7.89173	$9.01789	458
01/01/2011 to 12/31/2011	$9.01789	$7.77483	437
01/01/2012 to 12/31/2012	$7.77483	$9.26557	8,321
01/01/2013 to 12/31/2013	$9.26557	$10.92201	15,690
01/01/2014 to 12/31/2014	$10.92201	$10.21646	15,533
01/01/2015 to 12/31/2015	$10.21646	$10.43383	19,369
01/01/2016 to 12/31/2016	$10.43383	$9.94030	16,568
01/01/2017 to 12/31/2017	$9.94030	$13.32866	20,148
01/01/2018 to 12/31/2018	$13.32866	$11.43688	25,328
01/01/2019 to 12/31/2019	$11.43688	$14.95971	29,398
AST International Value Portfolio
03/15/2010 to 12/31/2010	$8.37612	$9.17929	607
01/01/2011 to 12/31/2011	$9.17929	$7.94794	1,773
01/01/2012 to 12/31/2012	$7.94794	$9.18156	3,131
01/01/2013 to 12/31/2013	$9.18156	$10.86035	7,431
01/01/2014 to 12/31/2014	$10.86035	$10.03208	9,404
01/01/2015 to 12/31/2015	$10.03208	$10.01389	11,194
01/01/2016 to 12/31/2016	$10.01389	$9.97240	10,720
01/01/2017 to 12/31/2017	$9.97240	$12.12628	12,615
01/01/2018 to 12/31/2018	$12.12628	$10.06836	9,185
01/01/2019 to 12/31/2019	$10.06836	$11.96465	9,097
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.22779	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	1,208
01/01/2012 to 12/31/2012	$9.97825	$11.22134	27,647
01/01/2013 to 12/31/2013	$11.22134	$12.91910	27,963
01/01/2014 to 12/31/2014	$12.91910	$13.60521	34,332
01/01/2015 to 12/31/2015	$13.60521	$13.32949	53,555
01/01/2016 to 12/31/2016	$13.32949	$13.88622	58,208
01/01/2017 to 12/31/2017	$13.88622	$16.08024	65,148
01/01/2018 to 12/31/2018	$16.08024	$14.74659	61,814
01/01/2019 to 12/31/2019	$14.74659	$17.43752	95,993
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$8.48153	$9.09678	10,379
01/01/2011 to 12/31/2011	$9.09678	$8.18270	11,011
01/01/2012 to 12/31/2012	$8.18270	$9.87658	14,182
01/01/2013 to 12/31/2013	$9.87658	$11.28094	28,745
01/01/2014 to 12/31/2014	$11.28094	$10.45830	71,525
01/01/2015 to 12/31/2015	$10.45830	$10.06541	106,352
01/01/2016 to 12/31/2016	$10.06541	$10.15840	111,320
01/01/2017 to 12/31/2017	$10.15840	$13.03844	128,328
01/01/2018 to 12/31/2018	$13.03844	$10.65367	196,763
01/01/2019 to 12/31/2019	$10.65367	$13.41967	171,119

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.98079	$10.65289	41,076
01/01/2011 to 12/31/2011	$10.65289	$10.57215	44,156
01/01/2012 to 12/31/2012	$10.57215	$11.58947	68,595
01/01/2013 to 12/31/2013	$11.58947	$12.74066	67,156
01/01/2014 to 12/31/2014	$12.74066	$13.30181	88,614
01/01/2015 to 12/31/2015	$13.30181	$13.14611	89,830
01/01/2016 to 12/31/2016	$13.14611	$13.51574	125,636
01/01/2017 to 12/31/2017	$13.51574	$15.00708	141,975
01/01/2018 to 12/31/2018	$15.00708	$14.09612	134,968
01/01/2019 to 12/31/2019	$14.09612	$15.99541	138,165
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.42072	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	518
01/01/2013 to 12/31/2013	$12.90295	$17.43738	5,435
01/01/2014 to 12/31/2014	$17.43738	$18.90555	8,490
01/01/2015 to 12/31/2015	$18.90555	$20.70893	10,511
01/01/2016 to 12/31/2016	$20.70893	$20.20390	10,182
01/01/2017 to 12/31/2017	$20.20390	$27.17167	14,178
01/01/2018 to 12/31/2018	$27.17167	$26.46778	16,937
01/01/2019 to 12/31/2019	$26.46778	$34.74953	20,499
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$8.54885	$9.74903	6,413
01/01/2011 to 12/31/2011	$9.74903	$9.56442	5,154
01/01/2012 to 12/31/2012	$9.56442	$10.63120	48,310
01/01/2013 to 12/31/2013	$10.63120	$14.37959	35,153
01/01/2014 to 12/31/2014	$14.37959	$15.74482	73,599
01/01/2015 to 12/31/2015	$15.74482	$17.15902	82,680
01/01/2016 to 12/31/2016	$17.15902	$17.93663	79,915
01/01/2017 to 12/31/2017	$17.93663	$23.61802	104,767
01/01/2018 to 12/31/2018	$23.61802	$22.75449	128,715
01/01/2019 to 12/31/2019	$22.75449	$29.65526	119,761
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.40326	$10.33903	12,339
01/01/2011 to 12/31/2011	$10.33903	$9.91614	18,473
01/01/2012 to 12/31/2012	$9.91614	$12.08368	28,565
01/01/2013 to 12/31/2013	$12.08368	$15.27018	35,474
01/01/2014 to 12/31/2014	$15.27018	$15.66783	48,968
01/01/2015 to 12/31/2015	$15.66783	$15.28549	63,770
01/01/2016 to 12/31/2016	$15.28549	$16.21071	73,574
01/01/2017 to 12/31/2017	$16.21071	$19.87703	102,439
01/01/2018 to 12/31/2018	$19.87703	$17.79928	108,751
01/01/2019 to 12/31/2019	$17.79928	$22.90247	107,745
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	16,117
01/01/2013 to 12/31/2013	$10.37057	$12.20998	8,126
01/01/2014 to 12/31/2014	$12.20998	$12.71038	13,083
01/01/2015 to 12/31/2015	$12.71038	$12.42824	15,806
01/01/2016 to 12/31/2016	$12.42824	$12.83725	25,969
01/01/2017 to 12/31/2017	$12.83725	$14.80668	26,954
01/01/2018 to 12/31/2018	$14.80668	$13.44632	22,681
01/01/2019 to 12/31/2019	$13.44632	$16.34372	74,074

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.16894	$10.04775	2,559
01/01/2011 to 12/31/2011	$10.04775	$9.88927	3,386
01/01/2012 to 12/31/2012	$9.88927	$11.46400	5,224
01/01/2013 to 12/31/2013	$11.46400	$15.51686	16,702
01/01/2014 to 12/31/2014	$15.51686	$16.70138	32,940
01/01/2015 to 12/31/2015	$16.70138	$17.73141	52,858
01/01/2016 to 12/31/2016	$17.73141	$17.89169	66,755
01/01/2017 to 12/31/2017	$17.89169	$23.15489	77,695
01/01/2018 to 12/31/2018	$23.15489	$23.41734	98,238
01/01/2019 to 12/31/2019	$23.41734	$31.94467	95,673
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.82378	$12.42903	782
01/01/2011 to 12/31/2011	$12.42903	$11.93976	1,490
01/01/2012 to 12/31/2012	$11.93976	$14.14015	10,307
01/01/2013 to 12/31/2013	$14.14015	$18.50694	16,778
01/01/2014 to 12/31/2014	$18.50694	$20.43596	21,586
01/01/2015 to 12/31/2015	$20.43596	$19.08331	59,327
01/01/2016 to 12/31/2016	$19.08331	$19.20543	63,514
01/01/2017 to 12/31/2017	$19.20543	$24.16719	79,947
01/01/2018 to 12/31/2018	$24.16719	$22.88626	98,056
01/01/2019 to 12/31/2019	$22.88626	$29.49267	101,734
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.80555	$9.97960	10,171
01/01/2011 to 12/31/2011	$9.97960	$9.63540	10,393
01/01/2012 to 12/31/2012	$9.63540	$11.17393	15,841
01/01/2013 to 12/31/2013	$11.17393	$15.71072	36,628
01/01/2014 to 12/31/2014	$15.71072	$17.77178	44,348
01/01/2015 to 12/31/2015	$17.77178	$16.60400	54,248
01/01/2016 to 12/31/2016	$16.60400	$19.43671	60,770
01/01/2017 to 12/31/2017	$19.43671	$21.89837	74,157
01/01/2018 to 12/31/2018	$21.89837	$18.11547	87,816
01/01/2019 to 12/31/2019	$18.11547	$21.70530	83,900
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.42481	$11.15868	125
01/01/2011 to 12/31/2011	$11.15868	$8.80869	2,616
01/01/2012 to 12/31/2012	$8.80869	$10.28504	3,295
01/01/2013 to 12/31/2013	$10.28504	$10.20593	18,822
01/01/2014 to 12/31/2014	$10.20593	$9.63174	22,153
01/01/2015 to 12/31/2015	$9.63174	$7.94129	23,602
01/01/2016 to 12/31/2016	$7.94129	$8.83470	26,731
01/01/2017 to 12/31/2017	$8.83470	$11.05480	36,278
01/01/2018 to 12/31/2018	$11.05480	$9.40746	33,283
01/01/2019 to 12/31/2019	$9.40746	$10.55768	26,904
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$10.43492	$11.15697	108,923
01/01/2011 to 12/31/2011	$11.15697	$11.15675	207,615
01/01/2012 to 12/31/2012	$11.15675	$12.19226	449,309
01/01/2013 to 12/31/2013	$12.19226	$13.18351	433,397
01/01/2014 to 12/31/2014	$13.18351	$13.80684	626,045
01/01/2015 to 12/31/2015	$13.80684	$13.68969	718,355
01/01/2016 to 12/31/2016	$13.68969	$14.30327	825,544
01/01/2017 to 12/31/2017	$14.30327	$15.59655	983,931
01/01/2018 to 12/31/2018	$15.59655	$15.00285	894,586
01/01/2019 to 12/31/2019	$15.00285	$17.04382	941,208

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$8.29398	$9.65573	34,201
01/01/2011 to 12/31/2011	$9.65573	$8.96603	49,820
01/01/2012 to 12/31/2012	$8.96603	$10.02421	61,112
01/01/2013 to 12/31/2013	$10.02421	$11.61472	94,352
01/01/2014 to 12/31/2014	$11.61472	$12.55744	195,413
01/01/2015 to 12/31/2015	$12.55744	$12.35696	264,830
01/01/2016 to 12/31/2016	$12.35696	$13.46983	281,928
01/01/2017 to 12/31/2017	$13.46983	$15.48350	579,941
01/01/2018 to 12/31/2018	$15.48350	$14.16509	601,960
01/01/2019 to 12/31/2019	$14.16509	$16.71458	563,955
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$7.87538	$8.64622	0
01/01/2011 to 12/31/2011	$8.64622	$8.85664	491
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,912
01/01/2013 to 12/31/2013	$10.41779	$13.65949	8,717
01/01/2014 to 12/31/2014	$13.65949	$15.85219	20,322
01/01/2015 to 12/31/2015	$15.85219	$16.17865	28,273
01/01/2016 to 12/31/2016	$16.17865	$18.39686	44,915
01/01/2017 to 12/31/2017	$18.39686	$22.26804	47,201
01/01/2018 to 12/31/2018	$22.26804	$20.23491	57,393
01/01/2019 to 12/31/2019	$20.23491	$24.93613	60,624
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	21,087
01/01/2013 to 12/31/2013	$10.01604	$12.13798	25,309
01/01/2014 to 12/31/2014	$12.13798	$12.79898	15,325
01/01/2015 to 12/31/2015	$12.79898	$12.69136	93,053
01/01/2016 to 12/31/2016	$12.69136	$13.36031	201,968
01/01/2017 to 12/31/2017	$13.36031	$15.63441	221,992
01/01/2018 to 12/31/2018	$15.63441	$14.46842	278,782
01/01/2019 to 12/31/2019	$14.46842	$17.36278	179,321
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$8.47880	$10.41905	2,949
01/01/2011 to 12/31/2011	$10.41905	$8.96343	2,264
01/01/2012 to 12/31/2012	$8.96343	$10.65604	9,161
01/01/2013 to 12/31/2013	$10.65604	$14.85632	15,705
01/01/2014 to 12/31/2014	$14.85632	$15.43593	19,852
01/01/2015 to 12/31/2015	$15.43593	$15.48715	29,778
01/01/2016 to 12/31/2016	$15.48715	$16.51462	32,216
01/01/2017 to 12/31/2017	$16.51462	$20.87920	46,248
01/01/2018 to 12/31/2018	$20.87920	$18.42985	62,800
01/01/2019 to 12/31/2019	$18.42985	$24.90454	65,318
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.44921	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	819
01/01/2012 to 12/31/2012	$11.82778	$13.13644	5,376
01/01/2013 to 12/31/2013	$13.13644	$17.58113	12,287
01/01/2014 to 12/31/2014	$17.58113	$18.07191	13,769
01/01/2015 to 12/31/2015	$18.07191	$18.03357	12,680
01/01/2016 to 12/31/2016	$18.03357	$20.01168	20,627
01/01/2017 to 12/31/2017	$20.01168	$24.55270	24,216
01/01/2018 to 12/31/2018	$24.55270	$22.26553	15,944
01/01/2019 to 12/31/2019	$22.26553	$28.68509	21,046

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.88037	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	680
01/01/2012 to 12/31/2012	$9.58913	$11.21832	7,416
01/01/2013 to 12/31/2013	$11.21832	$15.26149	17,249
01/01/2014 to 12/31/2014	$15.26149	$15.90635	18,760
01/01/2015 to 12/31/2015	$15.90635	$15.07015	20,694
01/01/2016 to 12/31/2016	$15.07015	$19.27868	20,881
01/01/2017 to 12/31/2017	$19.27868	$20.49063	31,112
01/01/2018 to 12/31/2018	$20.49063	$16.82275	44,188
01/01/2019 to 12/31/2019	$16.82275	$20.31714	38,704
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.76076	$10.52807	33,991
01/01/2011 to 12/31/2011	$10.52807	$10.63067	60,944
01/01/2012 to 12/31/2012	$10.63067	$11.94592	170,982
01/01/2013 to 12/31/2013	$11.94592	$13.81861	463,674
01/01/2014 to 12/31/2014	$13.81861	$14.48626	626,426
01/01/2015 to 12/31/2015	$14.48626	$14.34890	810,547
01/01/2016 to 12/31/2016	$14.34890	$15.27883	843,845
01/01/2017 to 12/31/2017	$15.27883	$17.45860	944,414
01/01/2018 to 12/31/2018	$17.45860	$16.36414	1,089,691
01/01/2019 to 12/31/2019	$16.36414	$19.57926	1,092,615
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95669	$11.20897	3,920
01/01/2011 to 12/31/2011	$11.20897	$10.91000	4,699
01/01/2012 to 12/31/2012	$10.91000	$12.70117	19,767
01/01/2013 to 12/31/2013	$12.70117	$18.11188	40,364
01/01/2014 to 12/31/2014	$18.11188	$19.42910	54,961
01/01/2015 to 12/31/2015	$19.42910	$21.08029	51,404
01/01/2016 to 12/31/2016	$21.08029	$21.43515	65,202
01/01/2017 to 12/31/2017	$21.43515	$29.26401	69,075
01/01/2018 to 12/31/2018	$29.26401	$30.09300	84,325
01/01/2019 to 12/31/2019	$30.09300	$38.20629	75,559
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.66254	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	4,250
01/01/2012 to 12/31/2012	$8.12903	$9.12709	14,114
01/01/2013 to 12/31/2013	$9.12709	$12.16608	25,451
01/01/2014 to 12/31/2014	$12.16608	$12.23327	30,161
01/01/2015 to 12/31/2015	$12.23327	$11.37778	29,175
01/01/2016 to 12/31/2016	$11.37778	$11.95569	29,680
01/01/2017 to 12/31/2017	$11.95569	$13.79697	56,686
01/01/2018 to 12/31/2018	$13.79697	$12.33326	110,849
01/01/2019 to 12/31/2019	$12.33326	$15.38238	310,299
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$10.37662	$12.17409	13,337
01/01/2011 to 12/31/2011	$12.17409	$10.25550	19,083
01/01/2012 to 12/31/2012	$10.25550	$10.52125	16,869
01/01/2013 to 12/31/2013	$10.52125	$12.01930	30,337
01/01/2014 to 12/31/2014	$12.01930	$10.90540	40,792
01/01/2015 to 12/31/2015	$10.90540	$8.71869	53,185
01/01/2016 to 12/31/2016	$8.71869	$10.75741	93,994
01/01/2017 to 12/31/2017	$10.75741	$11.74892	94,161
01/01/2018 to 12/31/2018	$11.74892	$9.69486	85,217
01/01/2019 to 12/31/2019	$9.69486	$11.21779	79,899

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$11.56742	$12.04612	11,386
01/01/2011 to 12/31/2011	$12.04612	$12.41886	12,041
01/01/2012 to 12/31/2012	$12.41886	$12.93840	11,281
01/01/2013 to 12/31/2013	$12.93840	$12.32953	16,494
01/01/2014 to 12/31/2014	$12.32953	$12.27550	29,219
01/01/2015 to 12/31/2015	$12.27550	$11.59268	53,393
01/01/2016 to 12/31/2016	$11.59268	$11.97824	55,376
01/01/2017 to 12/31/2017	$11.97824	$12.10197	88,441
01/01/2018 to 12/31/2018	$12.10197	$12.22110	85,984
01/01/2019 to 12/31/2019	$12.22110	$12.29422	87,762
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.98190	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	972
01/01/2012 to 12/31/2012	$9.96483	$11.68256	7,983
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,233
01/01/2014 to 12/31/2014	$15.31633	$17.43481	8,434
01/01/2015 to 12/31/2015	$17.43481	$16.12146	25,811
01/01/2016 to 12/31/2016	$16.12146	$18.19606	25,555
01/01/2017 to 12/31/2017	$18.19606	$21.35480	27,034
01/01/2018 to 12/31/2018	$21.35480	$17.64836	28,454
01/01/2019 to 12/31/2019	$17.64836	$20.81892	25,271
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.80618	$8.70580	20,325
01/01/2012 to 12/31/2012	$8.70580	$9.56832	21,025
01/01/2013 to 12/31/2013	$9.56832	$11.41596	32,813
01/01/2014 to 12/31/2014	$11.41596	$11.92516	51,705
01/01/2015 to 12/31/2015	$11.92516	$11.73237	76,182
01/01/2016 to 12/31/2016	$11.73237	$12.37437	94,590
01/01/2017 to 12/31/2017	$12.37437	$13.91758	107,900
01/01/2018 to 12/31/2018	$13.91758	$13.09050	100,403
01/01/2019 to 12/31/2019	$13.09050	$15.62487	109,062
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$10.54632	$11.05727	3,593
01/01/2011 to 12/31/2011	$11.05727	$11.60740	6,542
01/01/2012 to 12/31/2012	$11.60740	$12.39484	37,608
01/01/2013 to 12/31/2013	$12.39484	$12.08896	36,684
01/01/2014 to 12/31/2014	$12.08896	$12.83064	48,572
01/01/2015 to 12/31/2015	$12.83064	$12.86080	60,874
01/01/2016 to 12/31/2016	$12.86080	$13.38950	106,795
01/01/2017 to 12/31/2017	$13.38950	$14.09350	107,980
01/01/2018 to 12/31/2018	$14.09350	$13.63727	340,141
01/01/2019 to 12/31/2019	$13.63727	$15.16307	292,253
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV - Cliff M&E (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$13.53818	$14.32556	24,263,578
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	$17.42607	$19.07073	42,277,636
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	$14.49792	$15.67908	25,153,343
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$16.57019	$17.91403	34,101,549
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	$12.67839	$13.53080	15,502,834
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	$9.73992	$9.91609	2,039,541
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	$11.25420	$11.85658	18,047,283
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$18.06004	$19.67149	47,901,027
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	$17.06884	$19.56111	1,230,387
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	$17.32485	$18.91609	573,035
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	$21.58483	$24.51733	1,287,047
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	$15.18761	$16.56641	22,377,930
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	$13.59072	$14.53093	14,143,470
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$22.27429	$23.90516	1,797,566
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	$8.74712	$8.74054	1,703,965
AST High Yield Portfolio
03/19/2019 to 12/31/2019	$15.17565	$16.13509	1,668,981
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.82196	$23.79572	1,345,823
AST International Growth Portfolio
03/19/2019 to 12/31/2019	$15.41545	$17.54167	1,166,144
AST International Value Portfolio
03/19/2019 to 12/31/2019	$12.33608	$13.21797	1,004,367
AST Investment Grade Bond Portfolio
03/19/2019 to 12/31/2019	$13.22658	$14.11864	12,509,050
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	$16.21669	$17.57027	17,542,648
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	$13.06775	$14.62997	2,435,459
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	$14.02184	$14.93307	10,126,259
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$27.69544	$30.98873	1,071,909
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$28.64906	$32.30614	1,811,137

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	$20.26291	$22.67027	2,459,456
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$13.95661	$15.46538	4,266,304
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	$27.87658	$32.46495	879,233
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$18.21378	$20.58742	1,312,121
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$23.13184	$25.44449	3,189,278
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.97806	$22.95158	2,041,566
AST Parametric Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$10.07877	$10.37566	3,223,652
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$14.26017	$15.20591	25,646,358
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	$10.98522	$11.64706	3,562,431
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$17.43049	$18.71306	92,737,612
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	$26.93956	$29.50389	1,260,546
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	$15.00472	$16.31266	5,710,779
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$24.72086	$27.29708	850,294
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$26.69521	$28.18087	1,473,214
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.03253	$21.24564	799,223
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.10246	$18.67952	75,453,763
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$32.43050	$35.65861	4,067,899
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$16.80303	$18.68276	4,985,255
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	$9.69701	$9.93334	2,930,724
AST Templeton Global Bond Portfolio
03/19/2019 to 12/31/2019	$10.23067	$9.88552	1,708,579
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.57309	$21.57673	663,061
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	$13.70864	$14.96871	12,086,271
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	$12.46837	$13.39734	13,285,457
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96784	$10.81229	2,034,566
01/01/2011 to 12/31/2011	$10.81229	$10.34079	3,415,308
01/01/2012 to 12/31/2012	$10.34079	$11.43628	5,002,430
01/01/2013 to 12/31/2013	$11.43628	$12.35682	5,015,947
01/01/2014 to 12/31/2014	$12.35682	$12.60414	4,155,539
01/01/2015 to 12/31/2015	$12.60414	$11.98495	3,206,427
01/01/2016 to 12/31/2016	$11.98495	$12.52164	2,795,836
01/01/2017 to 12/31/2017	$12.52164	$13.85145	2,684,933
01/01/2018 to 12/31/2018	$13.85145	$12.50067	1,939,169
01/01/2019 to 12/31/2019	$12.50067	$14.25380	1,496,373
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97853	$10.91830	1,747,701
01/01/2011 to 12/31/2011	$10.91830	$10.73950	2,675,653
01/01/2012 to 12/31/2012	$10.73950	$11.99147	4,705,236
01/01/2013 to 12/31/2013	$11.99147	$13.73227	5,447,529
01/01/2014 to 12/31/2014	$13.73227	$14.31600	4,947,999
01/01/2015 to 12/31/2015	$14.31600	$14.17844	4,465,391
01/01/2016 to 12/31/2016	$14.17844	$14.92088	4,140,331
01/01/2017 to 12/31/2017	$14.92088	$17.14202	3,837,230
01/01/2018 to 12/31/2018	$17.14202	$15.84907	3,415,378
01/01/2019 to 12/31/2019	$15.84907	$18.97557	2,180,569
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98761	$10.80442	1,168,843
01/01/2011 to 12/31/2011	$10.80442	$10.42280	2,001,044
01/01/2012 to 12/31/2012	$10.42280	$11.29307	3,506,904
01/01/2013 to 12/31/2013	$11.29307	$12.47561	3,726,844
01/01/2014 to 12/31/2014	$12.47561	$12.88732	3,338,252
01/01/2015 to 12/31/2015	$12.88732	$12.64079	3,447,851
01/01/2016 to 12/31/2016	$12.64079	$13.01812	3,052,478
01/01/2017 to 12/31/2017	$13.01812	$14.86723	2,838,207
01/01/2018 to 12/31/2018	$14.86723	$13.45138	2,405,597
01/01/2019 to 12/31/2019	$13.45138	$15.60114	1,728,517
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99855	$10.08662	96
01/01/2014 to 12/31/2014	$10.08662	$9.60035	2,902
01/01/2015 to 12/31/2015	$9.60035	$7.96783	207
01/01/2016 to 12/31/2016	$7.96783	$8.87524	0
01/01/2017 to 12/31/2017	$8.87524	$11.76814	5,862
01/01/2018 to 12/31/2018	$11.76814	$9.36950	3,989
01/01/2019 to 12/31/2019	$9.36950	$10.84459	1,809
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99855	$11.62919	0
01/01/2014 to 12/31/2014	$11.62919	$12.93054	0
01/01/2015 to 12/31/2015	$12.93054	$12.92367	0
01/01/2016 to 12/31/2016	$12.92367	$14.05695	616
01/01/2017 to 12/31/2017	$14.05695	$16.86894	2,660
01/01/2018 to 12/31/2018	$16.86894	$15.22412	573
01/01/2019 to 12/31/2019	$15.22412	$18.33502	285

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98880	$10.77058	2,033,167
01/01/2011 to 12/31/2011	$10.77058	$10.45375	3,325,286
01/01/2012 to 12/31/2012	$10.45375	$11.55181	5,337,139
01/01/2013 to 12/31/2013	$11.55181	$13.35262	5,865,753
01/01/2014 to 12/31/2014	$13.35262	$13.97452	5,734,345
01/01/2015 to 12/31/2015	$13.97452	$13.79539	5,272,360
01/01/2016 to 12/31/2016	$13.79539	$14.40810	4,738,751
01/01/2017 to 12/31/2017	$14.40810	$16.26680	4,428,857
01/01/2018 to 12/31/2018	$16.26680	$15.19203	4,051,399
01/01/2019 to 12/31/2019	$15.19203	$17.82447	2,666,491
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99855	$9.16071	544,211
01/01/2012 to 12/31/2012	$9.16071	$10.07084	1,471,054
01/01/2013 to 12/31/2013	$10.07084	$10.96850	1,685,323
01/01/2014 to 12/31/2014	$10.96850	$11.30407	1,543,963
01/01/2015 to 12/31/2015	$11.30407	$10.77295	1,371,318
01/01/2016 to 12/31/2016	$10.77295	$11.32163	1,224,186
01/01/2017 to 12/31/2017	$11.32163	$12.52694	1,147,323
01/01/2018 to 12/31/2018	$12.52694	$11.65698	984,769
01/01/2019 to 12/31/2019	$11.65698	$13.47108	841,025
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00797	$10.09850	364,406
01/01/2011 to 12/31/2011	$10.09850	$10.14512	1,041,349
01/01/2012 to 12/31/2012	$10.14512	$10.43537	963,105
01/01/2013 to 12/31/2013	$10.43537	$10.02994	647,894
01/01/2014 to 12/31/2014	$10.02994	$9.84500	426,132
01/01/2015 to 12/31/2015	$9.84500	$9.71957	321,980
01/01/2016 to 12/31/2016	$9.71957	$9.70619	292,982
01/01/2017 to 12/31/2017	$9.70619	$9.69948	263,707
01/01/2018 to 12/31/2018	$9.69948	$9.59985	227,593
01/01/2019 to 12/31/2019	$9.59985	$9.86761	231,139
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00690	$10.37151	2,514,210
01/01/2011 to 12/31/2011	$10.37151	$10.51419	3,476,727
01/01/2012 to 12/31/2012	$10.51419	$11.29299	5,390,801
01/01/2013 to 12/31/2013	$11.29299	$10.89150	4,324,293
01/01/2014 to 12/31/2014	$10.89150	$11.15372	3,570,321
01/01/2015 to 12/31/2015	$11.15372	$10.72757	2,627,615
01/01/2016 to 12/31/2016	$10.72757	$10.98592	2,380,474
01/01/2017 to 12/31/2017	$10.98592	$11.26500	2,211,212
01/01/2018 to 12/31/2018	$11.26500	$10.99380	1,751,588
01/01/2019 to 12/31/2019	$10.99380	$11.79787	1,129,531
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97772	$10.85132	1,937,824
01/01/2011 to 12/31/2011	$10.85132	$10.40307	2,495,805
01/01/2012 to 12/31/2012	$10.40307	$11.62338	4,367,354
01/01/2013 to 12/31/2013	$11.62338	$14.01007	5,521,734
01/01/2014 to 12/31/2014	$14.01007	$14.72777	5,769,060
01/01/2015 to 12/31/2015	$14.72777	$14.54716	5,730,204
01/01/2016 to 12/31/2016	$14.54716	$15.27026	5,393,835
01/01/2017 to 12/31/2017	$15.27026	$17.68776	5,424,782
01/01/2018 to 12/31/2018	$17.68776	$16.29611	4,987,588
01/01/2019 to 12/31/2019	$16.29611	$19.57305	3,074,849

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99855	$11.65291	57,545
01/01/2014 to 12/31/2014	$11.65291	$13.00714	104,813
01/01/2015 to 12/31/2015	$13.00714	$12.32303	90,027
01/01/2016 to 12/31/2016	$12.32303	$13.91121	151,678
01/01/2017 to 12/31/2017	$13.91121	$16.18384	140,022
01/01/2018 to 12/31/2018	$16.18384	$15.14147	119,115
01/01/2019 to 12/31/2019	$15.14147	$19.49291	99,865
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97022	$11.56479	36,396
01/01/2011 to 12/31/2011	$11.56479	$10.79005	34,529
01/01/2012 to 12/31/2012	$10.79005	$13.44257	91,175
01/01/2013 to 12/31/2013	$13.44257	$13.78162	134,469
01/01/2014 to 12/31/2014	$13.78162	$15.42574	117,877
01/01/2015 to 12/31/2015	$15.42574	$15.14226	99,995
01/01/2016 to 12/31/2016	$15.14226	$15.01105	91,146
01/01/2017 to 12/31/2017	$15.01105	$16.35469	88,598
01/01/2018 to 12/31/2018	$16.35469	$15.31028	67,083
01/01/2019 to 12/31/2019	$15.31028	$18.82201	51,963
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95994	$11.80558	89,137
01/01/2011 to 12/31/2011	$11.80558	$12.36368	137,541
01/01/2012 to 12/31/2012	$12.36368	$14.01142	281,001
01/01/2013 to 12/31/2013	$14.01142	$14.19752	289,721
01/01/2014 to 12/31/2014	$14.19752	$18.26133	266,736
01/01/2015 to 12/31/2015	$18.26133	$18.81082	228,310
01/01/2016 to 12/31/2016	$18.81082	$19.37222	215,475
01/01/2017 to 12/31/2017	$19.37222	$20.22280	175,672
01/01/2018 to 12/31/2018	$20.22280	$18.92236	136,937
01/01/2019 to 12/31/2019	$18.92236	$24.39477	87,498
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97603	$11.03356	1,145,809
01/01/2011 to 12/31/2011	$11.03356	$10.67767	1,795,727
01/01/2012 to 12/31/2012	$10.67767	$11.60637	3,227,182
01/01/2013 to 12/31/2013	$11.60637	$13.08645	3,531,544
01/01/2014 to 12/31/2014	$13.08645	$13.26266	3,175,892
01/01/2015 to 12/31/2015	$13.26266	$13.15963	2,914,450
01/01/2016 to 12/31/2016	$13.15963	$13.47991	2,664,482
01/01/2017 to 12/31/2017	$13.47991	$15.42626	2,461,455
01/01/2018 to 12/31/2018	$15.42626	$13.98110	2,100,059
01/01/2019 to 12/31/2019	$13.98110	$16.48383	1,478,160
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98829	$10.72009	979,508
01/01/2011 to 12/31/2011	$10.72009	$10.47940	1,929,435
01/01/2012 to 12/31/2012	$10.47940	$11.33878	3,265,139
01/01/2013 to 12/31/2013	$11.33878	$12.23442	3,000,048
01/01/2014 to 12/31/2014	$12.23442	$12.50612	2,676,120
01/01/2015 to 12/31/2015	$12.50612	$12.17554	2,157,612
01/01/2016 to 12/31/2016	$12.17554	$12.59168	1,973,796
01/01/2017 to 12/31/2017	$12.59168	$13.89158	2,004,654
01/01/2018 to 12/31/2018	$13.89158	$12.68395	1,369,121
01/01/2019 to 12/31/2019	$12.68395	$14.45862	1,130,915

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96518	$11.51063	119,251
01/01/2011 to 12/31/2011	$11.51063	$11.45679	146,574
01/01/2012 to 12/31/2012	$11.45679	$13.02209	257,157
01/01/2013 to 12/31/2013	$13.02209	$17.76015	305,528
01/01/2014 to 12/31/2014	$17.76015	$18.70544	266,535
01/01/2015 to 12/31/2015	$18.70544	$17.36832	235,808
01/01/2016 to 12/31/2016	$17.36832	$21.21391	214,557
01/01/2017 to 12/31/2017	$21.21391	$23.38408	198,179
01/01/2018 to 12/31/2018	$23.38408	$19.74150	167,802
01/01/2019 to 12/31/2019	$19.74150	$23.78663	99,953
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99855	$9.86040	369,181
01/01/2011 to 12/31/2011	$9.86040	$9.69018	918,392
01/01/2012 to 12/31/2012	$9.69018	$9.52120	706,438
01/01/2013 to 12/31/2013	$9.52120	$9.35451	710,055
01/01/2014 to 12/31/2014	$9.35451	$9.19061	623,815
01/01/2015 to 12/31/2015	$9.19061	$9.02990	500,257
01/01/2016 to 12/31/2016	$9.02990	$8.87249	579,264
01/01/2017 to 12/31/2017	$8.87249	$8.74727	328,761
01/01/2018 to 12/31/2018	$8.74727	$8.70509	206,155
01/01/2019 to 12/31/2019	$8.70509	$8.69732	160,004
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98452	$10.78171	196,903
01/01/2011 to 12/31/2011	$10.78171	$10.92947	365,275
01/01/2012 to 12/31/2012	$10.92947	$12.22775	719,768
01/01/2013 to 12/31/2013	$12.22775	$12.87634	587,567
01/01/2014 to 12/31/2014	$12.87634	$12.97458	434,396
01/01/2015 to 12/31/2015	$12.97458	$12.29330	278,771
01/01/2016 to 12/31/2016	$12.29330	$13.93812	336,276
01/01/2017 to 12/31/2017	$13.93812	$14.71809	280,487
01/01/2018 to 12/31/2018	$14.71809	$14.17190	203,534
01/01/2019 to 12/31/2019	$14.17190	$16.05428	129,105
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99054	$10.63757	67,867
01/01/2011 to 12/31/2011	$10.63757	$10.01439	102,771
01/01/2012 to 12/31/2012	$10.01439	$11.50030	156,839
01/01/2013 to 12/31/2013	$11.50030	$15.80305	241,251
01/01/2014 to 12/31/2014	$15.80305	$17.66086	256,348
01/01/2015 to 12/31/2015	$17.66086	$15.99209	243,211
01/01/2016 to 12/31/2016	$15.99209	$18.83748	214,434
01/01/2017 to 12/31/2017	$18.83748	$22.06105	202,093
01/01/2018 to 12/31/2018	$22.06105	$18.60561	176,376
01/01/2019 to 12/31/2019	$18.60561	$23.67693	121,245
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92938	$11.27694	65,902
01/01/2011 to 12/31/2011	$11.27694	$9.64782	66,069
01/01/2012 to 12/31/2012	$9.64782	$11.40938	95,929
01/01/2013 to 12/31/2013	$11.40938	$13.34589	109,928
01/01/2014 to 12/31/2014	$13.34589	$12.38793	150,198
01/01/2015 to 12/31/2015	$12.38793	$12.55430	169,791
01/01/2016 to 12/31/2016	$12.55430	$11.86891	162,484
01/01/2017 to 12/31/2017	$11.86891	$15.79310	172,746
01/01/2018 to 12/31/2018	$15.79310	$13.44685	146,661
01/01/2019 to 12/31/2019	$13.44685	$17.45393	78,586

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92925	$10.81483	135,925
01/01/2011 to 12/31/2011	$10.81483	$9.29226	116,371
01/01/2012 to 12/31/2012	$9.29226	$10.65209	214,100
01/01/2013 to 12/31/2013	$10.65209	$12.50310	189,237
01/01/2014 to 12/31/2014	$12.50310	$11.46080	192,067
01/01/2015 to 12/31/2015	$11.46080	$11.35223	204,109
01/01/2016 to 12/31/2016	$11.35223	$11.21869	206,298
01/01/2017 to 12/31/2017	$11.21869	$13.53755	233,341
01/01/2018 to 12/31/2018	$13.53755	$11.15331	196,279
01/01/2019 to 12/31/2019	$11.15331	$13.15227	107,884
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00678	$10.61892	2,171
01/01/2011 to 12/31/2011	$10.61892	$11.73180	10,979,505
01/01/2012 to 12/31/2012	$11.73180	$12.60988	4,284,819
01/01/2013 to 12/31/2013	$12.60988	$11.99498	1,002,632
01/01/2014 to 12/31/2014	$11.99498	$12.57818	1,117,538
01/01/2015 to 12/31/2015	$12.57818	$12.50301	3,767,144
01/01/2016 to 12/31/2016	$12.50301	$12.80120	3,912,112
01/01/2017 to 12/31/2017	$12.80120	$13.12019	1,660,264
01/01/2018 to 12/31/2018	$13.12019	$12.85499	7,096,313
01/01/2019 to 12/31/2019	$12.85499	$14.04850	696,434
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97679	$10.89130	425,193
01/01/2011 to 12/31/2011	$10.89130	$10.64008	1,155,407
01/01/2012 to 12/31/2012	$10.64008	$11.87362	2,004,587
01/01/2013 to 12/31/2013	$11.87362	$13.56520	2,017,143
01/01/2014 to 12/31/2014	$13.56520	$14.17605	1,970,822
01/01/2015 to 12/31/2015	$14.17605	$13.78206	1,742,084
01/01/2016 to 12/31/2016	$13.78206	$14.24783	1,564,412
01/01/2017 to 12/31/2017	$14.24783	$16.37276	1,519,885
01/01/2018 to 12/31/2018	$16.37276	$14.89894	1,322,577
01/01/2019 to 12/31/2019	$14.89894	$17.48245	953,868
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92190	$10.57658	198,793
01/01/2011 to 12/31/2011	$10.57658	$9.44081	244,688
01/01/2012 to 12/31/2012	$9.44081	$11.30753	288,725
01/01/2013 to 12/31/2013	$11.30753	$12.81614	373,489
01/01/2014 to 12/31/2014	$12.81614	$11.79034	335,036
01/01/2015 to 12/31/2015	$11.79034	$11.26028	323,641
01/01/2016 to 12/31/2016	$11.26028	$11.27738	284,406
01/01/2017 to 12/31/2017	$11.27738	$14.36387	340,172
01/01/2018 to 12/31/2018	$14.36387	$11.64600	290,527
01/01/2019 to 12/31/2019	$11.64600	$14.55710	153,479
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.60650	1,003,418
01/01/2011 to 12/31/2011	$10.60650	$10.44555	1,733,593
01/01/2012 to 12/31/2012	$10.44555	$11.36262	2,933,322
01/01/2013 to 12/31/2013	$11.36262	$12.39541	3,003,870
01/01/2014 to 12/31/2014	$12.39541	$12.84217	2,556,658
01/01/2015 to 12/31/2015	$12.84217	$12.59437	2,155,723
01/01/2016 to 12/31/2016	$12.59437	$12.84941	1,928,251
01/01/2017 to 12/31/2017	$12.84941	$14.15798	1,780,251
01/01/2018 to 12/31/2018	$14.15798	$13.19587	1,410,717
01/01/2019 to 12/31/2019	$13.19587	$14.85907	971,081

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97140	$10.79575	57,130
01/01/2011 to 12/31/2011	$10.79575	$10.67737	71,563
01/01/2012 to 12/31/2012	$10.67737	$12.08337	188,606
01/01/2013 to 12/31/2013	$12.08337	$16.20460	190,013
01/01/2014 to 12/31/2014	$16.20460	$17.43420	154,498
01/01/2015 to 12/31/2015	$17.43420	$18.95058	174,226
01/01/2016 to 12/31/2016	$18.95058	$18.34697	140,860
01/01/2017 to 12/31/2017	$18.34697	$24.48575	123,575
01/01/2018 to 12/31/2018	$24.48575	$23.66738	92,759
01/01/2019 to 12/31/2019	$23.66738	$30.83442	59,867
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99855	$9.94073	0
01/01/2015 to 12/31/2015	$9.94073	$9.67849	0
01/01/2016 to 12/31/2016	$9.67849	$10.35756	487
01/01/2017 to 12/31/2017	$10.35756	$11.66317	478
01/01/2018 to 12/31/2018	$11.66317	$10.75107	444
01/01/2019 to 12/31/2019	$10.75107	$12.49091	411
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99265	$11.32577	121,113
01/01/2011 to 12/31/2011	$11.32577	$11.02625	147,682
01/01/2012 to 12/31/2012	$11.02625	$12.16189	269,618
01/01/2013 to 12/31/2013	$12.16189	$16.32387	249,730
01/01/2014 to 12/31/2014	$16.32387	$17.73664	340,233
01/01/2015 to 12/31/2015	$17.73664	$19.18145	283,339
01/01/2016 to 12/31/2016	$19.18145	$19.89744	314,859
01/01/2017 to 12/31/2017	$19.89744	$25.99973	233,028
01/01/2018 to 12/31/2018	$25.99973	$24.85560	184,980
01/01/2019 to 12/31/2019	$24.85560	$32.14511	125,075
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98768	$10.91439	101,607
01/01/2011 to 12/31/2011	$10.91439	$10.38774	225,790
01/01/2012 to 12/31/2012	$10.38774	$12.56100	234,961
01/01/2013 to 12/31/2013	$12.56100	$15.75160	317,306
01/01/2014 to 12/31/2014	$15.75160	$16.03772	370,332
01/01/2015 to 12/31/2015	$16.03772	$15.52614	402,888
01/01/2016 to 12/31/2016	$15.52614	$16.34003	334,044
01/01/2017 to 12/31/2017	$16.34003	$19.88229	340,477
01/01/2018 to 12/31/2018	$19.88229	$17.66651	281,673
01/01/2019 to 12/31/2019	$17.66651	$22.55722	165,805
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99855	$10.31667	322,327
01/01/2013 to 12/31/2013	$10.31667	$12.05335	537,107
01/01/2014 to 12/31/2014	$12.05335	$12.45104	515,309
01/01/2015 to 12/31/2015	$12.45104	$12.08130	488,937
01/01/2016 to 12/31/2016	$12.08130	$12.38336	410,516
01/01/2017 to 12/31/2017	$12.38336	$14.17395	380,489
01/01/2018 to 12/31/2018	$14.17395	$12.77230	307,551
01/01/2019 to 12/31/2019	$12.77230	$15.40523	245,279

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.88984	53,154
01/01/2011 to 12/31/2011	$10.88984	$10.63594	55,618
01/01/2012 to 12/31/2012	$10.63594	$12.23483	84,448
01/01/2013 to 12/31/2013	$12.23483	$16.43313	105,863
01/01/2014 to 12/31/2014	$16.43313	$17.55182	69,546
01/01/2015 to 12/31/2015	$17.55182	$18.49137	115,488
01/01/2016 to 12/31/2016	$18.49137	$18.51571	117,720
01/01/2017 to 12/31/2017	$18.51571	$23.77910	114,311
01/01/2018 to 12/31/2018	$23.77910	$23.86296	124,031
01/01/2019 to 12/31/2019	$23.86296	$32.30299	37,609
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99855	$10.19294	213
01/01/2013 to 12/31/2013	$10.19294	$13.47007	13,015
01/01/2014 to 12/31/2014	$13.47007	$14.58654	27,006
01/01/2015 to 12/31/2015	$14.58654	$14.22763	54,347
01/01/2016 to 12/31/2016	$14.22763	$15.85876	129,782
01/01/2017 to 12/31/2017	$15.85876	$18.28388	193,714
01/01/2018 to 12/31/2018	$18.28388	$16.13891	177,424
01/01/2019 to 12/31/2019	$16.13891	$20.50995	115,172
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01987	$11.43545	104,734
01/01/2011 to 12/31/2011	$11.43545	$10.90107	140,337
01/01/2012 to 12/31/2012	$10.90107	$12.81077	300,527
01/01/2013 to 12/31/2013	$12.81077	$16.63853	284,382
01/01/2014 to 12/31/2014	$16.63853	$18.23178	294,113
01/01/2015 to 12/31/2015	$18.23178	$16.89433	419,665
01/01/2016 to 12/31/2016	$16.89433	$16.87237	345,979
01/01/2017 to 12/31/2017	$16.87237	$21.06904	356,567
01/01/2018 to 12/31/2018	$21.06904	$19.79818	312,927
01/01/2019 to 12/31/2019	$19.79818	$25.31742	208,733
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99110	$11.25415	151,934
01/01/2011 to 12/31/2011	$11.25415	$10.78277	178,543
01/01/2012 to 12/31/2012	$10.78277	$12.40835	301,342
01/01/2013 to 12/31/2013	$12.40835	$17.31263	373,480
01/01/2014 to 12/31/2014	$17.31263	$19.43362	349,795
01/01/2015 to 12/31/2015	$19.43362	$18.01719	331,383
01/01/2016 to 12/31/2016	$18.01719	$20.92974	327,828
01/01/2017 to 12/31/2017	$20.92974	$23.40007	290,477
01/01/2018 to 12/31/2018	$23.40007	$19.20825	245,096
01/01/2019 to 12/31/2019	$19.20825	$22.83810	148,459
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93903	$11.69549	269,663
01/01/2011 to 12/31/2011	$11.69549	$9.16163	250,430
01/01/2012 to 12/31/2012	$9.16163	$10.61502	384,454
01/01/2013 to 12/31/2013	$10.61502	$10.45258	397,836
01/01/2014 to 12/31/2014	$10.45258	$9.78876	383,187
01/01/2015 to 12/31/2015	$9.78876	$8.00868	319,989
01/01/2016 to 12/31/2016	$8.00868	$8.84155	314,331
01/01/2017 to 12/31/2017	$8.84155	$10.97868	397,518
01/01/2018 to 12/31/2018	$10.97868	$9.27050	310,891
01/01/2019 to 12/31/2019	$9.27050	$10.32405	210,499

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98952	$10.61539	3,744,436
01/01/2011 to 12/31/2011	$10.61539	$10.53375	6,646,084
01/01/2012 to 12/31/2012	$10.53375	$11.42278	10,339,462
01/01/2013 to 12/31/2013	$11.42278	$12.25678	10,110,565
01/01/2014 to 12/31/2014	$12.25678	$12.73782	8,786,584
01/01/2015 to 12/31/2015	$12.73782	$12.53287	7,750,878
01/01/2016 to 12/31/2016	$12.53287	$12.99436	6,960,296
01/01/2017 to 12/31/2017	$12.99436	$14.06104	6,407,405
01/01/2018 to 12/31/2018	$14.06104	$13.42133	5,362,530
01/01/2019 to 12/31/2019	$13.42133	$15.13010	3,709,817
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01847	$10.06887	100,212
01/01/2012 to 12/31/2012	$10.06887	$10.59579	208,633
01/01/2013 to 12/31/2013	$10.59579	$10.16961	176,812
01/01/2014 to 12/31/2014	$10.16961	$10.59719	274,538
01/01/2015 to 12/31/2015	$10.59719	$10.38389	280,387
01/01/2016 to 12/31/2016	$10.38389	$10.63198	283,858
01/01/2017 to 12/31/2017	$10.63198	$11.03886	310,905
01/01/2018 to 12/31/2018	$11.03886	$10.75653	314,013
01/01/2019 to 12/31/2019	$10.75653	$11.59915	256,982
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96354	$11.52850	1,209,612
01/01/2011 to 12/31/2011	$11.52850	$10.62310	1,717,920
01/01/2012 to 12/31/2012	$10.62310	$11.78553	3,204,690
01/01/2013 to 12/31/2013	$11.78553	$13.55074	3,516,014
01/01/2014 to 12/31/2014	$13.55074	$14.53817	3,554,657
01/01/2015 to 12/31/2015	$14.53817	$14.19624	5,619,395
01/01/2016 to 12/31/2016	$14.19624	$15.35626	5,312,757
01/01/2017 to 12/31/2017	$15.35626	$17.51687	8,975,264
01/01/2018 to 12/31/2018	$17.51687	$15.90156	7,214,102
01/01/2019 to 12/31/2019	$15.90156	$18.61965	4,994,715
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99855	$11.66876	0
01/01/2014 to 12/31/2014	$11.66876	$13.21199	2,281
01/01/2015 to 12/31/2015	$13.21199	$13.18105	2,729
01/01/2016 to 12/31/2016	$13.18105	$14.35667	2,182
01/01/2017 to 12/31/2017	$14.35667	$17.12655	1,662
01/01/2018 to 12/31/2018	$17.12655	$15.62197	1,648
01/01/2019 to 12/31/2019	$15.62197	$19.21476	1,635
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.90996	60,019
01/01/2011 to 12/31/2011	$10.90996	$11.08995	49,984
01/01/2012 to 12/31/2012	$11.08995	$12.94442	121,310
01/01/2013 to 12/31/2013	$12.94442	$16.84217	124,656
01/01/2014 to 12/31/2014	$16.84217	$19.39582	145,116
01/01/2015 to 12/31/2015	$19.39582	$19.64317	117,288
01/01/2016 to 12/31/2016	$19.64317	$22.16553	122,577
01/01/2017 to 12/31/2017	$22.16553	$26.62467	123,436
01/01/2018 to 12/31/2018	$26.62467	$24.00701	89,324
01/01/2019 to 12/31/2019	$24.00701	$29.35759	55,781

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99855	$8.89388	81,397
01/01/2012 to 12/31/2012	$8.89388	$9.88784	225,311
01/01/2013 to 12/31/2013	$9.88784	$11.89068	251,674
01/01/2014 to 12/31/2014	$11.89068	$12.44210	226,973
01/01/2015 to 12/31/2015	$12.44210	$12.24277	227,996
01/01/2016 to 12/31/2016	$12.24277	$12.78960	159,110
01/01/2017 to 12/31/2017	$12.78960	$14.85220	152,586
01/01/2018 to 12/31/2018	$14.85220	$13.63837	125,595
01/01/2019 to 12/31/2019	$13.63837	$16.24103	110,338
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97188	$12.17884	50,866
01/01/2011 to 12/31/2011	$12.17884	$10.39703	84,930
01/01/2012 to 12/31/2012	$10.39703	$12.26529	145,448
01/01/2013 to 12/31/2013	$12.26529	$16.96880	140,258
01/01/2014 to 12/31/2014	$16.96880	$17.49567	153,150
01/01/2015 to 12/31/2015	$17.49567	$17.41891	125,577
01/01/2016 to 12/31/2016	$17.41891	$18.43243	116,676
01/01/2017 to 12/31/2017	$18.43243	$23.12569	104,159
01/01/2018 to 12/31/2018	$23.12569	$20.25518	86,588
01/01/2019 to 12/31/2019	$20.25518	$27.16113	54,747
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96093	$12.63958	70,518
01/01/2011 to 12/31/2011	$12.63958	$12.29711	148,712
01/01/2012 to 12/31/2012	$12.29711	$13.55270	133,514
01/01/2013 to 12/31/2013	$13.55270	$17.99922	165,117
01/01/2014 to 12/31/2014	$17.99922	$18.35966	145,310
01/01/2015 to 12/31/2015	$18.35966	$18.18004	165,769
01/01/2016 to 12/31/2016	$18.18004	$20.01978	129,945
01/01/2017 to 12/31/2017	$20.01978	$24.37473	142,421
01/01/2018 to 12/31/2018	$24.37473	$21.93341	136,210
01/01/2019 to 12/31/2019	$21.93341	$28.04041	79,327
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96436	$11.48713	63,043
01/01/2011 to 12/31/2011	$11.48713	$10.61184	70,466
01/01/2012 to 12/31/2012	$10.61184	$12.31926	97,146
01/01/2013 to 12/31/2013	$12.31926	$16.63069	100,378
01/01/2014 to 12/31/2014	$16.63069	$17.20048	119,389
01/01/2015 to 12/31/2015	$17.20048	$16.17115	79,095
01/01/2016 to 12/31/2016	$16.17115	$20.52886	107,911
01/01/2017 to 12/31/2017	$20.52886	$21.65241	98,469
01/01/2018 to 12/31/2018	$21.65241	$17.63918	75,795
01/01/2019 to 12/31/2019	$17.63918	$21.13965	58,800
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99224	$10.71167	2,123,199
01/01/2011 to 12/31/2011	$10.71167	$10.73326	3,748,039
01/01/2012 to 12/31/2012	$10.73326	$11.96839	7,227,720
01/01/2013 to 12/31/2013	$11.96839	$13.73841	8,349,846
01/01/2014 to 12/31/2014	$13.73841	$14.29175	8,077,357
01/01/2015 to 12/31/2015	$14.29175	$14.04753	9,231,724
01/01/2016 to 12/31/2016	$14.04753	$14.84347	8,410,072
01/01/2017 to 12/31/2017	$14.84347	$16.83142	7,924,737
01/01/2018 to 12/31/2018	$16.83142	$15.65438	6,803,350
01/01/2019 to 12/31/2019	$15.65438	$18.58642	4,986,008

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99855	$10.50266	0
01/01/2015 to 12/31/2015	$10.50266	$10.47362	4,914
01/01/2016 to 12/31/2016	$10.47362	$10.85152	2,511
01/01/2017 to 12/31/2017	$10.85152	$12.83758	4,317
01/01/2018 to 12/31/2018	$12.83758	$11.64846	3,647
01/01/2019 to 12/31/2019	$11.64846	$14.27440	3,523
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97113	$11.15658	153,892
01/01/2011 to 12/31/2011	$11.15658	$10.77586	244,099
01/01/2012 to 12/31/2012	$10.77586	$12.44852	496,155
01/01/2013 to 12/31/2013	$12.44852	$17.61549	551,490
01/01/2014 to 12/31/2014	$17.61549	$18.75163	575,574
01/01/2015 to 12/31/2015	$18.75163	$20.18904	593,412
01/01/2016 to 12/31/2016	$20.18904	$20.37179	500,146
01/01/2017 to 12/31/2017	$20.37179	$27.59955	483,988
01/01/2018 to 12/31/2018	$27.59955	$28.16236	425,123
01/01/2019 to 12/31/2019	$28.16236	$35.48074	249,481
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98616	$10.68707	44,748
01/01/2011 to 12/31/2011	$10.68707	$10.44865	127,344
01/01/2012 to 12/31/2012	$10.44865	$11.64133	234,459
01/01/2013 to 12/31/2013	$11.64133	$15.39843	201,938
01/01/2014 to 12/31/2014	$15.39843	$15.36465	209,870
01/01/2015 to 12/31/2015	$15.36465	$14.18031	176,080
01/01/2016 to 12/31/2016	$14.18031	$14.78659	165,669
01/01/2017 to 12/31/2017	$14.78659	$16.93333	148,296
01/01/2018 to 12/31/2018	$16.93333	$15.02002	138,061
01/01/2019 to 12/31/2019	$15.02002	$18.58965	263,994
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85980	$11.49684	233,930
01/01/2011 to 12/31/2011	$11.49684	$9.61076	389,530
01/01/2012 to 12/31/2012	$9.61076	$9.78378	611,075
01/01/2013 to 12/31/2013	$9.78378	$11.09103	495,845
01/01/2014 to 12/31/2014	$11.09103	$9.98573	425,430
01/01/2015 to 12/31/2015	$9.98573	$7.92203	360,887
01/01/2016 to 12/31/2016	$7.92203	$9.69968	352,254
01/01/2017 to 12/31/2017	$9.69968	$10.51259	308,220
01/01/2018 to 12/31/2018	$10.51259	$8.60772	228,215
01/01/2019 to 12/31/2019	$8.60772	$9.88347	179,226
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98023	$10.32968	130,433
01/01/2011 to 12/31/2011	$10.32968	$10.56776	306,148
01/01/2012 to 12/31/2012	$10.56776	$10.92516	418,349
01/01/2013 to 12/31/2013	$10.92516	$10.33107	391,625
01/01/2014 to 12/31/2014	$10.33107	$10.20677	339,827
01/01/2015 to 12/31/2015	$10.20677	$9.56505	306,785
01/01/2016 to 12/31/2016	$9.56505	$9.80746	271,131
01/01/2017 to 12/31/2017	$9.80746	$9.83298	279,445
01/01/2018 to 12/31/2018	$9.83298	$9.85305	207,096
01/01/2019 to 12/31/2019	$9.85305	$9.83595	150,093

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98881	$11.52183	54,932
01/01/2011 to 12/31/2011	$11.52183	$10.92973	53,639
01/01/2012 to 12/31/2012	$10.92973	$12.71518	127,486
01/01/2013 to 12/31/2013	$12.71518	$16.54223	123,370
01/01/2014 to 12/31/2014	$16.54223	$18.68576	114,312
01/01/2015 to 12/31/2015	$18.68576	$17.14548	103,157
01/01/2016 to 12/31/2016	$17.14548	$19.20369	85,511
01/01/2017 to 12/31/2017	$19.20369	$22.36493	80,933
01/01/2018 to 12/31/2018	$22.36493	$18.34033	61,833
01/01/2019 to 12/31/2019	$18.34033	$21.46927	45,890
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99855	$8.83142	276,533
01/01/2012 to 12/31/2012	$8.83142	$9.63179	899,614
01/01/2013 to 12/31/2013	$9.63179	$11.40350	2,311,361
01/01/2014 to 12/31/2014	$11.40350	$11.82063	2,509,620
01/01/2015 to 12/31/2015	$11.82063	$11.54028	2,069,104
01/01/2016 to 12/31/2016	$11.54028	$12.07860	1,781,435
01/01/2017 to 12/31/2017	$12.07860	$13.48095	1,677,018
01/01/2018 to 12/31/2018	$13.48095	$12.58187	968,826
01/01/2019 to 12/31/2019	$12.58187	$14.90249	797,271
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.41878	388,377
01/01/2011 to 12/31/2011	$10.41878	$10.85342	775,193
01/01/2012 to 12/31/2012	$10.85342	$11.50067	994,599
01/01/2013 to 12/31/2013	$11.50067	$11.13076	925,345
01/01/2014 to 12/31/2014	$11.13076	$11.72299	838,381
01/01/2015 to 12/31/2015	$11.72299	$11.66021	962,698
01/01/2016 to 12/31/2016	$11.66021	$12.04654	1,081,942
01/01/2017 to 12/31/2017	$12.04654	$12.58291	1,145,264
01/01/2018 to 12/31/2018	$12.58291	$12.08161	1,440,786
01/01/2019 to 12/31/2019	$12.08161	$13.33032	973,217
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99855	$10.38171	1,809
01/01/2013 to 12/31/2013	$10.38171	$9.37029	13,774
01/01/2014 to 12/31/2014	$9.37029	$9.33099	11,977
01/01/2015 to 12/31/2015	$9.33099	$8.88492	8,621
01/01/2016 to 12/31/2016	$8.88492	$9.65562	2,879
01/01/2017 to 12/31/2017	$9.65562	$10.36956	8,013
01/01/2018 to 12/31/2018	$10.36956	$9.50791	8,955
01/01/2019 to 12/31/2019	$9.50791	$10.72872	3,399
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	$9.90732	$8.80145	7,303
01/01/2019 to 12/31/2019	$8.80145	$10.58608	0
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	$9.91801	$9.38993	4,561
01/01/2019 to 12/31/2019	$9.38993	$12.09239	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II - Cliff M&E (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$13.29187	$14.04247	3,404,343
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	$17.10918	$18.69395	11,370,627
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	$14.23421	$15.36938	12,495,896
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$16.26892	$17.56017	11,711,949
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	$12.47595	$13.29333	5,277,807
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	$9.56254	$9.71997	246,933
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	$11.04961	$11.62229	478,743
AST Bond Portfolio 2019
03/19/2019 to 12/31/2019	$11.57495	$11.48569	0
AST Bond Portfolio 2020
03/19/2019 to 12/31/2019	$12.05516	$12.18363	2,346,305
AST Bond Portfolio 2021
03/19/2019 to 12/31/2019	$12.62921	$12.93078	1,811,355
AST Bond Portfolio 2022
03/19/2019 to 12/31/2019	$11.76093	$12.12452	339,834
AST Bond Portfolio 2023
03/19/2019 to 12/31/2019	$10.02217	$10.38676	71,383
AST Bond Portfolio 2024
03/19/2019 to 12/31/2019	$9.73740	$10.20371	287,557
AST Bond Portfolio 2025
03/19/2019 to 12/31/2019	$11.17485	$11.78307	465,189
AST Bond Portfolio 2026
03/19/2019 to 12/31/2019	$9.83221	$10.46638	1,961,427
AST Bond Portfolio 2027
03/19/2019 to 12/31/2019	$9.77831	$10.45627	1,132,859
AST Bond Portfolio 2028
03/19/2019 to 12/31/2019	$9.78510	$10.54486	529,203
AST Bond Portfolio 2029
03/19/2019 to 12/31/2019	$9.80794	$10.63309	897,133
AST Bond Portfolio 2030
03/19/2019 to 12/31/2019	$10.28782	$11.22275	374,528
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.73130	$19.28247	21,559,782
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	$16.85934	$19.29017	108,169
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	$17.00957	$18.54223	37,900
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	$21.19227	$24.03292	71,940
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	$14.91120	$16.23881	7,615,456
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	$13.34317	$14.24339	7,695,974

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.86958	$23.43332	95,131
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	$8.58809	$8.56794	363,846
AST High Yield Portfolio
03/19/2019 to 12/31/2019	$14.89903	$15.81572	159,757
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.42497	$23.32541	41,390
AST International Growth Portfolio
03/19/2019 to 12/31/2019	$15.13488	$17.19477	50,890
AST International Value Portfolio
03/19/2019 to 12/31/2019	$12.11177	$12.95687	44,730
AST Investment Grade Bond Portfolio
03/19/2019 to 12/31/2019	$10.43465	$11.12060	1,204,524
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	$15.92113	$17.22240	5,490,375
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	$12.83005	$14.34080	88,548
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	$13.76720	$14.63843	2,975,084
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$27.19155	$30.37627	63,018
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$28.12756	$31.66749	169,169
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	$19.89426	$22.22222	313,439
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$13.76198	$15.22538	2,860,246
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	$27.36953	$31.82341	53,837
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$17.97114	$20.28059	101,112
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$22.71067	$24.94126	333,857
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.57853	$22.49821	95,356
AST Parametric Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$9.89516	$10.17036	85,912
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$14.00085	$14.90552	9,074,114
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	$10.82155	$11.45521	123,825
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$17.11338	$18.34307	23,265,387
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	$26.44991	$28.92119	86,764
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	$14.76573	$16.02711	11,600,892
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$24.27069	$26.75703	36,850
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$26.20943	$27.62375	46,211
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$19.66835	$20.82601	34,416
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$16.79166	$18.31077	24,889,087

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$31.84013	$34.95341	230,901
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$16.49712	$18.31332	227,350
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	$9.52044	$9.73676	134,688
AST Templeton Global Bond Portfolio
03/19/2019 to 12/31/2019	$10.04436	$9.68993	83,890
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.19908	$21.15050	34,076
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	$13.49011	$14.70649	7,884,676
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	$12.24153	$13.13249	736,085
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5% and HAV - Cliff M&E (2.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$13.04892	$13.76372	5,933,869
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	$16.79690	$18.32330	9,574,242
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	$13.97416	$15.06437	7,138,166
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$15.97149	$17.21153	12,448,517
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	$12.27699	$13.06040	3,058,583
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	$9.38884	$9.52816	783,137
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	$10.84771	$11.39178	6,988,652
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.40790	$18.90043	11,422,717
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	$16.65171	$19.02192	329,787
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	$16.69927	$18.17468	216,706
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	$20.80560	$23.55652	360,918
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	$14.63896	$15.91673	6,020,964
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	$13.09978	$13.96110	3,702,800
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.47001	$22.96820	538,590
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	$8.43144	$8.39821	962,712
AST High Yield Portfolio
03/19/2019 to 12/31/2019	$14.62735	$15.50241	489,964
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.03410	$22.86306	355,128
AST International Growth Portfolio
03/19/2019 to 12/31/2019	$14.85845	$16.85372	343,094
AST International Value Portfolio
03/19/2019 to 12/31/2019	$11.89045	$12.69965	266,372
AST Investment Grade Bond Portfolio
03/19/2019 to 12/31/2019	$12.74895	$13.56524	12,569,169
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	$15.63093	$16.88134	3,677,106
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	$12.59608	$14.05673	796,199
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	$13.51589	$14.34816	3,639,783
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$26.69551	$29.77423	342,016
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$27.61389	$31.03918	500,603

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	$19.53114	$21.78151	564,922
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$13.56996	$14.98878	731,636
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	$26.87027	$31.19273	219,687
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$17.73088	$19.97742	252,229
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$22.29629	$24.44678	1,021,020
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.18520	$22.05268	547,806
AST Parametric Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$9.71474	$9.96887	995,878
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$13.74524	$14.60987	10,642,439
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	$10.65939	$11.26551	789,958
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$16.80110	$17.97954	22,346,922
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	$25.96728	$28.34790	302,555
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	$14.52988	$15.74582	0
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$23.82782	$26.22656	279,857
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$25.73063	$27.07555	392,565
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$19.30914	$20.41278	232,274
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$16.48468	$17.94723	18,199,247
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$31.25894	$34.26036	1,185,084
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$16.19592	$17.95016	1,254,044
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	$9.34662	$9.54372	1,193,807
AST Templeton Global Bond Portfolio
03/19/2019 to 12/31/2019	$9.86087	$9.49765	488,053
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$19.83049	$20.73121	220,177
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	$13.27458	$14.44827	2,080,429
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	$12.01779	$12.87172	3,826,800
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (2.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96751	$10.77691	146,600
01/01/2011 to 12/31/2011	$10.77691	$10.26518	209,819
01/01/2012 to 12/31/2012	$10.26518	$11.30635	288,890
01/01/2013 to 12/31/2013	$11.30635	$12.16672	252,283
01/01/2014 to 12/31/2014	$12.16672	$12.35971	214,155
01/01/2015 to 12/31/2015	$12.35971	$11.70468	161,235
01/01/2016 to 12/31/2016	$11.70468	$12.17929	146,039
01/01/2017 to 12/31/2017	$12.17929	$13.41803	143,222
01/01/2018 to 12/31/2018	$13.41803	$12.05997	102,267
01/01/2019 to 12/31/2019	$12.05997	$13.69535	93,863
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97819	$10.88255	140,731
01/01/2011 to 12/31/2011	$10.88255	$10.66087	236,931
01/01/2012 to 12/31/2012	$10.66087	$11.85511	356,225
01/01/2013 to 12/31/2013	$11.85511	$13.52094	380,142
01/01/2014 to 12/31/2014	$13.52094	$14.03839	349,115
01/01/2015 to 12/31/2015	$14.03839	$13.84685	271,817
01/01/2016 to 12/31/2016	$13.84685	$14.51275	243,398
01/01/2017 to 12/31/2017	$14.51275	$16.60538	216,905
01/01/2018 to 12/31/2018	$16.60538	$15.29005	192,906
01/01/2019 to 12/31/2019	$15.29005	$18.23183	124,226
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98727	$10.76898	80,242
01/01/2011 to 12/31/2011	$10.76898	$10.34642	139,582
01/01/2012 to 12/31/2012	$10.34642	$11.16466	176,240
01/01/2013 to 12/31/2013	$11.16466	$12.28361	151,788
01/01/2014 to 12/31/2014	$12.28361	$12.63732	143,252
01/01/2015 to 12/31/2015	$12.63732	$12.34513	112,492
01/01/2016 to 12/31/2016	$12.34513	$12.66201	109,162
01/01/2017 to 12/31/2017	$12.66201	$14.40192	110,421
01/01/2018 to 12/31/2018	$14.40192	$12.97700	85,110
01/01/2019 to 12/31/2019	$12.97700	$14.98980	63,791
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98847	$10.73529	64,924
01/01/2011 to 12/31/2011	$10.73529	$10.37714	144,911
01/01/2012 to 12/31/2012	$10.37714	$11.42035	191,466
01/01/2013 to 12/31/2013	$11.42035	$13.14696	207,911
01/01/2014 to 12/31/2014	$13.14696	$13.70336	203,031
01/01/2015 to 12/31/2015	$13.70336	$13.47257	204,817
01/01/2016 to 12/31/2016	$13.47257	$14.01393	175,462
01/01/2017 to 12/31/2017	$14.01393	$15.75760	153,966
01/01/2018 to 12/31/2018	$15.75760	$14.65624	135,420
01/01/2019 to 12/31/2019	$14.65624	$17.12583	86,928

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99821	$9.13559	56,266
01/01/2012 to 12/31/2012	$9.13559	$10.00229	88,036
01/01/2013 to 12/31/2013	$10.00229	$10.84949	103,932
01/01/2014 to 12/31/2014	$10.84949	$11.13593	111,043
01/01/2015 to 12/31/2015	$11.13593	$10.56951	100,484
01/01/2016 to 12/31/2016	$10.56951	$11.06264	89,020
01/01/2017 to 12/31/2017	$11.06264	$12.19072	74,894
01/01/2018 to 12/31/2018	$12.19072	$11.29756	65,287
01/01/2019 to 12/31/2019	$11.29756	$13.00270	58,171
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00764	$10.06524	5,427
01/01/2011 to 12/31/2011	$10.06524	$10.07064	29,632
01/01/2012 to 12/31/2012	$10.07064	$10.31656	70,743
01/01/2013 to 12/31/2013	$10.31656	$9.87539	44,007
01/01/2014 to 12/31/2014	$9.87539	$9.65361	32,331
01/01/2015 to 12/31/2015	$9.65361	$9.49166	14,250
01/01/2016 to 12/31/2016	$9.49166	$9.44051	14,144
01/01/2017 to 12/31/2017	$9.44051	$9.39580	14,549
01/01/2018 to 12/31/2018	$9.39580	$9.26127	13,018
01/01/2019 to 12/31/2019	$9.26127	$9.48106	6,606
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00656	$10.33749	99,262
01/01/2011 to 12/31/2011	$10.33749	$10.43711	171,685
01/01/2012 to 12/31/2012	$10.43711	$11.16439	246,398
01/01/2013 to 12/31/2013	$11.16439	$10.72367	283,304
01/01/2014 to 12/31/2014	$10.72367	$10.93718	162,291
01/01/2015 to 12/31/2015	$10.93718	$10.47646	162,413
01/01/2016 to 12/31/2016	$10.47646	$10.68518	152,831
01/01/2017 to 12/31/2017	$10.68518	$10.91214	139,906
01/01/2018 to 12/31/2018	$10.91214	$10.60572	101,379
01/01/2019 to 12/31/2019	$10.60572	$11.33512	72,014
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97738	$10.81582	64,519
01/01/2011 to 12/31/2011	$10.81582	$10.32683	116,165
01/01/2012 to 12/31/2012	$10.32683	$11.49108	160,338
01/01/2013 to 12/31/2013	$11.49108	$13.79435	201,356
01/01/2014 to 12/31/2014	$13.79435	$14.44190	227,218
01/01/2015 to 12/31/2015	$14.44190	$14.20676	214,062
01/01/2016 to 12/31/2016	$14.20676	$14.85242	195,907
01/01/2017 to 12/31/2017	$14.85242	$17.13419	195,400
01/01/2018 to 12/31/2018	$17.13419	$15.72146	191,976
01/01/2019 to 12/31/2019	$15.72146	$18.80596	134,239
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99821	$11.61237	0
01/01/2014 to 12/31/2014	$11.61237	$12.90918	357
01/01/2015 to 12/31/2015	$12.90918	$12.18049	0
01/01/2016 to 12/31/2016	$12.18049	$13.69453	12,237
01/01/2017 to 12/31/2017	$13.69453	$15.86715	13,198
01/01/2018 to 12/31/2018	$15.86715	$14.78437	5,823
01/01/2019 to 12/31/2019	$14.78437	$18.95576	4,975

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96989	$11.52688	2,286
01/01/2011 to 12/31/2011	$11.52688	$10.71105	1,832
01/01/2012 to 12/31/2012	$10.71105	$13.28970	4,336
01/01/2013 to 12/31/2013	$13.28970	$13.56937	2,996
01/01/2014 to 12/31/2014	$13.56937	$15.12643	2,002
01/01/2015 to 12/31/2015	$15.12643	$14.78798	1,733
01/01/2016 to 12/31/2016	$14.78798	$14.60045	1,418
01/01/2017 to 12/31/2017	$14.60045	$15.84272	1,464
01/01/2018 to 12/31/2018	$15.84272	$14.77024	1,379
01/01/2019 to 12/31/2019	$14.77024	$18.08412	1,038
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95960	$11.76700	5,365
01/01/2011 to 12/31/2011	$11.76700	$12.27331	15,056
01/01/2012 to 12/31/2012	$12.27331	$13.85220	26,071
01/01/2013 to 12/31/2013	$13.85220	$13.97911	25,228
01/01/2014 to 12/31/2014	$13.97911	$17.90735	18,282
01/01/2015 to 12/31/2015	$17.90735	$18.37116	29,350
01/01/2016 to 12/31/2016	$18.37116	$18.84280	34,305
01/01/2017 to 12/31/2017	$18.84280	$19.59045	24,577
01/01/2018 to 12/31/2018	$19.59045	$18.25558	20,777
01/01/2019 to 12/31/2019	$18.25558	$23.43955	12,564
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97569	$10.99750	66,641
01/01/2011 to 12/31/2011	$10.99750	$10.59953	113,782
01/01/2012 to 12/31/2012	$10.59953	$11.47432	199,811
01/01/2013 to 12/31/2013	$11.47432	$12.88499	197,700
01/01/2014 to 12/31/2014	$12.88499	$13.00531	152,724
01/01/2015 to 12/31/2015	$13.00531	$12.85179	125,480
01/01/2016 to 12/31/2016	$12.85179	$13.11093	103,879
01/01/2017 to 12/31/2017	$13.11093	$14.94320	88,461
01/01/2018 to 12/31/2018	$14.94320	$13.48781	70,119
01/01/2019 to 12/31/2019	$13.48781	$15.83746	48,377
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98796	$10.68489	67,518
01/01/2011 to 12/31/2011	$10.68489	$10.40258	121,125
01/01/2012 to 12/31/2012	$10.40258	$11.20961	180,004
01/01/2013 to 12/31/2013	$11.20961	$12.04591	185,230
01/01/2014 to 12/31/2014	$12.04591	$12.26323	161,137
01/01/2015 to 12/31/2015	$12.26323	$11.89052	117,188
01/01/2016 to 12/31/2016	$11.89052	$12.24703	97,441
01/01/2017 to 12/31/2017	$12.24703	$13.45657	94,875
01/01/2018 to 12/31/2018	$13.45657	$12.23654	72,200
01/01/2019 to 12/31/2019	$12.23654	$13.89193	68,451
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96484	$11.47291	3,472
01/01/2011 to 12/31/2011	$11.47291	$11.37278	8,702
01/01/2012 to 12/31/2012	$11.37278	$12.87387	14,998
01/01/2013 to 12/31/2013	$12.87387	$17.48643	18,371
01/01/2014 to 12/31/2014	$17.48643	$18.34207	19,668
01/01/2015 to 12/31/2015	$18.34207	$16.96158	19,295
01/01/2016 to 12/31/2016	$16.96158	$20.63316	15,650
01/01/2017 to 12/31/2017	$20.63316	$22.65158	16,199
01/01/2018 to 12/31/2018	$22.65158	$19.04482	13,616
01/01/2019 to 12/31/2019	$19.04482	$22.85373	11,413

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99822	$9.82805	8,911
01/01/2011 to 12/31/2011	$9.82805	$9.61919	59,176
01/01/2012 to 12/31/2012	$9.61919	$9.41308	49,856
01/01/2013 to 12/31/2013	$9.41308	$9.21068	26,267
01/01/2014 to 12/31/2014	$9.21068	$9.01260	26,889
01/01/2015 to 12/31/2015	$9.01260	$8.81875	20,464
01/01/2016 to 12/31/2016	$8.81875	$8.62972	27,298
01/01/2017 to 12/31/2017	$8.62972	$8.47354	5,978
01/01/2018 to 12/31/2018	$8.47354	$8.39821	5,439
01/01/2019 to 12/31/2019	$8.39821	$8.35674	3,537
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98419	$10.74637	3,019
01/01/2011 to 12/31/2011	$10.74637	$10.84929	13,561
01/01/2012 to 12/31/2012	$10.84929	$12.08858	24,805
01/01/2013 to 12/31/2013	$12.08858	$12.67807	25,137
01/01/2014 to 12/31/2014	$12.67807	$12.72290	22,599
01/01/2015 to 12/31/2015	$12.72290	$12.00573	10,845
01/01/2016 to 12/31/2016	$12.00573	$13.55690	19,794
01/01/2017 to 12/31/2017	$13.55690	$14.25737	11,422
01/01/2018 to 12/31/2018	$14.25737	$13.67210	7,976
01/01/2019 to 12/31/2019	$13.67210	$15.42508	7,288
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99020	$10.60265	6,329
01/01/2011 to 12/31/2011	$10.60265	$9.94093	6,860
01/01/2012 to 12/31/2012	$9.94093	$11.36943	14,064
01/01/2013 to 12/31/2013	$11.36943	$15.55961	24,428
01/01/2014 to 12/31/2014	$15.55961	$17.31807	22,773
01/01/2015 to 12/31/2015	$17.31807	$15.61779	35,884
01/01/2016 to 12/31/2016	$15.61779	$18.32198	35,897
01/01/2017 to 12/31/2017	$18.32198	$21.37030	37,724
01/01/2018 to 12/31/2018	$21.37030	$17.94921	24,201
01/01/2019 to 12/31/2019	$17.94921	$22.74864	14,365
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92904	$11.23996	6,483
01/01/2011 to 12/31/2011	$11.23996	$9.57716	6,196
01/01/2012 to 12/31/2012	$9.57716	$11.27953	7,687
01/01/2013 to 12/31/2013	$11.27953	$13.14034	7,748
01/01/2014 to 12/31/2014	$13.14034	$12.14739	5,681
01/01/2015 to 12/31/2015	$12.14739	$12.26035	10,423
01/01/2016 to 12/31/2016	$12.26035	$11.54411	12,662
01/01/2017 to 12/31/2017	$11.54411	$15.29858	11,971
01/01/2018 to 12/31/2018	$15.29858	$12.97234	8,796
01/01/2019 to 12/31/2019	$12.97234	$16.76961	6,253
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92891	$10.77933	2,146
01/01/2011 to 12/31/2011	$10.77933	$9.22411	17,693
01/01/2012 to 12/31/2012	$9.22411	$10.53073	5,334
01/01/2013 to 12/31/2013	$10.53073	$12.31033	19,232
01/01/2014 to 12/31/2014	$12.31033	$11.23806	14,100
01/01/2015 to 12/31/2015	$11.23806	$11.08635	30,385
01/01/2016 to 12/31/2016	$11.08635	$10.91151	35,523
01/01/2017 to 12/31/2017	$10.91151	$13.11345	30,202
01/01/2018 to 12/31/2018	$13.11345	$10.75955	27,411
01/01/2019 to 12/31/2019	$10.75955	$12.63625	18,264

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00644	$10.58415	0
01/01/2011 to 12/31/2011	$10.58415	$11.64591	680,879
01/01/2012 to 12/31/2012	$11.64591	$12.46651	311,677
01/01/2013 to 12/31/2013	$12.46651	$11.81025	98,036
01/01/2014 to 12/31/2014	$11.81025	$12.33407	107,352
01/01/2015 to 12/31/2015	$12.33407	$12.21051	304,318
01/01/2016 to 12/31/2016	$12.21051	$12.45101	328,024
01/01/2017 to 12/31/2017	$12.45101	$12.70944	174,809
01/01/2018 to 12/31/2018	$12.70944	$12.40161	577,336
01/01/2019 to 12/31/2019	$12.40161	$13.49785	87,926
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97645	$10.85561	36,384
01/01/2011 to 12/31/2011	$10.85561	$10.56202	51,682
01/01/2012 to 12/31/2012	$10.56202	$11.73841	65,232
01/01/2013 to 12/31/2013	$11.73841	$13.35620	82,656
01/01/2014 to 12/31/2014	$13.35620	$13.90077	110,840
01/01/2015 to 12/31/2015	$13.90077	$13.45952	70,089
01/01/2016 to 12/31/2016	$13.45952	$13.85792	63,815
01/01/2017 to 12/31/2017	$13.85792	$15.86011	58,553
01/01/2018 to 12/31/2018	$15.86011	$14.37343	47,116
01/01/2019 to 12/31/2019	$14.37343	$16.79713	38,943
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92157	$10.54174	3,073
01/01/2011 to 12/31/2011	$10.54174	$9.37150	12,588
01/01/2012 to 12/31/2012	$9.37150	$11.17875	19,722
01/01/2013 to 12/31/2013	$11.17875	$12.61883	21,078
01/01/2014 to 12/31/2014	$12.61883	$11.56154	13,283
01/01/2015 to 12/31/2015	$11.56154	$10.99675	22,543
01/01/2016 to 12/31/2016	$10.99675	$10.96881	22,616
01/01/2017 to 12/31/2017	$10.96881	$13.91438	17,750
01/01/2018 to 12/31/2018	$13.91438	$11.23537	16,838
01/01/2019 to 12/31/2019	$11.23537	$13.98681	11,601
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.57174	35,434
01/01/2011 to 12/31/2011	$10.57174	$10.36895	88,001
01/01/2012 to 12/31/2012	$10.36895	$11.23332	157,158
01/01/2013 to 12/31/2013	$11.23332	$12.20458	160,546
01/01/2014 to 12/31/2014	$12.20458	$12.59292	116,686
01/01/2015 to 12/31/2015	$12.59292	$12.29973	171,161
01/01/2016 to 12/31/2016	$12.29973	$12.49783	122,782
01/01/2017 to 12/31/2017	$12.49783	$13.71484	101,781
01/01/2018 to 12/31/2018	$13.71484	$12.73062	82,859
01/01/2019 to 12/31/2019	$12.73062	$14.27682	76,873
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97106	$10.76026	0
01/01/2011 to 12/31/2011	$10.76026	$10.59897	933
01/01/2012 to 12/31/2012	$10.59897	$11.94582	9,243
01/01/2013 to 12/31/2013	$11.94582	$15.95494	5,338
01/01/2014 to 12/31/2014	$15.95494	$17.09580	14,106
01/01/2015 to 12/31/2015	$17.09580	$18.50726	13,765
01/01/2016 to 12/31/2016	$18.50726	$17.84505	10,409
01/01/2017 to 12/31/2017	$17.84505	$23.71936	13,185
01/01/2018 to 12/31/2018	$23.71936	$22.83270	10,144
01/01/2019 to 12/31/2019	$22.83270	$29.62596	4,076

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99232	$11.28865	4,940
01/01/2011 to 12/31/2011	$11.28865	$10.94541	7,881
01/01/2012 to 12/31/2012	$10.94541	$12.02352	21,422
01/01/2013 to 12/31/2013	$12.02352	$16.07255	10,745
01/01/2014 to 12/31/2014	$16.07255	$17.39250	8,982
01/01/2015 to 12/31/2015	$17.39250	$18.73280	8,639
01/01/2016 to 12/31/2016	$18.73280	$19.35320	12,612
01/01/2017 to 12/31/2017	$19.35320	$25.18606	15,561
01/01/2018 to 12/31/2018	$25.18606	$23.97927	11,755
01/01/2019 to 12/31/2019	$23.97927	$30.88557	5,105
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98734	$10.87856	7,533
01/01/2011 to 12/31/2011	$10.87856	$10.31155	11,050
01/01/2012 to 12/31/2012	$10.31155	$12.41801	18,491
01/01/2013 to 12/31/2013	$12.41801	$15.50888	24,191
01/01/2014 to 12/31/2014	$15.50888	$15.72646	21,667
01/01/2015 to 12/31/2015	$15.72646	$15.16288	25,170
01/01/2016 to 12/31/2016	$15.16288	$15.89295	21,223
01/01/2017 to 12/31/2017	$15.89295	$19.25990	25,069
01/01/2018 to 12/31/2018	$19.25990	$17.04335	16,733
01/01/2019 to 12/31/2019	$17.04335	$21.67299	11,227
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99822	$10.28812	21,801
01/01/2013 to 12/31/2013	$10.28812	$11.97118	38,962
01/01/2014 to 12/31/2014	$11.97118	$12.31571	27,860
01/01/2015 to 12/31/2015	$12.31571	$11.90126	16,128
01/01/2016 to 12/31/2016	$11.90126	$12.14926	4,519
01/01/2017 to 12/31/2017	$12.14926	$13.84950	4,283
01/01/2018 to 12/31/2018	$13.84950	$12.42880	3,671
01/01/2019 to 12/31/2019	$12.42880	$14.92996	8,704
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.85427	0
01/01/2011 to 12/31/2011	$10.85427	$10.55815	1,033
01/01/2012 to 12/31/2012	$10.55815	$12.09583	2,537
01/01/2013 to 12/31/2013	$12.09583	$16.18042	3,175
01/01/2014 to 12/31/2014	$16.18042	$17.21163	5,885
01/01/2015 to 12/31/2015	$17.21163	$18.05908	3,541
01/01/2016 to 12/31/2016	$18.05908	$18.00947	12,918
01/01/2017 to 12/31/2017	$18.00947	$23.03522	6,535
01/01/2018 to 12/31/2018	$23.03522	$23.02189	5,103
01/01/2019 to 12/31/2019	$23.02189	$31.03763	4,268
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99822	$10.17752	0
01/01/2013 to 12/31/2013	$10.17752	$13.39500	1,740
01/01/2014 to 12/31/2014	$13.39500	$14.44620	0
01/01/2015 to 12/31/2015	$14.44620	$14.03334	113
01/01/2016 to 12/31/2016	$14.03334	$15.57875	5,764
01/01/2017 to 12/31/2017	$15.57875	$17.88822	1,923
01/01/2018 to 12/31/2018	$17.88822	$15.72498	1,680
01/01/2019 to 12/31/2019	$15.72498	$19.90261	424

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01954	$11.39805	1,141
01/01/2011 to 12/31/2011	$11.39805	$10.82130	4,027
01/01/2012 to 12/31/2012	$10.82130	$12.66509	9,260
01/01/2013 to 12/31/2013	$12.66509	$16.38245	10,402
01/01/2014 to 12/31/2014	$16.38245	$17.87799	8,894
01/01/2015 to 12/31/2015	$17.87799	$16.49901	31,716
01/01/2016 to 12/31/2016	$16.49901	$16.41064	22,790
01/01/2017 to 12/31/2017	$16.41064	$20.40932	21,035
01/01/2018 to 12/31/2018	$20.40932	$19.09976	17,325
01/01/2019 to 12/31/2019	$19.09976	$24.32494	7,590
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99077	$11.21717	4,546
01/01/2011 to 12/31/2011	$11.21717	$10.70359	11,880
01/01/2012 to 12/31/2012	$10.70359	$12.26702	17,653
01/01/2013 to 12/31/2013	$12.26702	$17.04575	22,312
01/01/2014 to 12/31/2014	$17.04575	$19.05619	21,700
01/01/2015 to 12/31/2015	$19.05619	$17.59543	30,935
01/01/2016 to 12/31/2016	$17.59543	$20.35683	27,330
01/01/2017 to 12/31/2017	$20.35683	$22.66722	27,931
01/01/2018 to 12/31/2018	$22.66722	$18.53043	24,770
01/01/2019 to 12/31/2019	$18.53043	$21.94253	14,181
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93869	$11.65729	14,546
01/01/2011 to 12/31/2011	$11.65729	$9.09457	21,050
01/01/2012 to 12/31/2012	$9.09457	$10.49422	31,436
01/01/2013 to 12/31/2013	$10.49422	$10.29148	29,756
01/01/2014 to 12/31/2014	$10.29148	$9.59859	19,376
01/01/2015 to 12/31/2015	$9.59859	$7.82112	16,927
01/01/2016 to 12/31/2016	$7.82112	$8.59942	16,054
01/01/2017 to 12/31/2017	$8.59942	$10.63475	18,931
01/01/2018 to 12/31/2018	$10.63475	$8.94325	15,970
01/01/2019 to 12/31/2019	$8.94325	$9.91914	13,566
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98918	$10.58066	199,856
01/01/2011 to 12/31/2011	$10.58066	$10.45671	390,341
01/01/2012 to 12/31/2012	$10.45671	$11.29302	513,412
01/01/2013 to 12/31/2013	$11.29302	$12.06818	389,835
01/01/2014 to 12/31/2014	$12.06818	$12.49073	330,232
01/01/2015 to 12/31/2015	$12.49073	$12.23976	284,999
01/01/2016 to 12/31/2016	$12.23976	$12.63896	239,306
01/01/2017 to 12/31/2017	$12.63896	$13.62084	226,420
01/01/2018 to 12/31/2018	$13.62084	$12.94796	185,725
01/01/2019 to 12/31/2019	$12.94796	$14.53711	118,596
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01813	$10.06185	815
01/01/2012 to 12/31/2012	$10.06185	$10.54515	34,556
01/01/2013 to 12/31/2013	$10.54515	$10.07983	7,157
01/01/2014 to 12/31/2014	$10.07983	$10.46093	5,742
01/01/2015 to 12/31/2015	$10.46093	$10.20855	11,503
01/01/2016 to 12/31/2016	$10.20855	$10.41006	15,243
01/01/2017 to 12/31/2017	$10.41006	$10.76453	25,238
01/01/2018 to 12/31/2018	$10.76453	$10.44621	19,278
01/01/2019 to 12/31/2019	$10.44621	$11.21880	12,486

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96321	$11.49069	90,824
01/01/2011 to 12/31/2011	$11.49069	$10.54529	174,945
01/01/2012 to 12/31/2012	$10.54529	$11.65139	224,696
01/01/2013 to 12/31/2013	$11.65139	$13.34208	223,723
01/01/2014 to 12/31/2014	$13.34208	$14.25597	239,384
01/01/2015 to 12/31/2015	$14.25597	$13.86404	336,136
01/01/2016 to 12/31/2016	$13.86404	$14.93617	311,428
01/01/2017 to 12/31/2017	$14.93617	$16.96853	519,821
01/01/2018 to 12/31/2018	$16.96853	$15.34067	386,374
01/01/2019 to 12/31/2019	$15.34067	$17.88974	280,258
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.87426	0
01/01/2011 to 12/31/2011	$10.87426	$11.00879	1,924
01/01/2012 to 12/31/2012	$11.00879	$12.79735	5,237
01/01/2013 to 12/31/2013	$12.79735	$16.58305	11,402
01/01/2014 to 12/31/2014	$16.58305	$19.01976	24,771
01/01/2015 to 12/31/2015	$19.01976	$19.18394	6,092
01/01/2016 to 12/31/2016	$19.18394	$21.55945	5,172
01/01/2017 to 12/31/2017	$21.55945	$25.79167	9,255
01/01/2018 to 12/31/2018	$25.79167	$23.16062	2,636
01/01/2019 to 12/31/2019	$23.16062	$28.20728	761
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99821	$8.86947	0
01/01/2012 to 12/31/2012	$8.86947	$9.82046	0
01/01/2013 to 12/31/2013	$9.82046	$11.76164	0
01/01/2014 to 12/31/2014	$11.76164	$12.25695	0
01/01/2015 to 12/31/2015	$12.25695	$12.01147	0
01/01/2016 to 12/31/2016	$12.01147	$12.49686	0
01/01/2017 to 12/31/2017	$12.49686	$14.45338	0
01/01/2018 to 12/31/2018	$14.45338	$13.21781	0
01/01/2019 to 12/31/2019	$13.21781	$15.67611	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97155	$12.13891	0
01/01/2011 to 12/31/2011	$12.13891	$10.32083	4,803
01/01/2012 to 12/31/2012	$10.32083	$12.12578	6,740
01/01/2013 to 12/31/2013	$12.12578	$16.70757	7,435
01/01/2014 to 12/31/2014	$16.70757	$17.15614	6,808
01/01/2015 to 12/31/2015	$17.15614	$17.01143	8,094
01/01/2016 to 12/31/2016	$17.01143	$17.92810	5,994
01/01/2017 to 12/31/2017	$17.92810	$22.40173	8,134
01/01/2018 to 12/31/2018	$22.40173	$19.54071	7,308
01/01/2019 to 12/31/2019	$19.54071	$26.09642	4,251
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96060	$12.59822	3,203
01/01/2011 to 12/31/2011	$12.59822	$12.20705	6,408
01/01/2012 to 12/31/2012	$12.20705	$13.39860	8,783
01/01/2013 to 12/31/2013	$13.39860	$17.72209	17,795
01/01/2014 to 12/31/2014	$17.72209	$18.00331	16,031
01/01/2015 to 12/31/2015	$18.00331	$17.75463	12,377
01/01/2016 to 12/31/2016	$17.75463	$19.47200	6,112
01/01/2017 to 12/31/2017	$19.47200	$23.61157	13,354
01/01/2018 to 12/31/2018	$23.61157	$21.15960	10,445
01/01/2019 to 12/31/2019	$21.15960	$26.94107	3,742

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96403	$11.44962	1,581
01/01/2011 to 12/31/2011	$11.44962	$10.53432	7,418
01/01/2012 to 12/31/2012	$10.53432	$12.17939	11,746
01/01/2013 to 12/31/2013	$12.17939	$16.37500	13,834
01/01/2014 to 12/31/2014	$16.37500	$16.86709	8,911
01/01/2015 to 12/31/2015	$16.86709	$15.79312	4,448
01/01/2016 to 12/31/2016	$15.79312	$19.96775	4,341
01/01/2017 to 12/31/2017	$19.96775	$20.97516	6,653
01/01/2018 to 12/31/2018	$20.97516	$17.01745	3,153
01/01/2019 to 12/31/2019	$17.01745	$20.31163	2,621
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99191	$10.67665	149,329
01/01/2011 to 12/31/2011	$10.67665	$10.65472	266,540
01/01/2012 to 12/31/2012	$10.65472	$11.83249	475,448
01/01/2013 to 12/31/2013	$11.83249	$13.52713	443,196
01/01/2014 to 12/31/2014	$13.52713	$14.01453	411,298
01/01/2015 to 12/31/2015	$14.01453	$13.71900	492,705
01/01/2016 to 12/31/2016	$13.71900	$14.43746	427,053
01/01/2017 to 12/31/2017	$14.43746	$16.30462	390,069
01/01/2018 to 12/31/2018	$16.30462	$15.10240	356,612
01/01/2019 to 12/31/2019	$15.10240	$17.85813	252,386
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97079	$11.12002	6,691
01/01/2011 to 12/31/2011	$11.12002	$10.69680	11,909
01/01/2012 to 12/31/2012	$10.69680	$12.30683	28,363
01/01/2013 to 12/31/2013	$12.30683	$17.34416	28,564
01/01/2014 to 12/31/2014	$17.34416	$18.38761	25,643
01/01/2015 to 12/31/2015	$18.38761	$19.71659	46,847
01/01/2016 to 12/31/2016	$19.71659	$19.81433	35,240
01/01/2017 to 12/31/2017	$19.81433	$26.73565	46,051
01/01/2018 to 12/31/2018	$26.73565	$27.16915	31,830
01/01/2019 to 12/31/2019	$27.16915	$34.09010	19,937
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98582	$10.65197	0
01/01/2011 to 12/31/2011	$10.65197	$10.37192	2,227
01/01/2012 to 12/31/2012	$10.37192	$11.50870	22,943
01/01/2013 to 12/31/2013	$11.50870	$15.16117	5,996
01/01/2014 to 12/31/2014	$15.16117	$15.06632	4,983
01/01/2015 to 12/31/2015	$15.06632	$13.84838	5,973
01/01/2016 to 12/31/2016	$13.84838	$14.38178	3,245
01/01/2017 to 12/31/2017	$14.38178	$16.40297	3,136
01/01/2018 to 12/31/2018	$16.40297	$14.49001	3,129
01/01/2019 to 12/31/2019	$14.49001	$17.86075	11,814
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85947	$11.45926	13,623
01/01/2011 to 12/31/2011	$11.45926	$9.54035	34,577
01/01/2012 to 12/31/2012	$9.54035	$9.67259	53,001
01/01/2013 to 12/31/2013	$9.67259	$10.92040	43,996
01/01/2014 to 12/31/2014	$10.92040	$9.79216	39,775
01/01/2015 to 12/31/2015	$9.79216	$7.73678	35,604
01/01/2016 to 12/31/2016	$7.73678	$9.43444	39,959
01/01/2017 to 12/31/2017	$9.43444	$10.18362	41,257
01/01/2018 to 12/31/2018	$10.18362	$8.30414	33,639
01/01/2019 to 12/31/2019	$8.30414	$9.49613	30,426

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97990	$10.29578	3,814
01/01/2011 to 12/31/2011	$10.29578	$10.49029	11,167
01/01/2012 to 12/31/2012	$10.49029	$10.80078	20,402
01/01/2013 to 12/31/2013	$10.80078	$10.17186	21,648
01/01/2014 to 12/31/2014	$10.17186	$10.00855	13,134
01/01/2015 to 12/31/2015	$10.00855	$9.34112	28,208
01/01/2016 to 12/31/2016	$9.34112	$9.53909	29,216
01/01/2017 to 12/31/2017	$9.53909	$9.52505	29,084
01/01/2018 to 12/31/2018	$9.52505	$9.50543	27,577
01/01/2019 to 12/31/2019	$9.50543	$9.45028	22,084
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98848	$11.48400	1,511
01/01/2011 to 12/31/2011	$11.48400	$10.84971	3,757
01/01/2012 to 12/31/2012	$10.84971	$12.57064	1,701
01/01/2013 to 12/31/2013	$12.57064	$16.28775	3,349
01/01/2014 to 12/31/2014	$16.28775	$18.32341	2,704
01/01/2015 to 12/31/2015	$18.32341	$16.74458	4,221
01/01/2016 to 12/31/2016	$16.74458	$18.67863	3,436
01/01/2017 to 12/31/2017	$18.67863	$21.66516	5,480
01/01/2018 to 12/31/2018	$21.66516	$17.69373	4,998
01/01/2019 to 12/31/2019	$17.69373	$20.62804	5,469
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99821	$8.80715	15,394
01/01/2012 to 12/31/2012	$8.80715	$9.56607	22,128
01/01/2013 to 12/31/2013	$9.56607	$11.27958	99,211
01/01/2014 to 12/31/2014	$11.27958	$11.64456	143,326
01/01/2015 to 12/31/2015	$11.64456	$11.32210	95,374
01/01/2016 to 12/31/2016	$11.32210	$11.80216	87,057
01/01/2017 to 12/31/2017	$11.80216	$13.11908	81,442
01/01/2018 to 12/31/2018	$13.11908	$12.19402	55,988
01/01/2019 to 12/31/2019	$12.19402	$14.38433	46,616
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.38458	12,679
01/01/2011 to 12/31/2011	$10.38458	$10.77399	22,345
01/01/2012 to 12/31/2012	$10.77399	$11.36989	33,064
01/01/2013 to 12/31/2013	$11.36989	$10.95942	42,177
01/01/2014 to 12/31/2014	$10.95942	$11.49564	38,210
01/01/2015 to 12/31/2015	$11.49564	$11.38757	78,360
01/01/2016 to 12/31/2016	$11.38757	$11.71721	78,578
01/01/2017 to 12/31/2017	$11.71721	$12.18917	85,497
01/01/2018 to 12/31/2018	$12.18917	$11.65564	127,653
01/01/2019 to 12/31/2019	$11.65564	$12.80804	98,664
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II - Cliff M&E (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$12.81098	$13.49093	25,354
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	$16.49001	$17.95958	46,259
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	$13.71898	$14.76547	20,456
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$15.67973	$16.86994	64,013
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	$12.08055	$12.83089	2,738
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	$9.21698	$9.33871	28,818
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	$10.64959	$11.16573	34,776
AST Bond Portfolio 2019
03/19/2019 to 12/31/2019	$11.15651	$11.03528	0
AST Bond Portfolio 2020
03/19/2019 to 12/31/2019	$11.61856	$11.70445	366,362
AST Bond Portfolio 2021
03/19/2019 to 12/31/2019	$12.17220	$12.42299	247,257
AST Bond Portfolio 2022
03/19/2019 to 12/31/2019	$11.37280	$11.68680	158,796
AST Bond Portfolio 2023
03/19/2019 to 12/31/2019	$9.73106	$10.05275	19,743
AST Bond Portfolio 2024
03/19/2019 to 12/31/2019	$9.49320	$9.91592	43,780
AST Bond Portfolio 2025
03/19/2019 to 12/31/2019	$10.93934	$11.49770	114,042
AST Bond Portfolio 2026
03/19/2019 to 12/31/2019	$9.66457	$10.25497	159,976
AST Bond Portfolio 2027
03/19/2019 to 12/31/2019	$9.65088	$10.28687	105,278
AST Bond Portfolio 2028
03/19/2019 to 12/31/2019	$9.69677	$10.41618	50,065
AST Bond Portfolio 2029
03/19/2019 to 12/31/2019	$9.75917	$10.54623	53,895
AST Bond Portfolio 2030
03/19/2019 to 12/31/2019	$10.27876	$11.17699	56,389
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.08967	$18.52511	197,932
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	$16.44648	$18.75730	4,831
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	$16.39417	$17.81396	566
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	$20.42552	$23.08904	825
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	$14.37148	$15.60078	25,823
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	$12.86065	$13.68427	7,065

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.07795	$22.51253	16,752
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	$8.27761	$8.23164	995
AST High Yield Portfolio
03/19/2019 to 12/31/2019	$14.36016	$15.19472	832
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.64958	$22.40912	10,975
AST International Growth Portfolio
03/19/2019 to 12/31/2019	$14.58714	$16.51934	2,220
AST International Value Portfolio
03/19/2019 to 12/31/2019	$11.67284	$12.44721	1,592
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	$15.34518	$16.54611	7,867
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	$12.36581	$13.77757	2,496
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	$13.26886	$14.06328	6,548
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$26.20781	$29.18324	1,082
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$27.10991	$30.42379	30,337
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	$19.17437	$21.34931	73,354
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$13.37969	$14.75490	599
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	$26.37906	$30.57336	1,772
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$17.49384	$19.67854	663
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$21.88858	$23.96116	65,495
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.79808	$21.61499	7,296
AST Parametric Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$9.53715	$9.77091	8,553
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$13.49410	$14.31985	20,833
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	$10.49957	$11.07870	4,150
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$16.49420	$17.62276	105,250
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	$25.49337	$27.78584	17,494
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	$14.29735	$15.46895	0
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$23.39256	$25.70620	1,690
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$25.26079	$26.53836	2,210
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$18.95681	$20.00821	2,146
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$16.18382	$17.59130	49,343
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$30.68833	$33.58092	14,679

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$15.89989	$17.59375	8,403
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	$9.17566	$9.35411	3,045
AST Templeton Global Bond Portfolio
03/19/2019 to 12/31/2019	$9.68057	$9.30901	757
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$19.46824	$20.31979	1,396
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	$13.06206	$14.19415	19,053
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	$11.79872	$12.61685	112,121
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (2.35%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96734	$10.75915	185,308
01/01/2011 to 12/31/2011	$10.75915	$10.22743	96,829
01/01/2012 to 12/31/2012	$10.22743	$11.24170	88,194
01/01/2013 to 12/31/2013	$11.24170	$12.07242	95,649
01/01/2014 to 12/31/2014	$12.07242	$12.23882	34,666
01/01/2015 to 12/31/2015	$12.23882	$11.56645	9,592
01/01/2016 to 12/31/2016	$11.56645	$12.01088	6,218
01/01/2017 to 12/31/2017	$12.01088	$13.20557	6,091
01/01/2018 to 12/31/2018	$13.20557	$11.84454	2,564
01/01/2019 to 12/31/2019	$11.84454	$13.42320	172
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97803	$10.86460	117,048
01/01/2011 to 12/31/2011	$10.86460	$10.62155	73,760
01/01/2012 to 12/31/2012	$10.62155	$11.78720	62,227
01/01/2013 to 12/31/2013	$11.78720	$13.41606	28,060
01/01/2014 to 12/31/2014	$13.41606	$13.90094	28,582
01/01/2015 to 12/31/2015	$13.90094	$13.68317	16,494
01/01/2016 to 12/31/2016	$13.68317	$14.31201	10,868
01/01/2017 to 12/31/2017	$14.31201	$16.34238	12,277
01/01/2018 to 12/31/2018	$16.34238	$15.01703	4,318
01/01/2019 to 12/31/2019	$15.01703	$17.86971	133
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98710	$10.75126	81,315
01/01/2011 to 12/31/2011	$10.75126	$10.30837	43,149
01/01/2012 to 12/31/2012	$10.30837	$11.10075	37,583
01/01/2013 to 12/31/2013	$11.10075	$12.18835	14,195
01/01/2014 to 12/31/2014	$12.18835	$12.51365	23,436
01/01/2015 to 12/31/2015	$12.51365	$12.19922	18,310
01/01/2016 to 12/31/2016	$12.19922	$12.48685	12,773
01/01/2017 to 12/31/2017	$12.48685	$14.17369	14,730
01/01/2018 to 12/31/2018	$14.17369	$12.74505	5,839
01/01/2019 to 12/31/2019	$12.74505	$14.69170	53
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98830	$10.71761	153,190
01/01/2011 to 12/31/2011	$10.71761	$10.33893	82,217
01/01/2012 to 12/31/2012	$10.33893	$11.35513	76,581
01/01/2013 to 12/31/2013	$11.35513	$13.04513	111,378
01/01/2014 to 12/31/2014	$13.04513	$13.56935	82,848
01/01/2015 to 12/31/2015	$13.56935	$13.31353	44,842
01/01/2016 to 12/31/2016	$13.31353	$13.82021	36,246
01/01/2017 to 12/31/2017	$13.82021	$15.50812	30,637
01/01/2018 to 12/31/2018	$15.50812	$14.39451	16,014
01/01/2019 to 12/31/2019	$14.39451	$16.78561	590

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99805	$9.12313	1,293
01/01/2012 to 12/31/2012	$9.12313	$9.96798	3,311
01/01/2013 to 12/31/2013	$9.96798	$10.79016	4,408
01/01/2014 to 12/31/2014	$10.79016	$11.05246	2,581
01/01/2015 to 12/31/2015	$11.05246	$10.46885	2,487
01/01/2016 to 12/31/2016	$10.46885	$10.93501	2,153
01/01/2017 to 12/31/2017	$10.93501	$12.02559	1,932
01/01/2018 to 12/31/2018	$12.02559	$11.12161	1,023
01/01/2019 to 12/31/2019	$11.12161	$12.77406	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00747	$10.04881	40,641
01/01/2011 to 12/31/2011	$10.04881	$10.03369	47,814
01/01/2012 to 12/31/2012	$10.03369	$10.25741	33,986
01/01/2013 to 12/31/2013	$10.25741	$9.79857	9,824
01/01/2014 to 12/31/2014	$9.79857	$9.55887	6,441
01/01/2015 to 12/31/2015	$9.55887	$9.37935	3,704
01/01/2016 to 12/31/2016	$9.37935	$9.30932	3,665
01/01/2017 to 12/31/2017	$9.30932	$9.24584	3,264
01/01/2018 to 12/31/2018	$9.24584	$9.09473	355
01/01/2019 to 12/31/2019	$9.09473	$9.29150	151
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00639	$10.32046	154,934
01/01/2011 to 12/31/2011	$10.32046	$10.39873	115,836
01/01/2012 to 12/31/2012	$10.39873	$11.10057	100,237
01/01/2013 to 12/31/2013	$11.10057	$10.64048	46,151
01/01/2014 to 12/31/2014	$10.64048	$10.82998	36,920
01/01/2015 to 12/31/2015	$10.82998	$10.35248	20,181
01/01/2016 to 12/31/2016	$10.35248	$10.53723	21,306
01/01/2017 to 12/31/2017	$10.53723	$10.73914	16,233
01/01/2018 to 12/31/2018	$10.73914	$10.41617	5,179
01/01/2019 to 12/31/2019	$10.41617	$11.10981	1,839
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99805	$10.59732	0
01/01/2011 to 12/31/2011	$10.59732	$12.00179	0
01/01/2012 to 12/31/2012	$12.00179	$12.40605	53,074
01/01/2013 to 12/31/2013	$12.40605	$11.52925	22,017
01/01/2014 to 12/31/2014	$11.52925	$11.73842	14,992
01/01/2015 to 12/31/2015	$11.73842	$11.58535	11,358
01/01/2016 to 12/31/2016	$11.58535	$11.47742	12,829
01/01/2017 to 12/31/2017	$11.47742	$11.29346	32,672
01/01/2018 to 12/31/2018	$11.29346	$11.08918	132,181
01/01/2019 to 12/31/2019	$11.08918	$10.98067	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00887	$10.62787	0
01/01/2011 to 12/31/2011	$10.62787	$12.31691	575
01/01/2012 to 12/31/2012	$12.31691	$12.78702	763
01/01/2013 to 12/31/2013	$12.78702	$11.67293	121,981
01/01/2014 to 12/31/2014	$11.67293	$12.10070	116,130
01/01/2015 to 12/31/2015	$12.10070	$11.99679	136,989
01/01/2016 to 12/31/2016	$11.99679	$11.94466	134,479
01/01/2017 to 12/31/2017	$11.94466	$11.76792	54,481
01/01/2018 to 12/31/2018	$11.76792	$11.52351	42,871
01/01/2019 to 12/31/2019	$11.52351	$11.64643	31,745

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00780	$10.72931	0
01/01/2011 to 12/31/2011	$10.72931	$12.60470	335,574
01/01/2012 to 12/31/2012	$12.60470	$13.14422	284,935
01/01/2013 to 12/31/2013	$13.14422	$11.93675	117,654
01/01/2014 to 12/31/2014	$11.93675	$12.55155	189,756
01/01/2015 to 12/31/2015	$12.55155	$12.47514	167,554
01/01/2016 to 12/31/2016	$12.47514	$12.43034	142,592
01/01/2017 to 12/31/2017	$12.43034	$12.33085	83,983
01/01/2018 to 12/31/2018	$12.33085	$12.04768	72,999
01/01/2019 to 12/31/2019	$12.04768	$12.36076	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99805	$11.95342	67,199
01/01/2012 to 12/31/2012	$11.95342	$12.35456	108,647
01/01/2013 to 12/31/2013	$12.35456	$10.88848	33,852
01/01/2014 to 12/31/2014	$10.88848	$11.73515	19,592
01/01/2015 to 12/31/2015	$11.73515	$11.69959	63,969
01/01/2016 to 12/31/2016	$11.69959	$11.63394	34,078
01/01/2017 to 12/31/2017	$11.63394	$11.53948	16,272
01/01/2018 to 12/31/2018	$11.53948	$11.25026	11,310
01/01/2019 to 12/31/2019	$11.25026	$11.63307	9,438
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99740	$10.34068	4,376
01/01/2013 to 12/31/2013	$10.34068	$9.06777	217,402
01/01/2014 to 12/31/2014	$9.06777	$9.97216	99,935
01/01/2015 to 12/31/2015	$9.97216	$10.00163	5,743
01/01/2016 to 12/31/2016	$10.00163	$9.95378	1,777
01/01/2017 to 12/31/2017	$9.95378	$9.88524	688
01/01/2018 to 12/31/2018	$9.88524	$9.62630	19,269
01/01/2019 to 12/31/2019	$9.62630	$10.01192	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99870	$8.70047	16,462
01/01/2014 to 12/31/2014	$8.70047	$9.73572	13,118
01/01/2015 to 12/31/2015	$9.73572	$9.77696	0
01/01/2016 to 12/31/2016	$9.77696	$9.72967	0
01/01/2017 to 12/31/2017	$9.72967	$9.66150	4,186
01/01/2018 to 12/31/2018	$9.66150	$9.37256	3,800
01/01/2019 to 12/31/2019	$9.37256	$9.88049	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99870	$11.23968	4,701
01/01/2015 to 12/31/2015	$11.23968	$11.19491	152,104
01/01/2016 to 12/31/2016	$11.19491	$11.20268	0
01/01/2017 to 12/31/2017	$11.20268	$11.14026	0
01/01/2018 to 12/31/2018	$11.14026	$10.79716	39,450
01/01/2019 to 12/31/2019	$10.79716	$11.46263	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99870	$9.88219	3,985
01/01/2016 to 12/31/2016	$9.88219	$9.85094	111,541
01/01/2017 to 12/31/2017	$9.85094	$9.85289	93,822
01/01/2018 to 12/31/2018	$9.85289	$9.52005	105,357
01/01/2019 to 12/31/2019	$9.52005	$10.22871	4,496
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99740	$9.82430	108,435
01/01/2017 to 12/31/2017	$9.82430	$9.85162	61,283
01/01/2018 to 12/31/2018	$9.85162	$9.49786	75,019
01/01/2019 to 12/31/2019	$9.49786	$10.26589	7,115

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99739	$9.98063	0
01/01/2018 to 12/31/2018	$9.98063	$9.54455	13,291
01/01/2019 to 12/31/2019	$9.54455	$10.40041	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99739	$9.60752	0
01/01/2019 to 12/31/2019	$9.60752	$10.53551	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99870	$11.17122	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97721	$10.79804	143,748
01/01/2011 to 12/31/2011	$10.79804	$10.28877	87,748
01/01/2012 to 12/31/2012	$10.28877	$11.42534	73,901
01/01/2013 to 12/31/2013	$11.42534	$13.68738	102,441
01/01/2014 to 12/31/2014	$13.68738	$14.30069	49,309
01/01/2015 to 12/31/2015	$14.30069	$14.03913	27,499
01/01/2016 to 12/31/2016	$14.03913	$14.64727	21,917
01/01/2017 to 12/31/2017	$14.64727	$16.86301	23,476
01/01/2018 to 12/31/2018	$16.86301	$15.44075	9,322
01/01/2019 to 12/31/2019	$15.44075	$18.43251	7,074
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99805	$11.59214	0
01/01/2014 to 12/31/2014	$11.59214	$12.86032	107
01/01/2015 to 12/31/2015	$12.86032	$12.10961	0
01/01/2016 to 12/31/2016	$12.10961	$13.58705	0
01/01/2017 to 12/31/2017	$13.58705	$15.71061	0
01/01/2018 to 12/31/2018	$15.71061	$14.60844	0
01/01/2019 to 12/31/2019	$14.60844	$18.69194	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96972	$11.50809	1,396
01/01/2011 to 12/31/2011	$11.50809	$10.67179	2,086
01/01/2012 to 12/31/2012	$10.67179	$13.21390	1,064
01/01/2013 to 12/31/2013	$13.21390	$13.46442	707
01/01/2014 to 12/31/2014	$13.46442	$14.97880	736
01/01/2015 to 12/31/2015	$14.97880	$14.61374	537
01/01/2016 to 12/31/2016	$14.61374	$14.39889	301
01/01/2017 to 12/31/2017	$14.39889	$15.59219	249
01/01/2018 to 12/31/2018	$15.59219	$14.50677	205
01/01/2019 to 12/31/2019	$14.50677	$17.72526	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95944	$11.74760	9,018
01/01/2011 to 12/31/2011	$11.74760	$12.22807	5,827
01/01/2012 to 12/31/2012	$12.22807	$13.77283	5,823
01/01/2013 to 12/31/2013	$13.77283	$13.87061	5,701
01/01/2014 to 12/31/2014	$13.87061	$17.73201	4,054
01/01/2015 to 12/31/2015	$17.73201	$18.15410	2,480
01/01/2016 to 12/31/2016	$18.15410	$18.58231	1,922
01/01/2017 to 12/31/2017	$18.58231	$19.28015	1,046
01/01/2018 to 12/31/2018	$19.28015	$17.92944	149
01/01/2019 to 12/31/2019	$17.92944	$22.97375	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97552	$10.97934	136,701
01/01/2011 to 12/31/2011	$10.97934	$10.56045	77,109
01/01/2012 to 12/31/2012	$10.56045	$11.40861	65,481
01/01/2013 to 12/31/2013	$11.40861	$12.78490	42,479
01/01/2014 to 12/31/2014	$12.78490	$12.87792	28,537
01/01/2015 to 12/31/2015	$12.87792	$12.69991	18,601
01/01/2016 to 12/31/2016	$12.69991	$12.92967	14,374
01/01/2017 to 12/31/2017	$12.92967	$14.70656	26,275
01/01/2018 to 12/31/2018	$14.70656	$13.24687	11,054
01/01/2019 to 12/31/2019	$13.24687	$15.52285	172
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98779	$10.66728	98,417
01/01/2011 to 12/31/2011	$10.66728	$10.36422	46,138
01/01/2012 to 12/31/2012	$10.36422	$11.14546	41,182
01/01/2013 to 12/31/2013	$11.14546	$11.95250	11,414
01/01/2014 to 12/31/2014	$11.95250	$12.14325	14,332
01/01/2015 to 12/31/2015	$12.14325	$11.75007	7,803
01/01/2016 to 12/31/2016	$11.75007	$12.07766	5,331
01/01/2017 to 12/31/2017	$12.07766	$13.24345	7,274
01/01/2018 to 12/31/2018	$13.24345	$12.01789	3,706
01/01/2019 to 12/31/2019	$12.01789	$13.61569	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96468	$11.45406	13,519
01/01/2011 to 12/31/2011	$11.45406	$11.33091	5,844
01/01/2012 to 12/31/2012	$11.33091	$12.80029	4,705
01/01/2013 to 12/31/2013	$12.80029	$17.35113	3,847
01/01/2014 to 12/31/2014	$17.35113	$18.16301	2,839
01/01/2015 to 12/31/2015	$18.16301	$16.76174	1,868
01/01/2016 to 12/31/2016	$16.76174	$20.34844	1,499
01/01/2017 to 12/31/2017	$20.34844	$22.29353	594
01/01/2018 to 12/31/2018	$22.29353	$18.70525	259
01/01/2019 to 12/31/2019	$18.70525	$22.40037	306
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99805	$9.81187	6,611
01/01/2011 to 12/31/2011	$9.81187	$9.58392	132,278
01/01/2012 to 12/31/2012	$9.58392	$9.35920	19,325
01/01/2013 to 12/31/2013	$9.35920	$9.13913	6,955
01/01/2014 to 12/31/2014	$9.13913	$8.92450	716
01/01/2015 to 12/31/2015	$8.92450	$8.71476	1,176
01/01/2016 to 12/31/2016	$8.71476	$8.51057	1,706
01/01/2017 to 12/31/2017	$8.51057	$8.33954	1,358
01/01/2018 to 12/31/2018	$8.33954	$8.24837	755
01/01/2019 to 12/31/2019	$8.24837	$8.19073	351
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98402	$10.72872	17,354
01/01/2011 to 12/31/2011	$10.72872	$10.80943	9,978
01/01/2012 to 12/31/2012	$10.80943	$12.01952	6,785
01/01/2013 to 12/31/2013	$12.01952	$12.57980	3,878
01/01/2014 to 12/31/2014	$12.57980	$12.59830	3,947
01/01/2015 to 12/31/2015	$12.59830	$11.86381	2,449
01/01/2016 to 12/31/2016	$11.86381	$13.36939	2,444
01/01/2017 to 12/31/2017	$13.36939	$14.03154	1,156
01/01/2018 to 12/31/2018	$14.03154	$13.42785	25
01/01/2019 to 12/31/2019	$13.42785	$15.11847	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99003	$10.58525	4,210
01/01/2011 to 12/31/2011	$10.58525	$9.90441	384
01/01/2012 to 12/31/2012	$9.90441	$11.30444	133
01/01/2013 to 12/31/2013	$11.30444	$15.43913	1,556
01/01/2014 to 12/31/2014	$15.43913	$17.14880	892
01/01/2015 to 12/31/2015	$17.14880	$15.43354	413
01/01/2016 to 12/31/2016	$15.43354	$18.06897	173
01/01/2017 to 12/31/2017	$18.06897	$21.03225	82
01/01/2018 to 12/31/2018	$21.03225	$17.62901	252
01/01/2019 to 12/31/2019	$17.62901	$22.29725	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92888	$11.22148	1,693
01/01/2011 to 12/31/2011	$11.22148	$9.54183	944
01/01/2012 to 12/31/2012	$9.54183	$11.21495	732
01/01/2013 to 12/31/2013	$11.21495	$13.03848	512
01/01/2014 to 12/31/2014	$13.03848	$12.02858	659
01/01/2015 to 12/31/2015	$12.02858	$12.11568	492
01/01/2016 to 12/31/2016	$12.11568	$11.38457	379
01/01/2017 to 12/31/2017	$11.38457	$15.05653	369
01/01/2018 to 12/31/2018	$15.05653	$12.74093	233
01/01/2019 to 12/31/2019	$12.74093	$16.43683	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92875	$10.76157	2,758
01/01/2011 to 12/31/2011	$10.76157	$9.19006	1,975
01/01/2012 to 12/31/2012	$9.19006	$10.47035	1,301
01/01/2013 to 12/31/2013	$10.47035	$12.21478	680
01/01/2014 to 12/31/2014	$12.21478	$11.12807	699
01/01/2015 to 12/31/2015	$11.12807	$10.95534	675
01/01/2016 to 12/31/2016	$10.95534	$10.76057	573
01/01/2017 to 12/31/2017	$10.76057	$12.90565	429
01/01/2018 to 12/31/2018	$12.90565	$10.56728	281
01/01/2019 to 12/31/2019	$10.56728	$12.38514	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97628	$10.83775	43,448
01/01/2011 to 12/31/2011	$10.83775	$10.52321	18,052
01/01/2012 to 12/31/2012	$10.52321	$11.67143	21,303
01/01/2013 to 12/31/2013	$11.67143	$13.25283	4,218
01/01/2014 to 12/31/2014	$13.25283	$13.76509	3,111
01/01/2015 to 12/31/2015	$13.76509	$13.30082	1,118
01/01/2016 to 12/31/2016	$13.30082	$13.66665	1,030
01/01/2017 to 12/31/2017	$13.66665	$15.60933	1,414
01/01/2018 to 12/31/2018	$15.60933	$14.11700	478
01/01/2019 to 12/31/2019	$14.11700	$16.46387	0
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92140	$10.52447	13,717
01/01/2011 to 12/31/2011	$10.52447	$9.33702	5,393
01/01/2012 to 12/31/2012	$9.33702	$11.11487	4,023
01/01/2013 to 12/31/2013	$11.11487	$12.52096	1,803
01/01/2014 to 12/31/2014	$12.52096	$11.44842	1,829
01/01/2015 to 12/31/2015	$11.44842	$10.86689	1,012
01/01/2016 to 12/31/2016	$10.86689	$10.81712	1,065
01/01/2017 to 12/31/2017	$10.81712	$13.69403	769
01/01/2018 to 12/31/2018	$13.69403	$11.03468	359
01/01/2019 to 12/31/2019	$11.03468	$13.70876	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.55438	51,663
01/01/2011 to 12/31/2011	$10.55438	$10.33075	23,238
01/01/2012 to 12/31/2012	$10.33075	$11.16896	21,393
01/01/2013 to 12/31/2013	$11.16896	$12.10980	6,502
01/01/2014 to 12/31/2014	$12.10980	$12.46955	6,355
01/01/2015 to 12/31/2015	$12.46955	$12.15423	2,444
01/01/2016 to 12/31/2016	$12.15423	$12.32480	2,314
01/01/2017 to 12/31/2017	$12.32480	$13.49737	2,421
01/01/2018 to 12/31/2018	$13.49737	$12.50293	1,495
01/01/2019 to 12/31/2019	$12.50293	$13.99277	117
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97090	$10.74258	0
01/01/2011 to 12/31/2011	$10.74258	$10.56007	0
01/01/2012 to 12/31/2012	$10.56007	$11.87760	0
01/01/2013 to 12/31/2013	$11.87760	$15.83137	299
01/01/2014 to 12/31/2014	$15.83137	$16.92852	166
01/01/2015 to 12/31/2015	$16.92852	$18.28864	1,140
01/01/2016 to 12/31/2016	$18.28864	$17.59833	0
01/01/2017 to 12/31/2017	$17.59833	$23.34383	0
01/01/2018 to 12/31/2018	$23.34383	$22.42498	37
01/01/2019 to 12/31/2019	$22.42498	$29.03748	37
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99215	$11.27007	16,985
01/01/2011 to 12/31/2011	$11.27007	$10.90506	10,893
01/01/2012 to 12/31/2012	$10.90506	$11.95463	7,333
01/01/2013 to 12/31/2013	$11.95463	$15.94779	4,490
01/01/2014 to 12/31/2014	$15.94779	$17.22216	3,399
01/01/2015 to 12/31/2015	$17.22216	$18.51127	2,126
01/01/2016 to 12/31/2016	$18.51127	$19.08542	1,738
01/01/2017 to 12/31/2017	$19.08542	$24.78696	2,418
01/01/2018 to 12/31/2018	$24.78696	$23.55073	802
01/01/2019 to 12/31/2019	$23.55073	$30.27156	388
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98718	$10.86071	16,452
01/01/2011 to 12/31/2011	$10.86071	$10.27356	13,322
01/01/2012 to 12/31/2012	$10.27356	$12.34700	9,873
01/01/2013 to 12/31/2013	$12.34700	$15.38878	8,693
01/01/2014 to 12/31/2014	$15.38878	$15.57270	6,054
01/01/2015 to 12/31/2015	$15.57270	$14.98399	5,383
01/01/2016 to 12/31/2016	$14.98399	$15.67330	3,168
01/01/2017 to 12/31/2017	$15.67330	$18.95502	3,021
01/01/2018 to 12/31/2018	$18.95502	$16.73905	960
01/01/2019 to 12/31/2019	$16.73905	$21.24254	662
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99805	$10.27384	1,294
01/01/2013 to 12/31/2013	$10.27384	$11.93003	0
01/01/2014 to 12/31/2014	$11.93003	$12.24836	0
01/01/2015 to 12/31/2015	$12.24836	$11.81199	0
01/01/2016 to 12/31/2016	$11.81199	$12.03362	0
01/01/2017 to 12/31/2017	$12.03362	$13.68971	0
01/01/2018 to 12/31/2018	$13.68971	$12.26007	0
01/01/2019 to 12/31/2019	$12.26007	$14.69721	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.83645	4,066
01/01/2011 to 12/31/2011	$10.83645	$10.51928	1,160
01/01/2012 to 12/31/2012	$10.51928	$12.02656	1,794
01/01/2013 to 12/31/2013	$12.02656	$16.05490	2,220
01/01/2014 to 12/31/2014	$16.05490	$17.04320	1,538
01/01/2015 to 12/31/2015	$17.04320	$17.84580	227
01/01/2016 to 12/31/2016	$17.84580	$17.76054	570
01/01/2017 to 12/31/2017	$17.76054	$22.67055	416
01/01/2018 to 12/31/2018	$22.67055	$22.61073	95
01/01/2019 to 12/31/2019	$22.61073	$30.42103	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99805	$10.16978	0
01/01/2013 to 12/31/2013	$10.16978	$13.35750	1,819
01/01/2014 to 12/31/2014	$13.35750	$14.37634	1,076
01/01/2015 to 12/31/2015	$14.37634	$13.93693	867
01/01/2016 to 12/31/2016	$13.93693	$15.44031	721
01/01/2017 to 12/31/2017	$15.44031	$17.69317	177
01/01/2018 to 12/31/2018	$17.69317	$15.52153	0
01/01/2019 to 12/31/2019	$15.52153	$19.60491	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01937	$11.37927	3,876
01/01/2011 to 12/31/2011	$11.37927	$10.78139	4,165
01/01/2012 to 12/31/2012	$10.78139	$12.59264	2,016
01/01/2013 to 12/31/2013	$12.59264	$16.25531	524
01/01/2014 to 12/31/2014	$16.25531	$17.70310	555
01/01/2015 to 12/31/2015	$17.70310	$16.30419	2,212
01/01/2016 to 12/31/2016	$16.30419	$16.18383	1,054
01/01/2017 to 12/31/2017	$16.18383	$20.08625	1,573
01/01/2018 to 12/31/2018	$20.08625	$18.75862	795
01/01/2019 to 12/31/2019	$18.75862	$23.84167	573
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99060	$11.19874	3,119
01/01/2011 to 12/31/2011	$11.19874	$10.66429	2,984
01/01/2012 to 12/31/2012	$10.66429	$12.19697	1,459
01/01/2013 to 12/31/2013	$12.19697	$16.91385	4,673
01/01/2014 to 12/31/2014	$16.91385	$18.87003	4,378
01/01/2015 to 12/31/2015	$18.87003	$17.38782	3,132
01/01/2016 to 12/31/2016	$17.38782	$20.07581	2,441
01/01/2017 to 12/31/2017	$20.07581	$22.30878	1,106
01/01/2018 to 12/31/2018	$22.30878	$18.19987	324
01/01/2019 to 12/31/2019	$18.19987	$21.50715	245
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93852	$11.63809	11,221
01/01/2011 to 12/31/2011	$11.63809	$9.06103	5,285
01/01/2012 to 12/31/2012	$9.06103	$10.43410	3,327
01/01/2013 to 12/31/2013	$10.43410	$10.21164	1,870
01/01/2014 to 12/31/2014	$10.21164	$9.50471	873
01/01/2015 to 12/31/2015	$9.50471	$7.72875	440
01/01/2016 to 12/31/2016	$7.72875	$8.48048	180
01/01/2017 to 12/31/2017	$8.48048	$10.46629	156
01/01/2018 to 12/31/2018	$10.46629	$8.78348	0
01/01/2019 to 12/31/2019	$8.78348	$9.72195	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98901	$10.56322	388,380
01/01/2011 to 12/31/2011	$10.56322	$10.41816	266,866
01/01/2012 to 12/31/2012	$10.41816	$11.22833	246,854
01/01/2013 to 12/31/2013	$11.22833	$11.97456	172,769
01/01/2014 to 12/31/2014	$11.97456	$12.36853	151,994
01/01/2015 to 12/31/2015	$12.36853	$12.09525	95,964
01/01/2016 to 12/31/2016	$12.09525	$12.46418	83,331
01/01/2017 to 12/31/2017	$12.46418	$13.40507	43,017
01/01/2018 to 12/31/2018	$13.40507	$12.71667	27,728
01/01/2019 to 12/31/2019	$12.71667	$14.24820	3,229
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01797	$10.05822	6,308
01/01/2012 to 12/31/2012	$10.05822	$10.51980	1,545
01/01/2013 to 12/31/2013	$10.51980	$10.03496	3,199
01/01/2014 to 12/31/2014	$10.03496	$10.39310	2,824
01/01/2015 to 12/31/2015	$10.39310	$10.12167	2,691
01/01/2016 to 12/31/2016	$10.12167	$10.30037	946
01/01/2017 to 12/31/2017	$10.30037	$10.62931	686
01/01/2018 to 12/31/2018	$10.62931	$10.29382	0
01/01/2019 to 12/31/2019	$10.29382	$11.03254	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96304	$11.47182	108,323
01/01/2011 to 12/31/2011	$11.47182	$10.50641	56,271
01/01/2012 to 12/31/2012	$10.50641	$11.58467	41,626
01/01/2013 to 12/31/2013	$11.58467	$13.23852	26,013
01/01/2014 to 12/31/2014	$13.23852	$14.11648	10,317
01/01/2015 to 12/31/2015	$14.11648	$13.70023	13,173
01/01/2016 to 12/31/2016	$13.70023	$14.72957	9,950
01/01/2017 to 12/31/2017	$14.72957	$16.69976	23,640
01/01/2018 to 12/31/2018	$16.69976	$15.06661	8,342
01/01/2019 to 12/31/2019	$15.06661	$17.53421	345
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.85629	747
01/01/2011 to 12/31/2011	$10.85629	$10.96805	1,293
01/01/2012 to 12/31/2012	$10.96805	$12.72392	870
01/01/2013 to 12/31/2013	$12.72392	$16.45421	0
01/01/2014 to 12/31/2014	$16.45421	$18.83337	0
01/01/2015 to 12/31/2015	$18.83337	$18.95714	0
01/01/2016 to 12/31/2016	$18.95714	$21.26114	0
01/01/2017 to 12/31/2017	$21.26114	$25.38287	280
01/01/2018 to 12/31/2018	$25.38287	$22.74671	133
01/01/2019 to 12/31/2019	$22.74671	$27.64651	106
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99805	$8.85728	0
01/01/2012 to 12/31/2012	$8.85728	$9.78676	0
01/01/2013 to 12/31/2013	$9.78676	$11.69734	0
01/01/2014 to 12/31/2014	$11.69734	$12.16502	0
01/01/2015 to 12/31/2015	$12.16502	$11.89708	0
01/01/2016 to 12/31/2016	$11.89708	$12.35269	0
01/01/2017 to 12/31/2017	$12.35269	$14.25758	0
01/01/2018 to 12/31/2018	$14.25758	$13.01190	0
01/01/2019 to 12/31/2019	$13.01190	$15.40044	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97138	$12.11885	988
01/01/2011 to 12/31/2011	$12.11885	$10.28273	2,899
01/01/2012 to 12/31/2012	$10.28273	$12.05627	2,105
01/01/2013 to 12/31/2013	$12.05627	$16.57797	2,326
01/01/2014 to 12/31/2014	$16.57797	$16.98811	1,823
01/01/2015 to 12/31/2015	$16.98811	$16.81029	1,006
01/01/2016 to 12/31/2016	$16.81029	$17.68003	454
01/01/2017 to 12/31/2017	$17.68003	$22.04674	315
01/01/2018 to 12/31/2018	$22.04674	$19.19144	36
01/01/2019 to 12/31/2019	$19.19144	$25.57752	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96043	$12.57745	679
01/01/2011 to 12/31/2011	$12.57745	$12.16210	1,658
01/01/2012 to 12/31/2012	$12.16210	$13.32183	742
01/01/2013 to 12/31/2013	$13.32183	$17.58467	634
01/01/2014 to 12/31/2014	$17.58467	$17.82723	666
01/01/2015 to 12/31/2015	$17.82723	$17.54499	374
01/01/2016 to 12/31/2016	$17.54499	$19.20276	107
01/01/2017 to 12/31/2017	$19.20276	$23.23763	131
01/01/2018 to 12/31/2018	$23.23763	$20.78170	41
01/01/2019 to 12/31/2019	$20.78170	$26.40573	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96386	$11.43076	787
01/01/2011 to 12/31/2011	$11.43076	$10.49532	1,903
01/01/2012 to 12/31/2012	$10.49532	$12.10947	1,028
01/01/2013 to 12/31/2013	$12.10947	$16.24786	1,584
01/01/2014 to 12/31/2014	$16.24786	$16.70196	1,709
01/01/2015 to 12/31/2015	$16.70196	$15.60645	1,069
01/01/2016 to 12/31/2016	$15.60645	$19.69140	506
01/01/2017 to 12/31/2017	$19.69140	$20.64271	500
01/01/2018 to 12/31/2018	$20.64271	$16.71325	123
01/01/2019 to 12/31/2019	$16.71325	$19.90783	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99174	$10.65907	153,045
01/01/2011 to 12/31/2011	$10.65907	$10.61552	83,263
01/01/2012 to 12/31/2012	$10.61552	$11.76460	91,817
01/01/2013 to 12/31/2013	$11.76460	$13.42200	61,644
01/01/2014 to 12/31/2014	$13.42200	$13.87731	53,688
01/01/2015 to 12/31/2015	$13.87731	$13.55686	38,482
01/01/2016 to 12/31/2016	$13.55686	$14.23780	31,444
01/01/2017 to 12/31/2017	$14.23780	$16.04643	35,145
01/01/2018 to 12/31/2018	$16.04643	$14.83268	16,603
01/01/2019 to 12/31/2019	$14.83268	$17.50333	2,816
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97062	$11.10177	18,690
01/01/2011 to 12/31/2011	$11.10177	$10.65756	8,934
01/01/2012 to 12/31/2012	$10.65756	$12.23662	6,109
01/01/2013 to 12/31/2013	$12.23662	$17.21005	2,685
01/01/2014 to 12/31/2014	$17.21005	$18.20816	2,184
01/01/2015 to 12/31/2015	$18.20816	$19.48421	2,345
01/01/2016 to 12/31/2016	$19.48421	$19.54089	559
01/01/2017 to 12/31/2017	$19.54089	$26.31292	198
01/01/2018 to 12/31/2018	$26.31292	$26.68461	0
01/01/2019 to 12/31/2019	$26.68461	$33.41377	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98565	$10.63446	11,585
01/01/2011 to 12/31/2011	$10.63446	$10.33380	5,943
01/01/2012 to 12/31/2012	$10.33380	$11.44285	5,625
01/01/2013 to 12/31/2013	$11.44285	$15.04350	3,380
01/01/2014 to 12/31/2014	$15.04350	$14.91881	2,412
01/01/2015 to 12/31/2015	$14.91881	$13.68482	1,810
01/01/2016 to 12/31/2016	$13.68482	$14.18297	1,704
01/01/2017 to 12/31/2017	$14.18297	$16.14325	1,945
01/01/2018 to 12/31/2018	$16.14325	$14.23134	187
01/01/2019 to 12/31/2019	$14.23134	$17.50598	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85930	$11.44026	19,602
01/01/2011 to 12/31/2011	$11.44026	$9.50511	10,728
01/01/2012 to 12/31/2012	$9.50511	$9.61709	8,970
01/01/2013 to 12/31/2013	$9.61709	$10.83551	8,375
01/01/2014 to 12/31/2014	$10.83551	$9.69615	6,409
01/01/2015 to 12/31/2015	$9.69615	$7.64524	3,094
01/01/2016 to 12/31/2016	$7.64524	$9.30374	3,074
01/01/2017 to 12/31/2017	$9.30374	$10.02216	1,500
01/01/2018 to 12/31/2018	$10.02216	$8.15565	501
01/01/2019 to 12/31/2019	$8.15565	$9.30734	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97973	$10.27887	14,160
01/01/2011 to 12/31/2011	$10.27887	$10.45171	9,463
01/01/2012 to 12/31/2012	$10.45171	$10.73906	9,060
01/01/2013 to 12/31/2013	$10.73906	$10.09311	4,500
01/01/2014 to 12/31/2014	$10.09311	$9.91083	4,300
01/01/2015 to 12/31/2015	$9.91083	$9.23093	1,723
01/01/2016 to 12/31/2016	$9.23093	$9.40733	2,374
01/01/2017 to 12/31/2017	$9.40733	$9.37439	1,959
01/01/2018 to 12/31/2018	$9.37439	$9.33596	252
01/01/2019 to 12/31/2019	$9.33596	$9.26279	169
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98831	$11.46513	2,468
01/01/2011 to 12/31/2011	$11.46513	$10.80972	1,736
01/01/2012 to 12/31/2012	$10.80972	$12.49876	2,774
01/01/2013 to 12/31/2013	$12.49876	$16.16160	2,492
01/01/2014 to 12/31/2014	$16.16160	$18.14438	2,081
01/01/2015 to 12/31/2015	$18.14438	$16.54707	1,916
01/01/2016 to 12/31/2016	$16.54707	$18.42075	592
01/01/2017 to 12/31/2017	$18.42075	$21.32252	396
01/01/2018 to 12/31/2018	$21.32252	$17.37801	88
01/01/2019 to 12/31/2019	$17.37801	$20.21851	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99805	$8.79506	1,969
01/01/2012 to 12/31/2012	$8.79506	$9.53337	4,106
01/01/2013 to 12/31/2013	$9.53337	$11.21815	54,046
01/01/2014 to 12/31/2014	$11.21815	$11.55756	40,635
01/01/2015 to 12/31/2015	$11.55756	$11.21457	11,841
01/01/2016 to 12/31/2016	$11.21457	$11.66623	7,179
01/01/2017 to 12/31/2017	$11.66623	$12.94158	2,437
01/01/2018 to 12/31/2018	$12.94158	$12.00431	282
01/01/2019 to 12/31/2019	$12.00431	$14.13170	300

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.36763	19,138
01/01/2011 to 12/31/2011	$10.36763	$10.73432	10,239
01/01/2012 to 12/31/2012	$10.73432	$11.30483	8,960
01/01/2013 to 12/31/2013	$11.30483	$10.87439	8,000
01/01/2014 to 12/31/2014	$10.87439	$11.38303	6,442
01/01/2015 to 12/31/2015	$11.38303	$11.25306	6,368
01/01/2016 to 12/31/2016	$11.25306	$11.55520	3,943
01/01/2017 to 12/31/2017	$11.55520	$11.99624	3,700
01/01/2018 to 12/31/2018	$11.99624	$11.44757	1,950
01/01/2019 to 12/31/2019	$11.44757	$12.55369	865
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5% and HAV (2.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96717	$10.74141	167,105
01/01/2011 to 12/31/2011	$10.74141	$10.18951	383,387
01/01/2012 to 12/31/2012	$10.18951	$11.17714	564,890
01/01/2013 to 12/31/2013	$11.17714	$11.97859	644,487
01/01/2014 to 12/31/2014	$11.97859	$12.11893	526,984
01/01/2015 to 12/31/2015	$12.11893	$11.42968	355,507
01/01/2016 to 12/31/2016	$11.42968	$11.84468	287,019
01/01/2017 to 12/31/2017	$11.84468	$12.99620	279,345
01/01/2018 to 12/31/2018	$12.99620	$11.63268	181,534
01/01/2019 to 12/31/2019	$11.63268	$13.15608	185,076
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97786	$10.84672	157,036
01/01/2011 to 12/31/2011	$10.84672	$10.58248	271,744
01/01/2012 to 12/31/2012	$10.58248	$11.71974	418,794
01/01/2013 to 12/31/2013	$11.71974	$13.31194	453,848
01/01/2014 to 12/31/2014	$13.31194	$13.76479	396,331
01/01/2015 to 12/31/2015	$13.76479	$13.52154	343,721
01/01/2016 to 12/31/2016	$13.52154	$14.11404	321,290
01/01/2017 to 12/31/2017	$14.11404	$16.08345	260,494
01/01/2018 to 12/31/2018	$16.08345	$14.74859	218,653
01/01/2019 to 12/31/2019	$14.74859	$17.51433	147,801
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98694	$10.73352	117,963
01/01/2011 to 12/31/2011	$10.73352	$10.27032	201,184
01/01/2012 to 12/31/2012	$10.27032	$11.03709	312,286
01/01/2013 to 12/31/2013	$11.03709	$12.09370	283,581
01/01/2014 to 12/31/2014	$12.09370	$12.39095	243,819
01/01/2015 to 12/31/2015	$12.39095	$12.05493	301,189
01/01/2016 to 12/31/2016	$12.05493	$12.31395	228,336
01/01/2017 to 12/31/2017	$12.31395	$13.94887	210,128
01/01/2018 to 12/31/2018	$13.94887	$12.51717	177,693
01/01/2019 to 12/31/2019	$12.51717	$14.39960	120,417
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98813	$10.70000	190,663
01/01/2011 to 12/31/2011	$10.70000	$10.30080	430,302
01/01/2012 to 12/31/2012	$10.30080	$11.29002	678,037
01/01/2013 to 12/31/2013	$11.29002	$12.94389	694,368
01/01/2014 to 12/31/2014	$12.94389	$13.43649	691,680
01/01/2015 to 12/31/2015	$13.43649	$13.15626	644,844
01/01/2016 to 12/31/2016	$13.15626	$13.62912	600,480
01/01/2017 to 12/31/2017	$13.62912	$15.26237	657,361
01/01/2018 to 12/31/2018	$15.26237	$14.13726	413,468
01/01/2019 to 12/31/2019	$14.13726	$16.45190	311,453

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99788	$9.11049	54,460
01/01/2012 to 12/31/2012	$9.11049	$9.93389	137,513
01/01/2013 to 12/31/2013	$9.93389	$10.73126	100,041
01/01/2014 to 12/31/2014	$10.73126	$10.96953	89,382
01/01/2015 to 12/31/2015	$10.96953	$10.36893	82,057
01/01/2016 to 12/31/2016	$10.36893	$10.80853	70,974
01/01/2017 to 12/31/2017	$10.80853	$11.86219	68,425
01/01/2018 to 12/31/2018	$11.86219	$10.94785	67,699
01/01/2019 to 12/31/2019	$10.94785	$12.54862	67,636
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00730	$10.03200	12,649
01/01/2011 to 12/31/2011	$10.03200	$9.99644	27,615
01/01/2012 to 12/31/2012	$9.99644	$10.19835	40,244
01/01/2013 to 12/31/2013	$10.19835	$9.72208	28,947
01/01/2014 to 12/31/2014	$9.72208	$9.46515	25,136
01/01/2015 to 12/31/2015	$9.46515	$9.26846	23,654
01/01/2016 to 12/31/2016	$9.26846	$9.18077	26,086
01/01/2017 to 12/31/2017	$9.18077	$9.09983	26,564
01/01/2018 to 12/31/2018	$9.09983	$8.93266	19,380
01/01/2019 to 12/31/2019	$8.93266	$9.10718	20,921
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00622	$10.30347	178,158
01/01/2011 to 12/31/2011	$10.30347	$10.36040	446,559
01/01/2012 to 12/31/2012	$10.36040	$11.03686	588,604
01/01/2013 to 12/31/2013	$11.03686	$10.55774	561,716
01/01/2014 to 12/31/2014	$10.55774	$10.72390	472,565
01/01/2015 to 12/31/2015	$10.72390	$10.23011	360,186
01/01/2016 to 12/31/2016	$10.23011	$10.39136	365,099
01/01/2017 to 12/31/2017	$10.39136	$10.56876	330,617
01/01/2018 to 12/31/2018	$10.56876	$10.22981	249,587
01/01/2019 to 12/31/2019	$10.22981	$10.88865	194,981
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97704	$10.78022	428,766
01/01/2011 to 12/31/2011	$10.78022	$10.25087	438,240
01/01/2012 to 12/31/2012	$10.25087	$11.35989	642,239
01/01/2013 to 12/31/2013	$11.35989	$13.58098	620,321
01/01/2014 to 12/31/2014	$13.58098	$14.16038	612,337
01/01/2015 to 12/31/2015	$14.16038	$13.87288	523,507
01/01/2016 to 12/31/2016	$13.87288	$14.44425	478,882
01/01/2017 to 12/31/2017	$14.44425	$16.59536	480,554
01/01/2018 to 12/31/2018	$16.59536	$15.16432	370,785
01/01/2019 to 12/31/2019	$15.16432	$18.06528	170,984
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99788	$11.57177	449
01/01/2014 to 12/31/2014	$11.57177	$12.81148	29,390
01/01/2015 to 12/31/2015	$12.81148	$12.03881	30,206
01/01/2016 to 12/31/2016	$12.03881	$13.48001	30,723
01/01/2017 to 12/31/2017	$13.48001	$15.55496	4,087
01/01/2018 to 12/31/2018	$15.55496	$14.43382	1,532
01/01/2019 to 12/31/2019	$14.43382	$18.43072	2,524

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96955	$11.48897	1,723
01/01/2011 to 12/31/2011	$11.48897	$10.63223	3,863
01/01/2012 to 12/31/2012	$10.63223	$13.13795	18,728
01/01/2013 to 12/31/2013	$13.13795	$13.35955	20,687
01/01/2014 to 12/31/2014	$13.35955	$14.83165	15,089
01/01/2015 to 12/31/2015	$14.83165	$14.44049	11,072
01/01/2016 to 12/31/2016	$14.44049	$14.19912	12,992
01/01/2017 to 12/31/2017	$14.19912	$15.34444	13,921
01/01/2018 to 12/31/2018	$15.34444	$14.24689	9,826
01/01/2019 to 12/31/2019	$14.24689	$17.37204	9,513
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95927	$11.72826	10,888
01/01/2011 to 12/31/2011	$11.72826	$12.18302	39,482
01/01/2012 to 12/31/2012	$12.18302	$13.69399	55,492
01/01/2013 to 12/31/2013	$13.69399	$13.76291	47,852
01/01/2014 to 12/31/2014	$13.76291	$17.55832	35,762
01/01/2015 to 12/31/2015	$17.55832	$17.93952	23,466
01/01/2016 to 12/31/2016	$17.93952	$18.32517	19,700
01/01/2017 to 12/31/2017	$18.32517	$18.97462	22,356
01/01/2018 to 12/31/2018	$18.97462	$17.60892	10,951
01/01/2019 to 12/31/2019	$17.60892	$22.51681	14,443
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97535	$10.96121	139,021
01/01/2011 to 12/31/2011	$10.96121	$10.52141	324,059
01/01/2012 to 12/31/2012	$10.52141	$11.34301	482,045
01/01/2013 to 12/31/2013	$11.34301	$12.68539	417,352
01/01/2014 to 12/31/2014	$12.68539	$12.75150	338,779
01/01/2015 to 12/31/2015	$12.75150	$12.54940	304,348
01/01/2016 to 12/31/2016	$12.54940	$12.75032	265,834
01/01/2017 to 12/31/2017	$12.75032	$14.47297	268,133
01/01/2018 to 12/31/2018	$14.47297	$13.00961	226,732
01/01/2019 to 12/31/2019	$13.00961	$15.21361	147,846
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98762	$10.64973	87,771
01/01/2011 to 12/31/2011	$10.64973	$10.32607	144,330
01/01/2012 to 12/31/2012	$10.32607	$11.08158	228,824
01/01/2013 to 12/31/2013	$11.08158	$11.85958	179,460
01/01/2014 to 12/31/2014	$11.85958	$12.02421	159,537
01/01/2015 to 12/31/2015	$12.02421	$11.61107	134,942
01/01/2016 to 12/31/2016	$11.61107	$11.91045	109,723
01/01/2017 to 12/31/2017	$11.91045	$13.03329	117,075
01/01/2018 to 12/31/2018	$13.03329	$11.80278	59,379
01/01/2019 to 12/31/2019	$11.80278	$13.34459	67,166
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96451	$11.43507	25,393
01/01/2011 to 12/31/2011	$11.43507	$11.28894	62,720
01/01/2012 to 12/31/2012	$11.28894	$12.72661	87,506
01/01/2013 to 12/31/2013	$12.72661	$17.21591	90,008
01/01/2014 to 12/31/2014	$17.21591	$17.98458	74,729
01/01/2015 to 12/31/2015	$17.98458	$16.56301	57,180
01/01/2016 to 12/31/2016	$16.56301	$20.06605	41,825
01/01/2017 to 12/31/2017	$20.06605	$21.93931	46,000
01/01/2018 to 12/31/2018	$21.93931	$18.37005	30,835
01/01/2019 to 12/31/2019	$18.37005	$21.95391	26,646

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99788	$9.79566	63,528
01/01/2011 to 12/31/2011	$9.79566	$9.54851	84,199
01/01/2012 to 12/31/2012	$9.54851	$9.30541	115,353
01/01/2013 to 12/31/2013	$9.30541	$9.06810	60,476
01/01/2014 to 12/31/2014	$9.06810	$8.83676	54,210
01/01/2015 to 12/31/2015	$8.83676	$8.61154	34,669
01/01/2016 to 12/31/2016	$8.61154	$8.39252	26,286
01/01/2017 to 12/31/2017	$8.39252	$8.20709	24,255
01/01/2018 to 12/31/2018	$8.20709	$8.10067	47,563
01/01/2019 to 12/31/2019	$8.10067	$8.02761	48,172
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98385	$10.71107	10,464
01/01/2011 to 12/31/2011	$10.71107	$10.76974	25,312
01/01/2012 to 12/31/2012	$10.76974	$11.95074	42,092
01/01/2013 to 12/31/2013	$11.95074	$12.48235	37,177
01/01/2014 to 12/31/2014	$12.48235	$12.47516	35,809
01/01/2015 to 12/31/2015	$12.47516	$11.72380	29,316
01/01/2016 to 12/31/2016	$11.72380	$13.18462	31,031
01/01/2017 to 12/31/2017	$13.18462	$13.80935	25,163
01/01/2018 to 12/31/2018	$13.80935	$13.18807	19,006
01/01/2019 to 12/31/2019	$13.18807	$14.81816	11,741
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98986	$10.56785	3,073
01/01/2011 to 12/31/2011	$10.56785	$9.86786	4,706
01/01/2012 to 12/31/2012	$9.86786	$11.23968	5,624
01/01/2013 to 12/31/2013	$11.23968	$15.31917	13,869
01/01/2014 to 12/31/2014	$15.31917	$16.98076	13,064
01/01/2015 to 12/31/2015	$16.98076	$15.25097	19,401
01/01/2016 to 12/31/2016	$15.25097	$17.81880	14,159
01/01/2017 to 12/31/2017	$17.81880	$20.69864	14,795
01/01/2018 to 12/31/2018	$20.69864	$17.31359	10,447
01/01/2019 to 12/31/2019	$17.31359	$21.85350	8,086
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92871	$11.20292	3,059
01/01/2011 to 12/31/2011	$11.20292	$9.50659	5,179
01/01/2012 to 12/31/2012	$9.50659	$11.15059	8,768
01/01/2013 to 12/31/2013	$11.15059	$12.93712	7,221
01/01/2014 to 12/31/2014	$12.93712	$11.91066	7,726
01/01/2015 to 12/31/2015	$11.91066	$11.97231	6,413
01/01/2016 to 12/31/2016	$11.97231	$11.22691	6,581
01/01/2017 to 12/31/2017	$11.22691	$14.81770	11,947
01/01/2018 to 12/31/2018	$14.81770	$12.51303	12,971
01/01/2019 to 12/31/2019	$12.51303	$16.10971	6,127
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92858	$10.74384	2,395
01/01/2011 to 12/31/2011	$10.74384	$9.15621	13,169
01/01/2012 to 12/31/2012	$9.15621	$10.41033	8,567
01/01/2013 to 12/31/2013	$10.41033	$12.11990	8,888
01/01/2014 to 12/31/2014	$12.11990	$11.01907	10,138
01/01/2015 to 12/31/2015	$11.01907	$10.82589	11,231
01/01/2016 to 12/31/2016	$10.82589	$10.61173	11,975
01/01/2017 to 12/31/2017	$10.61173	$12.70121	11,483
01/01/2018 to 12/31/2018	$12.70121	$10.37844	8,630
01/01/2019 to 12/31/2019	$10.37844	$12.13894	3,603

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00611	$10.54927	691
01/01/2011 to 12/31/2011	$10.54927	$11.56022	1,233,512
01/01/2012 to 12/31/2012	$11.56022	$12.32410	598,831
01/01/2013 to 12/31/2013	$12.32410	$11.62761	220,753
01/01/2014 to 12/31/2014	$11.62761	$12.09359	259,982
01/01/2015 to 12/31/2015	$12.09359	$11.92349	843,636
01/01/2016 to 12/31/2016	$11.92349	$12.10872	964,788
01/01/2017 to 12/31/2017	$12.10872	$12.30965	610,582
01/01/2018 to 12/31/2018	$12.30965	$11.96208	1,443,189
01/01/2019 to 12/31/2019	$11.96208	$12.96626	308,623
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97611	$10.81979	91,951
01/01/2011 to 12/31/2011	$10.81979	$10.48427	109,327
01/01/2012 to 12/31/2012	$10.48427	$11.60425	226,391
01/01/2013 to 12/31/2013	$11.60425	$13.14965	220,777
01/01/2014 to 12/31/2014	$13.14965	$13.62994	214,715
01/01/2015 to 12/31/2015	$13.62994	$13.14321	163,425
01/01/2016 to 12/31/2016	$13.14321	$13.47707	152,897
01/01/2017 to 12/31/2017	$13.47707	$15.36143	160,487
01/01/2018 to 12/31/2018	$15.36143	$13.86414	112,388
01/01/2019 to 12/31/2019	$13.86414	$16.13581	83,741
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92123	$10.50702	9,595
01/01/2011 to 12/31/2011	$10.50702	$9.30243	20,565
01/01/2012 to 12/31/2012	$9.30243	$11.05089	24,409
01/01/2013 to 12/31/2013	$11.05089	$12.42342	26,822
01/01/2014 to 12/31/2014	$12.42342	$11.33597	30,742
01/01/2015 to 12/31/2015	$11.33597	$10.73811	33,501
01/01/2016 to 12/31/2016	$10.73811	$10.66714	27,660
01/01/2017 to 12/31/2017	$10.66714	$13.47637	22,962
01/01/2018 to 12/31/2018	$13.47637	$10.83685	22,454
01/01/2019 to 12/31/2019	$10.83685	$13.43538	16,284
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99788	$10.53693	85,576
01/01/2011 to 12/31/2011	$10.53693	$10.29267	209,235
01/01/2012 to 12/31/2012	$10.29267	$11.10490	402,402
01/01/2013 to 12/31/2013	$11.10490	$12.01563	253,978
01/01/2014 to 12/31/2014	$12.01563	$12.34727	214,158
01/01/2015 to 12/31/2015	$12.34727	$12.01041	149,002
01/01/2016 to 12/31/2016	$12.01041	$12.15412	99,552
01/01/2017 to 12/31/2017	$12.15412	$13.28332	92,113
01/01/2018 to 12/31/2018	$13.28332	$12.27927	62,344
01/01/2019 to 12/31/2019	$12.27927	$13.71426	45,590
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97073	$10.72487	2,315
01/01/2011 to 12/31/2011	$10.72487	$10.52107	5,706
01/01/2012 to 12/31/2012	$10.52107	$11.80941	4,806
01/01/2013 to 12/31/2013	$11.80941	$15.70822	5,113
01/01/2014 to 12/31/2014	$15.70822	$16.76254	23,327
01/01/2015 to 12/31/2015	$16.76254	$18.07235	22,769
01/01/2016 to 12/31/2016	$18.07235	$17.35469	22,427
01/01/2017 to 12/31/2017	$17.35469	$22.97355	8,989
01/01/2018 to 12/31/2018	$22.97355	$22.02376	11,673
01/01/2019 to 12/31/2019	$22.02376	$28.45944	10,147

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99198	$11.25143	12,641
01/01/2011 to 12/31/2011	$11.25143	$10.86481	40,758
01/01/2012 to 12/31/2012	$10.86481	$11.88598	52,322
01/01/2013 to 12/31/2013	$11.88598	$15.82370	50,745
01/01/2014 to 12/31/2014	$15.82370	$17.05323	70,240
01/01/2015 to 12/31/2015	$17.05323	$18.29221	53,356
01/01/2016 to 12/31/2016	$18.29221	$18.82095	45,774
01/01/2017 to 12/31/2017	$18.82095	$24.39373	49,576
01/01/2018 to 12/31/2018	$24.39373	$23.12927	34,714
01/01/2019 to 12/31/2019	$23.12927	$29.66896	30,570
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98701	$10.84273	14,123
01/01/2011 to 12/31/2011	$10.84273	$10.23558	35,829
01/01/2012 to 12/31/2012	$10.23558	$12.27611	41,278
01/01/2013 to 12/31/2013	$12.27611	$15.26917	48,538
01/01/2014 to 12/31/2014	$15.26917	$15.42005	46,172
01/01/2015 to 12/31/2015	$15.42005	$14.80663	36,156
01/01/2016 to 12/31/2016	$14.80663	$15.45620	34,081
01/01/2017 to 12/31/2017	$15.45620	$18.65430	23,709
01/01/2018 to 12/31/2018	$18.65430	$16.43962	22,089
01/01/2019 to 12/31/2019	$16.43962	$20.81979	16,464
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99788	$10.25956	27,310
01/01/2013 to 12/31/2013	$10.25956	$11.88907	52,270
01/01/2014 to 12/31/2014	$11.88907	$12.18124	34,047
01/01/2015 to 12/31/2015	$12.18124	$11.72321	27,473
01/01/2016 to 12/31/2016	$11.72321	$11.91876	27,299
01/01/2017 to 12/31/2017	$11.91876	$13.53131	28,615
01/01/2018 to 12/31/2018	$13.53131	$12.09329	36,499
01/01/2019 to 12/31/2019	$12.09329	$14.46748	43,459
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99788	$10.81847	956
01/01/2011 to 12/31/2011	$10.81847	$10.48037	1,182
01/01/2012 to 12/31/2012	$10.48037	$11.95756	7,563
01/01/2013 to 12/31/2013	$11.95756	$15.93010	12,126
01/01/2014 to 12/31/2014	$15.93010	$16.87598	13,399
01/01/2015 to 12/31/2015	$16.87598	$17.63447	6,406
01/01/2016 to 12/31/2016	$17.63447	$17.51439	5,337
01/01/2017 to 12/31/2017	$17.51439	$22.31073	4,170
01/01/2018 to 12/31/2018	$22.31073	$22.20602	2,791
01/01/2019 to 12/31/2019	$22.20602	$29.81528	1,973
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99788	$10.16203	0
01/01/2013 to 12/31/2013	$10.16203	$13.31998	617
01/01/2014 to 12/31/2014	$13.31998	$14.30656	3,305
01/01/2015 to 12/31/2015	$14.30656	$13.84083	7,781
01/01/2016 to 12/31/2016	$13.84083	$15.30241	9,546
01/01/2017 to 12/31/2017	$15.30241	$17.49921	20,438
01/01/2018 to 12/31/2018	$17.49921	$15.31975	15,939
01/01/2019 to 12/31/2019	$15.31975	$19.31046	10,609

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01920	$11.36046	29,200
01/01/2011 to 12/31/2011	$11.36046	$10.74160	62,117
01/01/2012 to 12/31/2012	$10.74160	$12.52046	96,671
01/01/2013 to 12/31/2013	$12.52046	$16.12907	82,519
01/01/2014 to 12/31/2014	$16.12907	$17.52960	60,682
01/01/2015 to 12/31/2015	$17.52960	$16.11128	68,826
01/01/2016 to 12/31/2016	$16.11128	$15.95968	55,910
01/01/2017 to 12/31/2017	$15.95968	$19.76767	48,237
01/01/2018 to 12/31/2018	$19.76767	$18.42312	35,408
01/01/2019 to 12/31/2019	$18.42312	$23.36725	25,066
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99043	$11.18014	4,673
01/01/2011 to 12/31/2011	$11.18014	$10.62477	25,948
01/01/2012 to 12/31/2012	$10.62477	$12.12678	26,715
01/01/2013 to 12/31/2013	$12.12678	$16.78206	46,134
01/01/2014 to 12/31/2014	$16.78206	$18.68475	49,552
01/01/2015 to 12/31/2015	$18.68475	$17.18186	48,138
01/01/2016 to 12/31/2016	$17.18186	$19.79743	43,931
01/01/2017 to 12/31/2017	$19.79743	$21.95442	44,472
01/01/2018 to 12/31/2018	$21.95442	$17.87379	32,774
01/01/2019 to 12/31/2019	$17.87379	$21.07850	30,687
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93835	$11.61895	21,085
01/01/2011 to 12/31/2011	$11.61895	$9.02763	60,459
01/01/2012 to 12/31/2012	$9.02763	$10.37436	91,217
01/01/2013 to 12/31/2013	$10.37436	$10.13235	73,842
01/01/2014 to 12/31/2014	$10.13235	$9.41159	65,537
01/01/2015 to 12/31/2015	$9.41159	$7.63727	46,399
01/01/2016 to 12/31/2016	$7.63727	$8.36307	40,536
01/01/2017 to 12/31/2017	$8.36307	$10.30031	45,808
01/01/2018 to 12/31/2018	$10.30031	$8.62641	23,219
01/01/2019 to 12/31/2019	$8.62641	$9.52857	24,124
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98884	$10.54583	731,851
01/01/2011 to 12/31/2011	$10.54583	$10.37969	1,119,963
01/01/2012 to 12/31/2012	$10.37969	$11.16393	1,628,337
01/01/2013 to 12/31/2013	$11.16393	$11.88146	1,651,127
01/01/2014 to 12/31/2014	$11.88146	$12.24708	1,234,550
01/01/2015 to 12/31/2015	$12.24708	$11.95193	986,350
01/01/2016 to 12/31/2016	$11.95193	$12.29144	847,847
01/01/2017 to 12/31/2017	$12.29144	$13.19222	804,845
01/01/2018 to 12/31/2018	$13.19222	$12.48895	640,198
01/01/2019 to 12/31/2019	$12.48895	$13.96443	527,614
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01780	$10.05469	7,064
01/01/2012 to 12/31/2012	$10.05469	$10.49452	62,139
01/01/2013 to 12/31/2013	$10.49452	$9.99029	59,655
01/01/2014 to 12/31/2014	$9.99029	$10.32553	33,572
01/01/2015 to 12/31/2015	$10.32553	$10.03524	31,862
01/01/2016 to 12/31/2016	$10.03524	$10.19159	39,156
01/01/2017 to 12/31/2017	$10.19159	$10.49564	44,399
01/01/2018 to 12/31/2018	$10.49564	$10.14338	46,947
01/01/2019 to 12/31/2019	$10.14338	$10.84896	49,349

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96287	$11.45297	87,601
01/01/2011 to 12/31/2011	$11.45297	$10.46774	169,648
01/01/2012 to 12/31/2012	$10.46774	$11.51840	293,228
01/01/2013 to 12/31/2013	$11.51840	$13.13583	266,704
01/01/2014 to 12/31/2014	$13.13583	$13.97826	276,217
01/01/2015 to 12/31/2015	$13.97826	$13.53838	450,996
01/01/2016 to 12/31/2016	$13.53838	$14.52589	385,697
01/01/2017 to 12/31/2017	$14.52589	$16.43528	622,760
01/01/2018 to 12/31/2018	$16.43528	$14.79734	478,703
01/01/2019 to 12/31/2019	$14.79734	$17.18563	358,409
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99788	$10.83845	4,378
01/01/2011 to 12/31/2011	$10.83845	$10.92772	8,411
01/01/2012 to 12/31/2012	$10.92772	$12.65109	8,329
01/01/2013 to 12/31/2013	$12.65109	$16.32645	6,938
01/01/2014 to 12/31/2014	$16.32645	$18.64894	9,172
01/01/2015 to 12/31/2015	$18.64894	$18.73298	13,466
01/01/2016 to 12/31/2016	$18.73298	$20.96683	10,383
01/01/2017 to 12/31/2017	$20.96683	$24.98048	13,262
01/01/2018 to 12/31/2018	$24.98048	$22.33986	11,024
01/01/2019 to 12/31/2019	$22.33986	$27.09643	9,253
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99788	$8.84516	0
01/01/2012 to 12/31/2012	$8.84516	$9.75335	0
01/01/2013 to 12/31/2013	$9.75335	$11.63365	0
01/01/2014 to 12/31/2014	$11.63365	$12.07396	0
01/01/2015 to 12/31/2015	$12.07396	$11.78370	0
01/01/2016 to 12/31/2016	$11.78370	$12.20997	0
01/01/2017 to 12/31/2017	$12.20997	$14.06400	0
01/01/2018 to 12/31/2018	$14.06400	$12.80879	0
01/01/2019 to 12/31/2019	$12.80879	$15.12899	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97121	$12.09892	5,468
01/01/2011 to 12/31/2011	$12.09892	$10.24479	13,811
01/01/2012 to 12/31/2012	$10.24479	$11.98719	25,094
01/01/2013 to 12/31/2013	$11.98719	$16.44912	21,442
01/01/2014 to 12/31/2014	$16.44912	$16.82164	21,654
01/01/2015 to 12/31/2015	$16.82164	$16.61153	25,598
01/01/2016 to 12/31/2016	$16.61153	$17.43536	19,941
01/01/2017 to 12/31/2017	$17.43536	$21.69722	15,658
01/01/2018 to 12/31/2018	$21.69722	$18.84826	16,605
01/01/2019 to 12/31/2019	$18.84826	$25.06880	8,764
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96026	$12.55660	3,910
01/01/2011 to 12/31/2011	$12.55660	$12.11710	18,589
01/01/2012 to 12/31/2012	$12.11710	$13.24520	24,331
01/01/2013 to 12/31/2013	$13.24520	$17.44770	33,399
01/01/2014 to 12/31/2014	$17.44770	$17.65205	31,438
01/01/2015 to 12/31/2015	$17.65205	$17.33703	20,675
01/01/2016 to 12/31/2016	$17.33703	$18.93650	17,066
01/01/2017 to 12/31/2017	$18.93650	$22.86873	13,660
01/01/2018 to 12/31/2018	$22.86873	$20.40956	11,075
01/01/2019 to 12/31/2019	$20.40956	$25.87987	16,946

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96369	$11.41170	4,306
01/01/2011 to 12/31/2011	$11.41170	$10.45645	8,391
01/01/2012 to 12/31/2012	$10.45645	$12.03993	14,439
01/01/2013 to 12/31/2013	$12.03993	$16.12133	13,999
01/01/2014 to 12/31/2014	$16.12133	$16.53783	13,367
01/01/2015 to 12/31/2015	$16.53783	$15.42137	11,308
01/01/2016 to 12/31/2016	$15.42137	$19.41828	9,449
01/01/2017 to 12/31/2017	$19.41828	$20.31480	16,420
01/01/2018 to 12/31/2018	$20.31480	$16.41382	7,211
01/01/2019 to 12/31/2019	$16.41382	$19.51105	5,319
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99157	$10.64142	293,284
01/01/2011 to 12/31/2011	$10.64142	$10.57627	1,954,073
01/01/2012 to 12/31/2012	$10.57627	$11.69712	3,299,373
01/01/2013 to 12/31/2013	$11.69712	$13.31781	763,114
01/01/2014 to 12/31/2014	$13.31781	$13.74124	681,363
01/01/2015 to 12/31/2015	$13.74124	$13.39642	750,796
01/01/2016 to 12/31/2016	$13.39642	$14.04058	682,188
01/01/2017 to 12/31/2017	$14.04058	$15.79178	642,214
01/01/2018 to 12/31/2018	$15.79178	$14.56719	542,403
01/01/2019 to 12/31/2019	$14.56719	$17.15481	368,880
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97045	$11.08349	21,452
01/01/2011 to 12/31/2011	$11.08349	$10.61820	43,885
01/01/2012 to 12/31/2012	$10.61820	$12.16634	91,767
01/01/2013 to 12/31/2013	$12.16634	$17.07622	80,474
01/01/2014 to 12/31/2014	$17.07622	$18.02950	95,943
01/01/2015 to 12/31/2015	$18.02950	$19.25362	77,960
01/01/2016 to 12/31/2016	$19.25362	$19.27016	72,670
01/01/2017 to 12/31/2017	$19.27016	$25.89542	47,898
01/01/2018 to 12/31/2018	$25.89542	$26.20703	31,529
01/01/2019 to 12/31/2019	$26.20703	$32.74838	30,567
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98549	$10.61690	0
01/01/2011 to 12/31/2011	$10.61690	$10.29564	1,163
01/01/2012 to 12/31/2012	$10.29564	$11.37723	8,909
01/01/2013 to 12/31/2013	$11.37723	$14.92664	7,818
01/01/2014 to 12/31/2014	$14.92664	$14.77255	6,943
01/01/2015 to 12/31/2015	$14.77255	$13.52283	6,138
01/01/2016 to 12/31/2016	$13.52283	$13.98643	6,342
01/01/2017 to 12/31/2017	$13.98643	$15.88703	887
01/01/2018 to 12/31/2018	$15.88703	$13.97642	758
01/01/2019 to 12/31/2019	$13.97642	$17.15721	31,436
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85913	$11.42145	26,574
01/01/2011 to 12/31/2011	$11.42145	$9.47012	82,004
01/01/2012 to 12/31/2012	$9.47012	$9.56198	132,650
01/01/2013 to 12/31/2013	$9.56198	$10.75135	123,666
01/01/2014 to 12/31/2014	$10.75135	$9.60101	113,260
01/01/2015 to 12/31/2015	$9.60101	$7.55466	102,182
01/01/2016 to 12/31/2016	$7.55466	$9.17472	87,861
01/01/2017 to 12/31/2017	$9.17472	$9.86290	89,584
01/01/2018 to 12/31/2018	$9.86290	$8.00955	62,190
01/01/2019 to 12/31/2019	$8.00955	$9.12176	44,402

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97956	$10.26178	18,869
01/01/2011 to 12/31/2011	$10.26178	$10.41305	26,917
01/01/2012 to 12/31/2012	$10.41305	$10.67734	33,212
01/01/2013 to 12/31/2013	$10.67734	$10.01448	35,850
01/01/2014 to 12/31/2014	$10.01448	$9.81340	37,189
01/01/2015 to 12/31/2015	$9.81340	$9.12153	24,851
01/01/2016 to 12/31/2016	$9.12153	$9.27676	26,680
01/01/2017 to 12/31/2017	$9.27676	$9.22539	27,265
01/01/2018 to 12/31/2018	$9.22539	$9.16859	22,470
01/01/2019 to 12/31/2019	$9.16859	$9.07811	14,339
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98814	$11.44613	2,679
01/01/2011 to 12/31/2011	$11.44613	$10.76972	3,745
01/01/2012 to 12/31/2012	$10.76972	$12.42677	6,508
01/01/2013 to 12/31/2013	$12.42677	$16.03553	7,960
01/01/2014 to 12/31/2014	$16.03553	$17.96585	7,644
01/01/2015 to 12/31/2015	$17.96585	$16.35067	11,504
01/01/2016 to 12/31/2016	$16.35067	$18.16496	7,439
01/01/2017 to 12/31/2017	$18.16496	$20.98354	10,185
01/01/2018 to 12/31/2018	$20.98354	$17.06646	10,939
01/01/2019 to 12/31/2019	$17.06646	$19.81534	9,857
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99788	$8.78290	31,332
01/01/2012 to 12/31/2012	$8.78290	$9.50078	102,605
01/01/2013 to 12/31/2013	$9.50078	$11.15692	196,948
01/01/2014 to 12/31/2014	$11.15692	$11.47081	145,181
01/01/2015 to 12/31/2015	$11.47081	$11.10762	95,336
01/01/2016 to 12/31/2016	$11.10762	$11.53132	91,121
01/01/2017 to 12/31/2017	$11.53132	$12.76572	89,852
01/01/2018 to 12/31/2018	$12.76572	$11.81684	38,971
01/01/2019 to 12/31/2019	$11.81684	$13.88246	42,315
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99788	$10.35050	34,357
01/01/2011 to 12/31/2011	$10.35050	$10.69471	61,487
01/01/2012 to 12/31/2012	$10.69471	$11.24000	116,777
01/01/2013 to 12/31/2013	$11.24000	$10.78980	114,182
01/01/2014 to 12/31/2014	$10.78980	$11.27131	116,760
01/01/2015 to 12/31/2015	$11.27131	$11.11973	126,171
01/01/2016 to 12/31/2016	$11.11973	$11.39493	113,409
01/01/2017 to 12/31/2017	$11.39493	$11.80569	104,070
01/01/2018 to 12/31/2018	$11.80569	$11.24254	148,821
01/01/2019 to 12/31/2019	$11.24254	$12.30362	153,902
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II - Cliff M&E (2.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$12.34520	$12.95856	10,980
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	$15.89115	$17.25161	45,593
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	$13.22079	$14.18349	15,619
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$15.11052	$16.20528	29,665
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	$11.69591	$12.38231	5,055
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	$8.88235	$8.97058	4,260
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	$10.26298	$10.72575	26,978
AST Bond Portfolio 2019
03/19/2019 to 12/31/2019	$10.75062	$10.59931	0
AST Bond Portfolio 2020
03/19/2019 to 12/31/2019	$11.19716	$11.24391	481,606
AST Bond Portfolio 2021
03/19/2019 to 12/31/2019	$11.72994	$11.93305	596,810
AST Bond Portfolio 2022
03/19/2019 to 12/31/2019	$10.99614	$11.26334	40,443
AST Bond Portfolio 2023
03/19/2019 to 12/31/2019	$9.44718	$9.72805	10,485
AST Bond Portfolio 2024
03/19/2019 to 12/31/2019	$9.25406	$9.63508	31,324
AST Bond Portfolio 2025
03/19/2019 to 12/31/2019	$10.70789	$11.21814	57,857
AST Bond Portfolio 2026
03/19/2019 to 12/31/2019	$9.49892	$10.04678	239,398
AST Bond Portfolio 2027
03/19/2019 to 12/31/2019	$9.52431	$10.11935	395,207
AST Bond Portfolio 2028
03/19/2019 to 12/31/2019	$9.60912	$10.28887	35,126
AST Bond Portfolio 2029
03/19/2019 to 12/31/2019	$9.71057	$10.45995	28,606
AST Bond Portfolio 2030
03/19/2019 to 12/31/2019	$10.26978	$11.13127	46,284
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$16.46866	$17.79440	136,927
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	$16.04214	$18.23727	0
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	$15.79855	$17.11148	306
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	$19.68408	$22.17924	167
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	$13.84958	$14.98586	14,435
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	$12.39336	$13.14458	18,082

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.31272	$21.62539	3,453
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	$7.97701	$7.90727	5,661
AST High Yield Portfolio
03/19/2019 to 12/31/2019	$13.83849	$14.59558	604
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$19.89971	$21.52578	2,503
AST International Growth Portfolio
03/19/2019 to 12/31/2019	$14.05711	$15.86788	348
AST International Value Portfolio
03/19/2019 to 12/31/2019	$11.24902	$11.95660	98
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	$14.78819	$15.89420	4,080
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	$11.91659	$13.23425	405
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	$12.78705	$13.50900	8,711
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$25.25668	$28.03357	335
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$26.12553	$29.22468	5,756
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	$18.47790	$20.50762	8,210
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$13.00708	$14.29782	768
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	$25.42117	$29.36838	236
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$17.02797	$19.09285	40
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$21.09394	$23.01694	8,270
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.04279	$20.76283	3,330
AST Parametric Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$9.19036	$9.38527	1,497
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$13.00439	$13.75579	26,841
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	$10.18588	$10.71317	135
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$15.89483	$16.92762	283,859
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	$24.56736	$26.69036	2,787
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	$13.84213	$14.92822	0
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$22.54263	$24.69240	4,655
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$24.34332	$25.49207	4,352
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$18.26773	$19.21874	2,858
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$15.59603	$16.89784	61,914
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$29.57381	$32.25705	4,363

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$15.32238	$16.90012	1,367
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	$8.84226	$8.98513	1,336
AST Templeton Global Bond Portfolio
03/19/2019 to 12/31/2019	$9.32887	$8.94192	266
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$18.76096	$19.51844	2,829
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	$12.64632	$13.69808	3,805
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	$11.36978	$12.11908	22,389
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96700	$10.72366	14,796
01/01/2011 to 12/31/2011	$10.72366	$10.15189	10,827
01/01/2012 to 12/31/2012	$10.15189	$11.11296	5,779
01/01/2013 to 12/31/2013	$11.11296	$11.88536	3,725
01/01/2014 to 12/31/2014	$11.88536	$11.99986	1,487
01/01/2015 to 12/31/2015	$11.99986	$11.29417	1,923
01/01/2016 to 12/31/2016	$11.29417	$11.68032	2,867
01/01/2017 to 12/31/2017	$11.68032	$12.78972	1,583
01/01/2018 to 12/31/2018	$12.78972	$11.42418	576
01/01/2019 to 12/31/2019	$11.42418	$12.89381	76
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97769	$10.82881	11,460
01/01/2011 to 12/31/2011	$10.82881	$10.54338	8,150
01/01/2012 to 12/31/2012	$10.54338	$11.65245	5,525
01/01/2013 to 12/31/2013	$11.65245	$13.20831	3,632
01/01/2014 to 12/31/2014	$13.20831	$13.62968	1,564
01/01/2015 to 12/31/2015	$13.62968	$13.36129	1,900
01/01/2016 to 12/31/2016	$13.36129	$13.91825	2,493
01/01/2017 to 12/31/2017	$13.91825	$15.82794	1,381
01/01/2018 to 12/31/2018	$15.82794	$14.48426	467
01/01/2019 to 12/31/2019	$14.48426	$17.16516	0
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98677	$10.71579	5,627
01/01/2011 to 12/31/2011	$10.71579	$10.23226	3,799
01/01/2012 to 12/31/2012	$10.23226	$10.97355	3,643
01/01/2013 to 12/31/2013	$10.97355	$11.99941	4,070
01/01/2014 to 12/31/2014	$11.99941	$12.26924	4,761
01/01/2015 to 12/31/2015	$12.26924	$11.91209	3,998
01/01/2016 to 12/31/2016	$11.91209	$12.14307	3,548
01/01/2017 to 12/31/2017	$12.14307	$13.72719	4,668
01/01/2018 to 12/31/2018	$13.72719	$12.29278	3,027
01/01/2019 to 12/31/2019	$12.29278	$14.11230	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98796	$10.68235	11,196
01/01/2011 to 12/31/2011	$10.68235	$10.26283	16,878
01/01/2012 to 12/31/2012	$10.26283	$11.22520	11,503
01/01/2013 to 12/31/2013	$11.22520	$12.84311	5,250
01/01/2014 to 12/31/2014	$12.84311	$13.30447	3,854
01/01/2015 to 12/31/2015	$13.30447	$13.00016	1,831
01/01/2016 to 12/31/2016	$13.00016	$13.43988	800
01/01/2017 to 12/31/2017	$13.43988	$15.01980	4,180
01/01/2018 to 12/31/2018	$15.01980	$13.88382	900
01/01/2019 to 12/31/2019	$13.88382	$16.12386	362

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99771	$9.09799	557
01/01/2012 to 12/31/2012	$9.09799	$9.89982	0
01/01/2013 to 12/31/2013	$9.89982	$10.67248	4,717
01/01/2014 to 12/31/2014	$10.67248	$10.88710	4,586
01/01/2015 to 12/31/2015	$10.88710	$10.26996	15
01/01/2016 to 12/31/2016	$10.26996	$10.68352	8
01/01/2017 to 12/31/2017	$10.68352	$11.70097	13
01/01/2018 to 12/31/2018	$11.70097	$10.77686	0
01/01/2019 to 12/31/2019	$10.77686	$12.32732	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00713	$10.01555	12,555
01/01/2011 to 12/31/2011	$10.01555	$9.95961	6,956
01/01/2012 to 12/31/2012	$9.95961	$10.14002	5,512
01/01/2013 to 12/31/2013	$10.14002	$9.64682	5,136
01/01/2014 to 12/31/2014	$9.64682	$9.37250	0
01/01/2015 to 12/31/2015	$9.37250	$9.15881	0
01/01/2016 to 12/31/2016	$9.15881	$9.05325	0
01/01/2017 to 12/31/2017	$9.05325	$8.95516	0
01/01/2018 to 12/31/2018	$8.95516	$8.77255	0
01/01/2019 to 12/31/2019	$8.77255	$8.92571	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00606	$10.28652	8,105
01/01/2011 to 12/31/2011	$10.28652	$10.32213	4,446
01/01/2012 to 12/31/2012	$10.32213	$10.97353	3,523
01/01/2013 to 12/31/2013	$10.97353	$10.47566	3,091
01/01/2014 to 12/31/2014	$10.47566	$10.61868	0
01/01/2015 to 12/31/2015	$10.61868	$10.10899	0
01/01/2016 to 12/31/2016	$10.10899	$10.24733	0
01/01/2017 to 12/31/2017	$10.24733	$10.40096	1,609
01/01/2018 to 12/31/2018	$10.40096	$10.04670	402
01/01/2019 to 12/31/2019	$10.04670	$10.67180	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99771	$10.56226	0
01/01/2011 to 12/31/2011	$10.56226	$11.91326	0
01/01/2012 to 12/31/2012	$11.91326	$12.26395	0
01/01/2013 to 12/31/2013	$12.26395	$11.35048	0
01/01/2014 to 12/31/2014	$11.35048	$11.50911	0
01/01/2015 to 12/31/2015	$11.50911	$11.31259	0
01/01/2016 to 12/31/2016	$11.31259	$11.16139	0
01/01/2017 to 12/31/2017	$11.16139	$10.93787	0
01/01/2018 to 12/31/2018	$10.93787	$10.69557	18,086
01/01/2019 to 12/31/2019	$10.69557	$10.54697	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00853	$10.59284	0
01/01/2011 to 12/31/2011	$10.59284	$12.22622	0
01/01/2012 to 12/31/2012	$12.22622	$12.64076	0
01/01/2013 to 12/31/2013	$12.64076	$11.49213	4,114
01/01/2014 to 12/31/2014	$11.49213	$11.86449	9,386
01/01/2015 to 12/31/2015	$11.86449	$11.71439	3,480
01/01/2016 to 12/31/2016	$11.71439	$11.61581	3,732
01/01/2017 to 12/31/2017	$11.61581	$11.39718	0
01/01/2018 to 12/31/2018	$11.39718	$11.11434	0
01/01/2019 to 12/31/2019	$11.11434	$11.18680	8,536

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00746	$10.69390	0
01/01/2011 to 12/31/2011	$10.69390	$12.51181	30,456
01/01/2012 to 12/31/2012	$12.51181	$12.99385	21,994
01/01/2013 to 12/31/2013	$12.99385	$11.75179	0
01/01/2014 to 12/31/2014	$11.75179	$12.30644	32,423
01/01/2015 to 12/31/2015	$12.30644	$12.18138	9,838
01/01/2016 to 12/31/2016	$12.18138	$12.08811	9,673
01/01/2017 to 12/31/2017	$12.08811	$11.94236	0
01/01/2018 to 12/31/2018	$11.94236	$11.62009	0
01/01/2019 to 12/31/2019	$11.62009	$11.87318	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99771	$11.90464	29,958
01/01/2012 to 12/31/2012	$11.90464	$12.25361	39,959
01/01/2013 to 12/31/2013	$12.25361	$10.75527	6,167
01/01/2014 to 12/31/2014	$10.75527	$11.54418	6,115
01/01/2015 to 12/31/2015	$11.54418	$11.46210	36,297
01/01/2016 to 12/31/2016	$11.46210	$11.35124	71,272
01/01/2017 to 12/31/2017	$11.35124	$11.21311	1,475
01/01/2018 to 12/31/2018	$11.21311	$10.88705	1,312
01/01/2019 to 12/31/2019	$10.88705	$11.21141	1,308
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99695	$10.29814	0
01/01/2013 to 12/31/2013	$10.29814	$8.99349	2,668
01/01/2014 to 12/31/2014	$8.99349	$9.84987	1,511
01/01/2015 to 12/31/2015	$9.84987	$9.83846	0
01/01/2016 to 12/31/2016	$9.83846	$9.75135	0
01/01/2017 to 12/31/2017	$9.75135	$9.64468	0
01/01/2018 to 12/31/2018	$9.64468	$9.35332	0
01/01/2019 to 12/31/2019	$9.35332	$9.68824	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99847	$8.66486	0
01/01/2014 to 12/31/2014	$8.66486	$9.65617	0
01/01/2015 to 12/31/2015	$9.65617	$9.65740	0
01/01/2016 to 12/31/2016	$9.65740	$9.57144	0
01/01/2017 to 12/31/2017	$9.57144	$9.46556	3,083
01/01/2018 to 12/31/2018	$9.46556	$9.14473	54,242
01/01/2019 to 12/31/2019	$9.14473	$9.60077	6,971
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99847	$11.19362	389
01/01/2015 to 12/31/2015	$11.19362	$11.10340	2,434
01/01/2016 to 12/31/2016	$11.10340	$11.06565	0
01/01/2017 to 12/31/2017	$11.06565	$10.95909	0
01/01/2018 to 12/31/2018	$10.95909	$10.57775	43,141
01/01/2019 to 12/31/2019	$10.57775	$11.18370	18,414
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99847	$9.84167	0
01/01/2016 to 12/31/2016	$9.84167	$9.77040	2,396
01/01/2017 to 12/31/2017	$9.77040	$9.73247	2,100
01/01/2018 to 12/31/2018	$9.73247	$9.36500	2,361
01/01/2019 to 12/31/2019	$9.36500	$10.02089	14,956
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99695	$9.78417	1,041
01/01/2017 to 12/31/2017	$9.78417	$9.77132	939
01/01/2018 to 12/31/2018	$9.77132	$9.38163	0
01/01/2019 to 12/31/2019	$9.38163	$10.09866	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99694	$9.93970	0
01/01/2018 to 12/31/2018	$9.93970	$9.46628	0
01/01/2019 to 12/31/2019	$9.46628	$10.27282	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99694	$9.56802	0
01/01/2019 to 12/31/2019	$9.56802	$10.44926	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99847	$11.12548	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97688	$10.76246	643
01/01/2011 to 12/31/2011	$10.76246	$10.21302	24,342
01/01/2012 to 12/31/2012	$10.21302	$11.29456	12,090
01/01/2013 to 12/31/2013	$11.29456	$13.47532	44,223
01/01/2014 to 12/31/2014	$13.47532	$14.02148	27,407
01/01/2015 to 12/31/2015	$14.02148	$13.70864	1,397
01/01/2016 to 12/31/2016	$13.70864	$14.24399	1,507
01/01/2017 to 12/31/2017	$14.24399	$16.33179	38,435
01/01/2018 to 12/31/2018	$16.33179	$14.89271	13,147
01/01/2019 to 12/31/2019	$14.89271	$17.70545	24,087
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99771	$11.55149	0
01/01/2014 to 12/31/2014	$11.55149	$12.76281	0
01/01/2015 to 12/31/2015	$12.76281	$11.96851	0
01/01/2016 to 12/31/2016	$11.96851	$13.37403	0
01/01/2017 to 12/31/2017	$13.37403	$15.40114	2,191
01/01/2018 to 12/31/2018	$15.40114	$14.26167	511
01/01/2019 to 12/31/2019	$14.26167	$18.17355	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96938	$11.47011	0
01/01/2011 to 12/31/2011	$11.47011	$10.59309	0
01/01/2012 to 12/31/2012	$10.59309	$13.06256	0
01/01/2013 to 12/31/2013	$13.06256	$13.25567	0
01/01/2014 to 12/31/2014	$13.25567	$14.68609	0
01/01/2015 to 12/31/2015	$14.68609	$14.26942	0
01/01/2016 to 12/31/2016	$14.26942	$14.00220	0
01/01/2017 to 12/31/2017	$14.00220	$15.10075	0
01/01/2018 to 12/31/2018	$15.10075	$13.99156	0
01/01/2019 to 12/31/2019	$13.99156	$17.02579	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95910	$11.70896	366
01/01/2011 to 12/31/2011	$11.70896	$12.13801	0
01/01/2012 to 12/31/2012	$12.13801	$13.61543	0
01/01/2013 to 12/31/2013	$13.61543	$13.65589	0
01/01/2014 to 12/31/2014	$13.65589	$17.38605	0
01/01/2015 to 12/31/2015	$17.38605	$17.72708	0
01/01/2016 to 12/31/2016	$17.72708	$18.07115	0
01/01/2017 to 12/31/2017	$18.07115	$18.67324	0
01/01/2018 to 12/31/2018	$18.67324	$17.29349	0
01/01/2019 to 12/31/2019	$17.29349	$22.06814	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97519	$10.94313	6,176
01/01/2011 to 12/31/2011	$10.94313	$10.48257	3,355
01/01/2012 to 12/31/2012	$10.48257	$11.27790	2,678
01/01/2013 to 12/31/2013	$11.27790	$12.58678	162
01/01/2014 to 12/31/2014	$12.58678	$12.62646	268
01/01/2015 to 12/31/2015	$12.62646	$12.40085	153
01/01/2016 to 12/31/2016	$12.40085	$12.57358	76
01/01/2017 to 12/31/2017	$12.57358	$14.24306	102
01/01/2018 to 12/31/2018	$14.24306	$12.77656	53
01/01/2019 to 12/31/2019	$12.77656	$14.91041	26
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98745	$10.63219	941
01/01/2011 to 12/31/2011	$10.63219	$10.28798	0
01/01/2012 to 12/31/2012	$10.28798	$11.01804	0
01/01/2013 to 12/31/2013	$11.01804	$11.76744	48
01/01/2014 to 12/31/2014	$11.76744	$11.90634	31
01/01/2015 to 12/31/2015	$11.90634	$11.47359	13
01/01/2016 to 12/31/2016	$11.47359	$11.74527	7
01/01/2017 to 12/31/2017	$11.74527	$12.82641	12
01/01/2018 to 12/31/2018	$12.82641	$11.59152	0
01/01/2019 to 12/31/2019	$11.59152	$13.07887	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96434	$11.41620	596
01/01/2011 to 12/31/2011	$11.41620	$11.24738	217
01/01/2012 to 12/31/2012	$11.24738	$12.65369	223
01/01/2013 to 12/31/2013	$12.65369	$17.08207	0
01/01/2014 to 12/31/2014	$17.08207	$17.80809	0
01/01/2015 to 12/31/2015	$17.80809	$16.36681	0
01/01/2016 to 12/31/2016	$16.36681	$19.78783	0
01/01/2017 to 12/31/2017	$19.78783	$21.59089	0
01/01/2018 to 12/31/2018	$21.59089	$18.04099	0
01/01/2019 to 12/31/2019	$18.04099	$21.51651	0
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99771	$9.77948	0
01/01/2011 to 12/31/2011	$9.77948	$9.51316	0
01/01/2012 to 12/31/2012	$9.51316	$9.25176	0
01/01/2013 to 12/31/2013	$9.25176	$8.99738	0
01/01/2014 to 12/31/2014	$8.99738	$8.74997	0
01/01/2015 to 12/31/2015	$8.74997	$8.50940	0
01/01/2016 to 12/31/2016	$8.50940	$8.27606	0
01/01/2017 to 12/31/2017	$8.27606	$8.07653	0
01/01/2018 to 12/31/2018	$8.07653	$7.95534	0
01/01/2019 to 12/31/2019	$7.95534	$7.86747	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98368	$10.69330	835
01/01/2011 to 12/31/2011	$10.69330	$10.72976	381
01/01/2012 to 12/31/2012	$10.72976	$11.88182	396
01/01/2013 to 12/31/2013	$11.88182	$12.38479	0
01/01/2014 to 12/31/2014	$12.38479	$12.35226	0
01/01/2015 to 12/31/2015	$12.35226	$11.58442	0
01/01/2016 to 12/31/2016	$11.58442	$13.00125	0
01/01/2017 to 12/31/2017	$13.00125	$13.58939	0
01/01/2018 to 12/31/2018	$13.58939	$12.95118	0
01/01/2019 to 12/31/2019	$12.95118	$14.52209	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98970	$10.55041	0
01/01/2011 to 12/31/2011	$10.55041	$9.83148	1,720
01/01/2012 to 12/31/2012	$9.83148	$11.17513	996
01/01/2013 to 12/31/2013	$11.17513	$15.20013	1,329
01/01/2014 to 12/31/2014	$15.20013	$16.81409	0
01/01/2015 to 12/31/2015	$16.81409	$15.07030	609
01/01/2016 to 12/31/2016	$15.07030	$17.57158	0
01/01/2017 to 12/31/2017	$17.57158	$20.36979	0
01/01/2018 to 12/31/2018	$20.36979	$17.00338	0
01/01/2019 to 12/31/2019	$17.00338	$21.41786	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92854	$11.18449	0
01/01/2011 to 12/31/2011	$11.18449	$9.47146	0
01/01/2012 to 12/31/2012	$9.47146	$11.08653	0
01/01/2013 to 12/31/2013	$11.08653	$12.83645	0
01/01/2014 to 12/31/2014	$12.83645	$11.79377	0
01/01/2015 to 12/31/2015	$11.79377	$11.83050	0
01/01/2016 to 12/31/2016	$11.83050	$11.07121	0
01/01/2017 to 12/31/2017	$11.07121	$14.58230	0
01/01/2018 to 12/31/2018	$14.58230	$12.28865	0
01/01/2019 to 12/31/2019	$12.28865	$15.78831	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92841	$10.72599	0
01/01/2011 to 12/31/2011	$10.72599	$9.12230	1,763
01/01/2012 to 12/31/2012	$9.12230	$10.35044	1,111
01/01/2013 to 12/31/2013	$10.35044	$12.02540	1,610
01/01/2014 to 12/31/2014	$12.02540	$10.91075	0
01/01/2015 to 12/31/2015	$10.91075	$10.69743	871
01/01/2016 to 12/31/2016	$10.69743	$10.46436	1,877
01/01/2017 to 12/31/2017	$10.46436	$12.49919	1,800
01/01/2018 to 12/31/2018	$12.49919	$10.19223	658
01/01/2019 to 12/31/2019	$10.19223	$11.89665	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97595	$10.80195	409
01/01/2011 to 12/31/2011	$10.80195	$10.44554	97
01/01/2012 to 12/31/2012	$10.44554	$11.53760	122
01/01/2013 to 12/31/2013	$11.53760	$13.04727	44
01/01/2014 to 12/31/2014	$13.04727	$13.49604	28
01/01/2015 to 12/31/2015	$13.49604	$12.98737	275
01/01/2016 to 12/31/2016	$12.98737	$13.29018	6
01/01/2017 to 12/31/2017	$13.29018	$15.11747	10
01/01/2018 to 12/31/2018	$15.11747	$13.61580	0
01/01/2019 to 12/31/2019	$13.61580	$15.81419	0
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92106	$10.48980	0
01/01/2011 to 12/31/2011	$10.48980	$9.26818	0
01/01/2012 to 12/31/2012	$9.26818	$10.98758	0
01/01/2013 to 12/31/2013	$10.98758	$12.32685	0
01/01/2014 to 12/31/2014	$12.32685	$11.22470	0
01/01/2015 to 12/31/2015	$11.22470	$10.61084	0
01/01/2016 to 12/31/2016	$10.61084	$10.51919	0
01/01/2017 to 12/31/2017	$10.51919	$13.26240	0
01/01/2018 to 12/31/2018	$13.26240	$10.64273	0
01/01/2019 to 12/31/2019	$10.64273	$13.16778	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.51949	8,102
01/01/2011 to 12/31/2011	$10.51949	$10.25469	2,123
01/01/2012 to 12/31/2012	$10.25469	$11.04117	1,261
01/01/2013 to 12/31/2013	$11.04117	$11.92221	1,906
01/01/2014 to 12/31/2014	$11.92221	$12.22615	1,492
01/01/2015 to 12/31/2015	$12.22615	$11.86820	905
01/01/2016 to 12/31/2016	$11.86820	$11.98571	835
01/01/2017 to 12/31/2017	$11.98571	$13.07238	1,403
01/01/2018 to 12/31/2018	$13.07238	$12.05929	321
01/01/2019 to 12/31/2019	$12.05929	$13.44103	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97056	$10.70715	0
01/01/2011 to 12/31/2011	$10.70715	$10.48218	0
01/01/2012 to 12/31/2012	$10.48218	$11.74163	0
01/01/2013 to 12/31/2013	$11.74163	$15.58607	0
01/01/2014 to 12/31/2014	$15.58607	$16.59806	0
01/01/2015 to 12/31/2015	$16.59806	$17.85824	0
01/01/2016 to 12/31/2016	$17.85824	$17.11392	0
01/01/2017 to 12/31/2017	$17.11392	$22.60856	0
01/01/2018 to 12/31/2018	$22.60856	$21.62910	0
01/01/2019 to 12/31/2019	$21.62910	$27.89228	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99181	$11.23275	0
01/01/2011 to 12/31/2011	$11.23275	$10.82462	0
01/01/2012 to 12/31/2012	$10.82462	$11.81764	0
01/01/2013 to 12/31/2013	$11.81764	$15.70050	0
01/01/2014 to 12/31/2014	$15.70050	$16.88573	0
01/01/2015 to 12/31/2015	$16.88573	$18.07533	0
01/01/2016 to 12/31/2016	$18.07533	$18.55975	0
01/01/2017 to 12/31/2017	$18.55975	$24.00594	0
01/01/2018 to 12/31/2018	$24.00594	$22.71469	0
01/01/2019 to 12/31/2019	$22.71469	$29.07745	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98684	$10.82492	1,055
01/01/2011 to 12/31/2011	$10.82492	$10.19791	405
01/01/2012 to 12/31/2012	$10.19791	$12.20578	385
01/01/2013 to 12/31/2013	$12.20578	$15.15062	0
01/01/2014 to 12/31/2014	$15.15062	$15.26888	0
01/01/2015 to 12/31/2015	$15.26888	$14.63132	0
01/01/2016 to 12/31/2016	$14.63132	$15.24199	0
01/01/2017 to 12/31/2017	$15.24199	$18.35819	0
01/01/2018 to 12/31/2018	$18.35819	$16.14522	0
01/01/2019 to 12/31/2019	$16.14522	$20.40508	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99771	$10.24525	0
01/01/2013 to 12/31/2013	$10.24525	$11.84816	48
01/01/2014 to 12/31/2014	$11.84816	$12.11446	31
01/01/2015 to 12/31/2015	$12.11446	$11.63504	13
01/01/2016 to 12/31/2016	$11.63504	$11.80493	7
01/01/2017 to 12/31/2017	$11.80493	$13.37481	11
01/01/2018 to 12/31/2018	$13.37481	$11.92888	0
01/01/2019 to 12/31/2019	$11.92888	$14.24165	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.80059	0
01/01/2011 to 12/31/2011	$10.80059	$10.44170	0
01/01/2012 to 12/31/2012	$10.44170	$11.88889	0
01/01/2013 to 12/31/2013	$11.88889	$15.80610	0
01/01/2014 to 12/31/2014	$15.80610	$16.71032	0
01/01/2015 to 12/31/2015	$16.71032	$17.42562	0
01/01/2016 to 12/31/2016	$17.42562	$17.27151	0
01/01/2017 to 12/31/2017	$17.27151	$21.95638	0
01/01/2018 to 12/31/2018	$21.95638	$21.80823	0
01/01/2019 to 12/31/2019	$21.80823	$29.22116	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99771	$10.15434	0
01/01/2013 to 12/31/2013	$10.15434	$13.28266	0
01/01/2014 to 12/31/2014	$13.28266	$14.23729	0
01/01/2015 to 12/31/2015	$14.23729	$13.74561	0
01/01/2016 to 12/31/2016	$13.74561	$15.16601	0
01/01/2017 to 12/31/2017	$15.16601	$17.30783	0
01/01/2018 to 12/31/2018	$17.30783	$15.12088	0
01/01/2019 to 12/31/2019	$15.12088	$19.02065	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01903	$11.34173	1,002
01/01/2011 to 12/31/2011	$11.34173	$10.70195	383
01/01/2012 to 12/31/2012	$10.70195	$12.44853	378
01/01/2013 to 12/31/2013	$12.44853	$16.00348	0
01/01/2014 to 12/31/2014	$16.00348	$17.35744	0
01/01/2015 to 12/31/2015	$17.35744	$15.92030	0
01/01/2016 to 12/31/2016	$15.92030	$15.73815	0
01/01/2017 to 12/31/2017	$15.73815	$19.45355	0
01/01/2018 to 12/31/2018	$19.45355	$18.09291	0
01/01/2019 to 12/31/2019	$18.09291	$22.90133	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99026	$11.16162	0
01/01/2011 to 12/31/2011	$11.16162	$10.58549	1,617
01/01/2012 to 12/31/2012	$10.58549	$12.05705	935
01/01/2013 to 12/31/2013	$12.05705	$16.65147	1,201
01/01/2014 to 12/31/2014	$16.65147	$18.50134	0
01/01/2015 to 12/31/2015	$18.50134	$16.97827	0
01/01/2016 to 12/31/2016	$16.97827	$19.52280	1,089
01/01/2017 to 12/31/2017	$19.52280	$21.60569	1,063
01/01/2018 to 12/31/2018	$21.60569	$17.55366	367
01/01/2019 to 12/31/2019	$17.55366	$20.65842	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93818	$11.59963	0
01/01/2011 to 12/31/2011	$11.59963	$8.99411	0
01/01/2012 to 12/31/2012	$8.99411	$10.31451	0
01/01/2013 to 12/31/2013	$10.31451	$10.05322	0
01/01/2014 to 12/31/2014	$10.05322	$9.31891	0
01/01/2015 to 12/31/2015	$9.31891	$7.54656	0
01/01/2016 to 12/31/2016	$7.54656	$8.24682	0
01/01/2017 to 12/31/2017	$8.24682	$10.13652	0
01/01/2018 to 12/31/2018	$10.13652	$8.47169	0
01/01/2019 to 12/31/2019	$8.47169	$9.33853	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98867	$10.52841	20,195
01/01/2011 to 12/31/2011	$10.52841	$10.34140	17,281
01/01/2012 to 12/31/2012	$10.34140	$11.09980	9,964
01/01/2013 to 12/31/2013	$11.09980	$11.78897	3,128
01/01/2014 to 12/31/2014	$11.78897	$12.12687	2,381
01/01/2015 to 12/31/2015	$12.12687	$11.81034	1,228
01/01/2016 to 12/31/2016	$11.81034	$12.12097	760
01/01/2017 to 12/31/2017	$12.12097	$12.98281	676
01/01/2018 to 12/31/2018	$12.98281	$12.26539	444
01/01/2019 to 12/31/2019	$12.26539	$13.68635	430
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01763	$10.05117	195
01/01/2012 to 12/31/2012	$10.05117	$10.46916	1,295
01/01/2013 to 12/31/2013	$10.46916	$9.94579	0
01/01/2014 to 12/31/2014	$9.94579	$10.25860	0
01/01/2015 to 12/31/2015	$10.25860	$9.94976	0
01/01/2016 to 12/31/2016	$9.94976	$10.08414	0
01/01/2017 to 12/31/2017	$10.08414	$10.36371	0
01/01/2018 to 12/31/2018	$10.36371	$9.99517	0
01/01/2019 to 12/31/2019	$9.99517	$10.66857	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96270	$11.43400	8,549
01/01/2011 to 12/31/2011	$11.43400	$10.42906	25,952
01/01/2012 to 12/31/2012	$10.42906	$11.45211	12,675
01/01/2013 to 12/31/2013	$11.45211	$13.03341	45,794
01/01/2014 to 12/31/2014	$13.03341	$13.84084	28,057
01/01/2015 to 12/31/2015	$13.84084	$13.37784	1,763
01/01/2016 to 12/31/2016	$13.37784	$14.32425	1,590
01/01/2017 to 12/31/2017	$14.32425	$16.17402	40,787
01/01/2018 to 12/31/2018	$16.17402	$14.53219	13,851
01/01/2019 to 12/31/2019	$14.53219	$16.84303	24,101
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.82053	0
01/01/2011 to 12/31/2011	$10.82053	$10.88734	0
01/01/2012 to 12/31/2012	$10.88734	$12.57847	0
01/01/2013 to 12/31/2013	$12.57847	$16.19961	0
01/01/2014 to 12/31/2014	$16.19961	$18.46617	0
01/01/2015 to 12/31/2015	$18.46617	$18.51138	0
01/01/2016 to 12/31/2016	$18.51138	$20.67640	0
01/01/2017 to 12/31/2017	$20.67640	$24.58407	0
01/01/2018 to 12/31/2018	$24.58407	$21.94004	0
01/01/2019 to 12/31/2019	$21.94004	$26.55698	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99771	$8.83297	0
01/01/2012 to 12/31/2012	$8.83297	$9.71986	0
01/01/2013 to 12/31/2013	$9.71986	$11.56990	0
01/01/2014 to 12/31/2014	$11.56990	$11.98312	0
01/01/2015 to 12/31/2015	$11.98312	$11.67109	0
01/01/2016 to 12/31/2016	$11.67109	$12.06855	0
01/01/2017 to 12/31/2017	$12.06855	$13.87272	0
01/01/2018 to 12/31/2018	$13.87272	$12.60861	0
01/01/2019 to 12/31/2019	$12.60861	$14.86204	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97104	$12.07901	0
01/01/2011 to 12/31/2011	$12.07901	$10.20705	0
01/01/2012 to 12/31/2012	$10.20705	$11.91843	0
01/01/2013 to 12/31/2013	$11.91843	$16.32126	0
01/01/2014 to 12/31/2014	$16.32126	$16.65666	0
01/01/2015 to 12/31/2015	$16.65666	$16.41481	0
01/01/2016 to 12/31/2016	$16.41481	$17.19356	0
01/01/2017 to 12/31/2017	$17.19356	$21.35257	0
01/01/2018 to 12/31/2018	$21.35257	$18.51052	0
01/01/2019 to 12/31/2019	$18.51052	$24.56907	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96009	$12.53600	0
01/01/2011 to 12/31/2011	$12.53600	$12.07235	0
01/01/2012 to 12/31/2012	$12.07235	$13.16924	0
01/01/2013 to 12/31/2013	$13.16924	$17.31206	0
01/01/2014 to 12/31/2014	$17.31206	$17.47895	0
01/01/2015 to 12/31/2015	$17.47895	$17.13180	0
01/01/2016 to 12/31/2016	$17.13180	$18.67407	0
01/01/2017 to 12/31/2017	$18.67407	$22.50563	0
01/01/2018 to 12/31/2018	$22.50563	$20.04400	0
01/01/2019 to 12/31/2019	$20.04400	$25.36426	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96352	$11.39297	0
01/01/2011 to 12/31/2011	$11.39297	$10.41785	1,645
01/01/2012 to 12/31/2012	$10.41785	$11.97090	956
01/01/2013 to 12/31/2013	$11.97090	$15.99607	1,244
01/01/2014 to 12/31/2014	$15.99607	$16.37571	0
01/01/2015 to 12/31/2015	$16.37571	$15.23896	610
01/01/2016 to 12/31/2016	$15.23896	$19.14926	1,182
01/01/2017 to 12/31/2017	$19.14926	$19.99239	1,140
01/01/2018 to 12/31/2018	$19.99239	$16.11998	396
01/01/2019 to 12/31/2019	$16.11998	$19.12242	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99140	$10.62382	3,080
01/01/2011 to 12/31/2011	$10.62382	$10.53707	1,206
01/01/2012 to 12/31/2012	$10.53707	$11.62994	1,262
01/01/2013 to 12/31/2013	$11.62994	$13.21403	4,046
01/01/2014 to 12/31/2014	$13.21403	$13.60632	4,232
01/01/2015 to 12/31/2015	$13.60632	$13.23766	582
01/01/2016 to 12/31/2016	$13.23766	$13.84577	121
01/01/2017 to 12/31/2017	$13.84577	$15.54092	181
01/01/2018 to 12/31/2018	$15.54092	$14.30626	65
01/01/2019 to 12/31/2019	$14.30626	$16.81295	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97029	$11.06509	0
01/01/2011 to 12/31/2011	$11.06509	$10.57896	0
01/01/2012 to 12/31/2012	$10.57896	$12.09650	0
01/01/2013 to 12/31/2013	$12.09650	$16.94341	0
01/01/2014 to 12/31/2014	$16.94341	$17.85268	0
01/01/2015 to 12/31/2015	$17.85268	$19.02559	0
01/01/2016 to 12/31/2016	$19.02559	$19.00297	0
01/01/2017 to 12/31/2017	$19.00297	$25.48412	0
01/01/2018 to 12/31/2018	$25.48412	$25.73761	0
01/01/2019 to 12/31/2019	$25.73761	$32.09598	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98532	$10.59935	0
01/01/2011 to 12/31/2011	$10.59935	$10.25763	0
01/01/2012 to 12/31/2012	$10.25763	$11.31190	0
01/01/2013 to 12/31/2013	$11.31190	$14.81056	0
01/01/2014 to 12/31/2014	$14.81056	$14.62760	0
01/01/2015 to 12/31/2015	$14.62760	$13.36264	0
01/01/2016 to 12/31/2016	$13.36264	$13.79254	1,498
01/01/2017 to 12/31/2017	$13.79254	$15.63487	1,454
01/01/2018 to 12/31/2018	$15.63487	$13.72626	484
01/01/2019 to 12/31/2019	$13.72626	$16.81554	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85896	$11.40251	655
01/01/2011 to 12/31/2011	$11.40251	$9.43499	0
01/01/2012 to 12/31/2012	$9.43499	$9.50688	0
01/01/2013 to 12/31/2013	$9.50688	$10.66755	0
01/01/2014 to 12/31/2014	$10.66755	$9.50673	0
01/01/2015 to 12/31/2015	$9.50673	$7.46513	0
01/01/2016 to 12/31/2016	$7.46513	$9.04745	0
01/01/2017 to 12/31/2017	$9.04745	$9.70630	0
01/01/2018 to 12/31/2018	$9.70630	$7.86602	0
01/01/2019 to 12/31/2019	$7.86602	$8.93997	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97939	$10.24482	0
01/01/2011 to 12/31/2011	$10.24482	$10.37455	0
01/01/2012 to 12/31/2012	$10.37455	$10.61596	0
01/01/2013 to 12/31/2013	$10.61596	$9.93654	0
01/01/2014 to 12/31/2014	$9.93654	$9.71700	0
01/01/2015 to 12/31/2015	$9.71700	$9.01330	0
01/01/2016 to 12/31/2016	$9.01330	$9.14801	0
01/01/2017 to 12/31/2017	$9.14801	$9.07875	0
01/01/2018 to 12/31/2018	$9.07875	$9.00420	0
01/01/2019 to 12/31/2019	$9.00420	$8.89709	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98797	$11.42724	0
01/01/2011 to 12/31/2011	$11.42724	$10.72987	0
01/01/2012 to 12/31/2012	$10.72987	$12.35534	0
01/01/2013 to 12/31/2013	$12.35534	$15.91067	0
01/01/2014 to 12/31/2014	$15.91067	$17.78949	0
01/01/2015 to 12/31/2015	$17.78949	$16.15699	564
01/01/2016 to 12/31/2016	$16.15699	$17.91292	0
01/01/2017 to 12/31/2017	$17.91292	$20.65002	0
01/01/2018 to 12/31/2018	$20.65002	$16.76056	0
01/01/2019 to 12/31/2019	$16.76056	$19.42037	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99771	$8.77077	0
01/01/2012 to 12/31/2012	$8.77077	$9.46811	0
01/01/2013 to 12/31/2013	$9.46811	$11.09563	52
01/01/2014 to 12/31/2014	$11.09563	$11.38453	34
01/01/2015 to 12/31/2015	$11.38453	$11.00146	70,318
01/01/2016 to 12/31/2016	$11.00146	$11.39766	20,971
01/01/2017 to 12/31/2017	$11.39766	$12.59191	1,567
01/01/2018 to 12/31/2018	$12.59191	$11.63189	520
01/01/2019 to 12/31/2019	$11.63189	$13.63716	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.33336	1,650
01/01/2011 to 12/31/2011	$10.33336	$10.65525	536
01/01/2012 to 12/31/2012	$10.65525	$11.17547	589
01/01/2013 to 12/31/2013	$11.17547	$10.70590	0
01/01/2014 to 12/31/2014	$10.70590	$11.16093	0
01/01/2015 to 12/31/2015	$11.16093	$10.98822	0
01/01/2016 to 12/31/2016	$10.98822	$11.23709	0
01/01/2017 to 12/31/2017	$11.23709	$11.61831	0
01/01/2018 to 12/31/2018	$11.61831	$11.04128	658
01/01/2019 to 12/31/2019	$11.04128	$12.05853	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.21158	$10.05357	99,862
01/01/2011 to 12/31/2011	$10.05357	$9.68945	172,922
01/01/2012 to 12/31/2012	$9.68945	$10.79903	187,764
01/01/2013 to 12/31/2013	$10.79903	$11.75851	169,163
01/01/2014 to 12/31/2014	$11.75851	$12.08662	230,801
01/01/2015 to 12/31/2015	$12.08662	$11.58176	286,697
01/01/2016 to 12/31/2016	$11.58176	$12.19380	296,022
01/01/2017 to 12/31/2017	$12.19380	$13.59275	280,237
01/01/2018 to 12/31/2018	$13.59275	$12.36263	241,676
01/01/2019 to 12/31/2019	$12.36263	$14.20530	238,428
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.62166	$10.59254	0
01/01/2011 to 12/31/2011	$10.59254	$10.49952	36,272
01/01/2012 to 12/31/2012	$10.49952	$11.81435	79,091
01/01/2013 to 12/31/2013	$11.81435	$13.63409	158,790
01/01/2014 to 12/31/2014	$13.63409	$14.32368	180,239
01/01/2015 to 12/31/2015	$14.32368	$14.29579	206,753
01/01/2016 to 12/31/2016	$14.29579	$15.16031	258,359
01/01/2017 to 12/31/2017	$15.16031	$17.55127	276,330
01/01/2018 to 12/31/2018	$17.55127	$16.35373	293,477
01/01/2019 to 12/31/2019	$16.35373	$19.73136	269,061
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.17833	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	5,942
01/01/2012 to 12/31/2012	$9.71160	$10.60403	50,477
01/01/2013 to 12/31/2013	$10.60403	$11.80510	62,149
01/01/2014 to 12/31/2014	$11.80510	$12.28896	69,809
01/01/2015 to 12/31/2015	$12.28896	$12.14719	72,169
01/01/2016 to 12/31/2016	$12.14719	$12.60617	100,956
01/01/2017 to 12/31/2017	$12.60617	$14.50774	139,717
01/01/2018 to 12/31/2018	$14.50774	$13.22832	137,096
01/01/2019 to 12/31/2019	$13.22832	$15.46111	147,025
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.59345	$10.40804	226,307
01/01/2011 to 12/31/2011	$10.40804	$10.17985	366,569
01/01/2012 to 12/31/2012	$10.17985	$11.33645	524,542
01/01/2013 to 12/31/2013	$11.33645	$13.20498	566,259
01/01/2014 to 12/31/2014	$13.20498	$13.92690	843,587
01/01/2015 to 12/31/2015	$13.92690	$13.85466	1,049,212
01/01/2016 to 12/31/2016	$13.85466	$14.58164	1,373,384
01/01/2017 to 12/31/2017	$14.58164	$16.58958	1,583,679
01/01/2018 to 12/31/2018	$16.58958	$15.61408	1,661,615
01/01/2019 to 12/31/2019	$15.61408	$18.46124	1,774,057

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$11.59596	$11.77276	96,945
01/01/2011 to 12/31/2011	$11.77276	$11.91843	101,716
01/01/2012 to 12/31/2012	$11.91843	$12.35443	57,567
01/01/2013 to 12/31/2013	$12.35443	$11.96593	61,513
01/01/2014 to 12/31/2014	$11.96593	$11.83586	56,087
01/01/2015 to 12/31/2015	$11.83586	$11.77554	95,573
01/01/2016 to 12/31/2016	$11.77554	$11.85025	101,282
01/01/2017 to 12/31/2017	$11.85025	$11.93304	177,391
01/01/2018 to 12/31/2018	$11.93304	$11.90270	280,925
01/01/2019 to 12/31/2019	$11.90270	$12.32937	290,821
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$12.05882	$12.57524	35,839
01/01/2011 to 12/31/2011	$12.57524	$12.84647	42,310
01/01/2012 to 12/31/2012	$12.84647	$13.90489	141,041
01/01/2013 to 12/31/2013	$13.90489	$13.51422	157,940
01/01/2014 to 12/31/2014	$13.51422	$13.94662	156,494
01/01/2015 to 12/31/2015	$13.94662	$13.51743	159,560
01/01/2016 to 12/31/2016	$13.51743	$13.94960	163,286
01/01/2017 to 12/31/2017	$13.94960	$14.41424	156,940
01/01/2018 to 12/31/2018	$14.41424	$14.17661	155,240
01/01/2019 to 12/31/2019	$14.17661	$15.33112	170,125
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.02993	$9.88109	85,112
01/01/2011 to 12/31/2011	$9.88109	$9.54594	115,629
01/01/2012 to 12/31/2012	$9.54594	$10.74833	85,759
01/01/2013 to 12/31/2013	$10.74833	$13.05551	147,135
01/01/2014 to 12/31/2014	$13.05551	$13.83039	261,580
01/01/2015 to 12/31/2015	$13.83039	$13.76649	412,131
01/01/2016 to 12/31/2016	$13.76649	$14.56220	531,059
01/01/2017 to 12/31/2017	$14.56220	$16.99771	642,736
01/01/2018 to 12/31/2018	$16.99771	$15.78215	717,176
01/01/2019 to 12/31/2019	$15.78215	$19.10225	788,216
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$8.36448	$9.76197	137
01/01/2011 to 12/31/2011	$9.76197	$9.17833	541
01/01/2012 to 12/31/2012	$9.17833	$11.52315	1,910
01/01/2013 to 12/31/2013	$11.52315	$11.90508	5,835
01/01/2014 to 12/31/2014	$11.90508	$13.42844	9,633
01/01/2015 to 12/31/2015	$13.42844	$13.28358	9,943
01/01/2016 to 12/31/2016	$13.28358	$13.26990	23,866
01/01/2017 to 12/31/2017	$13.26990	$14.56915	23,573
01/01/2018 to 12/31/2018	$14.56915	$13.74481	23,009
01/01/2019 to 12/31/2019	$13.74481	$17.02803	24,798
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$7.01097	$8.36127	3,255
01/01/2011 to 12/31/2011	$8.36127	$8.82419	4,845
01/01/2012 to 12/31/2012	$8.82419	$10.07765	33,808
01/01/2013 to 12/31/2013	$10.07765	$10.29050	28,693
01/01/2014 to 12/31/2014	$10.29050	$13.33818	33,765
01/01/2015 to 12/31/2015	$13.33818	$13.84584	49,429
01/01/2016 to 12/31/2016	$13.84584	$14.36896	61,695
01/01/2017 to 12/31/2017	$14.36896	$15.11555	58,323
01/01/2018 to 12/31/2018	$15.11555	$14.25356	59,512
01/01/2019 to 12/31/2019	$14.25356	$18.51789	60,285

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$8.71680	$9.70021	34,782
01/01/2011 to 12/31/2011	$9.70021	$9.45972	70,843
01/01/2012 to 12/31/2012	$9.45972	$10.36217	125,844
01/01/2013 to 12/31/2013	$10.36217	$11.77393	141,532
01/01/2014 to 12/31/2014	$11.77393	$12.02477	146,745
01/01/2015 to 12/31/2015	$12.02477	$12.02372	175,869
01/01/2016 to 12/31/2016	$12.02372	$12.41117	191,548
01/01/2017 to 12/31/2017	$12.41117	$14.31272	207,742
01/01/2018 to 12/31/2018	$14.31272	$13.07285	192,111
01/01/2019 to 12/31/2019	$13.07285	$15.53206	198,626
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.56227	$10.32606	7,551
01/01/2011 to 12/31/2011	$10.32606	$10.17206	13,151
01/01/2012 to 12/31/2012	$10.17206	$11.09154	67,208
01/01/2013 to 12/31/2013	$11.09154	$12.06017	27,028
01/01/2014 to 12/31/2014	$12.06017	$12.42331	62,516
01/01/2015 to 12/31/2015	$12.42331	$12.18843	73,646
01/01/2016 to 12/31/2016	$12.18843	$12.70214	98,929
01/01/2017 to 12/31/2017	$12.70214	$14.12146	96,526
01/01/2018 to 12/31/2018	$14.12146	$12.99418	83,476
01/01/2019 to 12/31/2019	$12.99418	$14.92684	85,776
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$10.39331	$12.07909	1,114
01/01/2011 to 12/31/2011	$12.07909	$12.11532	1,906
01/01/2012 to 12/31/2012	$12.11532	$13.87726	4,328
01/01/2013 to 12/31/2013	$13.87726	$19.07270	10,593
01/01/2014 to 12/31/2014	$19.07270	$20.24314	14,911
01/01/2015 to 12/31/2015	$20.24314	$18.94153	28,415
01/01/2016 to 12/31/2016	$18.94153	$23.31383	35,607
01/01/2017 to 12/31/2017	$23.31383	$25.89693	38,501
01/01/2018 to 12/31/2018	$25.89693	$22.03326	44,443
01/01/2019 to 12/31/2019	$22.03326	$26.75324	46,090
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$10.35524	$10.27485	23,603
01/01/2011 to 12/31/2011	$10.27485	$10.17598	28,226
01/01/2012 to 12/31/2012	$10.17598	$10.07626	137,020
01/01/2013 to 12/31/2013	$10.07626	$9.97714	122,291
01/01/2014 to 12/31/2014	$9.97714	$9.87852	250,708
01/01/2015 to 12/31/2015	$9.87852	$9.78032	270,947
01/01/2016 to 12/31/2016	$9.78032	$9.68399	281,767
01/01/2017 to 12/31/2017	$9.68399	$9.62117	396,090
01/01/2018 to 12/31/2018	$9.62117	$9.64920	275,729
01/01/2019 to 12/31/2019	$9.64920	$9.71522	182,453
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$10.19862	$11.08074	18,004
01/01/2011 to 12/31/2011	$11.08074	$11.31919	24,364
01/01/2012 to 12/31/2012	$11.31919	$12.76194	53,227
01/01/2013 to 12/31/2013	$12.76194	$13.54280	47,007
01/01/2014 to 12/31/2014	$13.54280	$13.75166	62,152
01/01/2015 to 12/31/2015	$13.75166	$13.13027	80,541
01/01/2016 to 12/31/2016	$13.13027	$15.00201	109,170
01/01/2017 to 12/31/2017	$15.00201	$15.96360	109,039
01/01/2018 to 12/31/2018	$15.96360	$15.49079	124,974
01/01/2019 to 12/31/2019	$15.49079	$17.68393	125,024

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.05289	$7.55590	197
01/01/2011 to 12/31/2011	$7.55590	$7.16817	1,094
01/01/2012 to 12/31/2012	$7.16817	$8.29561	14,852
01/01/2013 to 12/31/2013	$8.29561	$11.48738	31,898
01/01/2014 to 12/31/2014	$11.48738	$12.93708	42,358
01/01/2015 to 12/31/2015	$12.93708	$11.80525	49,990
01/01/2016 to 12/31/2016	$11.80525	$14.01298	61,709
01/01/2017 to 12/31/2017	$14.01298	$16.53743	85,467
01/01/2018 to 12/31/2018	$16.53743	$14.05575	103,948
01/01/2019 to 12/31/2019	$14.05575	$18.02518	107,832
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$7.89173	$9.01789	458
01/01/2011 to 12/31/2011	$9.01789	$7.77483	437
01/01/2012 to 12/31/2012	$7.77483	$9.26557	8,321
01/01/2013 to 12/31/2013	$9.26557	$10.92201	15,690
01/01/2014 to 12/31/2014	$10.92201	$10.21646	15,533
01/01/2015 to 12/31/2015	$10.21646	$10.43383	19,369
01/01/2016 to 12/31/2016	$10.43383	$9.94030	16,568
01/01/2017 to 12/31/2017	$9.94030	$13.32866	20,148
01/01/2018 to 12/31/2018	$13.32866	$11.43688	25,328
01/01/2019 to 12/31/2019	$11.43688	$14.95971	29,398
AST International Value Portfolio
03/15/2010 to 12/31/2010	$8.37612	$9.17929	607
01/01/2011 to 12/31/2011	$9.17929	$7.94794	1,773
01/01/2012 to 12/31/2012	$7.94794	$9.18156	3,131
01/01/2013 to 12/31/2013	$9.18156	$10.86035	7,431
01/01/2014 to 12/31/2014	$10.86035	$10.03208	9,404
01/01/2015 to 12/31/2015	$10.03208	$10.01389	11,194
01/01/2016 to 12/31/2016	$10.01389	$9.97240	10,720
01/01/2017 to 12/31/2017	$9.97240	$12.12628	12,615
01/01/2018 to 12/31/2018	$12.12628	$10.06836	9,185
01/01/2019 to 12/31/2019	$10.06836	$11.96465	9,097
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.22779	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	1,208
01/01/2012 to 12/31/2012	$9.97825	$11.22134	27,647
01/01/2013 to 12/31/2013	$11.22134	$12.91910	27,963
01/01/2014 to 12/31/2014	$12.91910	$13.60521	34,332
01/01/2015 to 12/31/2015	$13.60521	$13.32949	53,555
01/01/2016 to 12/31/2016	$13.32949	$13.88622	58,208
01/01/2017 to 12/31/2017	$13.88622	$16.08024	65,148
01/01/2018 to 12/31/2018	$16.08024	$14.74659	61,814
01/01/2019 to 12/31/2019	$14.74659	$17.43752	95,993
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$8.48153	$9.09678	10,379
01/01/2011 to 12/31/2011	$9.09678	$8.18270	11,011
01/01/2012 to 12/31/2012	$8.18270	$9.87658	14,182
01/01/2013 to 12/31/2013	$9.87658	$11.28094	28,745
01/01/2014 to 12/31/2014	$11.28094	$10.45830	71,525
01/01/2015 to 12/31/2015	$10.45830	$10.06541	106,352
01/01/2016 to 12/31/2016	$10.06541	$10.15840	111,320
01/01/2017 to 12/31/2017	$10.15840	$13.03844	128,328
01/01/2018 to 12/31/2018	$13.03844	$10.65367	196,763
01/01/2019 to 12/31/2019	$10.65367	$13.41967	171,119

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.98079	$10.65289	41,076
01/01/2011 to 12/31/2011	$10.65289	$10.57215	44,156
01/01/2012 to 12/31/2012	$10.57215	$11.58947	68,595
01/01/2013 to 12/31/2013	$11.58947	$12.74066	67,156
01/01/2014 to 12/31/2014	$12.74066	$13.30181	88,614
01/01/2015 to 12/31/2015	$13.30181	$13.14611	89,830
01/01/2016 to 12/31/2016	$13.14611	$13.51574	125,636
01/01/2017 to 12/31/2017	$13.51574	$15.00708	141,975
01/01/2018 to 12/31/2018	$15.00708	$14.09612	134,968
01/01/2019 to 12/31/2019	$14.09612	$15.99541	138,165
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.42072	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	518
01/01/2013 to 12/31/2013	$12.90295	$17.43738	5,435
01/01/2014 to 12/31/2014	$17.43738	$18.90555	8,490
01/01/2015 to 12/31/2015	$18.90555	$20.70893	10,511
01/01/2016 to 12/31/2016	$20.70893	$20.20390	10,182
01/01/2017 to 12/31/2017	$20.20390	$27.17167	14,178
01/01/2018 to 12/31/2018	$27.17167	$26.46778	16,937
01/01/2019 to 12/31/2019	$26.46778	$34.74953	20,499
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$8.54885	$9.74903	6,413
01/01/2011 to 12/31/2011	$9.74903	$9.56442	5,154
01/01/2012 to 12/31/2012	$9.56442	$10.63120	48,310
01/01/2013 to 12/31/2013	$10.63120	$14.37959	35,153
01/01/2014 to 12/31/2014	$14.37959	$15.74482	73,599
01/01/2015 to 12/31/2015	$15.74482	$17.15902	82,680
01/01/2016 to 12/31/2016	$17.15902	$17.93663	79,915
01/01/2017 to 12/31/2017	$17.93663	$23.61802	104,767
01/01/2018 to 12/31/2018	$23.61802	$22.75449	128,715
01/01/2019 to 12/31/2019	$22.75449	$29.65526	119,761
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.40326	$10.33903	12,339
01/01/2011 to 12/31/2011	$10.33903	$9.91614	18,473
01/01/2012 to 12/31/2012	$9.91614	$12.08368	28,565
01/01/2013 to 12/31/2013	$12.08368	$15.27018	35,474
01/01/2014 to 12/31/2014	$15.27018	$15.66783	48,968
01/01/2015 to 12/31/2015	$15.66783	$15.28549	63,770
01/01/2016 to 12/31/2016	$15.28549	$16.21071	73,574
01/01/2017 to 12/31/2017	$16.21071	$19.87703	102,439
01/01/2018 to 12/31/2018	$19.87703	$17.79928	108,751
01/01/2019 to 12/31/2019	$17.79928	$22.90247	107,745
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	16,117
01/01/2013 to 12/31/2013	$10.37057	$12.20998	8,126
01/01/2014 to 12/31/2014	$12.20998	$12.71038	13,083
01/01/2015 to 12/31/2015	$12.71038	$12.42824	15,806
01/01/2016 to 12/31/2016	$12.42824	$12.83725	25,969
01/01/2017 to 12/31/2017	$12.83725	$14.80668	26,954
01/01/2018 to 12/31/2018	$14.80668	$13.44632	22,681
01/01/2019 to 12/31/2019	$13.44632	$16.34372	74,074

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.16894	$10.04775	2,559
01/01/2011 to 12/31/2011	$10.04775	$9.88927	3,386
01/01/2012 to 12/31/2012	$9.88927	$11.46400	5,224
01/01/2013 to 12/31/2013	$11.46400	$15.51686	16,702
01/01/2014 to 12/31/2014	$15.51686	$16.70138	32,940
01/01/2015 to 12/31/2015	$16.70138	$17.73141	52,858
01/01/2016 to 12/31/2016	$17.73141	$17.89169	66,755
01/01/2017 to 12/31/2017	$17.89169	$23.15489	77,695
01/01/2018 to 12/31/2018	$23.15489	$23.41734	98,238
01/01/2019 to 12/31/2019	$23.41734	$31.94467	95,673
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.82378	$12.42903	782
01/01/2011 to 12/31/2011	$12.42903	$11.93976	1,490
01/01/2012 to 12/31/2012	$11.93976	$14.14015	10,307
01/01/2013 to 12/31/2013	$14.14015	$18.50694	16,778
01/01/2014 to 12/31/2014	$18.50694	$20.43596	21,586
01/01/2015 to 12/31/2015	$20.43596	$19.08331	59,327
01/01/2016 to 12/31/2016	$19.08331	$19.20543	63,514
01/01/2017 to 12/31/2017	$19.20543	$24.16719	79,947
01/01/2018 to 12/31/2018	$24.16719	$22.88626	98,056
01/01/2019 to 12/31/2019	$22.88626	$29.49267	101,734
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.80555	$9.97960	10,171
01/01/2011 to 12/31/2011	$9.97960	$9.63540	10,393
01/01/2012 to 12/31/2012	$9.63540	$11.17393	15,841
01/01/2013 to 12/31/2013	$11.17393	$15.71072	36,628
01/01/2014 to 12/31/2014	$15.71072	$17.77178	44,348
01/01/2015 to 12/31/2015	$17.77178	$16.60400	54,248
01/01/2016 to 12/31/2016	$16.60400	$19.43671	60,770
01/01/2017 to 12/31/2017	$19.43671	$21.89837	74,157
01/01/2018 to 12/31/2018	$21.89837	$18.11547	87,816
01/01/2019 to 12/31/2019	$18.11547	$21.70530	83,900
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.42481	$11.15868	125
01/01/2011 to 12/31/2011	$11.15868	$8.80869	2,616
01/01/2012 to 12/31/2012	$8.80869	$10.28504	3,295
01/01/2013 to 12/31/2013	$10.28504	$10.20593	18,822
01/01/2014 to 12/31/2014	$10.20593	$9.63174	22,153
01/01/2015 to 12/31/2015	$9.63174	$7.94129	23,602
01/01/2016 to 12/31/2016	$7.94129	$8.83470	26,731
01/01/2017 to 12/31/2017	$8.83470	$11.05480	36,278
01/01/2018 to 12/31/2018	$11.05480	$9.40746	33,283
01/01/2019 to 12/31/2019	$9.40746	$10.55768	26,904
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$10.43492	$11.15697	108,923
01/01/2011 to 12/31/2011	$11.15697	$11.15675	207,615
01/01/2012 to 12/31/2012	$11.15675	$12.19226	449,309
01/01/2013 to 12/31/2013	$12.19226	$13.18351	433,397
01/01/2014 to 12/31/2014	$13.18351	$13.80684	626,045
01/01/2015 to 12/31/2015	$13.80684	$13.68969	718,355
01/01/2016 to 12/31/2016	$13.68969	$14.30327	825,544
01/01/2017 to 12/31/2017	$14.30327	$15.59655	983,931
01/01/2018 to 12/31/2018	$15.59655	$15.00285	894,586
01/01/2019 to 12/31/2019	$15.00285	$17.04382	941,208

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$8.29398	$9.65573	34,201
01/01/2011 to 12/31/2011	$9.65573	$8.96603	49,820
01/01/2012 to 12/31/2012	$8.96603	$10.02421	61,112
01/01/2013 to 12/31/2013	$10.02421	$11.61472	94,352
01/01/2014 to 12/31/2014	$11.61472	$12.55744	195,413
01/01/2015 to 12/31/2015	$12.55744	$12.35696	264,830
01/01/2016 to 12/31/2016	$12.35696	$13.46983	281,928
01/01/2017 to 12/31/2017	$13.46983	$15.48350	579,941
01/01/2018 to 12/31/2018	$15.48350	$14.16509	601,960
01/01/2019 to 12/31/2019	$14.16509	$16.71458	563,955
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$7.87538	$8.64622	0
01/01/2011 to 12/31/2011	$8.64622	$8.85664	491
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,912
01/01/2013 to 12/31/2013	$10.41779	$13.65949	8,717
01/01/2014 to 12/31/2014	$13.65949	$15.85219	20,322
01/01/2015 to 12/31/2015	$15.85219	$16.17865	28,273
01/01/2016 to 12/31/2016	$16.17865	$18.39686	44,915
01/01/2017 to 12/31/2017	$18.39686	$22.26804	47,201
01/01/2018 to 12/31/2018	$22.26804	$20.23491	57,393
01/01/2019 to 12/31/2019	$20.23491	$24.93613	60,624
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	21,087
01/01/2013 to 12/31/2013	$10.01604	$12.13798	25,309
01/01/2014 to 12/31/2014	$12.13798	$12.79898	15,325
01/01/2015 to 12/31/2015	$12.79898	$12.69136	93,053
01/01/2016 to 12/31/2016	$12.69136	$13.36031	201,968
01/01/2017 to 12/31/2017	$13.36031	$15.63441	221,992
01/01/2018 to 12/31/2018	$15.63441	$14.46842	278,782
01/01/2019 to 12/31/2019	$14.46842	$17.36278	179,321
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$8.47880	$10.41905	2,949
01/01/2011 to 12/31/2011	$10.41905	$8.96343	2,264
01/01/2012 to 12/31/2012	$8.96343	$10.65604	9,161
01/01/2013 to 12/31/2013	$10.65604	$14.85632	15,705
01/01/2014 to 12/31/2014	$14.85632	$15.43593	19,852
01/01/2015 to 12/31/2015	$15.43593	$15.48715	29,778
01/01/2016 to 12/31/2016	$15.48715	$16.51462	32,216
01/01/2017 to 12/31/2017	$16.51462	$20.87920	46,248
01/01/2018 to 12/31/2018	$20.87920	$18.42985	62,800
01/01/2019 to 12/31/2019	$18.42985	$24.90454	65,318
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.44921	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	819
01/01/2012 to 12/31/2012	$11.82778	$13.13644	5,376
01/01/2013 to 12/31/2013	$13.13644	$17.58113	12,287
01/01/2014 to 12/31/2014	$17.58113	$18.07191	13,769
01/01/2015 to 12/31/2015	$18.07191	$18.03357	12,680
01/01/2016 to 12/31/2016	$18.03357	$20.01168	20,627
01/01/2017 to 12/31/2017	$20.01168	$24.55270	24,216
01/01/2018 to 12/31/2018	$24.55270	$22.26553	15,944
01/01/2019 to 12/31/2019	$22.26553	$28.68509	21,046

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.88037	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	680
01/01/2012 to 12/31/2012	$9.58913	$11.21832	7,416
01/01/2013 to 12/31/2013	$11.21832	$15.26149	17,249
01/01/2014 to 12/31/2014	$15.26149	$15.90635	18,760
01/01/2015 to 12/31/2015	$15.90635	$15.07015	20,694
01/01/2016 to 12/31/2016	$15.07015	$19.27868	20,881
01/01/2017 to 12/31/2017	$19.27868	$20.49063	31,112
01/01/2018 to 12/31/2018	$20.49063	$16.82275	44,188
01/01/2019 to 12/31/2019	$16.82275	$20.31714	38,704
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.76076	$10.52807	33,991
01/01/2011 to 12/31/2011	$10.52807	$10.63067	60,944
01/01/2012 to 12/31/2012	$10.63067	$11.94592	170,982
01/01/2013 to 12/31/2013	$11.94592	$13.81861	463,674
01/01/2014 to 12/31/2014	$13.81861	$14.48626	626,426
01/01/2015 to 12/31/2015	$14.48626	$14.34890	810,547
01/01/2016 to 12/31/2016	$14.34890	$15.27883	843,845
01/01/2017 to 12/31/2017	$15.27883	$17.45860	944,414
01/01/2018 to 12/31/2018	$17.45860	$16.36414	1,089,691
01/01/2019 to 12/31/2019	$16.36414	$19.57926	1,092,615
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95669	$11.20897	3,920
01/01/2011 to 12/31/2011	$11.20897	$10.91000	4,699
01/01/2012 to 12/31/2012	$10.91000	$12.70117	19,767
01/01/2013 to 12/31/2013	$12.70117	$18.11188	40,364
01/01/2014 to 12/31/2014	$18.11188	$19.42910	54,961
01/01/2015 to 12/31/2015	$19.42910	$21.08029	51,404
01/01/2016 to 12/31/2016	$21.08029	$21.43515	65,202
01/01/2017 to 12/31/2017	$21.43515	$29.26401	69,075
01/01/2018 to 12/31/2018	$29.26401	$30.09300	84,325
01/01/2019 to 12/31/2019	$30.09300	$38.20629	75,559
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.66254	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	4,250
01/01/2012 to 12/31/2012	$8.12903	$9.12709	14,114
01/01/2013 to 12/31/2013	$9.12709	$12.16608	25,451
01/01/2014 to 12/31/2014	$12.16608	$12.23327	30,161
01/01/2015 to 12/31/2015	$12.23327	$11.37778	29,175
01/01/2016 to 12/31/2016	$11.37778	$11.95569	29,680
01/01/2017 to 12/31/2017	$11.95569	$13.79697	56,686
01/01/2018 to 12/31/2018	$13.79697	$12.33326	110,849
01/01/2019 to 12/31/2019	$12.33326	$15.38238	310,299
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$10.37662	$12.17409	13,337
01/01/2011 to 12/31/2011	$12.17409	$10.25550	19,083
01/01/2012 to 12/31/2012	$10.25550	$10.52125	16,869
01/01/2013 to 12/31/2013	$10.52125	$12.01930	30,337
01/01/2014 to 12/31/2014	$12.01930	$10.90540	40,792
01/01/2015 to 12/31/2015	$10.90540	$8.71869	53,185
01/01/2016 to 12/31/2016	$8.71869	$10.75741	93,994
01/01/2017 to 12/31/2017	$10.75741	$11.74892	94,161
01/01/2018 to 12/31/2018	$11.74892	$9.69486	85,217
01/01/2019 to 12/31/2019	$9.69486	$11.21779	79,899

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$11.56742	$12.04612	11,386
01/01/2011 to 12/31/2011	$12.04612	$12.41886	12,041
01/01/2012 to 12/31/2012	$12.41886	$12.93840	11,281
01/01/2013 to 12/31/2013	$12.93840	$12.32953	16,494
01/01/2014 to 12/31/2014	$12.32953	$12.27550	29,219
01/01/2015 to 12/31/2015	$12.27550	$11.59268	53,393
01/01/2016 to 12/31/2016	$11.59268	$11.97824	55,376
01/01/2017 to 12/31/2017	$11.97824	$12.10197	88,441
01/01/2018 to 12/31/2018	$12.10197	$12.22110	85,984
01/01/2019 to 12/31/2019	$12.22110	$12.29422	87,762
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.98190	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	972
01/01/2012 to 12/31/2012	$9.96483	$11.68256	7,983
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,233
01/01/2014 to 12/31/2014	$15.31633	$17.43481	8,434
01/01/2015 to 12/31/2015	$17.43481	$16.12146	25,811
01/01/2016 to 12/31/2016	$16.12146	$18.19606	25,555
01/01/2017 to 12/31/2017	$18.19606	$21.35480	27,034
01/01/2018 to 12/31/2018	$21.35480	$17.64836	28,454
01/01/2019 to 12/31/2019	$17.64836	$20.81892	25,271
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.80618	$8.70580	20,325
01/01/2012 to 12/31/2012	$8.70580	$9.56832	21,025
01/01/2013 to 12/31/2013	$9.56832	$11.41596	32,813
01/01/2014 to 12/31/2014	$11.41596	$11.92516	51,705
01/01/2015 to 12/31/2015	$11.92516	$11.73237	76,182
01/01/2016 to 12/31/2016	$11.73237	$12.37437	94,590
01/01/2017 to 12/31/2017	$12.37437	$13.91758	107,900
01/01/2018 to 12/31/2018	$13.91758	$13.09050	100,403
01/01/2019 to 12/31/2019	$13.09050	$15.62487	109,062
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$10.54632	$11.05727	3,593
01/01/2011 to 12/31/2011	$11.05727	$11.60740	6,542
01/01/2012 to 12/31/2012	$11.60740	$12.39484	37,608
01/01/2013 to 12/31/2013	$12.39484	$12.08896	36,684
01/01/2014 to 12/31/2014	$12.08896	$12.83064	48,572
01/01/2015 to 12/31/2015	$12.83064	$12.86080	60,874
01/01/2016 to 12/31/2016	$12.86080	$13.38950	106,795
01/01/2017 to 12/31/2017	$13.38950	$14.09350	107,980
01/01/2018 to 12/31/2018	$14.09350	$13.63727	340,141
01/01/2019 to 12/31/2019	$13.63727	$15.16307	292,253
*Denotes the start date of these sub-accounts

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390
Net Assets	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

NET ASSETS, representing:
Accumulation units	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390
	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

Units outstanding	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012

Portfolio shares held	7,158,869	8,277,992	2,563,852	285,516	361,191
Portfolio net asset value per share	$10.00	$14.55	$63.18	$34.32	$31.40
Investment in portfolio shares, at cost	$71,588,693	$92,881,173	$70,393,309	$5,032,307	$5,706,425

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$1,412,787	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,085,000	1,713,547	2,278,436	134,725	160,893
NET INVESTMENT INCOME (LOSS)	327,787	(1,713,547)	(2,278,436)	(134,725)	(160,893)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	3,512,354	12,192,262	572,791	897,285
Net change in unrealized appreciation (depreciation) on investments	—	9,231,227	27,337,371	1,175,935	1,059,091
NET GAIN (LOSS) ON INVESTMENTS	—	12,743,581	39,529,633	1,748,726	1,956,376

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$327,787	$11,030,034	$37,251,197	$1,614,001	$1,795,483

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368
Net Assets	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

NET ASSETS, representing:
Accumulation units	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368
	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

Units outstanding	53,910,439	22,358,575	499,987	66,893,091	15,989,977

Portfolio shares held	5,600,702	21,422,451	95,922	4,510,778	1,290,006
Portfolio net asset value per share	$35.99	$5.77	$24.34	$74.24	$41.49
Investment in portfolio shares, at cost	$107,776,435	$112,604,768	$3,223,121	$192,386,077	$26,280,333

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,981,232	1,879,956	34,348	4,186,480	758,567
NET INVESTMENT INCOME (LOSS)	(2,981,232)	(1,879,956)	(34,348)	(4,186,480)	(758,567)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,087,713	697,562	(155,697)	19,105,496	3,199,788
Net change in unrealized appreciation (depreciation) on investments	33,173,852	18,184,113	409,323	59,736,743	10,237,410
NET GAIN (LOSS) ON INVESTMENTS	45,261,565	18,881,675	253,626	78,842,239	13,437,198

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$42,280,333	$17,001,719	$219,278	$74,655,759	$12,678,631

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392
Net Assets	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

NET ASSETS, representing:
Accumulation units	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392
	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

Units outstanding	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062

Portfolio shares held	3,586,874	1,489,634	1,133,875	2,004,287	1,815,176
Portfolio net asset value per share	$81.62	$43.03	$15.62	$27.13	$34.95
Investment in portfolio shares, at cost	$86,249,955	$34,664,999	$15,713,070	$45,816,226	$51,251,354

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$394,238	$1,231,695	$575,132

EXPENSES
Charges for mortality and expense risk, and
for administration	4,089,032	774,795	234,628	750,918	858,684
NET INVESTMENT INCOME (LOSS)	(4,089,032)	(774,795)	159,610	480,777	(283,552)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	703,235	3,217,037	6,989,396
Net realized gain (loss) on shares redeemed	28,900,530	3,885,545	159,877	1,335,530	1,873,590
Net change in unrealized appreciation (depreciation) on investments	50,987,314	7,894,375	2,828,399	6,723,102	6,076,927
NET GAIN (LOSS) ON INVESTMENTS	79,887,844	11,779,920	3,691,511	11,275,669	14,939,913

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$75,798,812	$11,005,125	$3,851,121	$11,756,446	$14,656,361

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223
Net Assets	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

NET ASSETS, representing:
Accumulation units	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223
	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

Units outstanding	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855

Portfolio shares held	1,321,292	1,505,862	574,636	1,109,335	1,924,763
Portfolio net asset value per share	$40.79	$33.29	$29.49	$59.40	$11.72
Investment in portfolio shares, at cost	$38,583,893	$48,048,816	$12,856,685	$35,109,568	$14,635,825

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$234,453	$898,736	$128,681	$—	$452,262

EXPENSES
Charges for mortality and expense risk, and
for administration	723,979	664,569	231,062	876,947	298,807
NET INVESTMENT INCOME (LOSS)	(489,526)	234,167	(102,381)	(876,947)	153,455

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,401,170	—	1,679,083	5,429,776	1,261,149
Net realized gain (loss) on shares redeemed	2,167,047	(412,289)	740,430	4,445,761	901,003
Net change in unrealized appreciation (depreciation) on investments	7,707,728	10,927,210	2,105,986	9,991,352	2,511,934
NET GAIN (LOSS) ON INVESTMENTS	15,275,945	10,514,921	4,525,499	19,866,889	4,674,086

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$14,786,419	$10,749,088	$4,423,118	$18,989,942	$4,827,541

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600
Net Assets	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

NET ASSETS, representing:
Accumulation units	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600
	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

Units outstanding	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926

Portfolio shares held	1,299,684	1,057,106	2,598,799	158,902	2,699,734
Portfolio net asset value per share	$17.29	$38.06	$8.48	$57.28	$27.86
Investment in portfolio shares, at cost	$25,269,968	$14,197,010	$25,119,929	$6,895,427	$35,099,449

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$329,512	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	314,247	542,997	300,377	122,925	1,179,626
NET INVESTMENT INCOME (LOSS)	(314,247)	(542,997)	29,135	(122,925)	(1,179,626)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,158,978	—	1,037,352	1,160,446	—
Net realized gain (loss) on shares redeemed	(570,745)	3,433,511	(667,128)	463,249	4,955,728
Net change in unrealized appreciation (depreciation) on investments	3,408,943	6,352,118	5,035,258	932,591	10,116,223
NET GAIN (LOSS) ON INVESTMENTS	5,997,176	9,785,629	5,405,482	2,556,286	15,071,951

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,682,929	$9,242,632	$5,434,617	$2,433,361	$13,892,325

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309
Net Assets	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309

NET ASSETS, representing:
Accumulation units	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309
	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309

Units outstanding	3,816,433	23,411,279	13,517,561	—	10,351,681

Portfolio shares held	253,341	5,208,274	3,161,061	—	16,813,299
Portfolio net asset value per share	$39.64	$18.77	$9.28	$—	$14.46
Investment in portfolio shares, at cost	$6,648,092	$38,932,236	$19,910,041	$—	$170,524,089

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	4/26/2019**	12/31/2019

INVESTMENT INCOME
Dividend income	$29,045	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	156,723	1,513,762	447,333	2,420,795	3,411,474
NET INVESTMENT INCOME (LOSS)	(127,678)	(1,513,762)	(447,333)	(2,420,795)	(3,411,474)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,017,067	—	—	—	—
Net realized gain (loss) on shares redeemed	468,095	9,007,517	1,040,892	137,278,213	16,616,765
Net change in unrealized appreciation (depreciation) on investments	1,335,917	20,726,306	6,700,901	(62,547,801)	44,009,871
NET GAIN (LOSS) ON INVESTMENTS	2,821,079	29,733,823	7,741,793	74,730,412	60,626,636

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,693,401	$28,220,061	$7,294,460	$72,309,617	$57,215,162

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555
Net Assets	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555

NET ASSETS, representing:
Accumulation units	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555
	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555

Units outstanding	96,112,523	40,564,790	13,887,537	7,451,722	4,832,863

Portfolio shares held	68,025,911	42,180,147	19,630,236	8,013,736	3,967,026
Portfolio net asset value per share	$20.79	$17.22	$11.38	$24.13	$25.64
Investment in portfolio shares, at cost	$1,031,114,490	$637,152,639	$180,160,068	$126,141,258	$77,200,474

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	22,208,664	7,331,150	2,870,289	2,721,351	1,499,631
NET INVESTMENT INCOME (LOSS)	(22,208,664)	(7,331,150)	(2,870,289)	(2,721,351)	(1,499,631)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,631,828	8,761,014	9,560,625	15,233,269	5,035,480
Net change in unrealized appreciation (depreciation) on investments	125,997,565	72,894,655	19,511,911	38,821,001	11,245,725
NET GAIN (LOSS) ON INVESTMENTS	185,629,393	81,655,669	29,072,536	54,054,270	16,281,205

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$163,420,729	$74,324,519	$26,202,247	$51,332,919	$14,781,574

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278
Net Assets	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278

NET ASSETS, representing:
Accumulation units	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278
	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278

Units outstanding	6,037,178	24,557,899	20,480,268	14,350,628	7,964,223

Portfolio shares held	4,352,299	52,366,774	13,849,116	6,939,057	7,245,648
Portfolio net asset value per share	$28.97	$11.74	$33.08	$63.88	$33.37
Investment in portfolio shares, at cost	$99,951,745	$411,263,488	$278,572,531	$241,821,237	$153,066,670

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,809,129	8,916,008	5,335,128	6,336,399	2,920,898
NET INVESTMENT INCOME (LOSS)	(1,809,129)	(8,916,008)	(5,335,128)	(6,336,399)	(2,920,898)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,781,865	47,843,060	28,018,127	45,986,613	21,567,889
Net change in unrealized appreciation (depreciation) on investments	17,956,205	103,852,175	81,686,949	67,375,551	44,643,220
NET GAIN (LOSS) ON INVESTMENTS	22,738,070	151,695,235	109,705,076	113,362,164	66,211,109

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,928,941	$142,779,227	$104,369,948	$107,025,765	$63,290,211

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835
Net Assets	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835

NET ASSETS, representing:
Accumulation units	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835
	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835

Units outstanding	15,686,088	17,475,592	9,513,965	22,956,386	633,578,943

Portfolio shares held	9,761,704	16,037,102	7,610,140	10,501,694	339,090,535
Portfolio net asset value per share	$35.30	$11.32	$34.90	$22.52	$33.51
Investment in portfolio shares, at cost	$261,754,179	$172,857,832	$183,542,380	$214,147,531	$7,435,299,391

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4,953,522	2,482,843	3,614,472	3,472,773	169,194,039
NET INVESTMENT INCOME (LOSS)	(4,953,522)	(2,482,843)	(3,614,472)	(3,472,773)	(169,194,039)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,548,104	2,245,396	19,072,550	1,525,017	515,282,836
Net change in unrealized appreciation (depreciation) on investments	42,822,740	5,429,235	35,099,149	30,581,352	1,523,726,977
NET GAIN (LOSS) ON INVESTMENTS	59,370,844	7,674,631	54,171,699	32,106,369	2,039,009,813

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$54,417,322	$5,191,788	$50,557,227	$28,633,596	$1,869,815,774

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694
Net Assets	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694

NET ASSETS, representing:
Accumulation units	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694
	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694

Units outstanding	19,443,845	15,795,883	17,621,142	103,043,783	502,215,202

Portfolio shares held	17,945,793	7,055,106	15,689,359	89,707,209	429,663,083
Portfolio net asset value per share	$24.12	$32.34	$11.40	$17.42	$21.76
Investment in portfolio shares, at cost	$287,173,513	$177,494,072	$172,484,763	$1,073,900,489	$5,997,749,989

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	5,837,129	3,480,875	2,213,695	23,498,644	141,653,891
NET INVESTMENT INCOME (LOSS)	(5,837,129)	(3,480,875)	(2,213,695)	(23,498,644)	(141,653,891)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,726,838	9,774,458	1,311,902	50,348,425	526,340,217
Net change in unrealized appreciation (depreciation) on investments	74,396,741	41,181,483	1,258,940	222,996,289	1,220,847,192
NET GAIN (LOSS) ON INVESTMENTS	105,123,579	50,955,941	2,570,842	273,344,714	1,747,187,409

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$99,286,450	$47,475,066	$357,147	$249,846,070	$1,605,533,518

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021
Net Assets	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021

NET ASSETS, representing:
Accumulation units	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021
	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021

Units outstanding	199,718,618	445,608,466	287,724,065	219,308,043	747,873,046

Portfolio shares held	173,619,034	375,957,130	239,565,418	209,990,506	726,995,349
Portfolio net asset value per share	$16.12	$20.48	$18.06	$16.44	$18.27
Investment in portfolio shares, at cost	$2,152,589,427	$4,927,637,103	$3,161,082,212	$2,371,535,670	$10,132,918,709
STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	44,754,001	114,065,840	67,957,288	51,870,267	198,598,615
NET INVESTMENT INCOME (LOSS)	(44,754,001)	(114,065,840)	(67,957,288)	(51,870,267)	(198,598,615)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	100,032,450	407,630,726	202,237,202	143,726,508	426,883,895
Net change in unrealized appreciation (depreciation) on investments	284,426,088	888,780,487	373,477,412	454,816,296	1,753,479,766
NET GAIN (LOSS) ON INVESTMENTS	384,458,538	1,296,411,213	575,714,614	598,542,804	2,180,363,661

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$339,704,537	$1,182,345,373	$507,757,326	$546,672,537	$1,981,765,046

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469
Net Assets	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469

NET ASSETS, representing:
Accumulation units	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469
	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469

Units outstanding	355,640,956	29,331,933	25,141,413	10,768,468	126,832,694

Portfolio shares held	301,259,259	21,916,396	231,233,374	5,494,832	105,153,748
Portfolio net asset value per share	$21.63	$46.15	$1.00	$53.05	$14.80
Investment in portfolio shares, at cost	$4,005,905,656	$581,020,304	$231,233,374	$199,680,687	$1,352,893,891

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$3,778,926	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	98,405,443	14,245,651	3,136,242	4,196,921	23,968,850
NET INVESTMENT INCOME (LOSS)	(98,405,443)	(14,245,651)	642,684	(4,196,921)	(23,968,850)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	355,724,381	92,928,484	—	20,176,419	41,747,534
Net change in unrealized appreciation (depreciation) on investments	871,809,781	135,337,036	—	48,159,247	93,482,322
NET GAIN (LOSS) ON INVESTMENTS	1,227,534,162	228,265,520	—	68,335,666	135,229,856

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,129,128,719	$214,019,869	$642,684	$64,138,745	$111,261,006

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
ASSETS
Investment in the portfolios, at fair value	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—
Net Assets	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—

NET ASSETS, representing:
Accumulation units	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—
	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—

Units outstanding	10,844,652	17,069,907	97,350,144	97,267,211	—

Portfolio shares held	6,445,103	13,844,244	171,951,675	94,098,927	—
Portfolio net asset value per share	$21.46	$20.53	$8.32	$14.06	$—
Investment in portfolio shares, at cost	$117,475,673	$195,075,024	$1,333,318,467	$1,152,367,591	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,847,075	3,167,380	42,551,075	18,601,783	681,291
NET INVESTMENT INCOME (LOSS)	(1,847,075)	(3,167,380)	(42,551,075)	(18,601,783)	(681,291)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,888,721	15,304,164	277,211,839	29,547,859	1,251,260
Net change in unrealized appreciation (depreciation) on investments	20,310,920	58,287,199	7,157,533	119,133,859	(513,940)
NET GAIN (LOSS) ON INVESTMENTS	23,199,641	73,591,363	284,369,372	148,681,718	737,320

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,352,566	$70,423,983	$241,818,297	$130,079,935	$56,029

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
ASSETS
Investment in the portfolios, at fair value	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577
Net Assets	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577

NET ASSETS, representing:
Accumulation units	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577
	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577

Units outstanding	3,975,860	20,056,051	13,918,412	262,439,579	150,690,822

Portfolio shares held	4,868,858	21,261,425	12,892,618	247,707,529	138,728,350
Portfolio net asset value per share	$14.94	$9.85	$25.03	$15.96	$18.01
Investment in portfolio shares, at cost	$55,563,940	$185,792,243	$228,776,084	$2,831,114,361	$1,732,039,288

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,075,475	3,138,136	4,580,687	57,838,719	36,857,029
NET INVESTMENT INCOME (LOSS)	(1,075,475)	(3,138,136)	(4,580,687)	(57,838,719)	(36,857,029)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,509,144	3,277,880	18,832,417	127,675,464	97,792,731
Net change in unrealized appreciation (depreciation) on investments	10,344,486	20,233,880	41,363,201	494,617,994	316,776,525
NET GAIN (LOSS) ON INVESTMENTS	14,853,630	23,511,760	60,195,618	622,293,458	414,569,256

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,778,155	$20,373,624	$55,614,931	$564,454,739	$377,712,227

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
ASSETS
Investment in the portfolios, at fair value	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775
Net Assets	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775

NET ASSETS, representing:
Accumulation units	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775
	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775

Units outstanding	154,761,803	19,397	25,230	46,362	57,942

Portfolio shares held	140,382,609	7,572	11,034	15,116	22,918
Portfolio net asset value per share	$15.28	$82.97	$48.21	$46.06	$74.91
Investment in portfolio shares, at cost	$1,682,505,598	$536,654	$593,885	$540,313	$1,498,149

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$7,563	$4,045	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	31,222,894	7,036	6,639	11,059	21,164
NET INVESTMENT INCOME (LOSS)	(31,222,894)	(7,036)	924	(7,014)	(21,164)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	27,323	80,009	38,005	205,653
Net realized gain (loss) on shares redeemed	52,623,402	26,673	(18,183)	58,608	51,943
Net change in unrealized appreciation (depreciation) on investments	244,893,079	62,504	46,353	88,450	24,300
NET GAIN (LOSS) ON INVESTMENTS	297,516,481	116,500	108,179	185,063	281,896

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$266,293,587	$109,464	$109,103	$178,049	$260,732

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$507,292	$590,038	$622,389	$337,647	$526,324
Net Assets	$507,292	$590,038	$622,389	$337,647	$526,324

NET ASSETS, representing:
Accumulation units	$507,292	$590,038	$622,389	$337,647	$526,324
	$507,292	$590,038	$622,389	$337,647	$526,324

Units outstanding	22,179	27,618	30,012	17,714	21,455

Portfolio shares held	6,401	13,680	14,766	5,191	14,681
Portfolio net asset value per share	$79.25	$43.13	$42.15	$65.05	$35.85
Investment in portfolio shares, at cost	$450,483	$595,375	$585,565	$322,588	$533,136

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$1,049	$4,667	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	6,933	8,360	5,796	3,243	6,320
NET INVESTMENT INCOME (LOSS)	(6,933)	(8,360)	(4,747)	1,424	(6,320)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	98,644	60,558	17,392	14,050	72,583
Net realized gain (loss) on shares redeemed	17,156	(9,277)	(191)	2,021	(13,724)
Net change in unrealized appreciation (depreciation) on investments	27,753	66,525	88,383	34,450	32,308
NET GAIN (LOSS) ON INVESTMENTS	143,553	117,806	105,584	50,521	91,167

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$136,620	$109,446	$100,837	$51,945	$84,847

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
ASSETS
Investment in the portfolios, at fair value	$234,494	$78,553	$656,699	$1,219,366	$917,740
Net Assets	$234,494	$78,553	$656,699	$1,219,366	$917,740

NET ASSETS, representing:
Accumulation units	$234,494	$78,553	$656,699	$1,219,366	$917,740
	$234,494	$78,553	$656,699	$1,219,366	$917,740

Units outstanding	11,599	6,400	31,349	47,671	51,751

Portfolio shares held	4,818	2,491	13,019	18,949	19,280
Portfolio net asset value per share	$48.67	$31.53	$50.44	$64.35	$47.60
Investment in portfolio shares, at cost	$214,594	$81,943	$580,811	$1,049,805	$703,872

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$2,451	$9,239	$—	$7,710

EXPENSES
Charges for mortality and expense risk, and
for administration	2,788	1,194	6,051	16,125	11,316
NET INVESTMENT INCOME (LOSS)	(2,788)	1,257	3,188	(16,125)	(3,606)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	34,692	259,818	79,755
Net realized gain (loss) on shares redeemed	(9,193)	(2,163)	9,996	19,508	22,416
Net change in unrealized appreciation (depreciation) on investments	56,133	9,226	53,569	(4,021)	96,292
NET GAIN (LOSS) ON INVESTMENTS	46,940	7,063	98,257	275,305	198,463

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$44,152	$8,320	$101,445	$259,180	$194,857

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156
Net Assets	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156

NET ASSETS, representing:
Accumulation units	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156
	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156

Units outstanding	9,348,489	3,874,325	2,778,380	8,706	123,972

Portfolio shares held	6,931,633	6,485,752	2,257,666	85,522	20,889
Portfolio net asset value per share	$40.51	$7.10	$15.55	$1.82	$31.89
Investment in portfolio shares, at cost	$182,451,977	$45,128,035	$34,091,761	$263,030	$513,443

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$6,283	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,714,634	661,003	996,526	2,516	11,392
NET INVESTMENT INCOME (LOSS)	(3,714,634)	(661,003)	(996,526)	3,767	(11,392)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	63,442	83,048
Net realized gain (loss) on shares redeemed	21,741,924	315,574	3,303,343	(12,510)	58,108
Net change in unrealized appreciation (depreciation) on investments	48,983,795	637,496	(1,240,475)	(34,651)	79,867
NET GAIN (LOSS) ON INVESTMENTS	70,725,719	953,070	2,062,868	16,281	221,023

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$67,011,085	$292,067	$1,066,342	$20,048	$209,631

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499
Net Assets	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499

NET ASSETS, representing:
Accumulation units	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499
	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499

Units outstanding	15,549	1,784,535	80,749,045	142,439,369	52,364

Portfolio shares held	40,979	1,444,646	66,548,817	124,312,703	49,981
Portfolio net asset value per share	$10.29	$14.38	$18.92	$15.62	$26.56
Investment in portfolio shares, at cost	$355,392	$19,107,372	$952,971,942	$1,391,254,703	$1,032,537

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$7,018

EXPENSES
Charges for mortality and expense risk, and
for administration	6,945	557,051	14,586,632	29,202,734	22,392
NET INVESTMENT INCOME (LOSS)	(6,945)	(557,051)	(14,586,632)	(29,202,734)	(15,374)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	62,057	—	—	—	145,054
Net realized gain (loss) on shares redeemed	16,955	683,494	83,137,060	49,472,488	63,241
Net change in unrealized appreciation (depreciation) on investments	13,779	704,332	140,360,164	251,314,114	148,689
NET GAIN (LOSS) ON INVESTMENTS	92,791	1,387,826	223,497,224	300,786,602	356,984

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$85,846	$830,775	$208,910,592	$271,583,868	$341,610

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794
Net Assets	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794

NET ASSETS, representing:
Accumulation units	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794
	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794

Units outstanding	30,278,075	573,165	48,939,188	713,567	10,037,461

Portfolio shares held	27,011,149	490,420	42,976,271	669,808	8,798,793
Portfolio net asset value per share	$13.39	$12.11	$17.42	$12.22	$23.36
Investment in portfolio shares, at cost	$320,813,681	$5,277,383	$567,796,742	$7,301,155	$160,546,980

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4,477,200	155,592	9,495,287	65,035	2,498,174
NET INVESTMENT INCOME (LOSS)	(4,477,200)	(155,592)	(9,495,287)	(65,035)	(2,498,174)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,229,725	481,393	12,971,618	109,502	7,738,561
Net change in unrealized appreciation (depreciation) on investments	22,800,788	36,177	115,460,259	912,280	36,587,498
NET GAIN (LOSS) ON INVESTMENTS	31,030,513	517,570	128,431,877	1,021,782	44,326,059

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$26,553,313	$361,978	$118,936,590	$956,747	$41,827,885

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614
Net Assets	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614

NET ASSETS, representing:
Accumulation units	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614
	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614

Units outstanding	460,011	2,678,827	8,907,359	1,169,849,264	1,243,527

Portfolio shares held	396,979	2,543,927	7,935,468	1,025,752,504	1,098,963
Portfolio net asset value per share	$11.67	$12.24	$22.00	$13.83	$20.63
Investment in portfolio shares, at cost	$4,332,973	$28,780,711	$129,215,812	$11,636,328,498	$18,066,531

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	238,809	254,850	2,219,077	234,319,805	189,444
NET INVESTMENT INCOME (LOSS)	(238,809)	(254,850)	(2,219,077)	(234,319,805)	(189,444)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,113,553	(45,560)	8,737,614	7,000,132	590,491
Net change in unrealized appreciation (depreciation) on investments	(174,251)	4,546,379	30,596,302	2,007,497,930	3,533,007
NET GAIN (LOSS) ON INVESTMENTS	939,302	4,500,819	39,333,916	2,014,498,062	4,123,498

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$700,493	$4,245,969	$37,114,839	$1,780,178,257	$3,934,054
The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709
Net Assets	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709

NET ASSETS, representing:
Accumulation units	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709
	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709

Units outstanding	989,205	775,633	185,523,738	2,947,691	5,889,529

Portfolio shares held	866,981	681,644	170,819,819	2,806,431	5,612,722
Portfolio net asset value per share	$21.62	$13.22	$15.84	$13.72	$14.99
Investment in portfolio shares, at cost	$14,485,577	$8,427,300	$2,195,565,765	$31,766,770	$67,340,506

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	136,504	359,310	31,630,598	212,832	464,703
NET INVESTMENT INCOME (LOSS)	(136,504)	(359,310)	(31,630,598)	(212,832)	(464,703)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	473,945	1,769,583	8,742,547	378,085	1,144,647
Net change in unrealized appreciation (depreciation) on investments	3,136,220	(227,063)	456,642,009	5,775,199	12,965,037
NET GAIN (LOSS) ON INVESTMENTS	3,610,165	1,542,520	465,384,556	6,153,284	14,109,684

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,473,661	$1,183,210	$433,753,958	$5,940,452	$13,644,981

The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
ASSETS
Investment in the portfolios, at fair value	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330
Net Assets	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330

NET ASSETS, representing:
Accumulation units	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330
	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330

Units outstanding	5,864,132	1,931,111	2,924,978	3,408,064	243,068

Portfolio shares held	5,586,946	1,887,599	2,815,744	3,286,755	236,883
Portfolio net asset value per share	$14.29	$10.34	$14.67	$11.50	$9.39
Investment in portfolio shares, at cost	$65,170,575	$18,528,628	$32,953,650	$34,403,074	$2,353,075

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	461,959	114,573	220,524	227,667	13,067
NET INVESTMENT INCOME (LOSS)	(461,959)	(114,573)	(220,524)	(227,667)	(13,067)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,431,477	29,715	648,451	296,200	(23,571)
Net change in unrealized appreciation (depreciation) on investments	9,001,752	1,039,596	7,569,930	2,627,277	(50,322)
NET GAIN (LOSS) ON INVESTMENTS	10,433,229	1,069,311	8,218,381	2,923,477	(73,893)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,971,270	$954,738	$7,997,857	$2,695,810	$(86,960)

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984
Net Assets	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984

NET ASSETS, representing:
Accumulation units	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984
	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984

Units outstanding	570,632	902,407	39,352,456	3,763,466	472,669

Portfolio shares held	544,973	878,714	36,673,291	3,397,551	452,864
Portfolio net asset value per share	$14.13	$10.10	$13.67	$11.52	$11.69
Investment in portfolio shares, at cost	$6,089,546	$8,584,584	$422,431,848	$36,820,030	$4,967,017

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	39,994	43,130	6,129,182	1,147,004	26,030
NET INVESTMENT INCOME (LOSS)	(39,994)	(43,130)	(6,129,182)	(1,147,004)	(26,030)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	107,179	31,624	1,944,596	4,288,992	28,177
Net change in unrealized appreciation (depreciation) on investments	1,524,442	315,620	68,455,594	1,606,856	260,431
NET GAIN (LOSS) ON INVESTMENTS	1,631,621	347,244	70,400,190	5,895,848	288,608

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,591,627	$304,114	$64,271,008	$4,748,844	$262,578

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,559,036	$—	$3,343,792	$5,167,704	$—
Net Assets	$2,559,036	$—	$3,343,792	$5,167,704	$—

NET ASSETS, representing:
Accumulation units	$2,559,036	$—	$3,343,792	$5,167,704	$—
	$2,559,036	$—	$3,343,792	$5,167,704	$—

Units outstanding	229,093	—	294,708	437,993	—

Portfolio shares held	218,534	—	283,613	427,790	—
Portfolio net asset value per share	$11.71	$—	$11.79	$12.08	$—
Investment in portfolio shares, at cost	$2,378,984	$—	$3,118,856	$4,587,652	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	6/28/2019**	12/31/2019	12/31/2019	6/28/2019**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	12,083	7,312	15,905	28,255	8,380
NET INVESTMENT INCOME (LOSS)	(12,083)	(7,312)	(15,905)	(28,255)	(8,380)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,731	4,365	28,767	35,796	(8,600)
Net change in unrealized appreciation (depreciation) on investments	155,979	7,333	132,294	618,027	119,274
NET GAIN (LOSS) ON INVESTMENTS	165,710	11,698	161,061	653,823	110,674

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$153,627	$4,386	$145,156	$625,568	$102,294

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$8,847,390	$9,309,726	$—	$—	$51,164,311
Net Assets	$8,847,390	$9,309,726	$—	$—	$51,164,311

NET ASSETS, representing:
Accumulation units	$8,847,390	$9,309,726	$—	$—	$51,164,311
	$8,847,390	$9,309,726	$—	$—	$51,164,311

Units outstanding	779,029	934,491	—	—	4,130,433

Portfolio shares held	701,061	913,614	—	—	3,533,447
Portfolio net asset value per share	$12.62	$10.19	$—	$—	$14.48
Investment in portfolio shares, at cost	$8,233,030	$8,989,217	$—	$—	$49,574,988

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	6/28/2019**	1/25/2019**	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$620,268

EXPENSES
Charges for mortality and expense risk, and
for administration	46,772	53,610	14,083	6,066	267,659
NET INVESTMENT INCOME (LOSS)	(46,772)	(53,610)	(14,083)	(6,066)	352,609

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	1,896,144
Net realized gain (loss) on shares redeemed	4,384	12,219	493,418	1,171,187	100
Net change in unrealized appreciation (depreciation) on investments	1,172,475	431,800	7,321	(655,665)	4,703,648
NET GAIN (LOSS) ON INVESTMENTS	1,176,859	444,019	500,739	515,522	6,599,892

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,130,087	$390,409	$486,656	$509,456	$6,952,501

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
ASSETS
Investment in the portfolios, at fair value	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957
Net Assets	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957

NET ASSETS, representing:
Accumulation units	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957
	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957

Units outstanding	1,594,168	3,296,447	450,706	886,651	1,765,543

Portfolio shares held	1,783,861	3,032,472	447,736	835,181	1,696,014
Portfolio net asset value per share	$11.12	$11.29	$13.26	$11.17	$11.05
Investment in portfolio shares, at cost	$18,676,111	$31,385,094	$4,809,429	$8,584,643	$18,723,361

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$529,184	$—	$120,598	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	108,094	1,184,283	96,177	293,808	192,026
NET INVESTMENT INCOME (LOSS)	421,090	(1,184,283)	24,421	(293,808)	(192,026)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	44,540	—	—	—	—
Net realized gain (loss) on shares redeemed	60,545	4,461,791	126,822	1,938,487	306,521
Net change in unrealized appreciation (depreciation) on investments	1,560,300	2,285,245	929,895	(155,348)	(70,028)
NET GAIN (LOSS) ON INVESTMENTS	1,665,385	6,747,036	1,056,717	1,783,139	236,493

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,086,475	$5,562,753	$1,081,138	$1,489,331	$44,467

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446
Net Assets	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446

NET ASSETS, representing:
Accumulation units	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446
	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446

Units outstanding	78,974,701	920,350	14,124,356	10,889,077	27,773

Portfolio shares held	77,288,810	902,204	13,931,549	10,750,114	27,641
Portfolio net asset value per share	$11.68	$11.44	$12.36	$11.93	$10.11
Investment in portfolio shares, at cost	$807,431,727	$10,440,245	$159,142,353	$120,048,972	$278,297

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio
	1/1/2019	1/2/2019*	1/28/2019*	1/28/2019*	8/19/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	7,798,261	97,827	966,371	680,217	238
NET INVESTMENT INCOME (LOSS)	(7,798,261)	(97,827)	(966,371)	(680,217)	(238)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,774	(6,275)	21,723	71,948	1
Net change in unrealized appreciation (depreciation) on investments	112,524,122	(119,031)	13,051,597	8,199,888	1,148
NET GAIN (LOSS) ON INVESTMENTS	112,590,896	(125,306)	13,073,320	8,271,836	1,149

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$104,792,635	$(223,133)	$12,106,949	$7,591,619	$911

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Corporate Bond Portfolio	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$279,683	$262,315	$644,313	$279,388	$1,099,409
Net Assets	$279,683	$262,315	$644,313	$279,388	$1,099,409

NET ASSETS, representing:
Accumulation units	$279,683	$262,315	$644,313	$279,388	$1,099,409
	$279,683	$262,315	$644,313	$279,388	$1,099,409

Units outstanding	27,742	26,072	63,601	27,768	106,726

Portfolio shares held	27,609	25,946	63,292	27,635	106,532
Portfolio net asset value per share	$10.13	$10.11	$10.18	$10.11	$10.32
Investment in portfolio shares, at cost	$278,297	$260,818	$639,295	$278,297	$1,091,114

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Corporate Bond Portfolio	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
	8/19/2019*	8/19/2019*	8/19/2019*	8/19/2019*	11/18/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	238	218	744	238	461
NET INVESTMENT INCOME (LOSS)	(238)	(218)	(744)	(238)	(461)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1	1	4	1	3
Net change in unrealized appreciation (depreciation) on investments	1,386	1,498	5,018	1,090	8,295
NET GAIN (LOSS) ON INVESTMENTS	1,387	1,499	5,022	1,091	8,298

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,149	$1,281	$4,278	$853	$7,837

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$327,787	$(1,713,547)	$(2,278,436)	$(134,725)	$(160,893)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	3,512,354	12,192,262	572,791	897,285
Net change in unrealized appreciation (depreciation) on investments	—	9,231,227	27,337,371	1,175,935	1,059,091
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	327,787	11,030,034	37,251,197	1,614,001	1,795,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,044,013	276,689	240,685	29,146	9,138
Annuity payments	(1,199,894)	(1,921,204)	(1,373,177)	(250,492)	(125,532)
Surrenders, withdrawals and death benefits	(17,952,047)	(13,780,776)	(17,228,345)	(878,259)	(1,658,961)
Net transfers between other subaccounts
or fixed rate option	12,210,059	1,134,149	(1,893,622)	1,876	31,113
Miscellaneous transactions	(13,146)	(1,440)	1,736	(175)	(317)
Other charges	(94,981)	(28,138)	(126,801)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,005,996)	(14,320,720)	(20,379,524)	(1,097,904)	(1,744,559)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,678,209)	(3,290,686)	16,871,673	516,097	50,924

NET ASSETS
Beginning of period	77,266,902	123,735,475	145,112,485	9,282,816	11,290,466
End of period	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

Beginning units	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067
Units issued	15,494,228	706,839	234,196	16,091	12,915
Units redeemed	(21,010,051)	(5,770,817)	(5,400,322)	(329,966)	(563,970)
Ending units	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,981,232)	$(1,879,956)	$(34,348)	$(4,186,480)	$(758,567)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,087,713	697,562	(155,697)	19,105,496	3,199,788
Net change in unrealized appreciation (depreciation) on investments	33,173,852	18,184,113	409,323	59,736,743	10,237,410
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	42,280,333	17,001,719	219,278	74,655,759	12,678,631

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	484,629	298,071	3,675	32,895,911	188,809
Annuity payments	(1,523,227)	(1,175,037)	(35,299)	(1,873,108)	(303,166)
Surrenders, withdrawals and death benefits	(21,328,965)	(14,194,793)	(287,220)	(29,435,779)	(4,749,512)
Net transfers between other subaccounts
or fixed rate option	(2,083,066)	(100,423)	6,667	3,475,561	(541,829)
Miscellaneous transactions	(2,201)	952	(27)	679	(29)
Other charges	(280,649)	(175,592)	—	(435,780)	(60,961)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,733,479)	(15,346,822)	(312,204)	4,627,484	(5,466,688)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,546,854	1,654,897	(92,926)	79,283,243	7,211,943

NET ASSETS
Beginning of period	184,022,407	121,952,647	2,427,673	255,596,924	46,310,425
End of period	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

Beginning units	61,202,859	25,232,505	567,488	72,391,992	17,862,656
Units issued	495,525	330,727	8,993	5,202,227	251,804
Units redeemed	(7,787,945)	(3,204,657)	(76,494)	(10,701,128)	(2,124,483)
Ending units	53,910,439	22,358,575	499,987	66,893,091	15,989,977

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,089,032)	$(774,795)	$159,610	$480,777	$(283,552)
Capital gains distributions received	—	—	703,235	3,217,037	6,989,396
Net realized gain (loss) on shares redeemed	28,900,530	3,885,545	159,877	1,335,530	1,873,590
Net change in unrealized appreciation (depreciation) on investments	50,987,314	7,894,375	2,828,399	6,723,102	6,076,927
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	75,798,812	11,005,125	3,851,121	11,756,446	14,656,361

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	702,748	6,091,522	9,202	88,750	184,314
Annuity payments	(2,278,696)	(309,019)	(43,508)	(636,210)	(278,147)
Surrenders, withdrawals and death benefits	(29,983,927)	(5,696,998)	(1,341,307)	(6,369,707)	(7,268,585)
Net transfers between other subaccounts
or fixed rate option	(5,706,506)	319,425	(175,880)	(764,063)	(877,217)
Miscellaneous transactions	(1,204)	3,136	(159)	(1,435)	(1,623)
Other charges	(231,256)	(50,982)	(2,831)	(10,593)	(15,904)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,498,841)	357,084	(1,554,483)	(7,693,258)	(8,257,162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,299,971	11,362,209	2,296,638	4,063,188	6,399,199

NET ASSETS
Beginning of period	254,460,686	52,736,752	15,414,485	50,313,114	57,041,193
End of period	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

Beginning units	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039
Units issued	369,958	915,852	94,117	42,337	48,696
Units redeemed	(8,292,866)	(1,275,826)	(890,971)	(1,930,699)	(2,796,673)
Ending units	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062
The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(489,526)	$234,167	$(102,381)	$(876,947)	$153,455
Capital gains distributions received	5,401,170	—	1,679,083	5,429,776	1,261,149
Net realized gain (loss) on shares redeemed	2,167,047	(412,289)	740,430	4,445,761	901,003
Net change in unrealized appreciation (depreciation) on investments	7,707,728	10,927,210	2,105,986	9,991,352	2,511,934
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,786,419	10,749,088	4,423,118	18,989,942	4,827,541

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	135,708	75,723	4,694	116,709	8,857
Annuity payments	(243,361)	(374,928)	(117,203)	(375,004)	(60,784)
Surrenders, withdrawals and death benefits	(6,580,031)	(4,842,582)	(2,205,809)	(5,727,892)	(1,823,145)
Net transfers between other subaccounts
or fixed rate option	(668,152)	(725,073)	(313,644)	(1,828,976)	(290,978)
Miscellaneous transactions	703	(138)	(507)	474	814
Other charges	(13,508)	(11,063)	(3,705)	(13,974)	(4,796)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,368,641)	(5,878,061)	(2,636,174)	(7,828,663)	(2,170,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,417,778	4,871,027	1,786,944	11,161,279	2,657,509

NET ASSETS
Beginning of period	46,477,711	45,259,103	15,159,064	54,733,225	19,900,714
End of period	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

Beginning units	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450
Units issued	107,434	36,100	102,572	209,386	114,699
Units redeemed	(2,186,306)	(1,876,933)	(789,466)	(1,866,715)	(655,294)
Ending units	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855

The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(314,247)	$(542,997)	$29,135	$(122,925)	$(1,179,626)
Capital gains distributions received	3,158,978	—	1,037,352	1,160,446	—
Net realized gain (loss) on shares redeemed	(570,745)	3,433,511	(667,128)	463,249	4,955,728
Net change in unrealized appreciation (depreciation) on investments	3,408,943	6,352,118	5,035,258	932,591	10,116,223
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,682,929	9,242,632	5,434,617	2,433,361	13,892,325

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,652	50,112	1,470	8,615	47,216
Annuity payments	(52,582)	(139,801)	(176,230)	(8,646)	(340,743)
Surrenders, withdrawals and death benefits	(2,343,289)	(3,890,023)	(1,935,419)	(960,779)	(7,394,446)
Net transfers between other subaccounts
or fixed rate option	(750,767)	(934,536)	(771,029)	(216,095)	440,441
Miscellaneous transactions	(279)	(1,288)	(20)	(109)	(2,000)
Other charges	(5,068)	(7,491)	(4,300)	(1,175)	(186,831)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,136,333)	(4,923,027)	(2,885,528)	(1,178,189)	(7,436,363)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,546,596	4,319,605	2,549,089	1,255,172	6,455,962

NET ASSETS
Beginning of period	19,924,934	35,913,830	19,488,723	7,846,713	68,758,638
End of period	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

Beginning units	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355
Units issued	98,692	49,676	101,580	435,954	458,005
Units redeemed	(945,698)	(1,428,949)	(1,455,765)	(1,091,885)	(2,738,434)
Ending units	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	4/26/2019**	12/31/2019

OPERATIONS
Net investment income (loss)	$(127,678)	$(1,513,762)	$(447,333)	$(2,420,795)	$(3,411,474)
Capital gains distributions received	1,017,067	—	—	—	—
Net realized gain (loss) on shares redeemed	468,095	9,007,517	1,040,892	137,278,213	16,616,765
Net change in unrealized appreciation (depreciation) on investments	1,335,917	20,726,306	6,700,901	(62,547,801)	44,009,871
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,693,401	28,220,061	7,294,460	72,309,617	57,215,162

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,136	97,631	52,267	1,824,221	7,127,477
Annuity payments	(2,691)	(515,775)	(258,358)	(50,167)	(196,217)
Surrenders, withdrawals and death benefits	(1,087,506)	(9,212,941)	(2,918,769)	(13,138,754)	(17,490,942)
Net transfers between other subaccounts
or fixed rate option	(170,833)	(3,915,584)	(62,366)	(551,636,033)	7,017,455
Miscellaneous transactions	(15)	(1,291)	258	2,378	(4,189)
Other charges	(26,655)	(238,273)	(66,310)	(1,725,289)	(2,035,056)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,273,564)	(13,786,233)	(3,253,278)	(564,723,644)	(5,581,472)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,419,837	14,433,828	4,041,182	(492,414,027)	51,633,690

NET ASSETS
Beginning of period	8,622,599	83,325,467	25,293,465	492,414,027	191,486,619
End of period	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309

Beginning units	4,362,142	27,121,457	15,123,747	30,514,304	10,466,355
Units issued	25,615	271,644	337,738	1,593,566	2,378,053
Units redeemed	(571,324)	(3,981,822)	(1,943,924)	(32,107,870)	(2,492,727)
Ending units	3,816,433	23,411,279	13,517,561	—	10,351,681

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(22,208,664)	$(7,331,150)	$(2,870,289)	$(2,721,351)	$(1,499,631)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,631,828	8,761,014	9,560,625	15,233,269	5,035,480
Net change in unrealized appreciation (depreciation) on investments	125,997,565	72,894,655	19,511,911	38,821,001	11,245,725
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	163,420,729	74,324,519	26,202,247	51,332,919	14,781,574

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,086,453	11,161,859	13,827,746	4,340,665	1,069,443
Annuity payments	(208,468)	(390,760)	(89,064)	(269,444)	(120,252)
Surrenders, withdrawals and death benefits	(102,539,311)	(45,774,502)	(19,272,449)	(13,868,813)	(8,148,890)
Net transfers between other subaccounts
or fixed rate option	90,897,256	572,018,577	20,970,385	7,226,406	11,501,580
Miscellaneous transactions	1,360	(4,346)	1,123	7,747	348
Other charges	(15,203,354)	(4,803,846)	(1,543,744)	(1,655,739)	(879,706)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,033,936	532,206,982	13,893,997	(4,219,178)	3,422,523

TOTAL INCREASE (DECREASE) IN NET ASSETS	168,454,665	606,531,501	40,096,244	47,113,741	18,204,097

NET ASSETS
Beginning of period	1,245,804,034	119,810,625	183,295,846	146,257,718	83,510,458
End of period	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555

Beginning units	95,362,639	8,216,645	12,897,650	7,551,486	4,672,920
Units issued	15,112,947	39,581,597	4,163,733	1,843,381	1,237,009
Units redeemed	(14,363,063)	(7,233,452)	(3,173,846)	(1,943,145)	(1,077,066)
Ending units	96,112,523	40,564,790	13,887,537	7,451,722	4,832,863

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,809,129)	$(8,916,008)	$(5,335,128)	$(6,336,399)	$(2,920,898)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,781,865	47,843,060	28,018,127	45,986,613	21,567,889
Net change in unrealized appreciation (depreciation) on investments	17,956,205	103,852,175	81,686,949	67,375,551	44,643,220
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,928,941	142,779,227	104,369,948	107,025,765	63,290,211

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,388,627	12,541,993	6,807,666	6,317,399	10,473,471
Annuity payments	(113,095)	(342,992)	(537,258)	(274,778)	(256,884)
Surrenders, withdrawals and death benefits	(10,782,613)	(50,314,345)	(36,192,078)	(36,590,176)	(16,623,816)
Net transfers between other subaccounts
or fixed rate option	12,835,111	12,182,144	16,107,461	4,655,184	9,960,135
Miscellaneous transactions	12,243	27,603	(2,512)	43,161	3,715
Other charges	(1,034,827)	(5,407,170)	(4,246,013)	(3,633,466)	(1,762,168)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,305,446	(31,312,767)	(18,062,734)	(29,482,676)	1,794,453

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,234,387	111,466,460	86,307,214	77,543,089	65,084,664

NET ASSETS
Beginning of period	101,851,723	503,319,469	371,821,543	365,723,843	176,702,614
End of period	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278

Beginning units	5,875,034	25,756,780	21,289,126	15,298,440	7,727,932
Units issued	1,741,047	4,933,287	3,252,877	2,704,286	2,480,191
Units redeemed	(1,578,903)	(6,132,168)	(4,061,735)	(3,652,098)	(2,243,900)
Ending units	6,037,178	24,557,899	20,480,268	14,350,628	7,964,223

The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,953,522)	$(2,482,843)	$(3,614,472)	$(3,472,773)	$(169,194,039)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,548,104	2,245,396	19,072,550	1,525,017	515,282,836
Net change in unrealized appreciation (depreciation) on investments	42,822,740	5,429,235	35,099,149	30,581,352	1,523,726,977
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	54,417,322	5,191,788	50,557,227	28,633,596	1,869,815,774

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,359,114	8,717,175	6,939,232	2,328,506	264,274,666
Annuity payments	(69,837)	(257,645)	(206,598)	(215,048)	(2,495,688)
Surrenders, withdrawals and death benefits	(25,524,124)	(25,245,979)	(21,178,655)	(17,333,276)	(795,467,334)
Net transfers between other subaccounts
or fixed rate option	33,281,328	39,611,855	7,684,883	45,027,453	307,652,833
Miscellaneous transactions	9,287	(229)	13,416	2,010	52,756
Other charges	(2,896,784)	(1,246,108)	(2,163,855)	(2,043,408)	(124,981,751)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	15,158,984	21,579,069	(8,911,577)	27,766,237	(350,964,518)

TOTAL INCREASE (DECREASE) IN NET ASSETS	69,576,306	26,770,857	41,645,650	56,399,833	1,518,851,256

NET ASSETS
Beginning of period	275,011,841	154,769,132	223,948,245	180,098,308	9,844,072,579
End of period	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835

Beginning units	14,848,798	15,417,587	9,827,602	20,118,870	650,404,771
Units issued	4,255,495	7,324,190	2,387,774	7,653,105	64,104,410
Units redeemed	(3,418,205)	(5,266,185)	(2,701,411)	(4,815,589)	(80,930,238)
Ending units	15,686,088	17,475,592	9,513,965	22,956,386	633,578,943

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(5,837,129)	$(3,480,875)	$(2,213,695)	$(23,498,644)	$(141,653,891)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,726,838	9,774,458	1,311,902	50,348,425	526,340,217
Net change in unrealized appreciation (depreciation) on investments	74,396,741	41,181,483	1,258,940	222,996,289	1,220,847,192
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	99,286,450	47,475,066	357,147	249,846,070	1,605,533,518

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,995,308	4,045,743	4,759,322	48,920,703	271,432,658
Annuity payments	(159,700)	(177,620)	(96,609)	(485,990)	(2,223,023)
Surrenders, withdrawals and death benefits	(33,042,341)	(18,148,786)	(15,325,816)	(103,482,949)	(586,803,489)
Net transfers between other subaccounts
or fixed rate option	6,018,937	13,002,037	23,491,359	75,124,282	411,086,697
Miscellaneous transactions	(1,073)	3,579	(382)	10,438	67,726
Other charges	(3,828,742)	(2,057,614)	(1,711,046)	(17,495,683)	(94,654,578)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,017,611)	(3,332,661)	11,116,828	2,590,801	(1,094,009)

TOTAL INCREASE (DECREASE) IN NET ASSETS	78,268,839	44,142,405	11,473,975	252,436,871	1,604,439,509

NET ASSETS
Beginning of period	354,583,679	184,019,710	167,384,713	1,310,262,711	7,745,029,185
End of period	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694

Beginning units	20,366,307	15,994,454	16,606,863	102,639,633	498,528,585
Units issued	3,978,921	4,178,332	3,973,534	11,672,524	77,163,676
Units redeemed	(4,901,383)	(4,376,903)	(2,959,255)	(11,268,374)	(73,477,059)
Ending units	19,443,845	15,795,883	17,621,142	103,043,783	502,215,202

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(44,754,001)	$(114,065,840)	$(67,957,288)	$(51,870,267)	$(198,598,615)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	100,032,450	407,630,726	202,237,202	143,726,508	426,883,895
Net change in unrealized appreciation (depreciation) on investments	284,426,088	888,780,487	373,477,412	454,816,296	1,753,479,766
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	339,704,537	1,182,345,373	507,757,326	546,672,537	1,981,765,046

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27,253,992	235,041,902	120,287,355	64,824,288	214,450,170
Annuity payments	(1,360,420)	(4,550,263)	(4,236,513)	(812,624)	(2,512,105)
Surrenders, withdrawals and death benefits	(191,790,300)	(534,484,388)	(439,144,640)	(240,811,553)	(892,871,161)
Net transfers between other subaccounts
or fixed rate option	370,107,736	196,585,979	284,025,448	140,196,997	990,686,650
Miscellaneous transactions	(6,117)	(16,971)	393	1,656	(5,164)
Other charges	(26,939,499)	(77,131,361)	(43,156,250)	(38,238,550)	(148,811,986)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	177,265,392	(184,555,102)	(82,224,207)	(74,839,786)	160,936,404

TOTAL INCREASE (DECREASE) IN NET ASSETS	516,969,929	997,790,271	425,533,119	471,832,751	2,142,701,450

NET ASSETS
Beginning of period	2,281,768,895	6,701,811,750	3,901,018,323	2,980,411,166	11,139,503,571
End of period	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021

Beginning units	186,564,308	454,582,371	292,347,218	223,079,707	735,148,564
Units issued	47,843,687	50,961,223	44,495,151	25,364,367	126,837,899
Units redeemed	(34,689,377)	(59,935,128)	(49,118,304)	(29,136,031)	(114,113,417)
Ending units	199,718,618	445,608,466	287,724,065	219,308,043	747,873,046

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(98,405,443)	$(14,245,651)	$642,684	$(4,196,921)	$(23,968,850)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	355,724,381	92,928,484	—	20,176,419	41,747,534
Net change in unrealized appreciation (depreciation) on investments	871,809,781	135,337,036	—	48,159,247	93,482,322
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,129,128,719	214,019,869	642,684	64,138,745	111,261,006

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	122,982,899	32,575,226	40,460,069	7,514,989	16,133,543
Annuity payments	(1,200,379)	(1,099,425)	(537,336)	(199,526)	(1,780,648)
Surrenders, withdrawals and death benefits	(471,745,943)	(82,040,549)	(949,867,930)	(21,886,057)	(148,047,831)
Net transfers between other subaccounts
or fixed rate option	138,084,890	49,168,060	923,007,055	21,066,300	182,127,280
Miscellaneous transactions	21,743	61,864	1,122	5,834	12,861
Other charges	(71,059,072)	(8,060,787)	(1,204,551)	(2,288,937)	(14,507,262)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(282,915,862)	(9,395,611)	11,858,429	4,212,603	33,937,943

TOTAL INCREASE (DECREASE) IN NET ASSETS	846,212,857	204,624,258	12,501,113	68,351,348	145,198,949

NET ASSETS
Beginning of period	5,670,024,918	806,817,394	218,732,261	223,149,485	1,411,076,520
End of period	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469

Beginning units	369,894,103	29,237,797	23,879,398	10,534,931	124,402,677
Units issued	34,138,602	6,697,000	46,215,829	2,743,605	29,372,598
Units redeemed	(48,391,749)	(6,602,864)	(44,953,814)	(2,510,068)	(26,942,581)
Ending units	355,640,956	29,331,933	25,141,413	10,768,468	126,832,694

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019**

OPERATIONS
Net investment income (loss)	$(1,847,075)	$(3,167,380)	$(42,551,075)	$(18,601,783)	$(681,291)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,888,721	15,304,164	277,211,839	29,547,859	1,251,260
Net change in unrealized appreciation (depreciation) on investments	20,310,920	58,287,199	7,157,533	119,133,859	(513,940)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,352,566	70,423,983	241,818,297	130,079,935	56,029

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,100,001	5,807,260	32,585	15,277,921	—
Annuity payments	(135,122)	(156,582)	(404,969)	(596,886)	—
Surrenders, withdrawals and death benefits	(9,539,624)	(20,003,944)	(156,339,645)	(119,588,808)	(6,311,493)
Net transfers between other subaccounts
or fixed rate option	11,775,018	(4,049,760)	(5,640,890,539)	125,244,632	(63,294,806)
Miscellaneous transactions	5,374	2,538	1,777	(641)	(448)
Other charges	(1,029,526)	(2,732,374)	(33,081,430)	(12,924,230)	(42,542)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,176,121	(21,132,862)	(5,830,682,221)	7,411,988	(69,649,289)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,528,687	49,291,121	(5,588,863,924)	137,491,923	(69,593,260)

NET ASSETS
Beginning of period	112,783,217	234,931,198	7,019,501,857	1,185,538,988	69,593,260
End of period	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—

Beginning units	10,562,740	18,471,642	571,595,380	96,819,955	6,207,848
Units issued	2,635,849	2,747,032	94,124,419	20,317,768	119,277
Units redeemed	(2,353,937)	(4,148,767)	(568,369,655)	(19,870,512)	(6,327,125)
Ending units	10,844,652	17,069,907	97,350,144	97,267,211	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,075,475)	$(3,138,136)	$(4,580,687)	$(57,838,719)	$(36,857,029)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,509,144	3,277,880	18,832,417	127,675,464	97,792,731
Net change in unrealized appreciation (depreciation) on investments	10,344,486	20,233,880	41,363,201	494,617,994	316,776,525
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,778,155	20,373,624	55,614,931	564,454,739	377,712,227

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,583,032	1,675,279	7,005,451	62,402,441	68,045,193
Annuity payments	(6,605)	(21,264)	(89,438)	(1,074,123)	(162,586)
Surrenders, withdrawals and death benefits	(5,193,333)	(14,727,470)	(23,750,511)	(262,534,734)	(147,576,727)
Net transfers between other subaccounts
or fixed rate option	4,518,590	33,006,186	28,075,788	236,013,628	143,829,790
Miscellaneous transactions	632	1,861	17,246	(7,317)	15,416
Other charges	(654,709)	(2,079,864)	(2,835,812)	(46,283,353)	(28,287,713)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,247,607	17,854,728	8,422,724	(11,483,458)	35,863,373

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,025,762	38,228,352	64,037,655	552,971,281	413,575,600

NET ASSETS
Beginning of period	57,714,975	171,196,680	258,664,568	3,400,440,878	2,084,921,977
End of period	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577

Beginning units	3,863,971	18,398,504	13,467,787	262,006,212	147,089,747
Units issued	1,240,097	6,776,561	3,527,667	31,236,386	21,741,372
Units redeemed	(1,128,208)	(5,119,014)	(3,077,042)	(30,803,019)	(18,140,297)
Ending units	3,975,860	20,056,051	13,918,412	262,439,579	150,690,822

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(31,222,894)	$(7,036)	$924	$(7,014)	$(21,164)
Capital gains distributions received	—	27,323	80,009	38,005	205,653
Net realized gain (loss) on shares redeemed	52,623,402	26,673	(18,183)	58,608	51,943
Net change in unrealized appreciation (depreciation) on investments	244,893,079	62,504	46,353	88,450	24,300
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	266,293,587	109,464	109,103	178,049	260,732

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	49,629,241	—	5,214	16,726	10,613
Annuity payments	(459,236)	—	—	—	—
Surrenders, withdrawals and death benefits	(130,827,570)	(11,544)	(10,374)	(42,483)	(71,777)
Net transfers between other subaccounts
or fixed rate option	209,986,567	102,510	28,001	(162,424)	118,264
Miscellaneous transactions	(6,304)	—	—	21	3
Other charges	(25,325,861)	(4,396)	(5,143)	(6,582)	(13,892)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	102,996,837	86,570	17,698	(194,742)	43,211

TOTAL INCREASE (DECREASE) IN NET ASSETS	369,290,424	196,034	126,801	(16,693)	303,943

NET ASSETS
Beginning of period	1,775,755,842	432,173	405,129	712,958	1,412,832
End of period	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775

Beginning units	146,491,433	16,200	23,269	58,275	55,775
Units issued	26,618,217	9,074	8,395	14,233	20,272
Units redeemed	(18,347,847)	(5,877)	(6,434)	(26,146)	(18,105)
Ending units	154,761,803	19,397	25,230	46,362	57,942

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,933)	$(8,360)	$(4,747)	$1,424	$(6,320)
Capital gains distributions received	98,644	60,558	17,392	14,050	72,583
Net realized gain (loss) on shares redeemed	17,156	(9,277)	(191)	2,021	(13,724)
Net change in unrealized appreciation (depreciation) on investments	27,753	66,525	88,383	34,450	32,308
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	136,620	109,446	100,837	51,945	84,847

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,294	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,460)	(27,680)	(37,082)	(10,469)	(34,721)
Net transfers between other subaccounts
or fixed rate option	(94,166)	25,242	229,696	124,002	(99,757)
Miscellaneous transactions	—	—	—	55	—
Other charges	(4,775)	(4,947)	(3,899)	(2,564)	(3,753)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(102,107)	(7,385)	188,715	111,024	(138,231)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,513	102,061	289,552	162,969	(53,384)

NET ASSETS
Beginning of period	472,779	487,977	332,837	174,678	579,708
End of period	$507,292	$590,038	$622,389	$337,647	$526,324

Beginning units	27,062	27,609	20,252	12,443	26,844
Units issued	3,989	5,308	12,894	9,576	4,357
Units redeemed	(8,872)	(5,299)	(3,134)	(4,305)	(9,746)
Ending units	22,179	27,618	30,012	17,714	21,455

The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,788)	$1,257	$3,188	$(16,125)	$(3,606)
Capital gains distributions received	—	—	34,692	259,818	79,755
Net realized gain (loss) on shares redeemed	(9,193)	(2,163)	9,996	19,508	22,416
Net change in unrealized appreciation (depreciation) on investments	56,133	9,226	53,569	(4,021)	96,292
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,152	8,320	101,445	259,180	194,857

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	3,581	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(13,904)	(3,486)	(9,555)	(39,148)	(17,936)
Net transfers between other subaccounts
or fixed rate option	(85,961)	10,282	151,772	141,460	63,004
Miscellaneous transactions	11	—	—	—	39
Other charges	(1,473)	(587)	(5,173)	(8,610)	(6,206)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(101,327)	6,209	140,625	93,702	38,901

TOTAL INCREASE (DECREASE) IN NET ASSETS	(57,175)	14,529	242,070	352,882	233,758

NET ASSETS
Beginning of period	291,669	64,024	414,629	866,484	683,982
End of period	$234,494	$78,553	$656,699	$1,219,366	$917,740

Beginning units	16,720	5,888	24,933	43,260	49,052
Units issued	3,676	2,550	10,998	10,408	9,904
Units redeemed	(8,797)	(2,038)	(4,582)	(5,997)	(7,205)
Ending units	11,599	6,400	31,349	47,671	51,751

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,714,634)	$(661,003)	$(996,526)	$3,767	$(11,392)
Capital gains distributions received	—	—	—	63,442	83,048
Net realized gain (loss) on shares redeemed	21,741,924	315,574	3,303,343	(12,510)	58,108
Net change in unrealized appreciation (depreciation) on investments	48,983,795	637,496	(1,240,475)	(34,651)	79,867
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	67,011,085	292,067	1,066,342	20,048	209,631

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,126,522	—	—	—	173
Annuity payments	(159,229)	—	—	—	—
Surrenders, withdrawals and death benefits	(23,510,893)	(11,475,042)	(4,120,312)	(13,142)	(224,177)
Net transfers between other subaccounts
or fixed rate option	12,841,464	47,000,736	(8,727,674)	(7,254)	(22,342)
Miscellaneous transactions	2,783	581	214	—	2
Other charges	(2,226,502)	(3,947)	(28,654)	(443)	(2,147)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	74,145	35,522,328	(12,876,426)	(20,839)	(248,491)

TOTAL INCREASE (DECREASE) IN NET ASSETS	67,085,230	35,814,395	(11,810,084)	(791)	(38,860)

NET ASSETS
Beginning of period	213,715,238	10,234,442	46,916,792	156,441	705,016
End of period	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156

Beginning units	9,214,671	873,859	3,939,092	9,950	177,323
Units issued	2,511,491	4,158,728	2,136,355	211	753
Units redeemed	(2,377,673)	(1,158,262)	(3,297,067)	(1,455)	(54,104)
Ending units	9,348,489	3,874,325	2,778,380	8,706	123,972

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,945)	$(557,051)	$(14,586,632)	$(29,202,734)	$(15,374)
Capital gains distributions received	62,057	—	—	—	145,054
Net realized gain (loss) on shares redeemed	16,955	683,494	83,137,060	49,472,488	63,241
Net change in unrealized appreciation (depreciation) on investments	13,779	704,332	140,360,164	251,314,114	148,689
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	85,846	830,775	208,910,592	271,583,868	341,610

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	218,336,187	57,193,306	—
Annuity payments	—	—	(146,688)	(3,084,920)	—
Surrenders, withdrawals and death benefits	(51,616)	(2,215,768)	(227,650,351)	(133,193,607)	(256,717)
Net transfers between other subaccounts
or fixed rate option	19,510	(4,907,575)	(4,084,188)	88,666,892	(35,232)
Miscellaneous transactions	—	(1,380)	47,737	(1,875)	—
Other charges	(448)	(25,988)	(2,961,296)	(20,826,561)	(1,805)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,554)	(7,150,711)	(16,458,599)	(11,246,765)	(293,754)

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,292	(6,319,936)	192,451,993	260,337,103	47,856

NET ASSETS
Beginning of period	368,385	27,093,949	1,066,651,624	1,681,427,316	1,279,643
End of period	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499

Beginning units	16,751	2,413,046	77,775,300	142,882,750	65,422
Units issued	1,574	264,019	19,985,334	12,032,806	128
Units redeemed	(2,776)	(892,530)	(17,011,589)	(12,476,187)	(13,186)
Ending units	15,549	1,784,535	80,749,045	142,439,369	52,364

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,477,200)	$(155,592)	$(9,495,287)	$(65,035)	$(2,498,174)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,229,725	481,393	12,971,618	109,502	7,738,561
Net change in unrealized appreciation (depreciation) on investments	22,800,788	36,177	115,460,259	912,280	36,587,498
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,553,313	361,978	118,936,590	956,747	41,827,885

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,612,135	—	79,401,998	1,049,334	8,013,111
Annuity payments	(180,241)	—	(92,723)	—	(142,721)
Surrenders, withdrawals and death benefits	(48,354,340)	(858,012)	(37,959,063)	(371,914)	(11,114,386)
Net transfers between other subaccounts
or fixed rate option	75,258,512	(3,726,060)	84,909,200	(238,699)	29,780,387
Miscellaneous transactions	(87)	(338)	(3,138)	1,049	(1,538)
Other charges	(3,464,178)	(5,387)	(8,141,363)	(29,714)	(1,538,899)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	39,871,801	(4,589,797)	118,114,911	410,056	24,995,954

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,425,114	(4,227,819)	237,051,501	1,366,803	66,823,839

NET ASSETS
Beginning of period	295,254,166	10,166,811	511,595,147	6,818,248	138,715,955
End of period	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794

Beginning units	26,711,644	1,036,940	40,452,623	676,246	8,592,386
Units issued	10,861,973	161,279	12,166,452	191,597	3,707,207
Units redeemed	(7,295,542)	(625,054)	(3,679,887)	(154,276)	(2,262,132)
Ending units	30,278,075	573,165	48,939,188	713,567	10,037,461

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(238,809)	$(254,850)	$(2,219,077)	$(234,319,805)	$(189,444)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,113,553	(45,560)	8,737,614	7,000,132	590,491
Net change in unrealized appreciation (depreciation) on investments	(174,251)	4,546,379	30,596,302	2,007,497,930	3,533,007
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	700,493	4,245,969	37,114,839	1,780,178,257	3,934,054

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,221,921	5,529,274	3,288,521,346	2,796,158
Annuity payments	—	(41,696)	(200,898)	(1,691,348)	(42,910)
Surrenders, withdrawals and death benefits	(1,520,843)	(1,786,629)	(10,728,393)	(714,654,957)	(1,298,179)
Net transfers between other subaccounts
or fixed rate option	(14,995,114)	620,333	26,600,286	30,000,216	(183,279)
Miscellaneous transactions	(59)	1,737	4,320	92,174	1,504
Other charges	(4,397)	(112,953)	(1,309,222)	(1,360,685)	(85,569)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,520,413)	2,902,713	19,895,367	2,600,906,746	1,187,725

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,819,920)	7,148,682	57,010,206	4,381,085,003	5,121,779

NET ASSETS
Beginning of period	20,452,659	23,988,989	117,570,092	9,805,072,122	17,549,835
End of period	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614

Beginning units	2,166,830	2,405,900	7,719,740	941,647,455	1,160,988
Units issued	354,204	648,945	3,227,268	234,052,490	307,834
Units redeemed	(2,061,023)	(376,018)	(2,039,649)	(5,850,681)	(225,295)
Ending units	460,011	2,678,827	8,907,359	1,169,849,264	1,243,527

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(136,504)	$(359,310)	$(31,630,598)	$(212,832)	$(464,703)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	473,945	1,769,583	8,742,547	378,085	1,144,647
Net change in unrealized appreciation (depreciation) on investments	3,136,220	(227,063)	456,642,009	5,775,199	12,965,037
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,473,661	1,183,210	433,753,958	5,940,452	13,644,981

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,443,748	—	521,434,277	4,852,735	8,390,239
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(961,971)	(3,156,719)	(68,427,264)	(1,668,761)	(4,403,069)
Net transfers between other subaccounts
or fixed rate option	(99,558)	(19,704,579)	359,395,287	286,010	14,010,611
Miscellaneous transactions	(430)	288	(24,865)	(3,391)	(656)
Other charges	(68,660)	(5,018)	(29,970,509)	(197,961)	(421,719)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,313,129	(22,866,028)	782,406,926	3,268,632	17,575,406

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,786,790	(21,682,818)	1,216,160,884	9,209,084	31,220,387

NET ASSETS
Beginning of period	13,957,331	30,694,154	1,489,625,043	29,295,145	52,914,322
End of period	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709

Beginning units	882,618	2,826,703	125,667,557	2,648,355	4,446,454
Units issued	249,667	542,905	63,219,605	520,475	1,987,457
Units redeemed	(143,080)	(2,593,975)	(3,363,424)	(221,139)	(544,382)
Ending units	989,205	775,633	185,523,738	2,947,691	5,889,529

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(461,959)	$(114,573)	$(220,524)	$(227,667)	$(13,067)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,431,477	29,715	648,451	296,200	(23,571)
Net change in unrealized appreciation (depreciation) on investments	9,001,752	1,039,596	7,569,930	2,627,277	(50,322)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,971,270	954,738	7,997,857	2,695,810	(86,960)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,565,437	2,272,649	5,395,868	4,944,503	282,471
Annuity payments	—	—	(69,662)	(25,769)	—
Surrenders, withdrawals and death benefits	(4,122,599)	(1,526,577)	(1,548,619)	(2,265,055)	(101,089)
Net transfers between other subaccounts
or fixed rate option	(3,479,323)	(1,096,925)	(947,206)	(358,958)	(278,883)
Miscellaneous transactions	2,968	(80)	1,823	373	44
Other charges	(434,774)	(111,797)	(205,021)	(217,052)	(12,107)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(468,291)	(462,730)	2,627,183	2,078,042	(109,564)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,502,979	492,008	10,625,040	4,773,852	(196,524)

NET ASSETS
Beginning of period	70,334,479	19,025,770	30,681,919	33,023,829	2,420,854
End of period	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330

Beginning units	5,860,541	1,990,339	2,697,700	3,215,908	254,063
Units issued	738,387	285,974	540,506	608,095	48,072
Units redeemed	(734,796)	(345,202)	(313,228)	(415,939)	(59,067)
Ending units	5,864,132	1,931,111	2,924,978	3,408,064	243,068

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(39,994)	$(43,130)	$(6,129,182)	$(1,147,004)	$(26,030)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	107,179	31,624	1,944,596	4,288,992	28,177
Net change in unrealized appreciation (depreciation) on investments	1,524,442	315,620	68,455,594	1,606,856	260,431
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,591,627	304,114	64,271,008	4,748,844	262,578

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	951,985	1,962,787	69,601,750	—	1,462,283
Annuity payments	—	—	(25,100)	(54,367)	—
Surrenders, withdrawals and death benefits	(188,012)	(365,330)	(12,939,085)	(8,833,850)	(178,226)
Net transfers between other subaccounts
or fixed rate option	(294,350)	1,864,509	65,412,318	(31,388,847)	(79,061)
Miscellaneous transactions	(15)	(130)	(13,546)	(38)	4
Other charges	(36,640)	(40,082)	(6,070,983)	(21,543)	(24,037)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	432,968	3,421,754	115,965,354	(40,298,645)	1,180,963

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,024,595	3,725,868	180,236,362	(35,549,801)	1,443,541

NET ASSETS
Beginning of period	5,675,867	5,149,142	321,087,527	74,689,589	3,850,443
End of period	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984

Beginning units	529,148	548,603	29,409,375	7,783,001	361,055
Units issued	100,400	515,367	11,277,973	2,248,355	159,022
Units redeemed	(58,916)	(161,563)	(1,334,892)	(6,267,890)	(47,408)
Ending units	570,632	902,407	39,352,456	3,763,466	472,669

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	6/28/2019**	12/31/2019	12/31/2019	6/28/2019**

OPERATIONS
Net investment income (loss)	$(12,083)	$(7,312)	$(15,905)	$(28,255)	$(8,380)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,731	4,365	28,767	35,796	(8,600)
Net change in unrealized appreciation (depreciation) on investments	155,979	7,333	132,294	618,027	119,274
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	153,627	4,386	145,156	625,568	102,294

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	705,871	210,974	648,180	732,672	46,093
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(72,076)	(27,777)	(96,738)	(149,849)	(22,211)
Net transfers between other subaccounts
or fixed rate option	172,242	(2,342,183)	558,735	98,753	(3,034,613)
Miscellaneous transactions	221	(21)	(380)	(75)	(9)
Other charges	(10,644)	(6,799)	(14,598)	(25,409)	(7,613)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	795,614	(2,165,806)	1,095,199	656,092	(3,018,353)

TOTAL INCREASE (DECREASE) IN NET ASSETS	949,241	(2,161,420)	1,240,355	1,281,660	(2,916,059)

NET ASSETS
Beginning of period	1,609,795	2,161,420	2,103,437	3,886,044	2,916,059
End of period	$2,559,036	$—	$3,343,792	$5,167,704	$—

Beginning units	154,322	241,063	195,134	378,169	340,397
Units issued	88,150	66,771	136,752	101,880	25,751
Units redeemed	(13,379)	(307,834)	(37,178)	(42,056)	(366,148)
Ending units	229,093	—	294,708	437,993	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	6/28/2019**	1/25/2019**	12/31/2019

OPERATIONS
Net investment income (loss)	$(46,772)	$(53,610)	$(14,083)	$(6,066)	$352,609
Capital gains distributions received	—	—	—	—	1,896,144
Net realized gain (loss) on shares redeemed	4,384	12,219	493,418	1,171,187	100
Net change in unrealized appreciation (depreciation) on investments	1,172,475	431,800	7,321	(655,665)	4,703,648
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,130,087	390,409	486,656	509,456	6,952,501

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,120,222	867,667	302,645	344,340	7,045,210
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(226,807)	(405,087)	(39,412)	(73,964)	(2,035,097)
Net transfers between other subaccounts
or fixed rate option	306,429	182,510	(5,578,278)	(15,027,786)	16,249
Miscellaneous transactions	67	(215)	(13)	1,047	924
Other charges	(42,679)	(51,411)	(14,362)	(7,016)	(251,081)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,157,232	593,464	(5,329,420)	(14,763,379)	4,776,205

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,287,319	983,873	(4,842,764)	(14,253,923)	11,728,706

NET ASSETS
Beginning of period	6,560,071	8,325,853	4,842,764	14,253,923	39,435,605
End of period	$8,847,390	$9,309,726	$—	$—	$51,164,311

Beginning units	668,651	874,887	456,087	1,268,915	3,692,794
Units issued	182,989	132,737	31,143	20,566	729,398
Units redeemed	(72,611)	(73,133)	(487,230)	(1,289,481)	(291,759)
Ending units	779,029	934,491	—	—	4,130,433

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$421,090	$(1,184,283)	$24,421	$(293,808)	$(192,026)
Capital gains distributions received	44,540	—	—	—	—
Net realized gain (loss) on shares redeemed	60,545	4,461,791	126,822	1,938,487	306,521
Net change in unrealized appreciation (depreciation) on investments	1,560,300	2,285,245	929,895	(155,348)	(70,028)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,086,475	5,562,753	1,081,138	1,489,331	44,467

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,716,247	—	6,933	—	—
Annuity payments	—	—	(65,825)	—	—
Surrenders, withdrawals and death benefits	(753,615)	(10,809,037)	(493,932)	(1,931,823)	(2,261,737)
Net transfers between other subaccounts
or fixed rate option	901,888	(46,769,924)	(101,594)	(17,083,356)	17,952,073
Miscellaneous transactions	(349)	(6,677)	305	137,288	124
Other charges	(102,334)	(31,386)	(23,463)	(5,319)	(3,115)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,761,837	(57,617,024)	(677,576)	(18,883,210)	15,687,345

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,848,312	(52,054,271)	403,562	(17,393,879)	15,731,812

NET ASSETS
Beginning of period	13,988,226	86,290,881	5,533,421	26,722,851	3,009,145
End of period	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957

Beginning units	1,264,337	9,049,585	506,495	2,787,789	312,997
Units issued	472,206	2,095,465	19,281	2,042,450	2,184,561
Units redeemed	(142,375)	(7,848,603)	(75,070)	(3,943,588)	(732,015)
Ending units	1,594,168	3,296,447	450,706	886,651	1,765,543
The accompanying notes are an integral part of these financial statements.
A 56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio
	1/1/2019	1/2/2019*	1/28/2019*	1/28/2019*	8/19/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(7,798,261)	$(97,827)	$(966,371)	$(680,217)	$(238)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,774	(6,275)	21,723	71,948	1
Net change in unrealized appreciation (depreciation) on investments	112,524,122	(119,031)	13,051,597	8,199,888	1,148
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	104,792,635	(223,133)	12,106,949	7,591,619	911

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	458,956,756	—	153,911,798	114,530,816	278,535
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(7,902,684)	(1,694,310)	(551,814)	(573,486)	—
Net transfers between other subaccounts
or fixed rate option	80,045,106	12,144,440	7,427,163	7,286,415	—
Miscellaneous transactions	(6,597)	94,520	11,841	5,344	—
Other charges	(7,625,018)	(304)	(711,987)	(591,848)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	523,467,563	10,544,346	160,087,001	120,657,241	278,535

TOTAL INCREASE (DECREASE) IN NET ASSETS	628,260,198	10,321,213	172,193,950	128,248,860	279,446

NET ASSETS
Beginning of period	274,473,102	—	—	—	—
End of period	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446

Beginning units	28,990,091	—	—	—	—
Units issued	50,118,528	3,763,328	14,205,968	11,103,167	27,773
Units redeemed	(133,918)	(2,842,978)	(81,612)	(214,090)	—
Ending units	78,974,701	920,350	14,124,356	10,889,077	27,773

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Corporate Bond Portfolio	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
	8/19/2019*	8/19/2019*	8/19/2019*	8/19/2019*	11/18/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(238)	$(218)	$(744)	$(238)	$(461)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1	1	4	1	3
Net change in unrealized appreciation (depreciation) on investments	1,386	1,498	5,018	1,090	8,295
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,149	1,281	4,278	853	7,837

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	278,534	261,034	640,035	278,535	1,091,132
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	73
Miscellaneous transactions	—	—	—	—	367
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	278,534	261,034	640,035	278,535	1,091,572

TOTAL INCREASE (DECREASE) IN NET ASSETS	279,683	262,315	644,313	279,388	1,099,409

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$279,683	$262,315	$644,313	$279,388	$1,099,409

Beginning units	—	—	—	—	—
Units issued	27,742	26,072	63,601	27,768	106,752
Units redeemed	—	—	—	—	(26)
Ending units	27,742	26,072	63,601	27,768	106,726

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$33,696	$(1,837,732)	$(2,522,005)	$(147,673)	$(180,128)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,467,226	13,380,820	618,353	1,042,019
Net change in unrealized appreciation (depreciation) on investments	—	(2,921,368)	(19,531,080)	(1,005,978)	(1,317,844)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,696	(2,291,874)	(8,672,265)	(535,298)	(455,953)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,109,260	754,870	628,347	24,817	10,000
Annuity payments	(1,251,270)	(1,635,135)	(883,438)	(157,682)	(174,200)
Surrenders, withdrawals and death benefits	(15,704,956)	(15,409,667)	(18,733,635)	(1,085,036)	(1,632,626)
Net transfers between other subaccounts
or fixed rate option	10,767,531	1,565,253	(3,781,891)	(72,825)	(451,507)
Miscellaneous transactions	5,502	4,612	5,060	385	34
Other charges	(102,328)	(32,379)	(139,476)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,176,261)	(14,752,446)	(22,905,033)	(1,290,341)	(2,248,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,142,565)	(17,044,320)	(31,577,298)	(1,825,639)	(2,704,252)

NET ASSETS
Beginning of period	82,409,467	140,779,795	176,689,783	11,108,455	13,994,718
End of period	$77,266,902	$123,735,475	$145,112,485	$9,282,816	$11,290,466

Beginning units	72,664,979	51,465,051	48,485,270	3,315,066	4,680,398
Units issued	14,932,722	621,807	442,257	12,629	15,492
Units redeemed	(19,435,976)	(6,134,079)	(6,421,856)	(395,736)	(769,823)
Ending units	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067

The accompanying notes are an integral part of these financial statements.
A 59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,339,958)	$1,889,605	$(42,051)	$(4,168,246)	$(821,789)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,689,572	(620,728)	(94,585)	16,909,451	3,804,330
Net change in unrealized appreciation (depreciation) on investments	(32,732,672)	(4,684,569)	(447,588)	(29,046,554)	(7,292,896)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(23,383,058)	(3,415,692)	(584,224)	(16,305,349)	(4,310,355)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	630,124	331,874	6,337	12,784,179	205,759
Annuity payments	(1,373,538)	(758,470)	(20,685)	(1,658,121)	(327,167)
Surrenders, withdrawals and death benefits	(23,535,629)	(16,239,176)	(230,424)	(28,784,235)	(6,053,257)
Net transfers between other subaccounts
or fixed rate option	(2,550,792)	213,851	(13,597)	3,072,515	(360,062)
Miscellaneous transactions	11,103	(3,363)	(74)	11,342	948
Other charges	(307,866)	(189,435)	—	(320,995)	(65,108)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,126,598)	(16,644,719)	(258,443)	(14,895,315)	(6,598,887)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,509,656)	(20,060,411)	(842,667)	(31,200,664)	(10,909,242)

NET ASSETS
Beginning of period	234,532,063	142,013,058	3,270,340	286,797,588	57,219,667
End of period	$184,022,407	$121,952,647	$2,427,673	$255,596,924	$46,310,425

Beginning units	69,321,450	28,650,342	617,613	79,672,113	20,166,766
Units issued	456,648	418,112	6,472	3,086,099	483,594
Units redeemed	(8,575,239)	(3,835,949)	(56,597)	(10,366,220)	(2,787,704)
Ending units	61,202,859	25,232,505	567,488	72,391,992	17,862,656

The accompanying notes are an integral part of these financial statements.
A 60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(4,375,839)	$(845,410)	$(22,007)	$346,126	$(351,818)
Capital gains distributions received	—	—	1,684,987	5,062,548	4,262,648
Net realized gain (loss) on shares redeemed	29,135,768	5,509,481	528,786	2,311,667	2,168,028
Net change in unrealized appreciation (depreciation) on investments	(27,688,101)	(10,822,105)	(5,056,422)	(13,811,686)	(12,850,006)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,928,172)	(6,158,034)	(2,864,656)	(6,091,345)	(6,771,148)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	993,316	5,077,974	48,328	120,307	141,448
Annuity payments	(2,110,714)	(328,108)	(152,358)	(579,195)	(425,262)
Surrenders, withdrawals and death benefits	(30,358,309)	(6,133,117)	(2,144,388)	(8,073,289)	(6,760,791)
Net transfers between other subaccounts
or fixed rate option	(5,331,133)	1,191,128	48,382	(304,292)	(466,057)
Miscellaneous transactions	6,776	7,603	(210)	1,863	(1,028)
Other charges	(247,452)	(17,837)	(3,251)	(12,431)	(17,562)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,047,516)	(202,357)	(2,203,497)	(8,847,037)	(7,529,252)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,975,688)	(6,360,391)	(5,068,153)	(14,938,382)	(14,300,400)

NET ASSETS
Beginning of period	294,436,374	59,097,143	20,482,638	65,251,496	71,341,593
End of period	$254,460,686	$52,736,752	$15,414,485	$50,313,114	$57,041,193

Beginning units	70,791,825	9,680,422	10,239,900	16,254,805	23,684,824
Units issued	951,243	1,040,972	254,061	60,818	22,671
Units redeemed	(9,137,411)	(1,544,021)	(1,375,646)	(2,275,920)	(2,477,456)
Ending units	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039

The accompanying notes are an integral part of these financial statements.
A 61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(470,803)	$179,792	$(126,271)	$(826,324)	$57,442
Capital gains distributions received	2,617,375	—	2,036,869	4,165,209	1,580
Net realized gain (loss) on shares redeemed	2,020,687	(85,463)	705,892	4,167,543	1,590,009
Net change in unrealized appreciation (depreciation) on investments	(5,734,014)	(8,871,784)	(3,455,432)	(6,199,804)	(3,988,773)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,566,755)	(8,777,455)	(838,942)	1,306,624	(2,339,742)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	80,508	75,061	16,761	177,225	35,940
Annuity payments	(286,098)	(342,473)	(284,341)	(220,730)	(76,843)
Surrenders, withdrawals and death benefits	(5,855,849)	(5,618,001)	(1,842,534)	(6,026,222)	(2,698,470)
Net transfers between other subaccounts
or fixed rate option	(1,053,094)	(121,655)	(145,682)	(1,348,825)	(1,295,800)
Miscellaneous transactions	2,109	(331)	(338)	(378)	1,179
Other charges	(14,417)	(13,235)	(3,837)	(15,287)	(4,467)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,126,841)	(6,020,634)	(2,259,971)	(7,434,217)	(4,038,461)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,693,596)	(14,798,089)	(3,098,913)	(6,127,593)	(6,378,203)

NET ASSETS
Beginning of period	55,171,307	60,057,192	18,257,977	60,860,818	26,278,917
End of period	$46,477,711	$45,259,103	$15,159,064	$54,733,225	$19,900,714

Beginning units	17,051,349	16,962,114	5,304,052	15,862,556	6,738,168
Units issued	15,063	60,495	15,920	137,101	48,246
Units redeemed	(2,083,959)	(1,769,757)	(648,781)	(1,903,980)	(1,088,964)
Ending units	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450

The accompanying notes are an integral part of these financial statements.
A 62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(331,988)	$(613,948)	$(144,592)	$(121,888)	$(1,367,520)
Capital gains distributions received	2,423,525	—	4,008,267	979,798	—
Net realized gain (loss) on shares redeemed	(450,023)	4,412,787	(133,098)	461,145	6,261,786
Net change in unrealized appreciation (depreciation) on investments	(2,948,205)	(6,161,155)	(7,145,381)	(1,211,768)	(17,185,032)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,306,691)	(2,362,316)	(3,414,804)	107,287	(12,290,766)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,165	76,311	35,112	1,351	304,250
Annuity payments	(207,535)	(359,545)	(148,155)	(28,023)	(228,765)
Surrenders, withdrawals and death benefits	(2,364,522)	(5,409,507)	(2,533,583)	(847,167)	(8,803,410)
Net transfers between other subaccounts
or fixed rate option	(270,586)	(812,474)	(224,542)	(101,372)	(806,238)
Miscellaneous transactions	(366)	(2,315)	(403)	(167)	(1,995)
Other charges	(5,372)	(8,601)	(4,396)	(1,506)	(208,819)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,811,216)	(6,516,131)	(2,875,967)	(976,884)	(9,744,977)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,117,907)	(8,878,447)	(6,290,771)	(869,597)	(22,035,743)

NET ASSETS
Beginning of period	24,042,841	44,792,277	25,779,494	8,716,310	90,794,381
End of period	$19,924,934	$35,913,830	$19,488,723	$7,846,713	$68,758,638

Beginning units	7,436,523	13,523,215	12,130,078	5,895,436	26,955,843
Units issued	115,845	117,287	55,813	362,410	359,610
Units redeemed	(936,854)	(2,024,355)	(1,420,766)	(997,755)	(3,258,098)
Ending units	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355

The accompanying notes are an integral part of these financial statements.
A 63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(131,587)	$(1,616,281)	$(491,121)	$(8,460,885)	$(3,479,154)
Capital gains distributions received	505,317	—	—	—	—
Net realized gain (loss) on shares redeemed	541,660	8,657,292	1,011,922	25,497,281	12,526,265
Net change in unrealized appreciation (depreciation) on investments	(1,227,490)	(15,249,087)	(4,697,784)	(72,641,818)	(22,440,112)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(312,100)	(8,208,076)	(4,176,983)	(55,605,422)	(13,393,001)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,494	266,702	18,642	7,797,950	6,706,784
Annuity payments	(19,790)	(339,748)	(61,443)	(97,385)	(208,127)
Surrenders, withdrawals and death benefits	(914,674)	(11,749,045)	(2,913,058)	(44,687,203)	(15,473,116)
Net transfers between other subaccounts
or fixed rate option	(466,313)	(2,293,168)	239,731	(55,736,738)	(27,869,017)
Miscellaneous transactions	482	(351)	3,713	(1,612)	(3,823)
Other charges	(28,154)	(257,195)	(74,046)	(5,938,506)	(1,998,543)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,390,955)	(14,372,805)	(2,786,461)	(98,663,494)	(38,845,842)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,703,055)	(22,580,881)	(6,963,444)	(154,268,916)	(52,238,843)

NET ASSETS
Beginning of period	10,325,654	105,906,348	32,256,909	646,682,943	243,725,462
End of period	$8,622,599	$83,325,467	$25,293,465	$492,414,027	$191,486,619

Beginning units	4,942,917	31,152,249	16,536,321	36,026,323	12,441,393
Units issued	55,461	247,629	662,254	1,687,901	1,374,344
Units redeemed	(636,236)	(4,278,421)	(2,074,828)	(7,199,920)	(3,349,382)
Ending units	4,362,142	27,121,457	15,123,747	30,514,304	10,466,355

The accompanying notes are an integral part of these financial statements.
A 64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(24,084,511)	$(2,091,541)	$(3,025,002)	$(2,880,873)	$(1,693,494)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	72,732,797	6,883,001	10,020,628	17,671,544	7,934,543
Net change in unrealized appreciation (depreciation) on investments	(147,205,973)	(20,100,361)	(13,636,875)	(35,485,593)	(25,263,541)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(98,557,687)	(15,308,901)	(6,641,249)	(20,694,922)	(19,022,492)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	49,574,944	8,733,710	12,055,438	6,295,796	1,433,712
Annuity payments	(508,393)	(29,211)	(52,715)	(54,821)	(92,422)
Surrenders, withdrawals and death benefits	(94,302,357)	(9,484,337)	(16,822,804)	(14,240,914)	(7,812,550)
Net transfers between other subaccounts
or fixed rate option	(158,847,109)	2,687,060	(22,955,238)	(4,994,570)	(9,191,296)
Miscellaneous transactions	(1,652)	11,183	(299)	(3,667)	(775)
Other charges	(15,716,408)	(1,165,823)	(1,574,254)	(1,680,405)	(939,863)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(219,800,975)	752,582	(29,349,872)	(14,678,581)	(16,603,194)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(318,358,662)	(14,556,319)	(35,991,121)	(35,373,503)	(35,625,686)

NET ASSETS
Beginning of period	1,564,162,696	134,366,944	219,286,967	181,631,221	119,136,144
End of period	$1,245,804,034	$119,810,625	$183,295,846	$146,257,718	$83,510,458

Beginning units	111,352,127	8,177,523	14,828,713	8,199,145	5,460,598
Units issued	5,773,041	2,023,181	2,081,441	1,596,042	544,858
Units redeemed	(21,762,529)	(1,984,059)	(4,012,504)	(2,243,701)	(1,332,536)
Ending units	95,362,639	8,216,645	12,897,650	7,551,486	4,672,920

The accompanying notes are an integral part of these financial statements.
A 65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,078,786)	$(9,245,001)	$(5,601,166)	$(6,861,791)	$(2,589,974)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,138,719	36,082,126	26,310,448	50,556,461	16,384,482
Net change in unrealized appreciation (depreciation) on investments	(31,123,565)	(57,903,641)	(87,824,159)	(57,643,208)	(14,706,429)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(24,063,632)	(31,066,516)	(67,114,877)	(13,948,538)	(911,921)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,864,362	15,216,451	10,480,478	7,904,668	12,907,236
Annuity payments	(58,884)	(115,686)	(252,480)	(250,309)	(68,380)
Surrenders, withdrawals and death benefits	(9,359,754)	(41,374,740)	(28,291,622)	(35,153,386)	(12,960,173)
Net transfers between other subaccounts
or fixed rate option	(11,890,901)	(42,428,665)	(5,891,108)	(55,129,165)	8,942,894
Miscellaneous transactions	(366)	(1,116)	13,456	1,209	25,176
Other charges	(1,119,403)	(5,477,187)	(4,627,075)	(3,863,189)	(1,570,310)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(18,564,946)	(74,180,943)	(28,568,351)	(86,490,172)	7,276,443

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,628,578)	(105,247,459)	(95,683,228)	(100,438,710)	6,364,522

NET ASSETS
Beginning of period	144,480,301	608,566,928	467,504,771	466,162,553	170,338,092
End of period	$101,851,723	$503,319,469	$371,821,543	$365,723,843	$176,702,614

Beginning units	6,774,556	29,238,537	22,705,280	18,618,717	7,414,319
Units issued	1,053,148	2,916,786	2,316,609	1,413,352	2,229,815
Units redeemed	(1,952,670)	(6,398,543)	(3,732,763)	(4,733,629)	(1,916,202)
Ending units	5,875,034	25,756,780	21,289,126	15,298,440	7,727,932

The accompanying notes are an integral part of these financial statements.
A 66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(5,514,233)	$(2,338,604)	$(3,993,881)	$(4,002,822)	$(177,868,027)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	22,695,708	898,154	20,977,556	8,436,926	418,977,384
Net change in unrealized appreciation (depreciation) on investments	(79,213,633)	238,865	(41,401,304)	(47,784,486)	(996,059,803)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(62,032,158)	(1,201,585)	(24,417,629)	(43,350,382)	(754,950,446)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,608,694	11,627,718	10,887,662	4,208,075	334,086,492
Annuity payments	(130,004)	(335,264)	(21,762)	(178,034)	(3,808,497)
Surrenders, withdrawals and death benefits	(23,995,078)	(19,437,582)	(18,198,810)	(19,235,835)	(683,313,211)
Net transfers between other subaccounts
or fixed rate option	(30,173,583)	307,295	(17,352,698)	(44,248,565)	(610,661,683)
Miscellaneous transactions	(3,240)	(725)	7,058	561	36,926
Other charges	(3,069,385)	(1,115,192)	(2,274,109)	(2,249,995)	(125,417,625)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(44,762,596)	(8,953,750)	(26,952,659)	(61,703,793)	(1,089,077,598)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(106,794,754)	(10,155,335)	(51,370,288)	(105,054,175)	(1,844,028,044)

NET ASSETS
Beginning of period	381,806,595	164,924,467	275,318,533	285,152,483	11,688,100,623
End of period	$275,011,841	$154,769,132	$223,948,245	$180,098,308	$9,844,072,579

Beginning units	16,836,160	16,297,749	10,874,830	26,240,624	717,175,192
Units issued	1,745,466	4,462,911	1,591,029	2,757,922	20,335,251
Units redeemed	(3,732,828)	(5,343,073)	(2,638,257)	(8,879,676)	(87,105,672)
Ending units	14,848,798	15,417,587	9,827,602	20,118,870	650,404,771

The accompanying notes are an integral part of these financial statements.
A 67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(6,243,792)	$(3,769,517)	$(2,357,086)	$(24,651,616)	$(146,486,893)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,671,565	8,319,332	1,066,188	69,999,257	390,967,717
Net change in unrealized appreciation (depreciation) on investments	(62,848,606)	(51,002,280)	2,509,060	(142,628,747)	(940,486,307)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(45,420,833)	(46,452,465)	1,218,162	(97,281,106)	(696,005,483)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,008,537	3,004,602	7,169,298	51,011,025	412,006,164
Annuity payments	(166,894)	(127,168)	(113,225)	(905,801)	(1,982,575)
Surrenders, withdrawals and death benefits	(30,456,843)	(18,376,612)	(11,934,448)	(95,969,562)	(563,374,491)
Net transfers between other subaccounts
or fixed rate option	(26,419,723)	3,127,720	(15,264,221)	(155,902,464)	(377,444,178)
Miscellaneous transactions	5,707	10,178	(319)	(3,860)	61,246
Other charges	(3,890,620)	(2,107,164)	(1,895,059)	(17,464,967)	(91,550,123)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(47,919,836)	(14,468,444)	(22,037,974)	(219,235,629)	(622,283,957)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,340,669)	(60,920,909)	(20,819,812)	(316,516,735)	(1,318,289,440)

NET ASSETS
Beginning of period	447,924,348	244,940,619	188,204,525	1,626,779,446	9,063,318,625
End of period	$354,583,679	$184,019,710	$167,384,713	$1,310,262,711	$7,745,029,185

Beginning units	22,832,242	17,268,158	18,786,865	119,255,539	536,307,375
Units issued	2,355,549	3,047,975	2,102,823	4,870,682	40,275,843
Units redeemed	(4,821,484)	(4,321,679)	(4,282,825)	(21,486,588)	(78,054,633)
Ending units	20,366,307	15,994,454	16,606,863	102,639,633	498,528,585
The accompanying notes are an integral part of these financial statements.
A 68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(50,473,778)	$(118,638,576)	$(71,698,542)	$(56,306,314)	$(217,546,690)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	187,014,681	314,455,670	180,171,357	145,458,678	451,187,522
Net change in unrealized appreciation (depreciation) on investments	(422,340,034)	(673,315,739)	(298,531,447)	(415,296,398)	(1,451,976,804)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(285,799,131)	(477,498,645)	(190,058,632)	(326,144,034)	(1,218,335,972)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	34,034,477	309,440,633	123,259,547	104,575,533	345,303,812
Annuity payments	(1,868,444)	(4,013,577)	(4,013,716)	(705,292)	(3,459,359)
Surrenders, withdrawals and death benefits	(200,995,709)	(484,353,160)	(355,099,490)	(216,801,654)	(825,068,195)
Net transfers between other subaccounts
or fixed rate option	(572,315,054)	(306,458,533)	(244,690,902)	(277,999,447)	(1,459,617,465)
Miscellaneous transactions	(15,249)	(5,064)	(67,256)	4,745	(22,505)
Other charges	(28,809,678)	(75,901,820)	(43,441,171)	(39,572,482)	(153,661,458)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(769,969,657)	(561,291,521)	(524,052,988)	(430,498,597)	(2,096,525,170)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,055,768,788)	(1,038,790,166)	(714,111,620)	(756,642,631)	(3,314,861,142)

NET ASSETS
Beginning of period	3,337,537,683	7,740,601,916	4,615,129,943	3,737,053,797	14,454,364,713
End of period	$2,281,768,895	$6,701,811,750	$3,901,018,323	$2,980,411,166	$11,139,503,571

Beginning units	245,825,116	489,239,827	329,485,420	253,498,091	865,745,078
Units issued	11,719,401	22,953,069	15,975,873	8,817,519	33,126,430
Units redeemed	(70,980,209)	(57,610,525)	(53,114,075)	(39,235,903)	(163,722,944)
Ending units	186,564,308	454,582,371	292,347,218	223,079,707	735,148,564

The accompanying notes are an integral part of these financial statements.
A 69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(103,960,557)	$(13,850,848)	$(245,020)	$(4,136,131)	$(25,627,413)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	289,364,077	82,017,760	—	21,220,336	27,088,454
Net change in unrealized appreciation (depreciation) on investments	(657,738,219)	(50,614,615)	—	(43,597,615)	(41,155,471)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(472,334,699)	17,552,297	(245,020)	(26,513,410)	(39,694,430)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	160,744,170	34,129,230	40,371,005	9,362,951	14,998,716
Annuity payments	(1,380,249)	(178,730)	(203,550)	(102,139)	(1,534,649)
Surrenders, withdrawals and death benefits	(409,223,138)	(64,468,315)	(859,470,284)	(18,521,500)	(129,988,466)
Net transfers between other subaccounts
or fixed rate option	(342,690,421)	(6,523,084)	839,151,563	5,092,053	(135,211,500)
Miscellaneous transactions	56,517	(32,401)	(1,025)	5,045	380
Other charges	(71,711,174)	(7,581,852)	(1,143,003)	(2,160,508)	(15,105,549)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(664,204,295)	(44,655,152)	18,704,706	(6,324,098)	(266,841,068)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,136,538,994)	(27,102,855)	18,459,686	(32,837,508)	(306,535,498)

NET ASSETS
Beginning of period	6,806,563,912	833,920,249	200,272,575	255,986,993	1,717,612,018
End of period	$5,670,024,918	$806,817,394	$218,732,261	$223,149,485	$1,411,076,520

Beginning units	410,174,737	30,786,925	22,116,718	10,814,190	147,932,167
Units issued	10,377,717	4,866,130	46,320,217	2,289,597	9,812,126
Units redeemed	(50,658,351)	(6,415,258)	(44,557,537)	(2,568,856)	(33,341,616)
Ending units	369,894,103	29,237,797	23,879,398	10,534,931	124,402,677

The accompanying notes are an integral part of these financial statements.
A 70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,039,333)	$(3,329,981)	$(38,207,291)	$(13,674,965)	$(885,983)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,997,017	9,394,240	8,726,092	12,454,871	7,908
Net change in unrealized appreciation (depreciation) on investments	(27,026,908)	(46,574,504)	58,842,706	(25,041,925)	409,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(25,069,224)	(40,510,245)	29,361,507	(26,262,019)	(468,424)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,320,710	9,563,069	38,797	13,966,771	—
Annuity payments	(97,026)	(31,039)	(407,536)	(287,375)	(11,530)
Surrenders, withdrawals and death benefits	(9,456,960)	(15,507,156)	(131,107,027)	(70,045,836)	(17,948,461)
Net transfers between other subaccounts
or fixed rate option	(3,817,949)	14,769,571	5,899,276,562	553,488,284	79,155,818
Miscellaneous transactions	7,479	9,430	12,802	(153)	(1,966)
Other charges	(1,060,178)	(2,951,242)	(28,052,363)	(8,691,832)	(4,522)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,103,924)	5,852,633	5,739,761,235	488,429,859	61,189,339

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,173,148)	(34,657,612)	5,769,122,742	462,167,840	60,720,915

NET ASSETS
Beginning of period	147,956,365	269,588,810	1,250,379,115	723,371,148	8,872,345
End of period	$112,783,217	$234,931,198	$7,019,501,857	$1,185,538,988	$69,593,260

Beginning units	11,482,988	18,217,927	91,942,817	56,851,935	754,700
Units issued	1,623,662	3,596,876	655,344,571	61,012,417	6,789,881
Units redeemed	(2,543,910)	(3,343,161)	(175,692,008)	(21,044,397)	(1,336,733)
Ending units	10,562,740	18,471,642	571,595,380	96,819,955	6,207,848

The accompanying notes are an integral part of these financial statements.
A 71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,147,646)	$(3,539,756)	$(5,079,231)	$(63,319,323)	$(39,134,450)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,505,692	6,955,024	25,831,603	160,997,783	108,185,383
Net change in unrealized appreciation (depreciation) on investments	(6,772,400)	(39,132,175)	(69,454,659)	(483,314,575)	(291,057,097)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,414,354)	(35,716,907)	(48,702,287)	(385,636,115)	(222,006,164)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,548,387	1,834,167	9,755,940	108,941,638	120,378,452
Annuity payments	(25,051)	—	(193,944)	(700,212)	(571,247)
Surrenders, withdrawals and death benefits	(5,715,385)	(13,924,925)	(23,329,497)	(233,221,998)	(142,017,584)
Net transfers between other subaccounts
or fixed rate option	(11,509,368)	(19,101,381)	(30,620,990)	(402,659,927)	(220,307,446)
Miscellaneous transactions	(89)	(1,159)	107	14,491	2,824
Other charges	(667,597)	(2,211,851)	(3,038,277)	(48,323,590)	(28,485,644)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,369,103)	(33,405,149)	(47,426,661)	(575,949,598)	(271,000,645)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,783,457)	(69,122,056)	(96,128,948)	(961,585,713)	(493,006,809)

NET ASSETS
Beginning of period	78,498,432	240,318,736	354,793,516	4,362,026,591	2,577,928,786
End of period	$57,714,975	$171,196,680	$258,664,568	$3,400,440,878	$2,084,921,977

Beginning units	4,913,350	21,865,500	15,520,221	304,321,037	164,997,779
Units issued	482,803	3,874,196	1,528,331	9,268,665	10,772,366
Units redeemed	(1,532,182)	(7,341,192)	(3,580,765)	(51,583,490)	(28,680,398)
Ending units	3,863,971	18,398,504	13,467,787	262,006,212	147,089,747

The accompanying notes are an integral part of these financial statements.
A 72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(33,887,284)	$(5,362)	$(550)	$(10,050)	$(22,996)
Capital gains distributions received	—	24,965	110,586	—	104,350
Net realized gain (loss) on shares redeemed	85,175,300	36,986	(31,935)	111,513	156,037
Net change in unrealized appreciation (depreciation) on investments	(239,261,307)	(53,419)	(184,499)	(198,839)	(169,891)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(187,973,291)	3,170	(106,398)	(97,376)	67,500

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	72,892,237	—	—	6,687	3,600
Annuity payments	(596,801)	—	—	—	—
Surrenders, withdrawals and death benefits	(120,073,639)	(34,027)	(48,013)	(84,720)	(212,700)
Net transfers between other subaccounts
or fixed rate option	(318,166,018)	(54,015)	(213,495)	(354,999)	(304,267)
Miscellaneous transactions	914	—	(3)	7	202
Other charges	(26,131,860)	(2,915)	(5,960)	(8,169)	(13,546)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(392,075,167)	(90,957)	(267,471)	(441,194)	(526,711)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(580,048,458)	(87,787)	(373,869)	(538,570)	(459,211)

NET ASSETS
Beginning of period	2,355,804,300	519,960	778,998	1,251,528	1,872,043
End of period	$1,775,755,842	$432,173	$405,129	$712,958	$1,412,832

Beginning units	176,871,835	19,232	38,135	86,950	76,049
Units issued	7,815,769	4,469	8,981	10,012	9,483
Units redeemed	(38,196,171)	(7,501)	(23,847)	(38,687)	(29,757)
Ending units	146,491,433	16,200	23,269	58,275	55,775

The accompanying notes are an integral part of these financial statements.
A 73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(7,091)	$(9,018)	$(5,133)	$1,642	$(7,876)
Capital gains distributions received	—	53,503	56,680	24,860	54,485
Net realized gain (loss) on shares redeemed	60,658	1,350	4,175	(4,538)	24,668
Net change in unrealized appreciation (depreciation) on investments	(128,124)	(124,879)	(113,800)	(37,778)	(103,901)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(74,557)	(79,044)	(58,078)	(15,814)	(32,624)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,806	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(37,970)	(51,502)	(13,414)	(13,901)	(21,811)
Net transfers between other subaccounts
or fixed rate option	(225,585)	(21,615)	(63,027)	(44,917)	(169,581)
Miscellaneous transactions	—	—	—	(2)	1
Other charges	(5,157)	(5,187)	(2,920)	(1,946)	(5,471)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(261,906)	(78,304)	(79,361)	(60,766)	(196,862)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(336,463)	(157,348)	(137,439)	(76,580)	(229,486)

NET ASSETS
Beginning of period	809,242	645,325	470,276	251,258	809,194
End of period	$472,779	$487,977	$332,837	$174,678	$579,708

Beginning units	38,141	31,590	24,601	17,211	34,934
Units issued	3,278	4,922	1,606	2,852	3,563
Units redeemed	(14,357)	(8,903)	(5,955)	(7,620)	(11,653)
Ending units	27,062	27,609	20,252	12,443	26,844

The accompanying notes are an integral part of these financial statements.
A 74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(4,011)	$4,329	$5,595	$(14,983)	$(4,724)
Capital gains distributions received	30,799	—	17,422	46,243	—
Net realized gain (loss) on shares redeemed	9,075	(8,601)	10,990	62,905	36,239
Net change in unrealized appreciation (depreciation) on investments	(94,964)	(11,374)	(28,154)	(119,773)	(128,016)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(59,101)	(15,646)	5,853	(25,608)	(96,501)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	3,600	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(33,345)	(18,632)	(79,225)	(62,158)	(56,658)
Net transfers between other subaccounts
or fixed rate option	32,723	(25,179)	(85,657)	(62,968)	(37,213)
Miscellaneous transactions	—	—	—	(2)	(2)
Other charges	(2,996)	(844)	(4,459)	(7,563)	(6,535)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,618)	(44,655)	(165,741)	(132,691)	(100,408)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,719)	(60,301)	(159,888)	(158,299)	(196,909)

NET ASSETS
Beginning of period	354,388	124,325	574,517	1,024,783	880,891
End of period	$291,669	$64,024	$414,629	$866,484	$683,982

Beginning units	17,004	9,446	34,751	49,439	55,706
Units issued	7,491	3,307	5,231	5,106	2,379
Units redeemed	(7,775)	(6,865)	(15,049)	(11,285)	(9,033)
Ending units	16,720	5,888	24,933	43,260	49,052

The accompanying notes are an integral part of these financial statements.
A 75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,644,546)	$(203,536)	$(1,174,326)	$26,027	$(14,801)
Capital gains distributions received	—	—	—	58,766	88,654
Net realized gain (loss) on shares redeemed	22,696,338	69,564	393,518	(17,738)	67,642
Net change in unrealized appreciation (depreciation) on investments	(26,482,190)	(29,840)	(370,179)	(106,508)	(129,216)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,430,398)	(163,812)	(1,150,987)	(39,453)	12,279

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,044,896	—	—	—	—
Annuity payments	(34,215)	—	(24,562)	(12,452)	—
Surrenders, withdrawals and death benefits	(16,413,135)	(989,660)	(5,410,692)	(63,762)	(166,852)
Net transfers between other subaccounts
or fixed rate option	(4,396,484)	2,383,833	4,512,937	(6,788)	(65,838)
Miscellaneous transactions	(6,182)	(63)	(194)	(166)	8
Other charges	(2,127,237)	(3,738)	(35,404)	(673)	(2,741)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,932,357)	1,390,372	(957,915)	(83,841)	(235,423)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,362,755)	1,226,560	(2,108,902)	(123,294)	(223,144)

NET ASSETS
Beginning of period	230,077,993	9,007,882	49,025,694	279,735	928,160
End of period	$213,715,238	$10,234,442	$46,916,792	$156,441	$705,016

Beginning units	9,566,333	754,695	4,013,063	14,521	229,819
Units issued	2,290,759	329,904	752,573	65	1,159
Units redeemed	(2,642,421)	(210,740)	(826,544)	(4,636)	(53,655)
Ending units	9,214,671	873,859	3,939,092	9,950	177,323

The accompanying notes are an integral part of these financial statements.
A 76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(7,411)	$(704,015)	$(15,546,238)	$(30,292,449)	$(19,060)
Capital gains distributions received	39,079	—	—	—	135,465
Net realized gain (loss) on shares redeemed	21,438	208,719	30,804,328	63,170,466	69,100
Net change in unrealized appreciation (depreciation) on investments	(46,605)	(407,738)	(105,889,483)	(163,505,600)	(296,753)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,501	(903,034)	(90,631,393)	(130,627,583)	(111,248)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	142,830,872	121,369,504	—
Annuity payments	—	—	—	(2,642,515)	—
Surrenders, withdrawals and death benefits	(14,781)	(4,374,618)	(95,044,432)	(116,493,048)	(167,950)
Net transfers between other subaccounts
or fixed rate option	(25,957)	(3,741,862)	8,255,120	(142,413,491)	(9,707)
Miscellaneous transactions	8	265	28,389	4,465	—
Other charges	(523)	(29,135)	(2,318,692)	(20,401,977)	(2,063)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(41,253)	(8,145,350)	53,751,257	(160,577,062)	(179,720)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,752)	(9,048,384)	(36,880,136)	(291,204,645)	(290,968)

NET ASSETS
Beginning of period	403,137	36,142,333	1,103,531,760	1,972,631,961	1,570,611
End of period	$368,385	$27,093,949	$1,066,651,624	$1,681,427,316	$1,279,643

Beginning units	18,280	3,124,606	74,247,266	156,449,299	73,402
Units issued	880	454,996	10,104,518	10,507,088	1,791
Units redeemed	(2,409)	(1,166,556)	(6,576,484)	(24,073,637)	(9,771)
Ending units	16,751	2,413,046	77,775,300	142,882,750	65,422

The accompanying notes are an integral part of these financial statements.
A 77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,992,594)	$(169,816)	$(9,455,697)	$(63,538)	$(2,347,873)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,965,607	81,907	19,693,821	52,763	6,144,288
Net change in unrealized appreciation (depreciation) on investments	(5,414,596)	(30,008)	(71,966,653)	(546,425)	(22,461,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,441,583)	(117,917)	(61,728,529)	(557,200)	(18,664,593)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,034,075	—	44,354,571	1,230,670	7,496,535
Annuity payments	(27,811)	—	(225,786)	—	—
Surrenders, withdrawals and death benefits	(23,116,637)	(1,546,719)	(33,084,853)	(510,975)	(10,018,559)
Net transfers between other subaccounts
or fixed rate option	22,071,322	4,689,638	(58,950,201)	(490,583)	(5,133,308)
Miscellaneous transactions	(1,167)	(458)	(4,616)	19	(115)
Other charges	(3,155,748)	(4,752)	(7,680,485)	(26,829)	(1,381,996)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,804,034	3,137,709	(55,591,370)	202,302	(9,037,443)

TOTAL INCREASE (DECREASE) IN NET ASSETS	362,451	3,019,792	(117,319,899)	(354,898)	(27,702,036)

NET ASSETS
Beginning of period	294,891,715	7,147,019	628,915,046	7,173,146	166,417,991
End of period	$295,254,166	$10,166,811	$511,595,147	$6,818,248	$138,715,955

Beginning units	26,114,211	709,309	44,909,145	660,627	9,129,599
Units issued	6,064,021	693,522	4,889,300	236,859	1,878,424
Units redeemed	(5,466,588)	(365,891)	(9,345,822)	(221,240)	(2,415,637)
Ending units	26,711,644	1,036,940	40,452,623	676,246	8,592,386

The accompanying notes are an integral part of these financial statements.
A 78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(369,976)	$(260,145)	$(2,063,338)	$(173,349,193)	$(177,118)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(179,084)	520,766	7,645,022	1,313,675	968,833
Net change in unrealized appreciation (depreciation) on investments	270,675	(6,214,134)	(13,935,432)	(500,469,219)	(2,576,652)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(278,385)	(5,953,513)	(8,353,748)	(672,504,737)	(1,784,937)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,408,872	4,947,265	2,274,149,944	2,399,469
Annuity payments	—	—	(6,404)	(790,951)	—
Surrenders, withdrawals and death benefits	(4,499,959)	(1,731,894)	(8,788,918)	(532,514,685)	(1,061,748)
Net transfers between other subaccounts
or fixed rate option	9,454,557	79,642	(11,499,113)	22,517,445	459,628
Miscellaneous transactions	(22)	7,381	(1,743)	(36,078)	1,272
Other charges	(5,957)	(111,469)	(1,161,807)	(1,211,855)	(73,325)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,948,619	2,652,532	(16,510,720)	1,762,113,820	1,725,296

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,670,234	(3,300,981)	(24,864,468)	1,089,609,083	(59,641)

NET ASSETS
Beginning of period	15,782,425	27,289,970	142,434,560	8,715,463,039	17,609,476
End of period	$20,452,659	$23,988,989	$117,570,092	$9,805,072,122	$17,549,835

Beginning units	1,613,958	2,206,091	8,768,798	775,115,905	1,066,271
Units issued	2,152,932	745,870	1,546,500	170,762,531	325,882
Units redeemed	(1,600,060)	(546,061)	(2,595,558)	(4,230,981)	(231,165)
Ending units	2,166,830	2,405,900	7,719,740	941,647,455	1,160,988

The accompanying notes are an integral part of these financial statements.
A 79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(125,442)	$(401,795)	$(23,001,857)	$(199,028)	$(348,152)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	449,344	12,914	15,948,874	318,990	604,790
Net change in unrealized appreciation (depreciation) on investments	(1,561,126)	668,276	(171,117,283)	(3,410,358)	(4,710,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,237,224)	279,395	(178,170,266)	(3,290,396)	(4,453,419)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,851,650	—	653,027,974	4,413,703	7,429,317
Annuity payments	—	—	(16,053)	—	—
Surrenders, withdrawals and death benefits	(882,206)	(3,313,394)	(43,217,898)	(1,351,264)	(2,303,822)
Net transfers between other subaccounts
or fixed rate option	322,911	28,651,534	(215,817,003)	1,278,721	848,210
Miscellaneous transactions	(271)	(5)	29,807	(376)	736
Other charges	(57,131)	(4,157)	(20,849,053)	(182,435)	(315,991)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,234,953	25,333,978	373,157,774	4,158,349	5,658,450

TOTAL INCREASE (DECREASE) IN NET ASSETS	997,729	25,613,373	194,987,508	867,953	1,205,031

NET ASSETS
Beginning of period	12,959,602	5,080,781	1,294,637,535	28,427,192	51,709,291
End of period	$13,957,331	$30,694,154	$1,489,625,043	$29,295,145	$52,914,322

Beginning units	758,443	456,931	99,563,649	2,311,969	4,009,782
Units issued	248,643	3,690,209	57,112,636	565,405	753,461
Units redeemed	(124,468)	(1,320,437)	(31,008,728)	(229,019)	(316,789)
Ending units	882,618	2,826,703	125,667,557	2,648,355	4,446,454
The accompanying notes are an integral part of these financial statements.
A 80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(455,651)	$(120,570)	$(191,967)	$(204,002)	$(13,526)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,363,398	67,745	418,855	116,730	(29,632)
Net change in unrealized appreciation (depreciation) on investments	(6,302,316)	(1,166,880)	(4,638,315)	(363,821)	(95,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,394,569)	(1,219,705)	(4,411,427)	(451,093)	(138,721)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,521,829	1,641,414	6,952,718	7,194,038	246,458
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,373,435)	(700,091)	(835,416)	(3,070,066)	(66,281)
Net transfers between other subaccounts
or fixed rate option	(1,843,828)	1,712,929	44,931	38,090	25,863
Miscellaneous transactions	614	176	(241)	(209)	—
Other charges	(421,690)	(118,957)	(175,286)	(198,342)	(12,753)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,883,490	2,535,471	5,986,706	3,963,511	193,287

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,511,079)	1,315,766	1,575,279	3,512,418	54,566

NET ASSETS
Beginning of period	71,845,558	17,710,004	29,106,640	29,511,411	2,366,288
End of period	$70,334,479	$19,025,770	$30,681,919	$33,023,829	$2,420,854

Beginning units	5,558,213	1,742,753	2,236,025	2,831,694	233,518
Units issued	1,000,873	423,674	652,409	958,889	85,275
Units redeemed	(698,545)	(176,088)	(190,734)	(574,675)	(64,730)
Ending units	5,860,541	1,990,339	2,697,700	3,215,908	254,063

The accompanying notes are an integral part of these financial statements.
A 81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(33,630)	$(30,031)	$(4,952,980)	$(1,824,177)	$(20,300)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	50,689	(2,784)	2,290,608	(1,380,827)	3,257
Net change in unrealized appreciation (depreciation) on investments	(558,756)	(15,909)	(28,810,965)	756,845	15,479
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(541,697)	(48,724)	(31,473,337)	(2,448,159)	(1,564)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,561,169	1,061,926	114,108,587	—	838,118
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(185,612)	(1,690,860)	(6,612,464)	(20,876,160)	(113,314)
Net transfers between other subaccounts
or fixed rate option	(214,469)	1,137,506	(47,958,581)	17,106,312	173,663
Miscellaneous transactions	79	133	4,089	24	(66)
Other charges	(30,643)	(27,341)	(4,679,932)	(38,747)	(19,033)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,130,524	481,364	54,861,699	(3,808,571)	879,368

TOTAL INCREASE (DECREASE) IN NET ASSETS	588,827	432,640	23,388,362	(6,256,730)	877,804

NET ASSETS
Beginning of period	5,087,040	4,716,502	297,699,165	80,946,319	2,972,639
End of period	$5,675,867	$5,149,142	$321,087,527	$74,689,589	$3,850,443

Beginning units	431,093	498,240	25,240,844	8,158,465	278,107
Units issued	152,327	321,469	10,964,499	5,687,737	120,915
Units redeemed	(54,272)	(271,106)	(6,795,968)	(6,063,201)	(37,967)
Ending units	529,148	548,603	29,409,375	7,783,001	361,055

The accompanying notes are an integral part of these financial statements.
A 82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(9,039)	$(10,562)	$(10,344)	$(20,986)	$(13,507)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,352	(3,138)	7,331	44,567	(1,641)
Net change in unrealized appreciation (depreciation) on investments	(2,939)	(5,915)	60,168	(336,110)	(131,258)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(10,626)	(19,615)	57,155	(312,529)	(146,406)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	436,319	741,335	455,861	1,499,965	652,438
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(28,395)	(115,836)	(79,542)	(141,758)	(44,978)
Net transfers between other subaccounts
or fixed rate option	(6,074)	259,445	134,624	(149,344)	638,103
Miscellaneous transactions	14	12	109	29	(6)
Other charges	(8,292)	(9,625)	(9,750)	(18,553)	(12,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	393,572	875,331	501,302	1,190,339	1,233,549

TOTAL INCREASE (DECREASE) IN NET ASSETS	382,946	855,716	558,457	877,810	1,087,143

NET ASSETS
Beginning of period	1,226,849	1,305,704	1,544,980	3,008,234	1,828,916
End of period	$1,609,795	$2,161,420	$2,103,437	$3,886,044	$2,916,059

Beginning units	116,503	143,741	147,412	271,371	199,251
Units issued	49,938	143,574	73,206	149,641	152,311
Units redeemed	(12,119)	(46,252)	(25,484)	(42,843)	(11,165)
Ending units	154,322	241,063	195,134	378,169	340,397

The accompanying notes are an integral part of these financial statements.
A 83

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(44,000)	$(45,953)	$(27,719)	$(84,653)	$129,023
Capital gains distributions received	—	—	—	—	1,866,522
Net realized gain (loss) on shares redeemed	14,736	4,665	22,937	187,659	108,277
Net change in unrealized appreciation (depreciation) on investments	(1,258,800)	(266,276)	(350,521)	(871,960)	(5,595,149)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,288,064)	(307,564)	(355,303)	(768,954)	(3,491,327)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,867,261	2,427,899	1,373,239	2,339,235	9,016,455
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(224,783)	(183,541)	(105,423)	(445,783)	(1,237,803)
Net transfers between other subaccounts
or fixed rate option	(547,262)	404,653	324,564	176,178	608,028
Miscellaneous transactions	(308)	(175)	(110)	(368)	(142)
Other charges	(38,931)	(43,608)	(26,836)	(78,485)	(225,781)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,055,977	2,605,228	1,565,434	1,990,777	8,160,757

TOTAL INCREASE (DECREASE) IN NET ASSETS	(232,087)	2,297,664	1,210,131	1,221,823	4,669,430

NET ASSETS
Beginning of period	6,792,158	6,028,189	3,632,633	13,032,100	34,766,175
End of period	$6,560,071	$8,325,853	$4,842,764	$14,253,923	$39,435,605

Beginning units	583,227	608,538	319,062	1,096,903	2,990,540
Units issued	201,563	329,097	162,703	316,674	927,517
Units redeemed	(116,139)	(62,748)	(25,678)	(144,662)	(225,263)
Ending units	668,651	874,887	456,087	1,268,915	3,692,794

The accompanying notes are an integral part of these financial statements.
A 84

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/2/2018*
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(81,498)	$(2,071,916)	$(90,513)	$(487,633)	$(20,856)
Capital gains distributions received	24,469	—	—	—	—
Net realized gain (loss) on shares redeemed	22,891	(1,758,122)	230,478	(63,598)	7,189
Net change in unrealized appreciation (depreciation) on investments	(722,525)	1,130,024	(1,560,614)	904,901	87,625
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(756,663)	(2,700,014)	(1,420,649)	353,670	73,958

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,513,346	—	8,736	—	—
Annuity payments	—	—	(29,660)	—	—
Surrenders, withdrawals and death benefits	(582,954)	(14,929,916)	(519,235)	(3,391,266)	(231,195)
Net transfers between other subaccounts
or fixed rate option	2,635,300	16,336,615	140,525	27,549,664	3,166,541
Miscellaneous transactions	35	(236)	(3)	(90)	(26)
Other charges	(77,913)	(46,093)	(26,824)	(8,078)	(133)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,487,814	1,360,370	(426,461)	24,150,230	2,935,187

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,731,151	(1,339,644)	(1,847,110)	24,503,900	3,009,145

NET ASSETS
Beginning of period	9,257,075	87,630,525	7,380,531	2,218,951	—
End of period	$13,988,226	$86,290,881	$5,533,421	$26,722,851	$3,009,145

Beginning units	790,486	8,867,501	546,577	222,276	—
Units issued	685,962	6,408,084	79,002	5,063,302	455,445
Units redeemed	(212,111)	(6,226,000)	(119,084)	(2,497,789)	(142,448)
Ending units	1,264,337	9,049,585	506,495	2,787,789	312,997

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 85

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

SUBACCOUNT
AST American Funds Growth Allocation Portfolio
4/30/2018*
to
12/31/2018

OPERATIONS
Net investment income (loss)	$(1,223,265)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(2,743,743)
Net change in unrealized appreciation (depreciation) on investments	(17,222,549)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(21,189,557)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	311,166,536
Annuity payments	—
Surrenders, withdrawals and death benefits	(641,380)
Net transfers between other subaccounts
or fixed rate option	(13,979,179)
Miscellaneous transactions	(16,212)
Other charges	(867,106)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	295,662,659

TOTAL INCREASE (DECREASE) IN NET ASSETS	274,473,102

NET ASSETS
Beginning of period	—
End of period	$274,473,102

Beginning units	—
Units issued	32,189,087
Units redeemed	(3,198,996)
Ending units	28,990,091

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 86

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2019

Note 1:	General

Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Preferred	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential MyRock Advisor Variable Annuity	Strategic Partners Plus
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus 3
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Select
Prudential Premier Retirement Variable Annuity	Strategic Partners Variable Annuity One
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One 3
Prudential Premier Variable Annuity B, L, X Series

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	MFS® Research Series (Initial Class)
Prudential Diversified Bond Portfolio	MFS® Growth Series (Initial Class)
Prudential Equity Portfolio (Class I)	American Century VP Value Fund (Class I)
Prudential Flexible Managed Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)
Prudential Value Portfolio (Class I)	Davis Value Portfolio
Prudential High Yield Bond Portfolio	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Natural Resources Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Stock Index Portfolio	Janus Henderson VIT Research Portfolio
Prudential Global Portfolio	(Service Shares)
Prudential Jennison Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Small Capitalization Stock Portfolio	Prudential SP International Growth Portfolio (Class I)
T. Rowe Price International Stock Portfolio	AST Goldman Sachs Large-Cap Value Portfolio*
T. Rowe Price Equity Income Portfolio	AST Cohen & Steers Realty Portfolio
(Equity Income Class)	AST J.P. Morgan Strategic Opportunities Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST T. Rowe Price Large-Cap Value Portfolio
Janus Henderson VIT Research Portfolio	AST High Yield Portfolio
(Institutional Shares)	AST Small-Cap Growth Opportunities Portfolio
Janus Henderson VIT Overseas Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
(Institutional Shares)	AST Small-Cap Value Portfolio

A 87

Note 1:	General (continued)

AST Mid-Cap Growth Portfolio (formerly AST Goldman	AST Bond Portfolio 2020
Sachs Mid-Cap Growth Portfolio)	AST Bond Portfolio 2021
AST Hotchkis & Wiley Large-Cap Value Portfolio	Wells Fargo VT International Equity Fund (Class 1)
AST Loomis Sayles Large-Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund (Class 1)
AST MFS Growth Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Bond Portfolio 2022
AST BlackRock Low Duration Bond Portfolio	AST Quantitative Modeling Portfolio
AST QMA US Equity Alpha Portfolio	AST BlackRock Global Strategies Portfolio
AST T. Rowe Price Natural Resources Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST T. Rowe Price Asset Allocation Portfolio	AST Prudential Core Bond Portfolio
AST MFS Global Equity Portfolio	AST Bond Portfolio 2023
AST J.P. Morgan International Equity Portfolio	AST MFS Growth Allocation Portfolio (formerly AST
AST Templeton Global Bond Portfolio	New Discovery Asset Allocation Portfolio)
AST Wellington Management Hedged Equity Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST Capital Growth Asset Allocation Portfolio	AST MFS Large-Cap Value Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Bond Portfolio 2024
AST Balanced Asset Allocation Portfolio	AST AQR Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Multi-Sector Fixed Income Portfolio
AST Prudential Growth Allocation Portfolio	AST AQR Large-Cap Portfolio
AST Advanced Strategies Portfolio	AST QMA Large-Cap Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Bond Portfolio 2025
AST Government Money Market Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio	AST Goldman Sachs Global Growth Allocation
AST BlackRock/Loomis Sayles Bond Portfolio	Portfolio
AST International Value Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST International Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST Investment Grade Bond Portfolio	AST Franklin Templeton K2 Global Absolute Return
AST Western Asset Core Plus Bond Portfolio	Portfolio
AST Bond Portfolio 2019**	AST Managed Equity Portfolio
AST Cohen & Steers Global Realty Portfolio	AST Managed Fixed Income Portfolio
(formerly AST Global Real Estate Portfolio)	AST FQ Absolute Return Currency Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST Jennison Global Infrastructure Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST PIMCO Dynamic Bond Portfolio
AST AllianzGI World Trends Portfolio	AST Legg Mason Diversified Growth Portfolio
(formerly AST RCM World Trends Portfolio)	AST Bond Portfolio 2026
AST J.P. Morgan Global Thematic Portfolio	AST AB Global Bond Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST Goldman Sachs Global Income Portfolio
ProFund VP Consumer Services	AST Morgan Stanley Multi-Asset Portfolio**
ProFund VP Consumer Goods	AST Wellington Management Global Bond Portfolio
ProFund VP Financials	AST Neuberger Berman Long/Short Portfolio
ProFund VP Health Care	AST Wellington Management Real Total Return
ProFund VP Industrials	Portfolio**
ProFund VP Mid-Cap Growth	AST QMA International Core Equity Portfolio
ProFund VP Mid-Cap Value	AST Managed Alternatives Portfolio
ProFund VP Real Estate	AST Emerging Managers Diversified Portfolio**
ProFund VP Small-Cap Growth	AST Columbia Adaptive Risk Allocation Portfolio*
ProFund VP Small-Cap Value	Blackrock Global Allocation V.I. Fund (Class III)
ProFund VP Telecommunications	JPMorgan Insurance Trust Income Builder Portfolio
ProFund VP Utilities	(Class 2)
ProFund VP Large-Cap Growth	AST Bond Portfolio 2027
ProFund VP Large-Cap Value	NVIT Emerging Markets Fund (Class D)
AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2028

A 88

Note 1:	General (continued)

AST Bond Portfolio 2029	AST T. Rowe Price Corporate Bond Portfolio
AST American Funds Growth Allocation Portfolio	AST PIMCO Corporate Bond Portfolio
AST Bond Portfolio 2030	AST Prudential Corporate Bond Portfolio
AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock Corporate Bond Portfolio
AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
AST Western Asset Corporate Bond Portfolio

*	Subaccount was no longer available for investment as of December 31, 2019.

**	Subaccount liquidated during the period ended December 31, 2019.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2019 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
January 25, 2019	AST Columbia Adaptive Risk Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
April 26, 2019	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Value Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

A 89

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2019 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$17,422,035	$24,513,030
Prudential Diversified Bond Portfolio	1,844,158	17,878,425
Prudential Equity Portfolio (Class I)	707,971	23,365,931
Prudential Flexible Managed Portfolio	47,295	1,279,923
Prudential Conservative Balanced Portfolio	32,170	1,937,622
Prudential Value Portfolio (Class I)	1,247,902	28,962,612
Prudential High Yield Bond Portfolio	1,876,452	19,103,230
Prudential Natural Resources Portfolio (Class I)	37,562	384,113
Prudential Stock Index Portfolio	49,821,795	49,380,792
Prudential Global Portfolio	662,306	6,887,561
Prudential Jennison Portfolio (Class I)	1,331,053	42,918,925
Prudential Small Capitalization Stock Portfolio	8,785,191	9,202,901
T. Rowe Price International Stock Portfolio	153,556	1,942,666
T. Rowe Price Equity Income Portfolio (Equity Income Class)	132,427	8,576,602
Invesco V.I. Core Equity Fund (Series I)	118,718	9,234,564
Janus Henderson VIT Research Portfolio (Institutional Shares)	390,439	8,483,059
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	41,831	6,584,461
MFS® Research Series (Initial Class)	381,730	3,248,966
MFS® Growth Series (Initial Class)	862,417	9,568,026

A 90

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
American Century VP Value Fund (Class I)	$427,292	$2,896,131
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	351,416	3,801,995
Prudential Jennison 20/20 Focus Portfolio (Class I)	157,402	5,623,425
Davis Value Portfolio	185,577	3,371,482
AB VPS Large Cap Growth Portfolio (Class B)	722,229	2,023,343
Prudential SP Small Cap Value Portfolio (Class I)	1,231,627	9,847,616
Janus Henderson VIT Research Portfolio (Service Shares)	69,263	1,499,551
SP Prudential U.S. Emerging Growth Portfolio (Class I)	842,204	16,142,200
Prudential SP International Growth Portfolio (Class I)	597,281	4,297,892
AST Goldman Sachs Large-Cap Value Portfolio	26,407,982	593,552,422
AST Cohen & Steers Realty Portfolio	48,232,559	57,225,505
AST J.P. Morgan Strategic Opportunities Portfolio	198,937,799	216,112,527
AST T. Rowe Price Large-Cap Value Portfolio	650,251,357	125,375,525
AST High Yield Portfolio	61,884,420	50,860,712
AST Small-Cap Growth Opportunities Portfolio	41,264,660	48,205,189
AST WEDGE Capital Mid-Cap Value Portfolio	24,258,158	22,335,266
AST Small-Cap Value Portfolio	32,768,441	31,272,123
AST Mid-Cap Growth Portfolio	109,898,960	150,127,734
AST Hotchkis & Wiley Large-Cap Value Portfolio	63,725,063	87,122,926
AST Loomis Sayles Large-Cap Growth Portfolio	73,106,529	108,925,605
AST MFS Growth Portfolio	63,352,768	64,479,214
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	83,827,914	73,622,453
AST BlackRock Low Duration Bond Portfolio	73,305,755	54,209,530
AST QMA US Equity Alpha Portfolio	58,158,999	70,685,047
AST T. Rowe Price Natural Resources Portfolio	71,345,585	47,052,121
AST T. Rowe Price Asset Allocation Portfolio	988,760,957	1,508,919,514
AST MFS Global Equity Portfolio	77,063,768	103,918,509
AST J.P. Morgan International Equity Portfolio	52,760,152	59,573,688
AST Templeton Global Bond Portfolio	39,669,585	30,766,451
AST Wellington Management Hedged Equity Portfolio	149,288,871	170,196,714
AST Capital Growth Asset Allocation Portfolio	1,262,918,589	1,405,666,489
AST Academic Strategies Asset Allocation Portfolio	618,770,464	486,259,073
AST Balanced Asset Allocation Portfolio	774,000,248	1,072,621,189
AST Preservation Asset Allocation Portfolio	602,418,897	752,600,393
AST Fidelity Institutional AM℠ Quantitative Portfolio	345,810,992	472,521,045
AST Prudential Growth Allocation Portfolio	2,020,333,195	2,057,995,406
AST Advanced Strategies Portfolio	537,610,893	918,932,198
AST T. Rowe Price Large-Cap Growth Portfolio	195,380,401	219,021,663
AST Government Money Market Portfolio	418,107,898	409,385,711
AST Small-Cap Growth Portfolio	66,501,041	66,485,360
AST BlackRock/Loomis Sayles Bond Portfolio	339,257,771	329,288,679
AST International Value Portfolio	30,990,783	28,661,737
AST International Growth Portfolio	40,221,625	64,521,866
AST Investment Grade Bond Portfolio	1,294,523,175	7,167,756,470
AST Western Asset Core Plus Bond Portfolio	255,521,649	266,711,443
AST Bond Portfolio 2019	1,324,642	71,655,223
AST Cohen & Steers Global Realty Portfolio	20,333,141	20,161,008
AST Parametric Emerging Markets Equity Portfolio	65,437,576	50,720,984
AST Goldman Sachs Small-Cap Value Portfolio	73,424,326	69,582,290

A 91

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST AllianzGI World Trends Portfolio	$406,614,165	$475,936,342
AST J.P. Morgan Global Thematic Portfolio	311,980,343	312,973,999
AST Goldman Sachs Multi-Asset Portfolio	335,702,204	263,928,261
ProFund VP Consumer Services	262,461	182,925
ProFund VP Consumer Goods	147,649	136,591
ProFund VP Financials	170,391	376,192
ProFund VP Health Care	514,615	492,569
ProFund VP Industrials	72,404	181,443
ProFund VP Mid-Cap Growth	102,444	118,191
ProFund VP Mid-Cap Value	248,178	65,259
ProFund VP Real Estate	175,540	67,761
ProFund VP Small-Cap Growth	92,994	237,545
ProFund VP Small-Cap Value	68,648	172,763
ProFund VP Telecommunications	29,886	24,870
ProFund VP Utilities	224,056	89,480
ProFund VP Large-Cap Growth	229,752	152,175
ProFund VP Large-Cap Value	161,908	134,323
AST Jennison Large-Cap Growth Portfolio	63,860,020	67,500,509
AST Bond Portfolio 2020	48,933,808	14,072,483
AST Bond Portfolio 2021	26,880,417	40,753,369
Wells Fargo VT International Equity Fund (Class 1)	3,408	26,764
Wells Fargo VT Omega Growth Fund (Class 1)	3,541	263,423
Wells Fargo VT Small Cap Growth Fund (Class 1)	39,134	78,632
AST Bond Portfolio 2022	3,121,008	10,828,770
AST Quantitative Modeling Portfolio	239,448,534	270,493,765
AST BlackRock Global Strategies Portfolio	138,264,442	178,713,941
Wells Fargo VT Opportunity Fund (Class 1)	2,529	318,675
AST Prudential Core Bond Portfolio	121,212,135	85,817,534
AST Bond Portfolio 2023	1,609,033	6,354,422
AST MFS Growth Allocation Portfolio	164,148,376	55,528,752
AST Western Asset Emerging Markets Debt Portfolio	2,077,853	1,732,832
AST MFS Large-Cap Value Portfolio	66,467,843	43,970,063
AST Bond Portfolio 2024	3,501,473	20,260,696
AST AQR Emerging Markets Equity Portfolio	6,789,567	4,141,705
AST ClearBridge Dividend Growth Portfolio	55,335,957	37,659,668
AST Multi-Sector Fixed Income Portfolio	2,443,346,247	76,759,307
AST AQR Large-Cap Portfolio	4,948,879	3,950,598
AST QMA Large-Cap Portfolio	3,852,642	2,676,017
AST Bond Portfolio 2025	6,268,324	29,493,662
AST T. Rowe Price Growth Opportunities Portfolio	798,220,861	47,444,533
AST Goldman Sachs Global Growth Allocation Portfolio	5,937,210	2,881,409
AST T. Rowe Price Diversified Real Growth Portfolio	24,699,816	7,589,114
AST Prudential Flexible Multi-Strategy Portfolio	8,810,064	9,740,313
AST Franklin Templeton K2 Global Absolute Return Portfolio	2,818,982	3,396,285
AST Managed Equity Portfolio	6,663,458	4,256,798
AST Managed Fixed Income Portfolio	6,477,953	4,627,579
AST FQ Absolute Return Currency Portfolio	447,336	569,967
AST Jennison Global Infrastructure Portfolio	1,150,240	757,267
AST PIMCO Dynamic Bond Portfolio	4,963,863	1,585,239

A 92

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Legg Mason Diversified Growth Portfolio	$126,547,986	$16,711,814
AST Bond Portfolio 2026	23,053,670	64,499,319
AST AB Global Bond Portfolio	1,693,802	538,868
AST Goldman Sachs Global Income Portfolio	940,314	156,783
AST Morgan Stanley Multi-Asset Portfolio	601,171	2,774,290
AST Wellington Management Global Bond Portfolio	1,507,431	428,137
AST Neuberger Berman Long/Short Portfolio	1,118,303	490,466
AST Wellington Management Real Total Return Portfolio	225,415	3,252,148
AST QMA International Core Equity Portfolio	1,907,013	796,553
AST Managed Alternatives Portfolio	1,288,453	748,599
AST Emerging Managers Diversified Portfolio	350,610	5,694,113
AST Columbia Adaptive Risk Allocation Portfolio	239,096	15,008,541
Blackrock Global Allocation V.I. Fund (Class III)	8,037,633	3,529,087
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	5,462,740	1,808,996
AST Bond Portfolio 2027	20,707,658	79,508,964
NVIT Emerging Markets Fund (Class D)	222,301	996,053
AST Bond Portfolio 2028	19,888,732	39,065,749
AST Bond Portfolio 2029	23,273,459	7,778,140
AST American Funds Growth Allocation Portfolio	517,112,804	1,443,503
AST Bond Portfolio 2030	39,307,460	28,860,940
AST BlackRock 80/20 Target Allocation ETF Portfolio	159,614,803	494,173
AST BlackRock 60/40 Target Allocation ETF Portfolio	122,288,196	2,311,172
AST Western Asset Corporate Bond Portfolio	278,523	227
AST T. Rowe Price Corporate Bond Portfolio	278,523	227
AST PIMCO Corporate Bond Portfolio	261,023	206
AST Prudential Corporate Bond Portfolio	639,951	661
AST BlackRock Corporate Bond Portfolio	278,523	227
AST Dimensional Global Core Allocation Portfolio	1,091,594	483

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor

A 93

Note 6:	Related Party Transactions (continued)

of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:	Financial Highlights

Pruco Life sells a number of variable annuity products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.

A 94

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2019	62,646	$0.89	to	$9.84	$71,589	1.91%		1.00%	to	2.00%	-0.11%	to	0.91%
December 31, 2018	68,162	$0.89	to	$9.75	$77,267	1.51%		1.00%	to	2.00%	-0.44%	to	0.52%
December 31, 2017	72,665	$0.89	to	$9.70	$82,409	0.55%		1.00%	to	2.00%	-1.41%	to	-0.44%
December 31, 2016	84,822	$0.91	to	$9.74	$96,411	0.09%		1.00%	to	2.00%	-1.92%	to	-0.90%
December 31, 2015	92,559	$0.92	to	$9.83	$107,185	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%

	Prudential Diversified Bond Portfolio
December 31, 2019	40,889	$2.40	to	$2.95	$120,445	0.00%		1.35%	to	1.65%	9.10%	to	9.42%
December 31, 2018	45,953	$2.20	to	$2.70	$123,735	0.00%		1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	51,465	$2.24	to	$2.74	$140,780	0.00%		1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	57,301	$2.12	to	$2.60	$148,549	0.00%		1.35%	to	1.65%	3.88%	to	4.19%
December 31, 2015	64,211	$2.05	to	$2.50	$159,894	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%

	Prudential Equity Portfolio (Class I)
December 31, 2019	37,340	$2.70	to	$4.70	$161,984	0.00%		1.35%	to	2.00%	26.36%	to	27.17%
December 31, 2018	42,506	$2.13	to	$3.70	$145,112	0.00%		1.35%	to	2.00%	-6.73%	to	-6.13%
December 31, 2017	48,485	$2.28	to	$3.94	$176,690	0.00%		1.35%	to	2.00%	23.32%	to	24.11%
December 31, 2016	55,260	$1.84	to	$3.18	$162,271	0.00%		1.35%	to	2.00%	1.74%	to	2.39%
December 31, 2015	62,095	$1.80	to	$3.11	$178,479	0.00%		1.35%	to	2.00%	0.35%	to	0.99%

	Prudential Flexible Managed Portfolio
December 31, 2019	2,618	$3.74	to	$3.74	$9,799	0.00%		1.40%	to	1.40%	18.21%	to	18.21%
December 31, 2018	2,932	$3.17	to	$3.17	$9,283	0.00%		1.40%	to	1.40%	-5.52%	to	-5.52%
December 31, 2017	3,315	$3.35	to	$3.35	$11,108	0.00%		1.40%	to	1.40%	13.39%	to	13.39%
December 31, 2016	3,816	$2.96	to	$2.96	$11,278	0.00%		1.40%	to	1.40%	7.02%	to	7.02%
December 31, 2015	4,417	$2.76	to	$2.76	$12,196	0.00%		1.40%	to	1.40%	-0.39%	to	-0.39%

	Prudential Conservative Balanced Portfolio
December 31, 2019	3,375	$3.36	to	$3.36	$11,341	0.00%		1.40%	to	1.40%	16.85%	to	16.85%
December 31, 2018	3,926	$2.88	to	$2.88	$11,290	0.00%		1.40%	to	1.40%	-3.82%	to	-3.82%
December 31, 2017	4,680	$2.99	to	$2.99	$13,995	0.00%		1.40%	to	1.40%	10.82%	to	10.82%
December 31, 2016	5,307	$2.70	to	$2.70	$14,319	0.00%		1.40%	to	1.40%	5.80%	to	5.80%
December 31, 2015	6,144	$2.55	to	$2.55	$15,669	0.00%		1.40%	to	1.40%	-0.99%	to	-0.99%

	Prudential Value Portfolio (Class I)
December 31, 2019	53,910	$2.50	to	$5.13	$201,569	0.00%		1.35%	to	2.00%	23.59%	to	24.38%
December 31, 2018	61,203	$2.02	to	$4.13	$184,022	0.00%		1.35%	to	2.00%	-11.66%	to	-11.09%
December 31, 2017	69,321	$2.28	to	$4.64	$234,532	0.00%		1.35%	to	2.00%	14.70%	to	15.43%
December 31, 2016	78,962	$1.99	to	$4.03	$231,803	0.00%		1.35%	to	2.00%	9.22%	to	9.92%
December 31, 2015	88,795	$1.82	to	$3.66	$238,364	0.00%		1.35%	to	2.00%	-10.00%	to	-9.42%

	Prudential High Yield Bond Portfolio
December 31, 2019	22,359	$2.70	to	$19.13	$123,608	0.00%		1.35%	to	2.00%	14.05%	to	14.78%
December 31, 2018	25,233	$2.36	to	$16.68	$121,953	2.92%		1.35%	to	2.00%	-3.21%	to	-2.58%
December 31, 2017	28,650	$2.43	to	$17.13	$142,013	6.08%		1.35%	to	2.00%	5.70%	to	6.39%
December 31, 2016	31,834	$2.29	to	$16.11	$148,803	6.44%		1.35%	to	2.00%	13.97%	to	14.69%
December 31, 2015	36,942	$2.00	to	$14.05	$150,113	6.16%		1.35%	to	2.00%	-4.36%	to	-3.74%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2019	500	$4.67	to	$4.67	$2,335	0.00%		1.40%	to	1.40%	9.16%	to	9.16%
December 31, 2018	567	$4.28	to	$4.28	$2,428	0.00%		1.40%	to	1.40%	-19.21%	to	-19.21%
December 31, 2017	618	$5.30	to	$5.30	$3,270	0.00%		1.40%	to	1.40%	-1.56%	to	-1.56%
December 31, 2016	681	$5.38	to	$5.38	$3,665	0.00%		1.40%	to	1.40%	23.63%	to	23.63%
December 31, 2015	781	$4.35	to	$4.35	$3,397	0.00%		1.40%	to	1.40%	-29.19%	to	-29.19%

	Prudential Stock Index Portfolio
December 31, 2019	66,893	$2.24	to	$12.34	$334,880	0.00%		0.35%	to	2.00%	8.05%	to	30.35%
December 31, 2018	72,392	$1.74	to	$9.47	$255,597	0.00%		0.55%	to	2.00%	-6.50%	to	-4.55%
December 31, 2017	79,672	$1.86	to	$4.31	$286,798	1.59%		1.35%	to	2.00%	19.09%	to	19.85%
December 31, 2016	91,196	$1.55	to	$3.60	$273,088	1.84%		1.35%	to	2.00%	9.64%	to	10.34%
December 31, 2015	101,975	$1.41	to	$3.26	$277,104	1.49%		1.35%	to	2.00%	-0.80%	to	-0.16%

A 95

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2019	15,990	$1.73	to	$3.86	$53,522	0.00%	1.35%	to	2.00%	27.84%	to	28.66%
December 31, 2018	17,863	$1.35	to	$3.00	$46,310	0.00%	1.35%	to	2.00%	-9.14%	to	-8.55%
December 31, 2017	20,167	$1.48	to	$3.28	$57,220	0.00%	1.35%	to	2.00%	22.40%	to	23.19%
December 31, 2016	22,600	$1.21	to	$2.67	$52,073	0.00%	1.35%	to	2.00%	2.40%	to	3.06%
December 31, 2015	25,080	$1.18	to	$2.59	$56,280	0.00%	1.35%	to	2.00%	0.36%	to	1.01%

	Prudential Jennison Portfolio (Class I)
December 31, 2019	54,683	$2.20	to	$6.56	$292,761	0.00%	1.35%	to	2.00%	30.73%	to	31.57%
December 31, 2018	62,606	$1.68	to	$4.99	$254,461	0.00%	1.35%	to	2.00%	-2.73%	to	-2.11%
December 31, 2017	70,792	$1.72	to	$5.10	$294,436	0.00%	1.35%	to	2.00%	34.02%	to	34.88%
December 31, 2016	80,340	$1.28	to	$3.78	$247,239	0.00%	1.35%	to	2.00%	-2.84%	to	-2.22%
December 31, 2015	90,877	$1.32	to	$3.87	$287,289	0.00%	1.35%	to	2.00%	9.30%	to	10.00%

	Prudential Small Capitalization Stock Portfolio
December 31, 2019	8,817	$4.97	to	$10.80	$64,099	0.00%	0.35%	to	1.95%	4.55%	to	21.75%
December 31, 2018	9,177	$4.13	to	$8.87	$52,737	0.00%	0.55%	to	1.95%	-11.28%	to	-9.95%
December 31, 2017	9,680	$4.60	to	$7.06	$59,097	0.00%	1.35%	to	1.65%	11.17%	to	11.50%
December 31, 2016	10,868	$4.14	to	$6.33	$59,542	0.00%	1.35%	to	1.65%	24.46%	to	24.82%
December 31, 2015	12,245	$3.32	to	$5.08	$53,805	0.00%	1.35%	to	1.65%	-3.87%	to	-3.58%

	T. Rowe Price International Stock Portfolio
December 31, 2019	8,321	$1.54	to	$2.15	$17,711	2.34%	1.35%	to	1.65%	25.69%	to	26.07%
December 31, 2018	9,118	$1.23	to	$1.71	$15,414	1.28%	1.35%	to	1.65%	-15.61%	to	-15.36%
December 31, 2017	10,240	$1.46	to	$2.02	$20,483	1.10%	1.35%	to	1.65%	25.82%	to	26.19%
December 31, 2016	10,887	$1.16	to	$1.60	$17,264	1.04%	1.35%	to	1.65%	0.47%	to	0.77%
December 31, 2015	11,740	$1.15	to	$1.59	$18,592	0.91%	1.35%	to	1.65%	-2.51%	to	-2.23%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2019	12,151	$2.84	to	$4.48	$54,376	2.29%	1.35%	to	1.65%	24.35%	to	24.71%
December 31, 2018	14,040	$2.28	to	$3.60	$50,313	1.97%	1.35%	to	1.65%	-10.98%	to	-10.71%
December 31, 2017	16,255	$2.56	to	$4.03	$65,251	1.72%	1.35%	to	1.65%	14.15%	to	14.48%
December 31, 2016	18,852	$2.25	to	$3.52	$66,114	2.32%	1.35%	to	1.65%	17.24%	to	17.59%
December 31, 2015	20,667	$1.91	to	$3.00	$61,636	1.80%	1.35%	to	1.65%	-8.37%	to	-8.10%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2019	18,482	$1.80	to	$3.49	$63,440	0.93%	1.35%	to	1.65%	26.87%	to	27.25%
December 31, 2018	21,230	$1.42	to	$2.75	$57,041	0.88%	1.35%	to	1.65%	-10.88%	to	-10.61%
December 31, 2017	23,685	$1.59	to	$3.08	$71,342	1.02%	1.35%	to	1.65%	11.34%	to	11.67%
December 31, 2016	26,486	$1.43	to	$2.76	$71,610	0.75%	1.35%	to	1.65%	8.48%	to	8.81%
December 31, 2015	30,183	$1.32	to	$2.53	$75,203	1.11%	1.35%	to	1.65%	-7.29%	to	-7.03%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2019	12,904	$2.00	to	$4.25	$53,895	0.45%	1.35%	to	1.65%	33.33%	to	33.72%
December 31, 2018	14,982	$1.50	to	$3.18	$46,478	0.54%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	17,051	$1.57	to	$3.31	$55,171	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	19,342	$1.24	to	$2.62	$49,711	0.53%	1.35%	to	1.65%	-1.13%	to	-0.84%
December 31, 2015	21,939	$1.26	to	$2.65	$57,069	0.63%	1.35%	to	1.65%	3.63%	to	3.94%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2019	13,412	$2.05	to	$3.78	$50,130	1.89%	1.35%	to	1.65%	24.96%	to	25.33%
December 31, 2018	15,253	$1.64	to	$3.02	$45,259	1.73%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	16,962	$1.96	to	$3.60	$60,057	1.64%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	18,983	$1.52	to	$2.78	$52,039	5.03%	1.35%	to	1.65%	-7.96%	to	-7.70%
December 31, 2015	20,849	$1.65	to	$3.01	$61,960	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%

	MFS® Research Series (Initial Class)
December 31, 2019	3,984	$2.58	to	$4.27	$16,946	0.78%	1.35%	to	1.65%	30.79%	to	31.18%
December 31, 2018	4,671	$1.98	to	$3.26	$15,159	0.69%	1.35%	to	1.65%	-5.93%	to	-5.65%
December 31, 2017	5,304	$2.10	to	$3.46	$18,258	1.35%	1.35%	to	1.65%	21.37%	to	21.73%
December 31, 2016	6,000	$1.73	to	$2.84	$16,979	0.78%	1.35%	to	1.65%	6.98%	to	7.29%
December 31, 2015	6,865	$1.62	to	$2.65	$18,119	0.73%	1.35%	to	1.65%	-0.83%	to	-0.54%
A 96

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2019	12,438	$2.80	to	$5.32	$65,895	0.00%	1.35%	to	1.65%	35.91%	to	36.31%
December 31, 2018	14,096	$2.06	to	$3.91	$54,733	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	15,863	$2.04	to	$3.86	$60,861	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	17,677	$1.58	to	$2.98	$52,348	0.04%	1.35%	to	1.65%	0.78%	to	1.08%
December 31, 2015	20,031	$1.56	to	$2.95	$58,698	0.15%	1.35%	to	1.65%	5.81%	to	6.12%

	American Century VP Value Fund (Class I)
December 31, 2019	5,157	$3.56	to	$4.40	$22,558	2.11%	1.35%	to	1.65%	24.97%	to	25.34%
December 31, 2018	5,697	$2.85	to	$3.51	$19,901	1.63%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	6,738	$3.19	to	$3.92	$26,279	1.64%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	7,562	$2.98	to	$3.65	$27,509	1.74%	1.35%	to	1.65%	18.53%	to	18.88%
December 31, 2015	8,164	$2.51	to	$3.07	$24,981	2.12%	1.35%	to	1.65%	-5.45%	to	-5.16%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2019	5,769	$2.27	to	$4.00	$22,472	0.00%	1.35%	to	1.65%	29.30%	to	29.68%
December 31, 2018	6,616	$1.75	to	$3.09	$19,925	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	7,437	$1.88	to	$3.31	$24,043	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	8,208	$1.58	to	$2.76	$22,199	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
December 31, 2015	9,396	$1.54	to	$2.69	$24,715	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2019	10,237	$3.63	to	$3.94	$40,233	0.00%	1.35%	to	1.65%	26.83%	to	27.21%
December 31, 2018	11,616	$2.87	to	$3.09	$35,914	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	13,523	$3.08	to	$3.32	$44,792	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	15,618	$2.40	to	$2.58	$40,266	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%
December 31, 2015	18,090	$2.40	to	$2.58	$46,546	0.00%	1.35%	to	1.65%	4.54%	to	4.86%

	Davis Value Portfolio
December 31, 2019	9,411	$2.23	to	$2.37	$22,038	1.53%	1.35%	to	1.65%	29.04%	to	29.42%
December 31, 2018	10,765	$1.73	to	$1.83	$19,489	0.81%	1.35%	to	1.65%	-15.02%	to	-14.76%
December 31, 2017	12,130	$2.04	to	$2.15	$25,779	0.74%	1.35%	to	1.65%	20.64%	to	21.00%
December 31, 2016	13,699	$1.69	to	$1.77	$24,077	1.23%	1.35%	to	1.65%	10.07%	to	10.39%
December 31, 2015	15,857	$1.53	to	$1.61	$25,264	0.76%	1.35%	to	1.65%	-0.05%	to	0.24%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2019	4,604	$1.89	to	$2.00	$9,102	0.00%	1.35%	to	1.65%	32.18%	to	32.57%
December 31, 2018	5,260	$1.43	to	$1.51	$7,847	0.00%	1.35%	to	1.65%	0.65%	to	0.95%
December 31, 2017	5,895	$1.42	to	$1.49	$8,716	0.00%	1.35%	to	1.65%	29.55%	to	29.92%
December 31, 2016	5,898	$1.09	to	$1.15	$6,715	0.00%	1.35%	to	1.65%	0.70%	to	1.00%
December 31, 2015	7,167	$1.09	to	$1.14	$8,081	0.00%	1.35%	to	1.65%	9.05%	to	9.38%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2019	21,777	$2.76	to	$3.79	$75,215	0.00%	1.35%	to	2.00%	20.37%	to	21.15%
December 31, 2018	24,057	$2.29	to	$3.13	$68,759	0.00%	1.35%	to	2.00%	-15.49%	to	-14.95%
December 31, 2017	26,956	$2.71	to	$3.69	$90,794	0.00%	1.35%	to	2.00%	10.00%	to	10.70%
December 31, 2016	30,664	$2.46	to	$3.33	$93,506	0.00%	1.35%	to	2.00%	23.00%	to	23.79%
December 31, 2015	34,695	$2.00	to	$2.69	$85,721	0.00%	1.35%	to	2.00%	-7.22%	to	-6.62%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2019	3,816	$1.63	to	$3.73	$10,042	0.30%	1.40%	to	2.00%	32.57%	to	33.36%
December 31, 2018	4,362	$1.22	to	$2.79	$8,623	0.36%	1.40%	to	2.00%	-4.75%	to	-4.19%
December 31, 2017	4,943	$1.28	to	$2.92	$10,326	0.24%	1.40%	to	2.00%	25.06%	to	25.80%
December 31, 2016	5,449	$1.02	to	$2.32	$9,067	0.38%	1.40%	to	2.00%	-1.69%	to	-1.10%
December 31, 2015	6,153	$1.04	to	$2.34	$10,479	0.45%	1.40%	to	2.00%	3.02%	to	3.63%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2019	23,411	$2.55	to	$5.80	$97,759	0.00%	1.35%	to	2.00%	35.01%	to	35.88%
December 31, 2018	27,121	$1.89	to	$4.27	$83,325	0.00%	1.35%	to	2.00%	-9.66%	to	-9.08%
December 31, 2017	31,152	$2.08	to	$4.70	$105,906	0.00%	1.35%	to	2.00%	20.04%	to	20.81%
December 31, 2016	35,035	$1.73	to	$3.89	$98,683	0.00%	1.35%	to	2.00%	2.28%	to	2.93%
December 31, 2015	39,225	$1.68	to	$3.78	$107,539	0.00%	1.35%	to	2.00%	-4.27%	to	-3.66%

A 97

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2019	13,518	$1.19	to	$3.01	$29,335	0.00%	1.40%	to	2.00%	29.79%	to	30.56%
December 31, 2018	15,124	$0.91	to	$2.30	$25,293	0.00%	1.40%	to	2.00%	-14.53%	to	-14.02%
December 31, 2017	16,536	$1.06	to	$2.68	$32,257	0.00%	1.40%	to	2.00%	33.16%	to	33.95%
December 31, 2016	18,568	$0.80	to	$2.00	$27,188	0.00%	1.40%	to	2.00%	-5.47%	to	-4.91%
December 31, 2015	20,465	$0.84	to	$2.10	$31,563	0.00%	1.40%	to	2.00%	1.34%	to	1.95%

	AST Goldman Sachs Large-Cap Value Portfolio (merged April 26, 2019)
December 31, 2019	—	$12.72	to	$24.15	$—	0.00%	0.55%	to	3.25%	13.70%	to	14.70%
December 31, 2018	30,514	$11.10	to	$21.15	$492,414	0.00%	0.55%	to	3.25%	-11.52%	to	-9.03%
December 31, 2017	36,026	$12.25	to	$23.57	$646,683	0.00%	0.55%	to	3.25%	6.19%	to	9.14%
December 31, 2016	32,294	$11.25	to	$21.90	$532,189	0.00%	0.55%	to	3.25%	7.93%	to	10.93%
December 31, 2015	34,839	$10.18	to	$20.01	$522,927	0.00%	0.55%	to	3.25%	-7.72%	to	6.09%

	AST Cohen & Steers Realty Portfolio
December 31, 2019	10,352	$10.22	to	$37.33	$243,120	0.00%	0.35%	to	3.25%	1.14%	to	30.49%
December 31, 2018	10,466	$10.86	to	$29.01	$191,487	0.00%	0.55%	to	3.25%	-7.87%	to	-5.28%
December 31, 2017	12,441	$11.50	to	$31.05	$243,725	0.00%	0.55%	to	3.25%	2.80%	to	5.66%
December 31, 2016	12,696	$10.92	to	$29.79	$239,515	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	12,433	$10.50	to	$28.98	$229,030	0.00%	0.55%	to	3.25%	1.44%	to	10.36%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2019	96,113	$10.84	to	$17.59	$1,414,259	0.00%	0.35%	to	3.25%	8.30%	to	13.98%
December 31, 2018	95,363	$11.52	to	$15.56	$1,245,804	0.00%	0.55%	to	3.25%	-8.23%	to	-5.65%
December 31, 2017	111,352	$12.45	to	$16.63	$1,564,163	0.00%	0.55%	to	3.25%	8.51%	to	11.53%
December 31, 2016	116,489	$11.26	to	$15.04	$1,487,767	0.00%	0.55%	to	3.25%	0.47%	to	3.27%
December 31, 2015	122,496	$11.01	to	$14.68	$1,537,582	0.00%	0.55%	to	3.25%	-3.43%	to	-0.73%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2019	40,565	$10.60	to	$24.14	$726,342	0.00%	0.35%	to	3.25%	6.16%	to	25.28%
December 31, 2018	8,217	$10.15	to	$19.53	$119,811	0.00%	0.55%	to	3.25%	-12.66%	to	-10.21%
December 31, 2017	8,178	$11.32	to	$22.06	$134,367	0.00%	0.55%	to	3.25%	12.78%	to	15.91%
December 31, 2016	7,875	$9.78	to	$19.29	$113,488	0.00%	0.55%	to	3.25%	2.69%	to	5.55%
December 31, 2015	8,473	$9.28	to	$18.53	$116,779	0.00%	0.55%	to	3.25%	-9.12%	to	4.17%

	AST High Yield Portfolio
December 31, 2019	13,888	$10.24	to	$20.46	$223,392	0.00%	0.35%	to	3.25%	2.23%	to	14.66%
December 31, 2018	12,898	$11.29	to	$18.09	$183,296	0.00%	0.55%	to	3.25%	-5.19%	to	-2.53%
December 31, 2017	14,829	$11.59	to	$18.82	$219,287	0.00%	0.55%	to	3.25%	3.99%	to	6.88%
December 31, 2016	14,421	$10.86	to	$17.85	$202,254	0.00%	0.55%	to	3.25%	11.66%	to	14.76%
December 31, 2015	13,669	$9.48	to	$15.77	$169,187	0.00%	0.55%	to	3.25%	-6.70%	to	-3.24%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2019	7,452	$10.90	to	$37.13	$193,371	0.00%	0.48%	to	3.25%	8.73%	to	35.73%
December 31, 2018	7,551	$10.82	to	$27.73	$146,258	0.00%	0.55%	to	3.25%	-13.76%	to	-11.34%
December 31, 2017	8,199	$12.22	to	$31.72	$181,631	0.00%	0.55%	to	3.25%	23.55%	to	26.99%
December 31, 2016	7,974	$9.64	to	$25.32	$141,144	0.00%	0.55%	to	3.25%	4.21%	to	7.11%
December 31, 2015	8,834	$9.01	to	$23.97	$148,073	0.00%	0.55%	to	3.25%	-11.16%	to	1.00%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2019	4,833	$10.22	to	$29.48	$101,715	0.00%	0.35%	to	3.25%	1.67%	to	18.49%
December 31, 2018	4,673	$10.58	to	$25.23	$83,510	0.00%	0.55%	to	3.25%	-19.26%	to	-16.99%
December 31, 2017	5,461	$12.78	to	$30.81	$119,136	0.00%	0.55%	to	3.25%	14.69%	to	17.88%
December 31, 2016	5,669	$10.88	to	$26.50	$106,317	0.00%	0.55%	to	3.25%	10.30%	to	13.37%
December 31, 2015	5,767	$9.63	to	$23.70	$97,023	0.00%	0.55%	to	3.25%	-9.64%	to	0.53%

	AST Small-Cap Value Portfolio
December 31, 2019	6,037	$10.35	to	$29.03	$126,086	0.00%	0.35%	to	3.25%	3.90%	to	21.31%
December 31, 2018	5,875	$11.20	to	$24.26	$101,852	0.00%	0.55%	to	3.25%	-19.79%	to	-17.53%
December 31, 2017	6,775	$13.62	to	$29.83	$144,480	0.00%	0.55%	to	3.25%	3.87%	to	6.76%
December 31, 2016	6,921	$12.80	to	$28.33	$139,960	0.00%	0.55%	to	3.25%	25.02%	to	28.49%
December 31, 2015	5,601	$9.99	to	$22.35	$89,371	0.00%	0.55%	to	3.25%	-7.42%	to	4.08%

A 98

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Mid-Cap Growth Portfolio
December 31, 2019	24,558	$10.39	to	$34.61	$614,786	0.00%	0.35%	to	3.25%	3.60%	to	29.44%
December 31, 2018	25,757	$11.84	to	$27.11	$503,319	0.00%	0.55%	to	3.25%	-7.48%	to	-4.88%
December 31, 2017	29,239	$12.49	to	$28.89	$608,567	0.00%	0.55%	to	3.25%	22.97%	to	26.39%
December 31, 2016	29,784	$9.91	to	$23.18	$496,877	0.00%	0.55%	to	3.25%	-1.65%	to	1.09%
December 31, 2015	31,934	$9.83	to	$23.25	$534,194	0.00%	0.55%	to	3.25%	-8.75%	to	2.12%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2019	20,480	$10.67	to	$31.02	$458,129	0.00%	0.35%	to	3.25%	6.16%	to	28.81%
December 31, 2018	21,289	$11.60	to	$24.42	$371,822	0.00%	0.55%	to	3.25%	-16.96%	to	-14.63%
December 31, 2017	22,705	$13.63	to	$29.00	$467,505	0.00%	0.55%	to	3.25%	15.33%	to	18.54%
December 31, 2016	23,496	$11.53	to	$24.81	$411,063	0.00%	0.55%	to	3.25%	16.00%	to	19.23%
December 31, 2015	24,491	$9.70	to	$21.09	$361,251	0.00%	0.55%	to	3.25%	-10.83%	to	1.55%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2019	14,351	$10.76	to	$41.81	$443,267	0.00%	0.35%	to	3.25%	8.21%	to	30.91%
December 31, 2018	15,298	$14.30	to	$32.38	$365,724	0.00%	0.55%	to	3.25%	-5.87%	to	-3.23%
December 31, 2017	18,619	$14.82	to	$33.93	$466,163	0.00%	0.55%	to	3.25%	28.68%	to	32.26%
December 31, 2016	20,369	$11.24	to	$26.01	$390,226	0.00%	0.55%	to	3.25%	2.15%	to	5.00%
December 31, 2015	20,054	$10.74	to	$25.11	$369,143	0.00%	0.55%	to	3.25%	6.50%	to	11.97%

	AST MFS Growth Portfolio
December 31, 2019	7,964	$10.72	to	$39.33	$241,787	0.00%	0.48%	to	3.25%	7.58%	to	37.02%
December 31, 2018	7,728	$13.95	to	$29.10	$176,703	0.00%	0.55%	to	3.25%	-1.19%	to	1.59%
December 31, 2017	7,414	$13.78	to	$29.05	$170,338	0.00%	0.55%	to	3.25%	26.47%	to	29.99%
December 31, 2016	7,161	$10.63	to	$22.66	$127,817	0.00%	0.55%	to	3.25%	-1.39%	to	1.35%
December 31, 2015	6,756	$10.53	to	$22.66	$120,117	0.00%	0.55%	to	3.25%	3.74%	to	9.59%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2019	15,686	$10.28	to	$33.24	$344,588	0.00%	0.35%	to	3.25%	2.85%	to	20.35%
December 31, 2018	14,849	$10.61	to	$28.00	$275,012	0.00%	0.55%	to	3.25%	-19.17%	to	-16.90%
December 31, 2017	16,836	$12.81	to	$34.17	$381,807	0.00%	0.55%	to	3.25%	10.10%	to	13.16%
December 31, 2016	16,396	$11.35	to	$30.61	$334,007	0.00%	0.55%	to	3.25%	14.40%	to	17.58%
December 31, 2015	14,931	$9.69	to	$26.40	$262,670	0.00%	0.55%	to	3.25%	-8.70%	to	1.07%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2019	17,476	$8.49	to	$12.46	$181,540	0.00%	0.35%	to	3.25%	0.70%	to	4.05%
December 31, 2018	15,418	$8.38	to	$12.05	$154,769	0.00%	0.55%	to	3.25%	-2.55%	to	0.19%
December 31, 2017	16,298	$8.60	to	$12.10	$164,924	0.00%	0.55%	to	3.25%	-1.59%	to	1.15%
December 31, 2016	15,963	$8.74	to	$12.03	$161,562	0.00%	0.55%	to	3.25%	-1.66%	to	1.08%
December 31, 2015	15,084	$8.89	to	$11.97	$152,558	0.00%	0.55%	to	3.25%	-2.78%	to	-0.07%

	AST QMA US Equity Alpha Portfolio
December 31, 2019	9,514	$10.81	to	$38.35	$265,594	0.00%	0.35%	to	3.25%	8.35%	to	23.78%
December 31, 2018	9,828	$13.04	to	$31.42	$223,948	0.00%	0.55%	to	3.25%	-11.22%	to	-8.72%
December 31, 2017	10,875	$14.33	to	$34.90	$275,319	0.00%	0.55%	to	3.25%	18.29%	to	21.58%
December 31, 2016	10,551	$11.82	to	$29.10	$222,962	0.00%	0.55%	to	3.25%	11.12%	to	14.21%
December 31, 2015	9,355	$10.38	to	$25.83	$176,411	0.00%	0.55%	to	2.95%	0.13%	to	8.03%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2019	22,956	$8.49	to	$14.29	$236,498	0.00%	0.48%	to	3.25%	4.54%	to	16.22%
December 31, 2018	20,119	$7.33	to	$12.40	$180,098	0.00%	0.55%	to	3.25%	-19.38%	to	-17.11%
December 31, 2017	26,241	$8.87	to	$15.09	$285,152	0.00%	0.55%	to	3.25%	6.73%	to	9.70%
December 31, 2016	26,455	$8.11	to	$13.87	$265,263	0.00%	0.55%	to	3.25%	20.58%	to	23.93%
December 31, 2015	26,606	$6.56	to	$11.28	$217,496	0.00%	0.55%	to	3.25%	-21.88%	to	0.94%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2019	633,579	$11.16	to	$22.74	$11,362,924	0.00%	0.35%	to	3.25%	11.44%	to	20.18%
December 31, 2018	650,405	$12.92	to	$19.18	$9,844,073	0.00%	0.55%	to	3.25%	-8.42%	to	-5.85%
December 31, 2017	717,175	$13.85	to	$20.66	$11,688,101	0.00%	0.55%	to	3.25%	11.67%	to	14.77%
December 31, 2016	735,805	$12.18	to	$18.25	$10,599,350	0.00%	0.55%	to	3.25%	4.06%	to	6.95%
December 31, 2015	749,738	$11.49	to	$17.30	$10,255,016	0.00%	0.55%	to	3.25%	-3.21%	to	-0.51%

A 99

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Global Equity Portfolio
December 31, 2019	19,444	$10.53	to	$29.94	$432,853	0.00%	0.35%	to	3.25%	6.47%	to	29.24%
December 31, 2018	20,366	$11.72	to	$23.49	$354,584	0.00%	0.55%	to	3.25%	-12.51%	to	-10.05%
December 31, 2017	22,832	$13.07	to	$26.48	$447,924	0.00%	0.55%	to	3.25%	19.83%	to	23.16%
December 31, 2016	22,338	$10.65	to	$21.80	$360,344	0.00%	0.55%	to	3.25%	3.64%	to	6.52%
December 31, 2015	22,632	$10.03	to	$20.75	$346,412	0.00%	0.55%	to	3.25%	-4.67%	to	3.91%

	AST J.P. Morgan International Equity Portfolio
December 31, 2019	15,796	$11.53	to	$19.39	$228,162	0.00%	0.35%	to	3.25%	14.87%	to	26.52%
December 31, 2018	15,994	$9.51	to	$15.54	$184,020	0.00%	0.55%	to	3.25%	-20.17%	to	-17.92%
December 31, 2017	17,268	$12.12	to	$19.20	$244,941	0.00%	0.55%	to	3.25%	25.43%	to	28.92%
December 31, 2016	16,014	$9.15	to	$15.10	$178,124	0.00%	0.55%	to	3.25%	-1.37%	to	1.37%
December 31, 2015	16,931	$9.49	to	$15.10	$187,875	0.00%	0.55%	to	3.25%	-5.95%	to	-3.33%

	AST Templeton Global Bond Portfolio
December 31, 2019	17,621	$8.46	to	$12.61	$178,859	0.00%	0.35%	to	3.25%	-2.27%	to	1.05%
December 31, 2018	16,607	$8.60	to	$12.55	$167,385	0.00%	0.55%	to	3.25%	-1.33%	to	1.44%
December 31, 2017	18,787	$8.72	to	$12.45	$188,205	0.00%	0.55%	to	3.25%	-1.27%	to	1.48%
December 31, 2016	17,312	$8.83	to	$12.34	$172,270	0.00%	0.55%	to	3.25%	0.97%	to	3.78%
December 31, 2015	17,773	$8.75	to	$11.96	$171,608	0.00%	0.55%	to	3.25%	-7.72%	to	3.76%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2019	103,044	$11.10	to	$22.66	$1,562,700	0.00%	0.35%	to	3.25%	11.12%	to	19.89%
December 31, 2018	102,640	$11.18	to	$19.16	$1,310,263	0.00%	0.55%	to	3.25%	-8.10%	to	-5.52%
December 31, 2017	119,256	$12.10	to	$20.56	$1,626,779	0.00%	0.55%	to	3.25%	9.91%	to	12.97%
December 31, 2016	123,829	$10.93	to	$18.45	$1,510,962	0.00%	0.55%	to	3.25%	3.07%	to	5.94%
December 31, 2015	130,610	$10.53	to	$17.66	$1,520,154	0.00%	0.55%	to	3.25%	-3.86%	to	-1.18%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2019	502,215	$11.13	to	$24.35	$9,349,469	0.00%	0.35%	to	3.25%	11.09%	to	21.58%
December 31, 2018	498,529	$13.51	to	$20.31	$7,745,029	0.00%	0.55%	to	3.25%	-9.28%	to	-6.74%
December 31, 2017	536,307	$14.79	to	$22.08	$9,063,319	0.00%	0.55%	to	3.25%	14.07%	to	17.24%
December 31, 2016	530,110	$12.78	to	$19.09	$7,757,048	0.00%	0.55%	to	3.25%	3.37%	to	6.25%
December 31, 2015	530,160	$12.14	to	$18.22	$7,420,464	0.00%	0.55%	to	3.25%	-2.73%	to	-0.02%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2019	199,719	$10.76	to	$17.44	$2,798,739	0.00%	0.35%	to	3.25%	7.65%	to	15.42%
December 31, 2018	186,564	$10.57	to	$15.32	$2,281,769	0.00%	0.55%	to	3.25%	-11.14%	to	-8.64%
December 31, 2017	245,825	$11.81	to	$17.01	$3,337,538	0.00%	0.55%	to	3.25%	8.94%	to	11.97%
December 31, 2016	252,678	$10.77	to	$15.40	$3,099,702	0.00%	0.55%	to	3.25%	2.89%	to	5.75%
December 31, 2015	276,820	$10.35	to	$14.76	$3,252,182	0.00%	0.55%	to	3.25%	-6.36%	to	-3.75%

	AST Balanced Asset Allocation Portfolio
December 31, 2019	445,608	$11.03	to	$21.65	$7,699,602	0.00%	0.35%	to	3.25%	10.20%	to	18.76%
December 31, 2018	454,582	$12.98	to	$18.48	$6,701,812	0.00%	0.55%	to	3.25%	-8.04%	to	-5.46%
December 31, 2017	489,240	$13.86	to	$19.82	$7,740,602	0.00%	0.55%	to	3.25%	11.18%	to	14.28%
December 31, 2016	504,036	$12.23	to	$17.59	$7,082,882	0.00%	0.55%	to	3.25%	2.85%	to	5.71%
December 31, 2015	511,145	$11.68	to	$16.87	$6,905,423	0.00%	0.55%	to	3.25%	-2.79%	to	-0.08%

	AST Preservation Asset Allocation Portfolio
December 31, 2019	287,724	$10.87	to	$17.70	$4,326,551	0.00%	0.35%	to	3.25%	8.60%	to	14.11%
December 31, 2018	292,347	$11.72	to	$15.72	$3,901,018	0.00%	0.55%	to	3.25%	-6.02%	to	-3.38%
December 31, 2017	329,485	$12.29	to	$16.50	$4,615,130	0.00%	0.55%	to	3.25%	6.56%	to	9.53%
December 31, 2016	325,237	$11.32	to	$15.27	$4,238,527	0.00%	0.55%	to	3.25%	2.10%	to	4.95%
December 31, 2015	339,720	$10.89	to	$14.76	$4,282,307	0.00%	0.55%	to	3.25%	-3.11%	to	-0.41%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2019	219,308	$11.10	to	$20.32	$3,452,244	0.00%	0.35%	to	3.25%	10.98%	to	19.34%
December 31, 2018	223,080	$11.23	to	$17.27	$2,980,411	0.00%	0.55%	to	3.25%	-10.76%	to	-8.25%
December 31, 2017	253,498	$12.50	to	$19.08	$3,737,054	0.00%	0.55%	to	3.25%	12.70%	to	15.83%
December 31, 2016	258,493	$11.02	to	$16.70	$3,336,732	0.00%	0.55%	to	3.25%	0.87%	to	3.68%
December 31, 2015	257,720	$10.85	to	$16.33	$3,264,546	0.00%	0.55%	to	3.25%	-2.29%	to	0.44%
A 100

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Prudential Growth Allocation Portfolio
December 31, 2019	747,873	$10.88	to	$22.61	$13,282,205	0.00%	0.35%	to	3.25%	8.75%	to	18.52%
December 31, 2018	735,149	$11.77	to	$19.34	$11,139,504	0.00%	0.55%	to	3.25%	-10.62%	to	-8.11%
December 31, 2017	865,745	$13.08	to	$21.34	$14,454,365	0.00%	0.55%	to	3.25%	12.33%	to	15.46%
December 31, 2016	522,511	$11.56	to	$18.74	$7,626,845	0.00%	0.55%	to	3.25%	6.53%	to	9.49%
December 31, 2015	527,423	$10.71	to	$17.35	$7,139,930	0.00%	0.55%	to	3.25%	-3.84%	to	-1.16%

	AST Advanced Strategies Portfolio
December 31, 2019	355,641	$11.21	to	$23.73	$6,516,238	0.00%	0.35%	to	3.25%	11.97%	to	21.19%
December 31, 2018	369,894	$13.04	to	$19.85	$5,670,025	0.00%	0.55%	to	3.25%	-8.96%	to	-6.41%
December 31, 2017	410,175	$14.06	to	$21.51	$6,806,564	0.00%	0.55%	to	3.25%	13.14%	to	16.28%
December 31, 2016	426,322	$12.20	to	$18.75	$6,167,029	0.00%	0.55%	to	3.25%	3.63%	to	6.52%
December 31, 2015	442,206	$11.56	to	$17.85	$6,092,156	0.00%	0.55%	to	3.25%	-2.47%	to	0.25%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2019	29,332	$10.74	to	$46.89	$1,011,442	0.00%	0.35%	to	3.25%	7.75%	to	27.52%
December 31, 2018	29,238	$15.05	to	$37.28	$806,817	0.00%	0.55%	to	3.25%	0.47%	to	3.29%
December 31, 2017	30,787	$14.62	to	$36.60	$833,920	0.00%	0.55%	to	3.25%	33.42%	to	37.13%
December 31, 2016	29,887	$10.69	to	$27.06	$601,544	0.00%	0.55%	to	3.25%	-0.63%	to	2.13%
December 31, 2015	31,122	$10.50	to	$26.86	$623,579	0.00%	0.55%	to	3.25%	6.02%	to	9.50%

	AST Government Money Market Portfolio
December 31, 2019	25,141	$7.48	to	$10.11	$231,233	1.67%	0.35%	to	3.25%	-1.61%	to	1.13%
December 31, 2018	23,879	$7.60	to	$9.92	$218,732	1.30%	0.55%	to	3.25%	-2.01%	to	0.74%
December 31, 2017	22,117	$7.76	to	$9.86	$200,273	0.33%	0.55%	to	3.25%	-2.91%	to	-0.21%
December 31, 2016	25,161	$7.99	to	$9.90	$229,531	0.00%	0.55%	to	3.25%	-3.24%	to	-0.56%
December 31, 2015	25,658	$8.25	to	$9.97	$237,142	0.00%	0.55%	to	3.25%	-3.25%	to	-0.26%

	AST Small-Cap Growth Portfolio
December 31, 2019	10,768	$10.38	to	$38.45	$291,501	0.00%	0.35%	to	3.25%	3.62%	to	29.40%
December 31, 2018	10,535	$11.94	to	$30.13	$223,149	0.00%	0.55%	to	3.25%	-11.40%	to	-8.91%
December 31, 2017	10,814	$13.15	to	$33.54	$255,987	0.00%	0.55%	to	3.25%	19.90%	to	23.24%
December 31, 2016	10,540	$10.70	to	$27.59	$205,700	0.00%	0.55%	to	3.25%	8.44%	to	11.46%
December 31, 2015	11,007	$9.63	to	$25.10	$195,871	0.00%	0.55%	to	3.25%	-2.49%	to	0.23%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2019	126,833	$10.13	to	$15.79	$1,556,275	0.00%	0.35%	to	3.25%	0.97%	to	8.62%
December 31, 2018	124,403	$9.60	to	$14.62	$1,411,077	0.00%	0.55%	to	3.25%	-3.91%	to	-1.21%
December 31, 2017	147,932	$9.99	to	$14.89	$1,717,612	0.00%	0.55%	to	3.25%	0.98%	to	3.79%
December 31, 2016	143,734	$9.87	to	$14.43	$1,625,408	0.00%	0.55%	to	3.25%	0.85%	to	3.66%
December 31, 2015	153,110	$9.61	to	$14.00	$1,687,495	0.00%	0.55%	to	3.25%	-5.29%	to	-1.67%

	AST International Value Portfolio
December 31, 2019	10,845	$10.41	to	$17.12	$138,312	0.00%	0.35%	to	3.25%	7.85%	to	19.36%
December 31, 2018	10,563	$8.85	to	$14.54	$112,783	0.00%	0.55%	to	3.25%	-18.88%	to	-16.60%
December 31, 2017	11,483	$10.76	to	$17.68	$147,956	0.00%	0.55%	to	3.25%	18.83%	to	22.14%
December 31, 2016	11,324	$8.86	to	$14.68	$119,788	0.00%	0.55%	to	3.25%	-2.68%	to	0.03%
December 31, 2015	11,460	$8.89	to	$14.88	$121,599	0.00%	0.55%	to	3.25%	-9.82%	to	2.47%

	AST International Growth Portfolio
December 31, 2019	17,070	$10.89	to	$22.75	$284,222	0.00%	0.35%	to	3.25%	10.22%	to	31.38%
December 31, 2018	18,472	$10.07	to	$17.56	$234,931	0.00%	0.55%	to	3.25%	-16.16%	to	-13.81%
December 31, 2017	18,218	$11.83	to	$20.65	$269,589	0.00%	0.55%	to	3.25%	31.04%	to	34.68%
December 31, 2016	17,977	$8.94	to	$15.55	$196,952	0.00%	0.55%	to	3.25%	-6.90%	to	-4.31%
December 31, 2015	18,345	$9.48	to	$16.47	$211,152	0.00%	0.55%	to	3.25%	-0.21%	to	7.39%

	AST Investment Grade Bond Portfolio
December 31, 2019	97,350	$11.08	to	$18.62	$1,430,638	0.00%	0.55%	to	2.65%	8.28%	to	10.62%
December 31, 2018	571,595	$10.16	to	$16.90	$7,019,502	0.00%	0.55%	to	2.65%	-2.92%	to	-0.82%
December 31, 2017	91,943	$10.39	to	$17.11	$1,250,379	0.00%	0.55%	to	2.65%	1.56%	to	3.74%
December 31, 2016	229,222	$10.16	to	$16.56	$2,963,396	0.00%	0.55%	to	2.65%	1.45%	to	3.63%
December 31, 2015	209,767	$9.94	to	$16.04	$2,669,601	0.00%	0.55%	to	2.65%	-1.51%	to	0.62%

A 101

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Western Asset Core Plus Bond Portfolio
December 31, 2019	97,267	$10.29	to	$15.26	$1,323,031	0.00%	0.35%	to	3.25%	2.43%	to	11.68%
December 31, 2018	96,820	$10.55	to	$13.71	$1,185,539	0.00%	0.55%	to	3.25%	-5.46%	to	-2.80%
December 31, 2017	56,852	$10.92	to	$14.16	$723,371	0.00%	0.55%	to	3.25%	2.86%	to	5.72%
December 31, 2016	50,540	$10.37	to	$13.45	$615,290	0.00%	0.55%	to	3.25%	1.74%	to	4.57%
December 31, 2015	46,717	$9.94	to	$12.91	$549,910	0.00%	0.55%	to	3.25%	-2.05%	to	0.68%

	AST Bond Portfolio 2019 (liquidated December 31, 2019)
December 31, 2019	—	$10.03	to	$13.92	$—	0.00%	1.15%	to	3.25%	-1.89%	to	0.24%
December 31, 2018	6,208	$10.22	to	$13.91	$69,593	0.00%	1.15%	to	3.25%	-2.72%	to	-0.60%
December 31, 2017	755	$10.51	to	$14.01	$8,872	0.00%	1.30%	to	3.25%	-2.51%	to	-0.53%
December 31, 2016	1,014	$10.78	to	$14.08	$12,094	0.00%	1.30%	to	3.25%	-1.84%	to	0.15%
December 31, 2015	1,152	$10.98	to	$14.06	$13,887	0.00%	1.30%	to	3.25%	-2.21%	to	-0.23%

	AST Cohen & Steers Global Realty Portfolio
December 31, 2019	3,976	$10.41	to	$26.37	$72,741	0.00%	0.35%	to	3.25%	3.77%	to	24.44%
December 31, 2018	3,864	$10.44	to	$21.49	$57,715	0.00%	0.55%	to	3.25%	-7.82%	to	-5.24%
December 31, 2017	4,913	$11.05	to	$22.99	$78,498	0.00%	0.55%	to	3.25%	7.29%	to	10.28%
December 31, 2016	4,912	$10.05	to	$21.14	$71,984	0.00%	0.55%	to	3.25%	-2.38%	to	0.34%
December 31, 2015	4,979	$10.05	to	$21.36	$73,698	0.00%	0.55%	to	3.25%	-3.34%	to	5.49%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2019	20,056	$8.77	to	$15.45	$209,425	0.00%	0.35%	to	3.25%	4.14%	to	12.72%
December 31, 2018	18,399	$7.94	to	$13.89	$171,197	0.00%	0.55%	to	3.25%	-16.86%	to	-14.52%
December 31, 2017	21,866	$9.48	to	$16.48	$240,319	0.00%	0.55%	to	3.25%	22.28%	to	25.68%
December 31, 2016	19,509	$7.70	to	$13.30	$172,460	0.00%	0.55%	to	3.25%	8.72%	to	11.74%
December 31, 2015	20,044	$6.91	to	$12.06	$160,261	0.00%	0.55%	to	3.25%	-19.44%	to	0.59%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2019	13,918	$10.46	to	$32.33	$322,702	0.00%	0.35%	to	3.25%	4.13%	to	21.96%
December 31, 2018	13,468	$11.49	to	$26.88	$258,665	0.00%	0.55%	to	3.25%	-16.87%	to	-14.54%
December 31, 2017	15,520	$13.48	to	$31.89	$354,794	0.00%	0.55%	to	3.25%	8.55%	to	11.57%
December 31, 2016	15,081	$12.12	to	$28.98	$314,315	0.00%	0.55%	to	3.25%	20.28%	to	23.63%
December 31, 2015	16,007	$9.84	to	$23.77	$273,930	0.00%	0.55%	to	3.25%	-8.57%	to	2.45%

	AST AllianzGI World Trends Portfolio
December 31, 2019	262,440	$11.04	to	$18.66	$3,953,412	0.00%	0.35%	to	3.25%	10.27%	to	17.40%
December 31, 2018	262,006	$11.13	to	$16.12	$3,400,441	0.00%	0.55%	to	3.25%	-10.91%	to	-8.41%
December 31, 2017	304,321	$12.40	to	$17.84	$4,362,027	0.00%	0.55%	to	3.25%	12.47%	to	15.59%
December 31, 2016	310,671	$10.95	to	$15.65	$3,900,808	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	325,283	$10.73	to	$15.22	$3,973,304	0.00%	0.55%	to	3.25%	-3.41%	to	-0.72%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2019	150,691	$11.04	to	$21.65	$2,498,498	0.00%	0.35%	to	3.25%	10.30%	to	18.77%
December 31, 2018	147,090	$12.40	to	$18.48	$2,084,922	0.00%	0.55%	to	3.25%	-10.40%	to	-7.88%
December 31, 2017	164,998	$13.66	to	$20.34	$2,577,929	0.00%	0.55%	to	3.25%	13.17%	to	16.31%
December 31, 2016	161,567	$11.85	to	$17.73	$2,207,522	0.00%	0.55%	to	3.25%	1.81%	to	4.64%
December 31, 2015	160,974	$11.43	to	$17.18	$2,146,386	0.00%	0.55%	to	3.25%	-4.26%	to	-1.59%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2019	154,762	$10.87	to	$17.27	$2,145,046	0.00%	0.35%	to	3.25%	8.59%	to	15.38%
December 31, 2018	146,491	$10.93	to	$15.17	$1,775,756	0.00%	0.55%	to	3.25%	-10.10%	to	-7.57%
December 31, 2017	176,872	$12.07	to	$16.65	$2,355,804	0.00%	0.55%	to	3.25%	8.64%	to	11.67%
December 31, 2016	149,331	$10.93	to	$15.11	$1,819,142	0.00%	0.55%	to	3.25%	1.84%	to	4.68%
December 31, 2015	156,015	$10.54	to	$14.64	$1,842,734	0.00%	0.55%	to	3.25%	-4.13%	to	-1.45%

	ProFund VP Consumer Services
December 31, 2019	19	$29.44	to	$35.37	$628	0.00%	0.55%	to	2.00%	22.20%	to	23.95%
December 31, 2018	16	$24.09	to	$28.53	$432	0.00%	0.55%	to	2.00%	-1.37%	to	0.06%
December 31, 2017	19	$24.43	to	$28.51	$520	0.00%	0.55%	to	2.00%	16.05%	to	17.72%
December 31, 2016	25	$20.52	to	$24.22	$567	0.00%	0.55%	to	2.30%	1.85%	to	3.61%
December 31, 2015	25	$20.15	to	$23.38	$555	0.00%	0.55%	to	2.30%	2.34%	to	4.11%

A 102

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Consumer Goods
December 31, 2019	25	$11.52	to	$23.78	$532	1.47%	0.35%	to	2.00%	15.64%	to	25.87%
December 31, 2018	23	$15.41	to	$18.90	$405	1.19%	0.55%	to	2.30%	-16.73%	to	-15.27%
December 31, 2017	38	$18.51	to	$22.30	$779	1.18%	0.55%	to	2.30%	12.48%	to	14.42%
December 31, 2016	49	$16.45	to	$19.49	$878	1.56%	0.55%	to	2.30%	1.22%	to	2.97%
December 31, 2015	24	$16.25	to	$18.93	$439	0.75%	0.55%	to	2.30%	1.82%	to	3.59%

	ProFund VP Financials
December 31, 2019	46	$11.58	to	$24.59	$696	0.55%	0.35%	to	2.30%	15.77%	to	29.55%
December 31, 2018	58	$10.28	to	$21.18	$713	0.37%	0.55%	to	2.90%	-12.97%	to	-10.92%
December 31, 2017	87	$11.75	to	$24.34	$1,252	0.36%	0.55%	to	2.90%	14.87%	to	17.54%
December 31, 2016	70	$10.17	to	$21.19	$834	0.37%	0.55%	to	2.90%	12.08%	to	14.69%
December 31, 2015	70	$9.02	to	$15.81	$716	0.35%	0.55%	to	2.30%	-3.71%	to	-2.04%

	ProFund VP Health Care
December 31, 2019	58	$11.06	to	$32.12	$1,717	0.00%	0.35%	to	2.30%	10.35%	to	18.71%
December 31, 2018	56	$23.12	to	$28.77	$1,413	0.00%	0.55%	to	2.90%	1.48%	to	3.86%
December 31, 2017	76	$22.65	to	$28.35	$1,872	0.00%	0.55%	to	2.90%	17.52%	to	20.25%
December 31, 2016	82	$19.17	to	$24.12	$1,698	0.00%	0.55%	to	2.90%	-6.75%	to	-4.58%
December 31, 2015	105	$20.43	to	$22.70	$2,300	0.00%	0.55%	to	2.30%	2.66%	to	4.45%

	ProFund VP Industrials
December 31, 2019	22	$19.06	to	$28.74	$507	0.00%	0.55%	to	2.30%	27.56%	to	29.78%
December 31, 2018	27	$14.94	to	$22.14	$473	0.11%	0.55%	to	2.30%	-14.74%	to	-13.25%
December 31, 2017	38	$17.52	to	$25.52	$809	0.19%	0.55%	to	2.30%	19.65%	to	21.73%
December 31, 2016	23	$14.64	to	$20.97	$399	0.19%	0.55%	to	2.30%	14.91%	to	16.90%
December 31, 2015	19	$12.70	to	$17.94	$274	0.10%	0.55%	to	2.35%	-5.64%	to	-3.95%

	ProFund VP Mid-Cap Growth
December 31, 2019	28	$19.37	to	$25.49	$590	0.00%	0.55%	to	2.30%	21.45%	to	23.56%
December 31, 2018	28	$15.95	to	$20.63	$488	0.00%	0.55%	to	2.30%	-13.97%	to	-12.46%
December 31, 2017	32	$18.54	to	$23.56	$645	0.00%	0.55%	to	2.30%	15.65%	to	17.66%
December 31, 2016	32	$16.03	to	$20.03	$557	0.00%	0.55%	to	2.30%	10.34%	to	12.26%
December 31, 2015	37	$14.52	to	$17.84	$575	0.00%	0.55%	to	2.30%	-1.97%	to	-0.27%

	ProFund VP Mid-Cap Value
December 31, 2019	30	$17.50	to	$23.55	$622	0.20%	0.55%	to	2.30%	21.29%	to	23.40%
December 31, 2018	20	$14.43	to	$19.09	$333	0.10%	0.55%	to	2.30%	-15.25%	to	-13.77%
December 31, 2017	25	$17.02	to	$22.13	$470	0.28%	0.55%	to	2.30%	8.13%	to	10.00%
December 31, 2016	28	$15.74	to	$20.12	$487	0.20%	0.55%	to	2.30%	21.55%	to	23.66%
December 31, 2015	25	$12.95	to	$16.27	$344	0.13%	0.55%	to	2.30%	-10.29%	to	-8.73%

	ProFund VP Real Estate
December 31, 2019	18	$14.36	to	$23.31	$338	1.68%	0.55%	to	2.30%	23.91%	to	26.06%
December 31, 2018	12	$11.59	to	$22.34	$175	2.17%	0.55%	to	2.90%	-8.37%	to	-6.22%
December 31, 2017	17	$12.57	to	$24.38	$251	0.83%	0.55%	to	2.90%	5.01%	to	7.46%
December 31, 2016	33	$11.90	to	$23.21	$446	1.74%	0.55%	to	2.90%	2.75%	to	5.14%
December 31, 2015	40	$11.52	to	$17.45	$532	0.62%	0.55%	to	2.30%	-1.93%	to	-0.23%

	ProFund VP Small-Cap Growth
December 31, 2019	21	$21.12	to	$28.25	$526	0.00%	0.55%	to	2.30%	16.44%	to	18.46%
December 31, 2018	27	$18.14	to	$25.76	$580	0.00%	0.55%	to	2.90%	-8.42%	to	-6.27%
December 31, 2017	35	$19.69	to	$28.13	$809	0.00%	0.55%	to	2.90%	9.79%	to	12.35%
December 31, 2016	39	$17.83	to	$25.62	$825	0.00%	0.55%	to	2.90%	16.85%	to	19.57%
December 31, 2015	33	$15.17	to	$21.93	$574	0.00%	0.55%	to	2.90%	-1.68%	to	0.62%

	ProFund VP Small-Cap Value
December 31, 2019	12	$18.73	to	$23.43	$234	0.00%	0.55%	to	2.00%	20.16%	to	21.89%
December 31, 2018	17	$15.58	to	$19.22	$292	0.00%	0.55%	to	2.00%	-15.91%	to	-14.69%
December 31, 2017	17	$18.53	to	$22.53	$354	0.02%	0.55%	to	2.00%	7.57%	to	9.11%
December 31, 2016	13	$17.23	to	$20.65	$240	0.00%	0.55%	to	2.00%	26.26%	to	28.07%
December 31, 2015	14	$13.65	to	$16.12	$209	0.00%	0.55%	to	2.00%	-10.08%	to	-8.78%

A 103

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Telecommunications
December 31, 2019	6	$11.41	to	$18.39	$79	3.13%	0.55%	to	2.00%	12.52%	to	14.14%
December 31, 2018	6	$10.14	to	$16.11	$64	5.89%	0.55%	to	2.00%	-16.78%	to	-15.57%
December 31, 2017	9	$12.19	to	$19.08	$124	5.03%	0.55%	to	2.00%	-4.04%	to	-2.66%
December 31, 2016	16	$12.38	to	$19.60	$248	1.76%	0.55%	to	2.30%	18.93%	to	20.99%
December 31, 2015	8	$10.37	to	$16.20	$102	1.72%	0.55%	to	2.35%	-0.81%	to	0.96%

	ProFund VP Utilities
December 31, 2019	31	$11.39	to	$26.14	$657	1.69%	0.35%	to	2.30%	14.60%	to	22.20%
December 31, 2018	25	$13.82	to	$21.39	$415	2.32%	0.55%	to	2.30%	0.56%	to	2.32%
December 31, 2017	35	$13.74	to	$20.91	$575	2.08%	0.55%	to	2.30%	8.16%	to	10.03%
December 31, 2016	51	$12.71	to	$19.00	$807	1.57%	0.55%	to	2.30%	12.50%	to	14.44%
December 31, 2015	45	$11.30	to	$16.60	$643	2.00%	0.55%	to	2.30%	-8.51%	to	-6.92%

	ProFund VP Large-Cap Growth
December 31, 2019	48	$22.65	to	$31.11	$1,219	0.00%	0.55%	to	2.30%	25.99%	to	28.18%
December 31, 2018	43	$17.98	to	$25.30	$866	0.00%	0.55%	to	2.90%	-4.64%	to	-2.40%
December 31, 2017	49	$18.74	to	$26.53	$1,025	0.00%	0.55%	to	2.90%	21.77%	to	24.60%
December 31, 2016	60	$15.30	to	$21.79	$1,018	0.04%	0.55%	to	2.90%	2.06%	to	4.44%
December 31, 2015	67	$14.91	to	$19.11	$1,109	0.00%	0.55%	to	2.30%	1.42%	to	3.19%

	ProFund VP Large-Cap Value
December 31, 2019	52	$15.52	to	$24.23	$918	0.95%	0.55%	to	2.30%	26.86%	to	29.06%
December 31, 2018	49	$12.23	to	$20.10	$684	0.85%	0.55%	to	2.90%	-13.16%	to	-11.12%
December 31, 2017	56	$13.61	to	$23.15	$881	1.02%	0.55%	to	2.90%	10.25%	to	12.81%
December 31, 2016	65	$12.31	to	$21.00	$942	1.15%	0.55%	to	2.90%	12.19%	to	14.80%
December 31, 2015	85	$10.94	to	$16.31	$1,057	1.00%	0.55%	to	2.60%	-7.15%	to	-5.26%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2019	9,348	$11.00	to	$34.92	$280,800	0.00%	0.35%	to	3.25%	10.47%	to	31.87%
December 31, 2018	9,215	$13.70	to	$26.59	$213,715	0.00%	0.55%	to	3.25%	-4.83%	to	-2.15%
December 31, 2017	9,566	$14.05	to	$27.28	$230,078	0.00%	0.55%	to	3.25%	31.43%	to	35.08%
December 31, 2016	9,078	$10.43	to	$20.28	$164,029	0.00%	0.55%	to	3.25%	-4.66%	to	-2.01%
December 31, 2015	9,404	$10.68	to	$20.77	$176,173	0.00%	0.55%	to	3.25%	7.04%	to	11.41%

	AST Bond Portfolio 2020
December 31, 2019	3,874	$10.44	to	$13.13	$46,049	0.00%	1.15%	to	3.25%	0.14%	to	2.31%
December 31, 2018	874	$10.62	to	$12.83	$10,234	0.00%	1.15%	to	3.25%	-2.99%	to	-0.86%
December 31, 2017	755	$10.95	to	$12.94	$9,008	0.00%	1.15%	to	3.25%	-2.38%	to	-0.27%
December 31, 2016	1,552	$11.22	to	$12.98	$18,824	0.00%	1.15%	to	3.25%	-1.35%	to	0.79%
December 31, 2015	2,184	$11.23	to	$12.88	$26,514	0.00%	1.15%	to	3.25%	-1.77%	to	0.36%

	AST Bond Portfolio 2021
December 31, 2019	2,778	$11.29	to	$13.45	$35,107	0.00%	1.75%	to	3.25%	1.65%	to	3.26%
December 31, 2018	3,939	$11.10	to	$13.02	$46,917	0.00%	1.75%	to	3.25%	-3.20%	to	-1.66%
December 31, 2017	4,013	$11.47	to	$13.56	$49,026	0.00%	1.15%	to	3.25%	-1.71%	to	0.42%
December 31, 2016	6,206	$11.67	to	$13.51	$76,946	0.00%	1.15%	to	3.25%	-1.27%	to	0.86%
December 31, 2015	7,667	$11.82	to	$13.39	$95,592	0.00%	1.15%	to	3.25%	-1.52%	to	0.61%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2019	9	$17.25	to	$18.52	$156	4.02%	1.40%	to	1.85%	13.40%	to	13.91%
December 31, 2018	10	$15.21	to	$16.26	$156	12.90%	1.40%	to	1.85%	-18.38%	to	-18.01%
December 31, 2017	15	$18.64	to	$19.83	$280	3.05%	1.40%	to	1.85%	22.60%	to	23.14%
December 31, 2016	15	$15.20	to	$16.11	$237	2.91%	1.40%	to	1.85%	1.38%	to	1.83%
December 31, 2015	20	$14.99	to	$15.82	$307	4.18%	1.40%	to	1.85%	0.44%	to	0.88%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2019	124	$5.24	to	$5.65	$666	0.00%	1.40%	to	1.85%	34.90%	to	35.50%
December 31, 2018	177	$3.89	to	$4.17	$705	0.00%	1.40%	to	1.85%	-1.32%	to	-0.88%
December 31, 2017	230	$3.94	to	$4.21	$928	0.24%	1.40%	to	1.85%	32.51%	to	33.09%
December 31, 2016	247	$2.97	to	$3.16	$750	0.00%	1.40%	to	1.85%	-1.06%	to	-0.62%
December 31, 2015	274	$2.21	to	$3.18	$840	0.00%	1.40%	to	1.85%	-0.22%	to	0.22%
A 104

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2019	16	$26.82	to	$27.71	$422	0.00%	1.50%	to	1.85%	23.03%	to	23.46%
December 31, 2018	17	$21.80	to	$22.44	$368	0.00%	1.50%	to	1.85%	-0.38%	to	-0.03%
December 31, 2017	18	$21.88	to	$22.45	$403	0.00%	1.50%	to	1.85%	23.85%	to	24.28%
December 31, 2016	22	$17.67	to	$18.07	$389	0.00%	1.50%	to	1.85%	6.14%	to	6.51%
December 31, 2015	23	$16.65	to	$17.05	$394	0.00%	1.40%	to	1.85%	-4.40%	to	-3.98%

	AST Bond Portfolio 2022
December 31, 2019	1,785	$10.70	to	$12.60	$20,774	0.00%	1.50%	to	3.25%	2.45%	to	4.33%
December 31, 2018	2,413	$10.45	to	$12.40	$27,094	0.00%	1.15%	to	3.25%	-3.41%	to	-1.30%
December 31, 2017	3,125	$10.82	to	$12.57	$36,142	0.00%	1.15%	to	3.25%	-1.72%	to	0.40%
December 31, 2016	5,334	$11.01	to	$12.52	$62,228	0.00%	1.15%	to	3.25%	-1.48%	to	0.66%
December 31, 2015	6,111	$11.17	to	$12.44	$71,799	0.00%	1.15%	to	3.25%	-1.22%	to	0.92%

	AST Quantitative Modeling Portfolio
December 31, 2019	80,749	$10.55	to	$18.04	$1,259,104	0.00%	0.48%	to	2.65%	5.73%	to	20.54%
December 31, 2018	77,775	$11.57	to	$14.97	$1,066,652	0.00%	0.55%	to	2.65%	-8.95%	to	-7.04%
December 31, 2017	74,247	$12.49	to	$16.10	$1,103,532	0.00%	0.55%	to	2.65%	15.15%	to	17.54%
December 31, 2016	67,999	$10.66	to	$13.70	$867,293	0.00%	0.55%	to	2.65%	3.58%	to	5.74%
December 31, 2015	60,584	$10.11	to	$12.96	$738,462	0.00%	0.55%	to	2.65%	-2.44%	to	4.38%

	AST BlackRock Global Strategies Portfolio
December 31, 2019	142,439	$10.87	to	$14.97	$1,941,764	0.00%	0.35%	to	3.25%	8.75%	to	16.97%
December 31, 2018	142,883	$10.36	to	$12.79	$1,681,427	0.00%	0.55%	to	3.25%	-8.37%	to	-5.80%
December 31, 2017	156,449	$11.31	to	$13.58	$1,972,632	0.00%	0.55%	to	3.25%	8.96%	to	11.99%
December 31, 2016	159,343	$10.38	to	$12.13	$1,812,805	0.00%	0.55%	to	3.25%	3.49%	to	6.37%
December 31, 2015	163,922	$10.03	to	$11.40	$1,772,067	0.00%	0.55%	to	3.25%	-6.15%	to	-3.53%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2019	52	$25.12	to	$25.85	$1,327	0.54%	1.50%	to	1.85%	29.42%	to	29.86%
December 31, 2018	65	$19.41	to	$19.91	$1,280	0.43%	1.50%	to	1.85%	-8.63%	to	-8.31%
December 31, 2017	73	$21.24	to	$21.71	$1,571	0.93%	1.50%	to	1.85%	18.54%	to	18.95%
December 31, 2016	79	$17.92	to	$18.25	$1,419	2.26%	1.50%	to	1.85%	10.48%	to	10.86%
December 31, 2015	89	$16.22	to	$16.54	$1,446	0.40%	1.40%	to	1.85%	-4.61%	to	-4.19%

	AST Prudential Core Bond Portfolio
December 31, 2019	30,278	$10.14	to	$12.81	$361,679	0.00%	0.35%	to	3.25%	1.09%	to	9.15%
December 31, 2018	26,712	$9.63	to	$11.74	$295,254	0.00%	0.55%	to	3.25%	-4.05%	to	-1.36%
December 31, 2017	26,114	$10.04	to	$11.90	$294,892	0.00%	0.55%	to	3.25%	2.25%	to	5.09%
December 31, 2016	23,110	$9.82	to	$11.32	$250,514	0.00%	0.55%	to	3.25%	0.83%	to	3.64%
December 31, 2015	20,330	$9.74	to	$10.92	$214,505	0.00%	0.55%	to	3.25%	-3.51%	to	-0.82%

	AST Bond Portfolio 2023
December 31, 2019	573	$9.30	to	$10.92	$5,939	0.00%	1.30%	to	3.25%	3.05%	to	5.14%
December 31, 2018	1,037	$9.02	to	$10.24	$10,167	0.00%	1.50%	to	3.25%	-3.52%	to	-1.75%
December 31, 2017	709	$9.35	to	$10.43	$7,147	0.00%	1.50%	to	3.25%	-1.60%	to	0.20%
December 31, 2016	1,279	$9.50	to	$10.58	$12,901	0.00%	1.15%	to	3.25%	-1.39%	to	0.74%
December 31, 2015	854	$9.64	to	$10.45	$8,653	0.00%	1.30%	to	3.25%	-0.63%	to	1.39%

	AST MFS Growth Allocation Portfolio
December 31, 2019	48,939	$11.30	to	$16.91	$748,647	0.00%	0.35%	to	3.25%	12.85%	to	22.09%
December 31, 2018	40,453	$11.53	to	$13.85	$511,595	0.00%	0.55%	to	3.25%	-11.27%	to	-8.78%
December 31, 2017	44,909	$12.99	to	$15.18	$628,915	0.00%	0.55%	to	3.25%	12.72%	to	15.85%
December 31, 2016	43,064	$11.52	to	$13.11	$526,896	0.00%	0.55%	to	3.25%	0.94%	to	3.75%
December 31, 2015	42,485	$11.40	to	$12.63	$507,613	0.00%	0.55%	to	3.25%	-4.45%	to	-1.78%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2019	714	$10.27	to	$12.52	$8,185	0.00%	0.48%	to	1.95%	2.92%	to	14.22%
December 31, 2018	676	$9.21	to	$10.99	$6,818	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	661	$10.06	to	$11.86	$7,173	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	478	$9.39	to	$10.93	$4,762	0.00%	0.55%	to	1.95%	8.45%	to	10.00%
December 31, 2015	350	$8.65	to	$9.95	$3,176	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%

A 105

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Large-Cap Value Portfolio
December 31, 2019	10,037	$10.60	to	$22.43	$205,540	0.00%	0.35%	to	2.95%	6.32%	to	28.64%
December 31, 2018	8,592	$11.87	to	$17.44	$138,716	0.00%	0.55%	to	2.95%	-12.74%	to	-10.65%
December 31, 2017	9,130	$13.33	to	$19.51	$166,418	0.00%	0.55%	to	3.15%	13.65%	to	16.70%
December 31, 2016	7,262	$11.45	to	$16.72	$114,425	0.00%	0.55%	to	3.15%	9.88%	to	12.82%
December 31, 2015	3,551	$10.18	to	$14.82	$50,150	0.00%	0.55%	to	2.65%	-3.35%	to	6.06%

	AST Bond Portfolio 2024
December 31, 2019	460	$9.26	to	$10.51	$4,633	0.00%	1.50%	to	3.25%	4.45%	to	6.36%
December 31, 2018	2,167	$8.87	to	$9.89	$20,453	0.00%	1.50%	to	3.25%	-3.89%	to	-2.12%
December 31, 2017	1,614	$9.22	to	$10.10	$15,782	0.00%	1.50%	to	3.25%	-1.61%	to	0.18%
December 31, 2016	231	$9.53	to	$10.22	$2,284	0.00%	1.15%	to	2.95%	-1.01%	to	0.74%
December 31, 2015	368	$9.51	to	$10.14	$3,632	0.00%	1.15%	to	3.25%	-0.50%	to	1.66%

	AST AQR Emerging Markets Equity Portfolio
December 31, 2019	2,679	$10.66	to	$14.01	$31,138	0.00%	0.35%	to	1.95%	6.12%	to	17.16%
December 31, 2018	2,406	$9.26	to	$11.98	$23,989	0.00%	0.55%	to	1.95%	-20.55%	to	-19.40%
December 31, 2017	2,206	$11.65	to	$14.89	$27,290	0.00%	0.55%	to	1.95%	32.33%	to	34.21%
December 31, 2016	636	$8.81	to	$11.12	$5,865	0.00%	0.55%	to	1.95%	11.16%	to	12.74%
December 31, 2015	454	$7.92	to	$9.88	$3,695	0.00%	0.55%	to	1.95%	-17.17%	to	2.68%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2019	8,907	$10.53	to	$21.18	$174,580	0.00%	0.35%	to	2.85%	5.92%	to	30.31%
December 31, 2018	7,720	$13.08	to	$16.26	$117,570	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	8,769	$13.85	to	$17.16	$142,435	0.00%	0.55%	to	3.15%	14.69%	to	17.75%
December 31, 2016	8,007	$11.80	to	$14.58	$111,580	0.00%	0.55%	to	3.15%	11.28%	to	14.26%
December 31, 2015	4,530	$10.36	to	$12.76	$55,947	0.00%	0.55%	to	2.85%	-6.32%	to	7.54%

	AST Multi-Sector Fixed Income Portfolio
December 31, 2019	1,169,849	$12.13	to	$12.82	$14,186,157	0.00%	1.10%	to	1.90%	16.46%	to	17.41%
December 31, 2018	941,647	$10.41	to	$10.92	$9,805,072	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	775,116	$11.24	to	$11.70	$8,715,463	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	655,378	$10.54	to	$10.88	$6,908,726	0.00%	1.10%	to	1.90%	6.86%	to	7.73%
December 31, 2015	412,305	$9.86	to	$10.10	$4,067,264	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%

	AST AQR Large-Cap Portfolio
December 31, 2019	1,244	$10.72	to	$19.88	$22,672	0.00%	0.48%	to	2.95%	7.58%	to	21.90%
December 31, 2018	1,161	$12.48	to	$16.31	$17,550	0.00%	0.55%	to	2.95%	-10.78%	to	-8.64%
December 31, 2017	1,066	$13.70	to	$17.85	$17,609	0.00%	0.55%	to	2.95%	18.65%	to	21.46%
December 31, 2016	712	$11.32	to	$14.70	$9,887	0.00%	0.55%	to	2.35%	8.17%	to	10.09%
December 31, 2015	521	$10.32	to	$13.35	$6,684	0.00%	0.55%	to	2.35%	-0.61%	to	7.26%

	AST QMA Large-Cap Portfolio
December 31, 2019	989	$10.77	to	$20.84	$18,744	0.00%	0.48%	to	2.95%	7.89%	to	24.50%
December 31, 2018	883	$12.71	to	$16.74	$13,957	0.00%	0.55%	to	2.95%	-9.83%	to	-7.66%
December 31, 2017	758	$13.81	to	$18.13	$12,960	0.00%	0.55%	to	2.95%	17.94%	to	20.74%
December 31, 2016	604	$11.47	to	$15.01	$8,567	0.00%	0.55%	to	2.35%	8.32%	to	10.25%
December 31, 2015	446	$10.44	to	$13.62	$5,751	0.00%	0.55%	to	2.35%	-0.79%	to	8.62%

	AST Bond Portfolio 2025
December 31, 2019	776	$10.84	to	$12.33	$9,011	0.00%	1.15%	to	3.25%	5.19%	to	7.47%
December 31, 2018	2,827	$10.31	to	$11.48	$30,694	0.00%	1.15%	to	3.25%	-3.98%	to	-1.88%
December 31, 2017	457	$10.74	to	$11.43	$5,081	0.00%	1.75%	to	3.25%	-1.47%	to	0.08%
December 31, 2016	1,025	$10.90	to	$11.62	$11,495	0.00%	1.15%	to	3.25%	-0.85%	to	1.30%
December 31, 2015	18,386	$10.99	to	$11.47	$206,638	0.00%	1.15%	to	3.25%	-1.32%	to	0.82%

	AST T. Rowe Price Growth Opportunities Portfolio
December 31, 2019	185,524	$11.25	to	$15.33	$2,705,786	0.00%	0.35%	to	1.95%	12.25%	to	24.04%
December 31, 2018	125,668	$11.53	to	$12.36	$1,489,625	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	99,564	$12.74	to	$13.46	$1,294,638	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	70,775	$10.79	to	$11.24	$774,986	0.00%	0.55%	to	1.95%	3.40%	to	4.87%
December 31, 2015	50,131	$10.43	to	$10.72	$527,806	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%

A 106

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Global Growth Allocation Portfolio
December 31, 2019	2,948	$10.51	to	$13.46	$38,504	0.00%	0.48%	to	0.86%	5.26%	to	19.90%
December 31, 2018	2,648	$10.94	to	$11.26	$29,295	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	2,312	$12.19	to	$12.54	$28,427	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	1,992	$10.53	to	$10.84	$21,113	0.00%	0.55%	to	0.86%	4.79%	to	8.49%
December 31, 2015	1,563	$10.05	to	$10.12	$15,774	0.00%	0.55%	to	0.86%	-1.79%	to	4.89%

	AST T. Rowe Price Diversified Real Growth Portfolio
December 31, 2019	5,890	$10.53	to	$14.64	$84,135	0.00%	0.48%	to	0.86%	5.36%	to	21.40%
December 31, 2018	4,446	$11.60	to	$12.10	$52,914	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	4,010	$12.60	to	$13.14	$51,709	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	3,211	$10.71	to	$11.16	$35,120	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
December 31, 2015	2,275	$10.07	to	$10.28	$23,321	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%

	AST Prudential Flexible Multi-Strategy Portfolio
December 31, 2019	5,864	$10.49	to	$13.85	$79,837	0.00%	0.48%	to	0.86%	5.03%	to	14.24%
December 31, 2018	5,861	$11.40	to	$12.12	$70,334	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	5,558	$12.30	to	$13.04	$71,846	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	4,706	$10.61	to	$11.21	$52,330	0.00%	0.55%	to	0.86%	6.54%	to	6.87%
December 31, 2015	3,374	$9.96	to	$10.49	$35,131	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%

	AST Franklin Templeton K2 Global Absolute Return Portfolio
December 31, 2019	1,931	$9.95	to	$10.67	$19,518	0.00%	0.48%	to	0.86%	3.62%	to	5.47%
December 31, 2018	1,990	$9.44	to	$10.13	$19,026	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	1,743	$10.05	to	$10.79	$17,710	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	1,414	$9.42	to	$10.11	$13,426	0.00%	0.55%	to	0.86%	1.47%	to	1.79%
December 31, 2015	1,127	$9.26	to	$9.95	$10,494	0.00%	0.55%	to	0.86%	-4.06%	to	0.93%

	AST Managed Equity Portfolio
December 31, 2019	2,925	$10.69	to	$14.92	$41,307	0.00%	0.48%	to	0.86%	7.42%	to	24.80%
December 31, 2018	2,698	$11.23	to	$11.99	$30,682	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	2,236	$12.89	to	$13.76	$29,107	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	1,691	$10.47	to	$11.17	$17,828	0.00%	0.55%	to	0.86%	4.30%	to	11.75%
December 31, 2015	1,017	$10.04	to	$10.09	$10,254	0.00%	0.55%	to	0.86%	-2.12%	to	4.46%

	AST Managed Fixed Income Portfolio
December 31, 2019	3,408	$10.12	to	$11.15	$37,798	0.00%	0.48%	to	0.86%	0.95%	to	8.20%
December 31, 2018	3,216	$10.17	to	$10.32	$33,024	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	2,832	$10.34	to	$10.50	$29,511	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	2,324	$10.03	to	$10.19	$23,449	0.00%	0.55%	to	0.86%	2.11%	to	2.96%
December 31, 2015	1,574	$9.77	to	$9.84	$15,432	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%

	AST FQ Absolute Return Currency Portfolio
December 31, 2019	243	$9.03	to	$9.99	$2,224	0.00%	0.48%	to	0.86%	-4.03%	to	0.50%
December 31, 2018	254	$9.40	to	$10.40	$2,421	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	234	$10.01	to	$11.08	$2,366	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	293	$10.39	to	$11.51	$3,077	0.00%	0.55%	to	0.86%	11.33%	to	14.49%
December 31, 2015	71	$9.08	to	$10.07	$642	0.00%	0.55%	to	0.86%	-6.38%	to	-3.21%

	AST Jennison Global Infrastructure Portfolio
December 31, 2019	571	$10.55	to	$14.84	$7,700	0.00%	0.48%	to	0.86%	6.20%	to	27.63%
December 31, 2018	529	$10.66	to	$11.66	$5,676	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	431	$11.74	to	$12.86	$5,087	0.00%	0.55%	to	0.86%	17.84%	to	18.20%
December 31, 2016	303	$9.95	to	$10.91	$3,029	0.00%	0.55%	to	0.86%	7.18%	to	8.67%
December 31, 2015	213	$9.26	to	$9.33	$1,976	0.00%	0.55%	to	0.86%	-10.95%	to	-3.15%

	AST PIMCO Dynamic Bond Portfolio
December 31, 2019	902	$9.72	to	$10.38	$8,875	0.00%	0.48%	to	0.86%	1.52%	to	4.74%
December 31, 2018	549	$9.29	to	$9.94	$5,149	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	498	$9.38	to	$10.06	$4,717	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	432	$9.47	to	$10.17	$4,120	0.00%	0.55%	to	0.86%	0.18%	to	1.65%
December 31, 2015	276	$9.44	to	$9.86	$2,613	0.00%	0.55%	to	0.86%	-2.92%	to	-0.98%

A 107

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Legg Mason Diversified Growth Portfolio
December 31, 2019	39,352	$10.82	to	$13.29	$501,324	0.00%	0.35%	to	1.95%	8.09%	to	17.60%
December 31, 2018	29,409	$10.66	to	$11.30	$321,088	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	25,241	$11.59	to	$12.11	$297,699	0.00%	0.55%	to	1.95%	12.38%	to	13.98%
December 31, 2016	16,090	$10.31	to	$10.63	$167,802	0.00%	0.55%	to	1.95%	6.80%	to	8.32%
December 31, 2015	7,330	$9.66	to	$9.81	$71,146	0.00%	0.55%	to	1.95%	-2.84%	to	-1.45%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2019	3,763	$9.77	to	$10.87	$39,140	0.00%	1.15%	to	3.25%	6.45%	to	8.76%
December 31, 2018	7,783	$9.17	to	$10.00	$74,690	0.00%	1.15%	to	3.25%	-4.27%	to	-2.18%
December 31, 2017	8,158	$9.58	to	$10.22	$80,946	0.00%	1.15%	to	3.25%	-0.90%	to	1.25%
December 31, 2016	12,370	$9.67	to	$10.09	$122,482	0.00%	1.15%	to	3.25%	-1.23%	to	0.90%
December 31, 2015	2,626	$9.79	to	$10.00	$26,042	0.00%	1.15%	to	3.25%	-2.09%	to	0.04%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2019	473	$10.03	to	$11.40	$5,294	0.00%	0.48%	to	0.86%	0.15%	to	6.56%
December 31, 2018	361	$10.44	to	$10.70	$3,850	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	278	$10.49	to	$10.72	$2,973	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	139	$10.32	to	$10.51	$1,458	0.00%	0.55%	to	0.86%	3.32%	to	4.58%
December 31, 2015	35	$9.92	to	$10.05	$354	0.00%	0.55%	to	0.73%	-0.85%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2019	229	$10.05	to	$11.42	$2,559	0.00%	0.48%	to	0.86%	0.32%	to	9.04%
December 31, 2018	154	$10.17	to	$10.48	$1,610	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	117	$10.29	to	$10.57	$1,227	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	77	$10.16	to	$10.41	$796	0.00%	0.55%	to	0.86%	1.65%	to	2.88%
December 31, 2015	27	$9.99	to	$10.11	$268	0.00%	0.55%	to	0.86%	-0.11%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015) (liquidated June 28, 2019)
December 31, 2019	—	$8.95	to	$9.04	$—	0.00%	0.55%	to	0.86%	0.17%	to	0.32%
December 31, 2018	241	$8.93	to	$9.02	$2,161	0.00%	0.55%	to	0.86%	-1.51%	to	-1.20%
December 31, 2017	144	$9.05	to	$9.14	$1,306	0.00%	0.55%	to	0.86%	-0.86%	to	-0.55%
December 31, 2016	97	$9.11	to	$9.21	$890	0.00%	0.55%	to	0.86%	-3.58%	to	-3.28%
December 31, 2015	28	$9.43	to	$9.54	$263	0.00%	0.55%	to	0.86%	-5.70%	to	-4.98%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2019	295	$9.96	to	$11.50	$3,344	0.00%	0.48%	to	0.86%	-0.78%	to	6.40%
December 31, 2018	195	$10.55	to	$10.81	$2,103	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	147	$10.28	to	$10.51	$1,545	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	138	$10.14	to	$10.32	$1,421	0.00%	0.55%	to	0.73%	1.92%	to	2.10%
December 31, 2015	30	$9.95	to	$10.10	$302	0.00%	0.55%	to	0.73%	-0.55%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2019	438	$10.21	to	$12.06	$5,168	0.00%	0.48%	to	0.86%	2.35%	to	15.18%
December 31, 2018	378	$10.19	to	$10.49	$3,886	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	271	$11.00	to	$11.34	$3,008	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	151	$9.79	to	$10.09	$1,483	0.00%	0.55%	to	0.86%	2.46%	to	2.78%
December 31, 2015	59	$9.54	to	$9.84	$569	0.00%	0.55%	to	0.86%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015) (liquidated June 28, 2019)
December 31, 2019	—	$8.77	to	$9.37	$—	0.00%	0.55%	to	0.86%	3.35%	to	3.51%
December 31, 2018	340	$8.48	to	$9.06	$2,916	0.00%	0.55%	to	0.86%	-6.57%	to	-6.28%
December 31, 2017	199	$9.06	to	$9.70	$1,829	0.00%	0.55%	to	0.86%	0.56%	to	0.88%
December 31, 2016	145	$8.99	to	$9.65	$1,326	0.00%	0.55%	to	0.86%	-4.44%	to	-2.91%
December 31, 2015	50	$9.39	to	$9.74	$473	0.00%	0.55%	to	0.86%	-6.10%	to	-0.58%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2019	779	$10.59	to	$12.70	$8,847	0.00%	0.48%	to	0.86%	6.92%	to	16.21%
December 31, 2018	669	$9.66	to	$10.96	$6,560	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	583	$11.50	to	$13.07	$6,792	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	191	$9.29	to	$10.58	$1,797	0.00%	0.55%	to	0.86%	-0.27%	to	5.72%
December 31, 2015	73	$9.30	to	$9.95	$687	0.00%	0.55%	to	0.86%	-7.66%	to	3.29%

A 108

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2019	934	$9.88	to	$10.28	$9,310	0.00%	0.35%	to	0.86%	1.35%	to	4.69%
December 31, 2018	875	$9.45	to	$9.85	$8,326	0.00%	0.55%	to	0.86%	-4.23%	to	-3.93%
December 31, 2017	609	$9.85	to	$10.28	$6,028	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	396	$9.67	to	$9.81	$3,851	0.00%	0.55%	to	0.86%	0.06%	to	0.38%
December 31, 2015	100	$9.65	to	$9.79	$968	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (available July 13, 2015) (liquidated June 28, 2019)
December 31, 2019	—	$11.61	to	$11.97	$—	0.00%	0.55%	to	0.86%	10.27%	to	10.44%
December 31, 2018	456	$10.52	to	$10.84	$4,843	0.00%	0.55%	to	0.86%	-7.24%	to	-6.95%
December 31, 2017	319	$11.32	to	$11.68	$3,633	0.00%	0.55%	to	0.86%	13.32%	to	13.67%
December 31, 2016	120	$9.97	to	$10.61	$1,200	0.00%	0.55%	to	0.86%	2.61%	to	6.07%
December 31, 2015	41	$9.70	to	$10.01	$396	0.00%	0.55%	to	0.86%	-3.01%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015) (merged January 25, 2019)
December 31, 2019	—	$11.56	to	$11.86	$—	0.00%	0.55%	to	0.86%	3.55%	to	3.57%
December 31, 2018	1,269	$11.16	to	$11.45	$14,254	0.00%	0.55%	to	0.86%	-5.73%	to	-5.43%
December 31, 2017	1,097	$11.82	to	$12.13	$13,032	0.00%	0.55%	to	0.86%	12.74%	to	13.09%
December 31, 2016	698	$10.46	to	$10.74	$7,335	0.00%	0.55%	to	0.86%	8.71%	to	9.05%
December 31, 2015	178	$9.61	to	$9.87	$1,719	0.00%	0.55%	to	0.73%	-3.91%	to	0.79%

	Blackrock Global Allocation V.I. Fund (Class III) (available August 24, 2015)
December 31, 2019	4,130	$10.52	to	$12.87	$51,164	1.39%	0.48%	to	0.86%	5.41%	to	17.11%
December 31, 2018	3,693	$10.59	to	$11.02	$39,436	0.93%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	2,991	$11.55	to	$12.03	$34,766	1.46%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	2,006	$10.25	to	$10.67	$20,631	2.00%	0.55%	to	0.86%	2.92%	to	6.77%
December 31, 2015	556	$9.96	to	$9.97	$5,542	1.76%	0.55%	to	0.86%	1.58%	to	1.70%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2019	1,594	$10.29	to	$12.74	$19,837	3.07%	0.48%	to	0.86%	2.77%	to	13.64%
December 31, 2018	1,264	$10.97	to	$11.25	$13,988	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	790	$11.64	to	$11.93	$9,257	4.16%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	531	$10.51	to	$10.77	$5,614	4.91%	0.55%	to	0.86%	5.29%	to	7.96%
December 31, 2015	122	$9.98	to	$9.99	$1,218	7.20%	0.55%	to	0.86%	1.96%	to	2.07%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2019	3,296	$9.89	to	$10.78	$34,237	0.00%	1.15%	to	3.25%	7.09%	to	9.41%
December 31, 2018	9,050	$9.24	to	$9.85	$86,291	0.00%	1.15%	to	3.25%	-4.49%	to	-2.40%
December 31, 2017	8,868	$9.67	to	$10.09	$87,631	0.00%	1.15%	to	3.25%	-0.64%	to	1.51%
December 31, 2016	13,680	$9.73	to	$9.94	$134,672	0.00%	1.15%	to	3.25%	-2.66%	to	-0.55%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2019	451	$13.03	to	$13.30	$5,937	2.09%	1.40%	to	2.00%	20.18%	to	20.89%
December 31, 2018	506	$10.84	to	$11.00	$5,533	0.34%	1.40%	to	2.00%	-19.33%	to	-18.85%
December 31, 2017	547	$13.44	to	$13.55	$7,381	0.96%	1.40%	to	2.00%	38.34%	to	39.15%
December 31, 2016	585	$9.72	to	$9.74	$5,696	0.79%	1.40%	to	2.00%	-4.04%	to	-3.81%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2028 (available January 3, 2017)
December 31, 2019	887	$10.12	to	$10.75	$9,329	0.00%	1.30%	to	3.25%	7.96%	to	10.16%
December 31, 2018	2,788	$9.37	to	$9.78	$26,723	0.00%	1.15%	to	3.25%	-5.26%	to	-3.19%
December 31, 2017	222	$9.89	to	$10.10	$2,219	0.00%	1.15%	to	3.25%	-1.11%	to	1.03%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (available January 2, 2018)
December 31, 2019	1,766	$10.34	to	$10.80	$18,741	0.00%	1.15%	to	3.25%	8.65%	to	11.01%
December 31, 2018	313	$9.52	to	$9.73	$3,009	0.00%	1.15%	to	3.25%	-4.82%	to	-2.74%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A 109

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST American Funds Growth Allocation Portfolio (available April 30, 2018)
December 31, 2019	78,975	$11.24	to	$11.57	$902,733	0.00%	0.35%	to	1.95%	12.19%	to	21.63%
December 31, 2018	28,990	$9.42	to	$9.51	$274,473	0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2030 (available January 2, 2019)
December 31, 2019	920	$11.07	to	$11.31	$10,321	0.00%	1.15%	to	3.25%	10.68%	to	13.08%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 80/20 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2019	14,124	$11.27	to	$12.29	$172,194	0.00%	0.35%	to	1.95%	12.54%	to	17.45%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 60/40 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2019	10,889	$11.17	to	$11.86	$128,249	0.00%	0.35%	to	1.95%	11.58%	to	14.46%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Western Asset Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	28	$10.06	to	$10.06	$279	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST T. Rowe Price Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	28	$10.08	to	$10.08	$280	0.00%	1.20%	to	1.30%	0.81%	to	0.85%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST PIMCO Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	26	$10.06	to	$10.06	$262	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Prudential Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	64	$10.13	to	$10.13	$644	0.00%	1.20%	to	1.30%	1.31%	to	1.35%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	28	$10.06	to	$10.06	$279	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A 110

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Dimensional Global Core Allocation Portfolio (available November 18, 2019)
December 31, 2019	107	$10.30	to	$10.31	$1,099	0.00%	0.85%	to	1.45%	3.02%	to	3.10%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.	Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Pruco Life. These charges are assessed through a reduction in unit values.

B.	Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through a reduction in unit values.

A 111

Note 8:	Charges and Expenses (continued)

The following are the base and maximum combined mortality and expense risk and administration charges of the respective contracts.

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Preferred	1.40%	1.40%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential MyRock Advisor Variable Annuity	0.25%	1.30%
Prudential Premier Advisor Variable Annuity Series(1)	0.35% / 0.55%	1.95%
Prudential Premier Investment Variable Annuity B Series(2)	0.48% / 0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity C Series	1.30%	3.15%
Prudential Premier Retirement Variable Annuity L Series	1.30%	3.10%
Prudential Premier Retirement Variable Annuity X Series	1.30%	3.25%
Prudential Premier Variable Annuity B Series	1.15%	2.55%
Prudential Premier Variable Annuity Bb Series	0.95%	2.35%
Prudential Premier Variable Annuity L Series	1.50%	2.90%
Prudential Premier Variable Annuity X Series	1.55%	2.95%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.50%
Strategic Partners FlexElite 2	1.65%	2.75%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.60%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.60%

(1)    Effective February 25, 2019, the base charge on Prudential Premier Advisor Variable Annuity Series product was reduced to 0.35%. Contracts issued under this product on or after February 25, 2019 will have a base charge of 0.35%.

(2)    Effective September 16, 2019, the base charge on Prudential Premier Investment Variable Annuity B Series product was reduced to 0.48%. Contracts issued under this product on or after September 16, 2019 will have a base charge of 0.48%.

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For certain products with Highest Daily Lifetime Seven benefit options, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

A 112

Note 8:	Charges and Expenses (continued)

For certain products with Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, and Highest Daily Lifetime Seven Plus benefit options, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

These other related charges are assessed through the redemption of units.

Note 9:	Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Note 10:	Subsequent Events

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A 113

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and
the Contract Owners of Pruco Life Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	ProFund VP Financials (1)
Prudential Diversified Bond Portfolio (1)	ProFund VP Health Care (1)
Prudential Equity Portfolio (Class I) (1)	ProFund VP Industrials (1)
Prudential Flexible Managed Portfolio (1)	ProFund VP Mid-Cap Growth (1)
Prudential Conservative Balanced Portfolio (1)	ProFund VP Mid-Cap Value (1)
Prudential Value Portfolio (Class I) (1)	ProFund VP Real Estate (1)
Prudential High Yield Bond Portfolio (1)	ProFund VP Small-Cap Growth (1)
Prudential Natural Resources Portfolio (Class I) (1)	ProFund VP Small-Cap Value (1)
Prudential Stock Index Portfolio (1)	ProFund VP Telecommunications (1)
Prudential Global Portfolio (1)	ProFund VP Utilities (1)
Prudential Jennison Portfolio (Class I) (1)	ProFund VP Large-Cap Growth (1)
Prudential Small Capitalization Stock Portfolio (1)	ProFund VP Large-Cap Value (1)
T. Rowe Price International Stock Portfolio (1)	AST Jennison Large-Cap Growth Portfolio (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	AST Bond Portfolio 2020 (1)
Invesco V.I. Core Equity Fund (Series I) (1)	AST Bond Portfolio 2021 (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
MFS® Research Series (Initial Class) (1)	Wells Fargo VT Small Cap Growth Fund (Class 1) (1)
MFS® Growth Series (Initial Class) (1)	AST Bond Portfolio 2022 (1)
American Century VP Value Fund (Class I) (1)	AST Quantitative Modeling Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST BlackRock Global Strategies Portfolio (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	Wells Fargo VT Opportunity Fund (Class 1)
Davis Value Portfolio (1)	AST Prudential Core Bond Portfolio (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	AST Bond Portfolio 2023 (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST MFS Growth Allocation Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST MFS Large-Cap Value Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST Bond Portfolio 2024 (1)
AST Goldman Sachs Large-Cap Value Portfolio (2)	AST AQR Emerging Markets Equity Portfolio (1)
AST Cohen & Steers Realty Portfolio (1)	AST ClearBridge Dividend Growth Portfolio (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	AST Multi-Sector Fixed Income Portfolio (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	AST AQR Large-Cap Portfolio (1)
AST High Yield Portfolio (1)	AST QMA Large-Cap Portfolio (1)
AST Small-Cap Growth Opportunities Portfolio (1)	AST Bond Portfolio 2025 (1)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
AST Small-Cap Value Portfolio (1)	AST Goldman Sachs Global Growth Allocation Portfolio (1)
AST Mid-Cap Growth Portfolio (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (1)
AST MFS Growth Portfolio (1)	AST Managed Equity Portfolio (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	AST Managed Fixed Income Portfolio (1)
AST BlackRock Low Duration Bond Portfolio (1)	AST FQ Absolute Return Currency Portfolio (1)
AST QMA US Equity Alpha Portfolio (1)	AST Jennison Global Infrastructure Portfolio (1)

A 114

AST T. Rowe Price Natural Resources Portfolio (1)	AST PIMCO Dynamic Bond Portfolio (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
AST MFS Global Equity Portfolio (1)	AST Bond Portfolio 2026 (1)
AST J.P. Morgan International Equity Portfolio (1)	AST AB Global Bond Portfolio (1)
AST Templeton Global Bond Portfolio (1)	AST Goldman Sachs Global Income Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Morgan Stanley Multi-Asset Portfolio (3)
AST Capital Growth Asset Allocation Portfolio (1)	AST Wellington Management Global Bond Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (1)
AST Balanced Asset Allocation Portfolio (1)	AST Wellington Management Real Total Return Portfolio (3)
AST Preservation Asset Allocation Portfolio (1)	AST QMA International Core Equity Portfolio (1)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	AST Managed Alternatives Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST Emerging Managers Diversified Portfolio (3)
AST Advanced Strategies Portfolio (1)	AST Columbia Adaptive Risk Allocation Portfolio (4)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
AST Government Money Market Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
AST Small-Cap Growth Portfolio (1)	AST Bond Portfolio 2027 (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	NVIT Emerging Markets Fund (Class D) (1)
AST International Value Portfolio (1)	AST Bond Portfolio 2028 (1)
AST International Growth Portfolio (1)	AST Bond Portfolio 2029 (5)
AST Investment Grade Bond Portfolio (1)	AST American Funds Growth Allocation Portfolio (6)
AST Western Asset Core Plus Bond Portfolio (1)	AST Bond Portfolio 2030 (7)
AST Bond Portfolio 2019 (1)	AST BlackRock 80/20 Target Allocation ETF Portfolio (8)
AST Cohen & Steers Global Realty Portfolio (1)	AST BlackRock 60/40 Target Allocation ETF Portfolio (8)
AST Parametric Emerging Markets Equity Portfolio (1)	AST Western Asset Corporate Bond Portfolio (9)
AST Goldman Sachs Small-Cap Value Portfolio (1)	AST T. Rowe Price Corporate Bond Portfolio (9)
AST AllianzGI World Trends Portfolio (1)	AST PIMCO Corporate Bond Portfolio (9)
AST J.P. Morgan Global Thematic Portfolio (1)	AST Prudential Corporate Bond Portfolio (9)
AST Goldman Sachs Multi-Asset Portfolio (1)	AST BlackRock Corporate Bond Portfolio (9)
ProFund VP Consumer Services (1)	AST Dimensional Global Core Allocation Portfolio (10)
ProFund VP Consumer Goods (1)
(1) Statement of net assets as of December 31,2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018
(2) Statement of net assets as of April 26, 2019 (date of merger), statement of operations for the period January 1, 2019 to April 26, 2019 and statement of changes in net assets for the period January 1, 2019 to April 26, 2019 and for the year ended December 31, 2018

(3) Statement of net assets as of June 28, 2019 (date of liquidation), statement of operations for the period January 1, 2019 to June 28, 2019 and statement of changes in net assets for the period January 1, 2019 to June 28, 2019 and for the year ended December 31, 2018

(4) Statement of net assets as of January 25, 2019 (date of merger), statement of operations for the period January 1, 2019 to January 25, 2019 and statement of changes in net assets for the period January 1, 2019 to January 25, 2019 and for the year ended December 31, 2018

(5) Statement of net assets as of December 31, 2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period January 2, 2018 (commencement of operations) to December 31, 2018

(6) Statement of net assets as of December 31, 2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period April 30, 2018 (commencement of operations) to December 31, 2018

(7) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period January 2, 2019 (commencement of operations) to December 31, 2019
(8) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period January 28, 2019 (commencement of operations) to December 31, 2019
(9) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period August 19, 2019 (commencement of operations) to December 31, 2019
(10) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period November 18, 2019 (commencement of operations) to December 31, 2019

A 115

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 3, 2020

We have served as the auditor of one or more of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account since 1996.

A 116

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2019, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2019.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 5, 2020

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2019 and 2018 (in thousands, except share amounts)

	December 31, 2019	December 31, 2018
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2019 – $5,283,266; 2018 – $5,244,903)	$5,681,970	$5,199,595
Fixed maturities, trading, at fair value (amortized cost: 2019 – $59,995; 2018 – $44,759)	59,964	41,627
Equity securities, at fair value (cost: 2019 – $6,360; 2018 – $31,824)	10,494	36,922
Policy loans	1,314,064	1,236,077
Commercial mortgage and other loans	1,239,885	1,209,150
Other invested assets (includes $87,456 and $120,717 measured at fair value at December 31, 2019 and 2018, respectively)	429,558	377,429
Total investments	8,735,935	8,100,800
Cash and cash equivalents	563,199	416,840
Deferred policy acquisition costs	1,855,698	1,613,922
Accrued investment income	89,448	88,278
Reinsurance recoverables	40,710,159	34,682,127
Receivables from parent and affiliates	271,981	289,580
Income taxes receivable	102,652	46,102
Other assets	441,543	365,219
Separate account assets	138,387,772	119,077,916
TOTAL ASSETS	$191,158,387	$164,680,784
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$25,258,673	$19,476,394
Policyholders’ account balances	22,878,823	22,059,692
Cash collateral for loaned securities	7,529	11,063
Short-term debt to affiliates	2,845	0
Payables to parent and affiliates	216,842	229,345
Other liabilities	1,390,876	1,093,143
Separate account liabilities	138,387,772	119,077,916
Total liabilities	188,143,360	161,947,553
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,153,632	1,146,592
Retained earnings	1,577,453	1,612,435
Accumulated other comprehensive income (loss)	281,442	(28,296)
Total equity	3,015,027	2,733,231
TOTAL LIABILITIES AND EQUITY	$191,158,387	$164,680,784
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2019, 2018, and 2017 (in thousands)

	2019	2018	2017
REVENUES
Premiums	$28,544	$50,808	$54,706
Policy charges and fee income	544,156	533,327	275,693
Net investment income	393,797	325,287	352,410
Asset administration fees	16,056	14,368	17,593
Other income	83,560	72,964	67,749
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(8,655)	(3,710)	(8,374)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	(379)	0	995
Other realized investment gains (losses), net	(107,715)	(163,568)	(72,807)
Total realized investment gains (losses), net	(116,749)	(167,278)	(80,186)
TOTAL REVENUES	949,364	829,476	687,965
BENEFITS AND EXPENSES
Policyholders’ benefits	153,074	149,499	(18,416)
Interest credited to policyholders’ account balances	187,229	171,993	168,391
Amortization of deferred policy acquisition costs	113,318	135,826	95,007
General, administrative and other expenses	336,959	314,371	271,533
TOTAL BENEFITS AND EXPENSES	790,580	771,689	516,515
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	158,784	57,787	171,450
Income tax expense (benefit)	(59,132)	(52,641)	(156,828)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	217,916	110,428	328,278
Equity in earnings of operating joint venture, net of taxes	(917)	(1,790)	(485)
NET INCOME (LOSS)	$216,999	$108,638	$327,793
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	9,572	(17,745)	259
Net unrealized investment gains (losses)	381,447	(259,981)	137,484
Total	391,019	(277,726)	137,743
Less: Income tax expense (benefit) related to other comprehensive income (loss)	81,281	(55,174)	43,372
Other comprehensive income (loss), net of taxes	309,738	(222,552)	94,371
Comprehensive income (loss)	$526,737	$(113,914)	$422,164
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2016	$2,500	$986,062	$1,448,517	$70,975	$2,508,054
Contributed capital		153,500			153,500
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,530			1,530
Comprehensive income:
Net income (loss)			327,793		327,793
Other comprehensive income (loss), net of tax				94,371	94,371
Total comprehensive income (loss)					422,164
Balance, December 31, 2017	2,500	1,141,092	1,526,310	165,346	2,835,248
Cumulative effect of adoption of ASU 2016-01			7,936	(1,539)	6,397
Cumulative effect of adoption of ASU 2018-02			(30,449)	30,449	—
Contributed capital		5,500			5,500
Dividend to parent
Contributed (distributed) capital-parent/child asset transfers
Comprehensive income:
Net income (loss)			108,638		108,638
Other comprehensive income (loss), net of tax				(222,552)	(222,552)
Total comprehensive income (loss)					(113,914)
Balance, December 31, 2018	2,500	1,146,592	1,612,435	(28,296)	2,733,231
Cumulative effect of adoption of accounting changes (1)			(1,981)		(1,981)
Contributed capital		5,900			5,900
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,140	0		1,140
Comprehensive income:
Net income (loss)			216,999		216,999
Other comprehensive income (loss), net of tax				309,738	309,738
Total comprehensive income (loss)					526,737
Balance, December 31, 2019	$2,500	$1,153,632	$1,577,453	$281,442	$3,015,027
(1) Includes the impact from the adoption of ASUs 2017-08 and 2017-12. See Note 2.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	2019	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$216,999	$108,638	$327,793
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(126,300)	(116,675)	(142,781)
Interest credited to policyholders’ account balances	187,229	171,993	168,391
Realized investment (gains) losses, net	116,749	167,278	80,186
Amortization and other non-cash items	(81,847)	(43,259)	(65,536)
Change in:
Future policy benefits	2,538,263	1,843,825	1,920,440
Reinsurance recoverables	(2,739,573)	(1,832,092)	(2,046,215)
Accrued investment income	(1,170)	(5,937)	(3,692)
Net payables to/receivables from parent and affiliates	(7,175)	18,457	43,913
Deferred policy acquisition costs	(338,455)	(211,059)	(183,884)
Income taxes	(138,706)	(28,950)	(76,330)
Derivatives, net	143,004	(44,585)	55,104
Other, net	(22,573)	(4,487)	26,443
Cash flows from (used in) operating activities	(253,555)	23,147	103,832
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	948,693	561,340	1,062,236
Fixed maturities, trading	0	0	214
Equity securities	29,532	6,008	510
Policy loans	162,744	153,124	143,655
Ceded policy loans	(11,953)	(15,131)	(15,188)
Short-term investments	51,117	13,404	72,725
Commercial mortgage and other loans	144,512	64,261	254,635
Other invested assets	18,599	19,527	31,192
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(940,605)	(875,672)	(1,315,508)
Fixed maturities, trading	(15,235)	(6,481)	(15,019)
Equity securities	(110)	(5,039)	(5,000)
Policy loans	(196,508)	(179,968)	(123,645)
Ceded policy loans	19,790	17,036	18,942
Short-term investments	(51,113)	(13,430)	(37,407)
Commercial mortgage and other loans	(171,762)	(199,847)	(180,929)
Other invested assets	(84,762)	(70,902)	(32,275)
Notes receivable from parent and affiliates, net	15,980	(2,464)	5,731
Derivatives, net	(4,056)	639	(17,569)
Other, net	(6,342)	(2,880)	(152,576)
Cash flows from (used in) investing activities	(91,479)	(536,475)	(305,276)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	5,407,620	5,093,239	4,540,655
Ceded policyholders’ account deposits	(3,537,492)	(3,230,005)	(3,083,049)
Policyholders’ account withdrawals	(3,568,340)	(3,135,714)	(2,682,445)
Ceded policyholders’ account withdrawals	2,431,701	2,022,519	1,692,756
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(3,534)	(22,106)	(110,710)
Dividend to parent	(250,000)	0	(250,000)

Contributed Capital	0	0	148,500
Contributed (distributed) capital - parent/child asset transfers	1,443	0	2,354
Net change in financing arrangements (maturities 90 days or less)	2,845	0	0
Drafts outstanding	7,150	(10,334)	59,795
Cash flows from (used in) financing activities	491,393	717,599	317,856
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	146,359	204,271	116,412
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	416,840	212,569	96,157
CASH AND CASH EQUIVALENTS, END OF YEAR	$563,199	$416,840	$212,569
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$79,574	$(23,684)	$(45,538)
Interest paid	$3,204	$3,099	$2,179

Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2019 and 2018.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $837 million of decreases in fixed maturities, available-for-sale, related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Gibraltar Universal Life Reinsurance Company ("GUL Re"), an affiliate, in the third quarter of 2017.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $35 million of decreases in other invested assets related to the tax settlements with Prudential Financial, Inc., which are related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and Pruco Life Insurance Company and GUL Re, an affiliate, in the third quarter of 2017.
See Note 9 for more information on the reinsurance transactions mentioned above.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and Prudential Insurance, as applicable. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and Prudential Insurance, as applicable.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; fair value of embedded derivative instruments associated with index-linked features of certain universal life products; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Out of Period Adjustments
During the third quarter of 2019, the Company recorded an out of period adjustment which increased “Realized investment gains
(losses), net” by $13 million, with a corresponding increase to “Interest credited to policyholders’ account balances”, which had related impacts resulting in a decrease of $5 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the three months ended September 30, 2019. This adjustment relates to a refinement to the embedded derivative reserve methodology used for the indexed universal life product that should have been recorded during second quarter of 2019.
During the second quarter of 2019, the Company recorded an out of period adjustment resulting in a net increase of $11 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the three months ended June 30, 2019. This adjustment relates to investment income from equity method investments that should have been recorded during first quarter of 2019. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any current or previously reported quarterly or annual financial statements.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.
Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income (loss) ("OCI"). For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares, which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Consolidated Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available-for-sale” were reported in AOCI. The impact of this standard resulted in an increase to retained earnings of $7.9 million, a reduction to AOCI of $1.5 million, and an increase to equity of $6.4 million upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.
In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Other invested assets consist of the Company’s non-coupon investments in Limited Partnerships and Limited Liability Companies ("LPs/LLCs") (other than operating joint ventures) and derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in OCI. Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an OTTI recognized in OCI and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flows on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.
Deferred policy acquisition costs are directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of indexed universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 9.
Income taxes asset primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of provisional amounts related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") recorded in 2017 and adjustments to provisional amounts recorded in 2018.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.
Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $30.4 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).
Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.
Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

LIABILITIES
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 7 for additional information regarding policyholders’ account balances.
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.
Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements which are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also "Cash and cash equivalents" above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.
REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.
Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value” or “Equity securities, at fair value".
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company had reinsurance agreements to transfer the risks related to certain of these benefit features to an affiliate, Pruco Re through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".
The Company, excluding its subsidiary, also sells certain universal life products that contain a no lapse guarantee provision that was reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no-lapse guarantee resulted in an embedded derivative that incurred market risk primarily in the form of interest rate risk which at times resulted in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” for which charges are recorded in “Realized investment gains (losses), net". The Company amended or entered into multiple reinsurance transactions (see Note 9). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative. As a result of the recapture of the no-lapse guarantee risk from UPARC by Pruco Life on July 1, 2017, as described in Note 9, this embedded derivative was eliminated.
Accounting for Certain Reinsurance Contracts in the Individual Life Business
In 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(236)
Decrease in Policyholders' benefits	253
Increase in Amortization of deferred policy acquisition costs	(19)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Consolidated Statement of Financial Position were a $284 million increase in "Other liabilities", a $247 million increase in "Reinsurance recoverables", a $48 million decrease in "Policyholders’ account balances", a $19 million decrease in "Deferred policy acquisition costs" and a $6 million decrease in "Future policy benefits".

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of Accounting Standards Updates ("ASUs") to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2019, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASU adopted during the year ended December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.	January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The impact of the cumulative-effect adjustment to retained earnings was immaterial.

ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities
This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting. The ASU eliminates separate measurement and recording of hedge ineffectiveness. It requires entities to present the earnings effect of the hedging instrument in the same income statement line item in which the hedged item is reported and also requires expanded disclosures.
January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The impact of the cumulative-effect adjustment to retained earnings and AOCI related to ineffectiveness of the hedge instruments outstanding at the date of the adoption was immaterial. See Note 4 for additional required disclosures.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU issued but not yet adopted as of December 31, 2019 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. This ASU will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.
The options for method of adoption and the impacts of such methods are under assessment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

Amortization of DAC and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record market risk benefit assets and liabilities separately on the Consolidated Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change that is attributable to changes in an entity’s non-performance risk (“NPR”), which is recognized in OCI.

An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.

Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other ASUs issued but not yet adopted as of December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments -Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASC 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption was permitted beginning January 1, 2019.

Adoption of this guidance will result in 1) the recognition of an allowance for credit losses based on the current expected credit loss model on financial assets carried at amortized cost and certain off-balance sheet credit exposures; and 2) related adjustments to retained earnings. We expect the cumulative impact of the adoption to retained earnings, primarily attributable to the reserves for commercial mortgage and other loans, to be immaterial.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,622	$2,846	$0	$86,468	$0
Obligations of U.S. states and their political subdivisions	458,152	39,675	0	497,827	0
Foreign government bonds	196,034	26,793	1	222,826	0
U.S. public corporate securities	1,914,503	229,071	2,247	2,141,327	0
U.S. private corporate securities	886,281	44,497	1,006	929,772	0
Foreign public corporate securities	256,843	22,158	385	278,616	0
Foreign private corporate securities	939,603	38,426	19,551	958,478	0
Asset-backed securities(1)	119,602	800	466	119,936	(7)
Commercial mortgage-backed securities	367,848	15,231	163	382,916	0
Residential mortgage-backed securities(2)	60,778	3,050	24	63,804	(131)
Total fixed maturities, available-for-sale	$5,283,266	$422,547	$23,843	$5,681,970	$(138)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $1.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$75,049	$2,427	$6	$77,470	$0
Obligations of U.S. states and their political subdivisions	609,955	15,154	2,351	622,758	0
Foreign government bonds	208,009	2,137	8,199	201,947	0
U.S. public corporate securities	1,739,860	46,166	54,401	1,731,625	0
U.S. private corporate securities	890,748	11,181	18,591	883,338	0
Foreign public corporate securities	270,428	3,746	12,151	262,023	0
Foreign private corporate securities	857,604	9,797	40,022	827,379	0
Asset-backed securities(1)	156,818	1,528	750	157,596	(122)
Commercial mortgage-backed securities	347,570	3,353	4,527	346,396	0
Residential mortgage-backed securities(2)	88,862	1,268	1,067	89,063	(177)
Total fixed maturities, available-for-sale	$5,244,903	$96,757	$142,065	$5,199,595	$(299)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.4 million of net unrealized losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$0	$0	$0
Obligations of U.S. states and their political subdivisions	0	0	0	0	0	0
Foreign government bonds	2,152	1	400	0	2,552	1
U.S. public corporate securities	81,622	984	19,206	1,263	100,828	2,247
U.S. private corporate securities	33,264	780	22,143	226	55,407	1,006
Foreign public corporate securities	3,839	23	9,379	362	13,218	385
Foreign private corporate securities	32,800	921	186,693	18,630	219,493	19,551
Asset-backed securities	32,361	243	55,461	223	87,822	466
Commercial mortgage-backed securities	22,153	163	0	0	22,153	163
Residential mortgage-backed securities	3,049	16	692	8	3,741	24
Total fixed maturities, available-for-sale	$211,240	$3,131	$293,974	$20,712	$505,214	$23,843

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$630	$6	$630	$6
Obligations of U.S. states and their political subdivisions	124,776	1,571	31,215	780	155,991	2,351
Foreign government bonds	77,055	3,184	59,700	5,015	136,755	8,199
U.S. public corporate securities	784,916	37,635	213,147	16,766	998,063	54,401
U.S. private corporate securities	263,934	9,159	287,031	9,432	550,965	18,591
Foreign public corporate securities	124,764	6,286	72,725	5,865	197,489	12,151
Foreign private corporate securities	424,921	22,605	127,201	17,417	552,122	40,022
Asset-backed securities	112,527	650	6,523	100	119,050	750
Commercial mortgage-backed securities	49,616	434	116,786	4,093	166,402	4,527
Residential mortgage-backed securities	34,249	240	32,432	827	66,681	1,067
Total fixed maturities, available-for-sale	$1,996,758	$81,764	$947,390	$60,301	$2,944,148	$142,065

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019 and 2018, the gross unrealized losses on fixed maturity securities were composed of $16.0 million and $121.3 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $7.8 million and $20.8 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $20.7 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and consumer non-cyclical sectors. As of December 31, 2018, the $60.3 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and consumer non-cyclical sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2019, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2019
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$139,614	$140,916
Due after one year through five years	688,411	697,057
Due after five years through ten years	1,073,731	1,115,368
Due after ten years	2,833,282	3,161,973
Asset-backed securities	119,602	119,936
Commercial mortgage-backed securities	367,848	382,916
Residential mortgage-backed securities	60,778	63,804
Total fixed maturities, available-for-sale	$5,283,266	$5,681,970
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$633,787	$234,617	$569,151
Proceeds from maturities/prepayments	314,906	326,664	492,944
Gross investment gains from sales and maturities	59,557	1,370	44,458
Gross investment losses from sales and maturities	(3,785)	(11,000)	(9,956)
OTTI recognized in earnings(2)	(9,034)	(3,710)	(7,379)

(1)	Includes $0.0 million, $(0.1) million and $(0.1) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2019, 2018 and 2017, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2019	2018
	(in thousands)
Credit loss impairments:
Balance in OCI, beginning of period	$1,291	$4,374
New credit loss impairments	3,022	0
Increases due to the passage of time on previously recorded credit losses	32	539
Reductions for securities which matured, paid down, prepaid or were sold during the period	(679)	(2,000)
Reductions for securities impaired to fair value during the period(1)	(3,040)	(1,136)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(152)	(486)
Balance in OCI, end of period	$474	$1,291

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(1.0) million and $(2.8) million during the years ended December 31, 2019 and 2018, respectively. The net change in unrealized gains (losses) from equity securities still held at period end, recorded within "Other comprehensive income (loss)," was $2.0 million during the year ended December 31, 2017.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2019		December 31, 2018
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$355,175	28.6%	$362,811	29.9%
Hospitality	31,449	2.5	16,083	1.3
Industrial	299,803	24.1	263,999	21.8
Office	205,498	16.6	187,450	15.5
Other	136,841	11.0	131,961	10.9
Retail	190,690	15.4	193,473	16.0
Total commercial mortgage loans	1,219,456	98.2	1,155,777	95.4
Agricultural property loans	22,197	1.8	55,438	4.6
Total commercial mortgage and agricultural property loans by property type	1,241,653	100.0%	1,211,215	100.0%
Allowance for credit losses	(1,768)		(2,065)
Total commercial mortgage and other loans	$1,239,885		$1,209,150

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (19%), Texas (14%) and New York (7%)) and included loans secured by properties in Europe (9%), Mexico (2%), and Australia (2%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2016	$1,513	$45	$1,558
Addition to (release of) allowance for credit losses	215	21	236
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2017	$1,728	$66	$1,794
Addition to (release of) allowance for credit losses	298	(27)	271
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2018	$2,026	$39	$2,065
Addition to (release of) allowance for credit losses	(283)	(14)	(297)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2019	$1,743	$25	$1,768

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2019
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,743	25	1,768
Total ending balance(1)	$1,743	$25	$1,768
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,219,456	22,197	1,241,653
Total ending balance(1)	$1,219,456	$22,197	$1,241,653

(1)	As of December 31, 2019, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2018
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	2,026	39	2,065
Total ending balance(1)	$2,026	$39	$2,065
Recorded investment(2):
Individually evaluated for impairment	$0	$816	$816
Collectively evaluated for impairment	1,155,777	54,622	1,210,399
Total ending balance(1)	$1,155,777	$55,438	$1,211,215

(1)	As of December 31, 2018, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.
The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$676,517	$18,418	$1,912	$696,847
60%-69.99%	354,828	12,799	0	367,627
70%-79.99%	149,448	27,506	0	176,954
80% or greater	0	225	0	225
Total commercial mortgage and agricultural property loans	$1,180,793	$58,948	$1,912	$1,241,653

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2018
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$696,507	$12,771	$80	$709,358
60%-69.99%	321,586	18,525	0	340,111
70%-79.99%	105,727	27,790	0	133,517
80% or greater	28,000	229	0	28,229
Total commercial mortgage and agricultural property loans	$1,151,820	$59,315	$80	$1,211,215
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,219,456	$0	$0	$0	$1,219,456	$0
Agricultural property loans	22,197	0	0	0	22,197	0
Total	$1,241,653	$0	$0	$0	$1,241,653	$0

(1)	As of December 31, 2019, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,155,777	$0	$0	$0	$1,155,777	$0
Agricultural property loans	55,438	0	0	0	55,438	0
Total	$1,211,215	$0	$0	$0	$1,211,215	$0

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
For the years ended December 31, 2019 and 2018, there were $0 million and $3 million of commercial mortgage and other loans acquired, other than those through direct origination, respectively. For the years ended December 31, 2019 and 2018, there were $5 million and $0 million of commercial mortgage and other loans sold, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2019	2018
	(in thousands)
Company's investment in separate accounts	$46,573	$40,126
LPs/LLCs:
Equity method:
Private equity	189,095	149,164
Hedge funds	64,002	57,171
Real estate-related	42,432	10,251
Subtotal equity method	295,529	216,586
Fair value:
Private equity	62,639	60,118
Hedge funds	562	762
Real estate-related	11,707	9,024
Subtotal fair value	74,908	69,904
Total LPs/LLCs	370,437	286,490
Derivative instruments	12,548	50,813
Total other invested assets	$429,558	$377,429

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2019	2018
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$26,017,399	$3,946,992
Total liabilities(2)	$164,080	$65,903
Partners’ capital	25,853,319	3,881,089
Total liabilities and partners’ capital	$26,017,399	$3,946,992
Total liabilities and partners’ capital included above	$325,677	$269,775
Equity in LP/LLC interests not included above	114,505	83,029
Carrying value	$440,182	$352,804

(1)
Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.

(2)	Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$819,904	$128,356	$319,414
Total expenses(2)	(200,666)	(39,040)	(31,680)
Net earnings (losses)	$619,238	$89,316	$287,734
Equity in net earnings (losses) included above	$24,971	$(2,470)	$12,439
Equity in net earnings (losses) of LP/LLC interests not included above	5,077	(1,452)	5,191
Total equity in net earnings (losses)	$30,048	$(3,922)	$17,630

(1)
Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.

(2)
Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities, available-for-sale	$235,456	$220,942	$230,060
Fixed maturities, trading	1,374	1,105	834
Equity securities, at fair value	856	885	884
Commercial mortgage and other loans	57,886	49,577	52,127
Policy loans	68,485	66,305	63,884
Short-term investments and cash equivalents	9,266	2,382	1,090
Other invested assets	38,577	2,256	23,518
Gross investment income	411,900	343,452	372,397
Less: investment expenses	(18,103)	(18,165)	(19,987)
Net investment income	$393,797	$325,287	$352,410

The carrying value of non-income producing assets included $8.4 million in available-for-sale fixed maturities as of December 31, 2019. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2019.
Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities(1)	$46,738	$(13,340)	$27,123
Equity securities(2)	0	0	(125)
Commercial mortgage and other loans	297	(271)	(337)
LPs/LLCs	(3,400)	849	(221)
Derivatives	(160,368)	(154,208)	(106,625)
Short-term investments and cash equivalents	(16)	(308)	(1)
Realized investment gains (losses), net	$(116,749)	$(167,278)	$(80,186)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within “Other income.”

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2019	2018	2017
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$1,568	$(689)	$1,609
Fixed maturity securities, available-for-sale—all other	397,136	(44,619)	279,749
Equity securities, available-for-sale(1)	0	0	2,368
Derivatives designated as cash flow hedges(2)	26,126	22,122	(17,678)
Affiliated notes	4,715	810	4,782
Other investments	(4,365)	5,055	3,588
Net unrealized gains (losses) on investments	$425,180	$(17,321)	$274,418

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income.”

(2)	For more information on cash flow hedges, see Note 4.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2019 and 2018, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2019			December 31, 2018
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$8,169	$0	$8,169
U.S. public corporate securities	5,048	0	5,048	628	0	628
Foreign public corporate securities	2,481	0	2,481	2,266	0	2,266
Total cash collateral for loaned securities(1)	$7,529	$0	$7,529	$11,063	$0	$11,063

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31,
	2019	2018
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$7,292	$10,836
Total securities pledged	$7,292	$10,836
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$7,529	$11,063
Total liabilities supported by the pledged collateral	$7,529	$11,063
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2019 and 2018, the fair value of this collateral was $0 million and $143 million, respectively, none of which had either been sold or repledged.
As of December 31, 2019 and 2018, there were available-for-sale fixed maturities of $3.8 million and $3.7 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.
4. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells certain products (for example, variable annuities and index-linked universal life) which may include guaranteed benefit features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements (previously reinsured to Pruco Re) with affiliates, PALAC and Prudential Insurance. See Note 1 for additional information on the reinsurance agreements. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton").
In regard to no-lapse guarantee provision on certain universal life products, the Company had reinsured a portion of it to an affiliate, UPARC, through June 30, 2017 and recaptured the reinsurance effective July 1, 2017. See Note 9 for additional information on the recapture.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2019			December 31, 2018
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,615	$0	$(50)	$0	$0	$0
Foreign Currency Swaps	773,933	36,551	(12,471)	719,476	38,333	(16,638)
Total Derivatives Designated as Hedge Accounting Instruments	$777,548	$36,551	$(12,521)	$719,476	$38,333	$(16,638)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$569,925	$33,256	$(4,490)	$246,925	$15,665	$(3,174)
Foreign Currency
Foreign Currency Forwards	21,580	0	(518)	23,043	277	(20)
Credit
Credit Default Swaps	0	0	0	756	0	(9)
Currency/Interest Rate
Foreign Currency Swaps	151,792	7,563	(1,892)	98,363	6,303	(2,109)
Equity
Equity Options	2,680,048	174,398	(78,381)	1,981,693	17,312	(4,912)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$3,423,345	$215,217	$(85,281)	$2,350,780	$39,557	$(10,224)
Total Derivatives (1)(2)	$4,200,893	$251,768	$(97,802)	$3,070,256	$77,890	$(26,862)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $8,530 million and $5,589 million as of December 31, 2019 and 2018, respectively included in "Future policy benefits" and $962 million and $13 million as of December 31, 2019 and 2018, respectively included in "Policyholders' account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $8,540 million and $5,600 million as of December 31, 2019 and 2018, respectively.

(2)	Recorded in “Other invested assets” and “Other liabilities” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$251,765	$(239,220)	$12,545	$(12,545)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$251,765	$(239,220)	$12,545	$(12,545)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$97,802	$(97,802)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$97,802	$(97,802)	$0	$0	$0

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$77,887	$(27,078)	$50,809	$(7,307)	$43,502
Securities purchased under agreements to resell	143,000	0	143,000	(143,000)	0
Total Assets	$220,887	$(27,078)	$193,809	$(150,307)	$43,502
Offsetting of Financial Liabilities:
Derivatives(1)	$26,862	$(26,862)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$26,862	$(26,862)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$0	$0	$0	$(50)
Currency/Interest Rate	425	9,007	(1,698)	4,081
Total cash flow hedges	425	9,007	(1,698)	4,031
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	18,609	0	0	0
Currency	20	0	0	0
Currency/Interest Rate	3,485	0	(5)	0
Credit	(1)	0	0	0
Equity	74,068	0	0	0
Embedded Derivatives	(256,974)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(160,793)	0	(5)	0
Total	$(160,368)	$9,007	$(1,703)	$4,031

	Year Ended December 31, 2018(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(997)	$6,819	$10,066	$39,801
Total cash flow hedges	(997)	6,819	10,066	39,801
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(7,688)	0	0	0
Currency	1,475	0	0	0
Currency/Interest Rate	6,395	0	44	0
Credit	(2)	0	0	0
Equity	(27,212)	0	0	0
Embedded Derivatives	(126,179)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(153,211)	0	44	0
Total	$(154,208)	$6,819	$10,110	$39,801

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$1,061	$6,071	$(8,234)	$(58,609)
Total cash flow hedges	1,061	6,071	(8,234)	(58,609)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,565)	0	0	0
Currency	(1,316)	0	0	0
Currency/Interest Rate	(8,306)	0	(71)	0
Credit	(46)	0	0	0
Equity	30,466	0	0	0
Embedded Derivatives	(126,919)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(107,686)	0	(71)	0
Total	$(106,625)	$6,071	$(8,305)	$(58,609)

(1)	Net change in AOCI.

(2)	Prior period amounts have been updated to conform to current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2016	$40,931
Amount recorded in AOCI
Currency/Interest Rate	(59,712)
Total amount recorded in AOCI	(59,712)
Amount reclassified from AOCI to income
Currency/Interest Rate	1,103
Total amount reclassified from AOCI to income	1,103
Balance, December 31, 2017	$(17,678)
Amount recorded in AOCI
Currency/Interest Rate	55,689
Total amount recorded in AOCI	55,689
Amount reclassified from AOCI to income
Currency/Interest Rate	(15,889)
Total amount reclassified from AOCI to income	(15,889)
Balance, December 31, 2018	$22,122
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	(27)
Amount recorded in AOCI
Interest Rate	(50)
Currency/Interest Rate	11,815
Total amount recorded in AOCI	11,765
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,734)
Total amount reclassified from AOCI to income	(7,734)
Balance, December 31, 2019	$26,126

(1)	See Note 2 for details.

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2019 values, it is estimated that a pre-tax gain of $8 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2020.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2019 and 2018.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0 million and $1 million reported as of December 31, 2019 and 2018, respectively with a fair value of $0 million for both periods.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,797	$38,671	$0	$86,468
Obligations of U.S. states and their political subdivisions	0	497,827	0	0	497,827
Foreign government bonds	0	222,663	163	0	222,826
U.S. corporate public securities	0	2,141,324	3	0	2,141,327
U.S. corporate private securities	0	893,943	35,829	0	929,772
Foreign corporate public securities	0	278,435	181	0	278,616
Foreign corporate private securities	0	944,408	14,070	0	958,478
Asset-backed securities(2)	0	117,935	2,001	0	119,936
Commercial mortgage-backed securities	0	382,916	0	0	382,916
Residential mortgage-backed securities	0	63,804	0	0	63,804
Subtotal	0	5,591,052	90,918	0	5,681,970
Fixed maturities, trading	0	59,296	668	0	59,964
Equity securities	131	465	9,898	0	10,494
Short-term investments	0	0	0	0	0
Cash equivalents	0	547,642	0	0	547,642
Other invested assets(3)	0	251,764	4	(239,220)	12,548
Reinsurance recoverables	0	0	8,539,671	0	8,539,671
Receivables from parent and affiliates	0	119,431	3,135	0	122,566
Subtotal excluding separate account assets	131	6,569,650	8,644,294	(239,220)	14,974,855
Separate account assets(4)(5)	0	133,625,669	0	0	133,625,669
Total assets	$131	$140,195,319	$8,644,294	$(239,220)	$148,600,524
Future policy benefits(6)	$0	$0	$8,529,566	$0	$8,529,566
Policyholders' account balances	0	0	962,351	0	962,351
Payables to parent and affiliates	0	97,802	0	(97,802)	0
Total liabilities	$0	$97,802	$9,491,917	$(97,802)	$9,491,917

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,654	$29,816	$0	$77,470
Obligations of U.S. states and their political subdivisions	0	622,758	0	0	622,758
Foreign government bonds	0	201,947	0	0	201,947
U.S. corporate public securities	0	1,731,623	2	0	1,731,625
U.S. corporate private securities	0	838,497	44,841	0	883,338
Foreign corporate public securities	0	262,023	0	0	262,023
Foreign corporate private securities	0	815,634	11,745	0	827,379
Asset-backed securities(2)	0	151,040	6,556	0	157,596
Commercial mortgage-backed securities	0	346,396	0	0	346,396
Residential mortgage-backed securities	0	89,063	0	0	89,063
Subtotal	0	5,106,635	92,960	0	5,199,595
Fixed maturities, trading	0	41,627	0	0	41,627
Equity securities	131	20,794	15,997	0	36,922
Short-term investments	0	0	0	0	0
Cash equivalents	69,903	147,043	0	0	216,946
Other invested assets(3)	0	77,886	4	(27,078)	50,812
Reinsurance recoverables	0	0	5,600,008	0	5,600,008
Receivables from parent and affiliates	0	125,381	9,261	0	134,642
Subtotal excluding separate account assets	70,034	5,519,366	5,718,230	(27,078)	11,280,552
Separate account assets(4)(5)	0	114,947,872	0	0	114,947,872
Total assets	$70,034	$120,467,238	$5,718,230	$(27,078)	$126,228,424
Future policy benefits(6)	$0	$0	$5,588,840	$0	$5,588,840
Policyholders' account balances	0	0	13,015	0	13,015
Payables to parent and affiliates	0	26,862	0	(26,862)	0
Total liabilities	$0	$26,862	$5,601,855	$(26,862)	$5,601,855

(1)	“Netting” amounts represent cash collateral of $141.4 million and $0.2 million as of December 31, 2019 and 2018, respectively.

(2)	Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2019 and 2018, the fair values of such investments were $75 million and $70 million, respectively.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.

(5)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2019 and 2018, the fair value of such investments was $4,762 million and $4,130 million, respectively.

(6)
As of December 31, 2019, the net embedded derivative liability position of $8,530 million includes $611 million of embedded derivatives in an asset position and $9,141 million of embedded derivatives in a liability position. As of December 31, 2018, the net embedded derivative liability position of $5,589 million includes $633 million of embedded derivatives in an asset position and $6,222 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2019 and 2018, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. The determination of these risk premiums requires the use of management’s judgment, and hence these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$27,816	Discounted cash flow	Discount rate	5.24%		17.47%		8.25%		Decrease
		Market Comparables	EBITDA multiples(3)	5.7	X	5.7	X	5.7	X	Increase
Reinsurance recoverables	$8,539,671	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$8,529,566	Discounted cash flow	Lapse rate(6)	1%		18%				Decrease
			Spread over LIBOR(7)	0.10%		1.23%				Decrease
			Utilization rate(8)	43%		97%				Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%		15%				Decrease
			Equity volatility curve	13%		23%				Increase
Policyholders' account balances(5)	$962,351	Discounted cash flow	Lapse rate(6)	1%		6%				Decrease
			Spread over LIBOR(7)	0.10%		1.23%				Decrease
			Mortality rate(10)	0%		24%				Decrease
			Equity volatility curve	10%		23%				Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$31,503	Discounted cash flow	Discount rate	7%	20%	10.21%	Decrease
		Liquidation	Liquidation value	40.71%	40.71%	40.71%	Increase
Reinsurance recoverables	$5,600,008	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$5,588,840	Discounted cash flow	Lapse rate(6)	1%	13%		Decrease
			Spread over LIBOR(7)	0.36%	1.60%		Decrease
			Utilization rate(8)	50%	97%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	22%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities and available-for-sale.

(3)
Represents multiples of earnings before interest, taxes, depreciation and amortization "EBITDA", and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(4)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)
Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(6)
Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.

(7)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.

(8)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(9)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2019 and 2018, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(10)
The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$29,816	$0	$8,855	$0	$0	$0	$0	$0	$0	$38,671	$0
Foreign government	0	4	0	0	0	0	0	159	0	163	0
Corporate securities(4)	56,588	(5,229)	4,226	(81)	0	(18,884)	0	13,463	0	50,083	(8,467)
Structured securities(5)	6,556	1,322	0	(130)	0	(6,336)	0	77,660	(77,071)	2,001	0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	0	0	751	0	668	(83)
Equity securities	15,997	1,668	0	(7,767)	0	0	0	0	0	9,898	1,534
Other invested assets	4	0	0	0	0	0	0	0	0	4	0
Short-term investments	0	0	1,388	0	0	(1,388)	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	5,600,008	1,936,363	1,003,300	0	0	0	0	0	0	8,539,671	2,142,421
Receivables from parent and affiliates	9,261	190	0	0	0	(6,316)	0	0	0	3,135	0
Liabilities:
Future policy benefits	(5,588,840)	(1,945,323)	0	0	(995,403)	0	0	0	0	(8,529,566)	(2,151,380)
Policyholders' account balances(6)	(13,015)	(765,917)	0	0	(183,419)	0	0	0	0	(962,351)	(759,661)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(8,198)	$0	$3,615	$680	$(8,467)	$0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	(83)
Equity securities	0	1,668	0	0	0	1,534
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	1,936,363	0	0	0	2,142,421	0
Receivables from parent and affiliates	0	0	0	190	0	0
Liabilities:
Future policy benefits	(1,945,323)	0	0	0	(2,151,380)	0
Policyholders' account balances	(765,917)	0	0	0	(759,661)	0

	Year Ended December 31, 2018
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$19,204	$0	$10,679	$(67)	$0	$0	$0	$0	$0	$29,816	$0
Foreign government	0	(15)	0	0	0	0	174	0	(159)	0	0
Corporate securities(4)	75,421	(6,642)	13,573	(215)	0	(39,459)	15	18,877	(4,982)	56,588	(1,944)
Structured securities(5)	111,028	(540)	31,067	(10,844)	0	(10,216)	0	13,513	(127,452)	6,556	0
Other assets:
Equity securities	17,525	(1,453)	0	(75)	0	0	0	0	0	15,997	(1,453)
Other invested assets	0	(5)	0	0	0	0	0	18	(9)	4	(5)
Short-term investments	1,339	(47)	11,106	(73)	0	(12,311)	(14)	0	0	0	(19)
Cash equivalents	0	(256)	4,987	(465)	0	(4,266)	0	0	0	0	0
Reinsurance recoverables	5,457,649	(782,025)	924,384	0	0	0	0	0	0	5,600,008	(573,853)
Receivables from parent and affiliates	0	47	9,719	0	0	(525)	0	6,551	(6,531)	9,261	0
Liabilities:
Future policy benefits	(5,452,583)	780,261	0	0	(916,518)	0	0	0	0	(5,588,840)	572,088
Policyholders' account balances(6)	(46,651)	24,405	0	0	0	9,231	0	0	0	(13,015)	24,405

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,600)	$0	$(6,015)	$418	$(1,944)	$0
Other assets:
Equity securities	0	(1,453)	0	0	0	(1,453)
Other invested assets	(5)	0	0	0	(5)	0
Short-term investments	(47)	0	0	0	(19)	0
Cash equivalents	(256)	0	0	0	0	0
Reinsurance recoverables	(782,025)	0	0	0	(573,853)	0
Receivables from parent and affiliates	0	0	(20)	67	0	0
Liabilities:
Future policy benefits	780,261	0	0	0	572,088	0
Policyholders' account balances	24,405	0	0	0	24,405	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2017, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2017.

	Year Ended December 31, 2017
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$2,001	$0	$(1,588)	$270	$(2,736)	$0
Other assets:
Equity securities	1,707	0	(38)	0	0	2,345
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	(158,623)	0	0	0	(315,998)	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	463,432	0	0	0	313,532	0
Policyholders' account balances	(30,991)	0	0	0	(30,991)	0

(1)
Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.

(2)	Other includes reclassifications of certain asset and liabilities between reporting categories.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.

(5)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.

(6)	Issuances and settlements for Policyholders' account balances are presented net in the rollforward.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,288,625	$1,288,625	$1,239,885
Policy loans	0	0	1,314,064	1,314,064	1,314,064
Cash and cash equivalents	15,557	0	0	15,557	15,557
Accrued investment income	0	89,448	0	89,448	89,448
Reinsurance recoverables	0	0	212,368	212,368	211,813
Receivables from parent and affiliates	0	149,415	0	149,415	149,415
Other assets	0	22,505	0	22,505	22,505
Total assets	$15,557	$261,368	$2,815,057	$3,091,982	$3,042,687
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,264,128	$277,782	$1,541,910	$1,541,355
Cash collateral for loaned securities	0	7,529	0	7,529	7,529
Short-term debt to affiliates	0	2,845	0	2,845	2,845
Payables to parent and affiliates	0	216,842	0	216,842	216,842
Other liabilities	0	387,109	0	387,109	387,109
Total liabilities	$0	$1,878,453	$277,782	$2,156,235	$2,155,680

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2018
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,214,350	$1,214,350	$1,209,150
Policy loans	0	0	1,236,077	1,236,077	1,236,077
Cash and cash equivalents	56,894	143,000	0	199,894	199,894
Accrued investment income	0	88,278	0	88,278	88,278
Reinsurance recoverables	0	0	0	0	0
Receivables from parent and affiliates	0	154,938	0	154,938	154,938
Other assets	0	28,950	0	28,950	28,950
Total assets	$56,894	$415,166	$2,450,427	$2,922,487	$2,917,287
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,206,747	$272,322	$1,479,069	$1,486,929
Cash collateral for loaned securities	0	11,063	0	11,063	11,063
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	229,345	0	229,345	229,345
Other liabilities	0	372,997	0	372,997	372,997
Total liabilities	$0	$1,820,152	$272,322	$2,092,474	$2,100,334

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2019	2018	2017
	(in thousands)
Balance, beginning of year	$1,613,922	$1,376,211	$1,341,093
Capitalization of commissions, sales and issue expenses	451,773	346,885	278,892
Amortization-Impact of assumption and experience unlocking and true-ups	(34,619)	(54,772)	(16,140)
Amortization-All other	(78,699)	(81,054)	(78,867)
Change in unrealized investment gains and losses	(37,337)	26,652	(5,363)
Other(1)	(59,342)	0	(143,404)
Balance, end of year	$1,855,698	$1,613,922	$1,376,211

(1)
Represents ceded DAC upon reinsurance agreement with Prudential Arizona Reinsurance Term Company and Prudential Arizona Reinsurance Captive Company in 2019 and Gibraltar Universal Life Reinsurance Company ("GUL Re") in 2017. See Note 9 for additional information.

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Life insurance – domestic	$14,522,350	$11,831,419
Life insurance – Taiwan	1,493,716	1,408,598
Individual and group annuities and supplementary contracts	677,266	609,457
Other contract liabilities	8,565,341	5,626,920
Total future policy benefits	$25,258,673	$19,476,394

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwanese individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwanese reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 14.8%, with less than 0.4% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 1.9% to 3.3%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Interest-sensitive life contracts	$17,793,669	$17,167,713
Individual annuities	3,613,971	3,444,327
Guaranteed interest accounts	207,038	240,886
Other	1,264,145	1,206,766
Total policyholders’ account balances	$22,878,823	$22,059,692
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 1.9% to 4.6% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 4.1%. Interest crediting rates range from 0.5% to 8.0% for other.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2019 and 2018, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2019		December 31, 2018
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$101,413,706	N/A	$87,412,536	N/A
Net amount at risk	$23,061	N/A	$656,027	N/A
Average attained age of contractholders	67 years	N/A	66 years	N/A
Minimum return or contract value
Account value	$20,008,013	$111,734,329	$18,574,416	$97,055,710
Net amount at risk	$1,423,229	$2,214,835	$3,186,237	$4,510,250
Average attained age of contractholders	70 years	68 years	70 years	67 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Balances are gross of reinsurance.

(2)	Includes income and withdrawal benefits.

	December 31, 2019	December 31, 2018

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$3,781,929	$3,301,084
General account value	$9,169,757	$8,224,464
Net amount at risk	$147,370,237	$144,225,578
Average attained age of contractholders	55 years	55 years

(1)	Balances are gross of reinsurance.

(2)	Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2019(1)	December 31, 2018(1)
	(in thousands)
Equity funds	$67,526,437	$56,191,438
Bond funds	48,484,071	44,794,947
Money market funds	1,877,377	1,610,279
Total	$117,887,885	$102,596,664

(1)	Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.5 billion at December 31, 2019 and $3.4 billion at December 31, 2018 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2019, 2018 and 2017 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and GMIB are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2016	$387,993	$4,058,181	$27,038	$5,041,008	$9,514,220
Incurred guarantee benefits(1)	16,999	808,834	(8,653)	411,575	1,228,755
Paid guarantee benefits	(25,942)	(14,642)	(1,377)	0	(41,961)
Change in unrealized investment gains and losses	11,288	144,937	123	0	156,348
Balance at December 31, 2017	390,338	4,997,310	17,131	5,452,583	10,857,362
Incurred guarantee benefits(1)	71,467	717,444	1,889	136,256	927,056
Paid guarantee benefits	(35,800)	(76,944)	(2,032)	0	(114,776)
Change in unrealized investment gains and losses	(14,437)	(405,956)	(178)	0	(420,571)
Balance at December 31, 2018	411,568	5,231,854	16,810	5,588,839	11,249,071
Incurred guarantee benefits(1)	52,717	1,473,762	2,266	2,940,727	4,469,472
Paid guarantee benefits	(25,992)	(110,642)	(2,209)	0	(138,843)
Change in unrealized investment gains and losses	22,208	805,259	240	0	827,707
Balance at December 31, 2019	$460,501	$7,400,233	$17,107	$8,529,566	$16,407,407

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2019 and 2018 because they were fully ceded.
9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, Gibraltar Universal Life Reinsurance Company ("GUL Re") and Dryden Arizona Reinsurance Term Company (“DART”), its parent company Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2019	2018
	(in thousands)
Reinsurance recoverables	$40,710,159	$34,682,127
Policy loans	(142,262)	(130,502)
Deferred policy acquisition costs	(6,989,618)	(7,267,847)
Deferred sales inducements	(515,968)	(562,052)
Other assets(1)	258,427	185,573
Policyholders’ account balances	4,934,544	5,004,112
Future policy benefits	4,209,817	3,376,048
Other liabilities(2)	884,641	621,856

(1)	Includes $0.0 million and $0.1 million of unaffiliated activity as of December 31, 2019 and 2018, respectively.

(2)	Includes $43.1 million and $27.2 million of unaffiliated activity as of December 31, 2019 and 2018, respectively.
The reinsurance recoverables by counterparty are broken out below:

	December 31, 2019	December 31, 2018
	(in thousands)
PAR U	$12,380,683	$11,444,032
PALAC	11,635,405	8,828,190
PURC	4,692,769	4,127,455
PARCC	2,627,595	2,527,690
GUL Re	2,292,638	2,017,810
PAR Term	1,825,594	1,678,745
Prudential Insurance	1,764,512	1,226,917
Prudential of Taiwan	1,499,685	1,414,669
Term Re	1,506,366	1,259,141
DART	327,235	119,946
Unaffiliated	157,677	37,532
Total reinsurance recoverables	$40,710,159	$34,682,127

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2019	2018	2017
	(in thousands)
Premiums:
Direct	$1,882,584	$1,807,809	$1,720,896
Assumed(1)	206	230	194
Ceded(2)	(1,854,246)	(1,757,231)	(1,666,384)
Net premiums	28,544	50,808	54,706
Policy charges and fee income:
Direct	3,725,113	3,248,574	3,459,134
Assumed	519,265	497,751	473,573
Ceded(3)	(3,700,222)	(3,212,998)	(3,657,014)
Net policy charges and fee income	544,156	533,327	275,693
Net investment income:
Direct	398,762	330,058	356,291
Assumed	1,631	1,581	1,484
Ceded	(6,596)	(6,352)	(5,365)
Net investment income	393,797	325,287	352,410
Asset administration fees:
Direct	355,118	346,727	340,461
Assumed	0	0	0
Ceded	(339,062)	(332,359)	(322,868)
Net asset administration fees	16,056	14,368	17,593
Other income:
Direct	83,891	68,931	62,830
Assumed(4)	(293)	96	390
Ceded	(59)	(55)	(77)
Amortization of reinsurance income	21	3,992	4,606
Net other income	83,560	72,964	67,749
Realized investment gains (losses), net:
Direct	(1,912,241)	769,114	478,117
Assumed	0	0	0
Ceded(5)	1,795,492	(936,392)	(558,303)
Realized investment gains (losses), net	(116,749)	(167,278)	(80,186)
Policyholders’ benefits (including change in reserves):
Direct	3,352,159	2,647,574	2,436,537
Assumed(6)	885,542	599,589	584,909
Ceded(7)	(4,084,627)	(3,097,664)	(3,039,862)
Net policyholders’ benefits (including change in reserves)	153,074	149,499	(18,416)
Interest credited to policyholders’ account balances:
Direct	470,551	499,458	350,262
Assumed	135,355	141,307	135,123
Ceded	(418,677)	(468,772)	(316,994)
Net interest credited to policyholders’ account balances	187,229	171,993	168,391
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(1,772,111)	(1,587,360)	(1,302,020)

(1)	Includes $0.2 million of unaffiliated activity for each of the years ended December 31, 2019, 2018 and 2017.

(2)	Includes $(0.6) million, $(0.2) million and $0.0 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	Includes $(34) million, $(20) million and $(8) million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(4)	Includes $(0.3) million, $0.1 million and $0.4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(5)	Includes $44 million, $(34) million and $(20) million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(6)	Includes $1.9 million, $0.0 million and $0.4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(7)	Includes $(30) million, $(10) million and $4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2019	2018	2017
	(in thousands)
Direct gross life insurance face amount in force	$993,850,732	$936,489,617	$882,333,743
Assumed gross life insurance face amount in force	39,877,183	40,811,929	41,782,959
Reinsurance ceded	(963,444,461)	(901,709,295)	(854,053,110)
Net life insurance face amount in force	$70,283,454	$75,592,251	$70,063,592
Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement covers new and in force business and excludes business reinsured externally.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $476 million in premiums and $409 million in expenses ceded with the difference being deferred and subsequently amortized through income.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $150 million in premiums and $115 million in expenses ceded with the difference being deferred and subsequently amortized through income.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. Effective July 1, 2017, the Company reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, this agreement has been recaptured for certain term life insurance policies which are now reinsured to PARCC and PAR Term as noted above.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There is no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there is no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in force business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018, excluding those policies that are subject to principle-based reserving.
Information regarding significant third-party reinsurance arrangements is described below.
UPARC
Through June 30, 2017, Pruco Life reinsured Universal Protector policies having no-lapse guarantees with effective dates through December 31, 2013 with UPARC. UPARC reinsured an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Effective July 1, 2017, Pruco Life recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and subsequently included these risks as part of the business ceded to GUL Re under the amended coinsurance agreement on that date.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2019, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$56,371	$36,739	$(52,502)
Total	56,371	36,739	(52,502)
Deferred tax expense (benefit):
U.S. Federal	(115,503)	(89,380)	(104,326)
Total	(115,503)	(89,380)	(104,326)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(59,132)	(52,641)	(156,828)
Income tax expense (benefit) on equity in earnings of operating joint ventures (1)	(1,773)	648	0
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	81,281	(55,174)	43,372
Additional paid-in capital	0	0	824
Total income tax expense (benefit)	$20,376	$(107,167)	$(112,632)
(1) Prior period amounts have been updated to conform to current period presentation.
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and the reported income tax expense (benefit) are provided in the following table:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Expected federal income tax expense	$33,345	$12,136	$60,007
Non-taxable investment income	(52,291)	(49,845)	(157,408)
Tax credits	(40,602)	(40,272)	(29,506)
Domestic production activities deduction, net	0	0	(10,447)
Changes in tax law	0	3,618	(20,165)
Settlements with taxing authorities	0	20,984	0
Other	416	738	691
Reported income tax expense (benefit)	$(59,132)	$(52,641)	$(156,828)
Effective tax rate	(37.2)%	(91.1)%	(91.5)%
The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2019, 2018 and 2017 was (37.2)%, (91.1)% and (91.5)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and the Company’s effective tax rate during the periods presented:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

Tax Act of 2017 - On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $20 million tax benefit in “Income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury or other standard-setting organizations, and recognized a $1 million increase in income tax benefit for a total of $21 million recognized from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%.

2018 Industry Issue Resolution (IIR). In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an acceleration of taxable income for the Company's 2017 tax return for which the tax expense was calculated at 35% and an increase in future tax deduction for the same amount to be realized at 21% netting to a $5 million increase to income tax expense.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $50 million of the total $52 million of 2019 non-taxable investment income, $47 million of the total $50 million of 2018 non-taxable investment income, and $155 million of the total $157 million of 2017 non-taxable investment income. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2019	2018
	(in thousands)
Deferred tax assets:
Insurance reserves	$427,843	$245,488
Net unrealized loss on securities	0	8,283
Employee benefits	7,141	0
Other	1,969	1,897
Deferred tax assets	436,953	255,668
Deferred tax liabilities:
Deferred policy acquisition cost	67,431	55,030
Net unrealized gain on securities	83,801	0
Investments	142,028	95,294
Deferred tax liabilities	293,260	150,324
Net deferred tax asset (liability)	$143,693	$105,344

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2019 and 2018. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $159 million, $58 million and $170 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2019	2018	2017
	(in thousands)
Balance at January 1,	$0	$30,196	$9,488
Increases in unrecognized tax benefits-prior years	0	0	12,373
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	8,335
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	(30,196)	0
Balance at December 31,	$0	$0	$30,196
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$30,196
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2019, the Company remains subject to examination in the U.S. for tax years 2015 through 2019.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2016	$(402)	$71,377	$70,975
Change in OCI before reclassifications	259	164,482	164,741
Amounts reclassified from AOCI	0	(26,998)	(26,998)
Income tax benefit (expense)	(91)	(43,281)	(43,372)
Balance, December 31, 2017	$(234)	$165,580	$165,346
Change in OCI before reclassifications	(17,745)	(257,432)	(275,177)
Amounts reclassified from AOCI	0	(2,549)	(2,549)
Income tax benefit (expense)	581	54,593	55,174
Cumulative effect of adoption of ASU 2016-01	0	(1,539)	(1,539)
Cumulative effect of adoption of ASU 2018-02	(50)	30,499	30,449
Balance, December 31, 2018	$(17,448)	$(10,848)	$(28,296)
Change in OCI before reclassifications	9,572	435,919	445,491
Amounts reclassified from AOCI	0	(54,472)	(54,472)
Income tax benefit (expense)	(41)	(81,240)	(81,281)
Balance, December 31, 2019	$(7,917)	$289,359	$281,442

(1)	Includes cash flow hedges of $26 million, $22 million, and $(18) million as of December 31, 2019, 2018 and 2017, respectively.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$7,734	$15,889	$(1,103)
Net unrealized investment gains (losses) on available-for-sale securities(4)	46,738	(13,340)	28,101
Total net unrealized investment gains (losses)	54,472	2,549	26,998
Total reclassifications for the period	$54,472	$2,549	$26,998

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 4 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:
Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$4,883	$(912)	$632	$(1,643)	$2,960
Net investment gains (losses) on investments arising during the period	375	0	0	(119)	256
Reclassification adjustment for (gains) losses included in net income	(3,699)	0	0	1,171	(2,528)
Reclassification adjustment for OTTI losses excluded from net income(1)	50	0	0	(16)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	813	0	(289)	524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(610)	214	(396)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850
Net investment gains (losses) on investments arising during the period	(2,150)	0	0	451	(1,699)
Reclassification adjustment for (gains) losses included in net income	(20)	0	0	4	(16)
Reclassification adjustment for OTTI losses excluded from net income(1)	(128)	0	0	27	(101)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(53)	0	11	(42)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	15	(3)	12
Balance, December 31, 2018	$(689)	$(152)	$37	$(192)	$(996)
Net investment gains (losses) on investments arising during the period	2,112	0	0	(450)	1,662
Reclassification adjustment for (gains) losses included in net income	210	0	0	(45)	165
Reclassification adjustment for OTTI losses excluded from net income(1)	(65)	0	0	14	(51)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	316	0	(67)	249
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(355)	76	(279)
Balance, December 31, 2019	$1,568	$164	$(318)	$(664)	$750

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(3)	"Other liabilities" primarily includes reinsurance payables.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs and Other Costs(3)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(4)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$107,549	$(96,752)	$94,291	$(36,671)	$68,417
Net investment gains (losses) on investments arising during the period	134,613	0	0	(42,628)	91,985
Reclassification adjustment for (gains) losses included in net income	30,697	0	0	(9,721)	20,976
Reclassification adjustment for OTTI losses excluded from net income(1)	(50)	0	0	16	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	98,584	0	(35,060)	63,524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(123,289)	43,151	(80,138)
Balance, December 31, 2017	$272,809	$1,832	$(28,998)	$(80,913)	$164,730
Net investment gains (losses) on investments arising during the period	(284,672)	0	0	59,778	(224,894)
Reclassification adjustment for (gains) losses included in net income	(2,529)	0	0	531	(1,998)
Reclassification adjustment for OTTI losses excluded from net income(1)	128	0	0	(27)	101
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(67,575)	0	14,190	(53,385)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	97,003	(20,369)	76,634
Cumulative effect of adoption of ASU 2016-01	(2,368)	0	0	829	(1,539)
Cumulative effect of adoption of ASU 2018-02	0	0	0	30,499	30,499
Balance, December 31, 2018	$(16,632)	$(65,743)	$68,005	$4,518	$(9,852)
Net investment gains (losses) on investments arising during the period	494,861	0	0	(105,395)	389,466
Reclassification adjustment for (gains) losses included in net income	(54,682)	0	0	11,646	(43,036)
Reclassification adjustment for OTTI losses excluded from net income(1)	65	0	0	(14)	51
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	488,806	0	(104,105)	384,701
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(549,821)	117,100	(432,721)
Balance, December 31, 2019	$423,612	$423,063	$(481,816)	$(76,250)	$288,609

(1)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 4 for information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(4)	"Other liabilities" primarily includes reinsurance payables.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $262 million, $192 million and $(503) million for the years ended December 31, 2019, 2018 and 2017, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,665 million and $1,461 million at December 31, 2019 and 2018, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of statutory capital and surplus as of the preceding December 31 or its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, the dividend is considered to be an "extraordinary dividend" and requires the prior approval of the AZDOI. Based on these limitations, there is a capacity to pay a dividend of $21 million in 2020 without prior approval since the Company paid dividends to Prudential Insurance of $250 million in 2019, of which $146 million was paid from surplus and $104 million was considered an extraordinary dividend. The Company also paid dividends to Prudential Insurance of $0 million and $250 million in 2018 and 2017, respectively.
13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2019, 2018 and 2017. The expense charged to the Company for the deferred compensation program was $6 million, $6 million and $9 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $20 million, $23 million and $26 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $24 million, $28 million and $28 million for the years ended December 31, 2019, 2018 and 2017, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $9 million, $10 million and $10 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $747 million, $739 million and $633 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $116 million, $69 million and $66 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,339 million at December 31, 2019 and $3,631 million at December 31, 2018. Fees related to these COLI policies were $48 million, $45 million and $44 million for the years ended December 31, 2019, 2018 and 2017, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $14 million, $13 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $96 million and $88 million as of December 31, 2019 and 2018, respectively. "Net investment income" related to these ventures includes a gain of $9 million, a loss of $1 million and a gain of $8 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $341 million, $333 million and $323 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $10 million, $10 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2019	2018
							(in thousands)
U.S. dollar floating rate notes			2028	3.83%	-	4.25%	$0	$6,502
U.S. dollar fixed rate notes	2020	-	2027	0.00%	-	14.85%	122,566	128,140
Total long-term notes receivable - affiliated(1)							$122,566	$134,642

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2019 and 2018, and is included in “Other assets”. Revenues related to these assets were $4 million, $5 million and $5 million for the years ended December 31, 2019, 2018 and 2017, respectively, and are included in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2019 and 2018:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
DART	January 2018	Purchase	Other Invested Assets	$21,457	$21,457	$0	$0
PALAC	April 2018	Purchase	Fixed Maturities	$64,313	$64,313	$0	$0
GUL Re	May 2018	Purchase	Fixed Maturities	$87,486	$87,486	$0	$0
GUL Re	May 2018	Purchase	Fixed Maturities	$37,921	$37,921	$0	$0
Prudential Realty Securities, Inc.	November 2018	Purchase	Commercial Mortgages	$3,259	$3,425	$0	$(167)
Prudential Insurance	February 2019	Sale	Commercial Mortgages	$4,995	$5,000	$(4)	$0
PALAC	April 2019	Sale	Equity Securities	$14,525	$13,466	$0	$1,059
Term Re	September 2019	Sale	Fixed Maturities	$9,178	$8,135	$0	$1,043
PURC	September 2019	Sale	Fixed Maturities	$8,399	$7,455	$0	$944
PAR U	September 2019	Sale	Fixed Maturities	$31,466	$28,146	$0	$3,320
Prudential Insurance	September 2019	Sale	Fixed Maturities	$10,702	$9,254	$1,144	$0
PURC	December 2019	Sale	Equity Securities	$7,767	$6,002	$0	$1,765
Par Term	December 2019	Sale	Fixed Maturities	$27,330	$24,739	$0	$2,591
PURC	December 2019	Sale	Fixed Maturities	$93,830	$75,586	$0	$18,244
PURC	December 2019	Sale	Fixed Maturities	$78,884	$68,645	$0	$10,239
Prudential Insurance	December 2019	Purchase	Other Invested Assets	$9,000	$9,000	$0	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. Short-term debt outstanding was $2.8 million as of December 31, 2019. There was no debt outstanding as of December 31, 2018 and 2017.
The total interest expense to the Company related to loans payable to affiliates was $2.3 million, $0.7 million and $0.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Contributed Capital and Dividends
In December of 2019, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March of 2018, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March and July of 2017, the Company received capital contributions in the amounts of $5 million and $149 million, respectively, from Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In December of 2019, the Company paid a dividend in the amount of $250 million to Prudential Insurance. Through December of 2018, the Company did not pay any dividends. In December of 2017, the Company paid a dividend in the amount of $250 million to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.
14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2019 and 2018, the outstanding balances on these commitments were $26 million and $14 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2019 and 2018, $261 million and $257 million, respectively, of these commitments were outstanding.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2019, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement.
Securities Lending and Foreign Tax Reclaim Matter
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor ("DOL"), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two of its subsidiaries violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2019 and 2018 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2019
Total revenues	$222,412	$233,359	$273,205	$220,388
Total benefits and expenses	150,798	219,237	234,568	185,977
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,614	14,122	38,637	34,411
Net income (loss)	$87,788	$48,435	$43,373	$37,403
2018
Total revenues	$188,712	$248,288	$183,330	$209,146
Total benefits and expenses	179,469	224,981	166,760	200,479
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	9,243	23,307	16,570	8,667
Net income (loss)	$11,304	$36,226	$18,725	$42,383

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2019 and 2018, and the related consolidated statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2019, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for certain financial assets and liabilities and the manner in which its accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018 and the manner in which it accounts for certain reinsurance costs in 2017.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As discussed in Note 13 to the consolidated financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, its parent company, and other affiliates, who are related parties.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 5, 2020

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)
Financial Statements of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2)
Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiary consisting of the Consolidated Statements of Financial Position as of December 31, 2019 and 2018, and the related Consolidated Statements of Operations and Comprehensive Income, of Equity and of Cash Flows for each of the three years in the period ended December 31, 2019, including the related Notes and Financial Statement Schedule appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits:

(1)	Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 3)

(2)	Agreements for custody of securities and similar investments—Not Applicable.

(3) (a)	Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). (Note 4)

(b) (1)	Specimen Affiliated Insurer Amendment to Selling Agreement (Note 9)

(b) (2)	List of Broker Dealers selling under original Selling Agreement. (Note 10)

(b) (3)	List of Broker Dealers that executed Amendment to Selling Agreement. (Note 10)

(4) (a)	Form of B, L, and X Base Contract P-BLX/IND (2/10) and Form of "C" Base Contract P-CR/IND (2/10) (including B, L, X & C schedule pages). (Note 2)

(4) (a)(1)	Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10), P-L-DCD-IND(2/10), (P-X-DCD-IND(2/10) and (P-C-DCD-IND (2/10). (Note 9)

(b)	Form of Medically Related Surrender Endorsement P-END-MRS (02/10). (Note 2)

(c)	Form of Medically Related Surrender Schedule Supplement P-SCH-MRS (02/10). (Note 2)

(d)	Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP (02/10). (Note 2)

(e)	Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP (02/10). (Note 2)

(f)	Form of Market Value Adjustment Option Rider P-RID-MVA (02/10). (Note 2)

(g)	Form of Market Value Adjustment Option Rider Schedule Supplement P-SCH-MVA (02/10). (Note 2)

(h)	Form of Dollar Cost Averaging Program Rider P-RID-DCA (02/10). (Note 2)

(i)	Form of Dollar Cost Averaging Program Schedule Supplement P-SCH-DCA (02/10). (Note 2)

(j)	Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV (02/10). (Note 2)

(k)	Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV (02/10). (Note 2)

(l)	Form of Combination Death Benefit Rider P-RID-HAVROLL (02/10). (Note 2)

(m)	Form of Combination Death Benefit Schedule Supplement P-SCH-HAVROLL (02/10). (Note 2)

(n)	Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10). (Note 2)

(o)	Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). (Note 2)

(p)	Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). (Note 2)

(q)	Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). (Note 2)

(r)	Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-(02/10)). (Note 2)

(s)	Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-(02/10)). (Note 2)

(t)	Form of Highest Daily Lifetime 6 Plus with LIA Benefit Rider (P-RID-HD6-LIA-(02/10)). (Note 2)

(u)	Form of Highest Daily Lifetime 6 Plus with LIA Schedule (P-SCH-HD6-LIA-(02/10)). (Note 2)

(v)	Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09). (Note 7)

(w)	Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09). (Note 7)

(x)	Form of GRO Plus II benefit rider (P-RID-GRO (02/10). (Note 2)

(y)	Form of GRO Plus II benefit schedule (P-SCH-GRO (02/10). (Note 2)

(z)	Form of 403(b) Annuity Endorsement (P-END-403 (2/10). (Note 2)

(aa)	Form of Beneficiary Annuity Endorsement P-ENDBENE (2/10). (Note 2)

(ab)	Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2/10), P-L-DCD-IND(2/10), (P-X-DCD-IND(2/10), and (P-C-DCD-IND(2/10)). (Note 9)

(ac)	Form of Affiliation Credit Endorsement P-END-ACE(2/10). (Note 10)

(ad)	Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(11/09)((8/10)). (Note 11)

(ae)	Highest Daily Lifetime Income Benefit Rider P-RID-HD(1/11). (Note 12)

(af)	Highest Daily Lifetime Income Benefit Schedule Supplement P-SCH-HD (1/11). (Note 12)

(ag)	Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Rider P-RID-HD-LIA(1/11). (Note 12)

(ah)	Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Schedule Supplement P-SCH-HD-LIA(1/11). (Note 12)

(ai)	Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12). (Note 13)

(aj)	Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-7-12). (Note 13)

(ak)	Form of Highest Daily Lifetime Income Benefit 2.0 with LIA rider (P-RID-HD-LIA-7-12). (Note 13)

(al)	Form of Highest Daily Lifetime Income Benefit 2.0 with LIA schedule (P-SCH-HD-LIA-7-12). (Note 13)

(am)	Form of Highest Daily Lifetime Income Benefit 2.0 with HDDB rider (P-RID-HD-HDB-7-12). (Note 13)

(an)	Form of Highest Daily Lifetime Income Benefit 2.0 with HDDB schedule (P-SCH-HD-HDB-7-12). (Note 13)

(ao)	Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13) (includes schedule pages). (Note 14)

(ap)	Form of Highest Daily Lifetime Income Benefit v2.1 w/HDDB rider P-RID-HD-HDB(2-13) (includes schedule pages). (Note 14)

(4)	(aq) Amendatory Tax Endorsement. (Note 15)

(5) (a)	Application form for the Contract P-VAA (02/10). (Note 9)

(b)	Form of Application form for the Contract P-IBVAA (02/10). (Note 9)

(c)	Form of Application for the Contract ORD202826 Rev (7/12). (Note 13)

(d)	Form of Applications for the Contract ORD202826 Rev (2/13) and Beneficiary Contract ORD202828 Rev (2/13). (Note 14)

(6)(a)	Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 6)

(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7)	Copy of Contract of reinsurance in connection with Variable Annuity Contracts:

(a)	Coinsurance Agreement for HD6+. (Note 18)

(b)	Pruco Reinsurance Ltd. for HDI benefit filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-170466 filed April 1, 2011.

(c)	Coinsurance Agreement for HD1 2.0. (Note 15)

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)
AST Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC.(Note 9)

(b)	Copy of Franklin Templeton Fund Participation Agreement. (Note 9)

(c)	Shareholder Information Agreement (Sample Rule 22C-2). (Note 8)

(d)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. (Note 15)

(e)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC (Note 17)

(9)	Opinion of Counsel. (Note 2)

(10)	Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11)	All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)	Powers of Attorney:

(a)	Caroline A. Feeney (Note 1)

(b)	Salene Hitchcock-Gear (Note 1)

(c)	Dylan J. Tyson (Note 1)

(d)	Candace J. Woods (Note 1)

(e)	Susan M. Mann (Note 1)

(f)	Nandini Mongia (Note 19)

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3)	Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4)	Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 5)	Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6)	Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 23 to Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 10)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 333-162673, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12)	Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162673, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13)	Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162673, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 14)	Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162673, filed February 13, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15)	Incorporated by reference to Post-Effective Amendment No. 18 to Registration No. 333-162673, filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 16)	Incorporated by reference to Post-Effective Amendment No. 26 to Registration No. 333-162673, filed December 13, 2017 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17)	Incorporated by reference to Post-Effective Amendment No. 27 to Registration No. 333-162673, filed April 5, 2018 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 18)	Incorporated by reference to Post-Effective Amendment No. 25, Form N-4, Registration Statement No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(Note 19) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Markus Coombs 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia 280 Trumbull Street Hartford, Connecticut 06103	Director and Treasurer
Todd Bryden 280 Trumbull Street Hartford, Connecticut 06103	Chief Actuary and Senior Vice President
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 14, 2020, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2020, there were 57,336 Qualified contract owners and 18,731 Non-Qualified contract owners of the X series, 217,700 Qualified contract owners and 80,595 Non-Qualified contract owners of the B series, 77,291 Qualified contract owners and 31,435 Non-Qualified contract owners of the L series, and 6,406 Qualified contract owners and 4,401 Non-Qualified contract owners of the C series.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Ann Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Matthew Sun 213 Washington Street Newark, New Jersey 07102-2917	Treasurer
Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
William Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President and Chief Compliance Officer
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President

ITEM 29. PRINCIPAL UNDERWRITERS:

(c)	Commissions received by PAD during 2019 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$747,107,473.30	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.
ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

EXHIBITS

Exhibit No.	Description

(1)
Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(3)(a)
Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)(1)
Specimen Affiliated Insurer Amendment to Selling Agreement Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)(2)
List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)(3)
List of Broker Dealers that executed Amendment to Selling Agreement. (Note 10)Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)(a)
Form of B, L, and X Base Contract P-BLX/IND (2/10) and Form of "C" Base Contract P-CR/IND (2/10) (including B, L, X & C schedule pages). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4) (a)(1)
Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10), P-L-DCD-IND(2/10), (P-X-DCD-IND(2/10) and (P-C-DCD-IND (2/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)
Form of Medically Related Surrender Endorsement P-END-MRS (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(c)
Form of Medically Related Surrender Schedule Supplement P-SCH-MRS (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(d)
Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(e)
Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(f)
Form of Market Value Adjustment Option Rider P-RID-MVA (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(g)
Form of Market Value Adjustment Option Rider Schedule Supplement P-SCH-MVA (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(h)
Form of Dollar Cost Averaging Program Rider P-RID-DCA (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(i)
Form of Dollar Cost Averaging Program Schedule Supplement P-SCH-DCA (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(j)
Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(k)
Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(l)
Form of Combination Death Benefit Rider P-RID-HAVROLL (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(m)
Form of Combination Death Benefit Schedule Supplement P-SCH-HAVROLL (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(n)
Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(o)
Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(p)
Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(q)
Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(r)
Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-(02/10)). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(s)
Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-(02/10)). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(t)
Form of Highest Daily Lifetime 6 Plus with LIA Benefit Rider (P-RID-HD6-LIA-(02/10)). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(u)
Form of Highest Daily Lifetime 6 Plus with LIA Schedule (P-SCH-HD6-LIA-(02/10)). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(v)
Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09). Incorporated by reference to Post-Effective Amendment No. 23 to Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(w)
Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09). Incorporated by reference to Post-Effective Amendment No. 23 to Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(x)
Form of GRO Plus II benefit rider (P-RID-GRO (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(y)
Form of GRO Plus II benefit schedule (P-SCH-GRO (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(z)
Form of 403(b) Annuity Endorsement (P-END-403 (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(aa)
Form of Beneficiary Annuity Endorsement P-ENDBENE (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(ab)
Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-INC(2/10), P-L-DCD-IND(2/10), (P-X-DCD-IND92/10), and (P-C-DCD-IND(2/10)). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ac)
Form of Affiliation Credit Endorsement P-END-ACE(2/10). Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ad)
Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(11/09)((8/10)). Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 333-162673, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ae)
Highest Daily Lifetime Income Benefit Rider P-RID-HD(1/11). Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162673, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(af)
Highest Daily Lifetime Income Benefit Schedule Supplement P-SCH-HD (1/11). Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162673, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ag)
Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Rider P-RID-HD-LIA(1/11). Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162673, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ah)
Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Schedule Supplement P-SCH-HD-LIA(1/11). Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162673, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ai)
Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162673, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(aj)
Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162673, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ak)
Form of Highest Daily Lifetime Income Benefit 2.0 with LIA rider (P-RID-HD-LIA-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162673, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(al)
Form of Highest Daily Lifetime Income Benefit 2.0 with LIA schedule (P-SCH-HD-LIA-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162673, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(am)
Form of Highest Daily Lifetime Income Benefit 2.0 with HDDB rider (P-RID-HD-HDB-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162673, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(an)
Form of Highest Daily Lifetime Income Benefit 2.0 with HDDB schedule (P-SCH-HD-HDB-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162673, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ao)
Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13) (includes schedule pages). Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162673, filed February 13, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ap)
Form of Highest Daily Lifetime Income Benefit v2.1 w/HDDB rider P-RID-HD-HDB(2-13) (includes schedule pages). Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162673, filed February 13, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(5)(a)
Application form for the Contract P-VAA (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)
Form of Application form for the Contract P-IBVAA (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(c)
Form of Application for the Contract ORD202826 Rev (7/12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162673, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)
Form of Applications for the Contract ORD202826 Rev (2/13) and Beneficiary Contract ORD202828 Rev (2/13). Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162673, filed February 13, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(6)(a)
Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(7)(a)
Coinsurance Agreement for HD6+. Incorporated by reference to Post-Effective Amendment No. 25, Form N-4, Registration Statement No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)	Pruco Reinsurance Ltd. for HDI benefit filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-170466 filed April 1, 2011.

(c)
Coinsurance Agreement for HD1 2.0. Incorporated by reference to Post-Effective Amendment No. 18 to Registration No. 333-162673, filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(a)
AST Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC.Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)
Copy of Franklin Templeton Fund Participation Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(c)
Shareholder Information Agreement (Sample Rule 22C-2). Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 18 to Registration No. 333-162673, filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(e)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 27 to Registration No. 333-162673, filed April 5, 2018 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(9)	Opinion of Counsel. Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(10)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(13)(a)	Power of Attorney for Caroline A. Feeney. Filed Herewith.

(13)(b)	Power of Attorney for Salene Hitchcock-Gear. Filed Herewith.

(13)(c)	Power of Attorney for Dylan J. Tyson. Filed Herewith.

(13)(d)	Power of Attorney for Candace J. Woods. Filed Herewith.

(13)(e)	Power of Attorney for Susan M. Mann. Filed Herewith.

(13)(f)
Power of Attorney for Nandini Mongia. Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 3rd day of April, 2020.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	April 3, 2020
Dylan J. Tyson
Susan M. Mann*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 3, 2020
Susan M. Mann
Director
Markus Coombs
Nandini Mongia*	Director	April 3, 2020
Nandini Mongia
Candace J. Woods*	Director	April 3, 2020
Candace J. Woods
Salene Hitchcock-Gear*	Director	April 3, 2020
Salene Hitchcock-Gear
Caroline A. Feeney*	Director	April 3, 2020
Caroline A. Feeney

By:	/s/Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.